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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 9/30
Date of reporting period: 3/31/13

Item 1 - Reports to Shareholders

SEMIANNUAL REPORT

March 31, 2013

Janus Alternative Fund

Janus Global Real Estate Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Alternative Fund

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman, CFA
Chief Investment
Officer, Equities

Gibson Smith
Chief Investment
Officer, Fixed Income

SUMMARY

The global economy continues to improve, albeit slowly. As the market becomes more comfortable with the improving growth outlook, we believe risk assets will benefit. We still see plenty of reasons to be positive about equities and corporate credit, and believe that this environment is particularly supportive of fundamental, bottom-up security selection. In our opinion, uncovering companies with sustainable long-term growth drivers or meaningful balance sheet restructuring stories will be key to delivering attractive risk-adjusted returns in equities and fixed income.

ECONOMY ON FIRMER FOOTING

Behind periodic rounds of headline risk, the global economy continues to improve, albeit slowly. Concerns about growth in China and the United States, and to a lesser extent Europe, have begun to abate. Japan’s stock market has rallied on optimism that a weaker yen will boost exports. Emerging market economies continue to gain ground. All this is good news for financial markets, and has been reflected in the new highs reached by many global equity indices, as well as the modest increase in interest rates seen over the past couple of months. As the market gets more comfortable with the improving growth outlook, we believe risk assets will benefit.

However, the world remains exposed to political and fiscal risk, as the recent Cyprus bailout and Italian anti-reform voter sentiment remind us. Meanwhile, U.S. government spending cuts triggered on March 1 have had little noticeable impact on the economy so far but may create modest headwinds over the coming months. However, we believe the U.S. economy has strong structural positives in place to withstand it, including the sweeping changes that horizontal drilling and hydraulic fracturing have brought to the U.S. energy industry, creating a potential advantage for U.S.-based production. This has helped fuel a manufacturing renaissance. The housing industry rebound also shows no sign of tapering off.

In our view, the greatest risk for investors is the complacency that we sense in the markets. That complacency could be disrupted if we don’t see real results in either macroeconomic growth or company performance. However, we continue to believe that the current slow-growth environment is supportive of fundamental, bottom-up individual security selection. In a lower-growth environment, the opportunity to identify companies that can distinguish themselves and compound their earnings at attractive rates is more compelling, as there’s greater differentiation between companies when the economy is slow than when it’s robust.

EQUITIES: A FAVORABLE BACKDROP

Equity markets have enjoyed a significant rally, reflecting some of the recent positives we’ve seen that point to a more stable global economy. Economic growth may be slow, but companies appear to be well-positioned for it.

Equity valuations compared with other asset classes are in line or below historical norms. One point we find particularly interesting is that the premium of growth stocks over value stocks is low relative to long-term averages. This suggests many believe that companies will have a tough time growing at strong rates in an environment of slow economic growth. This perception suits us just fine. If there is a reluctance to believe many companies can demonstrate solid growth, it should ultimately be reflected in the valuations of the companies that do. Finding those companies that can in fact put up growth in a slower economic environment is a challenge we think favors our fundamental research process.

FIXED INCOME: CAUTIOUS ON RATES

We remain constructive on U.S. corporate credit, provided that companies continue to maintain balance sheet discipline. Our biggest concern is the direction of interest rates. Global central bank policy over the past few years has held interest rates at levels that produce negative real rates of return, and historically that has not been sustained for long. Across our fixed income strategies, we have been shortening portfolio duration in order to seek to minimize downside risk if interest rates should rise.

At the same time, we remain cognizant of continued global headline risk. Time and again, we’ve seen unexpected bad news spur risk-off trading in credit markets and a

Janus Alternative Fund | 1

(unaudited) (continued)

flight-to-quality rally in U.S. Treasury bonds. This requires us to maintain a balance between our view on rates with the need to maintain some insurance against event risk. As we have done in the past, we would be buyers at the long end of the U.S. Treasury curve in the event that uncertainty and volatility were to increase.

Sincerely,

Jonathan Coleman, CFA
Chief Investment Officer, Equities

Gibson Smith
Chief Investment Officer, Fixed Income

2 | MARCH 31, 2013

Janus Global Real Estate Fund (unaudited)

Fund Snapshot
We believe global real estate investments can be a long-term source of wealth creation through attractive current income and substantial capital appreciation over time. We use intensive fundamental research to uncover companies that have developed a targeted and/or vertically integrated real estate platform, practice disciplined capital allocation and show a clear ability to create value.
Patrick Brophy portfolio manager

Performance Discussion

Janus Global Real Estate Fund’s Class I shares returned 11.83%, while its benchmark, the FTSE/EPRA NAREIT Global Index, returned 12.53% for the six-month period ended March 31, 2013. The Fund’s secondary benchmark, the FTSE EPRA/NAREIT Developed Index, returned 12.39% during the period. Stock selection contributed to relative results. Stock selection was strongest in the U.S. and Mexico. Geographic allocation detracted sharply from performance, with the Fund’s sizable underweight position in Japan and overweight position in Brazil accounting for much of the downside.

On an absolute return basis, two of the worst performers were two residential developers in Brazil, MRV and PDG Realty. The top two performers were a small-cap owner of senior housing in the U.S., Capital Senior Living, and a newly listed J-REIT that owns and develops warehouses in Japan, Nippon Prologis.

As always, we continue to seek out opportunistic investments, concentrating on the key characteristics of our long-established investment philosophy: focused businesses, disciplined allocation of capital, compelling valuation, high barrier-to-entry markets, attractive/irreplaceable real estate assets, development expertise and quality management.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Economic Overview

Looking back at the markets over the six-month period ending March 31, 2013, our primary observation is that a smoldering geopolitical environment and an increasingly shaky economic recovery are no match for central banks committed to seemingly unlimited quantitative easing. As a longtime investor we think this is clearly supportive of the widely accepted “don’t fight the Fed (Federal Reserve)” argument, or, as one investor put it, “when the fire hose is on just do your best to get in front of it.” Not exactly how stock pickers like us like to invest, but it’s hard to argue with this logic when one observes the markets’ march higher over the last six months. In fact, we believe we can provide a case study on the merits of the get-in-the-way argument in the real estate sector. That case study is Japan.

On the heels of the election in Japan and the subsequent introduction of “Abenomics,” an economic approach predicated on massive monetary easing with the goal of achieving a 2% inflation target, the country’s listed real estate sector spiked over 40% in the six-month period. Some real estate companies saw their stock prices shoot up more than 80%. Mind you, these are owners of commercial real estate in a developed market, not tech startups or small-caps in a frontier market. Clearly, the reflation story has gained significant traction. Investors are piling in to Japan, and a lot of market watchers are predicting ongoing inflows and buoyant equity prices. We, however, don’t anticipate contributing to those inflows, even though we know full well that stepping out of the way of the fire hose may inflict some pain. Our bottom line is that we don’t think valuations are at all attractive, and we would argue that current stock prices already reflect a vastly improved fundamental backdrop and an inflationary environment. Perhaps more important, we believe there are much better investment opportunities elsewhere in the world.

In our letter from a year ago, we opined that maybe markets had moved a bit too far, too fast. Since then, they’ve moved steadily higher, and they’ve done it in the face of what we think is an even more muddled macro picture. Despite massive monetary stimulus and policy intervention, we see increasing signs of deflationary pressures and a stubborn lack of growth. This makes us think that the efficacy of quantitative easing is fading, and, if that is indeed the case, we’re not sure what the next silver bullet is. On top of that, we’re still not convinced that any meaningful solutions have been implemented to tackle the long-term, structural problems that have been front and center for some time.

Janus Alternative Fund | 3

Janus Global Real Estate Fund (unaudited)

Global Real Estate Overview

Equity markets delivered another strong six months, and the real estate sector had strong gains as well. In the real estate space on a country-specific level, some of the best performers – looking at just those countries that comprise at least 2% of the index – were Japan (by far, as discussed above), China and Australia. The one notable laggard was Brazil. It should be noted that Japan accounted for nearly one-third of the index’s gains in the six-month period, even though it has only a 9% weighting.

Given investors still seem somewhat skittish about the economy – rightly so, in our opinion – we think real estate continues to benefit from its current income component and defensive qualities: long-term leases, transparent cash flows, conservative leverage, inflation hedging. Moreover, it’s apparent, at least to us, that listed commercial real estate companies, especially those that own strategic assets in key gateway cities, are increasingly taking on a safe-haven status.

Outlook

As discussed above, we remain concerned about the lack of global growth, even with all of the unprecedented intervention of central banks. Austerity in Europe, a slowdown in China, sequestration in the U.S., the possibility of currency wars, and soaring public debt all keep us up at night and make us want to stay defensive. Maybe liquidity-fueled markets will be able to continue climbing this wall of worry until better underlying fundamentals take hold, but we certainly have no clarity on that front. Accordingly, we plan to take advantage of these uncertain times to snap up quality commercial real estate that we believe has gotten overly cheap, and unload positions where we can no longer justify current pricing. This is likely to give the portfolio a bit of a contrarian bent, and may require patience, but we believe it is the proper strategy for long-term value creation.

Thank you for your continued investment in Janus Global Real Estate Fund.

4 | MARCH 31, 2013

(unaudited)

Janus Global Real Estate Fund At A Glance

5 Top Performers – Holdings

Contribution

Chatham Lodging Trust	0.78%
Mitsubishi Estate Co., Ltd.	0.74%
Nippon Prologis REIT, Inc.	0.61%
Lexington Realty Trust	0.61%
Fibra Uno Administracion S.A. de C.V.	0.53%

5 Bottom Performers – Holdings

Contribution

BR Properties S.A.	–0.25%
PDG Realty S.A. Empreendimentos e Participacoes	–0.17%
Copper Mountain Mining Corp.	–0.14%
ProShares Ultra Real Estate (ETF)	–0.13%
MRV Engenharia e Participacoes S.A.	–0.12%

4 Top Performers – Sectors*

		Fund Weighting	FTSE EPRA/NAREIT Global
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	0.83%	76.85%	98.68%
Health Care	0.37%	0.67%	0.06%
Consumer Discretionary	0.19%	5.18%	1.24%
Industrials	0.11%	1.22%	0.00%

4 Bottom Performers – Sectors*

		Fund Weighting	FTSE EPRA/NAREIT Global
	Fund Contribution	(Average % of Equity)	Index Weighting

Other**	–2.10%	13.84%	0.02%
Materials	–0.18%	0.44%	0.00%
Utilities	–0.10%	1.79%	0.00%
Telecommunication Services	0.01%	0.01%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Alternative Fund | 5

Janus Global Real Estate Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2013

Lexington Realty Trust REIT – Diversified	2.8%
Hang Lung Properties, Ltd. Real Estate Operating/Development	2.7%
Kennedy-Wilson Holdings, Inc. Real Estate Management/Services	2.7%
Chatham Lodging Trust REIT – Hotels	2.6%
CapitaLand, Ltd. Real Estate Operating/Development	2.4%

13.2%

Asset Allocation – (% of Net Assets)
As of March 31, 2013

Emerging markets comprised 6.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2013

As of September 30, 2012

6 | MARCH 31, 2013

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2013					per the January 28, 2013 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Real Estate Fund – Class A Shares

NAV	11.63%	19.98%	6.16%	4.04%	1.54%	1.44%

MOP	5.17%	13.12%	4.91%	2.89%

Janus Global Real Estate Fund – Class C Shares

NAV	11.27%	19.00%	5.53%	3.39%	2.31%	2.19%

CDSC	10.27%	18.00%	5.53%	3.39%

Janus Global Real Estate Fund – Class D Shares(1)	11.76%	20.18%	4.75%	2.45%	1.34%	1.15%

Janus Global Real Estate Fund – Class I Shares	11.83%	20.27%	6.45%	4.30%	1.16%	1.07%

Janus Global Real Estate Fund – Class S Shares	11.74%	19.96%	6.06%	3.92%	1.60%	1.49%

Janus Global Real Estate Fund – Class T Shares	11.84%	20.27%	5.44%	3.15%	1.33%	1.24%

FTSE EPRA/NAREIT Global Index	12.53%	21.13%	3.27%	1.29%

FTSE EPRA/NAREIT Developed Index	12.39%	21.09%	3.49%	1.64%

Morningstar Quartile – Class I Shares	–	2nd	1st	1st

Morningstar Ranking – based on total return for Global Real Estate Funds	–	98/201	3/152	8/151

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Alternative Fund | 7

Janus Global Real Estate Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2014.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s prospectuses or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Class A Shares, Class C Shares, Class I Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of each respective share class of the predecessor fund, calculated using the fees and expenses of each respective share class net of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s and the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date – November 28, 2007

(1) Closed to new investors.

8 | MARCH 31, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12 - 3/31/13)

Class A Shares	$1,000.00	$1,117.50	$7.23	$1,000.00	$1,018.10	$6.89	1.37%

Class C Shares	$1,000.00	$1,112.70	$10.96	$1,000.00	$1,014.56	$10.45	2.08%

Class D Shares	$1,000.00	$1,117.60	$5.75	$1,000.00	$1,019.50	$5.49	1.09%

Class I Shares	$1,000.00	$1,119.40	$5.39	$1,000.00	$1,019.85	$5.14	1.02%

Class S Shares	$1,000.00	$1,117.40	$7.39	$1,000.00	$1,017.95	$7.04	1.40%

Class T Shares	$1,000.00	$1,118.40	$6.29	$1,000.00	$1,019.00	$5.99	1.19%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financials or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Alternative Fund | 9

Janus Global Real Estate Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares		Value

Common Stock – 87.9%
Building – Residential and Commercial – 0.7%
11,100	Hajime Construction Co., Ltd.	$646,282
67,900	MRV Engenharia e Participacoes S.A.	282,020
		928,302
Building and Construction – Miscellaneous – 0.1%
6,500	Multiplan Empreendimentos Imobiliarios S.A.	186,634
Casino Hotels – 0.7%
71,975	Crown, Ltd.	921,498
Diversified Operations – 0.7%
107,700	Wharf Holdings, Ltd.	960,133
Electric – Distribution – 0.7%
557,021	Spark Infrastructure Group (144A)	962,470
Electric – Generation – 0%
777,953	Indiabulls Infrastructure and Power, Ltd.	64,418
Electric – Transmission – 0.8%
28,637	Brookfield Infrastructure Partners L.P.	1,089,924
Hotels and Motels – 0.8%
26,590	Whitbread PLC	1,037,359
Metal – Copper – 0.3%
141,380	Copper Mountain Mining Corp.*	378,647
Real Estate Management/Services – 12.6%
330,436	Atrium European Real Estate, Ltd.	1,905,848
53,200	BR Malls Participacoes S.A.	662,630
8,330	Castellum A.B.	118,668
29,882	CBRE Group, Inc. – Class A*	754,520
1,308,268	Colony American Homes Holdings III L.P. – Private Placement*,°°,§	1,308,268
226,356	Countrywide PLC	1,341,135
42,142	Deutsche Wohnen A.G.	765,914
77,099	First Capital Realty, Inc.	1,438,584
66,215	Gazit-Globe, Ltd.	911,118
11,693	Jones Lang LaSalle, Inc.	1,162,401
237,732	Kennedy-Wilson Holdings, Inc.	3,687,223
40,400	LPS Brasil Consultoria de Imoveis S.A.	717,800
81,000	Mitsubishi Estate Co., Ltd.	2,281,460
210	Sonae Sierra Brasil S.A.	2,895
197,856	Songbird Estates PLC*	417,811
		17,476,275
Real Estate Operating/Development – 16.8%
2,980	Alexander & Baldwin, Inc.	106,535
129,800	BR Properties S.A.	1,439,366
85,825	Brookfield Asset Management, Inc. – Class A (U.S. Shares)**	3,131,754
1,189,500	CapitaLand, Ltd.	3,386,238
32,910,000	CSI Properties, Ltd.	1,526,300
130,500	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes	1,602,824
11,843	DB Realty, Ltd.*	12,988
37,900	First Juken Co., Ltd.	619,721
7,506	GAGFAH S.A.*	92,174
692,630	Global Logistic Properties, Ltd.	1,463,460
987,000	Hang Lung Properties, Ltd.	3,687,438
238,500	Hopewell Holdings, Ltd.	966,315
66,000	Hysan Development Co., Ltd.	333,303
162,930	Indiabulls Real Estate, Ltd.	163,545
38,000	Mitsui Fudosan Co., Ltd.	1,078,793
435,800	PDG Realty S.A. Empreendimentos e Participacoes	670,960
112,584	Phoenix Mills, Ltd.	569,083
113,000	Shanghai Industrial Holdings, Ltd.	355,204
43,125	St. Joe Co.*	916,406
81,000	Sun Hung Kai Properties, Ltd.	1,091,507
		23,213,914
REIT – Apartments – 4.9%
11,991	AvalonBay Communities, Inc.	1,518,900
17,914	Camden Property Trust	1,230,333
71,070	Education Realty Trust, Inc.	748,367
41,456	Post Properties, Inc.	1,952,578
55,215	UDR, Inc.	1,335,651
		6,785,829
REIT – Diversified – 18.4%
51,743	American Assets Trust, Inc.	1,656,293
16,967	American Tower Corp.	1,305,102
454,967	Astro Japan Property Group	1,723,808
354,807	Charter Hall Group	1,414,486
42,071	CoreSite Realty Corp.	1,471,643
948,464	Cromwell Property Group	957,636
22,135	Digital Realty Trust, Inc.	1,481,053
56,368	DuPont Fabros Technology, Inc.	1,368,051
28,910	EPR Properties	1,504,765
463,632	Fibra Uno Administracion S.A. de C.V.	1,529,934
64,674	Land Securities Group PLC	814,517
323,591	Lexington Realty Trust	3,818,374
535,000	Mapletree Greater China Commercial Trust	448,710
31,000	Morguard Real Estate Investment Trust	543,935
72	Mori Hills REIT Investment Corp.	533,192
96,660	Segro PLC	373,430
24,860	Shaftesbury PLC	219,617
103,956	STAG Industrial, Inc.	2,211,144
4,404	Unibail-Rodamco S.E.	1,025,630
11,091	Vornado Realty Trust	927,651
11,000	Winthrop Realty Trust	138,380
		25,467,351
REIT – Health Care – 3.3%
30,673	HCP, Inc.	1,529,356
45,049	Heath Care REIT, Inc.	3,059,277
		4,588,633
REIT – Hotels – 6.2%
1,874,000	Ascott Residence Trust	2,085,581
202,196	Chatham Lodging Trust	3,560,671
690,866	Concentradora Fibra Hotelera Mexicana S.A. de C.V.	1,154,157
80,160	DiamondRock Hospitality Co.	746,290
40,785	Pebblebrook Hotel Trust	1,051,845
		8,598,544
REIT – Mortgage – 3.7%
107,088	Colony Financial, Inc.	2,377,354
128,188	CYS Investments, Inc.	1,504,927
46,837	Starwood Property Trust, Inc.	1,300,195
		5,182,476
REIT – Multi-Housing – 0.9%
16,596	Equity Lifestyle Properties, Inc.	1,274,573

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | MARCH 31, 2013

Schedule of Investments (unaudited)

As of March 31, 2013

Shares		Value

REIT – Office Property – 4.3%
27,160	Alexandria Real Estate Equities, Inc.	$1,927,816
17,431	Boston Properties, Inc.	1,761,577
111,454	Great Portland Estates PLC	839,664
75,696	Parkway Properties, Inc.	1,404,161
		5,933,218
REIT – Regional Malls – 3.3%
32,117	Macerich Co.	2,067,692
15,330	Simon Property Group, Inc.	2,430,725
		4,498,417
REIT – Shopping Centers – 3.6%
34,744	Acadia Realty Trust	964,841
129,344	Kite Realty Group Trust	871,779
60,579	Ramco-Gershenson Properties Trust	1,017,727
187,179	Westfield Group	2,113,949
		4,968,296
REIT – Warehouse and Industrial – 3.7%
1,039,600	AIMS AMP Capital Industrial REIT	1,320,460
134	Nippon Prologis REIT, Inc.	1,459,307
41,113	Prologis, Inc.	1,643,698
35,328	Terreno Realty Corp.	635,197
		5,058,662
Resorts and Theme Parks – 0.7%
14,969	Vail Resorts, Inc.	932,868
Retirement and Aged Care – 0.7%
38,461	Capital Senior Living Corp.*	1,016,524

Total Common Stock (cost $101,300,082)		121,524,965

Preferred Stock – 0.5%
REIT – Office Property – 0.1%
5,264	SL Green Realty Corp., 7.6250%	133,021
REIT – Regional Malls – 0.4%
10,200	CBL & Associates Properties, Inc., 7.3750%	258,264
11,358	Glimcher Realty Trust, 8.1250%	285,995
		544,259

Total Preferred Stock (cost $550,094)		677,280

Money Market – 10.7%
14,795,774	Janus Cash Liquidity Fund LLC, 0% (cost $14,795,774)	14,795,774

Total Investments (total cost $116,645,950) – 99.1%		136,998,019

Cash, Receivables and Other Assets, net of Liabilities**– 0.9%		1,277,630

Net Assets – 100%		$138,275,649

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$8,093,847	5.9%
Bermuda	2,616,224	1.9%
Brazil	5,565,129	4.1%
Canada	5,492,920	4.0%
France	1,025,630	0.7%
Germany	765,914	0.5%
Hong Kong	7,393,900	5.4%
India	810,034	0.6%
Israel	911,118	0.7%
Japan	6,618,755	4.8%
Jersey	1,905,848	1.4%
Luxembourg	92,174	0.1%
Mexico	2,684,091	2.0%
Singapore	8,704,449	6.3%
Sweden	118,668	0.1%
United Kingdom	5,043,533	3.7%
United States††	79,155,785	57.8%

Total	$136,998,019	100.0%

††	Includes Cash Equivalents of 10.8%.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Alternative Fund | 11

Statement of Assets and Liabilities

As of March 31, 2013 (unaudited)	Janus Global
(all numbers in thousands except net asset value per share)	Real Estate Fund

Assets:
Investments at cost	$116,646
Unaffiliated investments at value	$122,202
Affiliated investments at value	14,796
Cash	125
Cash denominated in foreign currency(1)	21
Restricted cash (Note 1)	680
Receivables:
Investments sold	570
Fund shares sold	232
Dividends	622
Foreign dividend tax reclaim	2
Non-interested Trustees’ deferred compensation	2
Other assets	2
Total Assets	139,254
Liabilities:
Payables:
Investments purchased	678
Fund shares repurchased	125
Advisory fees	84
Fund administration fees	1
Internal servicing cost	–
Administrative services fees	11
Distribution fees and shareholder servicing fees	8
Administrative, networking and omnibus fees	12
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	2
Accrued expenses and other payables	56
Total Liabilities	978
Net Assets	$138,276

See footnotes at the end of the Statement.
See Notes to Financial Statements.

12 | MARCH 31, 2013

As of March 31, 2013 (unaudited)	Janus Global
(all numbers in thousands except net asset value per share)	Real Estate Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$118,861
Undistributed net investment loss*	(2,040)
Undistributed net realized gain from investment and foreign currency transactions*	1,103
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	20,352
Total Net Assets	$138,276
Net Assets - Class A Shares	$12,233
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,135
Net Asset Value Per Share(2)	$10.78
Maximum Offering Price Per Share(3)	$11.44
Net Assets - Class C Shares	$5,902
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	550
Net Asset Value Per Share(2)	$10.73
Net Assets - Class D Shares	$51,224
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,723
Net Asset Value Per Share	$10.84
Net Assets - Class I Shares	$42,068
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,883
Net Asset Value Per Share	$10.84
Net Assets - Class S Shares	$1,083
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	100
Net Asset Value Per Share	$10.80
Net Assets - Class T Shares	$25,766
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,377
Net Asset Value Per Share	$10.84

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $21,176.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

Janus Alternative Fund | 13

Statement of Operations

For the period ended March 31, 2013 (unaudited)	Janus Global
(all numbers in thousands)	Real Estate Fund

Investment Income:
Interest	$–
Dividends	1,196
Dividends from affiliates	13
Foreign tax withheld	(49)
Total Investment Income	1,160
Expenses:
Advisory fees	399
Internal servicing expense - Class A Shares	1
Internal servicing expense - Class C Shares	1
Internal servicing expense - Class I Shares	1
Shareholder reports expense	19
Transfer agent fees and expenses	8
Registration fees	71
Custodian fees	9
Professional fees	13
Non-interested Trustees’ fees and expenses	2
Fund administration fees	6
Administrative services fees - Class D Shares	25
Administrative services fees - Class S Shares	1
Administrative services fees - Class T Shares	23
Distribution fees and shareholder servicing fees - Class A Shares	13
Distribution fees and shareholder servicing fees - Class C Shares	23
Distribution fees and shareholder servicing fees - Class S Shares	1
Administrative, networking and omnibus fees - Class A Shares	10
Administrative, networking and omnibus fees - Class C Shares	3
Administrative, networking and omnibus fees - Class I Shares	15
Other expenses	22
Total Expenses	666
Expense and Fee Offset	–
Net Expenses	666
Less: Excess Expense Reimbursement	(7)
Net Expenses after Expense Reimbursement	659
Net Investment Income	501
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	1,540
Net realized gain from written options contracts	59
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	11,067
Net Gain on Investments	12,666
Net Increase in Net Assets Resulting from Operations	$13,167

See Notes to Financial Statements.

14 | MARCH 31, 2013

Statements of Changes in Net Assets

For the period ended March 31, 2013 (unaudited) and	Janus Global
the year ended September 30, 2012	Real Estate Fund
(all numbers in thousands)	2013	2012

Operations:
Net investment income	$501	$1,241
Net realized gain from investment and foreign currency transactions	1,599	283
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	11,067	16,978
Net Increase in Net Assets Resulting from Operations	13,167	18,502
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(262)	(111)
Class C Shares	(91)	(37)
Class D Shares	(1,170)	(321)
Class I Shares	(1,177)	(562)
Class S Shares	(23)	(7)
Class T Shares	(498)	(55)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–
Class C Shares	–	–
Class D Shares	–	–
Class I Shares	–	–
Class S Shares	–	–
Class T Shares	–	–
Net Decrease from Dividends and Distributions	(3,221)	(1,093)
Capital Share Transactions:
Shares Sold
Class A Shares	3,597	5,215
Class C Shares	1,922	810
Class D Shares	24,094	16,696
Class I Shares	10,551	8,671
Class S Shares	475	520
Class T Shares	19,201	6,727
Redemption Fees
Class D Shares	N/A	1
Class I Shares	N/A	1
Reinvested Dividends and Distributions
Class A Shares	250	105
Class C Shares	64	29
Class D Shares	1,157	318
Class I Shares	1,083	516
Class S Shares	23	7
Class T Shares	496	54
Shares Repurchased
Class A Shares	(2,702)	(3,702)
Class C Shares	(309)	(1,474)
Class D Shares	(9,189)	(5,600)
Class I Shares	(6,954)	(8,098)
Class S Shares	(146)	(374)
Class T Shares	(4,885)	(1,937)
Net Increase from Capital Share Transactions	38,728	18,485
Net Increase in Net Assets	48,674	35,894
Net Assets:
Beginning of period	89,602	53,708
End of period	$138,276	$89,602

Undistributed Net Investment Income/(Loss)*	$(2,040)	$680

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Alternative Fund | 15

Financial Highlights

Class A Shares

For a share outstanding during the period ended March 31,
2013 (unaudited), each year or period ended September 30	Janus Global Real Estate Fund
and each year or period ended July 31	2013	2012	2011	2010	2009(1)	2009(2)	2008(3)

Net Asset Value, Beginning of Period	$9.91	$7.60	$9.09	$7.49	$6.50	$8.65	$10.00
Income from Investment Operations:
Net investment income	0.07	0.15	0.21	0.16	0.03	0.12	0.13
Net gain/(loss) on investments (both realized and unrealized)	1.08	2.31	(1.50)	1.58	0.96	(2.00)	(1.48)
Total from Investment Operations	1.15	2.46	(1.29)	1.74	0.99	(1.88)	(1.35)
Less Distributions:
Dividends (from net investment income)*	(0.28)	(0.15)	(0.20)	(0.14)	–	(0.27)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–
Total Distributions	(0.28)	(0.15)	(0.20)	(0.14)	–	(0.27)	–
Net Asset Value, End of Period	$10.78	$9.91	$7.60	$9.09	$7.49	$6.50	$8.65
Total Return**	11.75%	32.82%	(14.60)%	23.57%	15.23%	(20.87)%	(13.50)%
Net Assets, End of Period (in thousands)	$12,233	$10,195	$6,625	$6,197	$1,716	$701	$471
Average Net Assets for the Period (in thousands)	$10,680	$7,615	$8,323	$3,136	$1,218	$423	$444
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.38%	1.54%	1.48%	2.04%	3.14%	6.21%	6.64%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.37%	1.52%	1.47%	1.57%	1.63%	1.39%	1.50%
Ratio of Net Investment Income to Average Net Assets***	0.63%	1.62%	2.28%	1.82%	2.30%	2.22%	2.31%
Portfolio Turnover Rate	12%	29%	68%	14%	3%^	78%	6%^

Class C Shares

For a share outstanding during the period ended March 31,
2013 (unaudited), each year or period ended September 30	Janus Global Real Estate Fund
and each year or period ended July 31	2013	2012	2011	2010	2009(1)	2009(2)	2008(3)

Net Asset Value, Beginning of Period	$9.85	$7.56	$9.06	$7.52	$6.53	$8.61	$10.00
Income from Investment Operations:
Net investment income	0.04	0.08	0.17	0.10	0.02	0.14	0.09
Net gain/(loss) on investments (both realized and unrealized)	1.06	2.30	(1.52)	1.58	0.97	(2.01)	(1.48)
Total from Investment Operations	1.10	2.38	(1.35)	1.68	0.99	(1.87)	(1.39)
Less Distributions:
Dividends (from net investment income)*	(0.22)	(0.09)	(0.15)	(0.14)	–	(0.21)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–
Total Distributions	(0.22)	(0.09)	(0.15)	(0.14)	–	(0.21)	–
Net Asset Value, End of Period	$10.73	$9.85	$7.56	$9.06	$7.52	$6.53	$8.61
Total Return**	11.27%	31.81%	(15.18)%	22.72%	15.16%	(21.06)%	(13.90)%
Net Assets, End of Period (in thousands)	$5,902	$3,825	$3,531	$1,252	$469	$405	$459
Average Net Assets for the Period (in thousands)	$4,568	$3,482	$3,237	$844	$443	$309	$441
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.10%	2.37%	2.18%	2.78%	3.48%	6.85%	7.37%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.08%	2.28%	2.18%	2.32%	2.36%	1.34%(4)	2.25%
Ratio of Net Investment Income to Average Net Assets***	(0.12)%	0.89%	1.36%	1.04%	1.52%	2.47%	1.56%
Portfolio Turnover Rate	12%	29%	68%	14%	3%^	78%	6%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Period from November 28, 2007 (inception date) through July 31, 2008.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.26% without the waiver of these fees and expenses.

See Notes to Financial Statements.

16 | MARCH 31, 2013

Class D Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and each	Janus Global Real Estate Fund
year or period ended September 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$9.99	$7.66	$9.15	$7.64
Income from Investment Operations:
Net investment income	0.08	0.16	0.22	0.05
Net gain/(loss) on investments (both realized and unrealized)	1.08	2.34	(1.51)	1.45
Total from Investment Operations	1.16	2.50	(1.29)	1.50
Less Distributions and Other:
Dividends (from net investment income)*	(0.31)	(0.17)	(0.21)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	N/A	–(2)	0.01	0.01
Total Distributions and Other	(0.31)	(0.17)	(0.20)	0.01
Net Asset Value, End of Period	$10.84	$9.99	$7.66	$9.15
Total Return**	11.76%	33.21%	(14.41)%	19.76%
Net Assets, End of Period (in thousands)	$51,224	$31,503	$15,105	$11,388
Average Net Assets for the Period (in thousands)	$42,295	$19,495	$17,244	$4,756
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.10%	1.34%	1.34%	1.83%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.09%	1.34%	1.34%	1.43%
Ratio of Net Investment Income to Average Net Assets***	0.91%	1.87%	2.34%	2.21%
Portfolio Turnover Rate	12%	29%	68%	14%

Class I Shares

For a share outstanding during the period ended March 31,
2013 (unaudited), each year or period ended September 30	Janus Global Real Estate Fund
and each year or period ended July 31	2013	2012	2011	2010	2009(3)	2009(4)	2008(5)

Net Asset Value, Beginning of Period	$9.98	$7.66	$9.14	$7.51	$6.52	$8.66	$10.00
Income from Investment Operations:
Net investment income	0.05	0.19	0.24	0.16	0.03	0.17	0.13
Net gain/(loss) on investments (both realized and unrealized)	1.12	2.31	(1.51)	1.61	0.96	(2.04)	(1.47)
Total from Investment Operations	1.17	2.50	(1.27)	1.77	0.99	(1.87)	(1.34)
Less Distributions and Other:
Dividends (from net investment income)*	(0.31)	(0.18)	(0.21)	(0.14)	–	(0.27)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–
Redemption fees	N/A	–(2)	–(2)	–(2)	–(2)	–(2)	–
Total Distributions and Other	(0.31)	(0.18)	(0.21)	(0.14)	–	(0.27)	–
Net Asset Value, End of Period	$10.84	$9.98	$7.66	$9.14	$7.51	$6.52	$8.66
Total Return**	11.94%	33.26%	(14.29)%	23.97%	15.18%	(20.73)%	(13.40)%
Net Assets, End of Period (in thousands)	$42,068	$34,134	$24,921	$23,199	$12,406	$9,784	$5,331
Average Net Assets for the Period (in thousands)	$38,391	$30,270	$31,267	$17,714	$11,312	$4,284	$4,778
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.03%	1.17%	1.20%	1.74%	2.56%	5.68%	6.21%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.02%	1.17%	1.20%	1.32%	1.39%	1.26%	1.25%
Ratio of Net Investment Income to Average Net Assets***	1.05%	2.05%	2.47%	2.02%	2.51%	1.98%	2.48%
Portfolio Turnover Rate	12%	29%	68%	14%	3%^	78%	6%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(4)	Period from August 1, 2008 through July 31, 2009.
(5)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

Janus Alternative Fund | 17

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the period ended March 31,
2013 (unaudited), each year or period ended September 30	Janus Global Real Estate Fund
and each year or period ended July 31	2013	2012	2011	2010	2009(1)	2009(2)	2008(3)

Net Asset Value, Beginning of Period	$9.93	$7.62	$9.08	$7.50	$6.51	$8.63	$10.00
Income from Investment Operations:
Net investment income	0.05	0.14	0.21	0.12	0.02	0.15	0.12
Net gain/(loss) on investments (both realized and unrealized)	1.10	2.32	(1.52)	1.60	0.97	(2.02)	(1.49)
Total from Investment Operations	1.15	2.46	(1.31)	1.72	0.99	(1.87)	(1.37)
Less Distributions and Other:
Dividends (from net investment income)*	(0.28)	(0.15)	(0.15)	(0.14)	–	(0.25)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–
Redemption fees	N/A	–(4)	–	–	–	–	–
Total Distributions and Other	(0.28)	(0.15)	(0.15)	(0.14)	–	(0.25)	–
Net Asset Value, End of Period	$10.80	$9.93	$7.62	$9.08	$7.50	$6.51	$8.63
Total Return**	11.74%	32.69%	(14.67)%	23.32%	15.21%	(20.84)%	(13.70)%
Net Assets, End of Period (in thousands)	$1,083	$654	$346	$543	$409	$354	$434
Average Net Assets for the Period (in thousands)	$874	$589	$539	$477	$389	$299	$437
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.45%	1.57%	1.62%	2.19%	2.96%	6.34%	6.81%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.40%	1.54%	1.62%	1.82%	1.86%	1.29%(5)	1.75%
Ratio of Net Investment Income to Average Net Assets***	0.62%	1.53%	2.22%	1.49%	2.02%	2.51%	2.08%
Portfolio Turnover Rate	12%	29%	68%	14%	3%^	78%	6%^

Class T Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and each	Janus Global Real Estate Fund
year or period ended July 31	2013	2012	2011	2010	2009(1)	2009(6)

Net Asset Value, Beginning of Period	$9.99	$7.64	$9.12	$7.50	$6.51	$5.80
Income from Investment Operations:
Net investment income	0.08	0.12	0.27	0.15	0.03	–
Net gain/(loss) on investments (both realized and unrealized)	1.08	2.37	(1.56)	1.61	0.96	0.71
Total from Investment Operations	1.16	2.49	(1.29)	1.76	0.99	0.71
Less Distributions and Other:
Dividends (from net investment income)*	(0.31)	(0.14)	(0.21)	(0.14)	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	–(4)	0.02	–(4)	–	–
Total Distributions and Other	(0.31)	(0.14)	(0.19)	(0.14)	–	–
Net Asset Value, End of Period	$10.84	$9.99	$7.64	$9.12	$7.50	$6.51
Total Return**	11.84%	33.08%	(14.33)%	23.86%	15.21%	12.24%
Net Assets, End of Period (in thousands)	$25,766	$9,291	$3,180	$2,801	$1	$1
Average Net Assets for the Period (in thousands)	$18,247	$5,114	$6,456	$528	$1	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.20%	1.31%	1.34%	2.22%	2.54%	6.78%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.19%	1.30%	1.34%	1.58%	1.61%	1.54%
Ratio of Net Investment Income to Average Net Assets***	0.81%	1.81%	2.14%	2.39%	2.25%	0.79%
Portfolio Turnover Rate	12%	29%	68%	14%	3%^	78%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Period from November 28, 2007 (inception date) through July 31, 2008.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.76% without the waiver of these fees and expenses.
(6)	Period from July 6, 2009 (inception date) through July 31, 2009.

See Notes to Financial Statements.

18 | MARCH 31, 2013

Notes to Schedule of Investments and Other Information (unaudited)

FTSE EPRA/NAREIT Developed Index	A global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia.

FTSE EPRA/NAREIT Global Index	A global market capitalization weighted index composed of listed real estate securities in the North American, European, Asian, and South American real estate markets including both developed and emerging markets.

ETF	Exchange-Traded Fund

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

°°  Schedule of Fair Valued Securities (as of March 31, 2013)

		Value as a %
	Value	of Net Assets

Janus Global Real Estate Fund
Colony American Homes Holdings III L.P. – Private Placement	$1,308,268	0.9%

Securities are valued at “fair value” pursuant to procedures adopted by the Fund’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models. Securities are restricted as to resale and may not have a readily available market.

§ Schedule of Restricted and Illiquid Securities (as of March 31, 2013)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Global Real Estate Fund
Colony American Homes Holdings III L.P. – Private Placement	1/30/13	$1,308,268	$1,308,268	0.9%

The Fund has registration rights for certain restricted securities held as of March 31, 2013. The issuer incurs all registration costs.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2013 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Global Real Estate Fund	$962,470	0.7%

Janus Alternative Fund | 19

Notes to Schedule of Investments and Other Information (unaudited) (continued)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Global Real Estate Fund
Common Stock
Real Estate Management/Services	$16,168,007	$–	$1,308,268
All Other	104,048,690	–	–

Preferred Stock	–	677,280	–

Money Market	–	14,795,774	–

Total Investments in Securities	$120,216,697	$15,473,054	$1,308,268

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates as of March 31, 2013 is noted below.

Fund	Aggregate Value

Janus Global Real Estate Fund	$1,227,347

20 | MARCH 31, 2013

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Global Real Estate Fund is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the period ended March 31, 2013. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Fund’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not

Janus Alternative Fund | 21

Notes to Financial Statements (unaudited) (continued)

opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Fund’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund may be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Fund adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax return to determine

22 | MARCH 31, 2013

whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended March 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Restricted Cash
As of March 31, 2013, Janus Global Real Estate Fund had restricted cash in the amount of $679,997. The restricted cash represents collateral received in relation to private placements invested in by the Fund at March 31, 2013. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close

Janus Alternative Fund | 23

Notes to Financial Statements (unaudited) (continued)

of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2013 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Fund shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Fund may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Fund is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Fund when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Fund cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Fund.

In addition, the Accounting Standards Update requires the Fund to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

There were no transfers in or out of Level 1, Level 2 and Level 3 during the period.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2013 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk,

24 | MARCH 31, 2013

equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Fund may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

Janus Alternative Fund | 25

Notes to Financial Statements (unaudited) (continued)

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Fund may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Holdings of the Fund designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Fund may recognize due to written call options.

Written option activity for the period ended March 31, 2013 is indicated in the tables below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Real Estate Fund
Options outstanding at September 30, 2012	–	$–
Options written	520	59,725
Options closed	(355)	(28,045)
Options expired	(165)	(31,680)
Options exercised	–	–

Options outstanding at March 31, 2013	–	$–

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2013.

The effect of Derivative Instruments on the Statement of Operations for the period ended March 31, 2013

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Real Estate Fund
Equity Contracts	$–	$–	$58,660	$–	$58,660

Total	$–	$–	$58,660	$–	$58,660

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Fund’s volumes throughout the period.

26 | MARCH 31, 2013

3.	Other investments and strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd- Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd- Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

Janus Alternative Fund | 27

Notes to Financial Statements (unaudited) (continued)

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchanged-Traded Funds
The Fund may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Real Estate Investing
The Fund may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base
Fee (%)
Fund	(annual rate)

Janus Global Real Estate Fund	0.75

For the Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Global Real Estate Fund	FTSE EPRA/NAREIT Global Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”)

28 | MARCH 31, 2013

calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund’s performance-based fee structure has been in effect for at least 12 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustment began December 2008 for the Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. For the Fund, the Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the cumulative investment record of the FTSE EPRA/NAREIT Developed Index (for periods prior to July 1, 2010) and the FTSE EPRA/NAREIT Global Index (for periods commencing July 1, 2010). The aggregate of the Fund’s performance versus these two benchmark indices, respectively, is used for purposes of calculating the Performance Adjustment. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The application of an expense limit, if any, will have a positive effect upon the Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the period ended March 31, 2013, the Fund recorded a Performance Adjustment as indicated in the table below:

Fund	Performance Adjustment

Janus Global Real Estate Fund	$(31,513)

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such

Janus Alternative Fund | 29

Notes to Financial Statements (unaudited) (continued)

fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares of the Fund pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares of the Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least February 1, 2014. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

New Expense
	Limit (%)	Previous Expense
	(February 1, 2013	Limit (%)
Fund	to present)	(until February 1, 2013)

Janus Global Real Estate Fund	0.97	1.25

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of March 31, 2013 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.”

30 | MARCH 31, 2013

Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $101,857 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2013.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. The Fund pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $245,510 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2013. The Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2013, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Real Estate Fund	$5,051

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2013.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the period ended March 31, 2013, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Global Real Estate Fund	$106

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations. Custodian offsets received reduce “Custodian fees” on the Statement of Operations. The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended March 31, 2013, the Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 3/31/13

Janus Cash Liquidity Fund LLC
Janus Global Real Estate Fund	$40,774,819	$(35,936,000)	$12,680	$14,795,774

Janus Alternative Fund | 31

Notes to Financial Statements (unaudited) (continued)

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Janus Global Real Estate Fund	$118,992,303	$20,727,392	$(2,721,676)	$18,005,716

6.	Capital Share Transactions

	Janus Global Real
For the period ended March 31, 2013 (unaudited) and the year ended September 30, 2012	Estate Fund
(all numbers in thousands)	2013	2012

Transactions in Fund Shares – Class A Shares:
Shares sold	349	576
Reinvested dividends and distributions	25	13
Shares repurchased	(267)	(433)
Net Increase/(Decrease) in Fund Shares	107	156
Shares Outstanding, Beginning of Period	1,028	872
Shares Outstanding, End of Period	1,135	1,028
Transactions in Fund Shares – Class C Shares:
Shares sold	186	90
Reinvested dividends and distributions	6	3
Shares repurchased	(30)	(172)
Net Increase/(Decrease) in Fund Shares	162	(79)
Shares Outstanding, Beginning of Period	388	467
Shares Outstanding, End of Period	550	388
Transactions in Fund Shares – Class D Shares:
Shares sold	2,334	1,778
Reinvested dividends and distributions	113	40
Shares repurchased	(879)	(634)
Net Increase/(Decrease) in Fund Shares	1,568	1,184
Shares Outstanding, Beginning of Period	3,155	1,971
Shares Outstanding, End of Period	4,723	3,155
Transactions in Fund Shares – Class I Shares:
Shares sold	1,016	1,012
Reinvested dividends and distributions	107	64
Shares repurchased	(660)	(911)
Net Increase/(Decrease) in Fund Shares	463	165
Shares Outstanding, Beginning of Period	3,420	3,255
Shares Outstanding, End of Period	3,883	3,420

32 | MARCH 31, 2013

	Janus Global Real
For the period ended March 31, 2013 (unaudited) and the year ended September 30, 2012	Estate Fund
(all numbers in thousands)	2013	2012

Transactions in Fund Shares – Class S Shares:
Shares sold	46	58
Reinvested dividends and distributions	2	1
Shares repurchased	(14)	(38)
Net Increase/(Decrease) in Fund Shares	34	21
Shares Outstanding, Beginning of Period	66	45
Shares Outstanding, End of Period	100	66
Transactions in Fund Shares – Class T Shares:
Shares sold	1,861	724
Reinvested dividends and distributions	49	7
Shares repurchased	(463)	(217)
Net Increase/(Decrease) in Fund Shares	1,447	514
Shares Outstanding, Beginning of Period	930	416
Shares Outstanding, End of Period	2,377	930

7.	Purchases and Sales of Investment Securities

For the period ended March 31, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Real Estate Fund	$42,769,134	$11,734,067	$–	$–

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statement of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Fund’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2013 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Alternative Fund | 33

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and

34 | MARCH 31, 2013

procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds of Janus Investment Fund and the Portfolios of Janus Aspen Series (such Funds and Portfolios, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Funds was good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/ performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

Janus Alternative Fund | 35

Additional Information (unaudited) (continued)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of the subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and the five Funds that have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted

36 | MARCH 31, 2013

that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

Janus Alternative Fund | 37

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Fund’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) in the Market Perspective and by the Fund’s manager in the Management Commentary are just that: opinions. They are a reflection of the Chief Investment Officer(s) and manager’s best judgment at the time this report was compiled, which was March 31, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for the Fund. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally,

38 | MARCH 31, 2013

there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the

Janus Alternative Fund | 39

Useful Information About Your Fund Report (unaudited) (continued)

Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

40 | MARCH 31, 2013

Notes

Janus Alternative Fund | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (05/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0513-38248	125-24-01400 05-13

SEMIANNUAL REPORT

March 31, 2013

Janus Global & International Funds

Janus Asia Equity Fund
Janus Emerging Markets Fund
Janus Global Life Sciences Fund
Janus Global Research Fund
(formerly named Janus Worldwide Fund)
Janus Global Select Fund
Janus Global Technology Fund
Janus International Equity Fund
Janus Overseas Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Global & International Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman, CFA
Chief Investment
Officer, Equities

Gibson Smith
Chief Investment
Officer, Fixed Income

SUMMARY

The global economy continues to improve, albeit slowly. As the market becomes more comfortable with the improving growth outlook, we believe risk assets will benefit. We still see plenty of reasons to be positive about equities and corporate credit, and believe that this environment is particularly supportive of fundamental, bottom-up security selection. In our opinion, uncovering companies with sustainable long-term growth drivers or meaningful balance sheet restructuring stories will be key to delivering attractive risk-adjusted returns in equities and fixed income.

ECONOMY ON FIRMER FOOTING

Behind periodic rounds of headline risk, the global economy continues to improve, albeit slowly. Concerns about growth in China and the United States, and to a lesser extent Europe, have begun to abate. Japan’s stock market has rallied on optimism that a weaker yen will boost exports. Emerging market economies continue to gain ground. All this is good news for financial markets, and has been reflected in the new highs reached by many global equity indices, as well as the modest increase in interest rates seen over the past couple of months. As the market gets more comfortable with the improving growth outlook, we believe risk assets will benefit.

However, the world remains exposed to political and fiscal risk, as the recent Cyprus bailout and Italian anti-reform voter sentiment remind us. Meanwhile, U.S. government spending cuts triggered on March 1 have had little noticeable impact on the economy so far but may create modest headwinds over the coming months. However, we believe the U.S. economy has strong structural positives in place to withstand it, including the sweeping changes that horizontal drilling and hydraulic fracturing have brought to the U.S. energy industry, creating a potential advantage for U.S.-based production. This has helped fuel a manufacturing renaissance. The housing industry rebound also shows no sign of tapering off.

In our view, the greatest risk for investors is the complacency that we sense in the markets. That complacency could be disrupted if we don’t see real results in either macroeconomic growth or company performance. However, we continue to believe that the current slow-growth environment is supportive of fundamental, bottom-up individual security selection. In a lower-growth environment, the opportunity to identify companies that can distinguish themselves and compound their earnings at attractive rates is more compelling, as there’s greater differentiation between companies when the economy is slow than when it’s robust.

EQUITIES: A FAVORABLE BACKDROP

Equity markets have enjoyed a significant rally, reflecting some of the recent positives we’ve seen that point to a more stable global economy. Economic growth may be slow, but companies appear to be well-positioned for it.

Equity valuations compared with other asset classes are in line or below historical norms. One point we find particularly interesting is that the premium of growth stocks over value stocks is low relative to long-term averages. This suggests many believe that companies will have a tough time growing at strong rates in an environment of slow economic growth. This perception suits us just fine. If there is a reluctance to believe many companies can demonstrate solid growth, it should ultimately be reflected in the valuations of the companies that do. Finding those companies that can in fact put up growth in a slower economic environment is a challenge we think favors our fundamental research process.

FIXED INCOME: CAUTIOUS ON RATES

We remain constructive on U.S. corporate credit, provided that companies continue to maintain balance sheet discipline. Our biggest concern is the direction of interest rates. Global central bank policy over the past few years has held interest rates at levels that produce negative real rates of return, and historically that has not been sustained for long. Across our fixed income strategies, we have been shortening portfolio duration in order to seek to minimize downside risk if interest rates should rise.

At the same time, we remain cognizant of continued global headline risk. Time and again, we’ve seen unexpected bad news spur risk-off trading in credit markets and a

Janus Global & International Funds | 1

(unaudited) (continued)

flight-to-quality rally in U.S. Treasury bonds. This requires us to maintain a balance between our view on rates with the need to maintain some insurance against event risk. As we have done in the past, we would be buyers at the long end of the U.S. Treasury curve in the event that uncertainty and volatility were to increase.

Sincerely,

Jonathan Coleman, CFA
Chief Investment Officer, Equities

Gibson Smith
Chief Investment Officer, Fixed Income

2 | MARCH 31, 2013

Janus Asia Equity Fund (unaudited)

Fund Snapshot
Given the dynamic nature of Asian markets, equity prices may not at times fully reflect business fundamentals. As such, fundamental research is the foundation of our Asia investment strategy. We believe that GARP (growth at a reasonable price) is the most suitable style for the fastest-growing region in the world. Through fundamental research and analysis, GARP aims to take advantage of market mispricing to achieve excess returns on a sustainable basis and in a risk-controlled manner.
Hiroshi Yoh portfolio manager

Performance

Janus Asia Equity Fund’s Class I Shares returned 7.12% for the six-month period ended March 31, 2013. The Fund’s benchmark, the MSCI All Country Asia ex-Japan Index, returned 5.20%.

Market Overview

China and Hong Kong were easily the largest contributors to the benchmark’s return during the period. Both markets benefited from the successful completion of China’s leadership transition in November. Not coincidently, China’s economic growth rate began recovering during the fourth quarter after a lengthy period of uncertainty that had put spending on hold until the leadership picture became clearer. Stock markets rallied into February, when profit-taking eased gains. Momentum globally was further slowed in March due to the banking crisis in Cyprus, which temporarily re-ignited fears over the European sovereign debt crisis. North Korean threats toward South Korea, Japan and the U.S. also weighed on investor sentiment late in the period.

Performance Overview

On a country basis, our holdings and overweights in China and Hong Kong were easily the largest relative contributors. In terms of sectors, our consumer discretionary holdings were the most significant.

Among our Hong Kong and consumer discretionary holdings, Samsonite International was a key individual contributor. One of the largest luggage producers and distributors globally, Samsonite saw growth in the U.S., Asia and Europe. We think the company is successfully leveraging its brand and distribution system to grow in a variety of market segments. The company continues to launch new products and add new segments to address demand. We particularly like the company’s growth prospects in India and China, where luggage sales are expected to grow significantly over the next three years.

Individually, the Fund’s largest holding, Samsung Electronics, was our most significant contributor. Samsung continued to expand its mobile device market share globally by offering a wider product line than competitors. Similarly, the company’s profits continued to grow at a strong pace. The company holds a dominant market share in DRAM memory chip manufacturing, especially DRAMs for mobile devices, and is a cost leader as well. We also like the company’s multilayer strategy of providing smartphones at different price levels, which we believe enables it to increase its market share.

Alliance Global Group in the Philippines was also an important contributor. The consumer-oriented holding company has interests in the food and beverage business, real estate and fast-food restaurants. Alliance’s real estate subsidiary includes developments, lease of properties, hotel operations and tourism-oriented businesses. Additionally, it has a joint venture in a casino. During the period, the company benefited from growth in most of its segments. The stock’s strong performance met our price target, so we exited our position.

Relative detractors included our information technology holdings, led lower by social gaming companies Nexon and NCSoft. Japan-based Nexon’s shares suffered after the company bought a significant stake in NCSoft, which subsequently declined significantly. Nexon operates gaming platforms in Japan, China and South Korea. Tensions between South Korea and Japan over disputed islands also weighed on Nexon’s Japanese business during the period, but the company’s Chinese and Korean businesses continued to perform well. We appreciate Nexon for its culture of creativity and innovation, which has led to making fun, immersive (rather than casual) games with broad appeal across countries and demographics. We also appreciate Nexon’s historical ability to generate high annual revenue growth and high margins.

NCSoft, one of the largest online gaming developers in South Korea, fell due to slowing revenue growth from

Janus Global & International Funds | 3

Janus Asia Equity Fund (unaudited)

games it launched in late 2012, when sales were initially high. We believe the company’s efforts to launch its two best-selling games in China in conjunction with Tencent, the largest online gaming platform in China, later this year could be a significant revenue driver for NCSoft.

Additionally, LG Chem weighed on performance. The South Korean company produces petrochemicals, plastic resins and engineering plastics as well as industrial and electronic materials. LG’s products include lithium batteries for General Motors’ plug-in hybrid Chevy Volt. Its petrochemicals business suffered from continued margin pressures, while the battery business saw lower-than-expected sales during the period. The stock was attractively valued at period end, in our view. We also appreciate the company’s diversified businesses as well as its innovative culture driven by a strong management team.

Derivatives

During the period, we used swaps to access markets in which we were not trading locally either due to our risk policies or an inability to trade locally. We also used futures to hedge existing equity exposures and potentially gain attractive risk/reward exposures. In aggregate, these positions contributed to performance. Please see the Derivative instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook and Positioning

Most of the market risks we see are likely to be short-term. The Cyprus crisis has eased thanks to a European Union aid package. The potential for war on the Korean peninsula is small, in our view, based on Russian and Chinese opposition to North Korean threats. Finally, the latest outbreak of avian flu in China has been relatively modest compared with the outbreak in 2003 and slower developing. Given that the risks we see are near-term or unlikely to last for another six months or a year, we think equity markets will stabilize.

We are positioned for a gradual economic recovery, particularly for Asian domestic demand as reflected in our overweight in consumer discretionary. Last fall, we also increased our weighting in materials following a significant decline in commodity prices, particularly in iron ore. Exporters have been a third area of investment for the Fund, but concentrated in market leaders, such as Samsung and Taiwan Semiconductor Manufacturing Co., which continue to expand their presence globally.

Thank you for your investment in Janus Asia Equity Fund.

4 | MARCH 31, 2013

(unaudited)

Janus Asia Equity Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Samsung Electronics Co., Ltd.	0.70%
Alliance Global Group, Inc.	0.61%
Samsonite International S.A.	0.59%
Summarecon Agung Tbk PT	0.52%
Shun Tak Holdings, Ltd.	0.49%

5 Bottom Performers – Equity Holdings

Contribution

Nexon Co., Ltd.	–0.32%
LG Chem, Ltd.	–0.31%
NCSoft Corp.	–0.28%
Mongolian Mining Corp.	–0.24%
Insyde Software Corp.	–0.22%

5 Top Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country
	Fund Contribution	(Average % of Equity)	Asia ex-Japan Index Weighting

Consumer Discretionary	1.61%	21.95%	9.24%
Industrials	0.78%	8.60%	9.32%
Telecommunication Services	0.47%	4.63%	6.45%
Energy	0.43%	6.22%	7.14%
Financials	0.19%	26.32%	32.66%

5 Bottom Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country
	Fund Contribution	(Average % of Equity)	Asia ex-Japan Index Weighting

Information Technology	–1.21%	16.35%	18.15%
Utilities	–0.17%	2.66%	3.80%
Other**	–0.14%	2.70%	0.00%
Materials	–0.03%	9.78%	6.64%
Health Care	0.06%	0.79%	1.09%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Global & International Funds | 5

Janus Asia Equity Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2013

Samsung Electronics Co., Ltd. Electronic Components – Semiconductors	6.1%
AIA Group, Ltd. Life and Health Insurance	3.9%
Paul Y Engineering Group, Ltd. Building and Construction Products – Miscellaneous	3.0%
PC Jeweller, Ltd. Retail – Jewelry	2.7%
Taiwan Semiconductor Manufacturing Co., Ltd. Semiconductor Components/Integrated Circuits	2.6%

18.3%

Asset Allocation – (% of Net Assets)
As of March 31, 2013

Emerging markets comprised 59.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2013

As of September 30, 2012

6 | MARCH 31, 2013

(unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2013				per the January 28, 2013 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Asia Equity Fund – Class A Shares
NAV	7.02%	8.78%	–0.60%	4.43%	1.55%
MOP	0.91%	2.47%	–4.06%

Janus Asia Equity Fund – Class C Shares
NAV	6.71%	7.77%	–1.22%	5.45%	2.31%
CDSC	5.71%	6.77%	–1.22%

Janus Asia Equity Fund – Class D Shares(1)	7.02%	8.78%	–0.47%	2.76%	1.51%

Janus Asia Equity Fund – Class I Shares	7.12%	9.00%	–0.36%	3.63%	1.29%

Janus Asia Equity Fund – Class S Shares	7.11%	8.64%	–0.68%	5.02%	1.79%

Janus Asia Equity Fund – Class T Shares	7.13%	8.89%	–0.54%	4.34%	1.54%

Morgan Stanley Capital International All Country Asia ex-Japan Index	5.20%	7.11%	–0.95%

Morningstar Quartile – Class I Shares	–	2nd	2nd

Morningstar Ranking – based on total return for Pacific/Asia ex-Japan Funds	–	45/103	50/103

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Global & International Funds | 7

Janus Asia Equity Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2014.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s prospectuses or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Janus Asia Equity Fund held approximately 11.0%, 12.6% and 19.3% of its investments in Chinese, Indian and South Korean securities, respectively, as of March 31, 2013, and the Fund may have experienced significant gains or losses due, in part, to its investments in China, India and South Korea. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in China, India and South Korea.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – July 29, 2011
(1)	Closed to new investors.

8 | MARCH 31, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12 - 3/31/13)

Class A Shares	$1,000.00	$1,070.20	$7.74	$1,000.00	$1,017.45	$7.54	1.50%

Class C Shares	$1,000.00	$1,067.10	$11.49	$1,000.00	$1,013.81	$11.20	2.23%

Class D Shares	$1,000.00	$1,071.40	$7.28	$1,000.00	$1,017.90	$7.09	1.41%

Class I Shares	$1,000.00	$1,072.30	$6.82	$1,000.00	$1,018.35	$6.64	1.32%

Class S Shares	$1,000.00	$1,071.10	$8.11	$1,000.00	$1,017.10	$7.90	1.57%

Class T Shares	$1,000.00	$1,071.30	$7.13	$1,000.00	$1,018.05	$6.94	1.38%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financials or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Global & International Funds | 9

Janus Asia Equity Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares		Value

Common Stock – 96.7%
Airlines – 0.7%
128,000	Air China, Ltd.	$113,781
Apparel Manufacturers – 1.2%
380,000	Sitoy Group Holdings, Ltd.	181,132
Automotive – Cars and Light Trucks – 2.2%
880	Hyundai Motor Co.	176,823
88,000	Yulon Motor Co., Ltd.	156,575
		333,398
Automotive – Truck Parts and Equipment – Original – 1.1%
600	Hyundai Mobis	167,760
Building and Construction Products – Miscellaneous – 3.0%
4,748,000	Paul Y Engineering Group, Ltd.	458,756
Building Products – Cement and Aggregate – 1.4%
88,000	Indocement Tunggal Prakarsa Tbk PT	211,055
Casino Hotels – 0.8%
40,000	Genting Bhd	129,758
Cellular Telecommunications – 2.1%
18,000	China Mobile, Ltd.	190,614
104,000	China Unicom Hong Kong, Ltd.	139,340
		329,954
Circuit Boards – 1.4%
88,000	Zhen Ding Technology Holding, Ltd.	208,963
Coal – 1.6%
48,000	China Shenhua Energy Co., Ltd.	174,381
160,000	Harum Energy Tbk PT	79,053
		253,434
Commercial Banks – 8.1%
21,300	Bangkok Bank PCL (NVDR)	161,551
680,000	Bank Negara Indonesia Persero Tbk PT	353,474
8,000	DBS Group Holdings, Ltd.	103,226
13,800	ICICI Bank, Ltd.	265,411
530,000	Industrial & Commercial Bank of China, Ltd.	371,436
		1,255,098
Computers – 1.1%
78,000	Quanta Computer, Inc.	171,652
Consumer Products – Miscellaneous – 2.0%
123,000	Samsonite International S.A.	307,409
Distribution/Wholesale – 0.9%
37,702	Adani Enterprises, Ltd.	140,277
Diversified Financial Services – 6.5%
301,523	Chinatrust Financial Holding Co., Ltd.	179,502
4,800	Hana Financial Group, Inc.	169,163
43,529	IDFC, Ltd.	115,020
66,000	Power Finance Corp., Ltd.	219,454
105,182	Religare Health Trust	76,766
6,800	Shinhan Financial Group Co., Ltd.	243,621
		1,003,526
Diversified Minerals – 0.7%
11,610	Iluka Resources, Ltd.	112,993
Diversified Operations – 2.0%
16,000	Hutchison Whampoa, Ltd.	166,755
16,000	Keppel Corp., Ltd.	144,516
		311,271
Electric – Generation – 1.6%
80,000	China Resources Power Holdings Co., Ltd.	239,620
Electric – Integrated – 1.1%
6,000	Korea Electric Power Corp.*	164,254
Electronic Components – Semiconductors – 6.1%
700	Samsung Electronics Co., Ltd.	950,283
Electronic Parts Distributors – 1.3%
167,439	WT Microelectronics Co., Ltd.	195,439
Energy – Alternate Sources – 1.2%
688,000	China Suntien Green Energy Corp., Ltd.	187,903
Entertainment Software – 1.1%
18,000	Nexon Co., Ltd.	174,607
Finance – Investment Bankers/Brokers – 0.5%
38,000	CITIC Securities Co., Ltd. (144A)	82,146
Food – Canned – 1.0%
74,100	Thai Union Frozen Products PCL	160,757
Food – Meat Products – 1.2%
28,000	San Miguel Pure Foods Co., Inc.	188,209
Food – Retail – 0.6%
250,000	Beijing Jingkelong Co., Ltd.	97,909
Internet Applications Software – 0.9%
39,327	Zynga, Inc. – Class A*	132,139
Internet Content – Entertainment – 2.3%
1,548	NCSoft Corp.	215,715
8,000	Youku Tudou, Inc. (ADR)*,**	134,160
		349,875
Life and Health Insurance – 4.8%
138,000	AIA Group, Ltd.	604,460
1,480	Samsung Life Insurance Co., Ltd.	138,380
		742,840
Machinery – General Industrial – 1.0%
380,000	Shanghai Electric Group Co., Ltd.*	147,843
Medical – Drugs – 2.2%
20,911	Strides Arcolab, Ltd.	335,530
Metal – Copper – 0.8%
8,000,000	CST Mining Group, Ltd.*	119,552
Metal – Iron – 1.4%
54,000	Fortescue Metals Group, Ltd.	221,461
Multi-Line Insurance – 1.1%
22,000	Ping An Insurance Group Co. of China, Ltd.	170,619
Oil Companies – Exploration and Production – 2.1%
72,000	CNOOC, Ltd.	138,392
26,256	Niko Resources, Ltd.*	165,199
3,587	Niko Resources, Ltd. (144A),*	22,569
		326,160
Oil Companies – Integrated – 1.1%
138,000	China Petroleum & Chemical Corp.	162,493
Oil Refining and Marketing – 1.5%
16,000	Reliance Industries, Ltd.	227,554
Petrochemicals – 1.2%
800	LG Chem, Ltd.	190,596
Property and Casualty Insurance – 0.7%
580	Samsung Fire & Marine Insurance Co., Ltd.	113,414

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

10 | MARCH 31, 2013

Schedule of Investments (unaudited)

As of March 31, 2013

Shares		Value

Real Estate Operating/Development – 8.0%
887,000	Central China Real Estate, Ltd.	$284,533
8,000	Cheung Kong Holdings, Ltd.	118,109
3,960,000	CSI Properties, Ltd.	183,657
439,000	Evergrande Real Estate Group, Ltd.	177,019
241,500	Shun Tak Holdings, Ltd.	130,048
223,900	SP Setia Bhd	238,730
8,000	Sun Hung Kai Properties, Ltd.	107,803
		1,239,899
REIT – Warehouse and Industrial – 0.9%
110,000	AIMS AMP Capital Industrial REIT	139,718
Retail – Automobile – 1.8%
368,000	Baoxin Auto Group, Ltd.	284,452
Retail – Jewelry – 3.6%
60,000	Chow Tai Fook Jewellery Group, Ltd.	81,934
180,000	Oriental Watch Holdings	58,668
200,000	PC Jeweller, Ltd.	420,830
		561,432
Retail – Major Department Stores – 1.5%
700	Hyundai Department Store Co., Ltd.	102,580
56,000	Lifestyle International Holdings, Ltd.	124,231
		226,811
Semiconductor Components/Integrated Circuits – 2.6%
118,000	Taiwan Semiconductor Manufacturing Co., Ltd.	394,649
Shipbuilding – 0.7%
78,789	Pipavav Defence & Offshore Engineering Co., Ltd.*	106,487
Steel – Producers – 2.1%
4,800	JSW Steel, Ltd.	59,385
880	POSCO	258,707
		318,092
Transportation – Marine – 1.9%
280,000	China Shipping Development Co., Ltd.	135,990
216,411	First Steamship Co., Ltd.	163,575
		299,565

Total Investments (total cost $14,857,366) – 96.7%		14,942,525

Cash, Receivables and Other Assets, net of Liabilities**– 3.3%		511,963

Net Assets – 100%		$15,454,488

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$334,454	2.2%
Bermuda	701,081	4.7%
Canada	187,768	1.2%
Cayman Islands	1,595,976	10.7%
China	1,644,501	11.0%
Hong Kong	1,835,141	12.3%
India	1,889,948	12.6%
Indonesia	643,582	4.3%
Japan	174,607	1.2%
Luxembourg	307,409	2.1%
Malaysia	368,488	2.5%
Philippines	188,209	1.3%
Singapore	464,226	3.1%
South Korea	2,891,296	19.3%
Taiwan	1,261,392	8.4%
Thailand	322,308	2.2%
United States	132,139	0.9%

Total	$14,942,525	100.0%

Total Return Swaps outstanding at March 31, 2013

							Unrealized
	Notional	Market	Upfront Premium	Return Paid	Return Received		Appreciation/
Counterparty	Amount	Value	Received	by the Fund	by the Fund	Termination Date	(Depreciation)

Goldman Sachs International	$75,397	$76,114	$72,969	1 month USD LIBOR	Baoshan Iron & Steel Co., Ltd.	8/15/13	$3,145
Goldman Sachs International	47,048	47,496	45,533	1 month USD LIBOR	Baoshan Iron & Steel Co., Ltd.	11/4/13	1,963
Goldman Sachs International	118,435	119,563	102,670	1 month USD LIBOR	Daqin Railway Co., Ltd.	12/13/13	16,893
Goldman Sachs International	66,048	66,677	63,922	1 month USD LIBOR	Baoshan Iron & Steel Co., Ltd.	1/14/14	2,755
UBS A.G.	100,437	(4,790)	0	1 month USD LIBOR plus 50 basis points	Daqin Railway Co., Ltd.	10/4/13	(4,790)

Total		$305,060	$285,094				$19,966

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 11

Janus Emerging Markets Fund (unaudited)

Fund Snapshot
We believe company fundamentals and managements’ ability to create value drive share prices over the long-term in emerging markets. We seek to take advantage of opportunities created when investors primarily focus on near-term sentiment and macroeconomic risk factors while ignoring fundamental company research. We buy companies trading well below our conservative estimate of their long-term value and favor quality companies with what we believe are sustainable competitive advantages and high or improving returns on capital.
Hiroshi Yoh lead co-portfolio manager	Wahid Chammas co-portfolio manager	Matt Hochstetler co-portfolio manager

Performance

Janus Emerging Markets Fund’s Class I Shares returned 6.54% for the six-month period ended March 31, 2013. The Fund’s benchmark, the MSCI Emerging Markets Index, returned 3.87%.

Lead Manager Named

During the period, Hiroshi Yoh was named lead manager for the Fund. He was named a co-portfolio manager in August 2012, joining co-portfolio managers Matt Hochstetler and Wahid Chammas. Yoh, who joined Janus in 2011, also serves as the portfolio manager of Janus Asia Equity Fund. He has 23 years of financial industry experience and previously served as chief investment officer and a portfolio manager with Tokio Marine Asset Management International. He has also served as president at Franklin Templeton Investment Management Co. (Japan) and held several research and portfolio management positions at Daiwa International Capital Management Co.

Market Overview

Emerging markets recorded muted gains relative to developed markets during the period. Part of the lackluster performance was due to a number of large emerging markets undergoing different phases of transition. Most notable was China, which completed its once-a-decade leadership change in November, and is in the process of moving from an export-driven economy to one that is more domestic consumption driven. Brazil is also attempting a similar economic transformation but has been handicapped by persistent inflation worries, particularly higher labor costs. Notably, minimum wage increases have outstripped Brazil’s gross domestic product growth. Meanwhile, India is moving from a rural-based economy to industrialization, but has been less aggressive than we feel it could be in making logistical improvements (e.g., building highways and railroads) necessary for moving finished goods and addressing power shortages mainly due to lagging coal supplies, due to a general election next year and a likely leadership change.

Such economic changeovers take time, but investors were generally hesitant to make significant investments to the emerging markets until results are evident. Another factor weighing on emerging markets was strong momentum for important developed markets, the U.S. and Japan. The latter was fueled by a sharply weaker yen relative to the dollar.

Performance Overview

On a country basis, our holdings in Hong Kong were the most significant relative contributors, followed by our holdings in the United Arab Emirates and Russia. In terms of sectors, our consumer discretionary holdings were the top contributors.

Our holdings in Hong Kong and consumer discretionary were led by strong gains in Melco International Development and Shun Tak Holdings. Both companies, each of which has casino and property investments, benefited from growth in Macau, China. We believe Melco is continuing to increase its market share and owns a dominant market position in the premium mass gaming market, its highest margin business. The company’s historical market discount for its holding company structure has also been reduced.

Shun Tak is a conglomerate with business segments involving ferries and airports and is best known for operating the largest real estate business in Macau. Shun Tak is planning a luxury residential project called Harbourmile in Macau, which if approved by the government could be a significant catalyst for the stock. Additionally, the company owns a 10% stake in SJM Holdings, one of the largest gaming operations in Macau; we believe this position could contribute significantly to earnings growth in 2013. The company’s property

12 | MARCH 31, 2013

(unaudited)

launches in Macau have been well received and a government-allowed fare hike on its ferries has helped reverse losses in its transportation segment.

Alliance Global Group in the Philippines was also an important contributor. The consumer-oriented holding company has interests in the food and beverage business, real estate and fast-food restaurants. Alliance’s real estate subsidiary includes developments, lease of properties, hotel operations and tourism-oriented businesses. Additionally, it has a joint venture in a casino. During the period, the company benefited from growth in most of its segments. The stock’s strong performance narrowed our risk/reward profile, so we trimmed our position.

Our holdings in Brazil and the energy sector, led lower by integrated energy firm Petroleo Brasileiro (Petrobras), were the primary relative detractors. While the Brazilian government raised fuel prices during the period, it failed to completely close the gap of domestic prices to global prices, thereby causing substantial losses for Petrobras and dramatically increasing its financial leverage. The company also reduced its dividend, and management warned that the first half of 2013 will be difficult due to higher levels of capital expenditures and a large number of offshore platforms shut down for efficiency improvements. We think production growth will resume in the second half of the year. Our long-term view is unchanged. We believe Petrobras has one of the best production growth profiles of any major oil company in the world. We also consider it to be among the most efficient oil companies in terms of production costs. Meanwhile, its valuation is cheapest among peers on a proven reserve basis.

Turquoise Hill Resources, formerly Ivanhoe Mines, also detracted from performance. The stock suffered from government intervention concerns in Mongolia, where the company is developing a copper mine. We chose to exit our position based on the potential for significant government-mandated increases in royalties and corporate taxes.

Additionally, America Movil weighed on performance. The company suffered from declining margins, competition concerns in Brazil and regulatory pressures. We reduced our position, but continue to believe the Mexico-based provider of wireless communications in Latin America is a best-in-class company considering it is one of the few telecommunications companies to demonstrate organic growth. We think management will continue to create shareholder value through cost cutting, data growth and penetration of new markets.

Derivatives

During the period, we used currency derivatives to hedge existing currency exposures and swaps to access markets in which we were not trading locally either due to our risk policies or an inability to trade locally. We also executed sales and purchases of puts and calls to hedge existing equity exposures and sold puts on non-existing positions to hedge other similar securities. In aggregate, these positions contributed to relative performance. Please see the Derivative instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook and Positioning

Despite the underwhelming market performance of emerging markets during the period, we remain steadfast in our belief that emerging markets in general will grow at a much faster pace than developed markets over the medium-to-long term. Many emerging market economies are also transitioning from export-driven demand to domestic-driven growth that we feel will lead to more stable earnings for many companies, which historically have experienced volatility because of economic dependence on commodities and exports.

In Latin America, we feel Mexico’s future growth potential is higher than Brazil’s. The ongoing outsourcing trend from U.S. labor-intensive manufacturing is leading to higher employment and incomes in Mexico, which should lead to higher consumption. Mexico’s new government is also focused on introducing more competition into its economy by cracking down on old monopolies in an effort to improve economic efficiency. We also feel the country has the ability and willingness to increase leverage to stimulate growth. Conversely, Brazil, as mentioned previously, is suffering from wage inflation that is outpacing economic growth and its cost of labor overall is much higher than Mexico’s. These inflationary pressures have stymied Brazil’s efforts to boost growth by lowering interest rates.

With China’s leadership transition completed, we think the country will achieve 8% gross domestic product growth in 2013 after bottoming at 7.4% in the third quarter of 2012. However, the recovery in its economic growth rate will be gradual.

Our outlook for Russia is more restrained. Although the country has benefited from its vast natural gas resources and low production costs, it has allocated funds to higher pension payments to individuals rather than needed infrastructure investments. With more economic liberalization by privatizing more state-owned assets,

Janus Global & International Funds | 13

Janus Emerging Markets Fund (unaudited)

Russia’s growth potential would improve, in our view. Similarly, infrastructure investments are needed in India, which the government recognizes but is unlikely to address significantly until after its general election in 2014. Therefore, we continue to expect gradual reforms in India.

The Fund remains positioned for a gradual recovery in economic growth, particularly for domestic demand as reflected in our overweight in consumer discretionary. We have also remained selective on exporters by concentrating on market leaders, such as Samsung Electronics and Taiwan Semiconductor Manufacturing Co., which continue to expand their presence globally.

Thank you for your investment in Janus Emerging Markets Fund.

14 | MARCH 31, 2013

(unaudited)

Janus Emerging Markets Fund At A Glance

5 Top Performers – Holdings

Contribution

Melco International Development, Ltd.	1.00%
Shun Tak Holdings, Ltd.	0.73%
Alliance Global Group, Inc.	0.73%
Pharmstandard OJSC (GDR)	0.68%
Samsung Electronics Co., Ltd.	0.60%

5 Bottom Performers – Holdings

Contribution

Petroleo Brasileiro S.A. (ADR)	–1.26%
Turquoise Hill Resources, Ltd.	–0.40%
America Movil S.A.B. de C.V. (ADR)	–0.35%
WPG Holdings, Ltd.	–0.32%
OGX Petroleo e Gas Participacoes S.A. (ADR)	–0.32%

5 Top Performers – Sectors*

			Morgan Stanley Capital International
		Fund Weighting	Emerging Markets
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Consumer Discretionary	1.12%	16.75%	7.86%
Health Care	0.85%	2.00%	1.28%
Industrials	0.73%	8.83%	6.48%
Telecommunication Services	0.36%	4.41%	7.71%
Materials	0.09%	7.56%	11.51%

5 Bottom Performers – Sectors*

			Morgan Stanley Capital International
		Fund Weighting	Emerging Markets
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Energy	–1.47%	11.63%	12.58%
Consumer Staples	–0.97%	1.70%	8.78%
Other**	–0.36%	12.51%	0.00%
Information Technology	–0.31%	12.14%	13.85%
Utilities	0.02%	–0.03%	3.47%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Global & International Funds | 15

Janus Emerging Markets Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2013

Samsung Electronics Co., Ltd. Electronic Components – Semiconductors	3.9%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) Semiconductor Components/Integrated Circuits	3.8%
Petroleo Brasileiro S.A. (ADR) Oil Companies – Integrated	2.5%
Sberbank of Russia (ADR) Commercial Banks	2.3%
Paul Y Engineering Group, Ltd. Building and Construction Products – Miscellaneous	2.3%

14.8%

Asset Allocation – (% of Net Assets)
As of March 31, 2013

Emerging markets comprised 63.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2013

As of September 30, 2012

16 | MARCH 31, 2013

(unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2013				per the January 28, 2013 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Emerging Markets Fund – Class A Shares
NAV	6.36%	–3.65%	–6.60%	2.36%	1.58%
MOP	0.21%	–9.21%	–9.02%

Janus Emerging Markets Fund – Class C Shares
NAV	5.82%	–4.56%	–7.23%	3.04%	2.26%
CDSC	4.82%	–5.52%	–7.23%

Janus Emerging Markets Fund – Class D Shares(1)	6.33%	–3.67%	–6.56%	2.13%	1.38%

Janus Emerging Markets Fund – Class I Shares	6.54%	–3.24%	–6.43%	1.82%	1.26%

Janus Emerging Markets Fund – Class S Shares	6.56%	–3.71%	–6.63%	2.56%	1.74%

Janus Emerging Markets Fund – Class T Shares	6.62%	–3.52%	–6.50%	2.19%	1.49%

Morgan Stanley Capital International Emerging Markets IndexSM	3.87%	1.96%	–1.33%

Morningstar Quartile – Class I Shares	–	4th	4th

Morningstar Ranking – based on total return for Diversified Emerging Markets Funds	–	544/592	401/454

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Global & International Funds | 17

Janus Emerging Markets Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2014.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s prospectuses or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Janus Emerging Markets Fund held approximately 14.6% and 10.4% of its investments in Brazilian and South Korean securities, respectively, as of March 31, 2013, and the Fund may have experienced significant gains or losses due, in part, to its investments in Brazil and South Korea. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil and South Korea.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 28, 2010
(1)	Closed to new investors.

18 | MARCH 31, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12 - 3/31/13)

Class A Shares	$1,000.00	$1,063.60	$7.31	$1,000.00	$1,017.85	$7.14	1.42%

Class C Shares	$1,000.00	$1,058.20	$11.08	$1,000.00	$1,014.16	$10.85	2.16%

Class D Shares	$1,000.00	$1,063.30	$6.69	$1,000.00	$1,018.45	$6.54	1.30%

Class I Shares	$1,000.00	$1,065.40	$5.92	$1,000.00	$1,019.20	$5.79	1.15%

Class S Shares	$1,000.00	$1,065.60	$7.16	$1,000.00	$1,018.00	$6.99	1.39%

Class T Shares	$1,000.00	$1,066.20	$6.95	$1,000.00	$1,018.20	$6.79	1.35%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financials or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Global & International Funds | 19

Janus Emerging Markets Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares or Principal Amount		Value

Common Stock – 87.6%
Apparel Manufacturers – 1.0%
606,000	Sitoy Group Holdings, Ltd.	$288,858
Applications Software – 2.1%
38,768	Linx S.A.	609,348
Automotive – Cars and Light Trucks – 0.9%
146,157	Yulon Motor Co., Ltd.	260,052
Automotive – Truck Parts and Equipment – Original – 1.3%
1,339	Hyundai Mobis	374,386
Broadcast Services and Programming – 0.8%
8,460	Grupo Televisa S.A.B. (ADR)	225,121
Building – Residential and Commercial – 0.3%
22,500	MRV Engenharia e Participacoes S.A.	93,453
Building and Construction Products – Miscellaneous – 2.3%
7,018,000	Paul Y Engineering Group, Ltd.	678,085
Building Products – Cement and Aggregate – 1.3%
31,848	Cemex Latam Holdings S.A. (144A)	239,427
11,011	Cemex S.A.B. de C.V. (ADR)*	134,444
		373,871
Casino Hotels – 0.8%
77,200	Genting Bhd	250,432
Cellular Telecommunications – 0.6%
8,761	America Movil S.A.B. de C.V. (ADR)	183,631
Circuit Boards – 0.5%
62,000	Zhen Ding Technology Holding, Ltd.	147,224
Coal – 1.4%
53,500	China Shenhua Energy Co., Ltd.	194,362
449,000	Harum Energy Tbk PT	221,843
		416,205
Commercial Banks – 14.0%
15,310	Banco Bilbao Vizcaya Argentaria S.A. (ADR)	134,269
19,317	Banco do Brasil S.A. (ADR)	264,257
20,700	Bangkok Bank PCL (NVDR)	157,000
492,500	Bank Negara Indonesia Persero Tbk PT	256,009
4,060	Bank Zachodni WBK S.A.	314,506
39,726	BBVA Banco Continental S.A.	111,267
1,592,540	FBN Holdings PLC	199,005
79,811	First Gulf Bank PJSC	300,956
14,619	Grupo Financiero Santander Mexico S.A.B. de C.V. (ADR)	225,571
11,357	ICICI Bank, Ltd. (ADR)	487,215
519,000	Industrial & Commercial Bank of China, Ltd.	363,727
27,668	Itau Unibanco Holding S.A. (ADR)	492,491
53,550	Sberbank of Russia (ADR)	686,511
15,288	Turkiye Halk Bankasi A/S	163,528
		4,156,312
Commercial Services – 1.0%
18,300	Anhanguera Educacional Participacoes S.A.	295,337
Consumer Products – Miscellaneous – 1.7%
202,200	Samsonite International S.A.	505,350
Distribution/Wholesale – 1.0%
82,397	Adani Enterprises, Ltd.	306,572
Diversified Financial Services – 2.9%
75,451	IDFC, Ltd.	199,370
38,211	Power Finance Corp., Ltd.	127,054
336,000	Religare Health Trust	245,226
7,672	Shinhan Financial Group Co., Ltd.	274,862
		846,512
Diversified Minerals – 1.1%
98,100	Aurcana Corp.*	65,683
28,257	Iluka Resources, Ltd.**	275,008
		340,691
Diversified Operations – 1.6%
222,600	Alliance Global Group, Inc.	115,080
76,000	Melco International Development, Ltd.	131,590
20,788	Orascom Development Holding A.G.	240,957
		487,627
Diversified Operations – Commercial Services – 0.8%
128,700	John Keells Holdings PLC	250,899
Electric – Integrated – 0.1%
4,300	CPFL Energia S.A.	44,916
Electronic Components – Semiconductors – 3.9%
850	Samsung Electronics Co., Ltd.	1,153,915
Electronic Measuring Instruments – 0.8%
100,000	Chroma ATE, Inc.	240,803
Electronic Parts Distributors – 1.0%
249,000	WT Microelectronics Co., Ltd.	290,639
Entertainment Software – 0.6%
17,300	Nexon Co., Ltd.**	167,817
Finance – Investment Bankers/Brokers – 1.1%
152,500	CITIC Securities Co., Ltd. (144A)	329,664
Finance – Other Services – 0.8%
34,500	BM&F Bovespa S.A.	232,960
Food – Meat Products – 0.8%
33,560	San Miguel Pure Foods Co., Inc.	225,581
Food – Retail – 0.7%
12,075	X5 Retail Group N.V. (GDR)	202,860
Gold Mining – 0.4%
2,833	AngloGold Ashanti, Ltd. (ADR)	66,717
5,517	Gold Fields, Ltd. (ADR)	42,757
1,582	Sibanye Gold, Ltd. (ADR)	8,938
		118,412
Hotels and Motels – 1.1%
166,000	Shangri-La Asia, Ltd.	325,058
Internet Content – Entertainment – 0.9%
1,946	NCSoft Corp.	271,177
Investment Management and Advisory Services – 0.7%
13,300	Grupo BTG Pactual	223,269
Machinery – General Industrial – 0.7%
514,000	Shanghai Electric Group Co., Ltd.*	199,977
Medical – Drugs – 3.7%
164,509	Genomma Lab Internacional S.A.B. de C.V. – Class B*	402,450
6,540	Hikma Pharmaceuticals PLC	102,734
36,417	Strides Arcolab, Ltd.	584,334
		1,089,518
Medical – Generic Drugs – 0.7%
10,533	Pharmstandard OJSC (GDR)	217,506

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

20 | MARCH 31, 2013

Schedule of Investments (unaudited)

As of March 31, 2013

Shares or Principal Amount		Value

Medical – Hospitals – 0.4%
22,190	NMC Health PLC	$110,572
Metal – Iron – 4.0%
111,630	Fortescue Metals Group, Ltd.**	457,809
2,018	Kumba Iron Ore, Ltd.	108,085
109,522	London Mining PLC*	195,088
25,306	Vale S.A. (ADR)	437,541
		1,198,523
Non-Ferrous Metals – 0.5%
40,648	Grupo Mexico S.A.B. de C.V.	164,219
Oil Companies – Exploration and Production – 3.7%
10,370	Cobalt International Energy, Inc.*	292,434
39,096	Gazprom OAO (ADR)	334,271
40,500	HRT Participacoes em Petroleo S.A.*	66,765
11,640	Kosmos Energy, Ltd.*	131,532
10,195	Niko Resources, Ltd.*	64,145
28,992	Ophir Energy PLC*	203,971
		1,093,118
Oil Companies – Integrated – 3.4%
122,000	China Petroleum & Chemical Corp.	143,653
6,316	Pacific Rubiales Energy Corp.	133,335
43,649	Petroleo Brasileiro S.A. (ADR)**	723,264
		1,000,252
Property and Casualty Insurance – 1.2%
1,847	Samsung Fire & Marine Insurance Co., Ltd.	361,164
Real Estate Operating/Development – 6.0%
1,331,000	Central China Real Estate, Ltd.	426,960
5,920,000	CSI Properties, Ltd.	274,558
82,907	Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	132,449
779,000	Evergrande Real Estate Group, Ltd.	314,117
866,000	Shun Tak Holdings, Ltd.	466,341
339,453	Sorouh Real Estate Co.	152,495
		1,766,920
REIT – Hotels – 0.5%
80,718	Concentradora Fibra Hotelera Mexicana S.A. de C.V.	134,847
Retail – Automobile – 1.2%
471,500	Baoxin Auto Group, Ltd.	364,454
Retail – Jewelry – 3.0%
94,200	Chow Tai Fook Jewellery Group, Ltd.	128,637
786,000	Oriental Watch Holdings	256,185
240,762	PC Jeweller, Ltd.	506,599
		891,421
Retail – Major Department Stores – 0.4%
9,164	SACI Falabella	110,229
Rubber/Plastic Products – 0.5%
121,136	Jain Irrigation Systems, Ltd.	136,750
43,724	Jain Irrigation Systems, Ltd. (EDR)	24,792
		161,542
Semiconductor Components/Integrated Circuits – 3.8%
65,540	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)**	1,126,633
Shipbuilding – 0.4%
93,359	Pipavav Defence & Offshore Engineering Co., Ltd.*	126,179
Telecommunication Services – 1.4%
3,675	China Telecom Corp., Ltd. (ADR)	186,837
18,218	VimpelCom, Ltd. (ADR)	216,612
		403,449
Transportation – Marine – 0.5%
300,000	China Shipping Development Co., Ltd.	145,704
Transportation – Railroad – 0.5%
9,814	Globaltrans Investment PLC (GDR)	154,865
Transportation – Truck – 0.8%
230,200	LLX Logistica S.A.*	239,317

Total Common Stock (cost $25,766,650)		25,977,446

Corporate Bond – 0.4%
Oil Companies – Exploration and Production – 0.4%
$110,000	Niko Resources, Ltd. 7.0000%, 12/31/17 (144A) (cost $110,594)	107,227

Preferred Stock – 1.6%
Petrochemicals – 1.1%
4,022	LG Chem, Ltd.	322,541
Steel – Producers – 0.5%
30,100	Usinas Siderurgicas de Minas Gerais S.A.	161,229

Total Preferred Stock (cost $499,082)		483,770

Total Investments (total cost $26,376,326) – 89.6%		26,568,443

Cash, Receivables and Other Assets, net of Liabilities**– 10.4%		3,071,682

Net Assets – 100%		$29,640,125

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 21

Janus Emerging Markets Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$732,817	2.8%
Bermuda	1,882,030	7.1%
Brazil	3,884,147	14.6%
Canada	370,390	1.4%
Cayman Islands	1,670,250	6.3%
Chile	110,229	0.4%
China	1,563,924	5.9%
Cyprus	154,865	0.6%
Hong Kong	597,931	2.3%
India	2,498,865	9.4%
Indonesia	477,852	1.8%
Japan	167,817	0.6%
Luxembourg	505,350	1.9%
Malaysia	250,432	0.9%
Mexico	1,470,283	5.5%
Netherlands	202,860	0.8%
Nigeria	199,005	0.7%
Peru	111,267	0.4%
Philippines	340,661	1.3%
Poland	314,506	1.2%
Russia	1,238,288	4.7%
Singapore	245,226	0.9%
South Africa	226,497	0.9%
South Korea	2,758,045	10.4%
Spain	373,696	1.4%
Sri Lanka	250,899	0.9%
Switzerland	240,957	0.9%
Taiwan	1,918,127	7.2%
Thailand	157,000	0.6%
Turkey	295,977	1.1%
United Arab Emirates	453,451	1.7%
United Kingdom	612,365	2.3%
United States	292,434	1.1%

Total	$26,568,443	100.0%

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
Australian Dollar 4/18/13	490,000	$509,364	$(9,565)
Japanese Yen 4/18/13	10,825,000	115,026	(2,489)

Total		$624,390	$(12,054)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

22 | MARCH 31, 2013

Schedule of Investments (unaudited)

As of March 31, 2013

Total Return Swaps outstanding at March 31, 2013

	Notional	Market	Upfront Premium	Return Paid	Return Received		Unrealized
Counterparty	Amount	Value	Received	by the Fund	by the Fund	Termination Date	(Depreciation)

Credit Suisse International	$161,963	$(16,090)	$0	1 month USD LIBOR plus 75 basis points	Moscow Exchange MICEX	9/15/14	$(16,090)
Goldman Sachs International	32,192	35,198	36,697	1 month USD LIBOR	Baoshan Iron & Steel Co., Ltd.	1/14/14	(1,499)
Goldman Sachs International	48,700	53,881	55,563	1 month USD LIBOR	China Construction Bank Corp.	1/14/14	(1,682)
Goldman Sachs International	13,873	15,169	15,814	1 month USD LIBOR	Baoshan Iron & Steel Co., Ltd.	1/16/14	(646)
Goldman Sachs International	21,079	23,321	24,050	1 month USD LIBOR	China Construction Bank Corp.	1/16/14	(728)
Morgan Stanley & Co. International PLC	133,431	(4,081)	0	FED Funds Effective plus 185 basis points	Ping An Insurance Group Co.	2/25/14	(4,081)
Morgan Stanley & Co. International PLC	182,428	(1,637)	0	FED Funds Effective plus 100 basis points	Samba Financial Group	1/17/15	(1,637)
UBS A.G.	88,036	(2,332)	0	1 month USD LIBOR plus 50 basis points	Baoshan Iron & Steel Co., Ltd.	10/25/13	(2,332)
UBS A.G.	290,868	(7,405)	0	1 month USD LIBOR plus 50 basis points	China Construction Bank Corp.	10/25/13	(7,405)
UBS A.G.	3,597	(95)	0	1 month USD LIBOR plus 50 basis points	Baoshan Iron & Steel Co., Ltd.	11/9/13	(95)
UBS A.G.	5,271	(134)	0	1 month USD LIBOR plus 50 basis points	China Construction Bank Corp.	11/9/13	(134)
UBS A.G.	12,275	(325)	0	1 month USD LIBOR plus 50 basis points	Baoshan Iron & Steel Co., Ltd.	11/22/13	(325)
UBS A.G.	17,921	(456)	0	1 month USD LIBOR plus 50 basis points	China Construction Bank Corp.	11/22/13	(456)

Total		$95,014	$132,124				$(37,110)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 23

Janus Global Life Sciences Fund (unaudited)

Fund Snapshot
We take a global approach to identify high-quality or improving businesses in the life sciences sector trading at a discount to our estimate of intrinsic value. We believe the rapidly growing global health care sector offers fertile opportunities for differentiated research. We believe what sets us apart is the quality of our team, the depth of our research and our commitment to delivering superior long-term results for our clients.
Andy Acker portfolio manager

Performance Overview

Janus Global Life Sciences Fund’s Class T Shares returned 14.52% over the six-month period ended March 31, 2013, significantly ahead of its primary benchmark, the S&P 500 Index, which returned 10.19%. The MSCI World Health Care Index, the Fund’s secondary benchmark, returned 15.03% during the period.

Sector Overview

Global health care stocks powered broader indices higher during the period, led in part by strong returns in biotechnology. Innovation accelerated with 39 new drugs or biologics approved last year, the most in 16 years. Six more have been approved so far this year, so the rapid pace has continued. Areas with new drugs include rheumatoid arthritis, multiple sclerosis, obesity, multiple myeloma, prostate cancer, breast cancer, stroke prevention, leukemia and irritable bowel syndrome, among others. Drug and biotech companies have also become more selective in the types of drugs in which they invest, with more addressing high unmet medical needs. Many of these new innovative therapies have had strong launches, which have helped spur investor interest in the sector.

Advances in drug development have been aided by a significant reduction in the cost of genetic analysis. For example, the cost of sequencing the entire human genome has declined 20,000-fold over the last 13 years (from $100 million to $5,000), while the time to complete a sequence has been cut from years to days. As a result, researchers are gaining a better understanding of the underlying biology of disease, which has facilitated the development of more targeted therapies.

Investment Strategy

The Fund seeks to uncover opportunities that span the life sciences spectrum, including stocks in the biotechnology, pharmaceutical, health care service and medical technology arenas. Our bottom-up fundamental approach utilizes extensive proprietary research in an effort to discover the most compelling investment ideas across the globe. Our primary focus remains on companies that are addressing high unmet medical needs and those that we believe can make the health care system more efficient.

Fund Composition

The Fund includes companies that can be categorized into three conceptual groups: core growth, emerging growth and opportunistic investments. In general, about half of the portfolio is invested in core growth holdings (companies with dominant franchises that generate strong, consistent free cash flow). Emerging growth companies (those with new products that we believe can drive earnings acceleration) represent 20% to 30% of the portfolio. The remaining weighting consists of opportunistic investments, exemplified by companies suffering from what we feel are short-term issues that should resolve over time.

Contributors to Performance

Our top contributors and holdings, Celgene and Gilead Sciences, are examples of companies that we believe are leading dramatic advances in biotechnology. Celgene gave strong long-term revenue and earnings guidance that was significantly ahead of market expectations. We see continued strong growth ahead for Celgene, driven by the company’s blood-cancer-fighting drug Revlimid, and additional pipeline products. Some of the new therapies that could become meaningful contributors include Apremilast, an oral drug to treat psoriatic arthritis and psoriasis; Abraxane for pancreatic cancer; and Pomalyst for refractory multiple myeloma. All of these recently reported positive clinical data.

Gilead Sciences, the Fund’s largest holding, also traded higher following successful results from Phase III clinical trials for its novel hepatitis C therapy. We believe Gilead could have the first single pill, once-a-day regimen for hepatitis C, a groundbreaking change in a field where less than 5% of patients undergo therapy today because current treatments (weekly injections that cause flu-like symptoms) are so poorly tolerated. The potential market

24 | MARCH 31, 2013

(unaudited)

size is significant because 170 million people worldwide are believed to be infected, including over three million in the U.S. As treatment moves to an all-oral, well-tolerated therapy, we believe the market should expand significantly. We feel Gilead is poised to be a leader in the next wave of hepatitis C therapies, which should add to the company’s already dominant HIV drug franchise.

Additionally, health insurer Aetna aided performance. We felt investors started to come around to our view that health care reform would have a smaller impact on the company than many investors had believed. Aetna generates a small percentage of earnings from small group and individual insurance, the segments most at risk to the transition to health insurance exchanges, a key feature in health care reform. We view the advent of exchanges as more of an opportunity than a threat to Aetna, given its low exposure, strong brand and potentially low-priced offerings. Aetna also continued to buy back its stock and moved closer to the previously announced acquisition of Coventry Health, which we believe will be highly accretive.

Detractors from Performance

Individual detractors were led by Medivation. Despite better-than-expected early sales of its prostate cancer drug Xtandi, the stock declined on fears of future competition after Medivation lost a lawsuit that would have prevented a competitor from developing an alternative therapy. We felt these concerns were overdone (due to Medivation’s significant first mover advantage) and added to our position on weakness. We continue to believe Xtandi’s sales potential (driven by strong efficacy, ease of use and excellent tolerability) is underestimated by the market.

Impax Laboratories also suffered due to continued manufacturing problems that have delayed the launch of its new therapy for Parkinson’s disease. We had hoped for a quicker resolution to the problems, but believe the stock could be supported by the company’s large cash position until the manufacturing issues can be resolved.

Another biotechnology holding, Alexion Pharmaceuticals, also lagged the market. The stock declined despite the company reporting results that were largely in line with estimates and guidance that was raised, as investors took profits after a strong run. Alexion continued to enjoy strong sales growth and clinical success for lead drug Soliris, an antibody that blocks a key component of the immune system that can be improperly activated in a variety of rare but severe diseases. We continue to like the company’s growth profile and added to our position on weakness.

Risk Management

The Fund continues with its “value at risk” approach as part of a comprehensive risk management framework. This approach focuses our attention on downside risks, especially those arising from binary events (such as clinical trial announcements or regulatory decisions) that can lead to significant share price volatility. In practice, this means we limit the position size of any one holding so that, in a worst-case scenario, the estimated adverse impact from a particular event should not exceed 1% of the Fund’s performance. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Looking Ahead

Given the sector’s strong recent performance, we wouldn’t be surprised to see near-term profit-taking. However, five of the six largest biotechnology companies are in the early stages of major new product launches, which we view as a positive for the Fund since we own all five. Large pharmaceutical stocks have also performed well despite lackluster earnings, largely due to their attractive dividend yields in a low interest rate environment. We remain underweight most large pharmaceutical companies as we believe growth will remain subdued due to ongoing patent challenges and pricing pressure on older drug franchises.

Among new holdings is Nektar Therapeutics, a biotechnology company that has leveraged its drug delivery platform to generate significant royalties and a pipeline of high potential, fully owned products. We also recently initiated a position in Meda, a Swedish-based specialty pharmaceutical company. We believe Meda’s new combination product Dymista has significant potential for the millions suffering from nasal allergies.

Our team has never been busier keeping up with all of the exciting developments in the health care sector. We continue to see attractive opportunities for many of our portfolio companies.

Thank you for your continued investment in Janus Global Life Sciences Fund.

Janus Global & International Funds | 25

Janus Global Life Sciences Fund (unaudited)

Janus Global Life Sciences Fund At A Glance

5 Top Performers – Holdings

Contribution

Celgene Corp.	1.81%
Gilead Sciences, Inc.	1.76%
Aetna, Inc.	1.06%
Valeant Pharmaceuticals International, Inc. (U.S. Shares)	0.89%
BioMarin Pharmaceutical, Inc.	0.84%

5 Bottom Performers – Holdings

Contribution

Medivation, Inc.	–0.45%
Impax Laboratories, Inc.	–0.41%
Alexion Pharmaceuticals, Inc.	–0.33%
Ariad Pharmaceuticals, Inc.	–0.33%
Express Scripts Holding Co.	–0.30%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	4.61%	94.84%	12.21%
Information Technology	2.36%	0.00%	18.84%
Energy	0.34%	0.00%	11.11%
Telecommunication Services	0.24%	0.00%	3.07%
Materials	0.10%	0.00%	3.53%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	–1.16%	0.00%	15.50%
Consumer Discretionary	–0.49%	0.00%	11.39%
Industrials	–0.45%	0.00%	10.09%
Consumer Staples	–0.25%	3.38%	10.82%
Other**	–0.13%	1.78%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

26 | MARCH 31, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2013

Gilead Sciences, Inc. Medical – Biomedical and Genetic	4.5%
Celgene Corp. Medical – Biomedical and Genetic	4.2%
Aetna, Inc. Medical – HMO	3.6%
Express Scripts Holding Co. Pharmacy Services	3.4%
Medivation, Inc. Medical – Drugs	2.5%

18.2%

Asset Allocation – (% of Net Assets)
As of March 31, 2013

Emerging markets comprised 3.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2013

As of September 30, 2012

Janus Global & International Funds | 27

Janus Global Life Sciences Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2013						per the January 28, 2013 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Global Life Sciences Fund – Class A Shares
NAV	14.46%	24.00%	10.38%	10.97%	9.25%	1.09%
MOP	7.87%	16.88%	9.08%	10.32%	8.80%

Janus Global Life Sciences Fund – Class C Shares
NAV	14.00%	23.06%	9.58%	10.15%	8.46%	1.86%
CDSC	13.00%	22.06%	9.58%	10.15%	8.46%

Janus Global Life Sciences Fund – Class D Shares(1)	14.58%	24.25%	10.54%	11.13%	9.42%	0.90%

Janus Global Life Sciences Fund – Class I Shares	14.62%	24.34%	10.48%	11.10%	9.39%	0.87%

Janus Global Life Sciences Fund – Class S Shares	14.39%	23.87%	10.19%	10.80%	9.09%	1.24%

Janus Global Life Sciences Fund – Class T Shares	14.52%	24.19%	10.48%	11.10%	9.39%	0.99%

S&P 500® Index	10.19%	13.96%	5.81%	8.53%	3.62%

Morgan Stanley Capital International World Health Care Index	15.03%	24.78%	9.06%	8.45%	4.21%

Morningstar Quartile – Class T Shares	–	2nd	3rd	2nd	2nd

Morningstar Ranking – based on total return for Health Funds	–	54/135	82/134	55/125	19/67

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

28 | MARCH 31, 2013

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

This Fund invests in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 31, 1998
(1)	Closed to new investors.

Janus Global & International Funds | 29

Janus Global Life Sciences Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12 - 3/31/13)

Class A Shares	$1,000.00	$1,144.60	$5.72	$1,000.00	$1,019.60	$5.39	1.07%

Class C Shares	$1,000.00	$1,140.00	$9.82	$1,000.00	$1,015.76	$9.25	1.84%

Class D Shares	$1,000.00	$1,145.80	$4.71	$1,000.00	$1,020.54	$4.43	0.88%

Class I Shares	$1,000.00	$1,146.20	$4.28	$1,000.00	$1,020.94	$4.03	0.80%

Class S Shares	$1,000.00	$1,143.90	$6.36	$1,000.00	$1,019.00	$5.99	1.19%

Class T Shares	$1,000.00	$1,145.20	$4.97	$1,000.00	$1,020.29	$4.68	0.93%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financials or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

30 | MARCH 31, 2013

Janus Global Life Sciences Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares or Principal Amount		Value

Common Stock – 97.0%
Dental Supplies and Equipment – 1.0%
256,532	Patterson Cos., Inc.	$9,758,477
Diagnostic Kits – 0.9%
389,244	Quidel Corp.*	9,244,545
Dialysis Centers – 1.5%
123,172	DaVita HealthCare Partners, Inc.*	14,606,968
Drug Delivery Systems – 1.2%
1,081,004	Nektar Therapeutics*	11,891,044
Health Care Services – 0.4%
494,473	OvaScience, Inc. – Private Placement*,ß,°°	4,005,231
Heart Monitors – 1.2%
136,848	HeartWare International, Inc.*	12,101,469
Instruments – Controls – 0.8%
38,230	Mettler-Toledo International, Inc.*	8,151,401
Instruments – Scientific – 1.3%
173,231	Thermo Fisher Scientific, Inc.	13,250,439
Life and Health Insurance – 0.5%
1,002,200	Odontoprev S.A.	4,589,282
Medical – Biomedical and Genetic – 19.3%
199,745	Alexion Pharmaceuticals, Inc.*	18,404,504
436,212	Ariad Pharmaceuticals, Inc.*	7,891,075
95,176	Biogen Idec, Inc.*	18,360,402
357,239	Celgene Corp.*	41,407,573
1,271,821	Fibrogen, Inc. – Private Placement*,ß,°°	5,786,786
906,236	Gilead Sciences, Inc.*,**	44,342,127
708,593	Incyte Corp., Ltd.*	16,588,162
173,930	Life Technologies Corp.*	11,241,096
51,334	Regeneron Pharmaceuticals, Inc.*	9,055,318
311,687	Vertex Pharmaceuticals, Inc.*	17,136,551
		190,213,594
Medical – Drugs – 29.1%
431,660	Abbott Laboratories	15,246,231
480,247	AbbVie, Inc.	19,584,473
872,889	Achillion Pharmaceuticals, Inc.*	7,629,050
484,100	Alkermes PLC*,**	11,478,011
134,193	Allergan, Inc.	14,979,964
264,011	Endo Health Solutions, Inc.*	8,120,978
356,396	Forest Laboratories, Inc.*	13,557,304
1,580,609	Idenix Pharmaceuticals, Inc.*	5,626,968
835,213	Ironwood Pharmaceuticals, Inc.*	15,276,046
289,795	Jazz Pharmaceuticals PLC*,**	16,202,438
522,483	Medivation, Inc.*	24,436,530
130,354	Novartis A.G.**	9,264,886
54,332	Novo Nordisk A/S – Class B	8,838,663
80,441	Roche Holding A.G.**	18,732,836
304,377	Salix Pharmaceuticals, Ltd.*	15,578,015
128,017	Sanofi**	13,006,636
210,574	Shire PLC (ADR)	19,238,041
489,058	Strides Arcolab, Ltd.	7,847,246
1,799,872	Swedish Orphan Biovitrum A.B.*	11,576,961
301,939	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	22,651,464
222,065	Zoetis, Inc.	7,416,971
		286,289,712
Medical – Generic Drugs – 6.2%
170,274	Actavis, Inc.*	15,683,938
317,219	Impax Laboratories, Inc.*	4,897,862
347,528	Mylan, Inc.*	10,057,460
99,904	Perrigo Co.	11,861,602
360,345	Pharmstandard OJSC (GDR)	7,441,124
275,491	Teva Pharmaceutical Industries, Ltd. (ADR)	10,931,483
		60,873,469
Medical – HMO – 4.8%
691,066	Aetna, Inc.	35,327,294
175,359	Humana, Inc.	12,119,060
		47,446,354
Medical – Hospitals – 0.9%
1,841,364	NMC Health PLC	9,175,489
Medical – Wholesale Drug Distributors – 2.9%
330,246	AmerisourceBergen Corp.	16,991,157
648,663	Meda A.B. – Class A	7,692,305
1,213,200	Sinopharm Group Co., Ltd.	3,915,162
		28,598,624
Medical Information Systems – 1.5%
153,879	athenahealth, Inc.*	14,932,418
Medical Instruments – 2.4%
618,069	Endologix, Inc.*	9,981,814
116,843	GMP Cos. – Private Placement*,°°,§	0
659,604	Lifesync Holdings – Private Placement*,°°,§	0
212,099	St. Jude Medical, Inc.	8,577,284
214,953	Volcano Corp.*	4,784,854
		23,343,952
Medical Products – 5.2%
173,948	Covidien PLC (U.S. Shares)**	11,800,632
140,370	Henry Schein, Inc.*	12,991,244
172,588	Stryker Corp.	11,259,641
206,900	Varian Medical Systems, Inc.*	14,896,800
		50,948,317
Pharmacy Services – 7.2%
722,600	Brazil Pharma S.A.	5,097,550
223,328	Catamaran Corp. (U.S. Shares)*	11,843,084
573,179	Express Scripts Holding Co.*	33,043,769
501,803	Omnicare, Inc.	20,433,418
		70,417,821
Physical Practice Management – 0.9%
98,095	MEDNAX, Inc.*	8,792,255
Retail – Drug Store – 0.7%
609,300	Raia Drogasil S.A.	6,500,206
Soap and Cleaning Preparations – 0.7%
97,735	Reckitt Benckiser Group PLC	7,005,252
Therapeutics – 6.4%
266,256	BioMarin Pharmaceutical, Inc.*	16,577,098
142,616	Onyx Pharmaceuticals, Inc.*	12,672,858
97,124	Pharmacyclics, Inc.*	7,809,741
387,547	Questcor Pharmaceuticals, Inc.	12,610,779
247,152	Synageva BioPharma Corp.*	13,573,588
		63,244,064

Total Common Stock (cost $674,250,727)		955,380,383

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 31

Janus Global Life Sciences Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares or Principal Amount		Value

Corporate Bond – 0.9%
Medical – Biomedical and Genetic – 0.9%
$8,904,000	InterMune, Inc. 2.5000%, 12/15/17 (cost $9,374,181)	$9,249,030

Preferred Stock – 0.4%
Therapeutics – 0.4%
2,919,304	Portola Pharmaceuticals, Inc. – Private Placement, 8.0000%°°,§ (cost $4,130,815)	4,130,815

Money Market – 1.2%
11,432,108	Janus Cash Liquidity Fund LLC, 0% (cost $11,432,108)	11,432,108

Total Investments (total cost $699,187,831) – 99.5%		980,192,336

Cash, Receivables and Other Assets, net of Liabilities – 0.5%		4,980,172

Net Assets – 100%		$985,172,508

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Brazil	$16,187,038	1.6%
Canada	34,494,548	3.5%
China	3,915,162	0.4%
Denmark	8,838,663	0.9%
France	13,006,636	1.3%
India	7,847,246	0.8%
Ireland	39,481,081	4.0%
Israel	10,931,483	1.1%
Jersey	19,238,041	2.0%
Russia	7,441,124	0.8%
Sweden	19,269,266	2.0%
Switzerland	27,997,722	2.9%
United Kingdom	16,180,741	1.6%
United States††	755,363,585	77.1%

Total	$980,192,336	100.0%

††	Includes Cash Equivalents of 1.2%.

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
Euro 4/18/13	1,290,000	$1,653,572	$19,816
Swiss Franc 4/18/13	5,950,000	6,271,207	(24,225)

		7,924,779	(4,409)

HSBC Securities (USA), Inc.:
Euro 5/2/13	1,908,000	2,445,993	36,297
Swiss Franc 5/2/13	6,175,000	6,509,740	34,347

		8,955,733	70,644

RBC Capital Markets Corp.: Euro 5/9/13	1,730,000	2,217,926	24,275

Total		$19,098,438	$90,510

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

32 | MARCH 31, 2013

Janus Global Research Fund (unaudited)

Fund Snapshot We are bottom-up, fundamental investors. We believe a deep, independent research process and high conviction investing will deliver exceptional results.	Team-Based Approach Led by Jim Goff, Director of Research

Performance Overview

Janus Global Research Fund’s Class T Shares returned 10.38% over the six-month period ended March 31, 2013. The Fund’s primary benchmark, the MSCI World Index, returned 10.41%, and its secondary benchmark, the MSCI All Country World Index, returned 9.57% during the period.

Merger Completed

During the period, Janus Global Research Fund merged with and into Janus Worldwide Fund. Janus Global Research Fund’s investment strategies, name, and portfolio management team were adopted in the merger. The Fund’s benchmark continues to be the MSCI World Index. I think it is important to take a moment to explain why we merged and what you should expect from your fund.

Janus’ proposal to merge the two funds was based largely on similarities of the funds’ investment objectives, strategies and policies, as well as the anticipated expense efficiencies due to the larger asset base of the combined Fund after the merger.

The merged Fund is designed to reflect the best of the research of our Janus global analysts. Our seven sector teams pick their best ideas, where they like the long-term developments, the valuation and where they feel our research brings important insights. The best-idea sector sleeves come together into a portfolio in a way that tries to prevent the influence of big economic calls or sector bets. For example, if the technology research sector represents about 10% of the index, that best-ideas slice that the technology team created gets 10% of the total portfolio. What should influence our relative performance, therefore, is the stock picking within the sectors. We want to generate results from independent investing and independent research of stocks.

I created the process, and my role as director of research is to make sure we have the right analysts and that they are performing. Ultimately, I am accountable for performance but I trust the experienced team I manage and the investment process we follow.

Director of Research Comments on Environment

The Dow’s recent highs and other U.S. indexes nearing records remind us how far markets have come in the last four years. Non-U.S. markets have recovered to a lesser degree in the last four years, leaving more ground to cover. There’s a new level of confidence and, we think, a more appropriate level of concern about the macro. Cyprus’ fiscal crisis is not without risk to Europe, but the problems are likely to be contained. Markets have taken the turmoil there in stride. Italy’s uncertain election outcome created a day or two of down markets globally before they rallied. Compare these reactions with issues in Greece or other European election results in recent years.

Several indicators suggest investors are now more confident about equity markets. The CBOE Volatility Index, which measures the market’s expectation of 30-day volatility, has fallen significantly, as have stock correlations. Lower risk and correlations are better for long-term investors because they mean business fundamentals will drive returns more than macroeconomic headlines.

Around the globe, valuations do not seem stretched, especially in light of today’s low-yield environment. In the U.S., the economy is experiencing positive trends in the housing, manufacturing and energy sectors. We see the potential for companies to start investing and growing their businesses. Their reluctance so far will give way to a need to grow, we think. Furthermore, in Europe, where company balance sheets also are strong, we see opportunities in restructuring situations, as companies retool for a slower growth outlook. Exporters, too, could do well if global markets pick up, even if Europe remains sluggish. Asian markets offer opportunities too.

So, we remain bullish, but perhaps differently bullish. To say “ignore the macro” is old news, but to say “focus on company and sector specifics” plays to the strength of our bottom-up, fundamental investing.

Nobody has repealed panic and volatility, but we see the peaks and valleys lower, the periods of calm longer. In our opinion, portfolios based on fundamental, bottom-up research don’t need robust economic growth to do well. They need markets to focus on fundamentals and reward the businesses that can outpace their competition. Overall, despite brief periods that imply otherwise, we believe the

Janus Global & International Funds | 33

Janus Global Research Fund (unaudited)

market is entering a longer-term phase of lower correlations and lower volatility, which have historically favored equities and active management in particular, in our view.

Sector Views

In communications, the value of hit content continues to increase as it spreads internationally, and as new digital platforms offer expanded viewing opportunities. As traditional media improves viewing measurement and delivery of advertising across these platforms, it presents an opportunity for content owners to improve monetization. We think many companies will improve monetization of smartphone use in the coming months. The evolution of the mobile market has reached a critical tipping point in terms of access. Internet services companies will benefit from having a greater number of users on mobile platforms. We also expect to see an acceleration of the development and adoption of services on the mobile platform now that it has a larger audience.

For the consumer sector, the uncertainty regarding the ultimate impact the U.S. fiscal debate may have on personal incomes is expected to impact retailers. Retailers are also expecting slower sales in the coming months as consumers react to lower income from the end of the payroll tax holiday. In the near-term, we think dollar stores and retailers that target lower-income consumers will feel the initial pullback in spending the most. Luxury brands are expected to be less impacted by the payroll tax. Higher earners who purchase those brands have the ability to reduce savings and maintain a more consistent level of spending.

The energy sector has been focused on horizontal drilling and hydraulic fracturing, which have enabled the U.S. to significantly ramp up oil production in the last couple of years. The increased supply may be nearing an inflection point that impacts global oil prices. Future prices will depend largely on Saudi Arabia, in our view. In recent months, Saudi Arabia has been reducing its supply in order to maintain a higher price for oil. But if the country decides that defending market share is more important than supporting high prices, the country could ramp up its own supply. Falling oil prices would further separate the U.S. companies with high- and low-quality asset bases. U.S. oil is more expensive to drill, so companies need land where they can drill higher volumes to maintain healthy margins.

Our financial team thinks banks in the U.S. and Europe still face a number of headwinds, most notably historically low interest rates and regulatory uncertainty. In the U.S., the recent rise in mortgage rates means banks will see fewer opportunities from mortgage refinancing. This had been an area of recent growth. In Europe, business sentiment remains low, but we believe it has reached its bottom. Despite the low-growth environment, European banks have made substantial improvements to their financial health. Most banks have shed assets, built up retained earnings and brought down overall leverage.

In health care, we believe 2013 is shaping up to be a great year for large-cap biotechnology companies, many of which are entering new product cycles. Some new product launches have been more than a decade in the making – the result of discoveries from the human genome, which have slowly translated into medicines that are only now gaining regulatory approval. Beyond biotech companies, many large-cap pharmaceutical firms continue to experience slower growth due to persistent pricing pressure on older products and threats from new generic drug launches.

The outlook for U.S. industrials companies is murky in the near-term. Companies are controlling costs until they get clarity on government spending and orders pick up with an improving economy. We view this pause in spending as a temporary hiccup. The U.S. is in the early stages of a manufacturing renaissance, and the long-term outlook for U.S. industrials companies has not been this positive in years. The U.S. has cheap energy, which makes it more attractive to manufacture in the country. The dollar is getting more attractive compared with the euro, and U.S. wages are getting more competitive on a global scale. The U.S. housing market is also picking up. Meanwhile, European industrials companies are finally going through the painful restructuring process that U.S. companies went through in 2008 and 2009. This process will generally take longer for European companies than it did in the U.S. European labor unions are stronger and have more negotiating power. While painful in the short-term, the cost restructuring will make these companies more competitive in the future.

In technology, there are early signs that semiconductor demand is poised to rebound after a prolonged trough. Large customers are putting orders back on semiconductor companies’ books. Customers are also giving semiconductor companies more lead time for the parts they order. This signals that customers using semiconductors have whittled away inventory and will likely need to place more orders as demand for their own products picks up. Another important trend for the sector is that the pace of change continues to increase. The cost of setting up a business and doing something new is at an all-time low. Access to funding for a business is easy and

34 | MARCH 31, 2013

(unaudited)

cheap, and the testing time to determine if an idea is successful is shorter. These trends lead to faster innovation and, ultimately, challenge more established companies.

Performance Overview

Individually, Apple weighed the most on performance. The computer and mobile device maker showed good unit growth and pricing for its products, but higher costs for iPhone 5 weighed on gross margins and its growth rate was slower than expectations. The market remained skeptical the company can continue to grow sales and profits at the same time. We consider the stock’s valuation attractive and like Apple’s growth prospects for its current products and the potential we see for new products.

Integrated energy firm Petroleo Brasileiro (Petrobras) was also among key detractors. While the Brazilian government raised fuel prices during the period, it failed to completely close the gap of domestic prices to global prices, thereby causing Petrobras financial difficulty. The company also reduced its dividend, and management warned that the first half of 2013 will be challenging due to higher-than-expected levels of capital expenditures and a high number of offshore platforms shut down for efficiency improvements. We think production growth will resume in the second half of the year. Our long-term view is unchanged. We believe Petrobras has one of the best production growth profiles of any major oil company in the world. We also consider it to be among the most efficient oil companies in terms of production costs. Meanwhile, its valuation is cheapest among peers on a proven reserve basis.

French bank Societe Generale was another detractor. The stock suffered along with other European financials following the inconclusive elections in Italy and the Cyprus banking crisis. We believe Societe Generale possesses a stronger capital position than recognized by the market. At period end, its primary businesses were healthy and growing, and its prudent loan underwriting resulted in limited loan losses.

Canadian Pacific Railway led our individual contributors. The company gave strong guidance for 2013 after reporting earnings that were in-line with market expectations. We like that Canadian Pacific operates in an industry that has significant barriers to entry. We believe a new management team will improve the railroad company’s culture, operational performance and capital allocation decisions.

United Continental Holdings also recorded strong gains during the period. U.S. airlines in general continued to post strong operating results as the industry maintained capacity discipline. Consolidation, the latest being the proposed AMR (American Airlines) merger with U.S. Airways, has also aided the industry. As one of the world’s largest airline carriers, the company has significant upside potential in our view. Returns on invested capital are rising and likely to improve as United integrates its merger with Continental and realizes cost savings. Moreover, the airline has pricing power for the first time in years due to capacity reductions in the industry.

Finally, ARM Holdings aided performance. The U.K.-based semiconductor intellectual property licensing company continues to experience increasing royalty revenues from the growth in smartphones and revenue licensing from semiconductor manufacturers. ARM’s historically dominant market share in low-powered mobile devices gives it a competitive advantage in our view, because it is difficult for clients to change to different providers once a relationship has been established due to the technology challenges involved.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion regarding the use of forward currency contracts by the Fund.

Conclusion

While we expect periods of volatility, our positive equity outlook remains. We are finding attractive equity opportunities around the globe. The continued economic recovery in the U.S. and rising confidence among businesses should drive stocks higher, barring any major missteps by U.S. political leaders. We are selective in Europe, which is suffering from sluggish economic growth.

We’re also seeing promising signs from the new government in Japan, which is attempting to reinvigorate its economy with pro-growth measures. China is also showing signs of a recovery after sluggishness during the fourth quarter, when its leadership transition was completed.

Portfolios based on fundamental, bottom-up research have not needed robust economic growth to perform well. They have responded when markets focus on fundamentals and reward the businesses that can outpace their competition. When markets are calm, and macroeconomic fears take a back seat, those company-specific issues tend to drive markets.

Thank you for your investment in Janus Global Research Fund.

Janus Global & International Funds | 35

Janus Global Research Fund (unaudited)

Janus Global Research Fund At A Glance

5 Top Performers – Holdings

Contribution

Canadian Pacific Railway, Ltd.	1.25%
United Continental Holdings, Inc.	0.45%
ARM Holdings PLC	0.38%
Virgin Media, Inc.	0.36%
Gilead Sciences, Inc.	0.35%

5 Bottom Performers – Holdings

Contribution

Apple, Inc.	–1.00%
Petroleo Brasileiro S.A. (ADR)	–0.21%
Societe Generale S.A.	–0.19%
Koninklijke Vopak N.V.	–0.18%
Medivation, Inc.	–0.16%

4 Top Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Industrials	1.14%	23.74%	20.56%
Communications	0.71%	9.16%	8.61%
Health Care	0.64%	11.92%	11.20%
Technology	0.34%	14.36%	9.91%

3 Bottom Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Financials	–1.56%	9.89%	20.53%
Consumer	–0.95%	22.75%	15.30%
Energy	0.14%	7.48%	13.89%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

36 | MARCH 31, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2013

Canadian Pacific Railway, Ltd. Transportation – Railroad	2.3%
AIA Group, Ltd. Life and Health Insurance	1.9%
Valero Energy Corp. Oil Refining and Marketing	1.5%
Tullow Oil PLC Oil Companies – Exploration and Production	1.5%
EOG Resources, Inc. Oil Companies – Exploration and Production	1.5%

8.7%

Asset Allocation – (% of Net Assets)
As of March 31, 2013

Emerging markets comprised 6.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2013

As of September 30, 2012*

*	This represents data for Janus Global Research Fund prior to the merger. See Note 8 in Notes to Financial Statements.

Janus Global & International Funds | 37

Janus Global Research Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2013(1)					per the January 28, 2013 prospectuses, as supplemented
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Research Fund – Class A Shares
NAV	10.32%	6.43%	3.60%	8.49%	1.14%	1.03%
MOP	3.96%	0.31%	2.38%	7.70%

Janus Global Research Fund – Class C Shares
NAV	9.80%	5.50%	2.75%	7.64%	1.97%	1.86%
CDSC	8.80%	4.50%	2.75%	7.64%

Janus Global Research Fund – Class D Shares(2)	10.42%	6.61%	3.70%	8.56%	0.94%	0.83%

Janus Global Research Fund – Class I Shares	10.48%	6.66%	3.64%	8.52%	0.89%	0.78%

Janus Global Research Fund – Class R Shares	10.17%	6.17%	3.24%	8.10%	1.53%	1.42%

Janus Global Research Fund – Class S Shares	10.25%	6.27%	3.35%	8.24%	1.28%	1.17%

Janus Global Research Fund – Class T Shares	10.38%	6.57%	3.64%	8.52%	1.03%	0.92%

Morgan Stanley Capital International World IndexSM	10.41%	11.85%	2.23%	4.63%

Morgan Stanley Capital International All Country World IndexSM	9.57%	10.55%	2.06%	5.01%

Morningstar Quartile – Class T Shares	–	4th	2nd	1st

Morningstar Ranking – based on total return for World Stock Funds	–	803/953	263/681	21/492

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

38 | MARCH 31, 2013

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2014.

The expense ratios shown are estimated.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s prospectuses or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class R Shares of the Fund commenced operations on March 15, 2013, as there were no corresponding Class R Shares of Janus Global Research Fund at the time of the merger. See Note 8 in Notes to Financial Statements. The performance shown for periods prior to March 15, 2013 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of the share class without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Janus Global & International Funds | 39

Janus Global Research Fund (unaudited)

*	The Fund’s inception date – February 25, 2005
(1)	Effective March 15, 2013, Janus Global Research Fund merged with and into Janus Worldwide Fund, resulting in the “Combined Fund.” Janus Worldwide Fund was the legal survivor, and Janus Global Research Fund was the accounting survivor. Consequently Janus Global Research Fund’s performance and financial history have been adopted by the Combined Fund. As a result, the performance information and financial history for the periods prior to March 15, 2013 are that of Janus Global Research Fund. The Combined Fund was named “Janus Global Research Fund.”
(2)	Closed to new investors.

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12 - 3/31/13)

Class A Shares	$1,000.00	$1,103.20	$6.40	$1,000.00	$1,018.85	$6.14	1.22%

Class C Shares	$1,000.00	$1,098.00	$10.30	$1,000.00	$1,015.11	$9.90	1.97%

Class D Shares	$1,000.00	$1,104.20	$4.88	$1,000.00	$1,020.29	$4.68	0.93%

Class I Shares	$1,000.00	$1,104.80	$4.93	$1,000.00	$1,020.24	$4.73	0.94%

Class R Shares*	$1,000.00	$984.00	$0.52	$1,000.00	$1,018.15	$6.84	1.36%

Class S Shares	$1,000.00	$1,102.50	$6.45	$1,000.00	$1,018.80	$6.19	1.23%

Class T Shares	$1,000.00	$1,103.90	$4.88	$1,000.00	$1,020.29	$4.68	0.93%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financials or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.
*	Actual expenses paid reflect only the inception period for Class R Shares (March 15, 2013 to March 31, 2013). Therefore, actual expenses shown are lower than would be expected for a six-month period.

40 | MARCH 31, 2013

Janus Global Research Fund(1)

Schedule of Investments (unaudited)

As of March 31, 2013

Shares		Value

Common Stock – 98.7%
Agricultural Chemicals – 1.5%
208,598	Monsanto Co.	$22,034,207
385,052	Potash Corp. of Saskatchewan, Inc.	15,127,584
		37,161,791
Agricultural Operations – 0%
24,162,415	Chaoda Modern Agriculture Holdings, Ltd.ß,¥	933,837
Airlines – 1.2%
700,117	Delta Air Lines, Inc.*	11,558,932
571,967	United Continental Holdings, Inc.*	18,308,663
		29,867,595
Apparel Manufacturers – 0.9%
514,566	Burberry Group PLC	10,389,193
1,165,284	Prada SpA	11,859,556
		22,248,749
Applications Software – 0.2%
88,342	Intuit, Inc.	5,799,652
Athletic Footwear – 0.4%
153,509	NIKE, Inc. – Class B	9,058,566
Automotive – Cars and Light Trucks – 0.7%
2,715,000	Isuzu Motors, Ltd.	16,355,769
Beverages – Wine and Spirits – 1.2%
230,645	Pernod-Ricard S.A.	28,737,135
Brewery – 1.2%
572,804	SABMiller PLC	30,143,915
Cable/Satellite Television – 1.4%
507,614	Comcast Corp. – Class A	21,324,864
144,087	Time Warner Cable, Inc.	13,840,997
		35,165,861
Casino Hotels – 0.1%
484,383	Echo Entertainment Group, Ltd.	1,754,591
Chemicals – Diversified – 1.4%
1,421,254	Israel Chemicals, Ltd.	18,379,128
266,287	LyondellBasell Industries N.V. – Class A	16,853,304
		35,232,432
Coal – 0.3%
14,946,500	Harum Energy Tbk PT	7,384,786
Commercial Banks – 4.5%
2,723,086	Banco Bilbao Vizcaya Argentaria S.A.	23,604,197
847,615	Banco do Brasil S.A.	11,518,333
23,767,000	China Construction Bank Corp.	19,412,130
373,703	Qatar National Bank SAQ	13,754,931
1,772,696	Sberbank of Russia (ADR)	22,725,963
1,680,160	Turkiye Halk Bankasi A/S	17,971,861
		108,987,415
Commercial Services – 0.6%
936,402	Anhanguera Educacional Participacoes S.A.	15,112,230
Commercial Services – Finance – 1.2%
52,945	MasterCard, Inc. – Class A	28,650,128
Computer Aided Design – 0.3%
88,984	ANSYS, Inc.*	7,245,077
Computers – 1.3%
70,919	Apple, Inc.	31,390,877
Consulting Services – 0.6%
244,703	Verisk Analytics, Inc. – Class A*	15,081,046
Consumer Products – Miscellaneous – 0.4%
3,944,700	Samsonite International S.A.	9,858,828
Containers – Metal and Glass – 0.6%
377,465	Crown Holdings, Inc.*	15,706,319
Cosmetics and Toiletries – 1.7%
218,319	Colgate-Palmolive Co.	25,768,192
261,003	Estee Lauder Cos., Inc. – Class A	16,712,022
		42,480,214
Diversified Banking Institutions – 3.9%
536,879	Citigroup, Inc.	23,751,527
1,192,879	Credit Suisse Group A.G.	31,311,502
492,087	Deutsche Bank A.G.	19,183,074
594,311	Societe Generale S.A.	19,523,194
		93,769,297
Diversified Operations – 1.4%
253,781	Danaher Corp.	15,772,489
242,824	Dover Corp.	17,697,013
		33,469,502
E-Commerce/Products – 1.9%
54,823	Amazon.com, Inc.*	14,609,781
328,735	eBay, Inc.*	17,824,012
1,390,500	Rakuten, Inc.	14,197,519
		46,631,312
E-Commerce/Services – 0.6%
20,090	priceline.com, Inc.*	13,820,514
Electric – Transmission – 1.0%
626,934	Brookfield Infrastructure Partners L.P.	23,861,108
Electronic Components – Miscellaneous – 0.5%
293,983	TE Connectivity, Ltd. (U.S. Shares)	12,326,707
Electronic Components – Semiconductors – 1.8%
1,022,422	ARM Holdings PLC	14,305,583
239,289	International Rectifier Corp.*	5,060,962
1,317,126	ON Semiconductor Corp.*	10,905,803
9,638	Samsung Electronics Co., Ltd.	13,084,042
		43,356,390
Electronic Connectors – 0.4%
144,703	Amphenol Corp. – Class A	10,802,079
Electronic Measuring Instruments – 1.0%
80,500	Keyence Corp.	24,632,384
Electronic Security Devices – 0.5%
358,724	Tyco International, Ltd. (U.S. Shares)	11,479,168
Enterprise Software/Services – 0.9%
619,048	Informatica Corp.*	21,338,585
Entertainment Software – 0.2%
498,000	Nexon Co., Ltd.	4,830,791
Finance – Credit Card – 0.9%
319,053	American Express Co.	21,523,315
Food – Confectionary – 0.9%
265,012	Hershey Co.	23,196,500

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 41

Janus Global Research Fund(1)

Schedule of Investments (unaudited)

As of March 31, 2013

Shares		Value

Food – Miscellaneous/Diversified – 1.9%
228,372	McCormick & Co., Inc.	$16,796,760
716,101	Unilever N.V.	29,329,293
		46,126,053
Food – Retail – 0.7%
197,887	Whole Foods Market, Inc.	17,166,697
Hotels and Motels – 0.5%
180,673	Accor S.A.	6,275,539
3,112,000	Shangri-La Asia, Ltd.	6,093,864
		12,369,403
Industrial Automation and Robotics – 1.3%
205,100	FANUC Corp.	31,357,724
Instruments – Controls – 0.8%
559,757	Sensata Technologies Holding N.V.*	18,399,213
Internet Content – Entertainment – 0.4%
560,443	Youku Tudou, Inc. (ADR)*	9,398,629
Internet Gambling – 0.5%
5,987,049	Bwin.Party Digital Entertainment PLC	13,061,197
Investment Management and Advisory Services – 1.3%
695,666	Grupo BTG Pactual	11,678,235
270,112	T. Rowe Price Group, Inc.	20,223,285
		31,901,520
Life and Health Insurance – 2.7%
10,541,900	AIA Group, Ltd.	46,175,051
1,218,232	Prudential PLC	19,710,396
		65,885,447
Machinery – General Industrial – 0.3%
416,200	Nabtesco Corp.	8,499,112
Machinery – Pumps – 0.6%
410,946	Weir Group PLC	14,128,142
Medical – Biomedical and Genetic – 3.5%
207,215	Alexion Pharmaceuticals, Inc.*	19,092,790
177,183	Celgene Corp.*	20,537,282
451,228	Gilead Sciences, Inc.*	22,078,586
577,845	Incyte Corp., Ltd.*	13,527,351
170,211	Vertex Pharmaceuticals, Inc.*	9,358,201
		84,594,210
Medical – Drugs – 3.8%
315,516	Jazz Pharmaceuticals PLC*	17,640,499
448,563	Medivation, Inc.*	20,979,291
180,948	Sanofi	18,384,471
594,106	Shire PLC	18,087,452
222,530	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	16,694,201
		91,785,914
Medical – HMO – 0.7%
312,969	Aetna, Inc.	15,998,975
Medical Information Systems – 0.6%
147,414	athenahealth, Inc.*	14,305,055
Metal – Iron – 1.0%
5,669,042	Fortescue Metals Group, Ltd.	23,249,498
Metal Processors and Fabricators – 0.6%
73,178	Precision Castparts Corp.	13,876,012
Multimedia – 1.5%
716,514	News Corp. – Class A	21,868,008
248,474	Walt Disney Co.	14,113,323
		35,981,331
Networking Products – 0.8%
886,129	Cisco Systems, Inc.	18,528,957
Oil – Field Services – 0.7%
236,470	Schlumberger, Ltd. (U.S. Shares)	17,709,238
Oil and Gas Drilling – 0.7%
289,865	Helmerich & Payne, Inc.	17,594,806
Oil Companies – Exploration and Production – 6.1%
1,031,632	Cobalt International Energy, Inc.*	29,092,022
281,912	EOG Resources, Inc.	36,104,470
502,570	Genel Energy PLC*	6,184,396
262,228	Noble Energy, Inc.	30,329,291
1,532,613	Ophir Energy PLC*	10,782,588
1,933,828	Tullow Oil PLC	36,165,263
		148,658,030
Oil Companies – Integrated – 1.3%
247,933	Petroleo Brasileiro S.A. (ADR)	4,108,250
431,091	Royal Dutch Shell PLC (ADR)	28,089,889
		32,198,139
Oil Field Machinery and Equipment – 0.7%
249,835	National Oilwell Varco, Inc.	17,675,826
Oil Refining and Marketing – 2.0%
319,838	PBF Energy, Inc.	11,888,378
812,261	Valero Energy Corp.	36,949,753
		48,838,131
Pharmacy Services – 1.4%
384,432	Express Scripts Holding Co.*	22,162,505
284,733	Omnicare, Inc.	11,594,328
		33,756,833
Real Estate Management/Services – 1.5%
188,569	Jones Lang LaSalle, Inc.	18,745,644
612,000	Mitsubishi Estate Co., Ltd.	17,237,697
		35,983,341
Real Estate Operating/Development – 1.8%
388,239	Brookfield Asset Management, Inc. – Class A (U.S. Shares)	14,166,841
5,129,430	Hang Lung Properties, Ltd.	19,163,582
17,753,500	Shun Tak Holdings, Ltd.	9,560,263
		42,890,686
REIT – Health Care – 0.4%
130,958	Ventas, Inc.	9,586,126
REIT – Regional Malls – 0.6%
91,478	Simon Property Group, Inc.	14,504,752
Retail – Apparel and Shoe – 0.5%
706,872	American Eagle Outfitters, Inc.	13,218,506
Retail – Jewelry – 0.8%
2,491,000	Chow Tai Fook Jewellery Group, Ltd.	3,401,646
92,409	Cie Financiere Richemont S.A.	7,254,447
114,253	Tiffany & Co.	7,945,154
		18,601,247

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

42 | MARCH 31, 2013

Schedule of Investments (unaudited)

As of March 31, 2013

Shares		Value

Rubber/Plastic Products – 0.3%
5,539,412	Jain Irrigation Systems, Ltd.	$6,253,435
Semiconductor Components/Integrated Circuits – 1.3%
2,049,606	Atmel Corp.*	14,265,258
4,920,000	Taiwan Semiconductor Manufacturing Co., Ltd.	16,454,849
		30,720,107
Software Tools – 0.3%
94,907	VMware, Inc. – Class A*	7,486,264
Steel – Producers – 1.1%
1,269,083	ThyssenKrupp A.G.	25,805,875
Super-Regional Banks – 0.8%
572,906	U.S. Bancorp	19,438,701
Telecommunication Services – 1.8%
511,094	Amdocs, Ltd. (U.S. Shares)	18,527,158
13,305,500	Tower Bersama Infrastructure Tbk PT	8,285,978
367,987	Virgin Media, Inc.	18,020,323
		44,833,459
Television – 0.6%
303,560	CBS Corp. – Class B	14,173,216
Therapeutics – 0.6%
233,453	BioMarin Pharmaceutical, Inc.*	14,534,784
Tobacco – 2.5%
854,801	Imperial Tobacco Group PLC	29,855,182
998,700	Japan Tobacco, Inc.	31,885,821
		61,741,003
Toys – 0.7%
186,048	Mattel, Inc.	8,147,042
87,800	Nintendo Co., Ltd.	9,468,445
		17,615,487
Transactional Software – 0.3%
116,814	Solera Holdings, Inc.	6,813,761
Transportation – Marine – 1.1%
3,404	A.P. Moeller – Maersk A/S – Class B	26,613,390
Transportation – Railroad – 2.8%
433,005	Canadian Pacific Railway, Ltd.	56,508,943
103,767	Kansas City Southern	11,507,761
		68,016,704
Transportation – Services – 1.9%
396,619	Koninklijke Vopak N.V.	23,907,655
196,620	Kuehne + Nagel International A.G.	21,443,804
		45,351,459
Web Portals/Internet Service Providers – 0.9%
28,493	Google, Inc. – Class A*	22,624,297
Wireless Equipment – 2.1%
154,189	Crown Castle International Corp.*	10,737,722
222,126	Motorola Solutions, Inc.	14,222,728
2,143,912	Telefonaktiebolaget L.M. Ericsson – Class B	26,724,026
		51,684,476

Total Common Stock (cost $2,161,419,995)		2,400,929,633

Preferred Stock – 0.3%
Automotive – Cars and Light Trucks – 0.3%
35,425	Volkswagen A.G. (cost $6,617,038)	7,037,689

Warrant – 1.0%
Diversified Financial Services – 1.0%
1,758,856	JPMorgan Chase & Co. – expires 10/28/18 (cost $18,907,702)	25,063,698

Total Investments (total cost $2,186,944,735) – 100.0%		2,433,031,020

Liabilities, net of Cash, Receivables and Other Assets– (0.0)%		(282,634)

Net Assets – 100%		$2,432,748,386

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$25,004,089	1.0%
Bermuda	29,954,972	1.2%
Brazil	42,417,048	1.7%
Canada	102,497,569	4.2%
Cayman Islands	13,734,112	0.6%
China	19,412,130	0.8%
Curacao	17,709,238	0.7%
Denmark	26,613,390	1.1%
France	72,920,339	3.0%
Germany	52,026,638	2.1%
Gibraltar	13,061,197	0.5%
Guernsey	18,527,158	0.8%
Hong Kong	74,898,896	3.1%
India	6,253,435	0.3%
Indonesia	15,670,764	0.6%
Ireland	17,640,499	0.7%
Israel	18,379,128	0.8%
Italy	11,859,556	0.5%
Japan	158,465,262	6.5%
Jersey	24,271,848	1.0%
Luxembourg	9,858,828	0.4%
Netherlands	88,489,465	3.6%
Qatar	13,754,931	0.6%
Russia	22,725,963	0.9%
South Korea	13,084,042	0.5%
Spain	23,604,197	1.0%
Sweden	26,724,026	1.1%
Switzerland	83,815,628	3.5%
Taiwan	16,454,849	0.7%
Turkey	17,971,861	0.7%
United Kingdom	193,570,151	8.0%
United States	1,161,659,811	47.8%

Total	$2,433,031,020	100.0%

(1)	Effective March 15, 2013, Janus Global Research Fund merged with and into Janus Worldwide Fund. Following the merger, Janus Worldwide Fund was renamed Janus Global Research Fund. See Note 8 in Notes to Financial Statements.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 43

Janus Global Select Fund (unaudited)

Fund Snapshot
We invest globally, seeking companies with competitive advantages leading to improving returns on invested capital and sustainable long-term growth. We make high-conviction investments where we believe we possess differentiated research insights in an effort to deliver superior risk-adjusted results over the long-term.
George Maris portfolio manager

Performance Overview

For the six-month period ended March 31, 2013, Janus Global Select Fund’s Class T Shares returned 15.57% versus a return of 9.57% for the Fund’s benchmark, the MSCI All Country World Index.

Investment Environment

Global markets performed strongly during the period, reflecting a normalization in macroeconomic issues arising from the financial crisis of 2008-09 and the subsequent European sovereign debt crisis. While challenging conditions remain, the likelihood of a collapse in the global economy is greatly diminished. The corporate sector is enjoying strong profitability after restructuring operations and balance sheets, while the consumer sector benefits from increased savings, improved employment and a rebound in housing. Troubled sovereigns are also in a better position than one year ago due to internal and external efforts to restructure their liabilities. The improved environment is fostering a normalization of risk appetites.

On a country level, Japan performed strongly following the election of a new prime minister who delivered the strongest signal in over a decade that Japan is committed to ending deflation and growing its economy. Conversely, China and Brazil’s markets were weak based on issues we view as transitory. China was beset by slowing global growth exacerbated by a government in transition. With the smooth transition in power, investments restarted and growth in China seems to be accelerating.

Brazil is in a more difficult position, given its economy is growing below full potential, yet it must remain vigilant against inflation. An interventionist government attacked inflation with non-traditional macro policies that resulted in significant distortions in the economy and hurt investor confidence. However, we see signs the Brazilian government recognizes the negative consequences of its actions and is moving in a more constructive manner to support business activity and control inflation.

Performance Discussion

Led by our holdings in information technology, industrials and consumer discretionary, the Fund significantly outperformed its benchmark.

Within industrials, Delta Air Lines was the most significant contributor for sector and the Fund overall. The stock performed well due to the dramatic improvement in the health of the U.S. airline industry from consolidations such as the merger of United and Continental, and more recently of US Airways Group and AMR (American Airlines). Despite facing higher oil prices, Delta produced industry-leading profits and growth by sticking to pricing and capacity discipline, and by operating more efficiently. We anticipate the company’s recent stake in Virgin Atlantic will allow it to grow and consolidate in a manner not available to other U.S. airlines. Additionally, despite the stock’s strong performance, we believe it remains attractively valued.

Valero Energy also recorded significant gains during the period. The refiner reported earnings beating the market’s expectations, as its margins benefited from replacing foreign crude with cheaper domestic oil. We believe Valero is well positioned to benefit from soaring U.S. oil production, which should result in a lower price of U.S. crude oil relative to global markets. This cost advantage should lead to strong free cash flow generation and greater shareholder returns. Lower natural gas prices also offer the industry an important cost advantage globally.

Telecommunications equipment provider Ericsson, the Fund’s second-largest holding at the end of the period, was also a key contributor. As a beneficiary of higher spending by telecommunications carriers to provide faster data networks, the company reported solid results in its latest quarter and raised its guidance for future earnings. We think Ericsson possesses competitive advantages in scale and network technology positioning it to gain market share from competitors that under-invested for many years due to poor financial performance and weak balance sheets.

44 | MARCH 31, 2013

(unaudited)

Integrated energy firm Petroleo Brasileiro (Petrobras) led our individual detractors. While the Brazilian government raised domestic petroleum prices during the period, it failed to close the gap of domestic prices to global prices, thereby continuing to force Petrobras to incur substantial losses in order to subsidize domestic consumption. The regulation-induced lower profitability significantly increased the company’s financial leverage. While the market remained skeptical, we expect the government will close the pricing gap. Historically, the government equilibrates global and domestic prices, albeit with delays, and it must do so now to preserve the company’s balance sheet. Comparing the enterprise value to the proven reserves of oil, Petrobras is the cheapest major oil company in the world despite possessing one of the highest production growth rates over the next five to ten years, in our view.

Apple also weighed on performance. While the computer and mobile device maker showed good unit growth and pricing for its products, higher costs for iPhone 5 weighed on gross margins and its growth rate was slower than expectations. The market remained skeptical the company can continue to grow sales and profits at the same time. We believe the stock is attractively valued and like Apple’s growth prospects for its current products and the potential we see for new products.

Finally, our health care holdings, led lower by biotechnology holding Medivation, detracted from relative performance. Despite better-than-expected sales of its prostate cancer drug Xtandi, Medivation’s stock declined on fears of future competition after Medivation lost a lawsuit that would have prevented a competitor from potentially offering another option. We felt the concerns were overdone. Based on our market surveys, we believe Xtandi’s differentiation from existing therapies is more substantial than currently perceived by the market due to its strong efficacy, ease of use and safety.

Derivatives

Options, futures, swaps and forward exchange contracts, which expired during the period, were employed by the Fund’s previous manager. In aggregate, these positions detracted from the Fund’s performance during the period. The current portfolio manager plans to use derivatives on a more limited basis relative to the previous manager. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Outlook

Looking forward, substantial risks remain. Europe heads the list, as reflected by the inconclusive elections in Italy and the controversial bailout of Cyprus that renewed investor worries over the region’s sovereign debt crisis. Sequestration (automatic budget cuts) and fiscal policy in the U.S. also remain substantial risks. However, on the margin, risks lessened from a global perspective. Following the U.S. election, policymakers are taking steps to address the country’s budget deficit. Meanwhile, the European Central Bank’s (ECB) commitment to act as lender of last resort effectively eliminates breakup fears for the currency union. Finally, central banks around the world remain committed to expansionary monetary policies in order to promote recovery in global growth. With that backdrop and relatively low equity valuations around the world, our expectation is for a favorable equity return environment.

The Fund remains positioned for a more normalized economic environment. Even after the strong equity markets during the period, global valuations seem extraordinarily attractive for equities, especially in the more cyclically exposed sectors, when viewed over a longer time horizon. Investor disbelief in the global recovery is reflected in market valuations remaining well below long-term averages. We still believe there is substantial upside in equity markets, not only in terms of market valuations recovering to more normalized levels, but as corporates refocus on growth after being defensive the last several years.

Thank you for your continued investment in Janus Global Select Fund.

Janus Global & International Funds | 45

Janus Global Select Fund (unaudited)

Janus Global Select Fund At A Glance

5 Top Performers – Holdings

Contribution

Delta Air Lines, Inc.	1.10%
Valero Energy Corp.	1.01%
Telefonaktiebolaget L.M. Ericsson – Class B	0.96%
Bwin.Party Digital Entertainment PLC	0.93%
Canadian Pacific Railway, Ltd.	0.79%

5 Bottom Performers – Holdings

Contribution

Petroleo Brasileiro S.A. (ADR)	–0.75%
Apple, Inc.	–0.29%
Harum Energy Tbk PT	–0.17%
Medivation, Inc.	–0.16%
Occidental Petroleum Corp.	–0.15%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	All Country World IndexSM

Information Technology	1.69%	13.32%	12.13%
Industrials	1.34%	10.19%	10.35%
Consumer Discretionary	1.04%	14.09%	10.65%
Financials	0.94%	20.19%	20.95%
Telecommunication Services	0.68%	3.22%	4.34%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	All Country World IndexSM

Health Care	–0.44%	11.87%	9.52%
Consumer Staples	–0.36%	8.70%	10.54%
Other**	–0.15%	0.63%	0.00%
Energy	0.40%	10.23%	10.69%
Utilities	0.46%	3.14%	3.45%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

46 | MARCH 31, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2013

AIA Group, Ltd. Life and Health Insurance	3.5%
Telefonaktiebolaget L.M. Ericsson – Class B Wireless Equipment	3.1%
Valero Energy Corp. Oil Refining and Marketing	2.9%
JPMorgan Chase & Co. Diversified Banking Institutions	2.6%
Bwin.Party Digital Entertainment PLC Internet Gambling	2.5%

14.6%

Asset Allocation – (% of Net Assets)
As of March 31, 2013

Emerging markets comprised 7.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2013

As of September 30, 2012

Janus Global & International Funds | 47

Janus Global Select Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2013						per the January 28, 2013 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Select Fund – Class A Shares
NAV	15.51%	–5.35%	–1.07%	10.70%	0.95%	1.20%	1.20%
MOP	8.87%	–10.82%	–2.24%	10.05%	0.48%

Janus Global Select Fund – Class C Shares
NAV	15.03%	–6.09%	–1.82%	9.86%	0.19%	1.96%	1.96%
CDSC	14.03%	–7.03%	–1.82%	9.86%	0.19%

Janus Global Select Fund – Class D Shares(1)	15.61%	–5.06%	–0.89%	10.82%	1.03%	0.90%	0.90%

Janus Global Select Fund – Class I Shares	15.65%	–5.01%	–0.94%	10.79%	1.01%	0.88%	0.88%

Janus Global Select Fund – Class R Shares	15.27%	–5.63%	–1.44%	10.24%	0.52%	1.47%	1.47%

Janus Global Select Fund – Class S Shares	15.42%	–5.33%	–1.11%	10.57%	0.81%	1.23%	1.23%

Janus Global Select Fund – Class T Shares	15.57%	–5.17%	–0.94%	10.79%	1.01%	0.98%	0.98%

Morgan Stanley Capital International All Country World IndexSM	9.57%	10.55%	2.06%	9.36%	2.59%

Morningstar Quartile – Class T Shares	–	4th	4th	2nd	4th

Morningstar Ranking – based on total return for World Stock Funds	–	935/953	623/681	140/425	296/360

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

48 | MARCH 31, 2013

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2014.

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – June 30, 2000
(1)	Closed to new investors.

Janus Global & International Funds | 49

Janus Global Select Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12 - 3/31/13)

Class A Shares	$1,000.00	$1,155.10	$6.34	$1,000.00	$1,019.05	$5.94	1.18%

Class C Shares	$1,000.00	$1,150.30	$10.45	$1,000.00	$1,015.21	$9.80	1.95%

Class D Shares	$1,000.00	$1,156.10	$4.89	$1,000.00	$1,020.39	$4.58	0.91%

Class I Shares	$1,000.00	$1,157.70	$4.63	$1,000.00	$1,020.64	$4.33	0.86%

Class R Shares	$1,000.00	$1,152.70	$7.84	$1,000.00	$1,017.65	$7.34	1.46%

Class S Shares	$1,000.00	$1,155.40	$6.13	$1,000.00	$1,019.25	$5.74	1.14%

Class T Shares	$1,000.00	$1,155.70	$5.05	$1,000.00	$1,020.24	$4.73	0.94%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financials or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

50 | MARCH 31, 2013

Janus Global Select Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares		Value

Common Stock – 97.4%
Airlines – 2.0%
2,633,524	Delta Air Lines, Inc.*	$43,479,481
Apparel Manufacturers – 1.0%
1,029,257	Burberry Group PLC	20,780,909
Beverages – Wine and Spirits – 1.9%
341,825	Pernod-Ricard S.A.	42,589,570
Brewery – 2.0%
817,060	SABMiller PLC	42,997,931
Building – Residential and Commercial – 1.4%
22,906,395	Taylor Wimpey PLC	31,632,707
Cable/Satellite Television – 1.6%
827,119	Comcast Corp. – Class A	34,747,269
Cellular Telecommunications – 1.1%
8,523,644	Vodafone Group PLC	24,163,101
Chemicals – Diversified – 1.3%
2,221,346	Israel Chemicals, Ltd.	28,725,619
Coal – 0.6%
26,003,500	Harum Energy Tbk PT	12,847,844
Commercial Banks – 1.4%
2,793,379	Turkiye Halk Bankasi A/S	29,879,427
Commercial Services – 1.0%
1,328,371	Anhanguera Educacional Participacoes S.A.	21,438,067
Computer Aided Design – 1.1%
298,782	ANSYS, Inc.*	24,326,830
Computers – 1.1%
56,070	Apple, Inc.	24,818,264
Consumer Products – Miscellaneous – 1.0%
8,974,800	Samsonite International S.A.	22,430,352
Dental Supplies and Equipment – 1.4%
788,111	Patterson Cos., Inc.	29,979,742
Diversified Banking Institutions – 10.2%
961,625	Citigroup, Inc.	42,542,290
2,085,346	Credit Suisse Group A.G.	54,737,586
1,220,958	JPMorgan Chase & Co.	57,946,666
1,444,614	Morgan Stanley	31,752,616
1,139,053	Societe Generale S.A.	37,418,039
		224,397,197
E-Commerce/Products – 1.6%
3,488,400	Rakuten, Inc.	35,617,854
Electric – Transmission – 1.2%
711,772	Brookfield Infrastructure Partners L.P.	27,090,042
Electronic Components – Semiconductors – 1.5%
4,034,808	ON Semiconductor Corp.*	33,408,210
Electronic Security Devices – 2.3%
1,567,999	Tyco International, Ltd. (U.S. Shares)	50,175,968
Enterprise Software/Services – 2.4%
898,535	Informatica Corp.*	30,972,502
686,262	Oracle Corp.	22,193,713
		53,166,215
Financial Guarantee Insurance – 1.0%
4,419,119	MGIC Investment Corp.*	21,874,639
Food – Miscellaneous/Diversified – 1.4%
756,487	Unilever N.V.	30,983,379
Independent Power Producer – 2.1%
1,704,572	NRG Energy, Inc.	45,154,112
Industrial Automation and Robotics – 1.4%
199,800	FANUC Corp.	30,547,408
Internet Gambling – 2.5%
25,477,238	Bwin.Party Digital Entertainment PLC£	55,580,508
Investment Management and Advisory Services – 1.1%
1,410,207	Grupo BTG Pactual	23,673,326
Life and Health Insurance – 4.5%
17,669,200	AIA Group, Ltd.	77,393,659
1,837,653	CNO Financial Group, Inc.	21,041,127
		98,434,786
Machinery – Construction and Mining – 1.6%
572,155	Joy Global, Inc.	34,054,666
Medical – Biomedical and Genetic – 1.4%
630,246	Gilead Sciences, Inc.*	30,837,937
Medical – Drugs – 5.4%
491,355	Jazz Pharmaceuticals PLC*	27,471,658
585,448	Medivation, Inc.*	27,381,403
292,888	Sanofi	29,757,670
1,085,628	Shire PLC	33,051,752
		117,662,483
Medical – HMO – 1.4%
596,706	Aetna, Inc.	30,503,611
Metal – Iron – 1.1%
5,853,515	Fortescue Metals Group, Ltd.	24,006,047
Multimedia – 0.9%
654,730	News Corp. – Class A	19,982,360
Networking Products – 2.0%
2,122,852	Cisco Systems, Inc.	44,388,835
Oil Companies – Exploration and Production – 5.1%
1,025,778	Cobalt International Energy, Inc.*	28,926,939
318,997	EOG Resources, Inc.	40,853,946
335,399	Occidental Petroleum Corp.	26,285,220
2,082,100	Ophir Energy PLC*	14,648,464
		110,714,569
Oil Companies – Integrated – 1.6%
2,131,710	Petroleo Brasileiro S.A. (ADR)	35,322,435
Oil Refining and Marketing – 2.9%
1,410,389	Valero Energy Corp.**	64,158,596
Pharmacy Services – 1.9%
715,674	Express Scripts Holding Co.*	41,258,606
Property and Casualty Insurance – 1.6%
1,192,200	Tokio Marine Holdings, Inc.	34,251,050
Real Estate Operating/Development – 1.1%
6,397,000	Hang Lung Properties, Ltd.	23,899,231
Retail – Apparel and Shoe – 1.3%
1,512,015	American Eagle Outfitters, Inc.	28,274,680
Semiconductor Components/Integrated Circuits – 1.5%
4,673,983	Atmel Corp.*	32,530,922
Steel – Producers – 1.4%
1,539,790	ThyssenKrupp A.G.	31,310,504
Telecommunication Services – 1.9%
66,371,000	Tower Bersama Infrastructure Tbk PT	41,332,429

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 51

Janus Global Select Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares		Value

Tobacco – 2.6%
591,395	Imperial Tobacco Group PLC	$20,655,340
1,164,800	Japan Tobacco, Inc.	37,188,950
		57,844,290
Toys – 0.7%
136,300	Nintendo Co., Ltd.	14,698,736
Transportation – Marine – 0.8%
2,245	A.P. Moeller – Maersk A/S – Class B	17,552,015
Transportation – Railroad – 3.0%
307,113	Canadian Pacific Railway, Ltd.	40,079,516
227,483	Kansas City Southern	25,227,865
		65,307,381
Wireless Equipment – 3.1%
5,485,093	Telefonaktiebolaget L.M. Ericsson – Class B**	68,372,103

Total Common Stock (cost $1,817,792,561)		2,133,204,243

Preferred Stock – 1.7%
Automotive – Cars and Light Trucks – 1.7%
184,352	Volkswagen A.G. (cost $33,592,089)	36,624,191

Total Investments (total cost $1,851,384,650) – 99.1%		2,169,828,434

Cash, Receivables and Other Assets, net of Liabilities**– 0.9%		20,744,930

Net Assets – 100%		$2,190,573,364

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$24,006,047	1.1%
Bermuda	27,090,042	1.3%
Brazil	80,433,828	3.7%
Canada	40,079,516	1.8%
Denmark	17,552,015	0.8%
France	109,765,279	5.1%
Germany	67,934,695	3.1%
Gibraltar	55,580,508	2.6%
Hong Kong	101,292,890	4.7%
Indonesia	54,180,273	2.5%
Ireland	27,471,658	1.3%
Israel	28,725,619	1.3%
Japan	152,303,998	7.0%
Jersey	33,051,752	1.5%
Luxembourg	22,430,352	1.0%
Netherlands	30,983,379	1.4%
Sweden	68,372,103	3.2%
Switzerland	104,913,554	4.8%
Turkey	29,879,427	1.4%
United Kingdom	154,878,452	7.1%
United States	938,903,047	43.3%

Total	$2,169,828,434	100.0%

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

52 | MARCH 31, 2013

Janus Global Technology Fund (unaudited)

Fund Snapshot
We seek to identify strong technology-related businesses with sustainable competitive advantages and improving returns on capital. We believe what sets us apart is the depth of our research, our investment conviction, and our commitment to delivering superior long-term results for our clients.
Brad Slingerlend portfolio manager

Performance

Janus Global Technology Fund’s Class T Shares returned 8.75% over the six-month period ended March 31, 2013. The Fund’s primary benchmark, the S&P 500 Index, returned 10.19%, and its secondary benchmark, the MSCI World Information Technology Index, returned 1.34% during the period.

Market Environment

Global technology stocks lagged broader indices during the period due primarily to significant declines among computer hardware manufacturers. Helping offset some of the weakness were strong returns in data processing/outsourced services, communications equipment and semiconductors. It appeared the period marked the bottom of the semiconductor cycle; however, any recovery appears to remain tepid. Communications equipment stocks also performed well, reflecting higher expenditures among service providers building faster networks to accommodate stronger consumer adoption of smartphones and tablet computers. Meanwhile, enterprise IT spending was mixed, but largely demonstrated weakening trends during the period.

Portfolio Manager Comments

We’re all familiar with the classic bell curve or normal distribution. Bell curves correctly explain many things – especially things that occur under relatively mild conditions, such as the distribution of people’s height, or particles in a room. If we can reasonably estimate the shape of the curve, we can understand the likelihood of a range of outcomes, such as the chance that a person will be between 5’10” and 6’2”, say. After all, 99% of all phenomena in a normally distributed curve happen within three standard deviations of the mean. Here’s the catch: Normal distribution curves are really bad at explaining phenomena in more extreme conditions, such as those found in complex systems. For example, under a normally distributed curve, the probability of the huge single-day market decline in October 1987, known as Black Monday, is 10-148 (or 1 divided by a 1 with 148 zeros after it). That probability is so fantastically small we’d likely have to wait around trillions of years longer than the history of the universe to experience it again. It was an unusual day, but not that rare.

So we have a question to answer: Are financial markets complex systems? By one definition, a complex system is one in which large networks of components with no central control lead to complex behavior, sophisticated information processing and exhibit adaptive learning. Let’s see, sophisticated information processing, adaptive learning, emergent behavior. Sounds like financial markets to us.

Complex systems are incredibly sensitive to relatively small changes and are best explained by power laws. So what’s a power law? Unlike bell curves, power laws tell us that extreme events are massively more likely than we care to predict. In other words, we see numerous data points in the “tails” of the distribution, giving power laws “fat tails” compared with a normal distribution or bell curve. Power laws in nature are quite frequent. Earthquakes, which are the product of complex systems, follow a power law. Given a certain number of earthquakes, we know that most of them will be relatively harmless but more than a few will be catastrophic. We just never know when and where the next one will hit or at what magnitude.

The existence of power laws means that large changes or events are far more likely to occur than what normal distribution curves would imply. In fact, the extreme events are not that uncommon. If you wonder why we live through so many three standard deviation events, power laws make intuitive sense; that is, we’ve been trying to fit the wrong “normal” paradigm onto a complex system. The probability of Black Monday under a power law distribution is more like 10-5, or a decent chance we’ll experience that type of event every 100 years or so.

Power laws are no secret to venture capitalists (VCs). They know that the majority of their investments are going to amount to nothing, but they also expect that a few are going to make up for all of their disappointment and then some. The best management, the most sophisticated plans or ample funding do not guarantee success. In fact,

Janus Global & International Funds | 53

Janus Global Technology Fund (unaudited)

often the least plausible startups are the ones that break through. Who knew that Facebook would become such a massive success when MySpace seemed to dominate the market? To hedge against the risk of uncertainty, venture capital firms fund a number of companies. Many times several of these companies might even be competing with one another. Furthermore, VCs are not afraid to pull the plug on a company that isn’t working. Companies that adapt and evolve to deliver a strong value proposition to the user while achieving a platform within their field survive to become larger companies.

Although it may be a bit counterintuitive, it’s because of extreme volatility and unpredictability that it’s possible for VCs to lose more than they win but still make out like a bandit. VCs have learned that optionality is far more important than their attempts at predicting the future. We believe this logic holds true in public market investing too, but with one essential caveat.

Investors often talk about conviction. Our definition of conviction does not mean correctly predicting the future (which we believe introduces many cognitive biases and opens the door for potential investment mistakes). It means correctly identifying resilient companies to comprise the body of the portfolio (fewer large position sizes) while opening the portfolio up to as much optionality as possible in the tail (more small position sizes). This allows us to remain indifferent about various paths the future might take while still potentially benefiting from change through optionality.

Both the pace of change in technology and technology’s impact on the world are rising. Therefore, we think it’s increasingly hard to make solid predictions about the future. Informed by our analysis of power laws, we believe the optimal portfolio has been, and will continue to be, a combination of resilience and optionality.

Detractors from Performance

Apple weighed the most on performance during the period. The computer and mobile device maker, the Fund’s largest holding, showed good unit growth and pricing for its products, but higher costs for iPhone 5 weighed on gross margins and its growth rate was slower than expectations. The market remained skeptical the company can continue to grow sales and profits at the same time. We consider the stock’s valuation attractive and like Apple’s growth prospects for its current products and the potential we see for new products, so we added to our position.

VMware, a server virtualization software maker, also declined sharply on reduced guidance, then rebounded somewhat following an investor meeting in which it and EMC, which owns 80% of VMware, announced it would spin out a collection of assets that had been a drag on margins. We believe VMware is one of the best-positioned vendors in enterprise information technology based on the trend toward data center virtualization, which is turning hardware into a commodity, saving money for IT departments. Our fundamental research and survey data continue to point to strong demand for the company’s products. We also added to our VMware position.

Finally, Japan-based online game maker Nexon was also among individual detractors. Similar to other online game makers, Nexon is transitioning to mobile services and has seen its revenue and usage from desktops slow down. Since the company’s games are more immersive than casual games, the company should be able to successfully navigate the transition, in our view.

Contributors to Performance

Among individual contributors, Workday’s shares had strong gains following its initial public offering (IPO) in October. The maker of the cloud-based enterprise resource planning (ERP) software reported in its IPO filings a significant increase in revenue for its six-month period ended on July 31, 2012. We think the company will gain considerable market share as it expands its product offering and customer base. The company is offering a strong alternative to current systems for large companies, in our view.

Electronic connector makers Amphenol and TE Connectivity also aided performance. Both companies benefited from general improvement in technology supply chain stocks during the period. We continue to appreciate the competitive position of both in an inherently good business, in our view. Connectors represent a large market that benefits from electronics pushing deeper into the world without suffering from the types of price declines typically associated with the semiconductor market.

Derivatives

We used puts and calls on individual securities during the period in an attempt to limit the Fund’s decline during market sell-offs. We also used swaps and forward exchange contracts. These positions were a net contributor to relative performance. Over time we expect to use derivatives to take advantage of underlying volatility in the technology sector with the goal of enhancing long-term returns for investors. Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.

Thank you for your investment in Janus Global Technology Fund.

54 | MARCH 31, 2013

(unaudited)

Janus Global Technology Fund At A Glance

5 Top Performers – Holdings

Contribution

Workday, Inc. – Private Placement	1.33%
Amphenol Corp. – Class A	0.77%
TE Connectivity, Ltd. (U.S. Shares)	0.62%
Telefonaktiebolaget L.M. Ericsson – Class B	0.61%
Atmel Corp.	0.55%

5 Bottom Performers – Holdings

Contribution

Apple, Inc.	–3.38%
VMware, Inc. – Class A	–0.27%
Nexon Co., Ltd.	–0.23%
Nintendo Co., Ltd.	–0.17%
Microsoft Corp.	–0.12%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Telecommunication Services	0.44%	1.48%	3.07%
Consumer Discretionary	0.36%	9.75%	11.39%
Energy	0.34%	0.00%	11.11%
Materials	0.09%	0.00%	3.53%
Utilities	0.02%	0.00%	3.45%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	–0.78%	2.97%	15.50%
Health Care	–0.68%	1.45%	12.21%
Industrials	–0.63%	4.58%	10.09%
Other**	–0.45%	4.90%	0.00%
Information Technology	–0.37%	74.87%	18.84%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Global & International Funds | 55

Janus Global Technology Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2013

Apple, Inc. Computers	8.5%
Oracle Corp. Enterprise Software/Services	3.8%
Google, Inc. – Class A Web Portals/Internet Service Providers	3.7%
Microsoft Corp. Applications Software	3.6%
Amphenol Corp. – Class A Electronic Connectors	3.2%

22.8%

Asset Allocation – (% of Net Assets)
As of March 31, 2013

Emerging markets comprised 5.2% of total net assets.

*Includes Securities Sold Short of (0.4)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2013

As of September 30, 2012

56 | MARCH 31, 2013

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2013						per the January 28, 2013 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Global Technology Fund – Class A Shares
NAV	8.68%	6.21%	8.87%	11.05%	5.10%	1.18%
MOP	2.41%	0.11%	7.59%	10.40%	4.67%

Janus Global Technology Fund – Class C Shares
NAV	8.34%	5.47%	8.06%	10.25%	4.34%	1.99%
CDSC	7.34%	4.47%	8.06%	10.25%	4.34%

Janus Global Technology Fund – Class D Shares(1)	8.79%	6.44%	9.05%	11.18%	5.25%	0.94%

Janus Global Technology Fund – Class I Shares	8.81%	6.47%	9.01%	11.16%	5.24%	0.92%

Janus Global Technology Fund – Class S Shares	8.61%	6.13%	8.72%	10.90%	4.96%	1.27%

Janus Global Technology Fund – Class T Shares	8.75%	6.40%	9.01%	11.16%	5.24%	1.02%

S&P 500® Index	10.19%	13.96%	5.81%	8.53%	3.62%

Morgan Stanley Capital International World Information Technology Index	1.34%	–1.01%	5.08%	8.37%	0.70%

Morningstar Quartile – Class T Shares	–	1st	1st	2nd	2nd

Morningstar Ranking – based on total return for Technology Funds	–	35/204	42/197	86/195	42/131

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

Janus Global & International Funds | 57

Janus Global Technology Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives, and short sales. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

This Fund may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Fund also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 31, 1998
(1)	Closed to new investors.

58 | MARCH 31, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12 - 3/31/13)

Class A Shares	$1,000.00	$1,085.70	$5.77	$1,000.00	$1,019.40	$5.59	1.11%

Class C Shares	$1,000.00	$1,082.10	$9.29	$1,000.00	$1,016.01	$9.00	1.79%

Class D Shares	$1,000.00	$1,086.10	$4.78	$1,000.00	$1,020.34	$4.63	0.92%

Class I Shares	$1,000.00	$1,086.40	$4.37	$1,000.00	$1,020.74	$4.23	0.84%

Class S Shares	$1,000.00	$1,084.90	$6.29	$1,000.00	$1,018.90	$6.09	1.21%

Class T Shares	$1,000.00	$1,086.30	$4.94	$1,000.00	$1,020.19	$4.78	0.95%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financials or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Global & International Funds | 59

Janus Global Technology Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares or Contract Amounts		Value

Common Stock – 98.9%
Advertising Services – 0.2%
84,819	Marin Software, Inc.	$1,393,576
Applications Software – 7.3%
202,724	Intuit, Inc.	13,308,831
207,126	Linx S.A.	3,255,569
1,100,341	Microsoft Corp.**	31,480,756
42,745	Model N, Inc.*	847,206
265,695	RealPage, Inc.*	5,502,543
49,364	Red Hat, Inc.*	2,495,844
35,126	Salesforce.com, Inc.*	6,281,583
		63,172,332
Cable/Satellite Television – 0.8%
71,695	Time Warner Cable, Inc.	6,887,022
Commercial Services – 0.7%
523,304	Live Nation Entertainment, Inc.*	6,473,270
Commercial Services – Finance – 2.3%
36,624	MasterCard, Inc. – Class A	19,818,345
Computer Aided Design – 1.9%
206,270	ANSYS, Inc.*	16,794,503
Computer Services – 0.9%
102,701	Cognizant Technology Solutions Corp. – Class A*	7,867,924
Computer Software – 2.3%
260,581	Blackbaud, Inc.	7,721,015
205,527	Cornerstone OnDemand, Inc.*	7,008,471
181,670	SS&C Technologies Holdings, Inc.*	5,446,466
		20,175,952
Computers – 8.5%
165,393	Apple, Inc.**	73,207,904
Computers – Integrated Systems – 0.9%
114,543	Jack Henry & Associates, Inc.	5,293,032
42,460	Teradata Corp.*	2,484,335
		7,777,367
Computers – Memory Devices – 0.6%
221,090	EMC Corp.*	5,281,840
Consulting Services – 1.6%
118,232	Gartner, Inc.*	6,433,003
120,229	Verisk Analytics, Inc. – Class A*	7,409,713
		13,842,716
E-Commerce/Products – 6.8%
72,881	Amazon.com, Inc.*	19,422,058
430,288	eBay, Inc.*,**	23,330,215
62,498	MercadoLibre, Inc.	6,034,807
9,108	Netflix, Inc.*	1,725,146
810,400	Rakuten, Inc.**	8,274,484
		58,786,710
E-Commerce/Services – 3.5%
347,559	Ctrip.com International, Ltd. (ADR)*	7,430,812
75,035	OpenTable, Inc.*	4,725,704
13,796	priceline.com, Inc.*	9,490,682
157,266	Zillow, Inc. – Class A*	8,597,732
		30,244,930
Electronic Components – Miscellaneous – 3.0%
611,347	TE Connectivity, Ltd. (U.S. Shares)	25,633,780
Electronic Components – Semiconductors – 7.6%
78,902	Altera Corp.	2,798,654
587,830	ARM Holdings PLC**	8,224,833
295,842	Freescale Semiconductor, Ltd.*	4,405,087
294,829	International Rectifier Corp.*	6,235,633
317,000	MediaTek, Inc.	3,604,682
119,569	Microchip Technology, Inc.	4,395,357
1,811,939	ON Semiconductor Corp.*	15,002,855
6,380	Samsung Electronics Co., Ltd.	8,661,153
331,506	Xilinx, Inc.	12,653,584
		65,981,838
Electronic Connectors – 3.2%
365,103	Amphenol Corp. – Class A	27,254,939
Electronic Design Automation – 1.2%
721,029	Cadence Design Systems, Inc.*	10,043,934
Electronic Measuring Instruments – 0.8%
5,900	Keyence Corp.**	1,805,355
150,649	National Instruments Corp.	4,933,755
		6,739,110
Electronic Parts Distributors – 0.7%
3,423,000	WPG Holdings, Ltd.	3,880,926
1,861,646	WT Microelectronics Co., Ltd.	2,172,958
		6,053,884
Electronics – Military – 0.9%
302,299	Ultra Electronics Holdings PLC**	7,899,160
Enterprise Software/Services – 8.1%
158,156	Aveva Group PLC**	5,439,736
238,435	Informatica Corp.*	8,218,854
54,591	Microstrategy, Inc. – Class A*	5,518,058
1,026,334	Oracle Corp.**	33,191,642
239,011	PROS Holdings, Inc.*	6,493,929
186,260	Workday, Inc. – Private Placement*,°°,§	10,905,523
		69,767,742
Entertainment Software – 0.5%
429,500	Nexon Co., Ltd.**	4,166,314
Finance – Credit Card – 1.7%
179,542	American Express Co.	12,111,903
66,865	Discover Financial Services	2,998,227
		15,110,130
Industrial Automation and Robotics – 2.0%
114,500	FANUC Corp.**	17,505,897
Instruments – Controls – 0.9%
249,598	Sensata Technologies Holding N.V.*	8,204,286
Internet Applications Software – 0.9%
233,600	Tencent Holdings, Ltd.	7,427,242
Internet Content – Entertainment – 0.7%
363,454	Youku Tudou, Inc. (ADR)*	6,095,124
Internet Content – Information/News – 1.2%
39,981	LinkedIn Corp. – Class A*	7,039,055
158,675	Yelp, Inc.*	3,762,184
		10,801,239
Internet Gambling – 0.8%
3,187,702	Bwin.Party Digital Entertainment PLC**	6,954,211
Internet Infrastructure Software – 0.5%
204,142	TIBCO Software, Inc.*	4,127,751

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

60 | MARCH 31, 2013

Schedule of Investments (unaudited)

As of March 31, 2013

Shares or Contract Amounts		Value

Medical Information Systems – 1.2%
102,552	athenahealth, Inc.*	$9,951,646
Medical Instruments – 0.2%
3,629	Intuitive Surgical, Inc.*,**	1,782,529
Multimedia – 2.2%
407,310	News Corp. – Class A	12,431,101
116,706	Walt Disney Co.	6,628,901
		19,060,002
Networking Products – 1.8%
754,758	Cisco Systems, Inc.	15,781,990
Printing – Commercial – 0.8%
178,052	VistaPrint N.V. (U.S. Shares)*	6,883,490
REIT – Diversified – 0.5%
56,089	American Tower Corp.	4,314,366
Semiconductor Components/Integrated Circuits – 4.6%
2,596,439	Atmel Corp.*	18,071,215
408,454	Cypress Semiconductor Corp.	4,505,248
5,244,000	Taiwan Semiconductor Manufacturing Co., Ltd.	17,538,462
		40,114,925
Software Tools – 2.0%
222,652	VMware, Inc. – Class A*	17,562,790
Telecommunication Equipment – 0.4%
91,146	NICE Systems, Ltd. (ADR)*	3,356,907
Telecommunication Services – 3.1%
565,208	Amdocs, Ltd. (U.S. Shares)**	20,488,790
9,600,500	Tower Bersama Infrastructure Tbk PT	5,978,695
		26,467,485
Television – 1.0%
181,270	CBS Corp. – Class B	8,463,496
Toys – 0.9%
72,360	Nintendo Co., Ltd.**	7,803,379
Transactional Software – 0.9%
137,282	Solera Holdings, Inc.	8,007,659
Web Portals/Internet Service Providers – 3.9%
22,903	Baidu, Inc. (ADR)*	2,008,593
40,290	Google, Inc. – Class A*	31,991,469
		34,000,062
Wireless Equipment – 2.4%
56,207	Crown Castle International Corp.*	3,914,255
1,369,949	Telefonaktiebolaget L.M. Ericsson – Class B	17,076,519
		20,990,774

Total Common Stock (cost $672,991,936)		856,032,472

Purchased Options – Calls – 0%
647	Apple, Inc. expires June 2013 exercise price $550.00	123,104
45	Netflix, Inc. expires September 2013 exercise price $200.00	105,767

Total Purchased Options – Calls (premiums paid $2,194,891)		228,871

Money Market – 1.2%
10,198,275	Janus Cash Liquidity Fund LLC, 0% (cost $10,198,275)	10,198,275

Total Investments (total cost $685,385,102) – 100.1%		866,459,618

Securities Sold Short – (0.4)%
Common Stock Sold Short – (0.4)%
Electronic Components – Semiconductors – (0.4)%
249,234	Imagination Technologies Group PLC*	(1,959,422)
128,639	NVIDIA Corp.	(1,649,152)

Total Securities Sold Short (proceeds $3,292,581)		(3,608,574)

Cash, Receivables and Other Assets, net of Liabilities**– 0.3%		2,476,321

Net Assets – 100%		$865,327,365

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$4,405,087	0.5%
Brazil	3,255,569	0.4%
Cayman Islands	22,961,771	2.6%
Gibraltar	6,954,211	0.8%
Guernsey	20,488,790	2.4%
Indonesia	5,978,695	0.7%
Israel	3,356,907	0.4%
Japan	39,555,429	4.6%
Netherlands	15,087,776	1.7%
South Korea	8,661,153	1.0%
Sweden	17,076,519	2.0%
Switzerland	25,633,780	3.0%
Taiwan	27,197,028	3.1%
United Kingdom	21,563,729	2.5%
United States††	644,283,174	74.3%

Total	$866,459,618	100.0%

††	Includes Cash Equivalents of 1.2%.

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United Kingdom	$(1,959,422)	54.3%
United States	(1,649,152)	45.7%

Total	$(3,608,574)	100.0%

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 61

Janus Global Technology Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
British Pound 4/18/13	945,000	$1,435,508	$(25,974)
Japanese Yen 4/18/13	633,000,000	6,726,221	(150,417)

		8,161,729	(176,391)

HSBC Securities (USA), Inc.:
British Pound 5/2/13	1,280,000	1,944,221	(42,032)
Japanese Yen 5/2/13	959,000,000	10,191,317	(203,610)

		12,135,538	(245,642)

JPMorgan Chase & Co.:
British Pound 4/11/13	1,710,000	2,597,703	(30,651)
Japanese Yen 4/11/13	713,000,000	7,575,919	67,775

		10,173,622	37,124

RBC Capital Markets Corp.: Japanese Yen 5/9/13	548,000,000	5,823,953	(46,349)

Total		$36,294,842	$(431,258)

Schedule of Written Options – Puts	Value

Apple, Inc. (LEAPS) expires January 2014 647 contracts exercise price $400.00	$(1,930,360)
Intuitive Surgical, Inc. expires May 2013 20 contracts exercise price $430.00	(15,264)
Intuitive Surgical, Inc. expires July 2013 22 contracts exercise price $400.00	(21,212)
Netflix, Inc. expires September 2013 45 contracts exercise price $160.00	(68,293)

Total Written Options – Puts (premiums received $1,567,409)	$(2,035,129)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

62 | MARCH 31, 2013

Janus International Equity Fund (unaudited)

Fund Snapshot
We invest in international companies that we believe have a sustainable competitive advantage, high or improving returns on capital and long-term growth. We invest where we believe we have differentiated research, in an effort to deliver superior risk-adjusted results over the long-term.
Julian McManus co-portfolio manager	Guy Scott co-portfolio manager	Carmel Wellso co-portfolio manager

Performance Overview

Janus International Equity Fund’s Class I Shares returned 12.91% over the six-month period ended March 31, 2013. The Fund’s primary benchmark, the MSCI EAFE Index, returned 12.04%, and its secondary benchmark, the MSCI All Country World ex-U.S. Index, returned 9.20% during the period.

Market Environment

Japan led international markets higher during the period on investor optimism over the new government’s plans to help the country’s economy escape deflation, which has been a drag for the past two decades. More recently, the appointment of new leadership for the Bank of Japan is driving a change toward inflationary expectations, which we saw in rents starting to rise. A dramatically weaker yen relative to the dollar was another by-product of the policy changes.

In Europe, while the overall economy continued to look very weak with Southern Europe muddling along, Northern Europe did better with pockets of growth in certain countries. Meanwhile, China’s gross domestic product (GDP) growth rate continued to recover following the completion of its leadership transition last year. We think as Europe’s economy recovers, China will see ongoing strength along with the new administration’s aim of driving economic growth.

Emerging markets significantly underperformed developed markets due in part to ongoing political confusion in India and concerns over inflation in India and China. We viewed the weak developing markets’ performance as an indication of issues related to specific countries rather than as broader issues impacting emerging market equities generally.

Performance Discussion

Among individual contributors, Canadian Pacific Railway benefited after its management gave strong guidance for 2013. We think Canadian Pacific should benefit from increasing rail shipments in crude oil, potash and grains, and it should gain in both pricing and volumes as it upgrades its service. We like that the company operates in an industry that has significant barriers to entry. We believe a new management team will improve the railroad company’s culture, operational performance and capital allocation decisions. We expect that team to take an underperforming asset in an attractive industry and make it one of the best performing assets within that industry.

Japanese real estate firm Mitsubishi Estate, another top contributor, saw its share price rise based on clear expectations for reflation, particularly of asset prices, in the country’s economy. As a prime landowner in Central Tokyo, the company is well positioned to benefit from the new government’s pro-growth actions, in our view. We’re also seeing indications of higher rents in Tokyo.

Additionally, Prudential, a U.K. insurer, benefited from strong earnings results driven by sales growth and margin expansion outperformance in Asia, a sizable hike in its dividend and exceptional cash flow generation. We like Prudential for its potential to grow its insurance business in Asia, an underpenetrated region for life insurance. We also believe the company has a strong multichannel distribution network, and strong management in each of the regions it operates.

Our energy holdings – led lower by Petrofac, OGX Petroleo e Gas Participacoes and AMEC – weighed the most on relative performance.

Petrofac, a U.K. engineering and consulting firm that focuses on energy infrastructure projects, saw its shares decline after a competitor issued a significant profit warning, highlighting the riskiness of the industry in which profit margins are generally unknown until projects are completed. We consider Petrofac the highest quality company in its industry and believe it will benefit from a significant increase in new orders this year. Additionally, the company’s integrated services division is another potential avenue for growth.

Janus Global & International Funds | 63

Janus International Equity Fund (unaudited)

OGX, a Brazilian exploration and production company, suffered from slower-than-expected well flow rates than it had projected earlier in 2012. With management credibility remaining an issue for the stock, we sold our position.

AMEC, a U.K. engineering services firm with exposure to oil and gas development, also declined after the company said its order book was unlikely to change this year. We decided to sell our position to invest in other areas that we felt offered better risk/reward profiles.

Outlook

We believe Japan’s government will be successful in new initiatives to introduce inflation and is changing the market’s expectations for economic growth. While we continue to remain underweight the country, the weighting gap has come down since Japan has been the biggest source for new investment ideas.

Europe, we think, is going to be in a structurally low-growth environment for years as the region goes through bank deleveraging, household deleveraging and adverse demographic trends. However, the benefits of corporate restructuring we’ve seen could surprise on the upside and eventually lead to a real recovery in GDP growth. Many of our European industrial holdings are currently undergoing restructurings that we believe will result in significant improvement in returns on invested capital. For example, European auto companies are realizing for the first time that the governments are not in a position to help them and that the only way that they’re going to fix their problems is through internal restructuring measures. We’re starting to see auto companies talk to the unions about big changes.

Conversely, we think European Union (EU) financials will continue to struggle in the uncertain macro environment. The controversial bailout for Cyprus is a short-term challenge, while the creation of the European banking union and the German elections this fall will continue to be an overhang; therefore, we are underweight EU financials. After the German elections, we expect the market could strengthen.

In Asia, we continue to focus our financial investments in insurers and a number of small stakes in banks that offer an attractive combination of healthy balance sheets, strong lending niches and stable macro outlooks for the sectors to which they are exposed.

Thank you for your investment in Janus International Equity Fund.

64 | MARCH 31, 2013

(unaudited)

Janus International Equity Fund At A Glance

5 Top Performers – Holdings

Contribution

Canadian Pacific Railway, Ltd.	1.08%
Mitsubishi Estate Co., Ltd.	0.94%
Prudential PLC	0.85%
ARM Holdings PLC	0.80%
Reckitt Benckiser Group PLC	0.77%

5 Bottom Performers – Holdings

Contribution

Petrofac, Ltd.	–0.30%
OGX Petroleo e Gas Participacoes S.A.	–0.25%
AMEC PLC	–0.22%
Tullow Oil PLC	–0.20%
Koninklijke Vopak N.V.	–0.19%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Information Technology	1.02%	12.20%	4.31%
Telecommunication Services	0.60%	0.00%	4.98%
Utilities	0.48%	0.00%	3.80%
Consumer Discretionary	0.46%	12.78%	10.57%
Financials	0.43%	25.15%	24.62%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Energy	–0.93%	6.96%	7.76%
Industrials	–0.72%	14.87%	12.50%
Health Care	–0.30%	6.68%	10.02%
Other**	–0.26%	2.04%	0.00%
Materials	0.20%	6.77%	9.57%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Global & International Funds | 65

Janus International Equity Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2013

AIA Group, Ltd. Life and Health Insurance	3.8%
FANUC Corp. Industrial Automation and Robotics	3.0%
Reckitt Benckiser Group PLC Soap and Cleaning Preparations	3.0%
Taiwan Semiconductor Manufacturing Co., Ltd. Semiconductor Components/Integrated Circuits	2.8%
Canadian Pacific Railway, Ltd. Transportation – Railroad	2.7%

15.3%

Asset Allocation – (% of Net Assets)
As of March 31, 2013

Emerging markets comprised 12.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2013

As of September 30, 2012

66 | MARCH 31, 2013

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2013					per the January 28, 2013 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus International Equity Fund – Class A Shares
NAV	12.69%	8.40%	0.77%	3.81%	1.32%	1.32%
MOP	6.18%	2.19%	–0.42%	2.84%

Janus International Equity Fund – Class C Shares
NAV	12.19%	7.43%	–0.03%	2.92%	2.14%	2.14%
CDSC	11.19%	6.43%	–0.03%	2.92%

Janus International Equity Fund – Class D Shares(1)	12.84%	8.43%	1.01%	4.00%	1.27%	1.27%

Janus International Equity Fund – Class I Shares	12.91%	8.70%	1.11%	4.08%	0.99%	0.99%

Janus International Equity Fund – Class N Shares	12.94%	8.70%	1.11%	4.08%	0.95%	0.95%

Janus International Equity Fund – Class R Shares	12.49%	7.97%	0.35%	3.28%	1.69%	1.69%

Janus International Equity Fund – Class S Shares**	12.62%	8.17%	1.20%	4.05%	1.45%	1.45%

Janus International Equity Fund – Class T Shares	12.87%	8.53%	0.93%	3.91%	1.20%	1.20%

Morgan Stanley Capital International EAFE® Index	12.04%	11.25%	–0.89%	0.30%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	9.20%	8.36%	–0.39%	1.42%

Morningstar Quartile – Class I Shares	–	3rd	1st	1st

Morningstar Ranking – based on total return for Foreign Large Blend Funds	–	477/802	86/702	19/615

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Global & International Funds | 67

Janus International Equity Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2014.

The expense ratios for Class N Shares are estimated.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectuses or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of each respective share class of the predecessor fund, calculated using the fees and expenses of each respective share class net of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s and predecessor fund’s Class I Shares, calculated using the fees and expenses of Class D Shares without the effect of any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund and predecessor fund.

Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

68 | MARCH 31, 2013

(unaudited)

*	The predecessor Fund’s inception date — November 28, 2006
**	Total return reflects non-recurring income. This resulted in an increase to the total return of 12.07% for the six-month period ended March 31, 2013, 7.64% for the one-year period ended March 31, 2013, 1.10% for the five-year period ended March 31, 2013, and 3.97% for the since inception period ended March 31, 2013.
(1)	Closed to new investors.

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12 - 3/31/13)

Class A Shares	$1,000.00	$1,126.90	$6.84	$1,000.00	$1,018.50	$6.49	1.29%

Class C Shares	$1,000.00	$1,121.90	$11.22	$1,000.00	$1,014.36	$10.65	2.12%

Class D Shares	$1,000.00	$1,128.40	$5.94	$1,000.00	$1,019.35	$5.64	1.12%

Class I Shares	$1,000.00	$1,129.10	$5.20	$1,000.00	$1,020.05	$4.94	0.98%

Class N Shares	$1,000.00	$1,129.40	$4.88	$1,000.00	$1,020.34	$4.63	0.92%

Class R Shares	$1,000.00	$1,124.90	$8.85	$1,000.00	$1,016.60	$8.40	1.67%

Class S Shares	$1,000.00	$1,126.20	$7.47	$1,000.00	$1,017.90	$7.09	1.41%

Class T Shares	$1,000.00	$1,128.70	$6.10	$1,000.00	$1,019.20	$5.79	1.15%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financials or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Global & International Funds | 69

Janus International Equity Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares		Value

Common Stock – 97.8%
Advertising Agencies – 1.7%
273,985	WPP PLC	$4,366,345
Agricultural Chemicals – 1.6%
99,176	Potash Corp. of Saskatchewan, Inc.	3,896,340
Apparel Manufacturers – 1.2%
295,300	Prada SpA	3,005,385
Automotive – Cars and Light Trucks – 3.9%
829,000	Isuzu Motors, Ltd.	4,994,082
77,291	Renault S.A.	4,841,770
		9,835,852
Beverages – Wine and Spirits – 2.0%
39,624	Pernod-Ricard S.A.	4,936,939
Brewery – 1.9%
91,776	SABMiller PLC	4,829,729
Cable/Satellite Television – 1.4%
38,219	Kabel Deutschland Holding A.G.	3,525,978
Chemicals – Diversified – 1.8%
72,833	LyondellBasell Industries N.V. – Class A	4,609,601
Commercial Banks – 7.6%
434,481	Banco Bilbao Vizcaya Argentaria S.A.	3,766,159
288,400	Banco do Brasil S.A.	3,919,099
436,300	Bangkok Bank PCL (NVDR)	3,309,142
14,078	Bank Zachodni WBK S.A.	1,090,546
66,280	ICICI Bank, Ltd.	1,274,742
111,673	Standard Chartered PLC	2,890,055
254,687	Turkiye Halk Bankasi A/S	2,724,264
		18,974,007
Consumer Products – Miscellaneous – 1.2%
1,173,300	Samsonite International S.A.	2,932,381
Cosmetics and Toiletries – 0.6%
15,665	Beiersdorf A.G.	1,446,414
Diversified Banking Institutions – 3.0%
41,987	BNP Paribas S.A.	2,154,753
287,391	HSBC Holdings PLC	3,067,151
68,936	Societe Generale S.A.	2,264,557
		7,486,461
Diversified Financial Services – 0.6%
462,087	Power Finance Corp., Ltd.	1,536,464
E-Commerce/Products – 2.1%
508,900	Rakuten, Inc.	5,196,057
E-Commerce/Services – 0.7%
84,691	Ctrip.com International, Ltd. (ADR)*	1,810,694
Electronic Components – Semiconductors – 3.2%
347,550	ARM Holdings PLC	4,862,870
2,268	Samsung Electronics Co., Ltd.	3,078,918
		7,941,788
Electronic Measuring Instruments – 1.9%
15,700	Keyence Corp.	4,804,080
Finance – Other Services – 1.2%
32,100	Japan Exchange Group, Inc.	2,973,991
Food – Miscellaneous/Diversified – 2.2%
133,007	Unilever N.V.	5,447,557
Industrial Automation and Robotics – 3.0%
50,100	FANUC Corp.	7,659,785
Internet Content – Entertainment – 0.6%
94,865	Youku Tudou, Inc. (ADR)*	1,590,886
Investment Management and Advisory Services – 1.1%
159,500	Grupo BTG Pactual	2,677,547
Life and Health Insurance – 7.2%
2,136,200	AIA Group, Ltd.	9,356,866
360,670	ING Groep N.V.*	2,559,605
374,966	Prudential PLC	6,066,766
		17,983,237
Machinery – General Industrial – 2.3%
166,884	Hexagon A.B. – Class B	4,547,283
65,700	Nabtesco Corp.	1,341,642
		5,888,925
Machinery – Pumps – 1.3%
93,973	Weir Group PLC	3,230,750
Medical – Drugs – 4.5%
47,953	Novartis A.G.	3,408,251
17,544	Novo Nordisk A/S – Class B	2,854,036
164,772	Shire PLC	5,016,454
		11,278,741
Medical – Wholesale Drug Distributors – 2.0%
432,608	Meda A.B. – Class A	5,130,172
Medical Instruments – 1.0%
164,353	Elekta A.B. – Class B	2,496,504
Metal – Diversified – 1.3%
67,118	Rio Tinto PLC	3,145,646
Oil – Field Services – 1.3%
155,423	Petrofac, Ltd.	3,383,586
Oil Companies – Exploration and Production – 2.3%
108,082	Canadian Natural Resources, Ltd.	3,466,159
126,401	Tullow Oil PLC	2,363,874
		5,830,033
Real Estate Management/Services – 2.0%
182,000	Mitsubishi Estate Co., Ltd.	5,126,243
Real Estate Operating/Development – 2.3%
1,550,997	Hang Lung Properties, Ltd.	5,794,534
REIT – Diversified – 0.5%
414,100	Fibra Uno Administracion S.A. de C.V.	1,366,484
Retail – Drug Store – 0.5%
38,200	Sugi Holdings Co., Ltd.	1,361,677
Retail – Jewelry – 2.0%
48,482	Cie Financiere Richemont S.A.	3,806,016
520,224	PC Jeweller, Ltd.	1,094,629
		4,900,645
Semiconductor Components/Integrated Circuits – 2.8%
2,074,000	Taiwan Semiconductor Manufacturing Co., Ltd.	6,936,455
Soap and Cleaning Preparations – 3.0%
104,708	Reckitt Benckiser Group PLC	7,505,049
Steel – Producers – 2.0%
241,898	ThyssenKrupp A.G.	4,918,819

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

70 | MARCH 31, 2013

Schedule of Investments (unaudited)

As of March 31, 2013

Shares		Value

Steel Pipe and Tube – 0.7%
34,708	Vallourec S.A.	$1,668,205
Tobacco – 3.6%
551,659	ITC, Ltd.	3,141,243
188,200	Japan Tobacco, Inc.	6,008,723
		9,149,966
Transportation – Marine – 2.2%
721	A.P. Moeller – Maersk A/S – Class B	5,636,972
Transportation – Railroad – 2.7%
51,815	Canadian Pacific Railway, Ltd.	6,762,072
Transportation – Services – 3.4%
41,225	Koninklijke Vopak N.V.	2,484,987
55,072	Kuehne + Nagel International A.G.	6,006,272
		8,491,259
Wireless Equipment – 2.4%
488,316	Telefonaktiebolaget L.M. Ericsson – Class B	6,086,896

Total Common Stock (cost $208,957,858)		245,557,151

Money Market – 13.9%
34,876,000	Janus Cash Liquidity Fund LLC, 0% (cost $34,876,000)	34,876,000

Total Investments (total cost $243,833,858) – 111.7%		280,433,151

Liabilities, net of Cash, Receivables and Other Assets– (11.7)%		(29,468,109)

Net Assets – 100%		$250,965,042

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Brazil	$6,596,646	2.4%
Canada	14,124,571	5.0%
Cayman Islands	3,401,580	1.2%
Denmark	8,491,008	3.0%
France	15,866,224	5.7%
Germany	9,891,211	3.5%
Hong Kong	15,151,400	5.4%
India	7,047,078	2.5%
Italy	3,005,385	1.1%
Japan	39,466,280	14.1%
Jersey	12,766,385	4.6%
Luxembourg	2,932,381	1.0%
Mexico	1,366,484	0.5%
Netherlands	15,101,750	5.4%
Poland	1,090,546	0.4%
South Korea	3,078,918	1.1%
Spain	3,766,159	1.3%
Sweden	18,260,855	6.5%
Switzerland	13,220,539	4.7%
Taiwan	6,936,455	2.5%
Thailand	3,309,142	1.2%
Turkey	2,724,264	1.0%
United Kingdom	37,961,890	13.5%
United States††	34,876,000	12.4%

Total	$280,433,151	100.0%

††	Includes all Cash Equivalents.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 71

Janus Overseas Fund (unaudited)

Fund Snapshot
I believe that company fundamentals drive share prices over the long-term. I use fundamental research to make high-conviction, long-term investments in the most compelling international growth companies regardless of geography.
Brent Lynn portfolio manager

Performance

Janus Overseas Fund’s Class T Shares returned 6.85% over the six-month period ended March 31, 2013. The Fund’s primary benchmark, the MSCI All Country World ex-U.S. Index, returned 9.20%, and its secondary benchmark, the MSCI EAFE Index, returned 12.04% during the period.

Economic Update

Europe, which has been relatively stable since the European Central Bank’s key commitment in early September to support sovereign debt markets, encountered new uncertainty following inconclusive elections in Italy and a funding crisis in Cyprus. We viewed these as short-term setbacks, rather than as threats to a euro zone breakup. While Europe’s economy remained quite challenged, the U.S. performed reasonably well, led by a strengthening housing market. The U.S., however, continued to suffer from political indecision over its fiscal future.

Japan, meanwhile, showed positive developments following the December election of a new prime minister, who is leading the country to adopt more aggressive monetary policy and potentially substantive economic reforms. We also saw positive initial developments in key emerging markets, India and Brazil. India’s government has begun to move forward with reforms after a lengthy period of action. In Brazil, there were signs the government has begun to pull back from certain interventionist policies that have been detrimental to investment.

Portfolio Positioning

While always opportunistic, Janus Overseas Fund took a particularly contrarian approach over the past few years. I added significant investments in depressed financials, cyclicals and emerging market stocks. This approach achieved some success in prior years, but in the 2011-13 environment of investor risk aversion, contrarian investing clearly has not worked.

I am optimistic about the investment climate. In Europe, the European Central Bank (ECB) and national leaders are attempting to address sovereign balance sheet problems with a much broader approach than before. The ECB is creating a framework to support the sovereign debt markets of troubled countries, such as Spain and Italy, under the condition that those countries restructure their economies and government finances. This framework certainly does not solve Europe’s problems, but it can give troubled countries the time to make painful but necessary adjustments. In the U.S. post-election environment, there remains the possibility of some progress in terms of addressing fiscal problems. In China, with the leadership transition now completed, I expect to see a gradual resumption of the reform process, perhaps further government stimulus, and an acceleration of private and public sector investment.

My optimism about the medium- and long-term potential for Janus Overseas Fund, however, is not based on the macro environment. It is based on the potential I see in our individual holdings. I have met with many of our top companies over past months and our analyst team has met with them even more frequently, as well as with their competitors and customers. I believe that the underlying health of the businesses and the long-term prospects are much better than their stock prices imply. Many of our companies are cyclical, with revenues and cash flows sensitive to the global macro environment, but these businesses are not vaporizing. In most cases, their competitive advantages are increasing, they are still generating significant cash flows and I believe the long-term prospects remain attractive. I can’t predict when the market’s risk appetite will return and when investors will consider these long-term factors, but I am convinced that eventually stock market valuations will begin to reflect the business values I see in our companies.

My strategy is to concentrate the Fund in our highest conviction ideas. During the period, I maintained large positions in some of our favorite international companies such as Li & Fung, a global leader in sourcing logistics for retailers; Reliance Industries, a leading Indian energy

72 | MARCH 31, 2013

(unaudited)

conglomerate; BBVA, a leading bank in Spain and Latin America; Petroleo Brasileiro (Petrobras), one of the world’s fastest growing large oil companies; and Nintendo, one of the world’s leading games companies. Periods of emerging market underperformance led me to further increase the Fund’s overall weight in emerging markets during the period. I decreased our exposure to U.S. stocks when we sold Ford.

Detractors from Performance

Petrobras weighed the most on performance. The stock suffered as a result of market concerns about the company’s cash flow outlook. The Brazilian government has delayed raising domestic refined product prices to global levels, which made it more difficult for Petrobras to fund its huge capital expenditures program for developing its significant offshore reserves. I continue to believe that Petrobras has one of the most exciting production outlooks of any large energy company globally and a management team that is very focused on hitting targets and improving efficiency.

Li & Fung, the Fund’s largest holding, also weighed on performance. The Hong Kong-based retail outsourcing logistics provider announced earnings would be well below market expectations largely due to disappointing results from its U.S. distribution business. We believe its distribution division will be profitable longer-term following brand restructuring, management changes and cost cutting. Meanwhile, the company’s dominant core sourcing business remains strong and growing. I believe that the company has exciting growth opportunities from its Wal-Mart joint venture, from its U.S. distribution business and from Asia.

Additionally, OGX, a Brazilian exploration and production company, suffered from exploration setbacks and disappointing flow rates from some of its producing wells.

Contributors to Performance

Relative contributors were again led by Delta Air Lines and United Continental Holdings. Airlines in general continued to record strong operating results as the industry maintained capacity discipline during the period. Consolidation, the latest being the proposed American Airlines merger with U.S. Airways, has also aided the industry. Delta has indicated the possibility of returning cash to shareholders while United has mostly overcome operational issues it encountered as part of its merger with Continental last year.

Melco International Development, an operator of gaming operations in Macau, China, also aided performance. We think Melco will continue to benefit from strong gaming and tourism trends in China.

Derivatives

In aggregate, derivatives added to performance during the period. In addition to a currency hedge on the Japanese yen, the Fund also selectively utilized swaps during the period. Reasons for using these instruments included hedging downside risks, achieving market access and establishing positions more quickly. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Outlook

While the global economy is not very buoyant, I believe that the macro backdrop for stocks is reasonable. I continue to take a long-term view for the Fund and believe that many of our holdings are well positioned to benefit from a less-risk-averse market environment that is more focused on valuation and long-term growth.

As some of the industries and sectors in the Fund performed well during the quarter, particularly airlines and European financials, I took profits and redeployed into what I consider more attractive investment opportunities.

Thank you for your continued investment in Janus Overseas Fund.

Janus Global & International Funds | 73

Janus Overseas Fund (unaudited)

Janus Overseas Fund At A Glance

5 Top Performers – Holdings

Contribution

Delta Air Lines, Inc.	3.16%
United Continental Holdings, Inc.	2.70%
Melco International Development, Ltd.	1.03%
Banco Bilbao Vizcaya Argentaria S.A.	1.01%
ARM Holdings PLC	0.91%

5 Bottom Performers – Holdings

Contribution

Petroleo Brasileiro S.A. (ADR)	–2.06%
Li & Fung, Ltd.	–0.99%
OGX Petroleo e Gas Participacoes S.A.	–0.93%
MRV Engenharia e Participacoes S.A.	–0.78%
Reliance Industries, Ltd.	–0.75%

5 Top Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Industrials	4.48%	14.64%	10.59%
Materials	0.67%	3.96%	10.72%
Telecommunication Services	0.52%	0.05%	5.48%
Utilities	0.14%	0.44%	3.51%
Other**	–0.21%	1.32%	0.00%

5 Bottom Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Energy	–4.75%	20.16%	10.35%
Consumer Discretionary	–2.54%	18.17%	9.42%
Financials	–1.59%	25.70%	25.83%
Information Technology	–1.44%	10.61%	6.32%
Consumer Staples	–1.05%	2.03%	10.45%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

74 | MARCH 31, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2013

Li & Fung, Ltd. Distribution/Wholesale	7.8%
Reliance Industries, Ltd. Oil Refining and Marketing	6.5%
Petroleo Brasileiro S.A. (ADR) Oil Companies – Integrated	5.8%
Nintendo Co., Ltd. Toys	5.0%
Delta Air Lines, Inc. Airlines	4.9%

30.0%

Asset Allocation – (% of Net Assets)
As of March 31, 2013

Emerging markets comprised 31.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2013

As of September 30, 2012

Janus Global & International Funds | 75

Janus Overseas Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2013						per the January 28, 2013 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Overseas Fund – Class A Shares
NAV	6.71%	–8.29%	–4.24%	12.72%	9.61%	0.99%	0.99%
MOP	0.58%	–13.56%	–5.37%	12.05%	9.27%

Janus Overseas Fund – Class C Shares
NAV	6.29%	–8.99%	–4.91%	11.91%	8.88%	1.75%	1.75%
CDSC	5.29%	–9.88%	–4.91%	11.91%	8.88%

Janus Overseas Fund – Class D Shares(1)	6.88%	–7.92%	–4.04%	12.90%	9.74%	0.64%	0.64%

Janus Overseas Fund – Class I Shares	6.93%	–7.89%	–4.10%	12.86%	9.72%	0.63%	0.63%

Janus Overseas Fund – Class N Shares	7.00%	–8.01%	–4.10%	12.86%	9.72%	0.49%	0.49%

Janus Overseas Fund – Class R Shares	6.57%	–8.46%	–4.56%	12.28%	9.21%	1.25%	1.25%

Janus Overseas Fund – Class S Shares	6.71%	–8.23%	–4.33%	12.56%	9.46%	1.01%	1.01%

Janus Overseas Fund – Class T Shares	6.85%	–8.01%	–4.10%	12.86%	9.72%	0.76%	0.76%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	9.20%	8.36%	–0.39%	10.93%	N/A**

Morgan Stanley Capital International EAFE® Index	12.04%	11.25%	–0.89%	9.69%	4.73%

Morningstar Quartile – Class T Shares	–	4th	4th	1st	1st

Morningstar Ranking – based on total return for Foreign Large Growth Funds	–	256/261	212/217	22/165	6/71

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

76 | MARCH 31, 2013

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2014.

The expense ratios for Class N Shares are estimated.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s prospectuses or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Janus Overseas Fund held approximately 9.8% and 17.0% of its investments in Brazilian and Indian securities, respectively, as of March 31, 2013, and the Fund may have experienced significant gains or losses due, in part, to its investments in Brazil and India. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil and India.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – May 2, 1994
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Fund’s inception date.
(1)	Closed to new investors.

Janus Global & International Funds | 77

Janus Overseas Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12 - 3/31/13)

Class A Shares	$1,000.00	$1,068.10	$4.85	$1,000.00	$1,020.24	$4.73	0.94%

Class C Shares	$1,000.00	$1,063.90	$8.80	$1,000.00	$1,016.40	$8.60	1.71%

Class D Shares	$1,000.00	$1,069.80	$3.10	$1,000.00	$1,021.94	$3.02	0.60%

Class I Shares	$1,000.00	$1,069.90	$2.99	$1,000.00	$1,022.04	$2.92	0.58%

Class N Shares	$1,000.00	$1,071.00	$2.07	$1,000.00	$1,022.94	$2.02	0.40%

Class R Shares	$1,000.00	$1,066.70	$6.13	$1,000.00	$1,019.00	$5.99	1.19%

Class S Shares	$1,000.00	$1,068.10	$4.80	$1,000.00	$1,020.29	$4.68	0.93%

Class T Shares	$1,000.00	$1,069.40	$3.46	$1,000.00	$1,021.59	$3.38	0.67%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financials or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

78 | MARCH 31, 2013

Janus Overseas Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares		Value

Common Stock – 98.6%
Agricultural Operations – 0.1%
188,481,502	Chaoda Modern Agriculture Holdings, Ltd.ß,°°,£	$7,284,497
Airlines – 9.6%
16,796,424	Delta Air Lines, Inc.*,**	277,308,960
8,257,922	United Continental Holdings, Inc.*,**	264,336,083
		541,645,043
Apparel Manufacturers – 0.5%
1,453,674	Burberry Group PLC	29,349,975
Automotive – Cars and Light Trucks – 2.3%
2,066,976	Renault S.A.	129,482,386
Building – Residential and Commercial – 1.8%
24,425,300	MRV Engenharia e Participacoes S.A.£	101,449,637
Building and Construction Products – Miscellaneous – 0.6%
354,518,000	Paul Y Engineering Group, Ltd.£	34,253,829
Commercial Banks – 6.9%
24,757,583	Banco Bilbao Vizcaya Argentaria S.A.	214,603,163
4,584,729	Punjab National Bank	60,564,485
1,620,574	State Bank of India	61,809,638
4,988,316	Turkiye Halk Bankasi A/S	53,357,609
		390,334,895
Distribution/Wholesale – 9.5%
26,061,085	Adani Enterprises, Ltd.	96,964,788
318,336,180	Li & Fung, Ltd.	438,812,868
		535,777,656
Diversified Banking Institutions – 4.2%
1,065,597	BNP Paribas S.A.	54,685,923
3,365,098	Deutsche Bank A.G.	131,181,932
1,569,757	Societe Generale S.A.	51,566,722
		237,434,577
Diversified Operations – 2.1%
60,408,535	Melco International Development, Ltd.	104,594,091
1,219,723	Orascom Development Holding A.G.	14,137,990
		118,732,081
Diversified Operations – Commercial Services – 3.0%
86,536,133	John Keells Holdings PLC£	168,701,064
E-Commerce/Products – 0.8%
4,630,400	Rakuten, Inc.**	47,278,096
E-Commerce/Services – 1.2%
3,070,115	Ctrip.com International, Ltd. (ADR)*	65,639,059
Electric Products – Miscellaneous – 1.1%
5,197,120	Havells India, Ltd.	61,567,869
Electronic Components – Semiconductors – 2.6%
10,506,401	ARM Holdings PLC	147,004,061
Entertainment Software – 1.5%
8,840,400	Nexon Co., Ltd.**	85,755,261
Finance – Mortgage Loan Banker – 0.6%
2,141,113	Housing Development Finance Corp.	32,553,034
Finance – Other Services – 1.3%
816,500	Japan Exchange Group, Inc.**	75,646,834
Food – Meat Products – 0.6%
10,126,500	JBS S.A.	34,089,208
Food – Retail – 1.0%
3,506,411	X5 Retail Group N.V. (GDR)	58,907,705
Hotels and Motels – 2.4%
68,405,165	Shangri-La Asia, Ltd.	133,949,797
Independent Power Producer – 0.4%
28,209,649	Adani Power, Ltd.*	21,100,786
Internet Content – Entertainment – 1.7%
5,762,278	Youku Tudou, Inc. (ADR)*,£	96,633,402
Medical – Drugs – 4.8%
29,863,830	Genomma Lab Internacional S.A.B. de C.V. – Class B*	73,058,030
3,074,338	Jazz Pharmaceuticals PLC*,£	171,886,237
1,780,895	Strides Arcolab, Ltd.	28,575,590
		273,519,857
Metal – Diversified – 0.5%
4,066,570	Turquoise Hill Resources, Ltd.*	25,906,566
Metal – Iron – 2.2%
30,101,704	Fortescue Metals Group, Ltd.	123,451,108
Oil and Gas Drilling – 0.7%
7,124,781	Karoon Gas Australia, Ltd.*	37,970,749
Oil Companies – Exploration and Production – 5.6%
6,206,270	Cobalt International Energy, Inc.*,**	175,016,814
6,940,000	HRT Participacoes em Petroleo S.A.*	11,440,693
3,380,048	Niko Resources, Ltd.*,£	21,266,746
25,533,909	OGX Petroleo e Gas Participacoes S.A.*	29,199,668
11,484,617	Ophir Energy PLC*	80,799,194
		317,723,115
Oil Companies – Integrated – 7.4%
4,212,334	Pacific Rubiales Energy Corp.	88,925,208
19,863,976	Petroleo Brasileiro S.A. (ADR)**	329,146,082
		418,071,290
Oil Refining and Marketing – 6.5%
26,062,270	Reliance Industries, Ltd.	370,660,198
Property and Casualty Insurance – 1.1%
10,616,336	Reliance Capital, Ltd.	61,086,177
Real Estate Operating/Development – 6.7%
7,178,462	China Overseas Land & Investment, Ltd.	19,790,408
33,694,605	DLF, Ltd.	145,517,045
433,656,268	Evergrande Real Estate Group, Ltd.	174,863,651
26,506,160	PDG Realty S.A. Empreendimentos e Participacoes	40,808,989
		380,980,093
Steel – Producers – 1.4%
3,792,230	ThyssenKrupp A.G.	77,112,225
Sugar – 0.1%
24,427,355	Bajaj Hindusthan, Ltd.£	8,517,773
1,149,300	Bajaj Hindusthan, Ltd. (GDR)	400,761
		8,918,534
Toys – 5.0%
2,602,300	Nintendo Co., Ltd.**	280,634,775

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 79

Janus Overseas Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares		Value

Wireless Equipment – 0.8%
3,451,375	Telefonaktiebolaget L.M. Ericsson – Class B	$43,021,653

Total Investments (total cost $6,523,032,589) – 98.6%		5,573,627,092

Cash, Receivables and Other Assets, net of Liabilities**– 1.4%		79,372,445

Net Assets – 100%		$5,652,999,537

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$161,421,857	2.9%
Bermuda	607,016,494	10.9%
Brazil	546,134,277	9.8%
Canada	136,098,520	2.4%
Cayman Islands	344,420,609	6.2%
France	235,735,031	4.2%
Germany	208,294,157	3.7%
Hong Kong	124,384,499	2.2%
India	949,318,144	17.0%
Ireland	171,886,237	3.1%
Japan	489,314,966	8.8%
Mexico	73,058,030	1.3%
Netherlands	58,907,705	1.1%
Spain	214,603,163	3.8%
Sri Lanka	168,701,064	3.0%
Sweden	43,021,653	0.8%
Switzerland	14,137,990	0.3%
Turkey	53,357,609	1.0%
United Kingdom	257,153,230	4.6%
United States	716,661,857	12.9%

Total	$5,573,627,092	100.0%

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: Japanese Yen 4/18/13	15,650,000,000	$166,295,975	$(3,718,841)

HSBC Securities (USA), Inc.: Japanese Yen 5/2/13	17,050,000,000	181,190,774	(3,870,262)

JPMorgan Chase & Co.: Japanese Yen 4/11/13	16,700,000,000	177,444,397	1,751,106

RBC Capital Markets Corp.: Japanese Yen 5/9/13	16,300,000,000	173,230,724	(1,378,622)

Total		$698,161,870	$(7,216,619)

Total Return Swaps outstanding at March 31, 2013

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Credit Suisse International	$52,192,363	1 month USD LIBOR plus 75 basis points	Moscow Exchange MICEX	9/15/14	$(7,021,841)
Morgan Stanley & Co. International PLC	28,828,406,107 JPY	1 day JPY LIBOR plus 50 basis points	Custom Japanese Basket	12/30/14	(13,363,286)
Morgan Stanley & Co. International PLC	$132,362,130	1 month USD LIBOR plus 85 basis points	Sberbank	1/20/15	(13,680,240)
UBS A.G.	136,851,454	1 month USD LIBOR plus 85 basis points	Sberbank	8/16/13	(9,342,448)

Total					$(43,407,815)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

80 | MARCH 31, 2013

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Janus Global & International Funds | 81

Statements of Assets and Liabilities

								Janus
As of March 31, 2013 (unaudited)		Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	Janus International	Overseas
(all numbers in thousands except net asset value per share)	Janus Asia Equity Fund	Markets Fund	Life Sciences Fund	Research Fund(1)	Select Fund	Technology Fund	Equity Fund	Fund

Assets:
Investments at cost	$14,857	$26,376	$699,188	$2,186,945	$1,851,385	$685,385	$243,834	$6,523,033
Unaffiliated investments at value	$14,943	$26,568	$968,760	$2,433,031	$2,169,828	$856,261	$245,557	$4,993,418
Affiliated investments at value	–	–	11,432	–	–	10,198	34,876	580,209
Cash	–	8,127	4,444	–	15,550	193	–	–
Cash denominated in foreign currency(2)	–	77	–	7,515	127	–	1,442	946
Restricted cash (Note 1)	411	1,654	–	–	10,960	2,263	1,096	163,560
Deposits with broker for short sales	–	–	–	–	–	3,293	–	–
Receivables:
Investments sold	394	73	2,464	116,421	4,244	–	864	82,422
Closed foreign currency contracts	–	–	–	928	–	–	–	–
Fund shares sold	24	1	871	311	112	187	239	3,732
Dividends	28	46	474	2,499	2,104	427	596	3,206
Foreign dividend tax reclaim	–	–	371	103	556	55	199	630
Interest	–	3	43	–	–	–	–	–
Outstanding swap contracts at value	310	128	–	–	–	–	–	–
Dividends and interest on swap contracts	–	–	–	–	–	–	–	3,666
Non-interested Trustees’ deferred compensation	–	1	17	41	37	15	4	96
Other assets	–	–	4	140	74	5	2	179
Forward currency contracts	–	–	115	–	–	68	–	1,751
Total Assets	16,110	36,678	988,995	2,560,989	2,203,592	872,965	284,875	5,833,815
Liabilities:
Payables:
Short sales, at value(3)	–	–	–	–	–	3,609	–	–
Options written, at value(4)	–	–	–	–	–	2,035	–	–
Due to custodian	492	–	–	5,525	–	–	585	87,133
Investments purchased	–	6,880	2,207	119,189	8,747	–	32,778	10,668
Fund shares repurchased	87	26	715	1,426	2,128	652	257	26,203
Outstanding swap contracts at value	5	33	–	–	–	–	–	43,408
Dividends and interest on swap contracts	–	–	–	–	–	–	–	–
Advisory fees	11	3	523	1,155	1,196	470	129	1,980
Fund administration fees	–	–	8	21	19	7	2	50
Internal servicing cost	–	–	–	–	1	–	1	14
Administrative services fees	2	2	131	348	291	115	6	849
Distribution fees and shareholder servicing fees	1	1	2	18	7	2	24	360
Administrative, networking and omnibus fees	1	–	3	19	19	3	21	550
Non-interested Trustees’ fees and expenses	–	2	7	17	22	6	2	88
Non-interested Trustees’ deferred compensation fees	–	1	17	41	37	15	4	96
Accrued expenses and other payables	57	78	185	482	552	225	101	448
Forward currency contracts	–	12	24	–	–	499	–	8,968
Total Liabilities	656	7,038	3,822	128,241	13,019	7,638	33,910	180,815
Net Assets	$15,454	$29,640	$985,173	$2,432,748	$2,190,573	$865,327	$250,965	$5,653,000

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Assets and Liabilities  (continued)

								Janus
As of March 31, 2013 (unaudited)		Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	Janus International	Overseas
(all numbers in thousands except net asset value per share)	Janus Asia Equity Fund	Markets Fund	Life Sciences Fund	Research Fund(1)	Select Fund	Technology Fund	Equity Fund	Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$15,055	$32,732	$702,542	$2,162,700	$2,880,822	$668,451	$243,685	$7,343,019
Undistributed net investment income/(loss)*	(143)	(135)	(1,976)	508	(1,897)	(1,403)	334	20,634
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	438	(3,100)	3,521	92,359	(1,006,854)	18,420	(29,644)	(710,606)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	104	143	281,086	177,181	318,502	179,859	36,590	(1,000,047)
Total Net Assets	$15,454	$29,640	$985,173	$2,432,748	$2,190,573	$865,327	$250,965	$5,653,000
Net Assets - Class A Shares	$1,198	$547	$5,563	$13,775	$9,627	$4,473	$45,763	$252,928
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	122	65	163	265	892	224	3,865	7,543
Net Asset Value Per Share(5)	$9.82	$8.47	$34.14	$51.98	$10.80	$19.98	$11.84	$33.53
Maximum Offering Price Per Share(6)	$10.42	$8.99	$36.22	$55.15	$11.46	$21.20	$12.56	$35.58
Net Assets - Class C Shares	$840	$182	$1,468	$5,382	$5,015	$1,516	$14,723	$89,235
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	86	22	44	105	471	78	1,267	2,706
Net Asset Value Per Share(5)	$9.79	$8.37	$33.27	$51.49	$10.64	$19.45	$11.62	$32.98
Net Assets - Class D Shares	$9,368	$10,329	$652,140	$1,318,685	$1,520,386	$597,289	$19,188	$1,346,201
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	950	1,220	18,982	25,681	141,134	29,668	1,627	40,045
Net Asset Value Per Share	$9.86	$8.46	$34.36	$51.35	$10.77	$20.13	$11.79	$33.62
Net Assets - Class I Shares	$1,420	$16,558	$9,790	$99,858	$34,131	$7,728	$50,756	$788,500
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	144	1,951	285	1,918	3,159	383	4,301	23,419
Net Asset Value Per Share	$9.86	$8.49	$34.36	$52.06	$10.80	$20.20	$11.80	$33.67
Net Assets - Class N Shares	N/A	N/A	N/A	N/A	N/A	N/A	$101,406	$47,804
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	N/A	N/A	N/A	N/A	N/A	8,602	1,421
Net Asset Value Per Share	N/A	N/A	N/A	N/A	N/A	N/A	$11.79	$33.64
Net Assets - Class R Shares	N/A	N/A	N/A	$1,248	$2,083	N/A	$1,813	$102,887
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	N/A	N/A	24	194	N/A	155	3,102
Net Asset Value Per Share	N/A	N/A	N/A	$51.74	$10.72	N/A	$11.69	$33.17
Net Assets - Class S Shares	$1,115	$327	$220	$47,179	$1,365	$691	$4,835	$785,767
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	114	39	6	906	126	35	398	23,522
Net Asset Value Per Share	$9.82	$8.48	$33.98	$52.07	$10.87	$19.88	$12.16	$33.41
Net Assets - Class T Shares	$1,513	$1,697	$315,992	$946,621	$617,966	$253,630	$12,481	$2,239,678
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	154	200	9,204	18,450	57,300	12,623	1,066	66,702
Net Asset Value Per Share	$9.83	$8.49	$34.33	$51.31	$10.78	$20.09	$11.71	$33.58

*	See Note 5 in Notes to Financial Statements.
(1)	Effective March 15, 2013, Janus Global Research Fund merged with and into Janus Worldwide Fund. Following the merger, Janus Worldwide Fund was renamed Janus Global Research Fund. See Note 8 in Notes to Financial Statements.
(2)	Includes cost of $76,860, $7,515,209, $126,986, $1,442,371 and $946,352 for Janus Emerging Markets Fund, Janus Global Research Fund, Janus Global Select Fund, Janus International Equity Fund and Janus Overseas Fund, respectively.
(3)	Includes proceeds of $3,292,581 on short sales for Janus Global Technology Fund.
(4)	Includes premiums of $1,567,409 on written options for Janus Global Technology Fund.
(5)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(6)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

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Statements of Operations

							Janus
For the period ended March 31, 2013 (unaudited)		Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	International	Janus
(all numbers in thousands)	Janus Asia Equity Fund	Markets Fund	Life Sciences Fund	Research Fund(1)	Select Fund	Technology Fund	Equity Fund	Overseas Fund

Investment Income:
Interest	$–	$2	$20	$–	$–	$–	$–	$36
Interest proceeds from short sales	–	–	–	–	–	–	–	–
Dividends	59	122	3,510	3,661	9,474	3,304	1,687	17,962
Dividends from affiliates	1	1	13	3	3	30	3	1,282
Other Income	–	–	–	1	5	–	–	–
Foreign tax withheld	(6)	(14)	(194)	(177)	(260)	(26)	(134)	(1,239)
Total Investment Income	54	111	3,349	3,488	9,222	3,308	1,556	18,041
Expenses:
Advisory fees	63	109	2,790	1,605	6,894	2,660	825	12,276
Internal servicing expense - Class A Shares	–	–	–	1	1	–	3	29
Internal servicing expense - Class C Shares	–	–	–	1	1	–	3	25
Internal servicing expense - Class I Shares	–	–	–	1	1	–	2	33
Shareholder reports expense	–	–	106	48	308	130	5	397
Transfer agent fees and expenses	1	2	154	47	568	236	10	328
Registration fees	–	20	71	61	62	67	88	104
Custodian fees	13	28	13	22	174	18	22	415
Professional fees	10	16	24	46	19	20	16	32
Non-interested Trustees’ fees and expenses	–	–	14	–	2	11	2	6
Short sales dividend expense	–	–	–	–	–	19	–	–
Stock loan fees	–	–	–	–	–	1	–	–
Fund administration fees	1	1	44	24	108	41	11	315
Administrative services fees - Class D Shares	5	6	348	128	892	343	9	848
Administrative services fees - Class R Shares	N/A	N/A	N/A	–	2	N/A	2	146
Administrative services fees - Class S Shares	1	1	–	9	2	1	5	1,100
Administrative services fees - Class T Shares	2	4	348	218	790	307	15	3,199
Distribution fees and shareholder servicing fees - Class A Shares	1	2	6	14	13	5	58	375
Distribution fees and shareholder servicing fees - Class C Shares	4	4	4	18	27	6	72	514
Distribution fees and shareholder servicing fees - Class R Shares	N/A	N/A	N/A	–	5	N/A	4	292
Distribution fees and shareholder servicing fees - Class S Shares	1	1	–	9	2	1	5	1,100
Administrative, networking and omnibus fees - Class A Shares	–	–	2	5	11	2	25	523
Administrative, networking and omnibus fees - Class C Shares	–	–	1	2	6	–	12	160
Administrative, networking and omnibus fees - Class I Shares	1	–	4	24	10	5	14	600
Other expenses	–	7	16	151	70	30	7	134
Total Expenses	103	201	3,945	2,434	9,968	3,903	1,215	22,951
Expense and Fee Offset	–	–	–	(1)	(1)	–	–	(1)
Net Expenses	103	201	3,945	2,433	9,967	3,903	1,215	22,950
Less: Excess Expense Reimbursement	(5)	(44)	(25)	(169)	(65)	(26)	(1)	(414)
Net Expenses after Expense Reimbursement	98	157	3,920	2,264	9,902	3,877	1,214	22,536
Net Investment Income/(Loss)	(44)	(46)	(571)	1,224	(680)	(569)	342	(4,495)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Operations  (continued)

							Janus
For the period ended March 31, 2013 (unaudited)		Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	International	Janus
(all numbers in thousands)	Janus Asia Equity Fund	Markets Fund	Life Sciences Fund	Research Fund(1)	Select Fund	Technology Fund	Equity Fund	Overseas Fund

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	$879	$359	$18,074	$121,721	$24,418	$20,477	$5,800	$(17,109)
Net realized gain from futures contracts	22	74	–	–	–	–	–	–
Net realized gain from short sales	–	–	–	–	–	175	–	–
Net realized gain from swap contracts	24	177	–	–	–	–	–	155,181
Net realized gain from written options contracts	–	–	–	–	–	1,090	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(284)	833	104,906	135,846	288,891	49,859	19,546	320,023
Change in unrealized net appreciation/(depreciation) of short sales	–	–	–	–	–	(316)	–	–
Change in unrealized net appreciation/(depreciation) of swap contracts	13	28	–	–	–	–	–	(9,507)
Change in unrealized net appreciation/(depreciation) of written option contracts	–	–	–	–	–	(1,207)	–	–
Net Gain on Investments	654	1,471	122,980	257,567	313,309	70,078	25,346	448,588
Net Increase in Net Assets Resulting from Operations	$610	$1,425	$122,409	$258,791	$312,629	$69,509	$25,688	$444,093

(1)	Effective March 15, 2013, Janus Global Research Fund merged with and into Janus Worldwide Fund. Following the merger, Janus Worldwide Fund was renamed Janus Global Research Fund. See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets

			Janus Emerging		Janus Global		Janus Global		Janus Global
For the period ended March 31, 2013 (unaudited) and the year ended September 30, 2012	Janus Asia Equity Fund		Markets Fund		Life Sciences Fund		Research Fund(1)		Select Fund
(all numbers in thousands)	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

Operations:
Net investment income/(loss)	$(44)	$64	$(46)	$125	$(571)	$(1,698)	$1,224	$1,499	$(680)	$11,259
Net realized gain/(loss) from investment and foreign currency transactions	925	(374)	610	(3,051)	18,074	96,798	121,721	(7,965)	24,418	(267,571)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(271)	1,482	861	3,384	104,906	129,678	135,846	53,901	288,891	364,467
Net Increase in Net Assets Resulting from Operations	610	1,172	1,425	458	122,409	224,778	258,791	47,435	312,629	108,155
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(9)	–	(3)	(5)	–	–	(42)	(6)	–	(148)
Class C Shares	(1)	–	–	(4)	–	–	–	–	–	–
Class D Shares	(37)	–	(54)	(34)	–	(673)	(723)	(294)	(8,635)	(19,536)
Class I Shares	(16)	–	(44)	(15)	–	(8)	(439)	(130)	(72)	(271)
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	–	N/A	–	(11)
Class S Shares	(6)	–	(1)	(3)	–	–	(11)	(15)	(9)	–
Class T Shares	(9)	–	(7)	(7)	–	(70)	(569)	(149)	(2,876)	(8,597)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–	(4)	(147)	–	–	–	–	–
Class C Shares	–	–	–	(3)	(27)	–	–	–	–	–
Class D Shares	–	–	–	(28)	(20,197)	–	–	–	–	–
Class I Shares	–	–	–	(13)	(280)	–	–	–	–	–
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	–	N/A	–	–
Class S Shares	–	–	–	(3)	(7)	–	–	–	–	–
Class T Shares	–	–	–	(6)	(9,732)	–	–	–	–	–
Net Decrease from Dividends and Distributions	(78)	–	(109)	(125)	(30,390)	(751)	(1,784)	(594)	(11,592)	(28,563)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

			Janus Emerging		Janus Global		Janus Global		Janus Global
For the period ended March 31, 2013 (unaudited) and the year ended September 30, 2012	Janus Asia Equity Fund		Markets Fund		Life Sciences Fund		Research Fund(1)		Select Fund
(all numbers in thousands)	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

Capital Share Transactions:
Shares Sold
Class A Shares	303	98	426	136	2,489	1,939	1,768	16,021	563	2,016
Class C Shares	13	8	4	118	873	236	1,075	1,815	62	349
Class D Shares	9,075	3,394	3,689	6,493	46,205	43,101	9,521	14,452	18,067	44,962
Class I Shares	1,183	383	8,981	6,824	2,810	3,184	27,223	28,687	20,019	7,818
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	36	N/A	459	1,884
Class S Shares	319	–	–	7	75	30	1,759	4,869	285	567
Class T Shares	2,215	821	6,168	1,632	35,238	36,451	12,613	28,428	18,939	57,089
Net Change in Shares From the Acquisition (Note 8)
Class A Shares	N/A	N/A	N/A	N/A	N/A	N/A	3,388	N/A	N/A	N/A
Class C Shares	N/A	N/A	N/A	N/A	N/A	N/A	1,637	N/A	N/A	N/A
Class D Shares	N/A	N/A	N/A	N/A	N/A	N/A	1,244,295	N/A	N/A	N/A
Class I Shares	N/A	N/A	N/A	N/A	N/A	N/A	19,376	N/A	N/A	N/A
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	1,221	N/A	N/A	N/A
Class S Shares	N/A	N/A	N/A	N/A	N/A	N/A	32,338	N/A	N/A	N/A
Class T Shares	N/A	N/A	N/A	N/A	N/A	N/A	575,557	N/A	N/A	N/A
Redemption Fees
Class D Shares	N/A	1	N/A	3	N/A	9	N/A	4	N/A	15
Class I Shares	N/A	–	N/A	1	N/A	–	N/A	1	N/A	–
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	–
Class S Shares	N/A	–	N/A	–	N/A	–	N/A	–	N/A	–
Class T Shares	N/A	–	N/A	–	N/A	3	N/A	5	N/A	9
Reinvested Dividends and Distributions
Class A Shares	9	–	3	9	145	–	40	5	–	129
Class C Shares	1	–	–	7	25	–	–	–	–	–
Class D Shares	37	–	54	62	19,940	663	708	287	8,467	19,176
Class I Shares	16	–	44	28	234	7	429	121	59	211
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	–	N/A	–	10
Class S Shares	6	–	1	6	7	–	11	15	9	–
Class T Shares	9	–	7	12	9,480	68	566	148	2,802	8,372
Shares Repurchased
Class A Shares	(45)	–	(931)	(197)	(906)	(248)	(2,908)	(7,019)	(4,189)	(12,742)
Class C Shares	–	–	(650)	(77)	(47)	(334)	(455)	(781)	(1,802)	(5,217)
Class D Shares	(3,358)	(1,395)	(3,261)	(4,057)	(34,185)	(56,177)	(18,024)	(22,275)	(168,729)	(268,165)
Class I Shares	(1,060)	(32)	(1,329)	(1,719)	(1,559)	(1,825)	(11,689)	(10,343)	(5,201)	(17,959)
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	(19)	N/A	(579)	(2,268)
Class S Shares	(14)	–	(400)	–	(44)	(109)	(2,394)	(1,478)	(227)	(282)
Class T Shares	(1,609)	(758)	(6,813)	(902)	(24,461)	(45,358)	(28,018)	(30,576)	(146,220)	(273,053)
Net Increase/(Decrease) from Capital Share Transactions	7,100	2,520	5,993	8,386	56,319	(18,360)	1,870,054	22,386	(257,216)	(437,079)
Net Increase/(Decrease) in Net Assets	7,632	3,692	7,309	8,719	148,338	205,667	2,127,061	69,227	43,821	(357,487)
Net Assets:
Beginning of period	7,822	4,130	22,331	13,612	836,835	631,168	305,687	236,460	2,146,752	2,504,239
End of period	$15,454	$7,822	$29,640	$22,331	$985,173	$836,835	$2,432,748	$305,687	$2,190,573	$2,146,752

Undistributed Net Investment Income/(Loss)*	$(143)	$(22)	$(135)	$21	$(1,976)	$(1,405)	$508	$1,067	$(1,897)	$10,376

*	See Note 5 in Notes to Financial Statements.
(1)	Effective March 15, 2013, Janus Global Research Fund merged with and into Janus Worldwide Fund. Data shown for periods prior to March 15, 2013 is that of Janus Global Research Fund, the accounting survivor of the merger. Following the merger, Janus Worldwide Fund was renamed Janus Global Research Fund. See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Janus Global		Janus International		Janus
For the period ended March 31, 2013 (unaudited) and the year ended September 30, 2012	Technology Fund		Equity Fund		Overseas Fund
(all numbers in thousands)	2013	2012	2013	2012(1)	2013	2012(1)

Operations:
Net investment income/(loss)	$(569)	$(1,200)	$342	$2,546	$(4,495)	$70,920
Net realized gain/(loss) from investment and foreign currency transactions	21,742	19,967	5,800	(11,954)	138,072	(359,469)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	48,336	146,991	19,546	36,182	310,516	614,591
Net Increase in Net Assets Resulting from Operations	69,509	165,758	25,688	26,774	444,093	326,042
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	–	–	(404)	(592)	(8,480)	–
Class C Shares	–	–	(18)	(34)	(1,867)	–
Class D Shares	–	–	(155)	(132)	(48,269)	–
Class I Shares	–	–	(589)	(1,970)	(29,144)	–
Class N Shares	N/A	N/A	(939)	–	(2,121)	–
Class R Shares	N/A	N/A	(17)	(4)	(3,184)	–
Class S Shares	–	–	(46)	(14)	(26,153)	–
Class T Shares	–	–	(139)	(77)	(84,199)	–
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(13)	–	–	–	–	(41,895)
Class C Shares	(4)	–	–	–	–	(13,080)
Class D Shares	(2,052)	–	–	–	–	(120,564)
Class I Shares	(28)	–	–	–	–	(93,642)
Class N Shares	N/A	N/A	–	–	–	–
Class R Shares	N/A	N/A	–	–	–	(10,565)
Class S Shares	(2)	–	–	–	–	(83,857)
Class T Shares	(883)	–	–	–	–	(269,221)
Net Decrease from Dividends and Distributions	(2,982)	–	(2,307)	(2,823)	(203,417)	(632,824)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Janus Global		Janus International		Janus
For the period ended March 31, 2013 (unaudited) and the year ended September 30, 2012	Technology Fund		Equity Fund		Overseas Fund
(all numbers in thousands)	2013	2012	2013	2012(1)	2013	2012(1)

Capital Share Transactions:
Shares Sold
Class A Shares	1,027	1,809	5,849	10,170	39,342	161,081
Class C Shares	446	398	1,223	3,136	4,417	20,731
Class D Shares	15,158	25,870	7,122	7,508	30,333	83,947
Class I Shares	1,725	2,823	8,579	40,222	126,804	396,337
Class N Shares	N/A	N/A	35,094	66,601	4,064	57,994
Class R Shares	N/A	N/A	212	1,138	14,078	46,563
Class S Shares	275	319	1,875	1,341	63,546	212,435
Class T Shares	15,669	25,576	1,750	8,745	106,384	416,563
Redemption Fees
Class A Shares	N/A	N/A	N/A	1	N/A	N/A
Class C Shares	N/A	N/A	N/A	–	N/A	N/A
Class D Shares	N/A	11	N/A	1	N/A	27
Class I Shares	N/A	1	N/A	3	N/A	84
Class N Shares	N/A	N/A	N/A	–	N/A	–
Class R Shares	N/A	N/A	N/A	–	N/A	6
Class S Shares	N/A	–	N/A	–	N/A	92
Class T Shares	N/A	16	N/A	–	N/A	207
Reinvested Dividends and Distributions
Class A Shares	12	–	383	582	6,646	34,227
Class C Shares	4	–	11	23	1,319	8,781
Class D Shares	2,010	–	152	130	46,778	117,594
Class I Shares	23	–	465	1,601	27,664	86,040
Class N Shares	N/A	N/A	939	–	2,121	–
Class R Shares	N/A	N/A	17	4	2,744	8,781
Class S Shares	2	–	45	14	25,935	82,745
Class T Shares	864	–	139	77	82,216	263,557
Shares Repurchased
Class A Shares	(411)	(1,040)	(10,803)	(22,541)	(144,537)	(414,501)
Class C Shares	(266)	(354)	(2,274)	(5,909)	(35,109)	(93,223)
Class D Shares	(40,576)	(73,151)	(2,642)	(3,742)	(181,975)	(308,662)
Class I Shares	(2,397)	(3,038)	(18,852)	(106,850)	(279,157)	(828,129)
Class N Shares	N/A	N/A	(8,438)	(6,158)	(19,058)	(1,242)
Class R Shares	N/A	N/A	(143)	(258)	(48,655)	(52,216)
Class S Shares	(173)	(107)	(657)	(1,460)	(263,049)	(463,836)
Class T Shares	(30,213)	(52,536)	(1,700)	(3,377)	(762,106)	(1,554,762)
Net Increase/(Decrease) from Capital Share Transactions	(36,821)	(73,403)	18,346	(8,998)	(1,149,255)	(1,718,779)
Net Increase/(Decrease) in Net Assets	29,706	92,355	41,727	14,953	(908,579)	(2,025,561)
Net Assets:
Beginning of period	835,621	743,266	209,238	194,285	6,561,579	8,587,140
End of period	$865,327	$835,621	$250,965	$209,238	$5,653,000	$6,561,579

Undistributed Net Investment Income/(Loss)*	$(1,403)	$(834)	$334	$2,301	$20,634	$228,546

*	See Note 5 in Notes to Financial Statements.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012 for Class N Shares.

See Notes to Financial Statements.

96 | MARCH 31, 2013

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Financial Highlights

Class A Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and the year or period	Janus Asia Equity Fund
ended September 30	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.25	$7.43	$10.00
Income from Investment Operations:
Net investment income/(loss)	–	0.14	(0.23)
Net gain/(loss) on investments (both realized and unrealized)	0.65	1.68	(2.34)
Total from Investment Operations	0.65	1.82	(2.57)
Less Distributions:
Dividends (from net investment income)*	(0.08)	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(0.08)	–	–
Net Asset Value, End of Period	$9.82	$9.25	$7.43
Total Return**	7.02%	24.50%	(25.70)%
Net Assets, End of Period (in thousands)	$1,198	$878	$619
Average Net Assets for the Period (in thousands)	$1,077	$768	$724
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.58%	4.43%	28.35%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.50%	1.55%	1.35%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.71)%	0.87%	0.85%
Portfolio Turnover Rate	49%	75%	2%^

Class A Shares

	Janus Emerging
For a share outstanding during the period ended March 31, 2013 (unaudited) and the year or period	Markets Fund
ended September 30	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$7.99	$7.41	$10.00
Income from Investment Operations:
Net investment income/(loss)	(0.09)	0.03	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.60	0.62	(2.58)
Total from Investment Operations	0.51	0.65	(2.59)
Less Distributions:
Dividends (from net investment income)*	(0.03)	(0.04)	–
Distributions (from capital gains)*	–	(0.03)	–
Total Distributions	(0.03)	(0.07)	–
Net Asset Value, End of Period	$8.47	$7.99	$7.41
Total Return**	6.36%	8.78%	(25.90)%
Net Assets, End of Period (in thousands)	$547	$992	$971
Average Net Assets for the Period (in thousands)	$1,011	$1,028	$1,107
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.74%	2.37%	4.16%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.42%	1.46%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.64)%	0.47%	0.81%
Portfolio Turnover Rate	100%	136%	160%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.

See Notes to Financial Statements.

98 | MARCH 31, 2013

Class A Shares

For a share outstanding during the period ended March 31, 2013 (unaudited),
each year or period ended September 30 and the period ended October 31,	Janus Global Life Sciences Fund
2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$30.94	$22.72	$22.16	$19.69	$17.81
Income from Investment Operations:
Net investment income/(loss)	0.01	0.05	(0.24)	0.21	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	4.32	8.17	0.94	2.28	1.89
Total from Investment Operations	4.33	8.22	0.70	2.49	1.88
Less Distributions:
Dividends (from net investment income)*	–	–	(0.14)	(0.02)	–
Distributions (from capital gains)*	(1.13)	–	–	–	–
Total Distributions	(1.13)	–	(0.14)	(0.02)	–
Net Asset Value, End of Period	$34.14	$30.94	$22.72	$22.16	$19.69
Total Return**	14.46%	36.18%	3.14%	12.65%	10.56%
Net Assets, End of Period (in thousands)	$5,563	$3,324	$1,072	$1,571	$61
Average Net Assets for the Period (in thousands)	$4,368	$1,801	$1,628	$849	$27
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.07%	1.09%	1.07%	1.11%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.07%	1.09%	1.07%(3)	1.11%(3)	1.05%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.28)%	(0.42)%	(0.68)%	1.66%	(0.19)%
Portfolio Turnover Rate	20%	50%	54%	42%^	70%

Class A Shares

For a share outstanding during the period ended March 31, 2013 (unaudited),
each year or period ended September 30 and the period ended October 31,	Janus Global Research Fund(4)
2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$47.32	$39.39	$42.44	$35.83	$30.89
Income from Investment Operations:
Net investment income/(loss)	0.03	0.25	0.35	0.16	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	4.82	7.78	(2.96)	6.51	4.97
Total from Investment Operations	4.85	8.03	(2.61)	6.67	4.94
Less Distributions and Other:
Dividends (from net investment income)*	(0.19)	(0.10)	(0.44)	(0.06)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	–	–	–(5)	–
Total Distributions and Other	(0.19)	(0.10)	(0.44)	(0.06)	–
Net Asset Value, End of Period	$51.98	$47.32	$39.39	$42.44	$35.83
Total Return**	10.32%	20.40%	(6.33)%	18.64%	16.00%
Net Assets, End of Period (in thousands)	$13,775	$11,173	$2,144	$756	$85
Average Net Assets for the Period (in thousands)	$11,083	$8,144	$1,645	$291	$7
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.22%	1.20%	1.16%	1.28%	1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.22%	1.20%	1.16%	1.27%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.00%	0.55%	0.29%	0.58%	(3.12)%
Portfolio Turnover Rate	33%	67%	78%	68%^	99%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.04% in 2011 and 1.07% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Effective March 15, 2013, Janus Global Research Fund was merged with and into Janus Worldwide Fund, resulting in the “Combined Fund.” The activity in the table presented above is for the accounting survivor, Janus Global Research Fund, for the periods prior to the date of the merger, and for the Combined Fund thereafter. The net asset values and other per share information have been restated for periods prior to the merger to reflect the conversion ratio of 0.31760456. The Combined Fund changed its name to “Janus Global Research Fund.” See Note 8 in Notes to Financial Statements.
(5)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Global & International Funds | 99

Financial Highlights  (continued)

Class A Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period ended	Janus Global Select Fund
October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.35	$9.14	$10.99	$9.03	$7.59
Income from Investment Operations:
Net investment income/(loss)	–	0.06	0.19	(0.01)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	1.45	0.22	(1.93)	1.97	1.45
Total from Investment Operations	1.45	0.28	(1.74)	1.96	1.44
Less Distributions:
Dividends (from net investment income)*	–	(0.07)	(0.11)	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	(0.07)	(0.11)	–	–
Net Asset Value, End of Period	$10.80	$9.35	$9.14	$10.99	$9.03
Total Return**	15.51%	3.11%	(16.04)%	21.71%	18.97%
Net Assets, End of Period (in thousands)	$9,627	$11,777	$21,288	$33,737	$23,859
Average Net Assets for the Period (in thousands)	$10,346	$17,151	$34,871	$29,501	$24,760
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.20%	1.20%	1.08%	1.11%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.18%	1.18%(3)	1.08%(3)	1.10%(3)	1.16%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.32)%	0.13%	0.48%	0.19%	(0.36)%
Portfolio Turnover Rate	32%	182%	138%	116%^	125%

Class A Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period ended	Janus Global Technology Fund
October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$18.47	$15.05	$15.25	$12.56	$10.96
Income from Investment Operations:
Net investment income/(loss)	(0.02)	(0.03)	(0.02)	(0.03)	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.60	3.45	(0.18)	2.72	1.59
Total from Investment Operations	1.58	3.42	(0.20)	2.69	1.60
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(0.07)	–	–	–	–
Redemption fees	N/A	–(4)	–(4)	–(4)	–
Total Distributions and Other	(0.07)	–	–	–	–
Net Asset Value, End of Period	$19.98	$18.47	$15.05	$15.25	$12.56
Total Return**	8.57%	22.72%	(1.31)%	21.42%	14.60%
Net Assets, End of Period (in thousands)	$4,473	$3,550	$2,150	$1,273	$232
Average Net Assets for the Period (in thousands)	$3,719	$3,262	$2,070	$818	$88
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.11%	1.18%	1.12%	1.26%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.11%(5)	1.18%(5)	1.11%(5)	1.26%(5)	0.99%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.34)%	(0.35)%	(0.39)%	(0.66)%	(0.45)%
Portfolio Turnover Rate	20%	49%	89%	70%^	111%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.18% in 2012, 1.07% in 2011, 1.09% in 2010 and 1.14% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.11% in 2013, 1.16% in 2012, 1.08% in 2011, 1.13% in 2010 and 0.99% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

100 | MARCH 31, 2013

Class A Shares

For a share outstanding during the period ended March 31,
2013 (unaudited), each year or period ended September 30	Janus International Equity Fund
and each year ended July 31	2013	2012	2011	2010	2009(1)	2009(2)	2008

Net Asset Value, Beginning of Period	$10.60	$9.41	$10.90	$9.65	$9.11	$11.53	$11.35
Income from Investment Operations:
Net investment income/(loss)	0.02	0.14	0.14	0.06	0.02	0.12	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	1.32	1.17	(1.57)	1.20	0.52	(2.29)	0.29
Total from Investment Operations	1.34	1.31	(1.43)	1.26	0.54	(2.17)	0.27
Less Distributions and Other:
Dividends (from net investment income)*	(0.10)	(0.12)	(0.06)	(0.01)	–	(0.16)	(0.04)
Distributions (from capital gains)*	–	–	–	–	–	(0.09)	(0.05)
Redemption fees	N/A	–(3)	–	–(3)	–	–	–
Total Distributions and Other	(0.10)	(0.12)	(0.06)	(0.01)	–	(0.25)	(0.09)
Net Asset Value, End of Period	$11.84	$10.60	$9.41	$10.90	$9.65	$9.11	$11.53
Total Return**	12.69%	14.06%	(13.21)%	13.04%	5.93%	(18.29)%	2.29%
Net Assets, End of Period (in thousands)	$45,763	$45,259	$51,188	$75,583	$71,609	$65,443	$73,749
Average Net Assets for the Period (in thousands)	$46,253	$49,289	$76,011	$68,357	$69,156	$54,721	$21,952
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.29%	1.31%	1.22%	1.34%	1.31%	1.41%	1.28%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.29%	1.31%	1.22%	1.34%	1.31%	1.41%	1.27%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.17%	1.01%	1.02%	0.76%	1.02%	1.49%(4)	1.32%
Portfolio Turnover Rate	34%	57%	77%	132%	19%^	176%	39%

Class A Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period	Janus Overseas Fund
ended October 31, 2009	2013	2012	2011	2010(5)	2009(6)

Net Asset Value, Beginning of Period	$32.28	$33.87	$47.51	$38.63	$33.51
Income from Investment Operations:
Net investment income/(loss)	0.25	1.18	0.08	(0.01)	0.22
Net gain/(loss) on investments (both realized and unrealized)	1.95	(0.10)	(13.67)	9.03	4.90
Total from Investment Operations	2.20	1.08	(13.59)	9.02	5.12
Less Distributions:
Dividends (from net investment income)*	(0.95)	–	(0.05)	(0.14)	–
Distributions (from capital gains)*	–	(2.67)	–	–	–
Total Distributions	(0.95)	(2.67)	(0.05)	(0.14)	–
Net Asset Value, End of Period	$33.53	$32.28	$33.87	$47.51	$38.63
Total Return**	6.81%	3.27%	(28.64)%	23.39%	15.28%
Net Assets, End of Period (in thousands)	$252,928	$337,951	$569,936	$781,965	$462,533
Average Net Assets for the Period (in thousands)	$301,082	$507,350	$892,190	$614,405	$452,405
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.05%	1.00%	1.03%	1.07%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.94%	0.98%	1.03%	1.07%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.35)%	0.62%	0.31%	0.13%	0.39%
Portfolio Turnover Rate	10%	26%	43%	30%^	45%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return of the class.
(5)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(6)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Global & International Funds | 101

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and the year or period	Janus Asia Equity Fund
ended September 30	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.18	$7.43	$10.00
Income from Investment Operations:
Net investment income/(loss)	(0.07)	0.06	(0.23)
Net gain/(loss) on investments (both realized and unrealized)	0.69	1.69	(2.34)
Total from Investment Operations	0.62	1.75	(2.57)
Less Distributions:
Dividends (from net investment income)*	(0.01)	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(0.01)	–	–
Net Asset Value, End of Period	$9.79	$9.18	$7.43
Total Return**	6.71%	23.55%	(25.70)%
Net Assets, End of Period (in thousands)	$840	$775	$619
Average Net Assets for the Period (in thousands)	$826	$716	$724
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.31%	5.45%	29.12%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.23%	2.30%	1.38%(2)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.46)%	0.08%	0.82%
Portfolio Turnover Rate	49%	75%	2%^

Class C Shares

	Janus Emerging
For a share outstanding during the period ended March 31, 2013 (unaudited) and the year or period	Markets Fund
ended September 30	2013	2012	2011(3)

Net Asset Value, Beginning of Period	$7.91	$7.39	$10.00
Income from Investment Operations:
Net investment income/(loss)	(0.61)	(0.03)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	1.07	0.62	(2.56)
Total from Investment Operations	0.46	0.59	(2.61)
Less Distributions:
Dividends (from net investment income)*	–	(0.04)	–
Distributions (from capital gains)*	–	(0.03)	–
Total Distributions	–	(0.07)	–
Net Asset Value, End of Period	$8.37	$7.91	$7.39
Total Return**	5.82%	7.98%	(26.10)%
Net Assets, End of Period (in thousands)	$182	$771	$677
Average Net Assets for the Period (in thousands)	$681	$788	$838
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.51%	3.04%	5.09%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.16%	2.21%	1.71%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.44)%	(0.27)%	0.33%
Portfolio Turnover Rate	100%	136%	160%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.34% in 2011 without the waiver of these fees and expenses.
(3)	Period from December 28, 2010 (inception date) through September 30, 2011.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.32% in 2011 without the waiver of these fees and expenses.

See Notes to Financial Statements.

102 | MARCH 31, 2013

Class C Shares

For a share outstanding during the period ended March 31, 2013 (unaudited),
each year or period ended September 30 and the period ended October 31,	Janus Global Life Sciences Fund
2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$30.30	$22.41	$21.97	$19.64	$17.81
Income from Investment Operations:
Net investment income/(loss)	0.22	(0.34)	(0.18)	0.13	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	3.88	8.23	0.71	2.20	1.86
Total from Investment Operations	4.10	7.89	0.53	2.33	1.83
Less Distributions:
Dividends (from net investment income)*	–	–	(0.09)	–	–
Distributions (from capital gains)*	(1.13)	–	–	–	–
Total Distributions	(1.13)	–	(0.09)	–	–
Net Asset Value, End of Period	$33.27	$30.30	$22.41	$21.97	$19.64
Total Return**	14.00%	35.21%	2.39%	11.86%	10.28%
Net Assets, End of Period (in thousands)	$1,468	$510	$461	$187	$21
Average Net Assets for the Period (in thousands)	$872	$456	$289	$75	$7
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.84%	1.83%	1.77%	1.88%	1.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.84%	1.83%	1.77%(3)	1.88%(3)	1.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.01)%	(1.16)%	(1.23)%	1.27%	(1.09)%
Portfolio Turnover Rate	20%	50%	54%	42%^	70%

Class C Shares

For a share outstanding during the period ended March 31, 2013 (unaudited),
each year or period ended September 30 and the period ended October 31,	Janus Global Research Fund(4)
2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$46.88	$39.27	$42.48	$36.11	$31.24
Income from Investment Operations:
Net investment income/(loss)	(0.01)	(0.03)	0.06	0.03	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	4.62	7.64	(2.99)	6.40	4.90
Total from Investment Operations	4.61	7.61	(2.93)	6.43	4.87
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(0.28)	(0.06)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	–	–	–(5)	–
Total Distributions and Other	–	–	(0.28)	(0.06)	–
Net Asset Value, End of Period	$51.49	$46.88	$39.27	$42.48	$36.11
Total Return**	9.80%	19.38%	(7.02)%	17.79%	15.60%
Net Assets, End of Period (in thousands)	$5,382	$2,971	$1,624	$447	$188
Average Net Assets for the Period (in thousands)	$3,641	$2,064	$1,238	$248	$28
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.97%	2.04%	1.93%	1.95%	1.55%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.97%	2.04%	1.93%	1.95%	1.31%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.74)%	(0.40)%	(0.49)%	(0.03)%	(1.32)%
Portfolio Turnover Rate	33%	67%	78%	68%^	99%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.75% in 2011 and 1.84% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Effective March 15, 2013, Janus Global Research Fund was merged with and into Janus Worldwide Fund, resulting in the “Combined Fund.” The activity in the table presented above is for the accounting survivor, Janus Global Research Fund, for the periods prior to the date of the merger, and for the Combined Fund thereafter. The net asset values and other per share information have been restated for periods prior to the merger to reflect the conversion ratio of 0.31401614. The Combined Fund changed its name to “Janus Global Research Fund.” See Note 8 in Notes to Financial Statements.
(5)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Global & International Funds | 103

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period ended	Janus Global Select Fund
October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.25	$9.04	$10.89	$9.01	$7.59
Income from Investment Operations:
Net investment income/(loss)	(0.11)	(0.09)	0.10	(0.07)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	1.50	0.30	(1.91)	1.95	1.45
Total from Investment Operations	1.39	0.21	(1.81)	1.88	1.42
Less Distributions:
Dividends (from net investment income)*	–	–	(0.04)	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	–	(0.04)	–	–
Net Asset Value, End of Period	$10.64	$9.25	$9.04	$10.89	$9.01
Total Return**	15.03%	2.32%	(16.68)%	20.87%	18.71%
Net Assets, End of Period (in thousands)	$5,015	$5,985	$10,384	$14,285	$9,611
Average Net Assets for the Period (in thousands)	$5,471	$9,087	$16,160	$12,066	$9,297
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.97%	1.96%	1.81%	1.88%	2.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.95%	1.93%(3)	1.81%(3)	1.88%(3)	1.93%(3)
Ratio of Net Investment Loss to Average Net Assets***	(1.10)%	(0.61)%	(0.23)%	(0.57)%	(1.14)%
Portfolio Turnover Rate	32%	182%	138%	116%^	125%

Class C Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period ended	Janus Global Technology Fund
October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$18.04	$14.79	$15.12	$12.53	$10.96
Income from Investment Operations:
Net investment income/(loss)	(0.04)	(0.16)	(0.11)	(0.09)	–
Net gain/(loss) on investments (both realized and unrealized)	1.52	3.41	(0.22)	2.68	1.57
Total from Investment Operations	1.48	3.25	(0.33)	2.59	1.57
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(0.07)	–	–	–	–
Redemption fees	N/A	–(4)	–(4)	–(4)	–
Total Distributions and Other	(0.07)	–	–	–	–
Net Asset Value, End of Period	$19.45	$18.04	$14.79	$15.12	$12.53
Total Return**	8.21%	21.97%	(2.18)%	20.67%	14.32%
Net Assets, End of Period (in thousands)	$1,516	$1,234	$995	$613	$36
Average Net Assets for the Period (in thousands)	$1,258	$1,063	$1,037	$441	$14
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.79%	1.99%	1.84%	1.98%	1.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.79%(5)	1.99%(5)	1.84%(5)	1.98%(5)	1.75%(5)
Ratio of Net Investment Loss to Average Net Assets***	(1.02)%	(1.17)%	(1.11)%	(1.35)%	(1.20)%
Portfolio Turnover Rate	20%	49%	89%	70%^	111%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.93% in 2012, 1.80% in 2011, 1.86% in 2010 and 1.91% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.78% in 2013, 1.97% in 2012, 1.80% in 2011, 1.85% in 2010 and 1.74% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

104 | MARCH 31, 2013

Class C Shares

For a share outstanding during the period ended March 31,
2013 (unaudited), each year or period ended September 30	Janus International Equity Fund
and each year ended July 31	2013	2012	2011	2010	2009(1)	2009(2)	2008

Net Asset Value, Beginning of Period	$10.37	$9.19	$10.68	$9.52	$9.00	$11.37	$11.30
Income from Investment Operations:
Net investment income/(loss)	(0.04)	0.02	0.02	(0.02)	0.01	0.06	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	1.30	1.18	(1.51)	1.18	0.51	(2.26)	0.14
Total from Investment Operations	1.26	1.20	(1.49)	1.16	0.52	(2.20)	0.12
Less Distributions and Other:
Dividends (from net investment income)*	(0.01)	(0.02)	–	–	–	(0.08)	–
Distributions (from capital gains)*	–	–	–	–	–	(0.09)	(0.05)
Redemption fees	N/A	–(3)	–	–(3)	–	–	–
Total Distributions and Other	(0.01)	(0.02)	–	–	–	(0.17)	(0.05)
Net Asset Value, End of Period	$11.62	$10.37	$9.19	$10.68	$9.52	$9.00	$11.37
Total Return**	12.19%	13.11%	(13.95)%	12.18%	5.78%	(18.88)%	1.02%
Net Assets, End of Period (in thousands)	$14,723	$14,108	$15,027	$21,096	$16,596	$15,260	$16,623
Average Net Assets for the Period (in thousands)	$14,533	$14,752	$20,507	$18,979	$15,959	$12,613	$5,971
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.12%	2.13%	1.98%	2.13%	2.08%	2.20%	2.04%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.12%	2.13%	1.98%	2.13%	2.07%	2.20%	2.04%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.65)%	0.18%	0.26%	(0.04)%	0.24%	0.75%(4)	0.51%
Portfolio Turnover Rate	34%	57%	77%	132%	19%^	176%	39%

Class C Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period	Janus Overseas Fund
ended October 31, 2009	2013	2012	2011	2010(5)	2009(6)

Net Asset Value, Beginning of Period	$31.56	$33.42	$47.17	$38.52	$33.51
Income from Investment Operations:
Net investment income/(loss)	(0.34)	0.41	(0.34)	(0.24)	0.10
Net gain/(loss) on investments (both realized and unrealized)	2.36	0.40	(13.41)	8.93	4.91
Total from Investment Operations	2.02	0.81	(13.75)	8.69	5.01
Less Distributions:
Dividends (from net investment income)*	(0.60)	–	–	(0.04)	–
Distributions (from capital gains)*	–	(2.67)	–	–	–
Total Distributions	(0.60)	(2.67)	–	(0.04)	–
Net Asset Value, End of Period	$32.98	$31.56	$33.42	$47.17	$38.52
Total Return**	6.39%	2.46%	(29.15)%	22.57%	14.95%
Net Assets, End of Period (in thousands)	$89,235	$113,481	$184,001	$281,217	$185,858
Average Net Assets for the Period (in thousands)	$103,565	$158,005	$303,311	$239,154	$170,640
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.79%	1.78%	1.77%	1.76%	2.01%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.71%	1.73%	1.77%	1.76%	1.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.13)%	(0.12)%	(0.44)%	(0.56)%	(0.56)%
Portfolio Turnover Rate	10%	26%	43%	30%^	45%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return of the class.
(5)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(6)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Global & International Funds | 105

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and the year or period	Janus Asia Equity Fund
ended September 30	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.26	$7.42	$10.00
Income from Investment Operations:
Net investment income/(loss)	(0.04)	0.25	(0.18)
Net gain/(loss) on investments (both realized and unrealized)	0.70	1.59	(2.40)
Total from Investment Operations	0.66	1.84	(2.58)
Less Distributions and Other:
Dividends (from net investment income)*	(0.06)	–	–
Distributions (from capital gains)*	–	–	–
Redemption fees	N/A	–(2)	–(2)
Total Distributions and Other	(0.06)	–	–
Net Asset Value, End of Period	$9.86	$9.26	$7.42
Total Return**	7.14%	24.80%	(25.80)%
Net Assets, End of Period (in thousands)	$9,368	$3,394	$1,035
Average Net Assets for the Period (in thousands)	$7,580	$2,654	$963
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.45%	2.77%	31.23%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.41%	1.53%	1.39%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.58)%	1.33%	0.90%
Portfolio Turnover Rate	49%	75%	2%^

Class D Shares

	Janus Emerging
For a share outstanding during the period ended March 31, 2013 (unaudited) and the year or period	Markets Fund
ended September 30	2013	2012	2011(4)

Net Asset Value, Beginning of Period	$8.00	$7.42	$10.00
Income from Investment Operations:
Net investment income/(loss)	(0.01)	0.05	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.52	0.60	(2.59)
Total from Investment Operations	0.51	0.65	(2.60)
Less Distributions and Other:
Dividends (from net investment income)*	(0.05)	(0.04)	–
Distributions (from capital gains)*	–	(0.03)	–
Redemption fees	N/A	–(2)	0.02
Total Distributions and Other	(0.05)	(0.07)	0.02
Net Asset Value, End of Period	$8.46	$8.00	$7.42
Total Return**	6.33%	8.76%	(25.80)%
Net Assets, End of Period (in thousands)	$10,329	$9,359	$6,699
Average Net Assets for the Period (in thousands)	$10,358	$8,963	$6,847
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.64%	2.15%	4.38%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.30%	1.35%	1.32%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.35)%	0.66%	0.91%
Portfolio Turnover Rate	100%	136%	160%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.26% in 2011 without the waiver of these fees and expenses.
(4)	Period from December 28, 2010 (inception date) through September 30, 2011.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.59% in 2011 without the waiver of these fees and expenses.

See Notes to Financial Statements.

106 | MARCH 31, 2013

Class D Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and	Janus Global Life Sciences Fund
each year or period ended September 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$31.10	$22.83	$22.21	$21.65
Income from Investment Operations:
Net investment income/(loss)	(0.01)	(0.04)	(0.10)	0.24
Net gain/(loss) on investments (both realized and unrealized)	4.40	8.35	0.84	0.32
Total from Investment Operations	4.39	8.31	0.74	0.56
Less Distributions and Other:
Dividends (from net investment income)*	–	(0.04)	(0.12)	–
Distributions (from capital gains)*	(1.13)	–	–	–
Redemption fees	N/A	–(2)	–(2)	–(2)
Total Distributions and Other	(1.13)	(0.04)	(0.12)	–
Net Asset Value, End of Period	$34.36	$31.10	$22.83	$22.21
Total Return**	14.58%	36.43%	3.32%	2.59%
Net Assets, End of Period (in thousands)	$652,140	$559,004	$421,225	$432,620
Average Net Assets for the Period (in thousands)	$581,575	$491,822	$455,425	$426,969
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.88%	0.90%	0.90%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.88%	0.90%	0.90%(3)	1.00%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.11)%	(0.21)%	(0.45)%	1.74%
Portfolio Turnover Rate	20%	50%	54%	42%^

Class D Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and	Janus Global Research Fund(4)
each year or period ended September 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$46.78	$38.91	$41.86	$36.53
Income from Investment Operations:
Net investment income/(loss)	0.08	0.25	0.21	0.28
Net gain/(loss) on investments (both realized and unrealized)	4.77	7.75	(2.76)	5.05
Total from Investment Operations	4.85	8.00	(2.55)	5.33
Less Distributions and Other:
Dividends (from net investment income)*	(0.28)	(0.13)	(0.40)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	N/A	–(2)	–(2)	–(2)
Total Distributions and Other	(0.28)	(0.13)	(0.40)	–
Net Asset Value, End of Period	$51.35	$46.78	$38.91	$41.86
Total Return**	10.42%	20.55%	(6.21)%	14.59%
Net Assets, End of Period (in thousands)	$1,318,685	$118,021	$104,911	$111,287
Average Net Assets for the Period (in thousands)	$213,870	$116,961	$124,160	$106,191
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.93%	1.03%	1.00%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.93%	1.03%	1.00%	1.08%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.61%	0.56%	0.41%	1.21%
Portfolio Turnover Rate	33%	67%	78%	68%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.87% in 2011 and 0.95% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Effective March 15, 2013, Janus Global Research Fund was merged with and into Janus Worldwide Fund, resulting in the “Combined Fund.” The activity in the table presented above is for the accounting survivor, Janus Global Research Fund, for the periods prior to the date of the merger, and for the Combined Fund thereafter. The net asset values and other per share information have been restated for periods prior to the merger to reflect the conversion ratio of 0.32275612. The Combined Fund changed its name to “Janus Global Research Fund.” See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Global & International Funds | 107

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended March 31, 2013	Janus Global Select Fund
(unaudited) and each year or period ended September 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$9.37	$9.17	$11.01	$9.82
Income from Investment Operations:
Net investment income/(loss)	–	0.07	0.22	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.46	0.24	(1.93)	1.18
Total from Investment Operations	1.46	0.31	(1.71)	1.19
Less Distributions and Other:
Dividends (from net investment income)*	(0.06)	(0.11)	(0.13)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	N/A	–(2)	–(2)	N/A
Total Distributions and Other	(0.06)	(0.11)	(0.13)	–
Net Asset Value, End of Period	$10.77	$9.37	$9.17	$11.01
Total Return**	15.61%	3.42%	(15.80)%	12.12%
Net Assets, End of Period (in thousands)	$1,520,386	$1,455,243	$1,611,690	$2,121,813
Average Net Assets for the Period (in thousands)	$1,491,712	$1,672,075	$2,155,890	$2,043,615
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.91%	0.90%	0.85%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.91%	0.89%(3)	0.85%(3)	0.90%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.05)%	0.48%	0.73%	0.57%
Portfolio Turnover Rate	32%	182%	138%	116%^

Class D Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and	Janus Global Technology Fund
each year or period ended September 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$18.60	$15.10	$15.29	$13.46
Income from Investment Operations:
Net investment income/(loss)	(0.01)	–	–	0.02
Net gain/(loss) on investments (both realized and unrealized)	1.61	3.50	(0.19)	1.81
Total from Investment Operations	1.60	3.50	(0.19)	1.83
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	(0.07)	–	–	–
Redemption fees	N/A	–(2)	–(2)	–(2)
Total Distributions and Other	(0.07)	–	–	–
Net Asset Value, End of Period	$20.13	$18.60	$15.10	$15.29
Total Return**	8.61%	23.18%	(1.24)%	13.60%
Net Assets, End of Period (in thousands)	$597,289	$574,770	$507,871	$546,899
Average Net Assets for the Period (in thousands)	$573,932	$562,124	$603,592	$526,770
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.92%	0.94%	0.91%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%(4)	0.94%(4)	0.91%(4)	1.08%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.13)%	(0.12)%	(0.22)%	(0.39)%
Portfolio Turnover Rate	20%	49%	89%	70%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.89% in 2012, 0.85% in 2011 and 0.88% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.92% in 2013, 0.92% in 2012, 0.88% in 2011 and 0.96% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

108 | MARCH 31, 2013

Class D Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and each	Janus International Equity Fund
year or period ended September 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$10.56	$9.40	$10.91	$9.71
Income from Investment Operations:
Net investment income	0.04	0.13	0.12	0.03
Net gain/(loss) on investments (both realized and unrealized)	1.31	1.18	(1.54)	1.16
Total from Investment Operations	1.35	1.31	(1.42)	1.19
Less Distributions and Other:
Dividends (from net investment income)*	(0.12)	(0.15)	(0.10)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	N/A	–(2)	0.01	0.01
Total Distributions and Other	(0.12)	(0.15)	(0.09)	0.01
Net Asset Value, End of Period	$11.79	$10.56	$9.40	$10.91
Total Return**	12.84%	14.08%	(13.07)%	12.36%
Net Assets, End of Period (in thousands)	$19,188	$12,927	$8,146	$5,558
Average Net Assets for the Period (in thousands)	$15,879	$11,089	$8,914	$2,807
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.12%	1.26%	1.15%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.12%	1.26%	1.15%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.39%	1.17%	1.12%	1.10%
Portfolio Turnover Rate	34%	57%	77%	132%

Class D Shares

For a share outstanding during the period ended March 31, 2013	Janus Overseas Fund
(unaudited) and each year or period ended September 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$32.52	$33.98	$47.60	$41.51
Income from Investment Operations:
Net investment income	0.06	1.03	0.19	0.16
Net gain/(loss) on investments (both realized and unrealized)	2.21	0.18	(13.73)	5.92
Total from Investment Operations	2.27	1.21	(13.54)	6.08
Less Distributions and Other:
Dividends (from net investment income)*	(1.17)	–	(0.08)	–
Distributions (from capital gains)*	–	(2.67)	–	–
Redemption fees	N/A	–(2)	–(2)	0.01
Total Distributions and Other	(1.17)	(2.67)	(0.08)	0.01
Net Asset Value, End of Period	$33.62	$32.52	$33.98	$47.60
Total Return**	6.98%	3.67%	(28.50)%	14.67%
Net Assets, End of Period (in thousands)	$1,346,201	$1,402,452	$1,573,265	$2,440,197
Average Net Assets for the Period (in thousands)	$1,417,690	$1,593,240	$2,375,411	$2,308,567
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.60%	0.63%	0.82%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.60%	0.63%	0.82%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.03)%	1.05%	0.49%	0.66%
Portfolio Turnover Rate	10%	26%	43%	30%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Global & International Funds | 109

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and the year or period	Janus Asia Equity Fund
ended September 30	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.27	$7.43	$10.00
Income from Investment Operations:
Net investment income/(loss)	(0.07)	0.19	(0.23)
Net gain/(loss) on investments (both realized and unrealized)	0.74	1.65	(2.34)
Total from Investment Operations	0.67	1.84	(2.57)
Less Distributions and Other:
Dividends (from net investment income)*	(0.08)	–	–
Distributions (from capital gains)*	–	–	–
Redemption fees	N/A	–	–
Total Distributions and Other	(0.08)	–	–
Net Asset Value, End of Period	$9.86	$9.27	$7.43
Total Return**	7.23%	24.76%	(25.70)%
Net Assets, End of Period (in thousands)	$1,420	$1,145	$619
Average Net Assets for the Period (in thousands)	$1,810	$848	$724
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.38%	3.63%	28.10%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.32%	1.29%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.59)%	1.19%	0.86%
Portfolio Turnover Rate	49%	75%	2%^

Class I Shares

	Janus Emerging
For a share outstanding during the period ended March 31, 2013 (unaudited) and the year or period	Markets Fund
ended September 30	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$8.01	$7.41	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.01	0.07	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.51	0.60	(2.58)
Total from Investment Operations	0.52	0.67	(2.59)
Less Distributions and Other:
Dividends (from net investment income)*	(0.04)	(0.04)	–
Distributions (from capital gains)*	–	(0.03)	–
Redemption fees	N/A	–(3)	–(3)
Total Distributions and Other	(0.04)	(0.07)	–
Net Asset Value, End of Period	$8.49	$8.01	$7.41
Total Return**	6.54%	9.05%	(25.90)%
Net Assets, End of Period (in thousands)	$16,558	$8,392	$3,347
Average Net Assets for the Period (in thousands)	$8,726	$5,502	$3,574
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.52%	1.81%	3.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.15%	1.19%	1.33%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.14)%	0.90%	0.87%
Portfolio Turnover Rate	100%	136%	160%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

110 | MARCH 31, 2013

Class I Shares

For a share outstanding during the period ended March 31, 2013 (unaudited),
each year or period ended September 30 and the period ended October 31,	Janus Global Life Sciences Fund
2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$31.09	$22.82	$22.22	$19.71	$17.81
Income from Investment Operations:
Net investment income/(loss)	0.01	(0.01)	(0.11)	0.24	–
Net gain/(loss) on investments (both realized and unrealized)	4.39	8.32	0.86	2.28	1.90
Total from Investment Operations	4.40	8.31	0.75	2.52	1.90
Less Distributions and Other:
Dividends (from net investment income)*	–	(0.04)	(0.15)	(0.02)	–
Distributions (from capital gains)*	(1.13)	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	0.01	–
Total Distributions and Other	(1.13)	(0.04)	(0.15)	(0.01)	–
Net Asset Value, End of Period	$34.36	$31.09	$22.82	$22.22	$19.71
Total Return**	14.62%	36.49%	3.37%	12.85%	10.67%
Net Assets, End of Period (in thousands)	$9,790	$7,392	$4,313	$4,319	$991
Average Net Assets for the Period (in thousands)	$8,199	$5,822	$4,654	$2,645	$249
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.80%	0.86%	0.87%	0.92%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.80%	0.86%	0.87%(4)	0.91%(4)	0.77%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.03)%	(0.16)%	(0.45)%	1.81%	0.10%
Portfolio Turnover Rate	20%	50%	54%	42%^	70%

Class I Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period ended	Janus Global Research Fund(5)
October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$47.45	$39.49	$42.51	$35.81	$30.87
Income from Investment Operations:
Net investment income/(loss)	0.11	0.25	0.28	0.28	0.09
Net gain/(loss) on investments (both realized and unrealized)	4.85	7.87	(2.80)	6.48	4.85
Total from Investment Operations	4.96	8.12	(2.52)	6.76	4.94
Less Distributions and Other:
Dividends (from net investment income)*	(0.35)	(0.16)	(0.50)	(0.06)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	–(3)	–
Total Distributions and Other	(0.35)	(0.16)	(0.50)	(0.06)	–
Net Asset Value, End of Period	$52.06	$47.45	$39.49	$42.51	$35.81
Total Return**	10.48%	20.59%	(6.10)%	18.93%	16.00%
Net Assets, End of Period (in thousands)	$99,858	$59,140	$33,967	$14,228	$37
Average Net Assets for the Period (in thousands)	$65,097	$41,438	$25,488	$8,698	$31
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.94%	0.97%	0.96%	0.96%	0.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.94%	0.97%	0.96%	0.96%	0.39%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.27%	0.66%	0.52%	1.34%	1.01%
Portfolio Turnover Rate	33%	67%	78%	68%^	99%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.84% in 2011 and 0.88% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	Effective March 15, 2013, Janus Global Research Fund was merged with and into Janus Worldwide Fund, resulting in the “Combined Fund.” The activity in the table presented above is for the accounting survivor, Janus Global Research Fund, for the periods prior to the date of the merger, and for the Combined Fund thereafter. The net asset values and other per share information have been restated for periods prior to the merger to reflect the conversion ratio of 0.31777897. The Combined Fund changed its name to “Janus Global Research Fund.” See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Global & International Funds | 111

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period ended	Janus Global Select Fund
October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.37	$9.17	$11.03	$9.04	$7.59
Income from Investment Operations:
Net investment income	–	0.08	0.21	0.03	–
Net gain/(loss) on investments (both realized and unrealized)	1.47	0.22	(1.92)	1.97	1.45
Total from Investment Operations	1.47	0.30	(1.71)	2.00	1.45
Less Distributions and Other:
Dividends (from net investment income)*	(0.04)	(0.10)	(0.15)	(0.01)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	N/A	N/A
Total Distributions and Other	(0.04)	(0.10)	(0.15)	(0.01)	–
Net Asset Value, End of Period	$10.80	$9.37	$9.17	$11.03	$9.04
Total Return**	15.77%	3.30%	(15.83)%	22.17%	19.10%
Net Assets, End of Period (in thousands)	$34,131	$16,902	$26,051	$52,107	$9,121
Average Net Assets for the Period (in thousands)	$16,050	$24,543	$47,794	$28,520	$2,354
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.86%	0.95%	0.84%	0.79%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.86%	0.93%(4)	0.84%(4)	0.79%(4)	0.66%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.00%	0.41%	0.69%	0.57%	(0.31)%
Portfolio Turnover Rate	32%	182%	138%	116%^	125%

Class I Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period ended	Janus Global Technology Fund
October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$18.66	$15.15	$15.32	$12.57	$10.96
Income from Investment Operations:
Net investment income	(0.01)	–	–	–	–
Net gain/(loss) on investments (both realized and unrealized)	1.62	3.51	(0.17)	2.74	1.61
Total from Investment Operations	1.61	3.51	(0.17)	2.74	1.61
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(0.07)	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	0.01	–
Total Distributions and Other	(0.07)	–	–	0.01	–
Net Asset Value, End of Period	$20.20	$18.66	$15.15	$15.32	$12.57
Total Return**	8.64%	23.17%	(1.11)%	21.88%	14.69%
Net Assets, End of Period (in thousands)	$7,728	$7,737	$6,562	$5,959	$973
Average Net Assets for the Period (in thousands)	$7,788	$7,067	$7,506	$1,876	$123
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.84%	0.92%	0.87%	1.10%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.84%(5)	0.92%(5)	0.86%(5)	1.10%(5)	0.63%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.07)%	(0.10)%	(0.16)%	(0.52)%	(1.27)%
Portfolio Turnover Rate	20%	49%	89%	70%^	111%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.93% in 2012, 0.83% in 2011, 0.77% in 2010 and 0.65% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.84% in 2013, 0.90% in 2012, 0.83% in 2011, 0.98% in 2010 and 0.63% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

112 | MARCH 31, 2013

Class I Shares

For a share outstanding during the period ended March 31,
2013 (unaudited), each year or period ended	Janus International Equity Fund
September 30 and each year ended July 31	2013	2012	2011	2010	2009(1)	2009(2)	2008

Net Asset Value, Beginning of Period	$10.57	$9.41	$10.90	$9.65	$9.11	$11.52	$11.39
Income from Investment Operations:
Net investment income	0.07	0.26	0.16	0.09	0.02	0.14	0.08
Net gain/(loss) on investments (both realized and unrealized)	1.29	1.07	(1.55)	1.20	0.52	(2.27)	0.16
Total from Investment Operations	1.36	1.33	(1.39)	1.29	0.54	(2.13)	0.24
Less Distributions and Other:
Dividends (from net investment income)*	(0.13)	(0.17)	(0.10)	(0.04)	–	(0.19)	(0.06)
Distributions (from capital gains)*	–	–	–	–	–	(0.09)	(0.05)
Redemption fees	N/A	–(3)	–(3)	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	(0.13)	(0.17)	(0.10)	(0.04)	–	(0.28)	(0.11)
Net Asset Value, End of Period	$11.80	$10.57	$9.41	$10.90	$9.65	$9.11	$11.52
Total Return**	12.91%	14.33%	(12.93)%	13.44%	5.93%	(17.89)%	2.02%
Net Assets, End of Period (in thousands)	$50,756	$54,979	$111,307	$131,905	$80,850	$71,578	$68,397
Average Net Assets for the Period (in thousands)	$51,385	$107,482	$142,120	$110,413	$75,168	$52,295	$43,172
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.98%	0.99%	0.90%	0.99%	0.97%	1.04%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.98%	0.99%	0.90%	0.99%	0.97%	1.04%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.47%	1.41%	1.36%	1.13%	1.37%	2.00%(4)	1.17%
Portfolio Turnover Rate	34%	57%	77%	132%	19%^	176%	39%

Class I Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the	Janus Overseas Fund
period ended October 31, 2009	2013	2012	2011	2010(5)	2009(6)

Net Asset Value, Beginning of Period	$32.56	$34.03	$47.67	$38.67	$33.51
Income from Investment Operations:
Net investment income	0.15	1.27	0.22	0.08	0.21
Net gain/(loss) on investments (both realized and unrealized)	2.13	(0.07)	(13.73)	9.08	4.95
Total from Investment Operations	2.28	1.20	(13.51)	9.16	5.16
Less Distributions and Other:
Dividends (from net investment income)*	(1.17)	–	(0.13)	(0.17)	–
Distributions (from capital gains)*	–	(2.67)	–	–	–
Redemption fees	N/A	–(3)	–(3)	0.01	–(3)
Total Distributions and Other	(1.17)	(2.67)	(0.13)	(0.16)	–
Net Asset Value, End of Period	$33.67	$32.56	$34.03	$47.67	$38.67
Total Return**	6.99%	3.63%	(28.42)%	23.78%	15.40%
Net Assets, End of Period (in thousands)	$788,500	$882,908	$1,275,662	$1,534,256	$542,392
Average Net Assets for the Period (in thousands)	$864,649	$1,175,310	$1,878,306	$913,570	$447,943
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.58%	0.62%	0.75%	0.80%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.58%	0.62%	0.75%	0.77%	0.69%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.01)%	1.06%	0.61%	0.48%	0.64%
Portfolio Turnover Rate	10%	26%	43%	30%^	45%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.04%. The adjustment had no impact on total net assets or total return of the class.
(5)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(6)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Global & International Funds | 113

Financial Highlights  (continued)

Class N Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and the period ended	Janus International Equity Fund
September 30, 2012	2013	2012(1)

Net Asset Value, Beginning of Period	$10.58	$9.59
Income from Investment Operations:
Net investment income/(loss)	0.05	0.04
Net gain on investments (both realized and unrealized)	1.31	0.95
Total from Investment Operations	1.36	0.99
Less Distributions:
Dividends (from net investment income)*	(0.15)	–
Distributions (from capital gains)*	–	–
Total Distributions	(0.15)	–
Net Asset Value, End of Period	$11.79	$10.58
Total Return**	12.94%	10.32%
Net Assets, End of Period (in thousands)	$101,406	$66,213
Average Net Assets for the Period (in thousands)	$68,610	$59,567
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.92%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%	0.91%
Ratio of Net Investment Income to Average Net Assets***	0.52%	1.19%
Portfolio Turnover Rate	34%	57%

Class N Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and the period ended	Janus Overseas Fund
September 30, 2012	2013	2012(1)

Net Asset Value, Beginning of Period	$32.56	$30.64
Income from Investment Operations:
Net investment income/(loss)	(0.13)	0.36
Net gain on investments (both realized and unrealized)	2.44	1.56
Total from Investment Operations	2.31	1.92
Less Distributions:
Dividends (from net investment income)*	(1.23)	–
Distributions (from capital gains)*	–	–
Total Distributions	(1.23)	–
Net Asset Value, End of Period	$33.64	$32.56
Total Return**	7.10%	6.27%
Net Assets, End of Period (in thousands)	$47,804	$58,250
Average Net Assets for the Period (in thousands)	$57,713	$32,375
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.40%	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.40%	0.44%
Ratio of Net Investment Income to Average Net Assets***	0.18%	0.82%
Portfolio Turnover Rate	10%	26%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.

See Notes to Financial Statements.

114 | MARCH 31, 2013

Class R Shares

Janus Global
Research Fund(1)
For a share outstanding during the period ended March 31, 2013 (unaudited)	2013(2)

Net Asset Value, Beginning of Period	$52.58
Income from Investment Operations:
Net investment income/(loss)	0.01
Net gain/(loss) on investments (both realized and unrealized)	(0.85)
Total from Investment Operations	(0.84)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$51.74
Total Return**	(1.60)%
Net Assets, End of Period (in thousands)	$1,248
Average Net Assets for the Period (in thousands)	$1,235
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.36%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.36%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.64%
Portfolio Turnover Rate	33%

Class R Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period ended	Janus Global Select Fund
October 31, 2009	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$9.30	$9.09	$10.94	$9.02	$7.59
Income from Investment Operations:
Net investment income/(loss)	(0.03)	–	0.13	(0.03)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	1.45	0.26	(1.90)	1.95	1.44
Total from Investment Operations	1.42	0.26	(1.77)	1.92	1.43
Less Distributions and Other:
Dividends (from net investment income)*	–	(0.05)	(0.08)	–	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	–(5)	–(5)	N/A	N/A
Total Distributions and Other	–	(0.05)	(0.08)	–	–
Net Asset Value, End of Period	$10.72	$9.30	$9.09	$10.94	$9.02
Total Return**	15.27%	2.85%	(16.35)%	21.29%	18.84%
Net Assets, End of Period (in thousands)	$2,083	$1,915	$2,159	$3,426	$1,597
Average Net Assets for the Period (in thousands)	$2,056	$2,253	$3,171	$2,334	$1,374
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.46%	1.47%	1.46%	1.50%	1.49%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.46%	1.47%(6)	1.46%(6)	1.50%(6)	1.47%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.61)%	(0.14)%	0.13%	(0.21)%	(0.71)%
Portfolio Turnover Rate	32%	182%	138%	116%^	125%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Effective March 15, 2013, Janus Global Research Fund merged with and into Janus Worldwide Fund. At the time of the merger, there were no corresponding Class R Shares of Janus Global Research Fund, therefore, this class commenced operations on March 15, 2013. Following the merger, Janus Worldwide Fund was renamed Janus Global Research Fund. See Note 8 in Notes to Financial Statements.
(2)	Period from March 15, 2013 through March 31, 2013.
(3)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.
(5)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(6)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.47% in 2012, 1.45% in 2011, 1.49% in 2010 and 1.45% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Global & International Funds | 115

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the period ended March 31,
2013 (unaudited), each year or period ended September 30 and	Janus International Equity Fund
each year ended July 31	2013	2012	2011	2010	2009(1)	2009(2)	2008

Net Asset Value, Beginning of Period	$10.50	$9.30	$10.79	$9.58	$9.05	$11.40	$11.32
Income from Investment Operations:
Net investment income/(loss)	(0.01)	(0.03)	0.10	0.03	0.01	0.09	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	1.32	1.29	(1.56)	1.18	0.52	(2.26)	0.14
Total from Investment Operations	1.31	1.26	(1.46)	1.21	0.53	(2.17)	0.13
Less Distributions and Other:
Dividends (from net investment income)*	(0.12)	(0.06)	(0.03)	–	–	(0.09)	–
Distributions (from capital gains)*	–	–	–	–	–	(0.09)	(0.05)
Redemption fees	N/A	–(3)	–(3)	–(3)	–	–	–
Total Distributions and Other	(0.12)	(0.06)	(0.03)	–	–	(0.18)	(0.05)
Net Asset Value, End of Period	$11.69	$10.50	$9.30	$10.79	$9.58	$9.05	$11.40
Total Return**	12.49%	13.63%	(13.58)%	12.63%	5.86%	(18.61)%	1.11%
Net Assets, End of Period (in thousands)	$1,813	$1,552	$568	$764	$716	$670	$750
Average Net Assets for the Period (in thousands)	$1,667	$665	$902	$672	$694	$538	$647
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.67%	1.70%	1.63%	1.71%	1.71%	1.78%	2.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.67%	1.70%	1.63%	1.71%	1.71%	1.78%	2.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.18)%	0.69%	0.63%	0.41%	0.60%	1.18%(4)	0.22%
Portfolio Turnover Rate	34%	57%	77%	132%	19%^	176%	39%

Class R Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period	Janus Overseas Fund
ended October 31, 2009	2013	2012	2011	2010(5)	2009(6)

Net Asset Value, Beginning of Period	$31.96	$33.64	$47.32	$38.58	$33.51
Income from Investment Operations:
Net investment income/(loss)	(0.04)	0.74	(0.09)	(0.13)	0.16
Net gain/(loss) on investments (both realized and unrealized)	2.17	0.25	(13.59)	8.95	4.91
Total from Investment Operations	2.13	0.99	(13.68)	8.82	5.07
Less Distributions and Other:
Dividends (from net investment income)*	(0.92)	–	–	(0.09)	–
Distributions (from capital gains)*	–	(2.67)	–	–	–
Redemption fees	N/A	–(3)	–(3)	0.01	–
Total Distributions and Other	(0.92)	(2.67)	–	(0.08)	–
Net Asset Value, End of Period	$33.17	$31.96	$33.64	$47.32	$38.58
Total Return**	6.67%	3.01%	(28.91)%	22.91%	15.13%
Net Assets, End of Period (in thousands)	$102,887	$129,777	$132,118	$158,469	$99,338
Average Net Assets for the Period (in thousands)	$117,270	$139,180	$177,799	$128,643	$95,361
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.19%	1.24%	1.43%	1.48%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.19%	1.24%	1.43%	1.48%	1.43%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.61)%	0.44%	(0.08)%	(0.27)%	(0.07)%
Portfolio Turnover Rate	10%	26%	43%	30%^	45%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return of the class.
(5)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(6)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

116 | MARCH 31, 2013

Class S Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and the year or period	Janus Asia Equity Fund
ended September 30	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.23	$7.43	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.02	0.10	(0.23)
Net gain/(loss) on investments (both realized and unrealized)	0.64	1.70	(2.34)
Total from Investment Operations	0.66	1.80	(2.57)
Less Distributions:
Dividends (from net investment income)*	(0.07)	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(0.07)	–	–
Net Asset Value, End of Period	$9.82	$9.23	$7.43
Total Return**	7.11%	24.23%	(25.70)%
Net Assets, End of Period (in thousands)	$1,115	$769	$619
Average Net Assets for the Period (in thousands)	$937	$710	$724
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.79%	4.97%	28.59%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.57%	1.75%	1.36%(2)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.76)%	0.63%	0.84%
Portfolio Turnover Rate	49%	75%	2%^

Class S Shares

	Janus Emerging
For a share outstanding during the period ended March 31, 2013 (unaudited) and the year or period	Markets Fund
ended September 30	2013	2012	2011(3)

Net Asset Value, Beginning of Period	$7.97	$7.41	$10.00
Income from Investment Operations:
Net investment income/(loss)	(0.12)	0.02	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	0.64	0.61	(2.56)
Total from Investment Operations	0.52	0.63	(2.59)
Less Distributions:
Dividends (from net investment income)*	(0.01)	(0.04)	–
Distributions (from capital gains)*	–	(0.03)	–
Total Distributions	(0.01)	(0.07)	–
Net Asset Value, End of Period	$8.48	$7.97	$7.41
Total Return**	6.56%	8.50%	(25.90)%
Net Assets, End of Period (in thousands)	$327	$676	$617
Average Net Assets for the Period (in thousands)	$643	$676	$800
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.95%	2.50%	4.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.39%	1.64%	1.39%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.59)%	0.29%	0.62%
Portfolio Turnover Rate	100%	136%	160%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.84% in 2011 without the waiver of these fees and expenses.
(3)	Period from December 28, 2010 (inception date) through September 30, 2011.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.82% in 2011 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Global & International Funds | 117

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the period ended March 31, 2013 (unaudited),
each year or period ended September 30 and the period ended October 31,	Janus Global Life Sciences Fund
2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$30.82	$22.66	$22.09	$19.66	$17.81
Income from Investment Operations:
Net investment income/(loss)	–	(0.23)	(0.20)	0.21	–
Net gain/(loss) on investments (both realized and unrealized)	4.29	8.39	0.85	2.23	1.85
Total from Investment Operations	4.29	8.16	0.65	2.44	1.85
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(0.08)	(0.02)	–
Distributions (from capital gains)*	(1.13)	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	0.01	–
Total Distributions and Other	(1.13)	–	(0.08)	(0.01)	–
Net Asset Value, End of Period	$33.98	$30.82	$22.66	$22.09	$19.66
Total Return**	14.39%	36.01%	2.94%	12.46%	10.39%
Net Assets, End of Period (in thousands)	$220	$161	$181	$189	$11
Average Net Assets for the Period (in thousands)	$194	$199	$207	$149	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.20%	1.23%	1.24%	1.33%	1.48%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.19%	1.23%	1.24%(4)	1.33%(4)	1.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.42)%	(0.52)%	(0.80)%	1.16%	(0.07)%
Portfolio Turnover Rate	20%	50%	54%	42%^	70%

Class S Shares

For a share outstanding during the period ended March 31, 2013 (unaudited),
each year or period ended September 30 and the period ended October 31,	Janus Global Research Fund(5)
2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$47.36	$39.59	$42.57	$36.01	$31.10
Income from Investment Operations:
Net investment income/(loss)	0.23	0.03	0.29	0.10	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	4.61	7.93	(3.02)	6.52	4.94
Total from Investment Operations	4.84	7.96	(2.73)	6.62	4.91
Less Distributions and Other:
Dividends (from net investment income)*	(0.13)	(0.19)	(0.25)	(0.06)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	–	–	–(3)	–
Total Distributions and Other	(0.13)	(0.19)	(0.25)	(0.06)	–
Net Asset Value, End of Period	$52.07	$47.36	$39.59	$42.57	$36.01
Total Return**	10.25%	20.13%	(6.50)%	18.40%	15.80%
Net Assets, End of Period (in thousands)	$47,179	$3,895	$192	$13	$13
Average Net Assets for the Period (in thousands)	$7,345	$3,136	$154	$12	$2
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.25%	1.38%	1.35%	1.45%	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.23%	1.38%	1.35%	1.45%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.31%	0.20%	0.21%	0.40%	(1.18)%
Portfolio Turnover Rate	33%	67%	78%	68%^	99%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.22% in 2011 and 1.29% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	Effective March 15, 2013, Janus Global Research Fund was merged with and into Janus Worldwide Fund, resulting in the “Combined Fund.” The activity in the table presented above is for the accounting survivor, Janus Global Research Fund, for the periods prior to the date of the merger, and for the Combined Fund thereafter. The net asset values and other per share information have been restated for periods prior to the merger to reflect the conversion ratio of 0.31544413. The Combined Fund changed its name to “Janus Global Research Fund.” See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

118 | MARCH 31, 2013

Class S Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period	Janus Global Select Fund
ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.48	$9.17	$10.98	$9.03	$7.59
Income from Investment Operations:
Net investment income/(loss)	(0.03)	0.04	0.29	(0.03)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	1.50	0.27	(2.05)	1.98	1.45
Total from Investment Operations	1.47	0.31	(1.76)	1.95	1.44
Less Distributions and Other:
Dividends (from net investment income)*	(0.08)	–	(0.05)	–	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	N/A	N/A
Total Distributions and Other	(0.08)	–	(0.05)	–	–
Net Asset Value, End of Period	$10.87	$9.48	$9.17	$10.98	$9.03
Total Return**	15.54%	3.38%	(16.12)%	21.59%	18.97%
Net Assets, End of Period (in thousands)	$1,365	$1,120	$802	$12,076	$13,346
Average Net Assets for the Period (in thousands)	$1,297	$1,238	$7,522	$13,398	$10,379
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.21%	0.74%(4)	1.21%	1.24%	1.24%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.14%	0.73%(4)(5)	1.21%(5)	1.24%(5)	1.21%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.29)%	0.68%	0.14%	0.04%	(0.46)%
Portfolio Turnover Rate	32%	182%	138%	116%^	125%

Class S Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period ended	Janus Global Technology Fund
October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$18.39	$14.99	$15.22	$12.55	$10.96
Income from Investment Operations:
Net investment income/(loss)	(0.02)	–	(0.05)	(0.05)	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.58	3.40	(0.18)	2.72	1.58
Total from Investment Operations	1.56	3.40	(0.23)	2.67	1.59
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(0.07)	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	–(3)	–
Total Distributions and Other	(0.07)	–	–	–	–
Net Asset Value, End of Period	$19.88	$18.39	$14.99	$15.22	$12.55
Total Return**	8.49%	22.68%	(1.51)%	21.27%	14.51%
Net Assets, End of Period (in thousands)	$691	$532	$259	$213	$67
Average Net Assets for the Period (in thousands)	$622	$340	$268	$165	$38
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.22%	1.26%	1.25%	1.43%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.21%(6)	1.26%(6)	1.25%(6)	1.42%(6)	1.26%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.43)%	(0.40)%	(0.54)%	(0.80)%	(0.61)%
Portfolio Turnover Rate	20%	49%	89%	70%^	111%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	A non-recurring expense adjustment impacted the Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets. The ratio would be 1.22% and 1.21%, respectively, without the inclusion of the non-recurring expense adjustment.
(5)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.73% in 2012, 1.20% in 2011, 1.23% in 2010 and 1.19% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.21% in 2013, 1.24% in 2012, 1.21% in 2011, 1.29% in 2010 and 1.26% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Global & International Funds | 119

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the period ended March 31,
2013 (unaudited), each year or period ended September 30 and	Janus International Equity Fund
each year ended July 31	2013	2012	2011	2010	2009(1)	2009(2)	2008

Net Asset Value, Beginning of Period	$10.93	$9.52	$11.04	$9.78	$9.24	$11.62	$11.34
Income from Investment Operations:
Net investment income/(loss)	(0.08)	0.22	0.20	0.04	0.02	0.07	0.03
Net gain/(loss) on investments (both realized and unrealized)	1.45	1.24	(1.67)	1.23	0.52	(2.25)	–
Total from Investment Operations	1.37	1.46	(1.47)	1.27	0.54	(2.18)	0.03
Less Distributions and Other:
Dividends (from net investment income)*	(0.14)	(0.05)	(0.05)	(0.01)	–	(0.12)	(0.01)
Distributions (from capital gains)*	–	–	–	–	–	(0.09)	(0.05)
Redemption fees	N/A	–(3)	–(3)	–(3)	–(3)	0.01	0.31
Total Distributions and Other	(0.14)	(0.05)	(0.05)	(0.01)	–	(0.20)	0.25
Net Asset Value, End of Period	$12.16	$10.93	$9.52	$11.04	$9.78	$9.24	$11.62
Total Return**	12.62%	15.44%	(13.41)%	13.03%	5.84%	(18.22)%	2.94%
Net Assets, End of Period (in thousands)	$4,835	$3,173	$2,865	$6,363	$4,702	$4,279	$3,426
Average Net Assets for the Period (in thousands)	$4,026	$2,714	$5,948	$5,510	$4,556	$2,738	$2,837
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.42%	1.01%(4)	1.38%	1.46%	1.46%	1.54%	1.54%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.41%	1.00%(4)	1.38%	1.46%	1.46%	1.54%	1.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.10%	2.19%	0.84%	0.63%	0.86%	1.50%(5)	1.07%
Portfolio Turnover Rate	34%	57%	77%	132%	19%^	176%	39%

Class S Shares

For a share outstanding during the period ended March 31,
2013 (unaudited), each year or period ended September 30 and	Janus Overseas Fund
the period ended October 31, 2009	2013	2012	2011	2010(6)	2009(7)

Net Asset Value, Beginning of Period	$32.23	$33.82	$47.44	$38.61	$33.51
Income from Investment Operations:
Net investment income/(loss)	0.04	0.90	(0.01)	(0.04)	0.20
Net gain/(loss) on investments (both realized and unrealized)	2.16	0.18	(13.62)	8.97	4.89
Total from Investment Operations	2.20	1.08	(13.63)	8.93	5.09
Less Distributions and Other:
Dividends (from net investment income)*	(1.02)	–	–	(0.11)	–
Distributions (from capital gains)*	–	(2.67)	–	–	–
Redemption fees	N/A	–(3)	0.01	0.01	0.01
Total Distributions and Other	(1.02)	(2.67)	0.01	(0.10)	0.01
Net Asset Value, End of Period	$33.41	$32.23	$33.82	$47.44	$38.61
Total Return**	6.81%	3.28%	(28.71)%	23.20%	15.22%
Net Assets, End of Period (in thousands)	$785,767	$924,703	$1,132,967	$1,728,739	$1,371,807
Average Net Assets for the Period (in thousands)	$882,753	$1,087,271	$1,731,141	$1,601,017	$1,344,815
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.94%	0.99%	1.18%	1.22%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.93%	0.99%	1.18%	1.22%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.36)%	0.67%	0.13%	(0.04)%	0.18%
Portfolio Turnover Rate	10%	26%	43%	30%^	45%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	A non-recurring expense adjustment impacted the Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets. The ratio would be 1.43% and 1.43%, respectively, without the inclusion of the non-recurring expense adjustment.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.04%. The adjustment had no impact on total net assets or total return of the class.
(6)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(7)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

120 | MARCH 31, 2013

Class T Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and the year or period	Janus Asia Equity Fund
ended September 30	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.25	$7.43	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.03	0.15	(0.23)
Net gain/(loss) on investments (both realized and unrealized)	0.63	1.67	(2.34)
Total from Investment Operations	0.66	1.82	(2.57)
Less Distributions and Other:
Dividends (from net investment income)*	(0.08)	–	–
Distributions (from capital gains)*	–	–	–
Redemption fees	N/A	–	–
Total Distributions and Other	(0.08)	–	–
Net Asset Value, End of Period	$9.83	$9.25	$7.43
Total Return**	7.13%	24.50%	(25.70)%
Net Assets, End of Period (in thousands)	$1,513	$861	$619
Average Net Assets for the Period (in thousands)	$1,303	$798	$724
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.56%	4.33%	28.34%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.38%	1.54%	1.35%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.50)%	0.89%	0.85%
Portfolio Turnover Rate	49%	75%	2%^

Class T Shares

	Janus Emerging
For a share outstanding during the period ended March 31, 2013 (unaudited) and the year or period	Markets Fund
ended September 30	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$7.99	$7.41	$10.00
Income from Investment Operations:
Net investment income/(loss)	(0.07)	0.05	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.60	0.60	(2.59)
Total from Investment Operations	0.53	0.65	(2.60)
Less Distributions and Other:
Dividends (from net investment income)*	(0.03)	(0.04)	–
Distributions (from capital gains)*	–	(0.03)	–
Redemption fees	N/A	–(3)	0.01
Total Distributions and Other	(0.03)	(0.07)	0.01
Net Asset Value, End of Period	$8.49	$7.99	$7.41
Total Return**	6.62%	8.78%	(25.90)%
Net Assets, End of Period (in thousands)	$1,697	$2,141	$1,301
Average Net Assets for the Period (in thousands)	$3,195	$2,004	$1,320
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.69%	2.13%	4.08%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.35%	1.42%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.74)%	0.58%	0.85%
Portfolio Turnover Rate	100%	136%	160%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Global & International Funds | 121

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the period ended
March 31, 2013 (unaudited), each year or period ended	Janus Global Life Sciences Fund
September 30 and each year ended October 31	2013	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$31.09	$22.81	$22.19	$19.70	$17.78	$24.12	$20.25
Income from Investment Operations:
Net investment income/(loss)	(0.02)	(0.06)	(0.12)	0.27	0.04	0.03	–
Net gain/(loss) on investments (both realized and unrealized)	4.39	8.35	0.84	2.22	1.94	(6.38)	3.87
Total from Investment Operations	4.37	8.29	0.72	2.49	1.98	(6.35)	3.87
Less Distributions and Other:
Dividends (from net investment income)*	–	(0.01)	(0.10)	–(2)	(0.06)	–	–
Distributions (from capital gains)*	(1.13)	–	–	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	–(3)	–(3)	0.01	–(3)
Total Distributions and Other	(1.13)	(0.01)	(0.10)	–	(0.06)	0.01	–
Net Asset Value, End of Period	$34.33	$31.09	$22.81	$22.19	$19.70	$17.78	$24.12
Total Return**	14.52%	36.34%	3.26%	12.65%	11.21%	(26.29)%	19.11%
Net Assets, End of Period (in thousands)	$315,992	$266,444	$203,916	$230,708	$646,206	$653,106	$894,002
Average Net Assets for the Period (in thousands)	$279,097	$233,296	$232,934	$381,186	$618,360	$835,370	$874,776
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.95%	0.98%	1.00%	1.01%	1.04%	0.98%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.93%	0.98%	1.00%(4)	1.01%(4)	1.03%	0.97%	0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.16)%	(0.28)%	(0.56)%	0.80%	0.28%	0.15%	(0.27)%
Portfolio Turnover Rate	20%	50%	54%	42%^	70%	81%	61%

Class T Shares

For a share outstanding during the period ended
March 31, 2013 (unaudited), each year or period ended	Janus Global Research Fund(5)
September 30 and each year ended October 31	2013	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$46.72	$38.85	$41.80	$35.23	$27.28	$52.97	$40.74
Income from Investment Operations:
Net investment income/(loss)	0.15	0.22	0.12	0.19	0.15	0.12	0.12
Net gain/(loss) on investments (both realized and unrealized)	4.69	7.71	(2.70)	6.38	8.05	(23.46)	14.61
Total from Investment Operations	4.84	7.93	(2.58)	6.57	8.20	(23.34)	14.73
Less Distributions and Other:
Dividends (from net investment income)*	(0.25)	(0.06)	(0.37)	–(2)	(0.25)	(0.15)	(0.15)
Distributions (from capital gains)*	–	–	–	–	–	(2.23)	(2.35)
Redemption fees	N/A	–(3)	–(3)	–(3)	–(3)	0.03	–(3)
Total Distributions and Other	(0.25)	(0.06)	(0.37)	–	(0.25)	(2.35)	(2.50)
Net Asset Value, End of Period	$51.31	$46.72	$38.85	$41.80	$35.23	$27.28	$52.97
Total Return**	10.39%	20.42%	(6.27)%	18.67%	30.46%	(45.95)%	38.09%
Net Assets, End of Period (in thousands)	$946,621	$110,487	$93,622	$114,874	$203,125	$167,476	$284,162
Average Net Assets for the Period (in thousands)	$175,149	$108,203	$118,574	$142,843	$166,030	$260,977	$173,760
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.01%	1.12%	1.10%	1.18%	1.25%	1.15%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.93%	1.11%	1.10%	1.18%	1.24%	1.14%	1.11%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.56%	0.49%	0.30%	0.47%	0.56%	0.39%(6)	0.36%
Portfolio Turnover Rate	33%	67%	78%	68%^	99%	95%	72%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Dividends (from net investment income) aggregated less than $0.01 on a per share basis.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.97% in 2011 and 0.98% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	Effective March 15, 2013, Janus Global Research Fund was merged with and into Janus Worldwide Fund, resulting in the “Combined Fund.” The activity in the table presented above is for the accounting survivor, Janus Global Research Fund, for the periods prior to the date of the merger, and for the Combined Fund thereafter. The net asset values and other per share information have been restated for periods prior to the merger to reflect the conversion ratio of 0.32300045. The Combined Fund changed its name to “Janus Global Research Fund.” See Note 8 in Notes to Financial Statements.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

122 | MARCH 31, 2013

Class T Shares

For a share outstanding during the period ended
March 31, 2013 (unaudited), each year or period
ended September 30 and each year ended	Janus Global Select Fund
October 31	2013	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$9.37	$9.16	$11.01	$9.03	$7.14	$13.57	$9.49
Income from Investment Operations:
Net investment income/(loss)	–	0.06	0.20	(0.01)	0.01	0.08	0.03
Net gain/(loss) on investments (both realized and unrealized)	1.46	0.25	(1.93)	1.99	1.95	(6.47)	4.07
Total from Investment Operations	1.46	0.31	(1.73)	1.98	1.96	(6.39)	4.10
Less Distributions and Other:
Dividends (from net investment income)*	(0.05)	(0.10)	(0.12)	–(2)	(0.06)	(0.04)	(0.02)
Distributions (from capital gains)*	–	–	–	–	–	–	–
Return of capital	N/A	N/A	N/A	N/A	(0.01)	N/A	N/A
Redemption fees	N/A	–(3)	–(3)	N/A	N/A	N/A	N/A
Total Distributions and Other	(0.05)	(0.10)	(0.12)	–	(0.07)	(0.04)	(0.02)
Net Asset Value, End of Period	$10.78	$9.37	$9.16	$11.01	$9.03	$7.14	$13.57
Total Return**	15.57%	3.38%	(15.97)%	21.96%	27.96%	(47.21)%	43.32%
Net Assets, End of Period (in thousands)	$617,966	$653,810	$831,865	$1,381,716	$3,133,551	$2,694,881	$5,188,347
Average Net Assets for the Period (in thousands)	$633,530	$811,160	$1,277,525	$2,008,730	$2,600,372	$4,709,077	$3,773,555
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.96%	0.97%	0.96%	0.95%	0.97%	0.94%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.94%	0.97%(4)	0.96%(4)	0.95%(4)	0.96%(4)	0.94%(4)	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.08)%	0.39%	0.59%	0.22%	0.14%	0.67%	0.34%
Portfolio Turnover Rate	32%	182%	138%	116%^	125%	144%	24%

Class T Shares

For a share outstanding during the period ended
March 31, 2013 (unaudited), each year or period	Janus Global Technology Fund
ended September 30 and each year ended October 31	2013	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$18.56	$15.09	$15.28	$12.57	$9.29	$16.51	$12.23
Income from Investment Operations:
Net investment income/(loss)	(0.02)	(0.02)	(0.03)	(0.05)	–	–	0.06
Net gain/(loss) on investments (both realized and unrealized)	1.62	3.49	(0.16)	2.76	3.28	(7.16)	4.22
Total from Investment Operations	1.60	3.47	(0.19)	2.71	3.28	(7.16)	4.28
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	(0.06)	–
Distributions (from capital gains)*	(0.07)	–	–	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	(0.07)	–	–	–	–	(0.06)	–
Net Asset Value, End of Period	$20.09	$18.56	$15.09	$15.28	$12.57	$9.29	$16.51
Total Return**	8.63%	23.00%	(1.24)%	21.56%	35.31%	(43.51)%	35.00%
Net Assets, End of Period (in thousands)	$253,630	$247,798	$225,429	$265,438	$713,536	$533,329	$1,028,084
Average Net Assets for the Period (in thousands)	$246,291	$244,166	$283,158	$424,663	$584,300	$828,435	$915,092
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.97%	1.01%	1.00%	1.13%	1.06%	1.02%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.95%(5)	1.01%(5)	1.00%(5)	1.13%(5)	1.05%(5)	1.01%(5)	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.15)%	(0.19)%	(0.31)%	(0.66)%	(0.32)%	(0.15)%(6)	0.40%
Portfolio Turnover Rate	20%	49%	89%	70%^	111%	90%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Dividends (from net investment income) aggregated less than $0.01 on a per share basis.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.97% in 2012, 0.95% in 2011, 0.94% in 2010, 0.95% in 2009 and 0.92% in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.94% in 2013, 0.99% in 2012, 0.97% in 2011, 0.99% in 2010, 1.05% in 2009 and 1.01% in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Global & International Funds | 123

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the	Janus International Equity Fund
period ended July 31, 2009	2013	2012	2011	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$10.50	$9.34	$10.86	$9.64	$9.10	$8.34
Income from Investment Operations:
Net investment income	0.02	0.14	0.11	0.05	0.02	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.32	1.18	(1.53)	1.22	0.52	0.75
Total from Investment Operations	1.34	1.32	(1.42)	1.27	0.54	0.76
Less Distributions and Other:
Dividends (from net investment income)*	(0.13)	(0.16)	(0.10)	(0.05)	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	–(3)	–	–
Total Distributions and Other	(0.13)	(0.16)	(0.10)	(0.05)	–	–
Net Asset Value, End of Period	$11.71	$10.50	$9.34	$10.86	$9.64	$9.10
Total Return**	12.87%	14.25%	(13.23)%	13.22%	5.93%	9.11%
Net Assets, End of Period (in thousands)	$12,481	$11,027	$5,184	$2,137	$1	$1
Average Net Assets for the Period (in thousands)	$11,814	$6,256	$4,425	$645	$1	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.16%	1.19%	1.12%	1.26%	1.07%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.15%	1.19%	1.12%	1.26%	1.07%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.32%	1.28%	1.13%	1.14%	1.23%	(0.41)%
Portfolio Turnover Rate	34%	57%	77%	132%	19%^	176%

Class T Shares

For a share outstanding during the period
ended March 31, 2013 (unaudited), each
year or period ended September 30 and each	Janus Overseas Fund
year ended October 31	2013	2012	2011	2010(4)	2009	2008	2007

Net Asset Value, Beginning of Period	$32.44	$33.95	$47.56	$38.65	$27.12	$63.02	$42.45
Income from Investment Operations:
Net investment income	0.10	1.06	0.11	0.01	0.41	0.63	0.36
Net gain/(loss) on investments (both realized and unrealized)	2.15	0.10	(13.68)	9.04	12.66	(31.38)	20.74
Total from Investment Operations	2.25	1.16	(13.57)	9.05	13.07	(30.75)	21.10
Less Distributions and Other:
Dividends (from net investment income)*	(1.11)	–	(0.05)	(0.15)	(0.22)	(0.88)	(0.55)
Distributions (from capital gains)*	–	(2.67)	–	–	(1.33)	(4.29)	–
Redemption fees	N/A	–(3)	0.01	0.01	0.01	0.02	0.02
Total Distributions and Other	(1.11)	(2.67)	(0.04)	(0.14)	(1.54)	(5.15)	(0.53)
Net Asset Value, End of Period	$33.58	$32.44	$33.95	$47.56	$38.65	$27.12	$63.02
Total Return**	6.94%	3.52%	(28.54)%	23.48%	51.63%	(52.78)%	50.24%
Net Assets, End of Period (in thousands)	$2,239,678	$2,712,057	$3,719,191	$6,113,812	$7,112,657	$4,345,024	$11,424,962
Average Net Assets for the Period (in thousands)	$2,566,826	$3,426,766	$6,059,513	$6,528,596	$5,182,633	$9,214,669	$7,916,993
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.69%	0.75%	0.93%	0.95%	0.91%	0.90%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.67%	0.74%	0.93%	0.95%	0.91%	0.89%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.10)%	0.90%	0.37%	0.14%	0.90%	0.79%	0.77%
Portfolio Turnover Rate	10%	26%	43%	30%^	45%	50%	51%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.

See Notes to Financial Statements.

124 | MARCH 31, 2013

Notes to Schedules of Investments and Other Information (unaudited)

Morgan Stanley Capital International All Country Asia ex-Japan Index	A free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Morgan Stanley Capital International World Health Care Index	A capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Information Technology Index	A capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

EDR	European Depositary Receipt

GDR	Global Depositary Receipt

LEAPS	Long-Term Equity Anticipation Securities

LIBOR	London Interbank Offered Rate

NVDR	Non-Voting Depositary Receipt

PCL	Public Company Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
ß	Security is illiquid.

Janus Global & International Funds | 125

Notes to Schedules of Investments and Other Information (unaudited) (continued)

°°  Schedule of Fair Valued Securities (as of March 31, 2013)

		Value as a
	Value	% of Net Assets

Janus Global Life Sciences Fund
Fibrogen, Inc. – Private Placement	$5,786,786	0.6%
GMP Cos. – Private Placement	0	0.0%
Lifesync Holdings – Private Placement	0	0.0%
OvaScience, Inc. – Private Placement	4,005,231	0.4%
Portola Pharmaceuticals, Inc. – Private Placement, 8.0000%	4,130,815	0.4%

	$13,922,832	1.4%

Janus Global Research Fund
Chaoda Modern Agriculture Holdings, Ltd.	$933,837	0.0%

Janus Global Technology Fund
Workday, Inc. – Private Placement	$10,905,523	1.3%

Janus Overseas Fund
Chaoda Modern Agriculture Holdings, Ltd.	$7,284,497	0.1%

Securities are valued at “fair value” pursuant to procedures adopted by the Funds’ Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models. Securities are restricted as to resale and may not have a readily available market.

§ Schedule of Restricted and Illiquid Securities (as of March 31, 2013)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Global Life Sciences Fund
GMP Cos. – Private Placement	3/9/09	$883,256	$0	0.0%
Lifesync Holdings – Private Placement	3/9/09	4,986,172	0	0.0%
Portola Pharmaceuticals, Inc. – Private Placement, 8.0000%	7/3/08	4,130,815	4,130,815	0.4%

		$10,000,243	$4,130,815	0.4%

Janus Global Technology Fund
Workday, Inc. – Private Placement	10/13/11	$2,469,808	$10,905,523	1.3%

The Funds have registration rights for certain restricted securities held as of March 31, 2013. The issuer incurs all registration costs.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2013 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Asia Equity Fund	$104,715	0.7%
Janus Emerging Markets Fund	676,318	2.3%

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended March 31, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 3/31/13

Janus Global Life Sciences Fund
Mediquest Therapeutics – Private Placement	–	$–	8,364,183	$5,018,510	$(5,018,510)	$–	$–

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 3/31/13

Janus Global Select Fund
Bwin.Party Digital Entertainment PLC(1)	–	$–	15,551,248	$63,051,236	$(31,427,599)	$–	N/A

126 | MARCH 31, 2013

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 3/31/13

Janus Overseas Fund
Bajaj Hindusthan, Ltd.(1)	–	$–	11,849,406	$65,208,003	$(59,357,381)	$–	N/A
Chaoda Modern Agriculture Holdings, Ltd.	–	–	–	–	–	–	$7,284,497
Jazz Pharmaceuticals PLC*	199,688	10,532,407	–	–	–	–	171,886,237
John Keells Holdings PLC	–	–	–	–	–	1,276,145	168,701,064
MRV Engenharia e Participacoes S.A.	–	–	2,125,100	12,660,314	373,010	–	101,449,637
Niko Resources, Ltd.*,(1)	–	–	–	–	–	–	N/A
Paul Y Engineering Group, Ltd.	354,518,000	31,405,847	–	–	–	–	34,253,829
Youku Tudou, Inc. (ADR)*	–	–	–	–	–	–	96,633,402

		$41,938,254		$77,868,317	$(58,984,371)	$1,276,145	$580,208,666

(1)	Company was no longer an affiliate as of March 31, 2013.

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of March 31, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Asia Equity Fund
Common Stock
Commercial Banks	$1,093,547	$161,551	$–
Food – Meat Products	–	188,209	–
Internet Content – Entertainment	215,715	134,160	–
All Other	13,149,343	–	–

Total Investments in Securities	$14,458,605	$483,920	$–

Investments in Securities:
Janus Emerging Markets Fund
Common Stock
Broadcast Services and Programming	$–	$225,121	$–
Building Products – Cement and Aggregate	239,427	134,444	–
Cellular Telecommunications	–	183,631	–
Commercial Banks	1,708,998	2,447,314	–
Diversified Operations	372,547	115,080	–
Food – Meat Products	–	225,581	–
Food – Retail	–	202,860	–
Gold Mining	–	118,412	–
Medical – Generic Drugs	–	217,506	–
Metal – Iron	760,982	437,541	–
Oil Companies – Exploration and Production	758,847	334,271	–
Oil Companies – Integrated	276,988	723,264	–
Rubber/Plastic Products	136,750	24,792	–
Telecommunication Services	–	403,449	–
Transportation – Railroad	–	154,865	–
All Other	15,774,776	–	–

Corporate Bond	–	107,227	–

Preferred Stock	–	483,770	–

Total Investments in Securities	$20,029,315	$6,539,128	$–

Janus Global & International Funds | 127

Notes to Schedules of Investments and Other Information (unaudited) (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Global Life Sciences Fund
Common Stock
Health Care Services	$–	$4,005,231	$–
Medical – Biomedical and Genetic	184,426,808	–	5,786,786
Medical – Drugs	258,213,008	28,076,704	–
Medical – Generic Drugs	42,500,862	18,372,607	–
Medical Instruments	23,343,952	–	0
All Other	390,654,425	–	–

Corporate Bond	–	9,249,030	–

Preferred Stock	–	–	4,130,815

Money Market	–	11,432,108	–

Total Investments in Securities	$899,139,055	$71,135,680	$9,917,601

Investments in Securities:
Janus Global Research Fund
Common Stock
Agricultural Operations	$–	$–	$933,837
Commercial Banks	86,261,452	22,725,963	–
Internet Content – Entertainment	–	9,398,629	–
Oil Companies – Integrated	–	32,198,139	–
Transportation – Marine	–	26,613,390	–
All Other	2,222,798,223	–	–

Preferred Stock	–	7,037,689

Warrant	–	25,063,698	–

Total Investments in Securities	$2,309,059,675	$123,037,508	$933,837

Investments in Securities:
Janus Global Select Fund
Common Stock
Oil Companies – Integrated	$–	$35,322,435	$–
Transportation – Marine	–	17,552,015	–
All Other	2,080,329,793	–	–

Preferred Stock	–	36,624,191	–

Total Investments in Securities	$2,080,329,793	$89,498,641	$–

Investments in Securities:
Janus Global Technology Fund
Common Stock
E-Commerce/Services	$22,814,118	$7,430,812	$–
Enterprise Software/Services	58,862,219	10,905,523	–
Internet Content – Entertainment	–	6,095,124	–
Telecommunication Equipment	–	3,356,907	–
Web Portals/Internet Service Providers	31,991,469	2,008,593	–
All Other	712,567,707	–	–

Money Market	–	10,198,275	–

Total Investments in Securities	$826,235,513	$39,995,234	$–

Investments in Securities:
Janus International Equity Fund
Common Stock
Commercial Banks	$15,664,865	$3,309,142	$–
E-Commerce/Services	–	1,810,694	–
Internet Content – Entertainment	–	1,590,886	–
Medical – Drugs	8,424,705	2,854,036	–
Transportation – Marine	–	5,636,972	–
All Other	206,265,851	–	–

Money Market	–	34,876,000	–

Total Investments in Securities	$230,355,421	$50,077,730	$–

128 | MARCH 31, 2013

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Overseas Fund
Common Stock
Agricultural Operations	$–	$–	$7,284,497
E-Commerce/Services	–	65,639,059	–
Food – Retail	–	58,907,705	–
Internet Content – Entertainment	–	96,633,402	–
Oil Companies – Integrated	88,925,208	329,146,082	–
Sugar	8,517,773	400,761	–
All Other	4,918,172,605	–	–

Total Investments in Securities	$5,015,615,586	$550,727,009	$7,284,497

Investments in Purchased Options:
Janus Global Technology Fund	$–	$228,871	$–

Investments in Securities Sold Short:
Janus Global Technology Fund	$(3,608,574)	$–	$–

Other Financial Instruments(b):
Janus Asia Equity Fund	$–	$19,966	$–
Janus Emerging Markets Fund	–	(49,164)	–
Janus Global Life Sciences Fund	–	90,510	–
Janus Global Technology Fund	–	(2,466,387)	–
Janus Overseas Fund	–	(50,624,434)	–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from each Fund at that date. Options are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (for the period ended March 31, 2013)

			Change in			Transfers In
			Unrealized			and/or
	Balance as of	Realized	Appreciation/			Out of	Balance as of
	September 30, 2012	Gain/(Loss)	(Depreciation)	Gross Purchases	Gross Sales	Level 3	March 31, 2013

Investments in Securities:
Janus Global Life Sciences Fund
Common Stock
Medical – Biomedical and Genetic	$5,786,786	$–	$–	$–	$–	$–	$5,786,786
Medical – Generic Drugs	0	–	0	–	0	–	–
Medical Instruments	0	–	–	–	–	–	0
Preferred Stock	4,130,815	–	–	–	–	–	4,130,815

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of March 31, 2013 is noted below.

Fund	Aggregate Value

Janus Asia Equity Fund	$227,160
Janus Emerging Markets Fund	2,714,884
Janus Global Life Sciences Fund	86,601,690
Janus Global Select Fund	121,899,540
Janus Global Technology Fund	135,828,344
Janus Overseas Fund	1,412,909,263

Janus Global & International Funds | 129

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Life Sciences Fund, Janus Global Research Fund (formerly named Janus Worldwide Fund), Janus Global Select Fund, Janus Global Technology Fund, Janus International Equity Fund and Janus Overseas Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the period ended March 31, 2013. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Global Select Fund, which is classified as nondiversified.

Effective March 15, 2013, Janus Global Research Fund merged with and into Janus Worldwide Fund. Following the merger, Janus Worldwide Fund was renamed Janus Global Research Fund. See Note 8 in these Notes to Financial Statements for more details about this merger.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities

130 | MARCH 31, 2013

and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

Janus Global & International Funds | 131

Notes to Financial Statements (unaudited) (continued)

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended March 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Restricted Cash
As of March 31, 2013, Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus International Equity Fund and Janus Overseas Fund had restricted cash in the amounts of $411,000, $1,654,000, $10,960,000, $2,263,000, $1,096,000 and $163,559,797, respectively. The restricted cash represents collateral received in relation to options contracts and swap contracts invested in by the Funds at March 31, 2013. The restricted cash is held at the Funds’ custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the

132 | MARCH 31, 2013

Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2013 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

Janus Global & International Funds | 133

Notes to Financial Statements (unaudited) (continued)

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the period ended March 31, 2013.

	Transfers From	Transfers Out	Transfers Out
	Level 1 to	of Level 2	of Level 3
Fund	Level 2	to Level 1	to Level 2

Janus Emerging Markets Fund	$307,713	$300,180	$–
Janus Global Life Sciences Fund	6,502,119	–	–
Janus Global Research Fund	20,450,769	–	–
Janus Global Select Fund	22,619,681	–	–
Janus Global Technology Fund	–	–	3,520,314
Janus International Equity Fund	6,819,826	–	–

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the period and no factor was applied at the beginning of the fiscal year.

Financial assets were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the beginning of the fiscal year and no factor was applied at the end of the period.

Financial assets were transferred out of Level 3 to Level 2 since certain security’s prices were determined using other significant observable inputs at the end of the period and significant unobservable inputs at the beginning of the fiscal year.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

The significant unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy include, but are not limited to:

•	Liquidity – changes to the liquidity market can have an impact on venture capital investments if additional cash is needed

•	Market conditions – market conditions may impact revenues, potential customers, the ability to raise cash, and the business climate

•	Company specific news – product development progress, staff changes, etc. may indicate progress or setbacks in development of the company

•	Portfolio manager/analyst commentary – valuation/net present value models, conference feedback, conversations with management, and market overviews add data to be used in fair value reviews

•	Other – grey market trading activity and sector performance can provide fair value price indications

In general, any significant changes in any of those inputs in isolation could result in a significantly lower or higher fair value measurement.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Global Pricing Committee to determine the fair value of certain, material Level 3 investments for Janus Global Life Sciences Fund. The table does not include Level 3 investments with values derived utilizing prices from prior transaction or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at	Valuation	Unobservable			Impact to Valuation from
Asset	March 31, 2013	Technique(s)	Input(s)	Range		an Increase in Input**

Common Stock
Medical - Biomedical and Genetic	$5,786,786	Liquidation model	Sales multiple		4x	Increase
			Market penetration		20% - 30%
			Probability of success		50%
			Discount period		5 - 7 years
Medical Instruments	0	N/A	Company specific news	+/- $	1.23 per share	Increase
Medical Instruments	0	N/A	Company specific news	+/- $	0.22 per share	Increase
Preferred Stock
Therapeutics	4,130,815	Comparable private placement	Terms of the deal	+/- $	0.05 per share	Increase

**	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

134 | MARCH 31, 2013

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more of the Funds during the period ended March 31, 2013 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount

Janus Global & International Funds | 135

Notes to Financial Statements (unaudited) (continued)

invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term options contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an

136 | MARCH 31, 2013

unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the period ended March 31, 2013 is indicated in the tables below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Technology Fund
Options outstanding at September 30, 2012	5,075	$891,170
Options written	1,911	3,592,488
Options closed	(5,732)	(2,177,459)
Options expired	(136)	(189,312)
Options exercised	(384)	(549,478)

Options outstanding at March 31, 2013	734	$1,567,409

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to equity risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap agreements traditionally were privately negotiated and entered into in the OTC market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable).

Janus Global & International Funds | 137

Notes to Financial Statements (unaudited) (continued)

Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Funds gain exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if a Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for dividend swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of March 31, 2013.

Fair Value of Derivative Instruments as of March 31, 2013

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Asia Equity Fund
Equity Contracts	Outstanding swap contracts at value	$309,850	Outstanding swap contracts at value	$4,790

Total		$309,850		$4,790

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Emerging Markets Fund
Equity Contracts	Outstanding swap contracts at value	$127,569	Outstanding swap contracts at value	$32,555
Foreign Exchange Contracts		—	Forward currency contracts	12,054

Total		$127,569		$44,609

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Global Life Sciences Fund
Foreign Exchange Contracts	Forward currency contracts	$114,735	Forward currency contracts	$24,225

Total		$114,735		$24,225

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Global Technology Fund
Equity Contracts	Unaffiliated investments at value	$228,871	Options written, at value	$2,035,129
Foreign Exchange Contracts	Forward currency contracts	67,775	Forward currency contracts	499,033

Total		$296,646		$2,534,162

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Overseas Fund
Equity Contracts		$—	Outstanding swap contracts at value	$43,407,815
Foreign Exchange Contracts	Forward currency contracts	1,751,106	Forward currency contracts	8,967,725

Total		$1,751,106		$52,375,540

138 | MARCH 31, 2013

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the period ended March 31, 2013.

The effect of Derivative Instruments on the Statements of Operations for the period ended March 31, 2013

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Asia Equity Fund

Equity Contracts	$21,566	$24,159	$–	$–	$45,725

Total	$21,566	$24,159	$–	$–	$45,725

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Asia Equity Fund

Equity Contracts	$–	$12,518	$–	$–	$12,518

Total	$–	$12,518	$–	$–	$12,518

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Emerging Markets Fund

Equity Contracts	$73,551	$176,868	$–	$–	$250,419

Foreign Exchange Contracts	–	–	–	87,711	87,711

Total	$73,551	$176,868	$–	$87,711	$338,130

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Emerging Markets Fund

Equity Contracts	$497	$27,803	$–	$–	$28,300

Foreign Exchange Contracts	–	–	–	(17,806)	(17,806)

Total	$497	$27,803	$–	$(17,806)	$10,494

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Life Sciences Fund

Foreign Exchange Contracts	$–	$–	$–	$147,931	$147,931

Total	$–	$–	$–	$147,931	$147,931

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Life Sciences Fund

Foreign Exchange Contracts	$–	$–	$–	$51,256	$51,256

Total	$–	$–	$–	$51,256	$51,256

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Research Fund

Foreign Exchange Contracts	$–	$–	$–	$607,600	$607,600

Total	$–	$–	$–	$607,600	$607,600

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Select Fund

Equity Contracts	$–	$–	$(10,768,300)	$–	$(10,768,300)

Total	$–	$–	$(10,768,300)	$–	$(10,768,300)

Janus Global & International Funds | 139

Notes to Financial Statements (unaudited) (continued)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Select Fund

Equity Contracts	$–	$–	$(10,550,259)	$–	$(10,550,259)

Total	$–	$–	$(10,550,259)	$–	$(10,550,259)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Technology Fund

Equity Contracts	$–	$–	$(399,890)	$–	$(399,890)

Foreign Exchange Contracts	–	–	–	5,337,816	5,337,816

Total	$–	$–	$(399,890)	$5,337,816	$4,937,926

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Technology Fund

Equity Contracts	$–	$–	$(3,172,595)	$–	$(3,172,595)

Foreign Exchange Contracts	–	–	–	(398,033)	(398,033)

Total	$–	$–	$(3,172,595)	$(398,033)	$(3,570,628)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Overseas Fund

Equity Contracts	$–	$155,181,120	$–	$–	$155,181,120

Foreign Exchange Contracts	–	–	–	118,142,354	118,142,354

Total	$–	$155,181,120	$–	$118,142,354	$273,323,474

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Overseas Fund

Equity Contracts	$–	$(9,506,964)	$–	$–	$(9,506,964)

Foreign Exchange Contracts	–	–	–	(6,317,927)	(6,317,927)

Total	$–	$(9,506,964)	$–	$(6,317,927)	$(15,824,891)

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Act which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread

140 | MARCH 31, 2013

regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a

Janus Global & International Funds | 141

Notes to Financial Statements (unaudited) (continued)

future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Funds’ investments. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent a Fund invests in Chinese local market equity securities (also known as “A Shares”).

Real Estate Investing
The Funds may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees, disclosed on the Statements of Operations (if applicable), on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

142 | MARCH 31, 2013

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual
		Investment
	Average	Advisory
	Daily	Fee/Base
	Net Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Asia Equity Fund	N/A	0.92
Janus Emerging Markets Fund	N/A	1.00
Janus Global Life Sciences Fund	All Asset Levels	0.64
Janus Global Research Fund	N/A	0.60(1)
Janus Global Select Fund	All Asset Levels	0.64
Janus Global Technology Fund	All Asset Levels	0.64
Janus International Equity Fund	N/A	0.68
Janus Overseas Fund	N/A	0.64

(1)	See Note 8.

For Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Research Fund, Janus International Equity Fund and Janus Overseas Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Asia Equity Fund	MSCI All Country Asia
ex-Japan Index
Janus Emerging Markets Fund	MSCI Emerging Markets IndexSM
Janus Global Research Fund	MSCI World IndexSM (1)
Janus International Equity Fund	MSCI EAFE® Index
Janus Overseas Fund	MSCI All Country World
ex-U.S. IndexSM

(1)	See Note 8.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months (15 months for Janus Overseas Fund). When a Fund’s performance-based fee structure has been in effect for at least 12 months (15 months for Janus Overseas Fund), but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustments began January 2007 for Janus Global Research Fund, December 2007 for Janus International Equity Fund, November 2011 for Janus Overseas Fund, January 2012 for Janus Emerging Markets Fund, and August 2012 for Janus Asia Equity Fund.

No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which a Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

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Notes to Financial Statements (unaudited) (continued)

The application of an expense limit, if any, as well as the additional three-year management fee waivers agreed to by Janus Capital for Janus Global Research Fund, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the period ended March 31, 2013, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Janus Asia Equity Fund	$498
Janus Emerging Markets Fund	(13,317)
Janus Global Research Fund	122,673*
Janus International Equity Fund	99,228
Janus Overseas Fund	(7,862,404)

*	The Performance Adjustment for Janus Worldwide Fund was $(639,746) for the period October 1, 2012 through March 15, 2013.

Janus Capital Singapore Pte. Limited (“Janus Singapore”) serves as subadviser to Janus Asia Equity Fund, Janus Emerging Markets Fund, and, effective December 21, 2012, Janus International Equity Fund. Janus Capital pays Janus Singapore a fee equal to 50% of the advisory fee paid by Janus Asia Equity Fund, one-third of the advisory fee paid by Janus Emerging Markets Fund, and, effective April 1, 2013, one-third of the advisory fee paid by Janus International Equity Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Janus Singapore adjusts up or down based on each of Janus Asia Equity Fund’s, Janus Emerging Markets Fund’s, and Janus International Equity Fund’s performance relative to each Fund’s respective benchmark index over the performance measurement period. Janus Singapore has been in the investment management business since 2011 and serves as subadviser to other U.S. registered investment companies and offshore investment funds. Janus Singapore is a wholly-owned subsidiary of Janus Capital.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

144 | MARCH 31, 2013

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rates shown below. Janus Capital has agreed to continue each waiver until at least February 1, 2014. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

	New Expense
	Limit (%)	Previous Expense
	(February 1, 2013	Limit (%)
Fund	to present)	(until February 1, 2013)

Janus Asia Equity Fund	1.25	1.25
Janus Emerging Markets Fund	1.25	1.25
Janus Global Research Fund	1.07	1.00
Janus Global Select Fund	1.02	0.90
Janus International Equity Fund	1.00	1.25
Janus Overseas Fund	1.00	0.92

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of March 31, 2013 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $101,857 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2013.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Each Fund pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection

Janus Global & International Funds | 145

Notes to Financial Statements (unaudited) (continued)

with the investment advisory services Janus Capital provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds. Total compensation of $245,510 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2013. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2013, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Asia Equity Fund	$1,021
Janus Global Life Sciences Fund	8,262
Janus Global Research Fund	1,511*
Janus Global Select Fund	95
Janus Global Technology Fund	1,770
Janus International Equity Fund	1,631
Janus Overseas Fund	4,858

*	The Upfront Sales Charge for Janus Worldwide Fund was $216 for the period October 1, 2012 through March 15, 2013.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2013.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the period ended March 31, 2013, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Global Life Sciences Fund	$6
Janus Global Research Fund	70
Janus Global Select Fund	296
Janus Global Technology Fund	48
Janus International Equity Fund	642
Janus Overseas Fund	7,074

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

146 | MARCH 31, 2013

During the period ended March 31, 2013, the following Funds recorded distributions from affiliated investments as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 3/31/13

Janus Cash Liquidity Fund LLC
Janus Asia Equity Fund	$9,644,539	$(9,669,539)	$544	$–
Janus Emerging Markets Fund	14,972,597	(15,546,695)	650	–
Janus Global Life Sciences Fund	95,416,277	(105,397,000)	12,855	11,432,108
Janus Global Research Fund	72,999,183	(97,466,696)	2,736	–
Janus Global Select Fund	133,223,257	(133,223,257)	2,551	–
Janus Global Technology Fund	115,204,986	(138,332,000)	30,311	10,198,275
Janus International Equity Fund	69,223,851	(35,551,851)	3,258	34,876,000
Janus Overseas Fund	249,672,275	(249,672,275)	6,281	–

	$760,356,965	$(784,859,313)	$59,186	$56,506,383

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended March 31, 2013, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	9/30/12	Purchases	Purchases	Redemptions	Redemptions	3/31/13

Janus Asia Equity Fund - Class A Shares	$833,333	$–	–	$–	–	$833,333
Janus Asia Equity Fund - Class C Shares	833,333	–	–	–	–	833,333
Janus Asia Equity Fund - Class D Shares	833,334	–	–	–	–	833,334
Janus Asia Equity Fund - Class I Shares	833,333	–	–	–	–	833,333
Janus Asia Equity Fund - Class S Shares	833,333	–	–	–	–	833,333
Janus Asia Equity Fund - Class T Shares	833,334	–	–	–	–	833,334
Janus Emerging Markets Fund - Class A Shares	833,333	–	–	(833,333)	2/25/13	–
Janus Emerging Markets Fund - Class C Shares	833,334	–	–	(701,754)	2/25/13	131,580
Janus Emerging Markets Fund - Class D Shares	833,333	–	–	(833,333)	2/25/13	–
Janus Emerging Markets Fund - Class I Shares	833,333	–	–	(833,333)	2/25/13	–
Janus Emerging Markets Fund - Class S Shares	833,334	–	–	(464,037)	2/25/13	369,297
Janus Emerging Markets Fund - Class T Shares	833,333	–	–	(833,333)	2/25/13	–

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2013 are noted below.

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Notes to Financial Statements (unaudited) (continued)

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Asia Equity Fund	$14,895,048	$977,354	$(929,877)	$47,477
Janus Emerging Markets Fund	26,906,662	1,693,635	(2,031,854)	(338,219)
Janus Global Life Sciences Fund	706,002,214	290,236,589	(16,046,467)	274,190,122
Janus Global Research Fund	2,195,114,305	308,131,669	(70,214,954)	237,916,715
Janus Global Select Fund	1,856,568,694	362,544,626	(49,284,886)	313,259,740
Janus Global Technology Fund	686,330,818	203,297,914	(23,169,114)	180,128,800
Janus International Equity Fund	244,586,098	42,069,627	(6,222,574)	35,847,053
Janus Overseas Fund	6,552,781,928	942,454,711	(1,921,609,547)	(979,154,836)

Information on the tax components of securities sold short as of March 31, 2013 is as follows:

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	(Appreciation)	Depreciation	(Appreciation)

Janus Global Technology Fund	$(3,292,581)	$(315,993)	$–	$(315,993)

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended September 30, 2012

	September 30,	September 30,	No Expiration		Accumulated
Fund	2016	2017	Short-Term	Long-Term	Capital Losses

Janus Asia Equity Fund	$–	$–	$(241,506)	$–	$(241,506)
Janus Emerging Markets Fund	–	–	(616,691)	(15,708)	(632,399)
Janus Global Life Sciences Fund	–	–	–	–	–
Janus Global Research Fund(1),(2)	(15,447,636)	(958,990,945)	–	–	(974,438,581)
Janus Global Select Fund(2)	(8,938,530)	(692,178,716)	–	(7,547,370)	(708,664,616)
Janus Global Technology Fund	–	–	–	–	–
Janus International Equity Fund	–	(22,634,408)	–	–	(22,634,408)
Janus Overseas Fund(2)	(330,727,597)	–	–	(67,260,033)	(397,987,630)

(1)	Amounts represent accumulated capital losses that are available in the Fund as of the close of the merger. See Note 8.
(2)	Capital loss carryovers subject to annual limitations.

148 | MARCH 31, 2013

6.	Capital Share Transactions

	Janus		Janus		Janus
	Asia		Emerging		Global Life		Janus		Janus
For the period ended March 31, 2013 (unaudited)	Equity		Markets		Sciences		Global Research		Global Select
and the year ended September 30, 2012	Fund		Fund		Fund		Fund (1)		Fund
(all numbers in thousands)	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

Transactions in Fund Shares – Class A Shares:
Net change in shares from the acquisition (Note 8)	N/A	N/A	N/A	N/A	N/A	N/A	52	N/A	N/A	N/A
Shares sold	31	12	48	16	79	69	36	335	55	205
Reinvested dividends and distributions	1	–	–	1	5	–	1	–	–	14
Shares repurchased	(5)	–	(107)	(24)	(28)	(9)	(60)	(153)	(422)	(1,288)
Net Increase/(Decrease) in Fund Shares	27	12	(59)	(7)	56	60	29	182	(367)	(1,069)
Shares Outstanding, Beginning of Period	95	83	124	131	107	47	236	54	1,259	2,328
Shares Outstanding, End of Period	122	95	65	124	163	107	265	236	892	1,259
Transactions in Fund Shares – Class C Shares:
Net change in shares from the acquisition (Note 8)	N/A	N/A	N/A	N/A	N/A	N/A	29	N/A	N/A	N/A
Shares sold	2	1	1	14	28	8	22	40	6	37
Reinvested dividends and distributions	–	–	–	1	1	–	–	–	–	–
Shares repurchased	–	–	(76)	(10)	(2)	(12)	(9)	(18)	(182)	(538)
Net Increase/(Decrease) in Fund Shares	2	1	(75)	5	27	(4)	42	22	(176)	(501)
Shares Outstanding, Beginning of Period	84	83	97	92	17	21	63	41	647	1,148
Shares Outstanding, End of Period	86	84	22	97	44	17	105	63	471	647
Transactions in Fund Shares – Class D Shares:
Net change in shares from the acquisition (Note 8)	N/A	N/A	N/A	N/A	N/A	N/A	23,312	N/A	N/A	N/A
Shares sold	917	387	425	767	1,443	1,559	193	316	1,776	4,647
Reinvested dividends and distributions	4	–	6	8	655	27	15	7	848	2,038
Shares repurchased	(337)	(161)	(381)	(508)	(1,088)	(2,068)	(362)	(496)	(16,764)	(27,157)
Net Increase/(Decrease) in Fund Shares	584	226	50	267	1,010	(482)	23,158	(173)	(14,140)	(20,472)
Shares Outstanding, Beginning of Period	366	140	1,170	903	17,972	18,454	2,523	2,696	155,274	175,746
Shares Outstanding, End of Period	950	366	1,220	1,170	18,982	17,972	25,681	2,523	141,134	155,274
Transactions in Fund Shares – Class I Shares:
Net change in shares from the acquisition (Note 8)	N/A	N/A	N/A	N/A	N/A	N/A	360	N/A	N/A	N/A
Shares sold	124	44	1,055	799	88	115	534	608	1,870	769
Reinvested dividends and distributions	2	–	5	4	8	–	9	3	6	22
Shares repurchased	(106)	(3)	(157)	(207)	(49)	(66)	(231)	(225)	(520)	(1,829)
Net Increase/(Decrease) in Fund Shares	20	41	903	596	47	49	672	386	1,356	(1,038)
Shares Outstanding, Beginning of Period	124	83	1,048	452	238	189	1,246	860	1,803	2,841
Shares Outstanding, End of Period	144	124	1,951	1,048	285	238	1,918	1,246	3,159	1,803
Transactions in Fund Shares – Class R Shares:
Net change in shares from the acquisition (Note 8)	N/A	N/A	N/A	N/A	N/A	N/A	23	N/A	N/A	N/A
Shares sold	N/A	N/A	N/A	N/A	N/A	N/A	1	N/A	47	181
Reinvested dividends and distributions	N/A	N/A	N/A	N/A	N/A	N/A	–	N/A	–	1
Shares repurchased	N/A	N/A	N/A	N/A	N/A	N/A	–	N/A	(59)	(213)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	N/A	N/A	N/A	N/A	24	N/A	(12)	(31)
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	206	237
Shares Outstanding, End of Period	N/A	N/A	N/A	N/A	N/A	N/A	24	N/A	194	206
Transactions in Fund Shares – Class S Shares:
Net change in shares from the acquisition (Note 8)	N/A	N/A	N/A	N/A	N/A	N/A	835	N/A	N/A	N/A
Shares sold	31	–	–	1	2	1	35	109	28	61
Reinvested dividends and distributions	1	–	–	1	–	–	1	–	1	–
Shares repurchased	(1)	–	(46)	–	(1)	(4)	(47)	(32)	(21)	(30)
Net Increase/(Decrease) in Fund Shares	31	–	(46)	2	1	(3)	824	77	8	31
Shares Outstanding, Beginning of Period	83	83	85	83	5	8	82	5	118	87
Shares Outstanding, End of Period	114	83	39	85	6	5	906	82	126	118

Janus Global & International Funds | 149

Notes to Financial Statements (unaudited) (continued)

	Janus		Janus		Janus
	Asia		Emerging		Global Life		Janus		Janus
For the period ended March 31, 2013 (unaudited)	Equity		Markets		Sciences		Global Research		Global Select
and the year ended September 30, 2012	Fund		Fund		Fund		Fund (1)		Fund
(all numbers in thousands)	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

Transactions in Fund Shares – Class T Shares:
Net change in shares from the acquisition (Note 8)	N/A	N/A	N/A	N/A	N/A	N/A	16,383	N/A	N/A	N/A
Shares sold	222	97	700	202	1,102	1,292	257	636	1,862	5,593
Reinvested dividends and distributions	1	–	1	2	312	3	12	4	281	889
Shares repurchased	(162)	(87)	(769)	(112)	(780)	(1,666)	(567)	(685)	(14,599)	(27,497)
Net Increase/(Decrease) in Fund Shares	61	10	(68)	92	634	(371)	16,085	(45)	(12,456)	(21,015)
Shares Outstanding, Beginning of Period	93	83	268	176	8,570	8,941	2,365	2,410	69,756	90,771
Shares Outstanding, End of Period	154	93	200	268	9,204	8,570	18,450	2,365	57,300	69,756

(1)	Effective March 15, 2013, Janus Global Research Fund was merged with and into Janus Worldwide Fund, resulting in the “Combined Fund.” The activity in the table presented above is for the accounting survivor, Janus Global Research Fund, for the periods prior to the date of the merger and for the Combined Fund thereafter. Information has been restated for periods prior to the merger to reflect the share conversion ratio of 0.31760456, 0.31401614, 0.32275612, 0.31777897, 0.31544413 and 0.32300045 for Classes A, C, D, I, S and T, respectively. The Combined Fund changed its name to “Janus Global Research Fund.” See Note 8.

150 | MARCH 31, 2013

	Janus		Janus
	Global		International		Janus
For the period ended March 31, 2013	Technology		Equity		Overseas
(unaudited) and the year ended September 30, 2012	Fund		Fund		Fund
(all numbers in thousands)	2013	2012	2013	2012(1)	2013	2012(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	53	110	515	964	1,154	4,679
Reinvested dividends and distributions	1	–	34	60	198	1,074
Shares repurchased	(22)	(61)	(955)	(2,195)	(4,278)	(12,110)
Net Increase/(Decrease) in Fund Shares	32	49	(406)	(1,171)	(2,926)	(6,357)
Shares Outstanding, Beginning of Period	192	143	4,271	5,442	10,469	16,826
Shares Outstanding, End of Period	224	192	3,865	4,271	7,543	10,469
Transactions in Fund Shares – Class C Shares:
Shares sold	24	23	110	315	132	615
Reinvested dividends and distributions	–	–	1	2	40	280
Shares repurchased	(14)	(22)	(205)	(591)	(1,061)	(2,806)
Net Increase/(Decrease) in Fund Shares	10	1	(94)	(274)	(889)	(1,911)
Shares Outstanding, Beginning of Period	68	67	1,361	1,635	3,595	5,506
Shares Outstanding, End of Period	78	68	1,267	1,361	2,706	3,595
Transactions in Fund Shares – Class D Shares:
Shares sold	794	1,458	622	711	885	2,350
Reinvested dividends and distributions	106	–	14	13	1,391	3,674
Shares repurchased	(2,141)	(4,174)	(233)	(367)	(5,362)	(9,187)
Net Increase/(Decrease) in Fund Shares	(1,241)	(2,716)	403	357	(3,086)	(3,163)
Shares Outstanding, Beginning of Period	30,909	33,625	1,224	867	43,131	46,294
Shares Outstanding, End of Period	29,668	30,909	1,627	1,224	40,045	43,131
Transactions in Fund Shares – Class I Shares:
Shares sold	90	159	773	3,896	3,680	11,492
Reinvested dividends and distributions	1	–	41	166	821	2,684
Shares repurchased	(123)	(177)	(1,714)	(10,695)	(8,198)	(24,548)
Net Increase/(Decrease) in Fund Shares	(32)	(18)	(900)	(6,633)	(3,697)	(10,372)
Shares Outstanding, Beginning of Period	415	433	5,201	11,834	27,116	37,488
Shares Outstanding, End of Period	383	415	4,301	5,201	23,419	27,116
Transactions in Fund Shares – Class N Shares:
Shares sold	N/A	N/A	2,989	6,842	118	1,829
Reinvested dividends and distributions	N/A	N/A	84	–	63	–
Shares repurchased	N/A	N/A	(731)	(582)	(549)	(40)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	2,342	6,260	(368)	1,789
Shares Outstanding, Beginning of Period	N/A	N/A	6,260	N/A	1,789	N/A
Shares Outstanding, End of Period	N/A	N/A	8,602	6,260	1,421	1,789
Transactions in Fund Shares – Class R Shares:
Shares sold	N/A	N/A	18	112	416	1,383
Reinvested dividends and distributions	N/A	N/A	2	–	83	278
Shares repurchased	N/A	N/A	(13)	(25)	(1,457)	(1,528)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	7	87	(958)	133
Shares Outstanding, Beginning of Period	N/A	N/A	148	61	4,060	3,927
Shares Outstanding, End of Period	N/A	N/A	155	148	3,102	4,060
Transactions in Fund Shares – Class S Shares:
Shares sold	15	18	160	128	1,875	6,146
Reinvested dividends and distributions	–	–	4	1	775	2,601
Shares repurchased	(9)	(6)	(56)	(140)	(7,821)	(13,557)
Net Increase/(Decrease) in Fund Shares	6	12	108	(11)	(5,171)	(4,810)
Shares Outstanding, Beginning of Period	29	17	290	301	28,693	33,503
Shares Outstanding, End of Period	35	29	398	290	23,522	28,693

Janus Global & International Funds | 151

Notes to Financial Statements (unaudited) (continued)

	Janus		Janus
	Global		International		Janus
For the period ended March 31, 2013	Technology		Equity		Overseas
(unaudited) and the year ended September 30, 2012	Fund		Fund		Fund
(all numbers in thousands)	2013	2012	2013	2012(1)	2013	2012(1)

Transactions in Fund Shares – Class T Shares:
Shares sold	816	1,434	154	822	3,112	11,894
Reinvested dividends and distributions	46	–	12	8	2,446	8,246
Shares repurchased	(1,589)	(3,027)	(150)	(335)	(22,465)	(46,096)
Net Increase/(Decrease) in Fund Shares	(727)	(1,593)	16	495	(16,907)	(25,956)
Shares Outstanding, Beginning of Period	13,350	14,943	1,050	555	83,609	109,565
Shares Outstanding, End of Period	12,623	13,350	1,066	1,050	66,702	83,609

(1)	Period from May 31, 2012 (inception date) through September 30, 2012 for Class N Shares.

7.	Purchases and Sales of Investment Securities

For the period ended March 31, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Asia Equity Fund	$12,764,498	$6,162,757	$–	$–
Janus Emerging Markets Fund	28,135,453	22,925,384	–	–
Janus Global Life Sciences Fund	198,312,971	169,957,665	–	–
Janus Global Research Fund	199,650,128	203,266,614	–	–
Janus Global Select Fund	693,081,782	992,867,393	–	–
Janus Global Technology Fund	157,420,678	175,161,953	–	–
Janus International Equity Fund	85,533,769	73,323,435	–	–
Janus Overseas Fund	587,734,839	1,804,481,895	–	–

8.	Fund Acquisition

On March 15, 2013, Janus Worldwide Fund acquired all of the net assets of Janus Global Research Fund, a separate series of the Trust, pursuant to a plan of reorganization approved by Janus Global Research Fund shareholders on March 8, 2013 (the “Merger”). The purpose of the transaction was to combine two funds with similar investment objectives, strategies and policies, as well as the anticipated expense efficiencies due to the larger asset base of the combined fund after the Merger.

The acquisition was accomplished by a tax-free exchange of shares of Janus Global Research Fund for shares of Janus Worldwide Fund outstanding on March 15, 2013, valued at $329,602,941.

		Number of Janus
	Number of shares	Worldwide Fund
	outstanding of	shares issued for
	Janus Global Research	shares of Janus
	Fund prior to merger	Global Research Fund

Class A	672,246	213,508
Class C	248,269	77,960
Class D	7,602,654	2,453,803
Class I	4,086,150	1,298,493
Class R	N/A	–
Class S	262,639	82,848
Class T	6,720,533	2,170,735

The investment portfolio of Janus Global Research Fund, with a fair value of $327,743,421 and identified cost of $258,745,615 at March 15, 2013, was the principal asset acquired by Janus Worldwide Fund. For financial reporting purposes, assets received and shares issued by Janus Worldwide Fund were recorded at fair value; however, the cost basis of the investments received from Janus Global Research Fund was carried forward to align ongoing reporting of Janus Worldwide Fund’s realized and unrealized gains and losses with amounts distributable to

152 | MARCH 31, 2013

shareholders for tax purposes. Immediately prior to the Merger, the net assets of Janus Worldwide Fund were $2,139,115,944.

Assuming the acquisition had been completed on October 1, 2012, the beginning of the annual reporting period of Janus Worldwide Fund, Janus Worldwide Fund’s pro forma results of operations for the six-month period ended March 31, 2013, are as follows:

Net investment income $2,606,512

Net gain/(loss) on investments $477,786,376

Net increase/(decrease) in net assets resulting from operations $480,392,888

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Janus Global Research Fund that have been included in Janus Worldwide Fund’s Statement of Operations since March 15, 2013.

Effective with the Merger:

•	Janus Global Research Fund merged with and into Janus Worldwide Fund, resulting in the “Combined Fund.”

•	Janus Worldwide Fund became the legal survivor for the Merger; the historical performance of Janus Global Research Fund, including its accounting and financial history, became the Combined Fund’s historical performance.

•	The Combined Fund will use the expense structure of Janus Worldwide Fund, including maintaining the base management fee rate of Janus Worldwide Fund of 0.60%, and the benchmark index of Janus Worldwide Fund, the Morgan Stanley Capital International (“MSCI”) World IndexSM, which will be used for purposes of calculating the Combined Fund’s performance adjustment to the base management fee.

•	For three years after the Merger, Janus Capital will waive its management fee to at least a level that is equivalent to the fee rate the Combined Fund would have paid if, after the Merger, the performance history of Janus Worldwide Fund were used to calculate the performance fee adjustment to the base management fee.

•	The Combined Fund changed its name to “Janus Global Research Fund.”

9.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statements of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Funds’ financial statements.

10.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2013 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Global & International Funds | 153

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and

154 | MARCH 31, 2013

procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds of Janus Investment Fund and the Portfolios of Janus Aspen Series (such Funds and Portfolios, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Funds was good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/ performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

Janus Global & International Funds | 155

Additional Information (unaudited) (continued)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of the subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and the five Funds that have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted

156 | MARCH 31, 2013

that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

Approval of Advisory Agreement During the Period for Janus International Equity Fund

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, approve any new investment advisory or subadvisory agreement for a Fund. At a meeting held on March 14, 2013, the Trustees considered a new sub-advisory agreement between Janus Capital and Janus Capital Singapore Pte. Limited (“Janus Singapore”) for Janus International Equity Fund. During their December 7, 2012 meeting, the Trustees undertook their annual review and consideration of the continuance of the investment advisory and subadvisory agreements currently in place with respect to the Funds in the Janus Funds complex. In connection with this review, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel, which included review of Janus Singapore as a subadviser. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees also met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory and subadvisory agreements then in place for each Fund. At

Janus Global & International Funds | 157

Additional Information (unaudited) (continued)

their meeting held on March 14, 2013, the Trustees unanimously approved a new subadvisory agreement for Janus International Equity Fund for the period through February 1, 2014, subject to earlier termination as provided for in that agreement.

In considering the continuation of the investment advisory and subadvisory agreements in place for each Fund and the new subadvisory agreement for Janus International Equity Fund, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the new subadvisory agreement for Janus International Equity Fund are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services to be provided by Janus Capital and Janus Singapore, taking into account the investment objective and strategy of Janus International Equity Fund. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and Janus Singapore that will be providing investment and risk management services to Janus International Equity Fund. In this regard the Trustees noted that the primary reason for the new sub-advisory agreement was to address regulatory requirements in Singapore related to the move of one of Janus International Equity Fund portfolio managers to Janus Capital’s Singapore office, and that this move was not expected to impact the nature, extent and quality of the investment advisory services provided to Janus International Equity Fund. The Trustees also considered the involvement of Janus Singapore in trade executions and the broker selection process. The Trustees considered the role of each of Janus Capital and Janus Singapore in monitoring adherence to Janus International Equity Fund’s investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Fund and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services to be provided by Janus Capital and Janus Singapore were appropriate and consistent with the terms of the proposed subadvisory agreement. They also concluded that Janus Singapore had sufficient personnel, with the appropriate education and experience, to serve Janus Singapore and Janus Capital effectively.

Costs of Services Provided
The Trustees noted that the proposed subadvisory fee arrangement for Janus International Equity Fund was the same as that for Janus Emerging Markets Fund, also subadvised by Janus Singapore. The Trustees noted that as part of their annual review and consideration of the continuance of the investment advisory and subadvisory agreements currently in place with respect to the Funds in the Janus Funds complex they had reviewed management fees charged by Janus Capital to their separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). In this regard, the Trustees noted servicing that is provided by Janus Capital and Janus Singapore for Janus International Equity Fund relative to those other clients, including, among other services, regulatory compliance and administration services. The Trustees also noted that as part of this annual review, the Trustees and their independent consultant considered information on the profitability to Janus Capital and its affiliates of their relationships with each Fund in the complex, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively.

The Trustees concluded that the proposed subadvisory fee rate payable by Janus Capital to Janus Singapore was reasonable in relation to the nature, extent and quality of the services to be provided.

Performance of the Fund
The Trustees considered the performance results for Janus International Equity Fund over various time periods. They reviewed information comparing Janus International Equity Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. The Trustees concluded that the performance of Janus International Equity Fund had been good under current market conditions.

Economies of Scale
The Trustees considered the potential for Janus Capital and Janus Singapore to realize economies of scale as the assets of Janus International Equity Fund increases. The Trustees noted that Janus International Equity Fund is part of the overall Janus Funds complex, which means, among other things, that the Fund shares directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds.

158 | MARCH 31, 2013

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital, Janus Singapore and their affiliates from their relationships with Janus International Equity Fund. They recognized that two affiliates of Janus Capital separately serve Janus International Equity Fund as transfer agent and distributor, respectively. The Trustees also concluded that Janus Capital and Janus Singapore may potentially benefit from their relationship with each other in other ways. They further concluded that success of Janus International Equity Fund could attract other business to Janus Capital, Janus Singapore or other Funds, and that the success of Janus Capital and Janus Singapore could enhance Janus Capital’s and Janus Singapore’s ability to serve the Fund.

Janus Global & International Funds | 159

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from each of the Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) in the Market Perspective and by the Fund’s managers in the Management Commentary are just that: opinions. They are a reflection of the Chief Investment Officer(s) and managers’ best judgment at the time this report was compiled, which was March 31, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for the Fund. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally,

160 | MARCH 31, 2013

there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the

Janus Global & International Funds | 161

Useful Information About Your Fund Report (unaudited) (continued)

Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

162 | MARCH 31, 2013

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Janus Global & International Funds | 163

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of Janus Global Research Fund was held March 8, 2013. At the meeting, the following matter was voted on and approved by the Shareholders. Each vote and/or fractional vote reported represents one dollar and/or fractional dollar of net asset value held by Shareholders on the record date of the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal
To approve an Agreement and Plan of Reorganization, which provides for the merger of Janus Global Research Fund with and into Janus Worldwide Fund.

		Number of Votes			Percentage of Total Outstanding Votes			Percentage of Voted
Fund	Record Date Votes	Affirmative	Against	Abstain	Affirmative	Against	Abstain	Affirmative	Against	Abstain

Janus Global Research Fund	307,711,783.777	143,860,780.267	16,300,656.729	5,399,540.223	46.752%	5.297%	1.755%	86.893%	9.846%	3.261%

164 | MARCH 31, 2013

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165

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (05/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0513-37938	125-24-01000 05-13

SEMIANNUAL REPORT

March 31, 2013

Janus Growth &
Core Funds

Janus Balanced Fund
Janus Contrarian Fund
Janus Enterprise Fund
Janus Forty Fund
Janus Fund
Janus Growth and Income Fund
Janus Research Fund
Janus Triton Fund
Janus Twenty Fund
Janus Venture Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Growth & Core Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman, CFA
Chief Investment
Officer, Equities

Gibson Smith
Chief Investment
Officer, Fixed Income

SUMMARY

The global economy continues to improve, albeit slowly. As the market becomes more comfortable with the improving growth outlook, we believe risk assets will benefit. We still see plenty of reasons to be positive about equities and corporate credit, and believe that this environment is particularly supportive of fundamental, bottom-up security selection. In our opinion, uncovering companies with sustainable long-term growth drivers or meaningful balance sheet restructuring stories will be key to delivering attractive risk-adjusted returns in equities and fixed income.

ECONOMY ON FIRMER FOOTING

Behind periodic rounds of headline risk, the global economy continues to improve, albeit slowly. Concerns about growth in China and the United States, and to a lesser extent Europe, have begun to abate. Japan’s stock market has rallied on optimism that a weaker yen will boost exports. Emerging market economies continue to gain ground. All this is good news for financial markets, and has been reflected in the new highs reached by many global equity indices, as well as the modest increase in interest rates seen over the past couple of months. As the market gets more comfortable with the improving growth outlook, we believe risk assets will benefit.

However, the world remains exposed to political and fiscal risk, as the recent Cyprus bailout and Italian anti-reform voter sentiment remind us. Meanwhile, U.S. government spending cuts triggered on March 1 have had little noticeable impact on the economy so far but may create modest headwinds over the coming months. However, we believe the U.S. economy has strong structural positives in place to withstand it, including the sweeping changes that horizontal drilling and hydraulic fracturing have brought to the U.S. energy industry, creating a potential advantage for U.S.-based production. This has helped fuel a manufacturing renaissance. The housing industry rebound also shows no sign of tapering off.

In our view, the greatest risk for investors is the complacency that we sense in the markets. That complacency could be disrupted if we don’t see real results in either macroeconomic growth or company performance. However, we continue to believe that the current slow-growth environment is supportive of fundamental, bottom-up individual security selection. In a lower-growth environment, the opportunity to identify companies that can distinguish themselves and compound their earnings at attractive rates is more compelling, as there’s greater differentiation between companies when the economy is slow than when it’s robust.

EQUITIES: A FAVORABLE BACKDROP

Equity markets have enjoyed a significant rally, reflecting some of the recent positives we’ve seen that point to a more stable global economy. Economic growth may be slow, but companies appear to be well-positioned for it.

Equity valuations compared with other asset classes are in line or below historical norms. One point we find particularly interesting is that the premium of growth stocks over value stocks is low relative to long-term averages. This suggests many believe that companies will have a tough time growing at strong rates in an environment of slow economic growth. This perception suits us just fine. If there is a reluctance to believe many companies can demonstrate solid growth, it should ultimately be reflected in the valuations of the companies that do. Finding those companies that can in fact put up growth in a slower economic environment is a challenge we think favors our fundamental research process.

FIXED INCOME: CAUTIOUS ON RATES

We remain constructive on U.S. corporate credit, provided that companies continue to maintain balance sheet discipline. Our biggest concern is the direction of interest rates. Global central bank policy over the past few years has held interest rates at levels that produce negative real rates of return, and historically that has not been sustained for long. Across our fixed income strategies, we have been shortening portfolio duration in order to seek to minimize downside risk if interest rates should rise.

At the same time, we remain cognizant of continued global headline risk. Time and again, we’ve seen unexpected bad news spur risk-off trading in credit markets and a

Janus Growth & Core Funds | 1

(unaudited) (continued)

flight-to-quality rally in U.S. Treasury bonds. This requires us to maintain a balance between our view on rates with the need to maintain some insurance against event risk. As we have done in the past, we would be buyers at the long end of the U.S. Treasury curve in the event that uncertainty and volatility were to increase.

Sincerely,

Jonathan Coleman, CFA
Chief Investment Officer, Equities

Gibson Smith
Chief Investment Officer, Fixed Income

2 | MARCH 31, 2013

Janus Balanced Fund (unaudited)

Fund Snapshot
We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our benchmark and peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.
Marc Pinto co-portfolio manager	Gibson Smith co-portfolio manager

Performance Overview

Janus Balanced Fund’s Class T Shares returned 7.43% for the six-month period ended March 31, 2013, compared with a 5.59% return by the Balanced Index, an internally calculated secondary benchmark. The Balanced Index is composed of a 55% weighting in the S&P 500 Index, the Fund’s primary benchmark, and a 45% weighting in the Barclays U.S. Aggregate Bond Index, the Fund’s secondary benchmark, which returned 10.19% and 0.09%, respectively.

Economic Overview

The global economic recovery progressed slowly during the six months ended March 31, 2013, with investors keeping a close eye on fiscal policy, particularly in the United States, Japan and Europe. In the United States, the early months of the period were overshadowed by uncertainty leading up to U.S. elections in November and concern about the “fiscal cliff,” a combination of spending cuts and tax increases scheduled to take effect on January 1, 2013. Congress partly resolved some of the fiscal cliff issues and postponed the rest.

In Japan, new Prime Minister Shinzo Abe set in motion new monetary and fiscal policies aimed at reflating the Japanese economy. This had the effect of weakening the yen and buoying Japanese equity markets. Meanwhile, the popularity of anti-austerity candidates in Italy and a proposal to impose a bailout levy on large bank depositors in Cyprus renewed concern about Europe’s fiscal problems.

Equity markets rallied, boosted by signs of global economic growth. Low interest rates continued to encourage investors to seek out higher-yielding fixed income risk assets, such as corporate credit. Meanwhile, U.S. Treasury bond and mortgage-backed securities (MBS) markets weakened modestly as investors weighed the possibility that a strengthening U.S. economy could encourage a shift out of Treasuries and prompt the Federal Reserve (Fed) to wind down its bond and MBS purchase programs.

Performance Overview

The Fund underperformed its primary benchmark, the S&P 500 Index, which is not surprising given the strength in equity markets, particularly during the latter half of the period. The Fund outperformed its blended benchmark, the Balanced Index, as well as the Barclays U.S. Aggregate Bond Index.

We modestly increased our allocation to equities during the period, reflecting our more positive view of the economy and equities, particularly in the United States. The U.S. recovery appears to be gaining traction despite fiscal policy uncertainty in Washington. We continue to see improvement in key U.S. markets, including housing and energy, as well as fairly strong consumer sales and U.S. job growth.

Our positioning in consumer discretionary and industrials stocks were the largest relative contributors to outperformance in the equity sleeve, followed by information technology. We have been overweight consumer discretionary for some time since it plays into our key themes, namely emerging market consumption and the relative attractiveness of the media industry. We also feel valuations remain attractive within the sector and appreciate that many of these companies are returning cash to shareholders.

CBS led individual equity sleeve contributors. The multimedia company’s stock gained during the period following its decision to spin off its billboard business into a real estate investment trust (REIT), and to use the proceeds to buy back stock and repurchase debt.

Toymaker Mattel was another top contributor. This is a large position in the equity sleeve, and performed better than the market during the quarter.

Asset manager Blackstone Group also contributed to performance. Blackstone’s stock tends to be supported by strength in equity markets. The equity rally during the

Janus Growth & Core Funds | 3

Janus Balanced Fund (unaudited)

period, increased activity from private equity investors, and the continued recovery in real estate – to which Blackstone has significant exposure through its funds and direct investments – all contributed to Blackstone gains during the period.

Individual equity detractors were led by Apple, which faces increasing competition from Samsung’s lower-priced Galaxy phones. Uncertainty over Apple’s plans for its $137 billion in cash also weighed on stock performance. We added to our Apple holdings during the period, believing that the stock was attractively valued and confident that another product cycle is coming. We also believe that the company eventually will take some action with its cash that is shareholder-friendly.

Express Scripts, a pharmacy benefit manager, sold off during the period after its management team cautioned that Wall Street estimates for 2013 were too aggressive. We believed they were merely trying to be conservative and to manage expectations. We added to our position during the period.

Freeport-McMoRan Copper & Gold declined during a period in which the company acquired Plains Exploration & Production Co. and McMoRan Exploration Co. Investors were concerned that these acquisitions may spread the company too thin. We sold our holdings.

The fixed income sleeve outperformed the Barclays U.S. Aggregate Bond Index, helped by our security selection and overweight allocation to corporate credit, as well as spread carry, or the extra yield that our credit holdings generated compared with the benchmark. Our security selection in MBS also contributed to positive performance.

From an industry sector standpoint, top credit contributors included REITs, noncaptive diversified financial companies and brokerages. Credit sector detractors included property and casualty insurers and integrated energy companies.

Among individual corporate credit names, global insurer American International Group (AIG) was a top contributor to positive performance. In February, AIG tendered for about $1.25 billion of its outstanding higher-cost debt, another step toward further deleveraging its balance sheet. The action can be expected to reduce interest expense and further bolster the company’s credit profile. We increased our allocation to AIG hybrid securities during the period, as the company’s continued execution of its deleveraging plan supports potential credit ratings upgrades.

Another contributor was software and analytics provider Verisk Analytics. Verisk posted strong quarterly results during the period, and its credit profile appears to be improving even faster than had been expected.

Contributors also included General Electric Capital, which provides financing, mortgage and insurance services. GE Capital’s management team has continued to view deleveraging the company’s balance sheet as a top priority. We expect GE’s credit profile to be enhanced as its debt footprint and capital needs decrease over the next few years.

Credit detractors were led by brewer Anheuser-Busch InBev, which was affected by the Justice Department’s effort to block its proposed acquisition of Grupo Modelo, the Mexican brewer of Corona beer, on antitrust grounds. We view Anheuser-Busch as a stable performer, and continue to own short-term Anheuser-Busch credit.

Generic drug manufacturer Actavis also detracted on a relative basis. Pharmaceuticals tend to be steady performers that hold up well during market weakness but can lag higher-yielding credits when the market rallies, and this was the case during the period. We believe that Actavis will execute on balance sheet deleveraging plans and perform well going forward.

Detractors also included dollar-denominated bonds from Italian bank Intesa Sanpaolo. Political instability in Italy affected this credit during the period, but we still believe the bank is positioned to outperform other peripheral euro-zone banks as the region recovers. Intesa Sanpaolo has a relatively strong balance sheet, in our opinion, and some diversification outside Italy.

Our MBS holdings contributed to relative performance, due to positive security selection – particularly our preference for pre-payment-protected, higher-coupon MBS – and our underweight to MBS compared with the benchmark.

Our yield curve positioning in U.S. Treasury securities detracted from relative performance during the period. We held an underweight allocation to Treasury securities compared with the benchmark, but our Treasury duration was modestly longer, increasing the Fund’s sensitivity to the slight rise in long-term Treasury yields that occurred during the period. At present we view Treasury exposure as insurance against the headline risk that continues to crop up from time to time, most recently reflected in the fiscal and political volatility seen in Cyprus and Italy during the first quarter.

At times, the Fund may own various types of derivative instruments. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

4 | MARCH 31, 2013

(unaudited)

Equity Contributors

CBS:  CBS is a multi-media company that operates broadcasting, television production and publishing businesses. We like CBS’ role as a producer of content, which we think will be highly valued going forward. We also appreciate the additional revenue the company is generating by re-transmitting its network to cable and satellite providers.

Mattel:  Mattel designs, manufactures and markets children’s toys. The company’s management team has been executing on efficiency programs and refining its business mix.

Blackstone Group:  The Blackstone Group is a global alternative asset manager and provider of financial advisory services. In our opinion, Blackstone is a best-in-class alternative asset manager, with a strong platform in private equity, real estate, credit, and fund of funds businesses, plus solid advisory and restructuring businesses.

Fixed Income Contributors

AIG:  AIG is an international insurer that offers property-casualty insurance, life insurance and retirement services. Once-embattled AIG recently finished repaying the U.S. government for a $182 billion bailout it received at the height of the credit crisis, largely by selling non-core assets. We expect it to continue its deleveraging efforts, which should support ratings upgrades, in our opinion.

Verisk:  Verisk Analytics provides software and analytics services, primarily to the insurance industry. High barriers to entry have resulted in a dominant market share position. The company’s recent performance and execution have been strong as it continued to drive organic revenue growth in new end markets. Verisk also has had stable earnings/free cash through many economic environments.

General Electric Capital:  General Electric Capital Corp. provides financing, mortgage and insurance services. GE Capital has been executing on its balance sheet transformation, improving its funding model, quality of assets and capital levels while paying down debt. Over the long-term, we like GE Capital’s focus on mid-market commercial lending, as this typically represents one of the first areas of loan growth in a recovering economy.

Equity Detractors

Apple:  Apple designs, manufactures and markets personal computers and related personal computing and mobile communication devices. One of the world’s largest mobile device and computer makers, Apple continues to be the beneficiary of incremental sales opportunities and increased penetration in new geographies, mobile service providers and product categories.

Express Scripts:  Express Scripts is a pharmacy benefit management (PBM) and specialty managed-care company. Express Scripts’ merger with Medco Health in 2012 created the largest PBM in the market today. We believe that PBMs will enjoy revenue and margin expansion as a result of increasing prescription drug spending, the wave of generic drugs and the growth in specialty drug use.

Freeport-McMoRan:  During the period, Freeport-McMoRan Copper & Gold acquired Plains Exploration & Production Co. and McMoRan Exploration Co. We sold our holdings.

Fixed Income Detractors

Anheuser-Busch:  Anheuser-Busch InBev brews beer. We view the company as a stable cash flow generator with a continued focus on deleveraging its balance sheet.

Actavis:  Actavis is a generic drug manufacturer that resulted from the acquisition of Actavis by Watson Pharmaceuticals last year. We believe the combination will allow the company to expand its footprint to global markets. We expect Actavis to deliver on its pledge of rapid balance sheet deleveraging.

Intesa Sanpaolo:  Intesa Sanpaolo is an Italian banking and financial services company. We believe the bank is positioned to outperform other peripheral euro-zone banks as the region recovers.

Outlook

We believe that the U.S. economy is improving and that the United States remains the most attractive place in the world for global investors – equity valuations are reasonable, political issues are minor compared with those in other parts of the world, and interest rates remain near all-time lows. We expect companies to continue to return cash to shareholders, and are seeing them become even more focused on increasing dividends and share repurchases. That they can take these actions in a slow-growth environment reflects the strength of their positioning and profitability, in our opinion.

The global economy, while not robust, seems to be headed in the right direction. Concerns about growth in China and the United States, and to a lesser extent Europe, have begun to abate. Across-the-board U.S. government

Janus Growth & Core Funds | 5

Janus Balanced Fund (unaudited)

spending cuts were triggered on March 1 with little material impact on the markets. The Fed has continued to emphasize its commitment to keeping interest rates low for an extended period. Finally, we continue to see improvement in key U.S. markets, including housing and energy, as well as fairly strong consumer sales and U.S. job growth. Having said that, we remain disciplined in reviewing our holdings and taking profits in some of our winning equity positions, while considering adding to some of our underperforming positions when we believe it is appropriate.

We are taking the same view in the fixed income sleeve, cognizant that credit spreads over Treasury securities have tightened dramatically over the last four years. We have made a conscious effort to reduce or eliminate exposure to credit securities whose valuations leave little room for further spread compression, in our view, while increasing duration in those securities that we believe offer the best risk-adjusted return potential going forward. We remain constructive on U.S. corporate credit, provided that companies continue to maintain balance sheet discipline, but believe that careful security selection is the key to success. While we are concerned about the potential for rising interest rates, we recognize the need to maintain Treasury exposure as insurance against periodic bouts of headline risk, such as the volatility we saw in Cyprus and Italy near the end of the first quarter.

We continue to believe that the current slow-growth environment is supportive of fundamental, bottom-up individual security selection. The opportunity to identify companies that can distinguish themselves and compound their earnings at attractive rates is more compelling, as there generally is greater differentiation between companies when the economy is slow than when it is robust.

Thank you for investing in Janus Balanced Fund.

6 | MARCH 31, 2013

(unaudited)

Janus Balanced Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

CBS Corp. – Class B	1.14%
Mattel, Inc.	0.80%
Blackstone Group L.P.	0.74%
LyondellBasell Industries N.V. – Class A	0.73%
NYSE Euronext	0.65%

5 Bottom Performers – Equity Holdings

Contribution

Apple, Inc.	–1.66%
Express Scripts Holding Co.	–0.19%
Freeport-McMoRan Copper & Gold, Inc.	–0.16%
Western Union Co.	–0.16%
Canadian Natural Resources, Ltd. (U.S. Shares)	–0.15%

5 Top Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	S&P 500® Index Weighting

Consumer Discretionary	0.78%	23.12%	11.39%
Industrials	0.78%	8.19%	10.09%
Information Technology	0.74%	14.72%	18.84%
Energy	0.41%	8.02%	11.11%
Health Care	0.31%	13.54%	12.21%

5 Bottom Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	S&P 500® Index Weighting

Consumer Staples	–0.32%	7.79%	10.82%
Other**	–0.30%	3.17%	0.00%
Telecommunication Services	–0.02%	1.58%	3.07%
Utilities	0.01%	0.00%	3.45%
Materials	0.02%	7.20%	3.53%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Growth & Core Funds | 7

Janus Balanced Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2013

CBS Corp. – Class B Television	2.5%
Apple, Inc. Computers	2.1%
Mattel, Inc. Toys	2.0%
Philip Morris International, Inc. Tobacco	2.0%
E.I. du Pont de Nemours & Co. Chemicals – Diversified	1.7%

10.3%

Asset Allocation – (% of Net Assets)
As of March 31, 2013

Emerging markets comprised 0.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2013

As of September 30, 2012

8 | MARCH 31, 2013

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2013						per the January 28, 2013 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Balanced Fund – Class A Shares
NAV	7.31%	9.74%	6.81%	8.45%	9.90%	0.97%	0.97%
MOP	1.13%	3.41%	5.55%	7.81%	9.59%

Janus Balanced Fund – Class C Shares
NAV	6.95%	8.97%	6.02%	7.67%	9.25%	1.71%	1.71%
CDSC	5.95%	7.97%	6.02%	7.67%	9.25%

Janus Balanced Fund – Class D Shares(1)	7.47%	10.08%	6.97%	8.55%	9.96%	0.72%	0.72%

Janus Balanced Fund – Class I Shares	7.50%	10.05%	6.91%	8.52%	9.94%	0.69%	0.69%

Janus Balanced Fund – Class N Shares	7.52%	9.99%	6.91%	8.52%	9.94%	0.59%	0.59%

Janus Balanced Fund – Class R Shares	7.12%	9.42%	6.36%	7.97%	9.53%	1.33%	1.33%

Janus Balanced Fund – Class S Shares	7.26%	9.67%	6.63%	8.24%	9.75%	1.08%	1.08%

Janus Balanced Fund – Class T Shares	7.43%	9.99%	6.91%	8.52%	9.94%	0.83%	0.83%

S&P 500® Index	10.19%	13.96%	5.81%	8.53%	8.80%

Barclays U.S. Aggregate Bond Index	0.09%	3.77%	5.47%	5.02%	6.21%

Balanced Index	5.59%	9.44%	6.01%	7.20%	7.95%

Morningstar Quartile – Class T Shares	–	2nd	1st	1st	1st

Morningstar Ranking – based on total return for Moderate Allocation Funds	–	331/946	62/795	77/594	15/255

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Growth & Core Funds | 9

Janus Balanced Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2014.

The expense ratios for Class N Shares are estimated.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

The Fund invests in mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – September 1, 1992
(1)	Closed to new investors.

10 | MARCH 31, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12 - 3/31/13)

Class A Shares	$1,000.00	$1,073.10	$5.12	$1,000.00	$1,020.00	$4.99	0.99%

Class C Shares	$1,000.00	$1,069.50	$8.77	$1,000.00	$1,016.45	$8.55	1.70%

Class D Shares	$1,000.00	$1,074.70	$3.78	$1,000.00	$1,021.29	$3.68	0.73%

Class I Shares	$1,000.00	$1,075.00	$3.72	$1,000.00	$1,021.34	$3.63	0.72%

Class N Shares	$1,000.00	$1,075.20	$3.05	$1,000.00	$1,021.99	$2.97	0.59%

Class R Shares	$1,000.00	$1,071.20	$6.87	$1,000.00	$1,018.30	$6.69	1.33%

Class S Shares	$1,000.00	$1,072.60	$5.58	$1,000.00	$1,019.55	$5.44	1.08%

Class T Shares	$1,000.00	$1,074.30	$4.24	$1,000.00	$1,020.84	$4.13	0.82%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financials or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Growth & Core Funds | 11

Janus Balanced Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 1.5%
$4,814,000	AmeriCredit Automobile Receivables Trust 2.6800%, 10/9/18	$4,950,703
53,151,582	Banc of America Large Loan Trust 2.5030%, 11/15/15 (144A),‡	53,442,162
1,823,000	Banc of America Large Loan Trust 1.3032%, 8/15/29 (144A),‡	1,778,891
7,368,231	Beacon Container Finance LLC 3.7200%, 9/20/27 (144A)	7,679,811
6,404,000	Commercial Mortgage Pass Through Certificates 3.3960%, 3/10/31 (144A)	6,590,123
8,539,000	Commercial Mortgage Trust 5.8670%, 12/10/49‡	9,660,760
4,817,000	FREMF Mortgage Trust 2.7997%, 5/25/19 (144A),‡	5,062,590
5,669,000	FREMF Mortgage Trust 4.9323%, 7/25/21 (144A),‡	6,306,944
4,056,000	GS Mortgage Securities Corp. II 3.7700%, 1/10/18‡	4,120,801
2,503,000	GS Mortgage Securities Corp. II 2.9540%, 11/5/22 (144A)	2,493,454
7,152,000	GS Mortgage Securities Corp. II 3.4350%, 12/10/27 (144A),‡	6,471,215
3,458,000	GS Mortgage Securities Corp. II 3.8022%, 11/8/29 (144A),‡	3,472,679
7,760,000	GS Mortgage Securities Corp. II 2.8022%, 11/8/29 (144A),‡	7,799,902
12,072,000	GS Mortgage Securities Corp. Trust 3.5510%, 4/10/34 (144A),‡	12,693,889
3,952,000	Santander Drive Auto Receivables Trust 2.5200%, 9/15/16	4,014,319
4,254,000	Santander Drive Auto Receivables Trust 3.3000%, 9/17/18	4,396,632
5,264,000	Wachovia Bank Commercial Mortgage Trust 5.5910%, 4/15/47‡	5,820,894

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $143,168,450)		146,755,769

Bank Loans – 0.3%
Casino Hotels – 0.1%
13,531,088	MGM Resorts International 4.2500%, 12/20/19‡	13,740,819
Metal – Iron – 0.1%
5,766,025	FMG Resources August 2006 Pty, Ltd. 5.2500%, 10/18/17‡	5,831,412
Pharmaceuticals – 0.1%
6,643,463	Quintiles Transnational Corp. 4.5000%, 6/8/18‡	6,722,388

Total Bank Loans (cost $25,822,555)		26,294,619

Common Stock – 57.9%
Aerospace and Defense – 1.6%
1,825,308	Boeing Co.	156,702,692
Agricultural Chemicals – 0.5%
606,691	Syngenta A.G. (ADR)	50,810,371
Apparel Manufacturers – 0.6%
1,222,658	Coach, Inc.	61,120,673
Applications Software – 1.3%
854,031	Intuit, Inc.	56,067,135
2,455,362	Microsoft Corp.	70,247,907
		126,315,042
Athletic Footwear – 1.5%
2,401,343	NIKE, Inc. – Class B	141,703,250
Automotive – Cars and Light Trucks – 0.3%
446,217	Daimler A.G. (U.S. Shares)	24,341,137
Beverages – Wine and Spirits – 0.5%
1,651,859	Diageo PLC**	52,072,305
Cable/Satellite Television – 1.8%
583,980	DIRECTV*	33,059,108
1,437,175	Time Warner Cable, Inc.	138,055,030
		171,114,138
Casino Hotels – 1.1%
1,875,633	Las Vegas Sands Corp.	105,691,920
Chemicals – Diversified – 3.3%
3,199,588	E.I. du Pont de Nemours & Co.	157,291,746
2,448,656	LyondellBasell Industries N.V. – Class A	154,975,438
		312,267,184
Commercial Banks – 1.8%
2,440,725	CIT Group, Inc.*	106,122,723
2,530,103	Standard Chartered PLC**	65,478,100
		171,600,823
Commercial Services – Finance – 1.2%
205,537	MasterCard, Inc. – Class A	111,222,237
Computers – 2.1%
440,334	Apple, Inc.	194,905,038
Cosmetics and Toiletries – 0.5%
769,973	Estee Lauder Cos., Inc. – Class A	49,301,371
Diversified Banking Institutions – 0.8%
1,604,363	JPMorgan Chase & Co.	76,143,068
Diversified Operations – 0.3%
412,117	Dover Corp.	30,035,087
E-Commerce/Products – 1.0%
1,759,934	eBay, Inc.*	95,423,622
E-Commerce/Services – 0.6%
82,275	priceline.com, Inc.*	56,599,441
Electronic Components – Miscellaneous – 1.6%
701,170	Garmin, Ltd.	23,166,657
2,968,752	TE Connectivity, Ltd. (U.S. Shares)	124,479,771
		147,646,428
Electronic Connectors – 0.4%
533,783	Amphenol Corp. – Class A	39,846,901
Enterprise Software/Services – 0.4%
1,642,791	CA, Inc.	41,349,050
Finance – Credit Card – 0.3%
481,439	American Express Co.	32,477,875
Finance – Investment Bankers/Brokers – 0.2%
324,642	Greenhill & Co., Inc.	17,329,390

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

12 | MARCH 31, 2013

Schedule of Investments (unaudited)

As of March 31, 2013

Shares or Principal Amount		Value

Food – Confectionary – 0.9%
938,185	Hershey Co.	$82,119,333
Instruments – Controls – 0.8%
1,040,325	Honeywell International, Inc.	78,388,489
Investment Management and Advisory Services – 1.2%
5,984,246	Blackstone Group L.P.	118,368,386
Life and Health Insurance – 0.6%
3,284,992	Prudential PLC**	53,149,558
Medical – Drugs – 5.6%
1,613,891	Abbott Laboratories	57,002,630
2,909,982	AbbVie, Inc.	118,669,066
723,709	Allergan, Inc.	80,787,636
1,228,295	Bristol-Myers Squibb Co.	50,593,471
935,065	Johnson & Johnson	76,235,850
757,824	Shire PLC (ADR)**	69,234,801
468,615	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	35,155,497
1,203,296	Zoetis, Inc.	40,190,086
		527,869,037
Medical – Generic Drugs – 0.7%
2,387,445	Mylan, Inc.*	69,092,658
Medical – HMO – 1.3%
2,371,649	Aetna, Inc.	121,238,697
Medical – Wholesale Drug Distributors – 0.7%
1,233,372	AmerisourceBergen Corp.	63,456,989
Metal Processors and Fabricators – 0.4%
205,177	Precision Castparts Corp.	38,905,663
Multimedia – 0.9%
1,406,591	Viacom, Inc. – Class B	86,603,808
Oil and Gas Drilling – 0.2%
601,498	Noble Corp.	22,947,149
Oil Companies – Integrated – 1.6%
1,310,605	Chevron Corp.	155,726,086
Oil Field Machinery and Equipment – 0.6%
751,457	National Oilwell Varco, Inc.	53,165,583
Oil Refining and Marketing – 0.3%
614,241	Valero Energy Corp.	27,941,823
Pharmacy Services – 1.2%
1,933,579	Express Scripts Holding Co.*	111,470,829
Pipelines – 1.5%
2,284,979	Enterprise Products Partners L.P.	137,761,384
Real Estate Management/Services – 0.6%
61,628,705	Colony American Homes Holdings III L.P. – Private Placement*,,§	61,628,705
REIT – Health Care – 0.7%
965,253	Ventas, Inc.	70,656,520
Retail – Auto Parts – 0.4%
103,977	AutoZone, Inc.*	41,254,954
Retail – Building Products – 0.5%
642,635	Home Depot, Inc.	44,843,070
Retail – Major Department Stores – 0.8%
1,361,844	Nordstrom, Inc.	75,214,644
Software Tools – 0.3%
401,072	VMware, Inc. – Class A*	31,636,559
Super-Regional Banks – 1.6%
4,383,168	U.S. Bancorp	148,720,890
Telephone – Integrated – 0.8%
1,680,542	CenturyLink, Inc.	59,037,441
412,107	Verizon Communications, Inc.	20,255,059
		79,292,500
Television – 2.5%
5,004,978	CBS Corp. – Class B	233,682,423
Tobacco – 2.7%
2,049,369	Altria Group, Inc.	70,477,800
2,005,182	Philip Morris International, Inc.**	185,900,423
		256,378,223
Toys – 2.0%
4,339,731	Mattel, Inc.	190,036,821
Transportation – Railroad – 1.9%
427,031	Canadian Pacific Railway, Ltd. (U.S. Shares)	55,714,735
860,816	Union Pacific Corp.	122,588,806
		178,303,541
Wireless Equipment – 0.9%
1,326,299	Motorola Solutions, Inc.	84,922,925

Total Common Stock (cost $4,093,268,040)		5,510,796,290

Corporate Bonds – 25.1%
Aerospace and Defense – Equipment – 0.2%
$10,011,000	Exelis, Inc. 4.2500%, 10/1/16	10,748,641
4,523,000	Exelis, Inc. 5.5500%, 10/1/21	4,809,564
2,613,000	TransDigm, Inc. 7.7500%, 12/15/18	2,867,767
		18,425,972
Agricultural Chemicals – 0.3%
11,188,000	CF Industries, Inc. 6.8750%, 5/1/18	13,404,925
9,057,000	CF Industries, Inc. 7.1250%, 5/1/20	11,221,650
		24,626,575
Airlines – 0.1%
8,570,000	Southwest Airlines Co. 5.1250%, 3/1/17	9,418,164
Automotive – Cars and Light Trucks – 0.1%
5,008,000	Jaguar Land Rover Automotive PLC 5.6250%, 2/1/23 (144A),**	5,202,060
Brewery – 0.2%
5,900,000	Heineken N.V. 1.4000%, 10/1/17 (144A)	5,873,173
14,547,000	SABMiller Holdings, Inc. 3.7500%, 1/15/22 (144A)	15,570,367
		21,443,540
Building – Residential and Commercial – 0.2%
4,779,000	D.R. Horton, Inc. 4.7500%, 5/15/17	5,071,714

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 13

Janus Balanced Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares or Principal Amount		Value

Building – Residential and Commercial – (continued)
$6,451,000	M.D.C. Holdings, Inc. 5.3750%, 12/15/14	$6,919,091
3,560,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	3,980,546
		15,971,351
Building Products – Cement and Aggregate – 0.1%
11,563,000	Hanson, Ltd. 6.1250%, 8/15/16**	12,761,621
Cable/Satellite Television – 0.1%
5,759,000	Comcast Corp. 3.1250%, 7/15/22	5,892,430
Casino Hotels – 0.1%
3,736,000	MGM Resorts International 6.6250%, 7/15/15	4,053,560
5,338,000	MGM Resorts International 7.5000%, 6/1/16	5,911,835
		9,965,395
Chemicals – Diversified – 0.4%
23,810,000	LyondellBasell Industries N.V. 5.0000%, 4/15/19	26,905,300
7,929,000	LyondellBasell Industries N.V. 6.0000%, 11/15/21	9,395,865
		36,301,165
Chemicals – Specialty – 0.4%
6,779,000	Ashland, Inc. 3.8750%, 4/15/18 (144A)	6,863,738
6,891,000	Ashland, Inc. 4.7500%, 8/15/22 (144A)	7,011,592
9,655,000	Ashland, Inc. 6.8750%, 5/15/43 (144A)	10,427,400
9,780,000	Ecolab, Inc. 3.0000%, 12/8/16	10,395,856
		34,698,586
Coatings and Paint Products – 0.2%
10,616,000	Sherwin-Williams Co. 3.1250%, 12/15/14	11,043,602
7,146,000	Valspar Corp. 4.2000%, 1/15/22	7,776,656
		18,820,258
Commercial Banks – 1.6%
25,083,000	American Express Bank FSB 5.5000%, 4/16/13	25,117,966
10,894,000	CIT Group, Inc. 5.2500%, 4/1/14 (144A)	11,316,142
3,796,000	CIT Group, Inc. 4.7500%, 2/15/15 (144A)	3,976,310
13,891,000	CIT Group, Inc. 4.2500%, 8/15/17	14,516,095
3,759,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	4,285,260
18,668,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	20,488,130
10,696,000	HSBC Bank USA N.A. 4.8750%, 8/24/20	12,009,608
17,812,000	Intesa Sanpaolo SpA 3.8750%, 1/16/18	17,223,313
12,686,000	SVB Financial Group 5.3750%, 9/15/20	14,359,055
17,246,000	Zions Bancorp 7.7500%, 9/23/14	18,749,679
7,539,000	Zions Bancorp 4.5000%, 3/27/17	8,052,617
		150,094,175
Computer Aided Design – 0.2%
5,195,000	Autodesk, Inc. 1.9500%, 12/15/17	5,145,273
9,506,000	Autodesk, Inc. 3.6000%, 12/15/22	9,536,942
		14,682,215
Computers – Memory Devices – 0.1%
10,545,000	Seagate Technology International 10.0000%, 5/1/14 (144A)	11,151,337
Consulting Services – 0.7%
8,035,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	8,569,046
38,678,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	44,627,489
12,062,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	12,477,861
		65,674,396
Containers – Paper and Plastic – 0.2%
6,002,000	Packaging Corp. of America 3.9000%, 6/15/22	6,190,181
3,183,000	Rock-Tenn Co. 4.4500%, 3/1/19	3,455,474
8,610,000	Rock-Tenn Co. 4.9000%, 3/1/22	9,313,893
		18,959,548
Data Processing and Management – 0.1%
8,255,000	Fiserv, Inc. 3.1250%, 10/1/15	8,663,944
4,853,000	Fiserv, Inc. 3.1250%, 6/15/16	5,113,393
		13,777,337
Dialysis Centers – 0.1%
5,576,000	Fresenius Medical Care U.S. Finance II, Inc. 5.8750%, 1/31/22 (144A)	6,224,210
Diversified Banking Institutions – 1.7%
2,704,000	Bank of America Corp. 4.5000%, 4/1/15	2,865,221
12,945,000	Bank of America Corp. 1.5000%, 10/9/15	12,987,757
11,646,000	Bank of America Corp. 3.6250%, 3/17/16	12,353,914
10,405,000	Bank of America Corp. 3.7500%, 7/12/16	11,066,404
5,780,000	Bank of America Corp. 2.0000%, 1/11/18	5,752,505
4,389,000	Bank of America Corp. 8.0000%, 7/30/99‡	4,932,358
7,240,000	Bank of America Corp. 8.1250%, 11/15/99‡	8,146,137

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

14 | MARCH 31, 2013

Schedule of Investments (unaudited)

As of March 31, 2013

Shares or Principal Amount		Value

Diversified Banking Institutions – (continued)
$26,233,000	Citigroup, Inc. 5.0000%, 9/15/14	$27,545,437
10,910,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	11,586,344
4,710,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	5,273,259
24,599,000	Goldman Sachs Group, Inc. 2.3750%, 1/22/18	24,934,334
8,516,000	Goldman Sachs Group, Inc. 3.6250%, 1/22/23	8,575,893
2,252,000	Morgan Stanley 4.2000%, 11/20/14	2,357,150
6,053,000	Morgan Stanley 4.0000%, 7/24/15	6,388,451
12,597,000	Morgan Stanley 3.4500%, 11/2/15	13,201,354
4,259,000	Morgan Stanley 4.7500%, 3/22/17	4,697,775
2,989,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15**	3,072,061
		165,736,354
Diversified Financial Services – 0.5%
7,324,000	Carlyle Holdings Finance LLC 3.8750%, 2/1/23 (144A)	7,501,893
7,826,000	General Electric Capital Corp. 5.9000%, 5/13/14	8,292,179
1,138,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	1,206,280
9,200,000	General Electric Capital Corp. 6.2500%, 12/15/99‡	10,097,303
20,800,000	General Electric Capital Corp. 7.1250%, 12/15/99‡	24,191,752
		51,289,407
Diversified Minerals – 0.1%
8,925,000	FMG Resources August 2006 Pty, Ltd. 7.0000%, 11/1/15 (144A)	9,348,937
Diversified Operations – 0.1%
5,022,000	GE Capital Trust I 6.3750%, 11/15/67‡	5,323,320
Electric – Generation – 0%
2,150,000	AES Corp. 7.7500%, 10/15/15	2,416,063
Electric – Integrated – 0.6%
12,421,000	CMS Energy Corp. 4.2500%, 9/30/15	13,333,620
9,338,000	CMS Energy Corp. 5.0500%, 2/15/18	10,649,952
8,296,000	Great Plains Energy, Inc. 4.8500%, 6/1/21	9,266,317
12,805,000	PPL Energy Supply LLC 4.6000%, 12/15/21	13,646,135
8,282,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A),**	8,748,326
4,602,000	PPL WEM Holdings PLC 5.3750%, 5/1/21 (144A),**	5,260,473
		60,904,823
Electronic Components – Semiconductors – 0.7%
14,551,000	National Semiconductor Corp. 3.9500%, 4/15/15	15,541,996
12,503,000	National Semiconductor Corp. 6.6000%, 6/15/17	15,171,265
32,261,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	32,722,332
		63,435,593
Electronic Connectors – 0.3%
19,286,000	Amphenol Corp. 4.7500%, 11/15/14	20,431,203
6,389,000	Amphenol Corp. 4.0000%, 2/1/22	6,691,979
		27,123,182
Electronic Measuring Instruments – 0.1%
12,434,000	FLIR Systems, Inc. 3.7500%, 9/1/16	12,978,771
Engineering – Research and Development Services – 0.2%
9,163,000	URS Corp. 4.1000%, 4/1/17 (144A)	9,522,446
8,760,000	URS Corp. 5.2500%, 4/1/22 (144A)	9,197,536
		18,719,982
Finance – Auto Loans – 0.8%
3,219,000	Ford Motor Credit Co. LLC 8.0000%, 6/1/14	3,462,901
29,687,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	30,861,596
3,196,000	Ford Motor Credit Co. LLC 8.0000%, 12/15/16	3,831,646
6,973,000	Ford Motor Credit Co. LLC 3.0000%, 6/12/17	7,151,376
10,408,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	12,138,007
13,073,000	Ford Motor Credit Co. LLC 5.0000%, 5/15/18	14,398,733
		71,844,259
Finance – Credit Card – 0.2%
13,719,000	American Express Co. 6.8000%, 9/1/66‡	14,782,223
6,715,000	American Express Credit Corp. 1.7500%, 6/12/15	6,861,259
		21,643,482
Finance – Investment Bankers/Brokers – 1.0%
7,788,000	Charles Schwab Corp. 7.0000%, 8/1/99‡	9,060,505
9,286,000	Lazard Group LLC 7.1250%, 5/15/15	10,272,127
3,388,000	Lazard Group LLC 6.8500%, 6/15/17	3,895,326
16,647,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	17,747,899
31,268,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	35,635,639

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 15

Janus Balanced Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares or Principal Amount		Value

Finance – Investment Bankers/Brokers – (continued)
$10,301,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	$10,866,844
5,903,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	7,069,274
		94,547,614
Finance – Mortgage Loan Banker – 0.2%
14,707,000	Northern Rock Asset Management PLC 5.6250%, 6/22/17 (144A),**	17,043,575
Food – Meat Products – 0.6%
38,004,000	Tyson Foods, Inc. 6.6000%, 4/1/16	43,533,430
9,910,000	Tyson Foods, Inc. 4.5000%, 6/15/22	10,783,319
		54,316,749
Food – Miscellaneous/Diversified – 0.6%
8,177,000	ARAMARK Corp. 8.5000%, 2/1/15	8,177,082
4,550,000	ConAgra Foods, Inc. 3.2000%, 1/25/23	4,535,049
12,614,000	Hawk Acquisition Sub, Inc. 4.2500%, 10/15/20 (144A)	12,629,767
33,796,000	Kraft Foods Group, Inc. 2.2500%, 6/5/17	35,060,545
		60,402,443
Food – Retail – 0.1%
1,260,000	Safeway, Inc. 3.9500%, 8/15/20	1,287,533
6,289,000	Safeway, Inc. 4.7500%, 12/1/21	6,769,901
		8,057,434
Hotels and Motels – 0.1%
5,954,000	Hyatt Hotels Corp. 5.7500%, 8/15/15 (144A)	6,468,015
2,197,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	2,666,903
		9,134,918
Investment Management and Advisory Services – 0.4%
15,968,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	17,884,160
14,775,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	15,476,812
8,421,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	8,905,208
		42,266,180
Life and Health Insurance – 0.2%
21,320,000	Primerica, Inc. 4.7500%, 7/15/22	23,649,423
Linen Supply & Related Items – 0.1%
5,731,000	Cintas Corp. No. 2 2.8500%, 6/1/16	6,017,206
6,000,000	Cintas Corp. No. 2 4.3000%, 6/1/21	6,597,654
		12,614,860
Machine Tools and Related Products – 0%
3,178,000	Kennametal, Inc. 2.6500%, 11/1/19	3,177,012
Medical – Biomedical and Genetic – 0%
2,141,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	2,281,627
Medical – Drugs – 0.5%
20,914,000	AbbVie, Inc. 1.7500%, 11/6/17 (144A)	21,168,335
10,262,000	AbbVie, Inc. 2.0000%, 11/6/18 (144A)	10,384,323
12,423,000	AbbVie, Inc. 2.9000%, 11/6/22 (144A)	12,434,193
2,415,000	Zoetis, Inc. 1.8750%, 2/1/18 (144A)	2,430,570
		46,417,421
Medical – Generic Drugs – 0.6%
16,121,000	Actavis, Inc. 1.8750%, 10/1/17	16,309,003
38,700,000	Actavis, Inc. 3.2500%, 10/1/22	39,229,764
		55,538,767
Medical Labs and Testing Services – 0.1%
12,171,000	Laboratory Corp. of America Holdings 3.7500%, 8/23/22	12,494,578
Metal Processors and Fabricators – 0.1%
12,726,000	Precision Castparts Corp. 1.2500%, 1/15/18	12,752,445
Multi-Line Insurance – 0.7%
15,694,000	American International Group, Inc. 4.2500%, 9/15/14	16,438,916
3,647,000	American International Group, Inc. 5.6000%, 10/18/16	4,144,079
8,551,000	American International Group, Inc. 5.4500%, 5/18/17	9,795,453
5,789,000	American International Group, Inc. 6.2500%, 3/15/37	6,411,896
18,354,000	American International Group, Inc. 8.1750%, 5/15/58‡	24,709,072
5,562,000	ING U.S., Inc. 2.9000%, 2/15/18 (144A)	5,641,520
		67,140,936
Multimedia – 0%
2,800,000	CC Holdings GS V LLC 2.3810%, 12/15/17 (144A)	2,818,105
Oil and Gas Drilling – 0.3%
22,937,000	Nabors Industries, Inc. 5.0000%, 9/15/20	24,464,077
6,386,000	Rowan Cos., Inc. 5.0000%, 9/1/17	7,117,989
		31,582,066
Oil Companies – Exploration and Production – 1.1%
34,071,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	34,198,766
8,416,000	Cimarex Energy Co. 5.8750%, 5/1/22	9,026,160
23,731,000	Continental Resources, Inc. 5.0000%, 9/15/22	25,214,188

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

16 | MARCH 31, 2013

Schedule of Investments (unaudited)

As of March 31, 2013

Shares or Principal Amount		Value

Oil Companies – Exploration and Production – (continued)
$8,121,000	Petrohawk Energy Corp. 10.5000%, 8/1/14	$8,587,430
1,760,000	Petrohawk Energy Corp. 7.2500%, 8/15/18	1,969,343
9,768,000	Petrohawk Energy Corp. 6.2500%, 6/1/19	11,091,720
10,994,000	Plains Exploration & Production Co. 6.8750%, 2/15/23	12,450,705
		102,538,312
Oil Companies – Integrated – 0.7%
24,091,000	Chevron Corp. 2.3550%, 12/5/22	23,917,183
5,136,000	Phillips 66 2.9500%, 5/1/17	5,443,087
35,079,000	Shell International Finance B.V. 2.3750%, 8/21/22	34,803,875
		64,164,145
Oil Refining and Marketing – 0.1%
9,269,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	11,128,037
Pharmacy Services – 0.7%
11,258,000	Express Scripts Holding Co. 2.1000%, 2/12/15	11,500,903
8,835,000	Express Scripts Holding Co. 3.1250%, 5/15/16	9,333,064
39,273,000	Express Scripts Holding Co. 2.6500%, 2/15/17	41,136,818
		61,970,785
Pipelines – 1.7%
8,366,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	8,713,507
17,451,000	DCP Midstream Operating L.P. 4.9500%, 4/1/22	19,052,600
2,275,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	2,756,602
6,528,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	7,319,076
6,295,000	Energy Transfer Partners L.P. 4.6500%, 6/1/21	6,851,887
9,458,000	Energy Transfer Partners L.P. 3.6000%, 2/1/23	9,411,835
9,660,000	Kinder Morgan Energy Partners L.P. 3.4500%, 2/15/23	9,763,439
6,324,000	Kinder Morgan Energy Partners L.P. 3.5000%, 9/1/23	6,411,132
18,338,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	19,939,476
13,709,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.9500%, 9/15/15	14,721,273
5,714,000	TC Pipelines L.P. 4.6500%, 6/15/21	6,134,122
31,249,000	Western Gas Partners L.P. 5.3750%, 6/1/21	35,344,244
10,398,000	Western Gas Partners L.P. 4.0000%, 7/1/22	10,756,284
8,381,000	Williams Cos., Inc. 3.7000%, 1/15/23	8,319,894
		165,495,371
Publishing – Newspapers – 0%
1,336,000	Gannett Co., Inc. 6.3750%, 9/1/15	1,462,920
Publishing – Periodicals – 0.1%
13,342,000	UBM PLC 5.7500%, 11/3/20 (144A),**	14,131,313
Real Estate Management/Services – 0.2%
4,486,000	CBRE Services, Inc. 6.6250%, 10/15/20	4,867,310
12,891,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	13,261,023
		18,128,333
Real Estate Operating/Development – 0.1%
8,119,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	9,042,829
Reinsurance – 0.1%
11,359,000	Berkshire Hathaway, Inc. 3.2000%, 2/11/15	11,921,248
REIT – Diversified – 0.5%
12,208,000	American Tower Trust I 1.5510%, 3/15/18 (144A)	12,255,477
24,867,000	American Tower Trust I 3.0700%, 3/15/23 (144A)	25,023,936
9,737,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	11,338,444
		48,617,857
REIT – Health Care – 0.1%
3,993,000	Senior Housing Properties Trust 6.7500%, 4/15/20	4,555,003
4,409,000	Senior Housing Properties Trust 6.7500%, 12/15/21	5,096,023
		9,651,026
REIT – Hotels – 0.2%
9,908,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	10,093,775
4,255,000	Host Hotels & Resorts L.P. 3.7500%, 10/15/23	4,271,637
		14,365,412
REIT – Office Property – 0.6%
17,459,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	18,815,128
4,559,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	4,995,324

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 17

Janus Balanced Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares or Principal Amount		Value

REIT – Office Property – (continued)
$9,690,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 5.0000%, 8/15/18	$10,565,501
18,702,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 7.7500%, 3/15/20	22,959,716
		57,335,669
REIT – Regional Malls – 0.3%
27,622,000	Rouse Co. LLC 6.7500%, 11/9/15	28,623,297
Retail – Regional Department Stores – 0.3%
15,488,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	16,428,431
6,403,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	7,439,140
		23,867,571
Retail – Restaurants – 0.2%
13,922,000	Brinker International, Inc. 5.7500%, 6/1/14	14,642,338
Rubber – Tires – 0%
2,737,000	Continental Rubber of America Corp. 4.5000%, 9/15/19 (144A)	2,798,583
Satellite Telecommunications – 0.1%
4,985,000	SES S.A. 3.6000%, 4/4/23 (144A)	5,030,962
Security Services – 0.3%
28,084,000	ADT Corp. 4.1250%, 6/15/23 (144A)	29,140,660
Semiconductor Components/Integrated Circuits – 0.4%
33,873,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	33,652,825
Steel – Producers – 0.1%
6,417,000	ArcelorMittal 5.0000%, 2/25/17	6,715,390
4,606,000	Steel Dynamics, Inc. 5.2500%, 4/15/23 (144A)	4,669,333
		11,384,723
Super-Regional Banks – 0.2%
10,802,000	Wells Fargo & Co. 3.4500%, 2/13/23	10,874,590
5,203,000	Wells Fargo & Co. 7.9800%, 9/15/99‡	6,002,961
		16,877,551
Telecommunication Services – 0.1%
6,796,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	7,097,131
Transportation – Railroad – 0.3%
2,421,055	CSX Transportation, Inc. 8.3750%, 10/15/14	2,671,717
12,250,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	13,383,125
8,759,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20	9,941,465
		25,996,307
Transportation – Services – 0%
2,267,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	2,335,638
Transportation – Truck – 0.1%
12,569,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	13,057,884
Trucking and Leasing – 0.2%
2,127,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	2,178,592
13,199,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	13,730,339
4,788,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 4.2500%, 1/17/23 (144A)	4,822,488
		20,731,419

Total Corporate Bonds (cost $2,265,436,391)		2,386,280,807

Mortgage-Backed Securities – 7.3%
	Fannie Mae:
3,931,595	5.5000%, 1/1/25	4,305,059
7,356,697	5.5000%, 7/1/25	8,039,168
9,118,978	5.0000%, 9/1/29	9,885,162
3,703,209	5.0000%, 1/1/30	4,014,355
2,478,013	5.5000%, 1/1/33	2,751,653
5,736,254	5.0000%, 9/1/33	6,483,520
2,343,442	5.0000%, 11/1/33	2,544,437
3,095,827	5.0000%, 12/1/33	3,373,355
1,703,502	5.0000%, 2/1/34	1,856,213
6,674,700	5.5000%, 4/1/34	7,349,192
12,026,729	5.5000%, 9/1/34	13,268,364
3,580,400	5.5000%, 5/1/35	3,927,661
28,067,536	5.5000%, 7/1/35	30,965,217
4,634,572	5.0000%, 10/1/35	5,032,396
11,729,159	6.0000%, 10/1/35	12,951,068
12,433,942	6.0000%, 12/1/35	13,990,674
4,883,691	5.5000%, 1/1/36	5,357,358
12,976,744	5.5000%, 7/1/36	14,316,458
1,856,221	6.0000%, 2/1/37	2,125,585
3,108,365	6.0000%, 3/1/37	3,419,577
23,157,525	5.5000%, 5/1/37	25,669,152
3,187,001	6.0000%, 5/1/37	3,499,095
2,910,921	5.5000%, 7/1/37	3,175,056
2,939,438	5.5000%, 3/1/38	3,264,031
673,885	5.5000%, 9/1/38	746,974
9,040,995	6.0000%, 10/1/38	10,246,515
3,525,540	6.0000%, 11/1/38	3,870,786
8,151,793	6.0000%, 11/1/38	9,019,110
23,810,365	6.0000%, 1/1/39	26,120,823
13,544,285	6.0000%, 10/1/39	15,133,905
7,944,511	5.0000%, 2/1/40	8,760,975

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

18 | MARCH 31, 2013

Schedule of Investments (unaudited)

As of March 31, 2013

Shares or Principal Amount		Value

Mortgage-Backed Securities – (continued)
	Fannie Mae: (continued)
$3,893,064	5.0000%, 6/1/40	$4,332,088
8,350,096	5.0000%, 6/1/40	9,208,242
18,713,904	6.0000%, 7/1/40	21,049,438
2,916,250	4.5000%, 10/1/40	3,257,299
2,874,762	5.0000%, 3/1/41	3,198,951
3,735,696	4.5000%, 4/1/41	4,103,595
5,375,148	5.0000%, 4/1/41	6,038,419
7,330,344	5.0000%, 4/1/41	8,308,181
6,937,748	4.5000%, 5/1/41	7,647,299
4,850,860	5.0000%, 5/1/41	5,340,291
8,156,679	5.0000%, 6/1/41	8,994,947
211,826	5.0000%, 9/1/41	233,595
	Freddie Mac:
3,246,448	5.0000%, 1/1/19	3,476,205
2,583,763	5.0000%, 2/1/19	2,766,620
3,511,306	5.5000%, 8/1/19	3,763,099
4,387,659	5.0000%, 6/1/20	4,709,151
10,469,465	5.5000%, 12/1/28	11,513,080
13,248,253	5.0000%, 1/1/36	14,791,951
7,405,729	5.5000%, 10/1/36	8,279,933
4,229,795	5.0000%, 11/1/36	4,565,359
2,147,010	5.5000%, 5/1/38	2,363,349
30,255,822	6.0000%, 11/1/38	34,536,470
5,365,878	5.5000%, 1/1/39	5,858,435
12,136,232	5.0000%, 5/1/39	13,370,967
6,111,377	5.5000%, 10/1/39	6,739,209
6,169,607	4.5000%, 1/1/41	6,843,187
13,935,560	5.0000%, 5/1/41	15,716,119
4,893,798	5.0000%, 9/1/41	5,330,060
	Ginnie Mae:
5,615,130	6.0000%, 11/20/34	6,371,242
1,290,850	5.5000%, 9/15/35	1,453,095
6,826,745	5.5000%, 3/15/36	7,516,566
5,290,515	5.5000%, 5/20/36	5,827,998
3,414,076	6.0000%, 1/20/39	3,843,929
4,432,471	5.0000%, 4/15/39	4,846,076
5,744,488	5.0000%, 10/15/39	6,339,401
8,898,109	5.0000%, 11/15/39	9,804,128
2,697,163	5.0000%, 1/15/40	2,951,439
2,113,008	5.0000%, 4/15/40	2,311,932
3,110,059	5.0000%, 4/15/40	3,518,993
3,546,197	5.0000%, 5/15/40	3,928,079
4,360,523	5.0000%, 5/20/40	4,837,592
2,715,670	5.0000%, 7/15/40	2,971,466
8,909,154	5.0000%, 7/15/40	9,814,345
9,225,735	5.0000%, 2/15/41	10,210,567
7,300,939	5.5000%, 4/20/41	7,992,474
3,931,627	5.0000%, 5/15/41	4,325,331
2,395,010	4.5000%, 7/15/41	2,642,819
2,266,253	5.0000%, 9/15/41	2,478,490
1,246,009	5.5000%, 9/20/41	1,364,030
16,571,081	5.0000%, 10/15/41	18,122,980
6,552,926	5.0000%, 10/20/41	7,179,755
1,468,875	6.0000%, 10/20/41	1,653,815
4,489,799	6.0000%, 12/20/41	5,055,092
8,233,806	5.5000%, 1/20/42	9,023,994
4,463,219	6.0000%, 1/20/42	5,025,166
3,550,865	6.0000%, 2/20/42	3,997,941
3,643,643	6.0000%, 3/20/42	4,102,400
14,134,269	6.0000%, 4/20/42	16,177,889
3,454,843	3.5000%, 5/20/42	3,715,792
5,923,852	6.0000%, 5/20/42	6,669,702
3,771,115	6.0000%, 7/20/42	4,245,921
4,062,198	6.0000%, 8/20/42	4,573,654
2,679,785	6.0000%, 9/20/42	3,017,186
3,557,584	6.0000%, 11/20/42	4,005,506

Total Mortgage-Backed Securities (cost $691,577,200)		693,715,218

Preferred Stock – 0.3%
Diversified Banking Institutions – 0%
84,660	Goldman Sachs Group, Inc., 5.9500%	2,141,898
Diversified Financial Services – 0.1%
200,000	Citigroup Capital XIII, 7.8750%	5,718,000
Finance – Credit Card – 0.2%
601,750	Discover Financial Services, 6.5000%	15,549,220
Food – Miscellaneous/Diversified – 0%
19	H.J. Heinz Finance Co., 8.0000% (144A)	1,943,938

Total Preferred Stock (cost $24,680,015)		25,353,056

U.S. Treasury Notes/Bonds – 6.6%
	U.S. Treasury Notes/Bonds:
$15,768,000	0.2500%, 9/30/14	15,776,010
6,225,000	0.2500%, 10/31/14	6,227,677
7,590,000	0.2500%, 11/30/14	7,592,968
5,990,000	0.1250%, 12/31/14	5,979,703
9,575,000	0.2500%, 1/15/15	9,576,867
155,787,000	0.2500%, 2/28/15	155,799,151
24,465,000	0.3750%, 3/15/15	24,523,300
4,325,000	0.3750%, 6/15/15	4,334,121
42,733,000	0.2500%, 7/15/15	42,699,626
8,045,000	0.3750%, 2/15/16	8,050,028
32,278,000	0.8750%, 1/31/17	32,701,649
2,448,000	0.8750%, 2/28/17	2,479,364
65,113,000	0.7500%, 6/30/17	65,489,418
6,045,000	0.7500%, 10/31/17	6,062,476
8,890,000	0.7500%, 12/31/17	8,901,806
3,565,000	0.8750%, 1/31/18	3,588,115
13,740,000	1.0000%, 9/30/19	13,636,950
50,145,000	3.1250%, 5/15/21	56,464,072
34,366,000	2.1250%, 8/15/21	35,912,470
6,824,000	1.6250%, 8/15/22	6,736,032
10,359,000	1.6250%, 11/15/22	10,175,294
41,640,000	2.0000%, 2/15/23	42,166,996
64,560,000	3.1250%, 2/15/43	64,681,050

Total U.S. Treasury Notes/Bonds (cost $620,625,023)		629,555,143

Money Market – 1.9%
181,836,532	Janus Cash Liquidity Fund LLC, 0% (cost $181,836,532)	181,836,532

Total Investments (total cost $8,046,414,206) – 100.9%		9,600,587,434

Liabilities, net of Cash, Receivables and Other Assets**– (0.9)%		(89,845,180)

Net Assets – 100%		$9,510,742,254

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 19

Janus Balanced Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$23,023,019	0.2%
Canada	90,870,232	1.0%
Cayman Islands	11,151,337	0.1%
Germany	24,341,137	0.3%
Italy	17,223,313	0.2%
Jersey	83,366,114	0.9%
Luxembourg	11,746,352	0.1%
Mexico	23,324,590	0.2%
Netherlands	231,953,651	2.4%
Switzerland	221,403,948	2.3%
United Kingdom	222,788,079	2.3%
United States††	8,605,742,837	89.6%
Virgin Islands (British)	33,652,825	0.4%

Total	$9,600,587,434	100.0%

††	Includes Cash Equivalents of 1.9%.

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: British Pound 4/18/13	21,010,000	$31,915,372	$(577,486)

HSBC Securities (USA), Inc.: British Pound 5/2/13	17,875,000	27,150,742	(586,973)

JPMorgan Chase & Co.: British Pound 4/11/13	17,000,000	25,825,119	(304,718)

RBC Capital Markets Corp.: British Pound 5/9/13	20,300,000	30,832,886	22,302

Total		$115,724,119	$(1,446,875)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

20 | MARCH 31, 2013

Janus Contrarian Fund (unaudited)

Fund Snapshot
We believe a bottom-up analytical investment process focused on company, industry and sentiment change factors contrarian to the prevailing consensus market view drives strong risk-adjusted returns over time. Through our deep fundamental analysis, we seek to identify high-quality businesses, regardless of market capitalization or geography, and capitalize on asymmetrical risk/reward opportunities.
Dan Kozlowski portfolio manager

Performance Overview

For the six-month period ending March 31, 2013, the Fund’s Class T Shares generated a return of 22.27% versus a 10.19% return for the S&P 500 Index, the Fund’s primary benchmark. The Fund’s secondary benchmark, the MSCI All Country World Index, returned 9.57% during the same time period.

Investment Environment

We maintain a balanced outlook on the equity environment at present. Equity markets have enjoyed a strong rally, as the U.S. housing rebound, lower unemployment and modest but positive economic growth have helped improve investor sentiment. Accommodative monetary policy in the U.S. and Japan has also helped support equity prices and been an accelerant for the economy.

Performance Discussion

As part of our contrarian investment mandate, we seek to invest in companies that are undergoing structural changes that should materially improve performance over time. These companies’ equities are generally out of favor with investors, but, if we correctly identify the changing dynamics at work, they may benefit from improvement both in fundamentals and valuation metrics. We attempt to identify companies that are early in the process of undergoing dramatic, positive change. Over the last six months, we are pleased to observe that some of our highest conviction ideas, and therefore largest holdings, continue to be large contributors to Fund performance. These holdings include two of our airline stocks, Delta Air Lines and United Continental, and also Canadian Pacific Railway.

As we have discussed in our previous commentaries, we believe that industry consolidation will be a long-term tailwind for large airlines such as Delta and United Continental. Consolidation should lead to reduced capacity, which may confer pricing power for the first time in decades, thus enabling airlines to pass on higher fuel costs when oil prices rise. Airlines can also reduce flights when the economy softens. The recent announcement of a merger between U.S. Airways and American Airlines adds to the wave of consolidation in the industry since the recession. We think the performance of our airline holdings over the last few quarters demonstrates improved market sentiment toward the industry, which may finally become a sustainable value creator for investors.

Canadian Pacific also made a key performance contribution this period. We believe management is the key to the company’s turnaround. Canadian Pacific is the only large railroad that failed to demonstrate improved fundamentals after the structural improvements the industry experienced, but the company has brought in a new, proven CEO who previously helped improve the economics of the entire rail industry. Under new leadership, the company continues to take share and to become more efficient in its operations. Meanwhile, we think Canadian Pacific has a new opportunity in transporting Canadian oil by rail into the U.S by virtue of the regulatory and capacity issues surrounding oil pipelines.

Motorola Solutions was another top contributor. The new company, which was spun out from Motorola’s original handset business, is a leader in providing business- and mission-critical communication products and services to enterprises and governments. We like the company because of its dominance in public safety telecommunications technology, and we think it is likely to maintain this market-leading position. The need for the interoperability of all safety and communications equipment represents a high switching cost for a local government or municipal customer of Motorola Solutions weighing an equipment purchase from a “new” vendor. Motorola Solutions has also returned capital to shareholders through share repurchase, which along with strong fundamentals, has driven earnings per share growth and stock appreciation

While we have been pleased with the performance of most of the companies we hold, a few stocks have

Janus Growth & Core Funds | 21

Janus Contrarian Fund (unaudited)

weighed on the Fund’s performance. Li & Fung was a leading detractor. The company’s U.S. onshore business, which designs clothing brands for U.S. retailers, has had its share of difficulties in recent months and has reported disappointing results. That business line made several value-destroying acquisitions. As a result, the company has pledged not to pursue any further acquisitions in this business line but rather to focus its efforts on organic growth. We think investor sentiment will change as the market begins to recognize the strength of Li & Fung’s main business line, its sourcing business, which links a fragmented retail industry with a large network of factories across the globe. The company’s greater scale and broader factory network in this business constitute a meaningful competitive advantage, in our view.

Microsoft also detracted from performance. We think Microsoft may have been too late with the launch of Windows 8 to compete with operating systems such as Android or Apple’s iOS, particularly in the increasingly important tablet and smartphone markets. The stock fell during this period due to mild disappointment over Windows 8, as well as a PC industry slowdown, but we think the value of Microsoft’s enterprise software and some of its consumer applications are being overlooked by the market.

Apache Corp. was another detractor. We believe Apache, a relatively cheap stock versus peers, has been a shrewd acquirer of assets. We see particular upside in the assets it recently acquired from BP. We also believe the company is undervalued in part due to its Egyptian business, which is perceived to have political risk, although we believe that this risk is already factored into the stock’s valuation.

During the period, we used currency derivatives to hedge existing currency exposures. We also executed sales and purchases of puts, calls and futures to hedge existing equity exposures and potentially gain attractive risk/reward exposures, and sold puts on nonportfolio securities to hedge other similar securities. In aggregate, these positions contributed to performance. Please see the derivative instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

We find the near-term outlook for equities mixed. On the favorable side, we see positive U.S. economic growth, including a stronger housing market and low energy prices that are creating a U.S. manufacturing renaissance. However, we also recognize policy uncertainties, weakness in Europe and little room for improvement in corporate profit margins as cautionary factors. With market valuation not cheap, the relatively sharp rally experienced in recent months makes us cautious about a temporary pullback. Fortunately, we are holding some cash to take advantage of any attractive opportunities if the market were to correct.

Thank you for your investment in Janus Contrarian Fund.

22 | MARCH 31, 2013

(unaudited)

Janus Contrarian Fund At A Glance

5 Top Performers – Holdings

Contribution

United Continental Holdings, Inc.	4.65%
Canadian Pacific Railway, Ltd. (U.S. Shares)	3.07%
Delta Air Lines, Inc.	1.72%
Motorola Solutions, Inc.	1.69%
Hanesbrands, Inc.	1.22%

5 Bottom Performers – Holdings

Contribution

Li & Fung, Ltd.	–0.45%
Microsoft Corp.	–0.30%
Apache Corp.	–0.10%
Medivation, Inc.	–0.10%
CETIP S.A. – Mercados Organizados	–0.04%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Industrials	9.45%	26.21%	10.09%
Information Technology	3.84%	16.02%	18.84%
Consumer Discretionary	0.60%	16.42%	11.39%
Energy	0.37%	14.25%	11.11%
Telecommunication Services	0.25%	0.00%	3.07%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	–1.21%	11.63%	15.50%
Health Care	–0.42%	10.19%	12.21%
Consumer Staples	–0.30%	1.54%	10.82%
Utilities	0.01%	0.38%	3.45%
Other**	0.04%	0.77%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Growth & Core Funds | 23

Janus Contrarian Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2013

United Continental Holdings, Inc. Airlines	9.2%
St. Joe Co. Real Estate Operating/Development	6.7%
Motorola Solutions, Inc. Wireless Equipment	6.2%
Canadian Pacific Railway, Ltd. (U.S. Shares) Transportation – Railroad	5.5%
Dresser-Rand Group, Inc. Oil Field Machinery and Equipment	5.3%

32.9%

Asset Allocation – (% of Net Assets)
As of March 31, 2013

Emerging markets comprised 1.7% of total net assets.

* Includes Cash and Cash Equivalents of (0.7%)
Top Country Allocations – Long Positions – (% of Investment Securities)
As of March 31, 2013

As of September 30, 2012

24 | MARCH 31, 2013

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2013						per the January 28, 2013 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Contrarian Fund – Class A Shares
NAV	22.24%	19.91%	–0.24%	11.86%	6.08%	0.91%	0.91%
MOP	15.20%	12.98%	–1.42%	11.20%	5.60%

Janus Contrarian Fund – Class C Shares
NAV	21.63%	18.84%	–0.98%	11.01%	5.27%	1.73%	1.73%
CDSC	20.63%	17.84%	–0.98%	11.01%	5.27%

Janus Contrarian Fund – Class D Shares(1)	22.32%	20.17%	–0.05%	12.05%	6.25%	0.67%	0.67%

Janus Contrarian Fund – Class I Shares	22.38%	20.31%	–0.10%	12.02%	6.22%	0.62%	0.62%

Janus Contrarian Fund – Class R Shares	21.93%	19.41%	–0.63%	11.38%	5.61%	1.24%	1.24%

Janus Contrarian Fund – Class S Shares	22.16%	19.74%	–0.38%	11.66%	5.87%	1.00%	1.00%

Janus Contrarian Fund – Class T Shares	22.27%	20.12%	–0.10%	12.02%	6.22%	0.76%	0.76%

S&P 500® Index	10.19%	13.96%	5.81%	8.53%	2.99%

Morgan Stanley Capital International All Country World IndexSM	9.57%	10.55%	2.06%	9.36%	2.72%

Morningstar Quartile – Class T Shares	–	1st	4th	1st	1st

Morningstar Ranking – based on total return for Large Blend Funds	–	46/1,705	1,496/1,522	13/1,199	110/972

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

Janus Growth & Core Funds | 25

Janus Contrarian Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2014.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s prospectuses or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with nondiversification, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – February 29, 2000
(1)	Closed to new investors.

26 | MARCH 31, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12 - 3/31/13)

Class A Shares	$1,000.00	$1,222.40	$4.60	$1,000.00	$1,020.79	$4.18	0.83%

Class C Shares	$1,000.00	$1,216.30	$9.28	$1,000.00	$1,016.55	$8.45	1.68%

Class D Shares	$1,000.00	$1,223.20	$3.66	$1,000.00	$1,021.64	$3.33	0.66%

Class I Shares	$1,000.00	$1,223.80	$2.77	$1,000.00	$1,022.44	$2.52	0.50%

Class R Shares	$1,000.00	$1,219.30	$6.75	$1,000.00	$1,018.85	$6.14	1.22%

Class S Shares	$1,000.00	$1,221.60	$5.32	$1,000.00	$1,020.14	$4.84	0.96%

Class T Shares	$1,000.00	$1,222.70	$3.99	$1,000.00	$1,021.34	$3.63	0.72%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financials or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Growth & Core Funds | 27

Janus Contrarian Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares or Contract Amounts		Value

Common Stock – 99.6%
Airlines – 12.8%
15,526,289	AirAsia Bhd	$14,347,395
5,588,846	Delta Air Lines, Inc.*	92,271,847
8,410,306	United Continental Holdings, Inc.*,**	269,213,895
		375,833,137
Apparel Manufacturers – 2.7%
1,756,260	Hanesbrands, Inc.	80,015,206
Building and Construction Products – Miscellaneous – 0.6%
424,082	Fortune Brands Home & Security, Inc.*	15,873,389
99,935	USG Corp.*	2,642,282
		18,515,671
Casino Services – 2.9%
5,137,947	International Game Technology**	84,776,126
Commercial Services – Finance – 1.1%
620,016	Moody’s Corp.	33,059,253
Computers – 1.0%
66,223	Apple, Inc.	29,312,286
Consumer Products – Miscellaneous – 1.5%
8,325,900	Samsonite International S.A.	20,808,583
448,366	SodaStream International, Ltd.*	22,256,888
		43,065,471
Containers – Metal and Glass – 2.1%
1,275,128	Ball Corp.	60,670,590
Distribution/Wholesale – 3.6%
77,582,000	Li & Fung, Ltd.	106,943,483
Diversified Banking Institutions – 1.9%
1,274,747	Citigroup, Inc.	56,394,807
E-Commerce/Products – 2.1%
1,124,316	eBay, Inc.*,**	60,960,414
Electric – Transmission – 0.5%
372,072	Brookfield Infrastructure Partners L.P.	14,161,060
Electronic Security Devices – 4.8%
4,391,668	Tyco International, Ltd. (U.S. Shares)	140,533,376
Enterprise Software/Services – 0.4%
368,196	Informatica Corp.*	12,691,716
Filtration and Separations Products – 0.8%
573,734	Polypore International, Inc.*	23,052,632
Footwear and Related Apparel – 2.2%
1,434,663	Wolverine World Wide, Inc.	63,655,997
Internet Gambling – 1.0%
13,920,009	Bwin.Party Digital Entertainment PLC**	30,367,545
Medical – Biomedical and Genetic – 1.1%
286,595	Celgene Corp.*,**	33,219,226
Medical – Drugs – 8.1%
1,621,938	Abbott Laboratories	57,286,850
1,520,803	AbbVie, Inc.	62,018,346
3,791,863	Endo Health Solutions, Inc.*	116,637,706
		235,942,902
Medical – Generic Drugs – 1.5%
370,737	Perrigo Co.**	44,017,604
Multimedia – 1.2%
1,158,780	News Corp. – Class A	35,365,966
Oil Companies – Exploration and Production – 2.2%
160,232	Apache Corp.	12,363,501
1,041,544	Whiting Petroleum Corp.*	52,952,097
		65,315,598
Oil Companies – Integrated – 2.1%
680,231	BP PLC (ADR)**	28,807,783
2,069,117	Petroleo Brasileiro S.A. (ADR)	34,285,269
		63,093,052
Oil Field Machinery and Equipment – 7.4%
2,532,808	Dresser-Rand Group, Inc.*	156,172,941
852,025	National Oilwell Varco, Inc.	60,280,769
		216,453,710
Pharmacy Services – 4.1%
2,917,822	Omnicare, Inc.**	118,813,712
Real Estate Management/Services – 0.5%
13,771,577	Colony American Homes Holdings III L.P. – Private Placement*,°°,§	13,771,577
Real Estate Operating/Development – 6.7%
9,182,103	St. Joe Co.*,**,£	195,119,689
Reinsurance – 2.3%
633,900	Berkshire Hathaway, Inc. – Class B*	66,052,380
Retail – Restaurants – 1.0%
38,975,000	Ajisen China Holdings, Ltd.	30,879,540
Security Services – 0.5%
289,275	ADT Corp.**	14,157,119
Telecommunication Services – 1.9%
1,506,703	Amdocs, Ltd. (U.S. Shares)**	54,617,984
Therapeutics – 1.0%
912,862	Questcor Pharmaceuticals, Inc.	29,704,529
Tobacco – 1.9%
1,708,200	Japan Tobacco, Inc.**	54,538,260
Transportation – Railroad – 5.5%
1,232,227	Canadian Pacific Railway, Ltd. (U.S. Shares)**	160,768,657
Wireless Equipment – 8.6%
2,819,653	Motorola Solutions, Inc.	180,542,381
5,668,383	Telefonaktiebolaget L.M. Ericsson (ADR)	71,421,626
		251,964,007

Total Common Stock (cost $2,431,573,559)		2,917,804,282

Purchased Options – Calls – 0.7%
29,000	Delta Air Lines, Inc. expires January 2014 exercise price $17.00	5,996,269
31,560	United Continental Holdings, Inc. expires January 2014 exercise price $32.00	13,761,817

Total Purchased Options – Calls (premiums paid $8,700,574)		19,758,086

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

28 | MARCH 31, 2013

Schedule of Investments (unaudited)

As of March 31, 2013

Shares or Contract Amounts		Value

Purchased Option – Put – 0.4%
60,100	iShares Russell 2000 Index Fund (ETF) expires June 2013 exercise price $91.00 (premiums paid $12,967,100)	$10,940,183

Total Investments (total cost $2,453,241,233) – 100.7%		2,948,502,551

Liabilities, net of Cash, Receivables and Other Assets**– (0.7)%		(20,225,863)

Net Assets – 100%		$2,928,276,688

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$121,104,543	4.1%
Brazil	34,285,269	1.2%
Canada	160,768,657	5.5%
Cayman Islands	30,879,540	1.0%
Gibraltar	30,367,545	1.0%
Guernsey	54,617,984	1.8%
Israel	22,256,888	0.8%
Japan	54,538,260	1.8%
Luxembourg	20,808,583	0.7%
Malaysia	14,347,395	0.5%
Sweden	71,421,626	2.4%
Switzerland	140,533,376	4.8%
United Kingdom	28,807,783	1.0%
United States	2,163,765,102	73.4%

Total	$2,948,502,551	100.0%

Forward Currency Contracts, Open

	Currency	Currency	Unrealized
Counterparty/Currency and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
British Pound 4/18/13	6,600,000	$10,025,771	$(181,409)
Japanese Yen 4/18/13	1,100,000,000	11,688,535	(261,388)

		21,714,306	(442,797)

HSBC Securities (USA), Inc.:
British Pound 5/2/13	6,500,000	9,872,997	(213,444)
Japanese Yen 5/2/13	1,100,000,000	11,689,727	(243,493)

		21,562,724	(456,937)

JPMorgan Chase & Co.:
British Pound 4/11/13	8,600,000	13,064,472	(154,152)
Japanese Yen 4/11/13	1,915,000,000	20,347,666	(71,806)

		33,412,138	(225,958)

RBC Capital Markets Corp.: Japanese Yen 5/9/13	820,000,000	8,714,675	(69,354)

Total		$85,403,843	$(1,195,046)

Financial Future – Long
3,000 Contracts	S&P 500® E-mini expires June 2013, principal amount $233,115,700, value $234,405,000, cumulative appreciation	$1,289,300

Schedule of Written Options – Calls	Value

ADT Corp. expires April 2013 2,892 contracts exercise price $49.00	$(242,247)
Canadian Pacific Railway, Ltd. (U.S. Shares) expires April 2013 2,220 contracts exercise price $130.00	(689,710)
Celgene Corp. expires April 2013 2,511 contracts exercise price $115.00	(803,189)
International Game Technology expires April 2013 14,486 contracts exercise price $17.00	(378,931)
Perrigo Co. expires April 2013 3,707 contracts exercise price $115.00	(1,654,956)
United Continental Holdings, Inc. expires April 2013 14,160 contracts exercise price $30.00	(3,367,994)
United Continental Holdings, Inc. expires April 2013 4,500 contracts exercise price $31.00	(722,313)
United Continental Holdings, Inc. expires June 2013 8,395 contracts exercise price $34.00	(1,115,448)
United Continental Holdings, Inc. expires June 2013 8,155 contracts exercise price $35.00	(819,561)

Total Schedule of Written Options – Calls (premiums received $7,139,220)	$(9,794,349)

Schedule of Written Option – Put
Apple, Inc. expires April 2013 1,330 contracts exercise price $415.00 (premiums received $1,641,885)	$(326,274)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 29

Janus Enterprise Fund (unaudited)

Fund Snapshot
We believe that investing in companies with sustainable growth and high return on invested capital can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.
Brian Demain portfolio manager

Performance Overview

Janus Enterprise Fund’s Class T Shares returned 15.13% over the six-month period ended March 31, 2013. The Fund’s primary benchmark, the Russell Midcap Growth Index, returned 13.39%.

Investment Environment

The investment environment changed dramatically over the six-month period. Equity markets lost ground or eked out small gains during the end of 2012, as fears over the economic impact of going over the fiscal cliff weighed heavily on investor sentiment. Equity markets then enjoyed strong gains during first quarter of 2013, fueled by an improving employment picture, a strengthening U.S. housing market and other data points that indicate the global economy is improving.

Performance Discussion

We tend to favor companies with more predictable business models, stable and recurring revenue streams and strong competitive positioning that allows the companies to take market share and grow, even against a difficult economic backdrop. We believe this focus should help the Fund outperform its benchmark when the market is down, while continuing to put up positive results during stronger market rallies. The recent six-month period served as a snapshot of how we believe our portfolio should perform in these differing economic environments, with the Fund outperforming its benchmark over the cumulative six-month period. The Fund experienced near double-digit returns but trailed its benchmark in the first quarter of 2013 as markets rallied broadly. However, the Fund outperformed the benchmark in the fourth quarter of 2012, as investors appreciated the predictable nature of the businesses we own while the macroeconomic environment was less certain.

Much of our relative outperformance during the period was attributable to our technology holdings. One of the key drivers of our performance was the public offering of Workday, a company offering record keeping solutions for finance and human resources departments. We participated in Workday’s private offering nearly two years ago. The founders of Workday are the same executives who founded PeopleSoft, a provider of human resource management systems that was later acquired by Oracle. The founders’ newest company provides human resource and financials system solutions, but does so in a cloud-based system, which we believe is a cheaper and faster way of delivering software. We believe the notoriety and pedigree of Workday’s executives will allow them to continue to open doors to large companies and win business. The company’s stock price after its IPO was well above its private offering, which we believe reflects the company’s growth potential.

Some of the other technology companies we own, including Solera Holdings, were also key contributors to performance this period. We believe Solera embodies many of the traits we look for in companies in terms of predictable revenue streams. The company provides critical information on auto repairs to insurance companies. Insurers depend on the information from Solera’s databases, as it helps them reduce the cost of processing claims. In addition to its recurring revenue stream from existing insurance clients, we think Solera could experience significant growth through international expansion, including expansion into emerging markets, which will likely favor this technology over current paper-based processes.

Stepping outside the technology sector, another top contributor to the Fund’s performance was Verisk Analytics. Verisk is one of the largest positions in our portfolio. The risk assessment company provides services to the insurance industry through detailed actuarial and underwriting data for property and casualty companies, as well as predictive analytics to help underwriters model their risks. Innovation, analytics and data management are at the core of the company, and management continues to find ways to expand its business by providing more services for new and existing customers. Recently, we

30 | MARCH 31, 2013

(unaudited)

have been excited with the potential for Verisk to grow its business serving the health care industry.

While pleased with the Fund’s performance, there were still companies that detracted from performance during the period. Li & Fung was our largest detractor. We continue to like the company, which we believe has an incredibly unique business model. Li & Fung’s main business line, its sourcing business, links a fragmented retail industry with a fragmented network of factories across the globe. Linking these two fragmented industries requires tremendous scale, which we believe is an important competitive advantage for Li & Fung. With a wider network of factories, we believe Li & Fung can help retailers find the best factories to procure their goods within the right price range, according to the right specifications and within the right time frame. Retailers generally cannot align those needs with factories on their own. While the sourcing business continues to do well, Li & Fung’s onshore business, which designs clothing brands for U.S. retailers, has put up disappointing results, which is why the stock fell during the period. However, the company put new leadership in place for that business, and also announced it will do no more acquisitions to try to grow the business. We think these moves help reset the bar for Li & Fung in 2013. By diminishing its spending on the U.S. onshore business, the sourcing business becomes increasingly relevant to Li & Fung’s results.

Impax Laboratories was another detractor during the period. Impax Laboratories is a technology-based specialty pharmaceutical company. We like the company for the potential of a new product to treat Parkinson’s disease. However, violations discovered during an FDA inspection of its manufacturing facility have weighed on the stock. We continue to monitor how the company handles these violations.

Apple also detracted from performance during the period. We maintain a small position in Apple, which is a longtime holding in our portfolio dating back to when it was a mid-cap company. The stock has fallen in recent months due to concerns that the competitive landscape for the company’s smartphones is becoming more challenging. While some of Apple’s competitors are gaining new, first-time smartphone users by offering less-expensive smartphones, we continue to hold the position because we think Apple is not being given credit for the size and power of its current ecosystem. We believe most current Apple consumers are not switching away from the brand. In our view, Apple’s software offerings lock Apple consumers into its product ecosystem and the lock-in effect of Apple’s software platform is not reflected in Apple’s current valuation.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Outlook

Equity markets have enjoyed a strong rally to kick off 2013, but we wouldn’t expect that type of climb for the entire year. While there are welcomed signs that the economy is generally improving, events lie ahead that could lead to a choppier market. Austerity measures continue to hamper growth in many European countries. Meanwhile, the ambiguity of how the U.S. will shore up its own budget has caused many companies to hold off on investment plans. If the dollar strengthens too much, that could also challenge growth for some U.S. companies.

We like the way our portfolio is structured to handle a potentially choppy market, however. We see trends in a number of industries that should allow well-positioned companies to put up consistent growth. In the health care sector, pharmaceutical companies are seeing more productivity from their research and development spending. Other health care companies are positioned to benefit from an aging population around the world, or greater health care consumption in emerging markets. We are maintaining a large overweight to the technology sector, where we believe many of the companies we hold benefit from fast-growing end markets for smartphones and tablets, and the electronification of everything from appliances to cars. In the industrials sector, we are investing in a number of business services companies, whose data and analytics services are becoming core to the operations of the businesses they serve. This is providing the opportunity for these business service providers to become deeply embedded with their customers. All of these trends are multiyear growth drivers, in our view, and should allow many of the companies we invest in to grow regardless of the market or economic environment.

Thank you for your investment in Janus Enterprise Fund.

Janus Growth & Core Funds | 31

Janus Enterprise Fund (unaudited)

Janus Enterprise Fund At A Glance

5 Top Performers – Holdings

Contribution

Workday, Inc. – Private Placement	1.27%
Verisk Analytics, Inc. – Class A	0.90%
Solera Holdings, Inc.	0.90%
Celgene Corp.	0.77%
Amphenol Corp. – Class A	0.67%

5 Bottom Performers – Holdings

Contribution

Li & Fung, Ltd.	–0.25%
Impax Laboratories, Inc.	–0.23%
Apple, Inc.	–0.21%
Masimo Corp.	–0.20%
Potash Corp. of Saskatchewan, Inc. (U.S. Shares)	–0.17%

5 Top Performers – Sectors*

			Russell Midcap®
		Fund Weighting	Growth Index
	Fund Contribution	(Average % of Equity)	Weighting

Information Technology	4.65%	31.55%	16.79%
Health Care	0.68%	18.64%	13.02%
Telecommunication Services	0.11%	3.47%	1.83%
Utilities	0.03%	0.56%	0.73%
Materials	–0.28%	2.39%	6.45%

5 Bottom Performers – Sectors*

			Russell Midcap®
		Fund Weighting	Growth Index
	Fund Contribution	(Average % of Equity)	Weighting

Other**	–0.71%	4.81%	0.00%
Consumer Discretionary	–0.70%	5.04%	25.13%
Financials	–0.54%	5.19%	7.66%
Energy	–0.37%	5.23%	5.36%
Consumer Staples	–0.32%	0.81%	7.84%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

32 | MARCH 31, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2013

Verisk Analytics, Inc. – Class A Consulting Services	3.2%
Dresser-Rand Group, Inc. Oil Field Machinery and Equipment	3.0%
Solera Holdings, Inc. Transactional Software	3.0%
Varian Medical Systems, Inc. Medical Products	2.8%
Crown Castle International Corp. Wireless Equipment	2.7%

14.7%

Asset Allocation – (% of Net Assets)
As of March 31, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2013

As of September 30, 2012

Janus Growth & Core Funds | 33

Janus Enterprise Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2013						per the January 28, 2013 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Enterprise Fund – Class A Shares
NAV	15.00%	12.33%	7.27%	12.41%	10.16%	1.20%	1.20%
MOP	8.39%	5.86%	6.00%	11.75%	9.85%

Janus Enterprise Fund – Class C Shares
NAV	14.56%	11.50%	6.46%	11.53%	9.37%	1.96%	1.96%
CDSC	13.56%	10.50%	6.46%	11.53%	9.37%

Janus Enterprise Fund – Class D Shares(1)	15.17%	12.72%	7.49%	12.54%	10.25%	0.86%	0.86%

Janus Enterprise Fund – Class I Shares	15.23%	12.85%	7.43%	12.51%	10.24%	0.75%	0.75%

Janus Enterprise Fund – Class N Shares	15.26%	12.64%	7.43%	12.51%	10.24%	0.71%	0.71%

Janus Enterprise Fund – Class R Shares	14.84%	12.08%	6.89%	11.96%	9.76%	1.45%	1.45%

Janus Enterprise Fund – Class S Shares	14.99%	12.37%	7.16%	12.24%	10.02%	1.21%	1.21%

Janus Enterprise Fund – Class T Shares	15.13%	12.64%	7.43%	12.51%	10.24%	0.96%	0.96%

Russell Midcap® Growth Index	13.39%	12.76%	7.98%	11.53%	9.52%

Morningstar Quartile – Class T Shares	–	2nd	2nd	1st	2nd

Morningstar Ranking – based on total return for Mid-Cap Growth Funds	–	196/737	259/682	89/602	70/209

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

34 | MARCH 31, 2013

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2014.

The expense ratios for Class N Shares are estimated.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on July 12, 2012. The performance shown for periods prior to July 12, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – September 1, 1992
(1)	Closed to new investors.

Janus Growth & Core Funds | 35

Janus Enterprise Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12 - 3/31/13)

Class A Shares	$1,000.00	$1,148.50	$6.27	$1,000.00	$1,019.10	$5.89	1.17%

Class C Shares	$1,000.00	$1,144.20	$10.21	$1,000.00	$1,015.41	$9.60	1.91%

Class D Shares	$1,000.00	$1,150.30	$4.61	$1,000.00	$1,020.64	$4.33	0.86%

Class I Shares	$1,000.00	$1,150.90	$4.08	$1,000.00	$1,021.14	$3.83	0.76%

Class N Shares	$1,000.00	$1,151.20	$3.70	$1,000.00	$1,021.49	$3.48	0.69%

Class R Shares	$1,000.00	$1,147.00	$7.71	$1,000.00	$1,017.75	$7.24	1.44%

Class S Shares	$1,000.00	$1,148.50	$6.27	$1,000.00	$1,019.10	$5.89	1.17%

Class T Shares	$1,000.00	$1,149.80	$4.93	$1,000.00	$1,020.34	$4.63	0.92%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financials or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

36 | MARCH 31, 2013

Janus Enterprise Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares		Value

Common Stock – 93.6%
Advertising Agencies – 1.1%
517,200	Omnicom Group, Inc.	$30,463,080
Advertising Sales – 0.6%
369,952	Lamar Advertising Co. – Class A*	17,983,367
Aerospace and Defense – 1.5%
277,297	TransDigm Group, Inc.	42,404,257
Agricultural Chemicals – 1.4%
1,019,015	Potash Corp. of Saskatchewan, Inc. (U.S. Shares)**	39,996,339
Airlines – 1.5%
1,000,942	Ryanair Holdings PLC (ADR)**	41,819,357
Apparel Manufacturers – 0.3%
239,736	Gildan Activewear, Inc.**	9,567,864
Applications Software – 1.3%
549,947	Intuit, Inc.	36,104,021
Auction House – Art Dealer – 0.7%
881,004	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)**	19,117,787
Automotive – Truck Parts and Equipment – Original – 0.3%
127,988	WABCO Holdings, Inc.*	9,034,673
Broadcast Services and Programming – 0.8%
307,365	Discovery Communications, Inc. – Class C*	21,374,162
Commercial Services – 0.6%
155,632	CoStar Group, Inc.*	17,035,479
Commercial Services – Finance – 1.4%
785,606	Global Payments, Inc.	39,013,194
Computer Aided Design – 0.6%
205,730	ANSYS, Inc.*	16,750,537
Computers – 0.3%
21,981	Apple, Inc.	9,729,450
Computers – Integrated Systems – 1.1%
689,994	Jack Henry & Associates, Inc.	31,884,623
Consulting Services – 5.4%
1,144,432	Gartner, Inc.*	62,268,545
1,443,994	Verisk Analytics, Inc. – Class A*	88,993,350
		151,261,895
Containers – Metal and Glass – 0.8%
442,867	Ball Corp.	21,071,612
Decision Support Software – 1.9%
1,531,908	MSCI, Inc.*	51,977,638
Diagnostic Kits – 0.6%
188,220	IDEXX Laboratories, Inc.*	17,389,646
Distribution/Wholesale – 3.7%
384,377	Fastenal Co.	19,737,759
31,869,390	Li & Fung, Ltd.	43,930,597
169,787	W.W. Grainger, Inc.	38,198,679
		101,867,035
Electric Products – Miscellaneous – 1.3%
851,386	AMETEK, Inc.	36,916,097
Electric – Transmission – 0.5%
397,460	Brookfield Infrastructure Partners L.P.	15,127,328
Electronic Components – Miscellaneous – 3.0%
2,691,481	Flextronics International, Ltd.*	18,194,412
1,533,614	TE Connectivity, Ltd. (U.S. Shares)	64,304,435
		82,498,847
Electronic Components – Semiconductors – 3.3%
5,594,936	ON Semiconductor Corp.*	46,326,070
1,204,044	Xilinx, Inc.	45,958,360
		92,284,430
Electronic Connectors – 2.6%
954,626	Amphenol Corp. – Class A	71,262,831
Electronic Design Automation – 1.1%
2,125,696	Cadence Design Systems, Inc.*	29,610,945
Finance – Investment Bankers/Brokers – 0.7%
621,101	LPL Financial Holdings, Inc.	20,024,296
Footwear and Related Apparel – 0.7%
439,290	Wolverine World Wide, Inc.	19,491,297
Instruments – Controls – 3.4%
122,167	Mettler-Toledo International, Inc.*	26,048,448
2,084,624	Sensata Technologies Holding N.V.*,**	68,521,591
		94,570,039
Instruments – Scientific – 1.7%
250,836	Thermo Fisher Scientific, Inc.	19,186,446
311,260	Waters Corp.*	29,230,426
		48,416,872
Insurance Brokers – 0.9%
411,394	Aon PLC	25,300,731
Investment Management and Advisory Services – 1.4%
503,987	T. Rowe Price Group, Inc.	37,733,507
Machinery – General Industrial – 1.9%
276,183	Roper Industries, Inc.	35,160,858
181,147	Wabtec Corp.	18,496,920
		53,657,778
Media – 1.1%
542,350	Workday, Inc. – Private Placement*,°°,§	31,754,592
Medical – Biomedical and Genetic – 4.1%
439,637	Celgene Corp.*,**	50,958,325
938,992	Incyte Corp., Ltd.*	21,981,803
389,656	Life Technologies Corp.*	25,183,467
274,446	Vertex Pharmaceuticals, Inc.*	15,089,041
		113,212,636
Medical – Drugs – 0.6%
345,392	Medivation, Inc.*	16,153,984
Medical – Generic Drugs – 0.3%
503,737	Impax Laboratories, Inc.*	7,777,699
Medical Information Systems – 2.1%
595,307	athenahealth, Inc.*	57,768,591
Medical Instruments – 2.5%
1,200,539	St. Jude Medical, Inc.	48,549,797
306,852	Techne Corp.	20,819,908
		69,369,705
Medical Products – 4.6%
550,809	Henry Schein, Inc.*	50,977,373
1,066,227	Varian Medical Systems, Inc.*	76,768,344
		127,745,717

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 37

Janus Enterprise Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares		Value

Metal Processors and Fabricators – 1.5%
224,594	Precision Castparts Corp.	$42,587,514
Multimedia – 0.6%
170,220	FactSet Research Systems, Inc.	15,762,372
Oil Companies – Exploration and Production – 0.3%
465,954	Ultra Petroleum Corp. (U.S. Shares)*,**	9,365,675
Oil Field Machinery and Equipment – 3.0%
1,352,970	Dresser-Rand Group, Inc.*	83,424,130
Patient Monitoring Equipment – 0.9%
1,274,076	Masimo Corp.	24,997,371
Pipelines – 0.7%
318,975	Energy Transfer Equity L.P.	18,653,658
Printing – Commercial – 1.9%
1,344,778	VistaPrint N.V. (U.S. Shares)*,**	51,989,117
Retail – Apparel and Shoe – 0.2%
134,569	Limited Brands, Inc.*	6,009,851
Retail – Catalog Shopping – 1.2%
379,165	MSC Industrial Direct Co., Inc. – Class A	32,524,774
Retail – Petroleum Products – 1.1%
787,004	World Fuel Services Corp.	31,259,799
Semiconductor Components/Integrated Circuits – 1.7%
6,783,344	Atmel Corp.*	47,212,074
Semiconductor Equipment – 1.9%
269,111	ASML Holding N.V. (U.S. Shares)**	18,302,239
670,736	KLA-Tencor Corp.	35,374,617
		53,676,856
Telecommunication Equipment – 0.5%
358,090	NICE Systems, Ltd. (ADR)*	13,188,455
Telecommunication Services – 2.2%
1,732,641	Amdocs, Ltd. (U.S. Shares)	62,808,236
Transactional Software – 3.0%
1,414,293	Solera Holdings, Inc.	82,495,711
Transportation – Railroad – 1.0%
205,720	Canadian Pacific Railway, Ltd. (U.S. Shares)**	26,840,288
Transportation – Services – 2.6%
605,756	C.H. Robinson Worldwide, Inc.	36,018,252
1,027,684	Expeditors International of Washington, Inc.	36,698,595
		72,716,847
Transportation – Truck – 1.1%
542,709	Landstar System, Inc.	30,983,257
Vitamins and Nutrition Products – 0.8%
296,990	Mead Johnson Nutrition Co.	23,001,875
Wireless Equipment – 3.7%
1,074,867	Crown Castle International Corp.*	74,853,738
460,930	Motorola Solutions, Inc.	29,513,348
		104,367,086

Total Common Stock (cost $1,702,899,685)		2,610,388,884

Money Market – 6.7%
186,368,923	Janus Cash Liquidity Fund LLC, 0% (cost $186,368,923)	186,368,923

Total Investments (total cost $1,889,268,608) – 100.3%		2,796,757,807

Liabilities, net of Cash, Receivables and Other Assets– (0.3)%		(8,179,157)

Net Assets – 100%		$2,788,578,650

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$59,057,925	2.1%
Canada	104,887,953	3.7%
Guernsey	62,808,236	2.2%
Ireland	41,819,357	1.5%
Israel	13,188,455	0.5%
Netherlands	138,812,947	5.0%
Singapore	18,194,412	0.7%
Switzerland	64,304,435	2.3%
United Kingdom	25,300,731	0.9%
United States††	2,268,383,356	81.1%

Total	$2,796,757,807	100.0%

††	Includes Cash Equivalents of 6.7%.

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
Canadian Dollar 4/18/13	17,100,000	$16,830,956	$(206,418)
Euro 4/18/13	10,700,000	13,715,677	181,839

		30,546,633	(24,579)

HSBC Securities (USA), Inc.: Euro 5/2/13	9,400,000	12,050,488	218,298

JPMorgan Chase & Co.: Euro 4/11/13	10,250,000	13,138,214	173,887

Total		$55,735,335	$367,606

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

38 | MARCH 31, 2013

Janus Forty Fund (unaudited)

Fund Snapshot
We believe that investing with conviction in dominant growth companies with wide competitive moats, strong pricing power and multiyear growth opportunities will allow us to outperform our index and peer group over time. We focus our analysis on companies with superior business models that exhibit high returns on capital and excess cash flow generation that trade at attractive valuations. We manage concentrated portfolios that leverage the most compelling large-cap growth ideas of the research team.
Ron Sachs portfolio manager

Performance Overview

For the six-month period ended March 31, 2013, Janus Forty Fund’s Class S Shares returned 5.70% versus a return of 8.10% for the Fund’s primary benchmark, the Russell 1000 Growth Index. The Fund’s secondary benchmark, the S&P 500 Index, returned 10.19% for the period.

Overview

The Fund had positive returns during the period, but underperformed its benchmark. We focus on identifying companies with long-duration growth characteristics such as a wide competitive moat, a proven ability to gain market share or the potential to expand into new markets with enduring and innovative products. For nearly all the companies we own, we remain encouraged by the way they have executed on strategies that set them apart from their competitors, and position them for long-term growth. For the most part, the market is recognizing these competitively advantaged companies. That said, three positions – Apple, EMC and Express Scripts – weighed on performance during the period. We still have high conviction in the long-term growth drivers of all these companies, as evidenced by the fact these positions remain some of the larger positions in our Fund.

Apple was the largest detractor from performance. Apple has fallen in recent months, reflecting the market’s pessimism in the company’s ability to maintain margins in its existing franchises, and also in the company’s ability to innovate and create new opportunities. We think the strength of Apple’s product ecosystem remains underappreciated by the market. Current Apple customers remain very loyal to the brand. Most of these consumers are not replacing Apple products with other brands. In fact, we believe most of these consumers are continuing to branch out and spend more on other Apple products. While Apple has admittedly faced competition from cheaper smartphones that are winning business from new, first-time smartphone users, these other brands have not penetrated the market share of Apple’s existing customer base. Further, we think Apple still has an opportunity to bring new consumers into its ecosystem. Two of the world’s largest mobile carriers do not currently carry Apple phones. If those carriers started to offer Apple phones, it would represent another opportunity to introduce new consumers to the brand. We also believe Apple can continue to innovate. The company has been one of the most innovative companies of the last two decades, and we do not think that innovation ceases overnight.

EMC was also a large detractor. While the stock experienced some volatility during the period, the fundamentals of the company have been stable. We still like the company for its offerings in data analytics and storage, which we believe are some of the faster growing areas of enterprise information technology. We also think EMC is attractive due to its ownership stake in VMware, which we believe has the market-leading position in software virtualization and stands to benefit from data center virtualization and the adoption of private clouds.

Another top detractor for the period was Express Scripts. The stock fell in the fourth quarter of 2012, after the company’s CEO said analyst estimates for near-term growth were too high. We think long-term growth drivers for the company are still intact. The pharmacy benefit manager is lowering health care costs at a time when rising health care costs have the attention of individuals, employers and governments alike. Using a pharmacy benefit manager to lower drug costs makes sense in an environment of heightened awareness over health care costs.

While those three stocks weighed on performance during the period, we have generally been pleased by the way the companies in our portfolio have executed on the strategies and business drivers that we believe will drive long-term growth. Take Celgene, for instance, which is one of our largest positions in our Fund and was a top contributor to performance during the period. Our research team did a lot of work surveying doctors and specialists to

Janus Growth & Core Funds | 39

Janus Forty Fund (unaudited)

understand the growth potential of each of Celgene’s drug franchises, which gave us high conviction that the company had multiple long-duration growth opportunities. The stock has appreciated in recent months, up more than 40% in the first quarter of 2013, as management has explained to the market that they expect multiyear growth to be driven by four different drug franchises, and that Celgene is much more than a one-product company. Testing data for some of these drugs continues to be encouraging.

News Corp. was another leading contributor to Fund performance. In our view, many of Fox’s cable networks are still undermonetizing, but high demand for News Corp’s content should give it leverage over cable distributors. When it is time for these networks to renew contracts with cable distributors, we think there is a compelling rationale for the distributors to pay more to News Corp. We also believe the value of News Corp.’s content can increase as it spreads internationally and as new digital platforms offer expanded viewing opportunities.

eBay was also a leading contributor during the period. We have mentioned eBay in prior commentaries for the Fund. In short, we think eBay has developed a number of services that help the company serve as a partner to merchants. This is a significant competitive advantage for eBay’s e-commerce platform, as many other e-commerce companies are seen as more of a direct competitor to merchants and retailers. We have also been encouraged by the inroads that eBay’s PayPal franchise has made in developing its offline payments business. We feel the innovations the company is making for both PayPal and its marketplace business are not reflected in the stock’s price.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Outlook

We think prospects for the U.S. economy continue to look strong, despite small headwinds from tax increases. European austerity remains a risk to global growth but we think the market understands these risks. More importantly, we believe many of the businesses we own are well positioned for slow growth in Europe. These companies either generate little revenue from the region, or they have competitively advantaged products that could allow them to take share and continue to grow even against the region’s weak economic backdrop.

Going forward, we believe equity markets could still trend higher. Free cash flow yields for large cap equities with growth prospects are still compelling compared with other asset classes, especially given the low interest rate environment.

Heading into the second quarter, we are finding companies with attractive valuations that we think exhibit strong growth potential. This could provide the opportunity to add a couple of new names to the Fund.

Thank you for your investment in Janus Forty Fund.

40 | MARCH 31, 2013

(unaudited)

Janus Forty Fund At A Glance

5 Top Performers – Holdings

Contribution

Celgene Corp.	3.56%
News Corp. – Class A	1.49%
eBay, Inc.	0.94%
Cie Financiere Richemont S.A.	0.75%
United Parcel Service, Inc. – Class B	0.72%

5 Bottom Performers – Holdings

Contribution

Apple, Inc.	–4.55%
EMC Corp.	–0.58%
Express Scripts Holding Co.	–0.50%
Turquoise Hill Resources, Ltd. (U.S. Shares)	–0.46%
FANUC Corp.	–0.24%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Health Care	1.14%	17.89%	12.21%
Consumer Discretionary	1.06%	21.11%	16.73%
Financials	0.33%	4.86%	4.62%
Utilities	0.00%	0.00%	0.21%
Other**	–0.02%	0.56%	0.00%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	–1.92%	34.53%	30.56%
Industrials	–1.34%	13.87%	12.62%
Materials	–0.73%	1.68%	3.92%
Consumer Staples	–0.27%	1.29%	12.74%
Energy	–0.16%	0.00%	4.12%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Growth & Core Funds | 41

Janus Forty Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2013

Celgene Corp. Medical – Biomedical and Genetic	10.1%
Apple, Inc. Computers	10.1%
News Corp. – Class A Multimedia	7.4%
eBay, Inc. E-Commerce/Products	6.8%
Express Scripts Holding Co. Pharmacy Services	5.7%

40.1%

Asset Allocation – (% of Net Assets)
As of March 31, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2013

As of September 30, 2012

42 | MARCH 31, 2013

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2013						per the January 28, 2013 prospectus
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Forty Fund – Class A Shares
NAV	5.71%	8.51%	1.84%	9.52%	9.84%	1.00%	1.00%
MOP	–0.35%	2.28%	0.65%	9.06%	9.55%

Janus Forty Fund – Class C Shares
NAV	5.30%	7.70%	1.07%	8.92%	9.28%	1.71%	1.71%
CDSC	4.30%	6.70%	1.07%	8.92%	9.28%

Janus Forty Fund – Class I Shares	5.88%	8.83%	2.11%	9.52%	9.84%	0.59%	0.59%

Janus Forty Fund – Class N Shares	5.91%	8.45%	1.67%	9.52%	9.84%	0.51%	0.51%

Janus Forty Fund – Class R Shares	5.52%	8.11%	1.40%	9.24%	9.59%	1.27%	1.27%

Janus Forty Fund – Class S Shares	5.70%	8.45%	1.67%	9.52%	9.84%	1.04%	1.04%

Janus Forty Fund – Class T Shares	5.77%	8.63%	1.67%	9.52%	9.84%	0.77%	0.77%

Russell 1000® Growth Index	8.10%	10.09%	7.30%	8.62%	5.28%

S&P 500® Index	10.19%	13.96%	5.81%	8.53%	6.25%

Morningstar Quartile – Class S Shares	–	2nd	4th	1st	1st

Morningstar Ranking – based on total return for Large Growth Funds	–	859/1,741	1,490/1,559	277/1,306	32/786

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Growth & Core Funds | 43

Janus Forty Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2014.

The expense ratios for Class N Shares are estimated.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see the Fund’s prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares and Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of one or more other share classes of a predecessor fund(s), calculated using the fees and expenses of one or more other share classes of a predecessor fund(s), accounting for, when applicable and permitted, any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund and predecessor fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectus for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective at market close on May 31, 2013, A. Douglas Rao will be the Portfolio Manager of Janus Forty Fund.

*	The predecessor Fund’s inception date — May 1, 1997

44 | MARCH 31, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12 - 3/31/13)

Class A Shares	$1,000.00	$1,057.10	$4.31	$1,000.00	$1,020.74	$4.23	0.84%

Class C Shares	$1,000.00	$1,053.00	$8.24	$1,000.00	$1,016.90	$8.10	1.61%

Class I Shares	$1,000.00	$1,058.80	$2.87	$1,000.00	$1,022.14	$2.82	0.56%

Class N Shares	$1,000.00	$1,059.10	$2.36	$1,000.00	$1,022.64	$2.32	0.46%

Class R Shares	$1,000.00	$1,055.20	$6.15	$1,000.00	$1,018.95	$6.04	1.20%

Class S Shares	$1,000.00	$1,057.00	$4.36	$1,000.00	$1,020.69	$4.28	0.85%

Class T Shares	$1,000.00	$1,057.70	$3.64	$1,000.00	$1,021.39	$3.58	0.71%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financials or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Growth & Core Funds | 45

Janus Forty Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares		Value

Common Stock – 98.7%
Agricultural Chemicals – 0.2%
70,840	Monsanto Co.	$7,482,829
Apparel Manufacturers – 1.6%
5,569,200	Prada SpA	56,679,953
Athletic Footwear – 2.2%
1,321,398	NIKE, Inc. – Class B	77,975,696
Beverages – Wine and Spirits – 1.4%
395,907	Pernod-Ricard S.A.	49,327,898
Brewery – 0%
1,513,295	Anheuser-Busch InBev N.V. – VVPR Strip*,°°	1,940
Casino Hotels – 2.8%
7,646,987	MGM Resorts International*	100,557,879
Commercial Services – 2.6%
2,584,550	Iron Mountain, Inc.	93,845,011
Commercial Services – Finance – 1.4%
94,171	MasterCard, Inc. – Class A	50,958,753
Computers – 10.1%
818,567	Apple, Inc.	362,322,311
Computers – Memory Devices – 4.0%
6,051,553	EMC Corp.*	144,571,601
E-Commerce/Products – 8.0%
155,342	Amazon.com, Inc.*	41,397,090
4,476,697	eBay, Inc.*	242,726,511
		284,123,601
Electronic Components – Miscellaneous – 2.9%
2,453,939	TE Connectivity, Ltd. (U.S. Shares)	102,893,662
Electronic Connectors – 1.7%
809,156	Amphenol Corp. – Class A	60,403,495
Enterprise Software/Services – 1.2%
1,360,795	Oracle Corp.	44,008,110
Industrial Automation and Robotics – 5.1%
1,179,800	FANUC Corp.**	180,379,537
Life and Health Insurance – 5.4%
19,945,400	AIA Group, Ltd.	87,363,745
6,591,428	Prudential PLC	106,646,069
		194,009,814
Medical – Biomedical and Genetic – 13.5%
3,128,114	Celgene Corp.*	362,579,694
1,162,080	Gilead Sciences, Inc.*	56,860,575
1,144,682	Vertex Pharmaceuticals, Inc.*	62,934,616
		482,374,885
Medical Instruments – 1.4%
102,134	Intuitive Surgical, Inc.*	50,167,199
Metal – Diversified – 1.4%
7,638,324	Turquoise Hill Resources, Ltd. (U.S. Shares)*	48,579,741
Metal Processors and Fabricators – 0.9%
165,597	Precision Castparts Corp.	31,400,503
Multimedia – 7.4%
8,647,796	News Corp. – Class A	263,930,734
Pharmacy Services – 5.7%
3,559,411	Express Scripts Holding Co.*	205,200,044
Retail – Apparel and Shoe – 4.9%
3,885,970	Limited Brands, Inc.*	173,547,420
Retail – Jewelry – 3.2%
1,469,196	Cie Financiere Richemont S.A.	115,337,305
Software Tools – 1.6%
707,453	VMware, Inc. – Class A*	55,803,893
Transportation – Services – 3.8%
1,569,768	United Parcel Service, Inc. – Class B	134,843,071
Wireless Equipment – 4.3%
2,204,800	Crown Castle International Corp.*	153,542,272

Total Common Stock (cost $2,132,321,254)		3,524,269,157

Money Market – 1.6%
58,219,000	Janus Cash Liquidity Fund LLC, 0% (cost $58,219,000)	58,219,000

Total Investments (total cost $2,190,540,254) – 100.3%		3,582,488,157

Liabilities, net of Cash, Receivables and Other Assets– (0.3)%		(10,630,593)

Net Assets – 100%		$3,571,857,564

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$1,940	0.0%
Canada	48,579,741	1.4%
France	49,327,898	1.4%
Hong Kong	87,363,745	2.4%
Italy	56,679,953	1.6%
Japan	180,379,537	5.0%
Switzerland	218,230,967	6.1%
United Kingdom	106,646,069	3.0%
United States††	2,835,278,307	79.1%

Total	$3,582,488,157	100.0%

††	Includes Cash Equivalents of 1.6%.

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: Japanese Yen 4/18/13	1,000,000,000	$10,625,941	$(237,625)

HSBC Securities (USA), Inc.: Japanese Yen 5/2/13	500,000,000	5,313,512	(115,278)

JPMorgan Chase & Co.: Japanese Yen 4/11/13	500,000,000	5,312,707	71,627

RBC Capital Markets Corp.: Japanese Yen 5/9/13	500,000,000	5,313,826	(42,289)

Total		$26,565,986	$(323,565)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

46 | MARCH 31, 2013

Janus Fund (unaudited)

Fund Snapshot
We believe that buying high-quality growth franchises with sustainable, projected above-average earnings growth for the next five-plus years and a market leadership position driven by a clearly articulated strategy should allow us to outperform the benchmark and peers over the long-term. We perform in-depth, fundamental research to build a diversified, moderately positioned portfolio aiming to deliver peer- and index-beating returns while managing for risk and volatility.
Jonathan Coleman lead co-portfolio manager	Barney Wilson co-portfolio manager

Performance

Janus Fund’s Class T Shares returned 7.86% over the six-month period ended March 31, 2013. The Fund’s primary benchmark, the Russell 1000 Growth Index, returned 8.10% during the period and its secondary benchmark, the S&P 500 Index, returned 10.19%. The Core Growth Index returned 9.14% during the period.

Portfolio Manager Comments

The current market environment proved a bit of a headwind for the Fund’s relative performance. We focus on companies with clear, sustainable, long-term growth drivers. These companies often have a high barrier to entry, a definable edge in an attractive industry with high growth potential, or a strong management team that has a clear vision for the future course of their company. We believe these competitive advantages should allow the companies to grow regardless of the economy. In our view, the recent market rally has largely been driven on the premise of an improving global economy. Against that backdrop, we believe more cyclical stocks that depend on a strong economy tend to rise a little faster than those that put up more consistent growth. While this is not the most favorable market environment for our investment style, it is an environment that has persisted for much of the last 15 months. Despite this less favorable environment, we have been pleased to see the Fund’s performance generally stay in line with its primary benchmark during that 15-month time period.

While we were generally pleased with the way most companies in our portfolio continued to execute on the strategies that set them apart from their competitors, there were some stocks that negatively impacted performance. Despite the short-term volatility around these stocks, our long-term views on the companies remain unchanged. Apple was our largest detractor from performance. The stock fell due to concerns that the competitive landscape for the company is becoming more challenging. While some of Apple’s competitors are gaining new, first-time smartphone users by offering less-expensive smartphones, we think Apple is not being given credit for the size and power of its current ecosystem. Current Apple users remain loyal to the brand and we believe those users are increasing their spending on Apple products. We believe Apple will continue to find ways to monetize its current ecosystem. We also believe Apple has been one of the most innovative companies of the last two decades, and that the company will continue to be able to innovate and attract new consumers to its ecosystem.

Express Scripts also detracted from performance. The stock fell after the company’s CEO said consensus expectations for earnings growth were too aggressive. This does not change our long-term view of the company, however. Health care costs are rising and we think pharmacy benefit managers provide an important service by taking costs out of the health care system. Acquisitions have made Express Scripts the largest pharmacy benefit manager, and give the company greater purchasing power as it aggregates more patients.

Coach also detracted from performance during the period. The company is repositioning itself from a handbags brand to a broader lifestyle brand. Over the long-term, we believe that is a favorable transition. In the short-term, it will cause some hiccups. Smaller companies have been able to take some market share from Coach in the handbag market, and Coach has not yet been able to offset that with growth in its other lifestyle products. We remain confident Coach can manage this lifestyle brand transition. We believe the company has brought in talented new designers to drive the change. The management team has also executed transitions before, when they moved the company beyond focusing only on leather products.

Several pharmaceutical companies were among our top contributors to performance during the period. Gilead Sciences and Celgene were the two largest contributors to the Fund’s performance. We believe our research team has done a tremendous job of understanding the underlying potential of the drugs in both companies’

Janus Growth & Core Funds | 47

Janus Fund (unaudited)

pipelines as these drugs go through the development process. The market is now beginning to appreciate what some of these drugs mean to the companies’ revenue streams. Gilead’s new single-pill HIV treatment offers patients a simpler drug regimen than some competing HIV drugs. The Gilead treatment is also potentially more tolerable than other single-pill competitors. Meanwhile, Gilead’s new treatment allows the company the potential to capture a greater share of revenue for HIV treatment than its previous drug, which was used in combination with treatments from other companies. We think Gilead has also emerged as one of the leaders in a new wave of hepatitis C treatments. Meanwhile, Celgene’s stock has appreciated in recent months as management has explained to the market that multiyear growth will be driven by four different drug franchises, and that Celgene is much more than a one-product company.

Another top contributor to the Fund’s performance this quarter was Canadian Pacific Railway. The company has brought in a new CEO who understands the industry and has a track record of improving the economics of the rail business. We believe he can make significant fundamental improvements to Canadian Pacific’s rail business over the long-term. The stock was up this period after the new CEO outlined a long-term plan to improve operating margins that was well received at an analyst meeting.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Performance Overview

Our holdings within the consumer discretionary and industrials sectors were the largest detractors from relative results during the six-month period. Our holdings in the information technology and health care sectors were the primary contributors to relative performance.

Outlook

While the economy has stabilized, we expect slow economic growth going forward. However, we believe U.S. companies have generally honed their ability to perform well in a low-growth environment. Cheap energy, especially natural gas, is lowering manufacturing costs, which is a long-term benefit for many industries. Meanwhile the adoption of technology across a number of sectors is helping businesses plan better, strategize better and deliver more consistent results.

If the economy does grow at a slow pace, we think it favors our investment process. We are encouraged by the idea generation of our research analysts, who continue to find companies with reasonable valuations relative to their long-term, multiyear growth trajectories. These companies do not need rapid economic expansion to thrive. If we are correct in our understanding of their businesses, they have sustainable, competitive advantages that should allow them to continue to grow in many economic environments. In a growth-challenged world, companies that can put up better-than-average growth should be rewarded.

Thank you for your investment in Janus Fund.

48 | MARCH 31, 2013

(unaudited)

Janus Fund At A Glance

5 Top Performers – Holdings

Contribution

Gilead Sciences, Inc.	0.82%
Celgene Corp.	0.65%
Canadian Pacific Railway, Ltd. (U.S. Shares)	0.57%
CBS Corp. – Class B	0.55%
Valeant Pharmaceuticals International, Inc. (U.S. Shares)	0.39%

5 Bottom Performers – Holdings

Contribution

Apple, Inc.	–3.56%
Express Scripts Holding Co.	–0.17%
Coach, Inc.	–0.17%
VMware, Inc. – Class A	–0.16%
Medivation, Inc.	–0.13%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	0.84%	28.92%	30.56%
Health Care	0.27%	13.79%	12.21%
Consumer Staples	0.21%	10.60%	12.74%
Materials	0.07%	3.71%	3.92%
Energy	0.02%	6.44%	4.12%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer Discretionary	–0.68%	17.80%	16.73%
Industrials	–0.41%	12.10%	12.62%
Other**	–0.24%	2.65%	0.00%
Financials	–0.07%	2.80%	4.62%
Utilities	–0.02%	0.13%	0.21%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Growth & Core Funds | 49

Janus Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2013

Apple, Inc. Computers	6.4%
Google, Inc. – Class A Web Portals/Internet Service Providers	4.1%
Limited Brands, Inc. Retail – Apparel and Shoe	2.4%
Precision Castparts Corp. Metal Processors and Fabricators	2.4%
Gilead Sciences, Inc. Medical – Biomedical and Genetic	2.4%

17.7%

Asset Allocation – (% of Net Assets)
As of March 31, 2013

Emerging markets comprised 0.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2013

As of September 30, 2012

50 | MARCH 31, 2013

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2013						per the January 28, 2013 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Fund – Class A Shares
NAV	7.73%	8.21%	3.93%	7.27%	12.18%	0.99%	0.99%
MOP	1.53%	1.98%	2.70%	6.63%	12.03%

Janus Fund – Class C Shares
NAV	7.38%	7.41%	3.18%	6.47%	11.56%	1.68%	1.68%
CDSC	6.38%	6.41%	3.18%	6.47%	11.56%

Janus Fund – Class D Shares(1)	7.88%	8.49%	4.07%	7.36%	12.23%	0.68%	0.68%

Janus Fund – Class I Shares	7.88%	8.50%	4.00%	7.33%	12.22%	0.63%	0.63%

Janus Fund – Class N Shares	7.97%	8.40%	4.00%	7.33%	12.22%	0.54%	0.54%

Janus Fund – Class R Shares	7.55%	7.82%	3.49%	6.77%	11.83%	1.29%	1.29%

Janus Fund – Class S Shares	7.72%	8.12%	3.75%	7.04%	12.03%	1.05%	1.05%

Janus Fund – Class T Shares	7.86%	8.40%	4.00%	7.33%	12.22%	0.79%	0.79%

Russell 1000® Growth Index	8.10%	10.09%	7.30%	8.62%	N/A**

S&P 500® Index	10.19%	13.96%	5.81%	8.53%	10.33%

Core Growth Index	9.14%	12.02%	6.57%	8.59%	N/A**

Morningstar Quartile – Class T Shares	–	2nd	3rd	3rd	1st

Morningstar Ranking – based on total return for Large Growth Funds	–	865/1,741	1,149/1,559	935/1,306	26/148

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Growth & Core Funds | 51

Janus Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2014.

The expense ratios for Class N Shares are estimated.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s prospectuses or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective May 13, 2013, Burton H. Wilson is the sole Portfolio Manager of Janus Fund.

*	The Fund’s inception date – February 5, 1970
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Fund’s inception date.
(1)	Closed to new investors.

52 | MARCH 31, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12 - 3/31/13)

Class A Shares	$1,000.00	$1,077.30	$4.82	$1,000.00	$1,020.29	$4.68	0.93%

Class C Shares	$1,000.00	$1,073.80	$8.27	$1,000.00	$1,016.95	$8.05	1.60%

Class D Shares	$1,000.00	$1,079.10	$3.58	$1,000.00	$1,021.49	$3.48	0.69%

Class I Shares	$1,000.00	$1,078.80	$3.32	$1,000.00	$1,021.74	$3.23	0.64%

Class N Shares	$1,000.00	$1,079.70	$2.70	$1,000.00	$1,022.34	$2.62	0.52%

Class R Shares	$1,000.00	$1,075.50	$6.62	$1,000.00	$1,018.55	$6.44	1.28%

Class S Shares	$1,000.00	$1,077.20	$4.92	$1,000.00	$1,020.19	$4.78	0.95%

Class T Shares	$1,000.00	$1,078.60	$3.89	$1,000.00	$1,021.19	$3.78	0.75%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financials or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Growth & Core Funds | 53

Janus Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares		Value

Common Stock – 97.0%
Agricultural Chemicals – 1.3%
1,028,027	Monsanto Co.	$108,590,492
Apparel Manufacturers – 1.8%
2,029,377	Coach, Inc.	101,448,556
4,588,900	Prada SpA**	46,703,052
		148,151,608
Applications Software – 1.8%
2,250,146	Intuit, Inc.	147,722,085
Athletic Footwear – 2.0%
2,851,653	NIKE, Inc. – Class B	168,276,044
Beverages – Wine and Spirits – 1.8%
1,218,849	Pernod-Ricard S.A.**	151,862,077
Brewery – 3.4%
1,711,653	Anheuser-Busch InBev N.V.**	169,473,852
2,230,362	SABMiller PLC**	117,373,207
		286,847,059
Cable/Satellite Television – 1.3%
1,138,048	Time Warner Cable, Inc.	109,320,891
Commercial Services – Finance – 1.4%
213,271	MasterCard, Inc. – Class A	115,407,336
Computer Aided Design – 0.9%
954,843	ANSYS, Inc.*	77,743,317
Computers – 6.4%
1,205,207	Apple, Inc.	533,460,774
Computers – Integrated Systems – 0.2%
339,763	Teradata Corp.*	19,879,533
Computers – Memory Devices – 0.3%
1,186,748	EMC Corp.*	28,351,410
Consulting Services – 0.8%
1,049,523	Verisk Analytics, Inc. – Class A*	64,682,103
Containers – Metal and Glass – 1.0%
1,734,827	Ball Corp.**	82,543,069
Cosmetics and Toiletries – 1.0%
720,574	Colgate-Palmolive Co.	85,049,349
Distribution/Wholesale – 2.2%
1,138,158	Fastenal Co.	58,444,414
544,138	W.W. Grainger, Inc.	122,420,167
		180,864,581
Diversified Operations – 1.6%
2,166,247	Danaher Corp.	134,632,251
E-Commerce/Products – 2.4%
178,577	Amazon.com, Inc.*	47,588,985
2,839,455	eBay, Inc.*	153,955,250
		201,544,235
E-Commerce/Services – 0.5%
59,020	priceline.com, Inc.*	40,601,629
Electric – Transmission – 0.5%
1,065,111	Brookfield Infrastructure Partners L.P.	40,538,125
Electronic Components – Miscellaneous – 1.6%
3,159,266	TE Connectivity, Ltd. (U.S. Shares)	132,468,023
Electronic Components – Semiconductors – 0.9%
8,834,069	ON Semiconductor Corp.*	73,146,091
Electronic Connectors – 1.2%
1,280,794	Amphenol Corp. – Class A	95,611,272
Electronic Security Devices – 1.0%
2,507,622	Tyco International, Ltd. (U.S. Shares)	80,243,904
Enterprise Software/Services – 3.2%
2,084,749	Informatica Corp.*	71,861,298
5,921,997	Oracle Corp.	191,517,383
		263,378,681
Finance – Credit Card – 0.4%
206,228	Visa, Inc. – Class A	35,025,764
Food – Miscellaneous/Diversified – 0.3%
598,515	Unilever N.V.**	24,513,332
Food – Retail – 1.0%
960,033	Whole Foods Market, Inc.	83,282,863
Industrial Automation and Robotics – 1.0%
564,200	FANUC Corp.**	86,260,497
Industrial Gases – 1.0%
753,397	Praxair, Inc.	84,033,901
Instruments – Controls – 1.1%
2,817,881	Sensata Technologies Holding N.V.*,**	92,623,748
Internet Content – Information/News – 0.4%
171,231	LinkedIn Corp. – Class A*	30,146,930
Investment Management and Advisory Services – 0.8%
886,839	T. Rowe Price Group, Inc.	66,397,636
Life and Health Insurance – 0.5%
9,597,600	AIA Group, Ltd.	42,038,880
Medical – Biomedical and Genetic – 5.1%
223,847	Alexion Pharmaceuticals, Inc.*	20,625,263
1,216,950	Celgene Corp.*	141,056,674
4,048,557	Gilead Sciences, Inc.*	198,095,894
1,151,406	Vertex Pharmaceuticals, Inc.*	63,304,302
		423,082,133
Medical – Drugs – 4.8%
3,816,419	AbbVie, Inc.	155,633,567
1,401,007	Medivation, Inc.*	65,525,097
407,869	Shire PLC (ADR)**	37,262,912
802,905	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	60,233,933
2,486,136	Zoetis, Inc.	83,036,943
		401,692,452
Medical – Generic Drugs – 1.2%
850,437	Perrigo Co.	100,972,385
Medical – HMO – 0.8%
1,262,553	Aetna, Inc.	64,541,709
Medical Products – 0.6%
646,731	Varian Medical Systems, Inc.*	46,564,632
Metal Processors and Fabricators – 2.4%
1,050,894	Precision Castparts Corp.	199,270,520
Multimedia – 1.2%
1,393,850	News Corp. – Class A	42,540,302
1,063,358	Walt Disney Co.	60,398,734
		102,939,036
Networking Products – 0.5%
1,941,503	Cisco Systems, Inc.	40,596,828

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

54 | MARCH 31, 2013

Schedule of Investments (unaudited)

As of March 31, 2013

Shares		Value

Oil and Gas Drilling – 0.7%
929,201	Helmerich & Payne, Inc.	$56,402,501
Oil Companies – Exploration and Production – 1.7%
451,305	EOG Resources, Inc.	57,798,631
751,354	Noble Energy, Inc.	86,901,604
		144,700,235
Oil Field Machinery and Equipment – 1.3%
855,526	Dresser-Rand Group, Inc.*	52,751,733
744,993	National Oilwell Varco, Inc.	52,708,255
		105,459,988
Pharmacy Services – 1.8%
2,568,198	Express Scripts Holding Co.*	148,056,615
Pipelines – 1.7%
2,345,338	Enterprise Products Partners L.P.	141,400,428
Real Estate Management/Services – 0.8%
63,440,528	Colony American Homes Holdings III L.P. – Private Placement*,°°,§	63,440,528
Recreational Vehicles – 0.5%
461,345	Polaris Industries, Inc.	42,669,799
REIT – Health Care – 0.6%
642,496	Ventas, Inc.	47,030,707
REIT – Regional Malls – 0.6%
308,785	Simon Property Group, Inc.	48,960,950
Retail – Apparel and Shoe – 2.4%
4,549,547	Limited Brands, Inc.*	203,182,769
Retail – Auto Parts – 1.5%
324,889	AutoZone, Inc.*	128,906,209
Retail – Discount – 1.1%
872,075	Costco Wholesale Corp.	92,535,878
Retail – Major Department Stores – 1.5%
854,397	Nordstrom, Inc.	47,188,346
1,744,578	TJX Cos., Inc.	81,559,022
		128,747,368
Retail – Restaurants – 1.0%
1,411,595	Starbucks Corp.	80,404,451
Semiconductor Components/Integrated Circuits – 1.3%
6,988,758	Atmel Corp.*	48,641,756
18,434,539	Taiwan Semiconductor Manufacturing Co., Ltd.	61,653,976
		110,295,732
Soap and Cleaning Preparations – 0.5%
579,164	Reckitt Benckiser Group PLC**	41,512,150
Software Tools – 1.1%
1,160,181	VMware, Inc. – Class A*	91,515,077
Telecommunication Services – 0.9%
2,065,509	Amdocs, Ltd. (U.S. Shares)**	74,874,701
Television – 1.6%
2,874,578	CBS Corp. – Class B	134,214,047
Tobacco – 0.9%
833,499	Philip Morris International, Inc.	77,273,692
Toys – 0.9%
1,713,019	Mattel, Inc.	75,013,102
Transportation – Railroad – 1.9%
983,616	Canadian Pacific Railway, Ltd. (U.S. Shares)	128,332,379
225,031	Union Pacific Corp.	32,046,665
		160,379,044
Vitamins and Nutrition Products – 0.4%
445,556	Mead Johnson Nutrition Co.	34,508,312
Web Portals/Internet Service Providers – 4.1%
429,427	Google, Inc. – Class A*	340,977,921
Wireless Equipment – 2.6%
1,049,650	Crown Castle International Corp.*,**	73,097,626
1,913,956	Motorola Solutions, Inc.	122,550,602
1,662,705	Telefonaktiebolaget L.M. Ericsson – Class B	20,725,745
		216,373,973

Total Common Stock (cost $6,014,914,275)		8,083,735,362

Money Market – 3.0%
252,713,923	Janus Cash Liquidity Fund LLC, 0% (cost $252,713,923)	252,713,923

Total Investments (total cost $6,267,628,198) – 100.0%		8,336,449,285

Liabilities, net of Cash, Receivables and Other Assets**– (0.0)%		(2,654,822)

Net Assets – 100%		$8,333,794,463

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$169,473,852	2.0%
Bermuda	40,538,125	0.5%
Canada	188,566,312	2.3%
France	151,862,077	1.8%
Guernsey	74,874,701	0.9%
Hong Kong	42,038,880	0.5%
Italy	46,703,052	0.6%
Japan	86,260,497	1.0%
Jersey	37,262,912	0.4%
Netherlands	117,137,080	1.4%
Sweden	20,725,745	0.3%
Switzerland	212,711,927	2.6%
Taiwan	61,653,976	0.7%
United Kingdom	158,885,357	1.9%
United States††	6,927,754,792	83.1%

Total	$8,336,449,285	100.0%

††	Includes Cash Equivalents of 3.0%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 55

Janus Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
British Pound 4/18/13	21,460,000	$32,598,948	$(589,855)
Euro 4/18/13	42,640,000	54,657,611	654,997
Japanese Yen 4/18/13	2,051,000,000	21,793,805	(445,491)

		109,050,364	(380,349)

HSBC Securities (USA), Inc.:
British Pound 5/2/13	27,859,000	42,315,666	(914,823)
Euro 5/2/13	44,060,000	56,483,459	1,023,213
Japanese Yen 5/2/13	1,756,000,000	18,661,056	(404,855)

		117,460,181	(296,465)

JPMorgan Chase & Co.:
British Pound 4/11/13	22,400,000	34,028,391	(401,511)
Euro 4/11/13	63,700,000	81,649,194	1,020,816
Japanese Yen 4/11/13	1,550,000,000	16,469,390	222,044

		132,146,975	841,349

RBC Capital Markets Corp.:
British Pound 5/9/13	27,400,000	41,616,802	30,102
Euro 5/9/13	45,000,000	57,691,722	631,428
Japanese Yen 5/9/13	2,300,000,000	24,443,599	(194,530)

		123,752,123	467,000

Total		$482,409,643	$631,535

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

56 | MARCH 31, 2013

Janus Growth and Income Fund (unaudited)

Fund Snapshot
We seek to generate capital appreciation and income through investing in a diversified portfolio of equities and income-generating assets. We primarily focus our analysis on larger, well-established companies with predictable and sustainable earnings growth.
Marc Pinto portfolio manager

Performance Overview

Janus Growth and Income Fund’s Class T Shares returned 11.59% over the six-month period ended March 31, 2013. The Fund’s primary benchmark, the S&P 500 Index, returned 10.19%, and its secondary benchmark, the Russell 1000 Growth Index, returned 8.10% during the period.

Market Environment

A near-term resolution to the fiscal cliff and a muted market response to sequestration (automatic budget cuts) enabled U.S. equities to respond strongly to positive signs on the U.S. economy. Favorable employment data, a substantial improvement in retail sales following weakness in January and a continued rebound in housing indicated consumers are reasonably upbeat. The Federal Reserve also made it clear that its low interest rate policy would not end anytime soon, which helped entice yield-deprived investors into equities as well as those who missed the earlier move higher. Even with the strong advance this quarter, we do not feel valuations are unreasonable given such low rates.

Contributors to Performance

Our holdings in industrials, consumer discretionary and information technology were the primary contributors to relative performance.

Within consumer discretionary, CBS was our top contributor for the sector and the Fund overall. The multimedia company generated strong returns after it announced plans to spin off its U.S. outdoor advertising (billboard) business into a real estate investment trust and that it would sell its European outdoor advertising segment. The company will use the proceeds to continue to repurchase stock and debt. We feel CBS, the Fund’s top holding as of period end, will realize the maximum value from its outdoor business, enabling it to have more direct exposure to its higher growth entertainment content business.

Staying in consumer discretionary, toy maker Mattel, another significant individual contributor, reported strong results despite weak industry conditions during the fourth quarter of 2012. We feel the company continues to manage its inventory well and has made significant progress in improving its working capital for stronger cash flow generation. Additionally, the company increased its dividend during the period. We continue to appreciate Mattel’s potential to grow its market share.

LyondellBasell Industries also aided performance. The chemical company has benefited recently from high refining margins due to low natural gas and U.S. oil prices, as well as firm end markets for its products. Additionally, Lyondell continues to pay back debt and has instituted a dividend and share repurchase plan.

Apple was the largest individual detractor. The computer and mobile device maker suffered from investor concerns over increased competition from Samsung with its new Galaxy phones and a lack of resolution on what Apple will do with its large cash holdings. We believe the market is undervaluing Apple’s shares and have confidence that it has another product cycle to drive growth. Additionally, we think the company will deploy more of its cash to shareholders.

Garmin, a provider of navigation and information devices and applications, also declined in the wake of disappointing earnings and guidance in its latest quarter. The company’s portable navigation devices used in autos, its most competitive market segment, continued to weaken due to the proliferation of smartphones. We do not think the company’s sales deterioration will continue indefinitely as it will increasingly rely on other products (e.g., watches and high-end avionic devices) where we believe it has a stronger competitive position.

Finally, CenturyLink, another individual detractor, surprised the market by announcing a cut in its dividend and said that it would deploy the cash saved from the dividend to repurchase stock. The move raised questions about the sustainability of its dividend going forward. While we continue to appreciate the communications services

Janus Growth & Core Funds | 57

Janus Growth and Income Fund (unaudited)

provider’s high dividend yield, we are currently assessing whether there is a risk of further dividend cuts.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion regarding the use of forward currency contracts by the Fund.

Outlook

We remain optimistic that improvement in the U.S. economy will continue and believe that the U.S. remains among the most attractive markets based on reasonable valuations and all-time low interest rates. Companies are also returning cash to shareholders via dividends and share repurchases, which is evidence of their financial strength. While we are constructive on the stock market, we will continue to be disciplined in taking profits when our valuation targets are met and adding to positions in those companies with strong business models when we feel that they have been unfairly punished by the market.

In the Fund, we remain focused on adding companies that we think will generate strong total returns and that will grow their dividends.

Thank you for your investment in Janus Growth and Income Fund.

58 | MARCH 31, 2013

(unaudited)

Janus Growth and Income Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

CBS Corp. – Class B	1.17%
LyondellBasell Industries N.V. – Class A	0.91%
Mattel, Inc.	0.71%
NIKE, Inc. – Class B	0.63%
Boeing Co.	0.61%

5 Bottom Performers – Equity Holdings

Contribution

Apple, Inc.	–1.69%
Garmin, Ltd.	–0.23%
CenturyLink, Inc.	–0.17%
Western Union Co.	–0.14%
Freeport-McMoRan Copper & Gold, Inc.	–0.14%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Industrials	0.89%	9.18%	10.09%
Consumer Discretionary	0.64%	20.86%	11.39%
Information Technology	0.57%	13.58%	18.84%
Energy	0.47%	8.27%	11.11%
Materials	0.17%	7.13%	3.53%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	–0.20%	13.23%	15.50%
Other**	–0.16%	1.94%	0.00%
Telecommunication Services	–0.09%	1.92%	3.07%
Utilities	–0.03%	2.67%	3.45%
Consumer Staples	0.01%	11.17%	10.82%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Growth & Core Funds | 59

Janus Growth and Income Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2013

CBS Corp. – Class B Television	3.8%
Chevron Corp. Oil Companies – Integrated	3.2%
LyondellBasell Industries N.V. – Class A Chemicals – Diversified	3.1%
Apple, Inc. Computers	3.0%
Mattel, Inc. Toys	2.9%

16.0%

Asset Allocation – (% of Net Assets)
As of March 31, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2013

As of September 30, 2012

60 | MARCH 31, 2013

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2013						per the January 28, 2013 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Growth and Income Fund – Class A Shares
NAV	11.55%	12.76%	3.90%	7.46%	10.13%	1.01%	1.01%
MOP	5.14%	6.27%	2.68%	6.82%	9.84%

Janus Growth and Income Fund – Class C Shares
NAV	11.07%	11.85%	3.09%	6.63%	9.40%	1.85%	1.85%
CDSC	10.07%	10.85%	3.09%	6.63%	9.40%

Janus Growth and Income Fund – Class D Shares(1)	11.63%	12.94%	4.05%	7.57%	10.21%	0.80%	0.80%

Janus Growth and Income Fund – Class I Shares	11.69%	13.04%	3.98%	7.54%	10.19%	0.76%	0.76%

Janus Growth and Income Fund – Class R Shares	11.32%	12.27%	3.44%	6.97%	9.72%	1.40%	1.40%

Janus Growth and Income Fund – Class S Shares	11.45%	12.57%	3.70%	7.24%	9.97%	1.16%	1.16%

Janus Growth and Income Fund – Class T Shares	11.59%	12.83%	3.98%	7.54%	10.19%	0.91%	0.91%

S&P 500® Index	10.19%	13.96%	5.81%	8.53%	9.06%

Russell 1000® Growth Index	8.10%	10.09%	7.30%	8.62%	8.13%

Morningstar Quartile – Class T Shares	–	1st	3rd	3rd	1st

Morningstar Ranking – based on total return for Large Growth Funds	–	247/1,741	1,154/1,559	865/1,306	68/466

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

Janus Growth & Core Funds | 61

Janus Growth and Income Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2014.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – May 15, 1991
(1)	Closed to new investors.

62 | MARCH 31, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12 - 3/31/13)

Class A Shares	$1,000.00	$1,115.50	$5.22	$1,000.00	$1,020.00	$4.99	0.99%

Class C Shares	$1,000.00	$1,110.70	$9.37	$1,000.00	$1,016.06	$8.95	1.78%

Class D Shares	$1,000.00	$1,116.30	$4.22	$1,000.00	$1,020.94	$4.03	0.80%

Class I Shares	$1,000.00	$1,116.90	$3.85	$1,000.00	$1,021.29	$3.68	0.73%

Class R Shares	$1,000.00	$1,113.20	$7.32	$1,000.00	$1,018.00	$6.99	1.39%

Class S Shares	$1,000.00	$1,114.50	$5.96	$1,000.00	$1,019.30	$5.69	1.13%

Class T Shares	$1,000.00	$1,115.90	$4.59	$1,000.00	$1,020.59	$4.38	0.87%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financials or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Growth & Core Funds | 63

Janus Growth and Income Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares or Principal Amount		Value

Common Stock – 91.8%
Aerospace and Defense – 2.3%
1,012,645	Boeing Co.	$86,935,573
Agricultural Chemicals – 0.6%
291,520	Syngenta A.G. (ADR)	24,414,800
Apparel Manufacturers – 0.6%
444,443	Coach, Inc.	22,217,706
Applications Software – 2.4%
500,000	Intuit, Inc.	32,825,000
2,000,000	Microsoft Corp.	57,220,000
		90,045,000
Athletic Footwear – 2.4%
1,494,406	NIKE, Inc. – Class B	88,184,898
Beverages – Wine and Spirits – 1.3%
1,500,000	Diageo PLC**	47,285,185
Cable/Satellite Television – 2.4%
926,930	Time Warner Cable, Inc.	89,040,896
Chemicals – Diversified – 5.4%
1,726,275	E.I. du Pont de Nemours & Co.	84,863,679
1,818,395	LyondellBasell Industries N.V. – Class A	115,086,220
		199,949,899
Commercial Banks – 1.9%
780,670	CIT Group, Inc.*	33,943,532
1,394,239	Standard Chartered PLC**	36,082,373
		70,025,905
Computers – 3.0%
256,746	Apple, Inc.	113,643,482
Consumer Products – Miscellaneous – 0.8%
300,000	Kimberly-Clark Corp.	29,394,000
Cosmetics and Toiletries – 2.4%
511,950	Colgate-Palmolive Co.	60,425,458
429,685	Estee Lauder Cos., Inc. – Class A	27,512,731
		87,938,189
Diversified Banking Institutions – 1.6%
1,250,000	JPMorgan Chase & Co.	59,325,000
Diversified Operations – 0.7%
350,000	Dover Corp.	25,508,000
Electric – Integrated – 1.2%
900,000	Edison International	45,288,000
Electric – Transmission – 0.8%
750,000	Brookfield Infrastructure Partners L.P.	28,545,000
Electronic Components – Miscellaneous – 3.0%
1,000,000	Garmin, Ltd.	33,040,000
1,874,726	TE Connectivity, Ltd. (U.S. Shares)	78,607,261
		111,647,261
Electronic Components – Semiconductors – 2.1%
1,030,930	Microchip Technology, Inc.	37,896,987
1,048,640	Xilinx, Inc.	40,026,589
		77,923,576
Enterprise Software/Services – 1.0%
1,500,000	CA, Inc.	37,755,000
Finance – Credit Card – 0.7%
400,000	American Express Co.	26,984,000
Finance – Investment Bankers/Brokers – 0.4%
250,000	Greenhill & Co., Inc.	13,345,000
Food – Confectionary – 1.2%
513,060	Hershey Co.	44,908,142
Food – Retail – 0.9%
1,000,000	Kroger Co.	33,140,000
Gas – Distribution – 0.5%
350,000	National Grid PLC (ADR)**	20,303,500
Instruments – Controls – 1.6%
800,000	Honeywell International, Inc.	60,280,000
Internet Gambling – 0.4%
7,014,752	Bwin.Party Digital Entertainment PLC**	15,303,208
Investment Management and Advisory Services – 1.7%
3,172,685	Blackstone Group L.P.	62,755,709
Life and Health Insurance – 1.1%
2,509,555	Prudential PLC**	40,603,368
Medical – Drugs – 7.2%
1,326,065	Abbott Laboratories	46,836,616
2,626,065	AbbVie, Inc.	107,090,931
565,442	Bristol-Myers Squibb Co.	23,290,556
600,000	Johnson & Johnson	48,918,000
233,675	Shire PLC (ADR)**	21,348,548
656,304	Zoetis, Inc.	21,920,553
		269,405,204
Medical – HMO – 2.3%
1,700,000	Aetna, Inc.	86,904,000
Medical – Wholesale Drug Distributors – 0.9%
650,000	AmerisourceBergen Corp.	33,442,500
Multimedia – 2.0%
1,200,620	Viacom, Inc. – Class B	73,922,173
Oil and Gas Drilling – 1.0%
500,000	Noble Corp.	19,075,000
500,000	Seadrill, Ltd.	18,605,000
		37,680,000
Oil Companies – Integrated – 3.2%
1,018,310	Chevron Corp.	120,995,594
Oil Refining and Marketing – 0.6%
500,000	Valero Energy Corp.	22,745,000
Pharmacy Services – 0.6%
400,661	Express Scripts Holding Co.*	23,098,107
Pipelines – 2.7%
1,695,525	Enterprise Products Partners L.P.	102,223,202
Property and Casualty Insurance – 0.6%
250,000	Travelers Cos., Inc.	21,047,500
Real Estate Management/Services – 0.6%
24,027,576	Colony American Homes Holdings III L.P. – Private Placement*,°°,§	24,027,576
REIT – Health Care – 1.3%
689,535	Ventas, Inc.	50,473,962
REIT – Mortgage – 0.4%
1,000,000	Annaly Capital Management, Inc.	15,890,000
Resorts and Theme Parks – 0.6%
300,000	Six Flags Entertainment Corp.	21,744,000

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

64 | MARCH 31, 2013

Schedule of Investments (unaudited)

As of March 31, 2013

Shares or Principal Amount		Value

Retail – Building Products – 1.2%
657,755	Home Depot, Inc.	$45,898,144
Retail – Major Department Stores – 1.3%
869,664	Nordstrom, Inc.**	48,031,543
Savings/Loan/Thrifts – 0.4%
1,000,000	People’s United Financial, Inc.	13,440,000
Super-Regional Banks – 2.7%
2,948,010	U.S. Bancorp	100,025,979
Telephone – Integrated – 1.8%
1,110,065	CenturyLink, Inc.	38,996,583
550,000	Verizon Communications, Inc.	27,032,500
		66,029,083
Television – 3.8%
3,008,803	CBS Corp. – Class B	140,481,012
Tobacco – 4.3%
1,601,635	Altria Group, Inc.	55,080,227
1,121,928	Philip Morris International, Inc.	104,013,945
		159,094,172
Toys – 2.9%
2,463,165	Mattel, Inc.	107,861,995
Transportation – Railroad – 2.8%
250,000	Canadian Pacific Railway, Ltd. (U.S. Shares)	32,617,500
517,065	Union Pacific Corp.	73,635,227
		106,252,727
Transportation – Services – 1.0%
446,580	United Parcel Service, Inc. – Class B	38,361,222
Wireless Equipment – 1.2%
700,000	Motorola Solutions, Inc.	44,821,000

Total Common Stock (cost $2,540,935,288)		3,426,585,992

Corporate Bonds – 5.2%
Casino Hotels – 0.8%
$12,498,000	MGM Resorts International 4.2500%, 4/15/15	13,568,141
15,000,000	MGM Resorts International 7.6250%, 1/15/17	16,650,000
		30,218,141
Diversified Banking Institutions – 0.5%
15,000,000	Bank of America Corp. 8.0000%, 7/30/99‡	16,857,000
E-Commerce/Services – 0.3%
10,000,000	priceline.com, Inc. 1.0000%, 3/15/18 (144A)	11,018,750
Food – Miscellaneous/Diversified – 0.4%
15,000,000	Kraft Foods Group, Inc. 3.5000%, 6/6/22	15,684,315
Hotels and Motels – 0.3%
9,990,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	12,126,701
Medical – Biomedical and Genetic – 0.8%
25,000,000	Vertex Pharmaceuticals, Inc. 3.3500%, 10/1/15	29,953,125
Medical – Hospitals – 0.3%
9,990,000	HCA, Inc. 7.2500%, 9/15/20	11,051,438
Multi-Line Insurance – 0.5%
15,000,000	American International Group, Inc. 8.1750%, 5/15/58‡	20,193,750
Power Converters and Power Supply Equipment – 0.7%
24,957,000	JA Solar Holdings Co., Ltd. 4.5000%, 5/15/13	24,021,112
Real Estate Management/Services – 0.3%
9,985,000	ProLogis L.P. 3.2500%, 3/15/15	11,501,472
REIT – Mortgage – 0.3%
10,000,000	Annaly Capital Management, Inc. 4.0000%, 2/15/15	12,487,500

Total Corporate Bonds (cost $172,801,520)		195,113,304

Preferred Stock – 1.1%
Aerospace and Defense – Equipment – 0.4%
264,550	United Technologies Corp., 7.5000%	15,833,318
Diversified Banking Institutions – 0.3%
500,000	Goldman Sachs Group, Inc.	12,650,000
Finance – Credit Card – 0.4%
500,000	Discover Financial Services	12,920,000

Total Preferred Stock (cost $39,030,429)		41,403,318

Money Market – 1.8%
66,728,000	Janus Cash Liquidity Fund LLC, 0% (cost $66,728,000)	66,728,000

Total Investments (total cost $2,819,495,237) – 99.9%		3,729,830,614

Cash, Receivables and Other Assets, net of Liabilities**– 0.1%		4,760,199

Net Assets – 100%		$3,734,590,813

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$47,150,000	1.3%
Canada	32,617,500	0.9%
Cayman Islands	24,021,112	0.6%
Gibraltar	15,303,208	0.4%
Jersey	21,348,548	0.6%
Netherlands	115,086,220	3.1%
Switzerland	155,137,061	4.1%
United Kingdom	144,274,426	3.9%
United States††	3,174,892,539	85.1%

Total	$3,729,830,614	100.0%

††	Includes Cash Equivalents of 1.8%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 65

Janus Growth and Income Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: British Pound 4/18/13	15,700,000	$23,849,184	$(431,534)

HSBC Securities (USA), Inc.: British Pound 5/2/13	16,090,000	24,439,465	(528,357)

JPMorgan Chase & Co.: British Pound 4/11/13	12,427,000	18,878,162	(222,749)

RBC Capital Markets Corp.: British Pound 5/9/13	14,800,000	22,479,148	16,259

Total		$89,645,959	$(1,166,381)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

66 | MARCH 31, 2013

Janus Research Fund (unaudited)

Fund Snapshot We are bottom-up, fundamental investors. We believe a deep, independent research process and high conviction investing will deliver exceptional results.	Team Based Approach Led by Jim Goff Director of Research

Performance Overview

Janus Research Fund’s Class T Shares returned 10.95% over the six-month period ended March 31, 2013. The Fund’s primary benchmark, the Russell 1000 Growth Index, returned 8.10%, and its secondary benchmark, the S&P 500 Index, returned 10.19% during the period.

Director of Research Comments on Environment

The Dow’s recent highs and other U.S. indexes nearing records remind us how far markets have come in the last four years. Non-U.S. markets have recovered to a lesser degree in the last four years, leaving more ground to cover. There’s a new level of confidence and, we think, a more appropriate level of concern about the macro. Cyprus’ fiscal crisis is not without risk to Europe, but the problems are likely to be contained. Markets have taken the turmoil there in stride. Italy’s uncertain election outcome created a day or two of down markets globally before they rallied. Compare these reactions with issues in Greece or other European election results in recent years.

Several indicators suggest investors are now more confident about equity markets. The CBOE Volatility Index, which measures the market’s expectation of 30-day volatility, has fallen significantly, as have stock correlations. We believe lower risk and correlations are better for long-term investors because they mean business fundamentals potentially will drive future returns more than macroeconomic headlines.

Around the globe, valuations do not seem stretched, especially in light of today’s low-yield environment. In the U.S., the economy is experiencing positive trends in the housing, manufacturing and energy sectors. We see the potential for companies to start investing and growing their businesses. Their reluctance so far will give way to a need to grow, we think. Furthermore, in Europe, where company balance sheets also are strong, we see opportunities in restructuring situations, as companies retool for a slower growth outlook. Exporters, too, could do well if global markets pick up, even if Europe remains sluggish. Asian markets offer opportunities too.

So, we remain bullish, but perhaps differently bullish. To say “ignore the macro” is old news, but to say “focus on company and sector specifics” plays to the strength of our bottom-up, fundamental investing.

Nobody has repealed panic and volatility, but we see the peaks and valleys lower, the periods of calm longer. In our opinion, portfolios based on fundamental, bottom-up research don’t need robust economic growth to do well. They need markets to focus on fundamentals and reward the businesses that can outpace their competition. Overall, despite brief periods that imply otherwise, we believe the market is entering a longer-term phase of lower correlations and lower volatility, which have historically favored equities and active management in particular, in our view.

Sector Views

In communications, the value of hit content continues to increase as it spreads internationally, and as new digital platforms offer expanded viewing opportunities. As traditional media improves viewing measurement and delivery of advertising across these platforms, it presents an opportunity for content owners to improve monetization. We think many companies will improve monetization of smartphone use in the coming months. The evolution of the mobile market has reached a critical tipping point in terms of access. Internet services companies will benefit from having a greater number of users on mobile platforms. We also expect to see an acceleration of the development and adoption of services on the mobile platform now that it has a larger audience.

For the consumer sector, the uncertainty regarding the ultimate impact the U.S. fiscal debate may have on personal incomes is expected to impact retailers. Retailers are also expecting slower sales in the coming months as consumers react to lower income from the end of the payroll tax holiday. In the near-term, dollar stores and retailers that target lower-income consumers should feel the initial pullback in spending the most. Luxury brands are expected to be less impacted by the payroll tax. Higher earners who purchase those brands have the ability to reduce savings and maintain a more consistent level of spending.

The energy sector has been focused on horizontal drilling and hydraulic fracturing, which have enabled the U.S. to significantly ramp up oil production in the last couple of

Janus Growth & Core Funds | 67

Janus Research Fund (unaudited)

years. The increased supply may be nearing an inflection point that impacts global oil prices. Future prices will depend largely on Saudi Arabia, in our view. In recent months, Saudi Arabia has been reducing its supply in order to maintain a higher price for oil. But if the country decides that defending market share is more important than supporting high prices, the country could ramp up its own supply. Falling oil prices would further separate the U.S. companies with high- and low-quality asset bases. U.S. oil is more expensive to drill, so companies need land where they can drill higher volumes to maintain healthy margins.

Our financial team thinks banks in the U.S. and Europe still face a number of headwinds, most notably historically low interest rates and regulatory uncertainty. In the U.S., the recent rise in mortgage rates means banks will see fewer opportunities from mortgage refinancing. This had been an area of recent growth. In Europe, business sentiment remains low, but we believe it has reached its bottom. Despite the low-growth environment, European banks have made substantial improvements to their financial health. Most banks have shed assets, built up retained earnings and brought down overall leverage.

In health care, we believe 2013 is shaping up to be a great year for large-cap biotechnology companies, many of which are entering new product cycles. Some new product launches have been more than a decade in the making – the result of discoveries from the human genome, which have slowly translated into medicines that are only now gaining regulatory approval. Beyond biotech companies, many large-cap pharmaceutical firms continue to experience slower growth due to persistent pricing pressure on older products and threats from new generic drug launches.

The outlook for U.S. industrials companies is murky in the near-term. Companies are controlling costs until they get clarity on government spending and orders pick up with an improving economy. We view this pause in spending as a temporary hiccup. The U.S. is in the early stages of a manufacturing renaissance, and the long-term outlook for U.S. industrials companies has not been this positive in years. The U.S. has cheap energy, which makes it more attractive to manufacture in the country. The dollar is getting more attractive compared with the euro, and U.S. wages are getting more competitive on a global scale. The U.S. housing market is also picking up. Meanwhile, European industrials companies are finally going through the painful restructuring process that U.S. companies went through in 2008 and 2009. This process will generally take longer for European companies than it did in the U.S. European labor unions are stronger and have more negotiating power. While painful in the short-term, the cost restructuring will make these companies more competitive in the future.

In technology, there are early signs that semiconductor demand is poised to rebound after a prolonged trough. Large customers are putting orders back on semiconductor companies’ books. Customers are also giving semiconductor companies more lead time for the parts they order. This signals that customers using semiconductors have whittled away inventory and will likely need to place more orders as demand for their own products picks up. Another important trend for the sector is that the pace of change continues to increase. The cost of setting up a business and doing something new is at an all-time low. Access to funding for a business is easy and cheap, and the testing time to determine if an idea is successful is shorter. These trends lead to faster innovation and, ultimately, challenge more established companies.

Performance Overview

Our holdings in technology, led by TE Connectivity, contributed the most to performance. The electronic connector maker benefited from general improvement in technology supply chain stocks during the period. We like that many of the products that use TE’s connectors, including automobiles and airplanes, have long product life cycles, which create a steady recurring revenue stream for TE. We also think there is a growing end market for TE’s connectors, as the amount of electronic content in a variety of products across a variety of industries grows.

United Continental Holdings also recorded strong gains during the period. U.S. airlines in general continued to post strong operating results as the industry maintained capacity discipline. Consolidation, the latest being the proposed AMR (American Airlines) merger with U.S. Airways, has also aided the industry. As one of the world’s largest airline carriers, the company has significant upside potential in our view. Returns on invested capital are rising and likely to improve as United integrates its merger with Continental and realizes cost savings. Moreover, the airline has pricing power for the first time in years due to capacity reductions in the industry.

Motorola Solutions was another top contributor. The new company, which was spun out from Motorola’s original handset business, is a leader in providing business- and mission-critical communications products and services to enterprises and governments. We like the company because it is the dominant provider in public safety technology and we think it is likely to maintain this

68 | MARCH 31, 2013

(unaudited)

market-leading position. The need for all safety and communication equipment to operate together represents a high switching cost for a local government or municipality weighing new equipment purchase decisions. The company has also reduced its share count and posted strong earnings. This has boosted earnings per share for the company, and helped lift the stock.

Individually, Apple weighed the most on performance. The computer and mobile device maker showed good unit growth and pricing for its products, but higher costs for iPhone 5 weighed on gross margins and its growth rate was slower than expectations. The market remained skeptical the company can continue to grow sales and profits at the same time. We consider the stock’s valuation attractive and like Apple’s growth prospects for its current products and the potential we see for new products.

VMware, a server virtualization software designer, was also among key individual detractors. The stock declined sharply on reduced guidance, then rebounded somewhat following an investor meeting in which it and EMC, which owns 80% of VMware, announced they would spin out a collection of assets that had been a drag on margins. We believe VMware is one of the best positioned vendors in enterprise information technology based on the trend toward data center virtualization and away from hardware. Our fundamental research and survey data continue to point to strong demand for the company’s products.

Finally, biotechnology holding Medivation also traded lower during the period. Despite better-than-expected sales of its prostate cancer drug Xtandi, the company’s shares declined on fears of future competition after Medivation lost a lawsuit that would have prevented a competitor from offering another option. We felt the concerns were overdone; therefore, we added to our position. We believe, based on our market surveys, Xtandi’s differentiation from existing therapies is more substantial than is currently perceived by the market due to its strong efficacy, ease of use and safety profile.

Conclusion

While we expect periods of volatility, our positive equity outlook remains. We are finding attractive equity opportunities. The continued economic recovery in the U.S. and rising confidence among businesses should drive stocks higher, barring any major missteps by U.S. political leaders.

We’re also seeing promising signs from the new government in Japan, which is attempting to reinvigorate its economy with pro-growth measures. China is also showing signs of a recovery after sluggishness during the fourth quarter, when its leadership transition was completed.

Portfolios based on fundamental, bottom-up research have not needed robust economic growth to perform well. They have responded when markets focus on fundamentals and reward the businesses that can outpace their competition. When markets are calm, and macroeconomic fears take a back seat, those company-specific issues tend to drive markets.

Thank you for your investment in Janus Research Fund.

Janus Growth & Core Funds | 69

Janus Research Fund (unaudited)

Janus Research Fund At A Glance

5 Top Performers – Holdings

Contribution

TE Connectivity, Ltd. (U.S. Shares)	0.49%
United Continental Holdings, Inc.	0.41%
Motorola Solutions, Inc.	0.41%
Ford Motor Co.	0.38%
Hershey Co.	0.38%

5 Bottom Performers – Holdings

Contribution

Apple, Inc.	–2.13%
VMware, Inc. – Class A	–0.16%
Medivation, Inc.	–0.15%
Family Dollar Stores, Inc.	–0.14%
Microsoft Corp.	–0.11%

4 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Technology	2.66%	24.04%	24.26%
Industrials	0.46%	17.37%	17.41%
Communications	0.30%	13.02%	13.10%
Energy	0.27%	5.42%	4.32%

3 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer	–0.26%	21.68%	22.19%
Financials	–0.07%	6.01%	6.13%
Health Care	0.02%	12.27%	12.59%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

70 | MARCH 31, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2013

Apple, Inc. Computers	3.9%
TE Connectivity, Ltd. (U.S. Shares) Electronic Components – Miscellaneous	2.2%
Google, Inc. – Class A Web Portals/Internet Service Providers	2.1%
Oracle Corp. Enterprise Software/Services	2.0%
Colgate-Palmolive Co. Cosmetics and Toiletries	1.9%

12.1%

Asset Allocation – (% of Net Assets)
As of March 31, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2013

As of September 30, 2012

Janus Growth & Core Funds | 71

Janus Research Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2013						per the January 28, 2013 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Research Fund – Class A Shares
NAV	10.86%	10.00%	5.34%	9.43%	10.22%	1.09%
MOP	4.48%	3.66%	4.10%	8.79%	9.89%

Janus Research Fund – Class C Shares
NAV	10.46%	9.21%	4.53%	8.63%	9.46%	1.83%
CDSC	9.46%	8.21%	4.53%	8.63%	9.46%

Janus Research Fund – Class D Shares(1)	11.01%	10.29%	5.54%	9.68%	10.46%	0.87%

Janus Research Fund – Class I Shares	11.06%	10.37%	5.48%	9.65%	10.44%	0.78%

Janus Research Fund – Class N Shares	11.11%	10.20%	5.48%	9.65%	10.44%	0.69%

Janus Research Fund – Class S Shares	10.82%	9.93%	5.15%	9.26%	10.07%	1.20%

Janus Research Fund – Class T Shares	10.95%	10.20%	5.48%	9.65%	10.44%	0.96%

Russell 1000® Growth Index	8.10%	10.09%	7.30%	8.62%	7.86%

S&P 500® Index	10.19%	13.96%	5.81%	8.53%	8.68%

Morningstar Quartile – Class T Shares	–	2nd	2nd	1st	1st

Morningstar Ranking – based on total return for Large Growth Funds	–	561/1,741	774/1,559	253/1,306	69/550

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

72 | MARCH 31, 2013

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The expense ratios for Class N Shares are estimated.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s prospectuses or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – May 3, 1993
(1)	Closed to new investors.

Janus Growth & Core Funds | 73

Janus Research Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12 - 3/31/13)

Class A Shares	$1,000.00	$1,108.60	$5.36	$1,000.00	$1,019.85	$5.14	1.02%

Class C Shares	$1,000.00	$1,104.60	$9.13	$1,000.00	$1,016.26	$8.75	1.74%

Class D Shares	$1,000.00	$1,110.10	$3.95	$1,000.00	$1,021.19	$3.78	0.75%

Class I Shares	$1,000.00	$1,110.60	$3.58	$1,000.00	$1,021.54	$3.43	0.68%

Class N Shares	$1,000.00	$1,111.10	$3.00	$1,000.00	$1,022.09	$2.87	0.57%

Class S Shares	$1,000.00	$1,108.20	$5.62	$1,000.00	$1,019.60	$5.39	1.07%

Class T Shares	$1,000.00	$1,109.50	$4.26	$1,000.00	$1,020.89	$4.08	0.81%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financials or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

74 | MARCH 31, 2013

Janus Research Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares		Value

Common Stock – 100.0%
Agricultural Chemicals – 1.8%
601,982	Monsanto Co.	$63,587,359
Airlines – 1.0%
1,127,905	United Continental Holdings, Inc.*	36,104,239
Apparel Manufacturers – 0.6%
426,608	Coach, Inc.	21,326,134
Applications Software – 2.4%
737,616	Intuit, Inc.	48,424,490
1,218,037	Microsoft Corp.**	34,848,039
		83,272,529
Athletic Footwear – 0.9%
549,325	NIKE, Inc. – Class B	32,415,668
Automotive – Cars and Light Trucks – 0.8%
2,095,193	Ford Motor Co.	27,551,788
Beverages – Non-Alcoholic – 1.2%
718,044	Coca-Cola Co.	29,037,700
303,880	Monster Beverage Corp.*	14,507,231
		43,544,931
Beverages – Wine and Spirits – 1.0%
505,189	Brown-Forman Corp. – Class B	36,070,495
Cable/Satellite Television – 2.8%
1,309,735	Comcast Corp. – Class A	55,021,967
463,115	Time Warner Cable, Inc.	44,486,827
		99,508,794
Casino Hotels – 0.7%
1,797,578	MGM Resorts International*	23,638,151
Casino Services – 0.3%
575,011	International Game Technology	9,487,681
Chemicals – Diversified – 1.1%
603,514	LyondellBasell Industries N.V. – Class A	38,196,401
Commercial Services – Finance – 1.3%
84,247	MasterCard, Inc. – Class A	45,588,579
Computer Aided Design – 0.8%
331,008	ANSYS, Inc.*	26,950,671
Computers – 3.9%
310,793	Apple, Inc.	137,566,306
Consumer Products – Miscellaneous – 1.3%
479,911	Kimberly-Clark Corp.	47,021,680
Containers – Metal and Glass – 1.3%
1,110,381	Crown Holdings, Inc.*	46,202,953
Cosmetics and Toiletries – 2.4%
553,330	Colgate-Palmolive Co.	65,309,540
282,346	Estee Lauder Cos., Inc. – Class A	18,078,614
		83,388,154
Distribution/Wholesale – 0.8%
532,604	Fastenal Co.	27,349,215
Diversified Banking Institutions – 0.4%
329,968	JPMorgan Chase & Co.	15,660,281
Diversified Operations – 2.9%
891,610	Danaher Corp.	55,413,562
630,073	Dover Corp.	45,919,720
		101,333,282
E-Commerce/Products – 2.5%
164,431	Amazon.com, Inc.*	43,819,217
845,170	eBay, Inc.*	45,825,118
		89,644,335
E-Commerce/Services – 1.1%
57,788	priceline.com, Inc.*	39,754,099
Electric – Transmission – 0.4%
400,499	Brookfield Infrastructure Partners L.P.	15,242,992
Electronic Components – Miscellaneous – 2.2%
1,860,149	TE Connectivity, Ltd. (U.S. Shares)	77,996,048
Electronic Components – Semiconductors – 1.9%
935,202	International Rectifier Corp.*	19,779,522
2,376,478	ON Semiconductor Corp.*	19,677,238
756,759	Xilinx, Inc.	28,885,491
		68,342,251
Electronic Connectors – 1.0%
494,194	Amphenol Corp. – Class A	36,891,582
Electronic Design Automation – 0.5%
1,201,539	Cadence Design Systems, Inc.*	16,737,438
Electronic Measuring Instruments – 0.3%
299,026	National Instruments Corp.	9,793,101
Electronic Security Devices – 0.7%
804,338	Tyco International, Ltd. (U.S. Shares)	25,738,816
Enterprise Software/Services – 3.0%
977,872	Informatica Corp.*	33,707,248
2,232,597	Oracle Corp.	72,202,187
		105,909,435
Finance – Credit Card – 2.3%
333,928	American Express Co.	22,526,783
305,604	Discover Financial Services	13,703,283
258,146	Visa, Inc. – Class A	43,843,517
		80,073,583
Food – Confectionary – 1.7%
681,071	Hershey Co.	59,614,145
Food – Miscellaneous/Diversified – 1.4%
648,062	McCormick & Co., Inc.	47,664,960
Food – Retail – 0.8%
322,852	Whole Foods Market, Inc.	28,007,411
Hotels and Motels – 0.8%
640,901	Marriott International, Inc. – Class A	27,065,249
Instruments – Controls – 1.1%
1,202,615	Sensata Technologies Holding N.V.*	39,529,955
Investment Management and Advisory Services – 0.4%
200,640	T. Rowe Price Group, Inc.	15,021,917
Machinery – General Industrial – 0.6%
159,522	Roper Industries, Inc.	20,308,746
Medical – Biomedical and Genetic – 3.4%
339,214	Alexion Pharmaceuticals, Inc.*	31,255,178
285,925	Celgene Corp.*	33,141,567
685,279	Gilead Sciences, Inc.*	33,530,701
408,272	Vertex Pharmaceuticals, Inc.*	22,446,795
		120,374,241

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 75

Janus Research Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares		Value

Medical – Drugs – 3.6%
775,117	Abbott Laboratories	$27,377,133
638,850	AbbVie, Inc.	26,052,303
171,653	Allergan, Inc.	19,161,624
424,767	Jazz Pharmaceuticals PLC*	23,748,723
652,736	Medivation, Inc.*	30,528,463
		126,868,246
Medical – Generic Drugs – 0.8%
297,490	Actavis, Inc.*	27,401,804
Medical – HMO – 1.0%
712,760	Aetna, Inc.	36,436,291
Medical Products – 0.7%
318,766	Varian Medical Systems, Inc.*	22,951,152
Metal Processors and Fabricators – 1.6%
292,317	Precision Castparts Corp.	55,429,150
Multimedia – 2.8%
1,872,826	News Corp. – Class A	57,158,649
707,122	Walt Disney Co.	40,164,530
		97,323,179
Networking Products – 1.6%
2,701,493	Cisco Systems, Inc.	56,488,219
Oil – Field Services – 0.5%
243,669	Schlumberger, Ltd. (U.S. Shares)	18,248,371
Oil and Gas Drilling – 0.5%
284,638	Helmerich & Payne, Inc.	17,277,527
Oil Companies – Exploration and Production – 1.8%
774,431	Cobalt International Energy, Inc.*	21,838,954
164,321	EOG Resources, Inc.	21,044,591
184,387	Noble Energy, Inc.	21,326,200
		64,209,745
Oil Field Machinery and Equipment – 0.3%
147,786	National Oilwell Varco, Inc.	10,455,859
Oil Refining and Marketing – 1.0%
509,970	PBF Energy, Inc.	18,955,585
366,737	Valero Energy Corp.	16,682,866
		35,638,451
Pharmacy Services – 2.4%
900,080	Express Scripts Holding Co.*	51,889,612
836,319	Omnicare, Inc.	34,054,910
		85,944,522
Pipelines – 0.6%
361,515	Enterprise Products Partners L.P.	21,795,739
Real Estate Management/Services – 0.5%
173,125	Jones Lang LaSalle, Inc.	17,210,356
REIT – Health Care – 0.5%
219,255	Ventas, Inc.	16,049,466
REIT – Regional Malls – 0.5%
116,610	Simon Property Group, Inc.	18,489,682
Retail – Apparel and Shoe – 1.3%
1,027,686	American Eagle Outfitters, Inc.	19,217,728
571,403	Limited Brands, Inc.*	25,518,858
		44,736,586
Retail – Auto Parts – 0.9%
78,135	AutoZone, Inc.*	31,001,624
Retail – Discount – 1.5%
490,269	Costco Wholesale Corp.	52,022,444
Retail – Gardening Products – 0.8%
261,750	Tractor Supply Co.	27,256,027
Retail – Jewelry – 0.4%
216,540	Tiffany & Co.	15,058,192
Retail – Major Department Stores – 1.6%
472,953	Nordstrom, Inc.	26,121,194
642,552	TJX Cos., Inc.	30,039,306
		56,160,500
Retail – Restaurants – 0.7%
462,614	Starbucks Corp.	26,350,493
Semiconductor Components/Integrated Circuits – 1.2%
6,204,301	Atmel Corp.*	43,181,935
Semiconductor Equipment – 0.4%
289,824	KLA-Tencor Corp.	15,285,318
Software Tools – 1.2%
540,054	VMware, Inc. – Class A*	42,599,460
Super-Regional Banks – 0.4%
467,750	U.S. Bancorp	15,870,757
Telecommunication Services – 1.1%
1,073,242	Amdocs, Ltd. (U.S. Shares)	38,905,022
Television – 1.1%
864,950	CBS Corp. – Class B	40,384,515
Therapeutics – 0.5%
305,707	BioMarin Pharmaceutical, Inc.*	19,033,318
Tobacco – 1.4%
518,330	Philip Morris International, Inc.	48,054,374
Toys – 0.9%
723,548	Mattel, Inc.	31,684,167
Transactional Software – 0.9%
573,892	Solera Holdings, Inc.	33,475,120
Transportation – Railroad – 1.6%
398,382	Union Pacific Corp.	56,733,581
Transportation – Services – 1.1%
385,299	FedEx Corp.	37,836,362
Web Portals/Internet Service Providers – 2.1%
92,612	Google, Inc. – Class A*	73,536,706
Wireless Equipment – 2.4%
466,597	Crown Castle International Corp.*	32,493,815
811,387	Motorola Solutions, Inc.	51,953,110
		84,446,925

Total Investments (total cost $2,720,506,748) – 100.0%		3,531,306,780

Liabilities, net of Cash, Receivables and Other Assets– (0.0)%		(1,550,139)

Net Assets – 100%		$3,529,756,641

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

76 | MARCH 31, 2013

Schedule of Investments (unaudited)

As of March 31, 2013

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$15,242,992	0.4%
Curacao	18,248,371	0.5%
Guernsey	38,905,022	1.1%
Ireland	23,748,723	0.7%
Netherlands	77,726,356	2.2%
Switzerland	103,734,864	2.9%
United States	3,253,700,452	92.2%

Total	$3,531,306,780	100.0%

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 77

Janus Triton Fund (unaudited)

Fund Snapshot
We believe a research-driven investment process focused on identifying quality smaller cap companies with differentiated business models and sustainable competitive advantages will drive outperformance against our benchmark and peers over time. Identifying small-cap companies with the ability to hold our positions as they potentially grow into the mid-cap space allows us the flexibility to capture a longer growth period in a company’s life cycle.
Chad Meade co-portfolio manager	Brian Schaub co-portfolio manager

Performance

Janus Triton Fund’s Class T Shares returned 14.65% over the six-month period ended March 31, 2013. The Fund’s primary benchmark, the Russell 2500 Growth Index, returned 14.19% during the period. The Fund’s secondary benchmark, the Russell 2000 Growth Index, returned 13.72%.

Investment Environment

The investment environment experienced dramatic changes over the six-month period. Equity markets lost ground or eked out small gains toward the end of 2012, as fears over the economic impact of going over the fiscal cliff weighed heavily on investor sentiment. Equity markets then enjoyed strong gains during first quarter of 2013, fueled by general confidence that the global economy was improving.

Performance Discussion

We focus on identifying companies with higher-quality business models and predictable, growing revenue streams. These companies serve large, unaddressed markets, or have sustainable competitive advantages that should help the company grow in a variety of market and economic environments. Given our emphasis on predictability, we believe our portfolio can outperform the index in weak or uncertain economic environments. During sharper market rallies like we experienced in the most recent quarter, we believe these companies can produce positive results and drive strong returns. Over full market cycles that encompass a variety of economic climates, we believe our approach can lead to higher compounded returns. The recent six-month period has actually been a microcosm of how we believe our portfolio should perform in different market environments, with the Fund beating its benchmarks over that time frame. The Fund experienced near double-digit returns but trailed its benchmark in the first quarter of 2013 as markets rallied broadly. However, the Fund outperformed the benchmark in the fourth quarter of 2012, as investors appreciated the higher-quality business models and predictable nature of the companies we own when the macroeconomic environment was less certain.

Our technology holdings were the largest contributor to relative performance. Some of the top contributors within the sector exemplify the types of predictable, recurring revenue business models we often look for in companies. Take Solera Holdings, for instance, the second-largest contributor to the Fund’s performance. The company provides estimation tools and analytics for insurance companies and body shops to help assess the likely cost of an auto repair. The information from Solera’s databases is critical to insurers, as it helps them reduce the cost of processing claims. In addition to its recurring revenue stream from existing insurance clients, we think Solera could experience growth through international expansion, including growth in emerging markets, which will likely favor this technology over current paper-based processes.

Euronet Worldwide was another top-performing technology stock for the Fund during the period. The company runs automatic teller machine (ATM) networks for banks, most of which are in central and eastern Europe. With banks under pressure to trim costs, we think it is an easy decision for banks to use Euronet to run their ATM networks, as Euronet typically runs the networks better and cheaper than the banks. We have been impressed by the company’s stability, even during the economic downturn in Europe.

Some of our other top contributors to performance came from outside the technology sector. Deckers Outdoor Corp. was our top contributor to performance during the period. We believe the company’s UGG boots represent a powerful brand, and that the company can grow the brand through product extensions beyond footwear.

While generally pleased with the Fund’s performance, there were still stocks that detracted from performance during the period. At the sector level, our industrials holdings were the largest detractor from relative

78 | MARCH 31, 2013

(unaudited)

performance, due largely to the performance of GrafTech International. GrafTech produces graphite electrodes, which go into the electric arc furnaces used for steel production. Destocking among steel producers has weighed on the stock in recent months. Our long-term view of the company remains unchanged, however. Electric arc furnaces are a more environmentally friendly way to make steel than blast furnaces, but still have a low penetration rate outside the U.S. We think GrafTech’s global footprint gives the company an opportunity to serve this large addressable market. We also think GrafTech has a competitive advantage in being the only vertically integrated graphite electrode producer.

Volcano Corp. was the largest detractor from performance during the period. The stock was down after the company announced a convertible bond offering to raise cash for future acquisitions. The market was skeptical of what businesses Volcano might try to acquire. Despite this concern, we believe penetration rates remain low for Volcano’s technologies and demand for the company’s intravascular ultrasound and heart diagnostic tools should remain strong.

Masimo Corp. also weighed on performance during the period. The medical technology company focuses on patient monitoring. Revenue for its new Rainbow technology platform came in lower than expected but our view of the company remains unchanged. We think the company has differentiated technology that will allow Masimo to continue to take market share. Regarding its Rainbow platform, we think sales will pick up now that the company is creating a dedicated sales force for the product. Many of the products that use the Rainbow platform will also have new releases in 2014, which should increase demand for the technology, in our view.

Outlook

We are incrementally more positive about the economy than we have been in previous quarters, but we also believe the strong rise in equity markets reflects an overly optimistic view of the future. The housing market in the U.S. has undoubtedly improved and the employment picture is improving. Other data also points to an improving economy.

However, there are speed bumps ahead that could challenge economic growth. The U.S. debt problem isn’t going away, and debt problems are even worse in other countries. We also question what will happen when the Federal Reserve eventually pulls back on quantitative easing. Given the large run-up in equity markets, we expect there to be a pullback at some point. In those times we believe many of the companies in our portfolio should actually be favored due to the more predictable nature of their businesses.

Thank you for your investment in Janus Triton Fund.

Janus Growth & Core Funds | 79

Janus Triton Fund (unaudited)

Janus Triton Fund At A Glance

5 Top Performers – Holdings

Contribution

Deckers Outdoor Corp.	0.64%
Solera Holdings, Inc.	0.56%
MSC Industrial Direct Co., Inc. – Class A	0.54%
Blackbaud, Inc.	0.53%
Euronet Worldwide, Inc.	0.50%

5 Bottom Performers – Holdings

Contribution

Volcano Corp.	–0.33%
GrafTech International, Ltd.	–0.31%
Masimo Corp.	–0.26%
DTS, Inc.	–0.23%
Impax Laboratories, Inc.	–0.21%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	2.64%	23.00%	20.50%
Materials	0.43%	1.06%	7.01%
Energy	0.37%	9.84%	5.01%
Financials	0.24%	7.21%	10.19%
Telecommunication Services	0.21%	1.22%	1.53%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	–1.66%	24.21%	17.39%
Other**	–0.90%	8.18%	0.00%
Consumer Discretionary	–0.30%	10.86%	18.18%
Consumer Staples	–0.14%	0.50%	3.81%
Utilities	0.00%	0.00%	0.59%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

80 | MARCH 31, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2013

Polypore International, Inc. Filtration and Separations Products	2.4%
Dresser-Rand Group, Inc. Oil Field Machinery and Equipment	2.3%
Sensata Technologies Holding N.V. Instruments – Controls	2.1%
Carter’s, Inc. Apparel Manufacturers	2.0%
Wolverine World Wide, Inc. Footwear and Related Apparel	2.0%

10.8%

Asset Allocation – (% of Net Assets)
As of March 31, 2013

Top Country Allocations  – Long Positions (% of Investment Securities)
As of March 31, 2013

As of September 30, 2012

Janus Growth & Core Funds | 81

Janus Triton Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2013					per the January 28, 2013 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Triton Fund – Class A Shares
NAV	14.56%	12.99%	12.10%	12.03%	1.13%	1.13%
MOP	7.97%	6.47%	10.78%	11.22%

Janus Triton Fund – Class C Shares
NAV	14.09%	12.12%	11.30%	11.21%	1.93%	1.93%
CDSC	13.09%	11.12%	11.30%	11.21%

Janus Triton Fund – Class D Shares(1)	14.70%	13.38%	12.33%	12.24%	0.84%	0.84%

Janus Triton Fund – Class I Shares	14.75%	13.44%	12.26%	12.20%	0.79%	0.79%

Janus Triton Fund – Class N Shares	14.78%	13.27%	12.26%	12.20%	0.70%	0.70%

Janus Triton Fund – Class R Shares	14.33%	12.70%	11.75%	11.63%	1.45%	1.45%

Janus Triton Fund – Class S Shares	14.54%	13.03%	11.95%	11.86%	1.20%	1.20%

Janus Triton Fund – Class T Shares	14.65%	13.27%	12.26%	12.20%	0.95%	0.95%

Russell 2500tm Growth Index	14.19%	13.69%	9.02%	7.85%

Russell 2000® Growth Index	13.72%	14.52%	9.04%	7.11%

Morningstar Quartile – Class T Shares	–	2nd	1st	1st

Morningstar Ranking – based on total return for Small Growth Funds	–	261/748	32/683	6/607

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

82 | MARCH 31, 2013

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2014.

The expense ratios for Class N Shares are estimated.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, short sales, and companies with relatively small market capitalizations. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective May 13, 2013, Jonathan Coleman is the Portfolio Manager of Janus Triton Fund.

*	The Fund’s inception date – February 25, 2005
(1)	Closed to new investors.

Janus Growth & Core Funds | 83

Janus Triton Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12 - 3/31/13)

Class A Shares	$1,000.00	$1,145.60	$5.94	$1,000.00	$1,019.40	$5.59	1.11%

Class C Shares	$1,000.00	$1,141.50	$10.04	$1,000.00	$1,015.56	$9.45	1.88%

Class D Shares	$1,000.00	$1,147.00	$4.50	$1,000.00	$1,020.74	$4.23	0.84%

Class I Shares	$1,000.00	$1,147.50	$4.07	$1,000.00	$1,021.14	$3.83	0.76%

Class N Shares	$1,000.00	$1,147.80	$3.64	$1,000.00	$1,021.54	$3.43	0.68%

Class R Shares	$1,000.00	$1,143.30	$7.64	$1,000.00	$1,017.80	$7.19	1.43%

Class S Shares	$1,000.00	$1,145.40	$6.26	$1,000.00	$1,019.10	$5.89	1.17%

Class T Shares	$1,000.00	$1,146.50	$4.92	$1,000.00	$1,020.34	$4.63	0.92%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financials or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

84 | MARCH 31, 2013

Janus Triton Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares		Value

Common Stock – 93.9%
Aerospace and Defense – 1.5%
461,433	TransDigm Group, Inc.	$70,562,334
Aerospace and Defense – Equipment – 1.4%
2,035,385	HEICO Corp. – Class A£	69,834,059
Apparel Manufacturers – 3.7%
1,693,827	Carter’s, Inc.*	97,005,472
1,030,970	Gildan Activewear, Inc.	41,146,013
6,429,557	Quiksilver, Inc.*	39,027,411
		177,178,896
Applications Software – 1.3%
3,112,982	RealPage, Inc.*	64,469,857
Auction House – Art Dealer – 1.3%
2,902,771	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	62,990,131
Audio and Video Products – 0.4%
1,215,809	DTS, Inc.*,£	20,218,904
Auto Repair Centers – 1.2%
1,460,202	Monro Muffler Brake, Inc.£	57,984,621
Commercial Banks – 1.1%
729,541	SVB Financial Group*	51,753,639
Commercial Services – 0.9%
280,417	CoStar Group, Inc.*	30,694,445
725,771	Standard Parking Corp.*	15,023,460
		45,717,905
Commercial Services – Finance – 1.4%
2,535,726	Euronet Worldwide, Inc.*,£	66,791,023
Computer Software – 3.8%
3,100,794	Blackbaud, Inc.£	91,876,526
3,127,638	SS&C Technologies Holdings, Inc.*	93,766,587
		185,643,113
Computers – Integrated Systems – 1.6%
1,644,133	Jack Henry & Associates, Inc.	75,975,386
Computers – Peripheral Equipment – 1.1%
736,334	Stratasys, Ltd.*	54,650,709
Consulting Services – 1.1%
952,368	Gartner, Inc.*	51,818,343
Data Processing and Management – 1.9%
3,668,193	Broadridge Financial Solutions, Inc.	91,117,914
Decision Support Software – 1.0%
1,367,274	MSCI, Inc.*	46,391,607
Diagnostic Kits – 1.1%
346,674	IDEXX Laboratories, Inc.*	32,029,211
955,645	Quidel Corp.*	22,696,569
		54,725,780
Distribution/Wholesale – 1.5%
987,328	WESCO International, Inc.*	71,689,886
Electric Products – Miscellaneous – 1.5%
9,278,031	GrafTech International, Ltd.*,£	71,255,278
Electronic Components – Semiconductors – 0.9%
5,401,633	ON Semiconductor Corp.*	44,725,521
Electronic Design Automation – 1.2%
4,338,434	Cadence Design Systems, Inc.*	60,434,386
Electronic Measuring Instruments – 1.7%
904,008	Measurement Specialties, Inc.*,£	35,952,398
1,628,276	Trimble Navigation, Ltd.*	48,783,149
		84,735,547
Enterprise Software/Services – 2.2%
519,177	Guidewire Software, Inc.	19,957,164
2,454,042	Informatica Corp.*	84,590,828
		104,547,992
Filtration and Separations Products – 2.4%
2,860,162	Polypore International, Inc.*,£	114,921,309
Finance – Investment Bankers/Brokers – 0.7%
1,084,846	LPL Financial Holdings, Inc.	34,975,435
Finance – Other Services – 0.7%
897,466	MarketAxess Holdings, Inc.	33,475,482
Footwear and Related Apparel – 3.1%
966,439	Deckers Outdoor Corp.*	53,820,988
2,126,164	Wolverine World Wide, Inc.	94,337,897
		148,158,885
Hazardous Waste Disposal – 1.4%
1,206,070	Clean Harbors, Inc.*	70,060,606
Industrial Automation and Robotics – 1.0%
710,848	Nordson Corp.	46,880,426
Instruments – Controls – 2.7%
140,778	Mettler-Toledo International, Inc.*	30,016,685
3,022,254	Sensata Technologies Holding N.V.*	99,341,489
		129,358,174
Investment Management and Advisory Services – 1.7%
45,880	Artisan Partners Asset Management, Inc.	1,809,966
1,278,936	Eaton Vance Corp.	53,497,893
744,669	Financial Engines, Inc.	26,971,911
		82,279,770
Machine Tools and Related Products – 1.7%
2,120,061	Kennametal, Inc.	82,767,181
Machinery – Construction and Mining – 1.0%
854,711	Joy Global, Inc.	50,872,399
Machinery – General Industrial – 2.2%
683,170	Tennant Co.	33,174,735
731,520	Wabtec Corp.	74,695,507
		107,870,242
Medical – Biomedical and Genetic – 1.7%
1,058,438	Ariad Pharmaceuticals, Inc.*	19,147,144
1,296,213	Incyte Corp., Ltd.*	30,344,346
871,337	Seattle Genetics, Inc.*	30,941,177
		80,432,667
Medical – Drugs – 1.1%
1,210,978	Alkermes PLC*	28,712,288
163,959	Ironwood Pharmaceuticals, Inc.*	2,998,810
492,324	Medivation, Inc.*	23,025,994
		54,737,092
Medical – Generic Drugs – 0.2%
692,689	Impax Laboratories, Inc.*	10,695,118
Medical Information Systems – 1.0%
494,690	athenahealth, Inc.*	48,004,718

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 85

Janus Triton Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares		Value

Medical Instruments – 2.9%
3,173,479	Endologix, Inc.*,£	$51,251,686
632,162	Techne Corp.	42,892,191
2,021,896	Volcano Corp.*	45,007,405
		139,151,282
Medical Products – 1.4%
922,821	Varian Medical Systems, Inc.*	66,443,112
Oil – Field Services – 2.4%
372,229	Core Laboratories N.V.	51,337,823
1,757,071	PAA Natural Gas Storage L.P.	37,583,749
371,427	Targa Resources Corp.	25,242,179
		114,163,751
Oil Companies – Exploration and Production – 1.0%
2,326,805	Ultra Petroleum Corp. (U.S. Shares)*	46,768,780
Oil Field Machinery and Equipment – 3.3%
1,813,673	Dresser-Rand Group, Inc.*	111,831,077
570,893	Dril-Quip, Inc.*	49,764,743
		161,595,820
Patient Monitoring Equipment – 0.9%
2,291,950	Masimo Corp.	44,968,059
Pipelines – 2.0%
1,140,171	Copano Energy LLC	46,199,729
1,052,345	DCP Midstream Partners L.P.	49,049,800
		95,249,529
Printing – Commercial – 1.0%
1,245,327	VistaPrint N.V. (U.S. Shares)*	48,144,342
Real Estate Management/Services – 1.0%
506,057	Jones Lang LaSalle, Inc.	50,307,126
Recreational Vehicles – 1.5%
763,566	Polaris Industries, Inc.	70,622,219
Retail – Catalog Shopping – 1.8%
1,008,330	MSC Industrial Direct Co., Inc. – Class A	86,494,547
Retail – Convenience Stores – 0.6%
469,557	Casey’s General Stores, Inc.	27,375,173
Retail – Miscellaneous/Diversified – 0.9%
1,484,084	Sally Beauty Holdings, Inc.*	43,602,388
Retail – Perfume and Cosmetics – 0.6%
334,739	Ulta Salon, Cosmetics & Fragrance, Inc.	27,170,765
Retail – Petroleum Products – 0.9%
1,087,061	World Fuel Services Corp.	43,178,063
Retail – Restaurants – 0.5%
645,978	Dunkin’ Brands Group, Inc.	23,823,669
Retail – Sporting Goods – 1.4%
1,178,180	Hibbett Sports, Inc.*	66,296,189
Semiconductor Components/Integrated Circuits – 1.3%
9,243,182	Atmel Corp.*	64,332,547
Steel – Producers – 1.0%
685,544	Reliance Steel & Aluminum Co.	48,790,166
Theaters – 1.3%
3,906,474	National CineMedia, Inc.£	61,644,160
Therapeutics – 1.8%
616,366	BioMarin Pharmaceutical, Inc.*	38,374,947
269,498	Pharmacyclics, Inc.*	21,670,334
457,368	Synageva BioPharma Corp.*	25,118,651
		85,163,932
Transactional Software – 1.4%
1,196,503	Solera Holdings, Inc.	69,792,020
Transportation – Railroad – 0.5%
259,206	Genesee & Wyoming, Inc. – Class A*	24,134,671
Transportation – Services – 1.1%
1,476,564	Expeditors International of Washington, Inc.	52,728,100
Transportation – Truck – 2.3%
1,321,473	Landstar System, Inc.	75,442,894
909,406	Old Dominion Freight Line, Inc.*	34,739,309
		110,182,203
Virtual Reality Products – 0.8%
2,924,812	RealD, Inc.*,£	38,022,556
Wireless Equipment – 0.9%
626,485	SBA Communications Corp. – Class A*	45,119,450

Total Common Stock (cost $3,809,512,581)		4,535,966,954

Money Market – 6.1%
296,919,240	Janus Cash Liquidity Fund LLC, 0% (cost $296,919,240)	296,919,240

Total Investments (total cost $4,106,431,821) – 100.0%		4,832,886,194

Cash, Receivables and Other Assets, net of Liabilities – 0.0%		411,149

Net Assets – 100%		$4,833,297,343

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Canada	$150,904,924	3.1%
Ireland	28,712,288	0.6%
Israel	54,650,709	1.1%
Netherlands	198,823,654	4.1%
United States††	4,399,794,619	91.1%

Total	$4,832,886,194	100.0%

††	Includes Cash Equivalents of 6.1%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

86 | MARCH 31, 2013

Janus Twenty Fund (unaudited)(closed to new investors)

Fund Snapshot
We believe that investing with conviction in dominant growth companies with wide competitive moats, strong pricing power and multiyear growth opportunities will allow us to outperform our index and peer group over time. We focus our analysis on companies with superior business models that exhibit high returns on capital and excess cash flow generation that trade at attractive valuations. We manage concentrated portfolios that leverage the most compelling large-cap growth ideas of the research team.
Ron Sachs portfolio manager

Performance Overview

For the six-month period ended March 31, 2013, Janus Twenty Fund’s Class T Shares returned 4.93% versus a return of 8.10% for the Fund’s primary benchmark, the Russell 1000 Growth Index. The Fund’s secondary benchmark, the S&P 500 Index, returned 10.19% for the period.

Overview

The Fund had positive returns during the period, but underperformed its benchmarks. We focus on identifying companies with long-duration growth characteristics such as a wide competitive moat, a proven ability to gain market share or the potential to expand into new markets with enduring and innovative products. For nearly all the companies we own, we remain encouraged by the way they have executed on strategies that set them apart from their competitors, and position them for long-term growth. For the most part, the market is recognizing these competitively advantaged companies. That said, three positions – Apple, EMC and Express Scripts – weighed on performance during the period. We still have high conviction in the long-term growth drivers of all these companies, as evidenced by the fact these positions remain some of the larger positions in our Fund.

Apple was the largest detractor from performance. Apple has fallen in recent months, reflecting the market’s pessimism in the company’s ability to maintain margins in its existing franchises, and also in the company’s ability to innovate and create new opportunities. We think the strength of Apple’s product ecosystem remains underappreciated by the market. Current Apple customers remain very loyal to the brand. Most of these consumers are not replacing Apple products with other brands. In fact, we believe most of these consumers are continuing to branch out and spend more on other Apple products. While Apple has admittedly faced competition from cheaper smartphones that are winning business from new, first-time smartphone users, these other brands have not penetrated the market share of Apple’s existing customer base. Further, we think Apple still has an opportunity to bring new consumers into its ecosystem. Two of the world’s largest mobile carriers do not currently carry Apple phones. If those carriers started to offer Apple phones, it would represent another opportunity to introduce new consumers to the brand. We also believe Apple can continue to innovate. The company has been one of the most innovative companies of the last two decades, and we do not think that innovation ceases overnight.

EMC was also a large detractor. While the stock experienced some volatility during the period, the fundamentals of the company have been stable. We still like the company for its offerings in data analytics and storage, which we believe are some of the faster growing areas of enterprise information technology. We also think EMC is attractive due to its ownership stake in VMware, which we believe has the market-leading position in software virtualization and stands to benefit from data center virtualization and the adoption of private clouds.

Another top detractor for the period was Express Scripts. The stock fell in the fourth quarter of 2012, after the company’s CEO said analyst estimates for near-term growth were too high. We think long-term growth drivers for the company are still intact. The pharmacy benefit manager is lowering health care costs at a time when rising health care costs have the attention of individuals, employers and governments alike. Using a pharmacy benefit manager to lower drug costs makes sense in an environment of heightened awareness over health care costs.

While those three stocks weighed on performance during the period, we have generally been pleased by the way the companies in our portfolio have executed on the strategies and business drivers that we believe will drive long-term growth. Take Celgene, for instance, which is one of the largest positions in the Fund and was a top contributor to performance during the period. Our research team did a lot of work surveying doctors and specialists to

Janus Growth & Core Funds | 87

Janus Twenty Fund (unaudited)(closed to new investors)

understand the growth potential of each of Celgene’s drug franchises, which gave us high conviction that the company had multiple long-duration growth opportunities. The stock has appreciated in recent months, up more than 40% in the first quarter of 2013, as management has explained to the market that they expect multiyear growth to be driven by four different drug franchises, and that Celgene is much more than a one-product company. Testing data for some of these drugs continues to be encouraging.

News Corp. was another leading contributor to Fund performance. In our view, many of Fox’s cable networks are still undermonetizing, but high demand for News Corp’s content should give it leverage over cable distributors. When it is time for these networks to renew contracts with cable distributors, we think there is a compelling rationale for the distributors to pay more to News Corp. We also believe the value of News Corp.’s content can increase as it spreads internationally and as new digital platforms offer expanded viewing opportunities.

eBay was also a leading contributor during the period. We have mentioned eBay in prior commentaries for the Fund. In short, we think eBay has developed a number of services that help the company serve as a partner to merchants. This is a significant competitive advantage for eBay’s e-commerce platform, as many other e-commerce companies are seen as more of a direct competitor to merchants and retailers. We have also been encouraged by the inroads that eBay’s PayPal franchise has made in developing its offline payments business. We feel the innovations the company is making for both PayPal and its marketplace business are not reflected in the stock’s price.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Outlook

We think prospects for the U.S. economy continue to look strong, despite small headwinds from tax increases. European austerity remains a risk to global growth but we think the market understands these risks. More importantly, we believe many of the businesses we own are well positioned for slow growth in Europe. These companies either generate little revenue from the region, or they have competitively advantaged products that could allow them to take share and continue to grow even against the region’s weak economic backdrop.

Going forward, we believe equity markets could still trend higher. Free cash flow yields for large cap equities with growth prospects are still compelling compared with other asset classes, especially given the low interest rate environment.

Heading into the second quarter, we are finding companies with attractive valuations that we think exhibit strong growth potential. This could provide the opportunity to add a couple of new names to the Fund.

Thank you for your investment in Janus Twenty Fund.

88 | MARCH 31, 2013

(unaudited)(closed to new investors)

Janus Twenty Fund At A Glance

5 Top Performers – Holdings

Contribution

Celgene Corp.	3.56%
News Corp. – Class A	1.52%
eBay, Inc.	0.95%
Cie Financiere Richemont S.A.	0.72%
United Parcel Service, Inc. – Class B	0.72%

5 Bottom Performers – Holdings

Contribution

Apple, Inc.	–5.16%
EMC Corp.	–0.51%
Express Scripts Holding Co.	–0.42%
Turquoise Hill Resources, Ltd. (U.S. Shares)	–0.39%
OGX Petroleo e Gas Participacoes S.A.	–0.24%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Health Care	1.32%	16.30%	12.21%
Consumer Discretionary	0.99%	21.15%	16.73%
Financials	0.28%	4.43%	4.62%
Utilities	0.00%	0.00%	0.21%
Telecommunication Services	–0.02%	4.19%	2.27%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	–2.51%	35.19%	30.56%
Industrials	–1.35%	11.88%	12.62%
Materials	–0.63%	1.42%	3.92%
Energy	–0.48%	1.82%	4.12%
Consumer Staples	–0.27%	1.17%	12.74%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Growth & Core Funds | 89

Janus Twenty Fund (unaudited)(closed to new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2013

Apple, Inc. Computers	11.0%
Celgene Corp. Medical – Biomedical and Genetic	9.8%
News Corp. – Class A Multimedia	7.3%
eBay, Inc. E-Commerce/Products	6.5%
Express Scripts Holding Co. Pharmacy Services	5.9%

40.5%

Asset Allocation – (% of Net Assets)
As of March 31, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2013

As of September 30, 2012

90 | MARCH 31, 2013

(unaudited)(closed to new investors)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2013						per the January 28, 2013 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Twenty Fund – Class D Shares(1)	4.99%	7.14%	2.30%	10.63%	11.69%	0.70%

Janus Twenty Fund – Class T Shares(1)	4.93%	7.03%	2.22%	10.59%	11.68%	0.81%

Russell 1000® Growth Index	8.10%	10.09%	7.30%	8.62%	10.03%

S&P 500® Index	10.19%	13.96%	5.81%	8.53%	10.66%

Morningstar Quartile – Class T Shares	–	3rd	4th	1st	1st

Morningstar Ranking – based on total return for Large Growth Funds	–	1,109/1,741	1,455/1,559	129/1,306	64/309

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s prospectuses or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

See important disclosures on the next page.

Janus Growth & Core Funds | 91

Janus Twenty Fund (unaudited)(closed to new investors)

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective May 13, 2013, Marc Pinto is the Portfolio Manager of Janus Twenty Fund.

*	The Fund’s inception date – April 30, 1985
(1)	Closed to new investors.

92 | MARCH 31, 2013

(unaudited)(closed to new investors)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12 - 3/31/13)

Class D Shares	$1,000.00	$1,049.90	$3.42	$1,000.00	$1,021.59	$3.38	0.67%

Class T Shares	$1,000.00	$1,049.30	$3.83	$1,000.00	$1,021.19	$3.78	0.75%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financials or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Growth & Core Funds | 93

Janus Twenty Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares		Value

Common Stock – 93.7%
Agricultural Chemicals – 0.2%
163,758	Monsanto Co.	$17,297,757
Apparel Manufacturers – 1.3%
10,670,300	Prada SpA	108,595,867
Athletic Footwear – 1.8%
2,643,970	NIKE, Inc. – Class B	156,020,670
Beverages – Wine and Spirits – 1.2%
829,710	Pernod-Ricard S.A.	103,377,436
Brewery – 0%
2,820,878	Anheuser-Busch InBev N.V. – VVPR Strip*,°°	3,616
Casino Hotels – 2.4%
15,416,252	MGM Resorts International*	202,723,714
Commercial Services – Finance – 1.3%
209,280	MasterCard, Inc. – Class A	113,247,686
Computers – 11.0%
2,125,044	Apple, Inc.	940,608,226
Computers – Memory Devices – 3.4%
12,154,100	EMC Corp.*	290,361,449
E-Commerce/Products – 7.5%
325,750	Amazon.com, Inc.*	86,809,118
10,195,593	eBay, Inc.*	552,805,052
		639,614,170
Electronic Components – Miscellaneous – 2.7%
5,439,125	TE Connectivity, Ltd. (U.S. Shares)	228,062,511
Electronic Connectors – 1.5%
1,736,792	Amphenol Corp. – Class A	129,651,523
Enterprise Software/Services – 1.2%
3,097,373	Oracle Corp.	100,169,043
Hotels and Motels – 1.7%
3,510,595	Marriott International, Inc. – Class A	148,252,427
Industrial Automation and Robotics – 3.9%
2,160,500	FANUC Corp.**	330,318,689
Life and Health Insurance – 4.8%
38,376,400	AIA Group, Ltd.	168,094,199
14,988,207	Prudential PLC	242,501,830
		410,596,029
Medical – Biomedical and Genetic – 12.8%
7,216,329	Celgene Corp.*	836,444,694
2,688,776	Gilead Sciences, Inc.*	131,561,810
2,255,506	Vertex Pharmaceuticals, Inc.*	124,007,720
		1,092,014,224
Metal – Diversified – 1.1%
14,909,236	Turquoise Hill Resources, Ltd. (U.S. Shares)*	94,822,741
Metal Processors and Fabricators – 2.7%
1,212,310	Precision Castparts Corp.	229,878,222
Multimedia – 7.3%
20,451,315	News Corp. – Class A	624,174,134
Oil – Field Services – 1.5%
1,667,025	Schlumberger, Ltd. (U.S. Shares)	124,843,502
Pharmacy Services – 5.9%
8,725,358	Express Scripts Holding Co.*	503,016,889
Retail – Apparel and Shoe – 4.2%
7,945,185	Limited Brands, Inc.*	354,831,962
Retail – Jewelry – 3.0%
3,196,597	Cie Financiere Richemont S.A.	250,944,654
Software Tools – 1.5%
1,629,079	VMware, Inc. – Class A*	128,501,751
Transportation – Services – 3.6%
3,583,973	United Parcel Service, Inc. – Class B	307,863,281
Wireless Equipment – 4.2%
5,077,480	Crown Castle International Corp.*	353,595,707

Total Common Stock (cost $4,839,329,697)		7,983,387,880

Money Market – 6.3%
537,295,620	Janus Cash Liquidity Fund LLC, 0% (cost $537,295,620)	537,295,620

Total Investments (total cost $5,376,625,317) – 100.0%		8,520,683,500

Cash, Receivables and Other Assets, net of Liabilities – 0.0%		2,832,175

Net Assets – 100%		$8,523,515,675

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$3,616	0.0%
Canada	94,822,741	1.1%
Curacao	124,843,502	1.5%
France	103,377,436	1.2%
Hong Kong	168,094,199	2.0%
Italy	108,595,867	1.3%
Japan	330,318,689	3.9%
Switzerland	479,007,165	5.6%
United Kingdom	242,501,830	2.8%
United States††	6,869,118,455	80.6%

Total	$8,520,683,500	100.0%

††	Includes Cash Equivalents of 6.3%.

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: Japanese Yen 4/18/13	1,500,000,000	$15,938,911	$(356,438)

HSBC Securities (USA), Inc.: Japanese Yen 5/2/13	1,000,000,000	10,627,025	(230,556)

JPMorgan Chase & Co.: Japanese Yen 4/11/13	1,000,000,000	10,625,413	143,254

RBC Capital Markets Corp.: Japanese Yen 5/9/13	1,000,000,000	10,627,652	(84,578)

Total		$47,819,001	$(528,318)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

94 | MARCH 31, 2013

Janus Venture Fund (unaudited)

Fund Snapshot
We believe that a research-driven investment process focused on identifying quality small-cap companies with differentiated business models and sustainable competitive advantages will drive outperformance against our benchmark and peers over time. We take a moderate approach, seeking to identify companies with large addressable markets that are poised for growth over a multiyear period.
Chad Meade co-portfolio manager	Brian Schaub co-portfolio manager

Performance

Janus Venture Fund’s Class T Shares returned 12.27% over the six-month period ended March 31, 2013. The Fund’s primary benchmark, the Russell 2000 Growth Index, returned 13.72%, and its secondary benchmark, the Russell 2000 Index, returned 14.48% during the period.

Investment Environment

The investment environment experienced dramatic changes over the six-month period. Equity markets were volatile toward the end of 2012, as fears over the economic impact of going over the fiscal cliff weighed heavily on investor sentiment. Equity markets then enjoyed strong gains during first quarter of 2013, fueled by general confidence that the global economy was improving. While most small-cap stocks gained, the rally was led by many economically sensitive companies.

Performance Discussion

We focus on identifying companies with higher-quality business models and predictable, growing revenue streams. These companies serve large unaddressed markets, or have sustainable competitive advantages that should help the company grow in a variety of market and economic environments. Given our emphasis on predictability, we believe our portfolio can outperform the index in weak or uncertain economic environments, and we saw that in the fourth quarter of 2012, as we outperformed our primary benchmark. During sharper market rallies like we experienced at the beginning of 2013, we believe these companies can produce positive results and drive strong returns. But if the market rally is led by more economically sensitive stocks, which we believe was the case at the beginning of the year, we are not surprised to trail the benchmark because we generally avoid companies that depend on a strong economy to thrive. Over full market cycles that encompass a variety of economic climates, we believe our approach can lead to higher compounded returns.

At the sector level, our industrials holdings were a large detractor from relative results, as many of the more economically sensitive stocks in the sector that we do not own enjoyed sharper rebounds. Within the sector, Heritage-Crystal Clean weighed heavily on performance. The company provides auto body shops and other clients with equipment and solvents to clean auto parts and tools. We continue to think this is a great business model with limited competition and pricing power. The parts cleaning business is an important task for body shops but only a small percentage of their total costs, so Heritage has been able to maintain healthy price increases with its customers. We are further excited by a new business development for Heritage as it starts collecting used oil from these body shops and re-refining it into lube oil. Prices for lube oil declined during the period, which weighed on the stock, but over the long-term we think the re-refining facility will generate high returns on invested capital.

Another stock that weighed on performance during the period was Volcano Corp. The stock was down after the company announced a convertible bond offering to raise cash for future acquisitions. The market was skeptical of what businesses Volcano might try to acquire. Despite this concern, we believe penetration rates remain low for Volcano’s technologies and demand for the company’s intravascular ultrasound and heart diagnostic tools should remain strong.

DTS was also down this period. The company, which licenses audio technology to consumer electronic devices such as Blu-Ray players, announced a negative surprise during the fourth quarter after having to absorb more costs than expected from an acquisition. The company was also hurt by an overall downturn in consumer electronics demand. We still like the company, however, for the recurring revenue it receives from royalty payments for products that use its technology.

While these stocks weighed on performance during the period, we were pleased by the performance of most of the companies we own. Our top contributor to

Janus Growth & Core Funds | 95

Janus Venture Fund (unaudited)

performance during the period was Quiksilver. The company designs, develops and distributes branded apparel, footwear, accessories and related products, catering to the casual, youth lifestyle associated with sports such as surfing, skateboarding and snowboarding. We believe Quiksilver is in the early stages of a turnaround, as a new management team better monetizes the value of its underlying brands. We have been impressed with the new management team’s focus on profitability and margin expansion opportunities.

Another top performer was WisdomTree Investments, which returned nearly 70% in the first quarter of 2013. The exchange traded fund (ETF) provider had strong inflows in 2012 by offering specialized ETF products that face limited competition. We like WisdomTree’s business model, which has a large degree of scalability, in our view, but we trimmed the position after its sharp rise this quarter because we felt valuation was near its full potential. We also worried about product concentration risk, which warranted a smaller position size in our opinion.

Blackbaud was another large contributor to performance during the period. Blackbaud provides software solutions to the nonprofit industry. The company acquired one of its competitors last year, which was disruptive to the business over the short-term. Now, we believe the market has gained clarity on how the two companies will work together, and has come to appreciate Blackbaud’s competitive positioning. The company’s main competitors have not invested enough in their technology platforms, in our view, which should allow Blackbaud to gain market share. We also like the company because the majority of its revenue comes from maintenance and subscription services, which are steadier, more predictable revenue streams.

Outlook

We are incrementally more positive about the economy than we have been in previous quarters, but we also believe the strong rise in equity markets reflects an overly optimistic view of the future. The housing market in the U.S. has undoubtedly improved and the employment picture is improving. Other data also points to an improving economy.

However, there are speed bumps ahead that could challenge economic growth. The U.S. debt problem isn’t going away, and debt problems are even worse in other countries. We also question what will happen when the Federal Reserve eventually pulls back on quantitative easing. Given the large run-up in equity markets, we expect there to be a pullback at some point. In those times we believe many of the companies in our portfolio should actually be favored due to the more predictable nature of their businesses.

Thank you for your investment in Janus Venture Fund.

96 | MARCH 31, 2013

(unaudited)

Janus Venture Fund At A Glance

5 Top Performers – Holdings

Contribution

Quiksilver, Inc.	0.96%
WisdomTree Investments, Inc.	0.68%
Blackbaud, Inc.	0.65%
Deckers Outdoor Corp.	0.64%
Hub Group, Inc. – Class A	0.59%

5 Bottom Performers – Holdings

Contribution

Gordmans Stores, Inc.	–0.41%
Volcano Corp.	–0.39%
Heritage-Crystal Clean, Inc.	–0.34%
DTS, Inc.	–0.33%
LivePerson, Inc.	–0.33%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	1.07%	23.75%	21.52%
Financials	0.65%	5.05%	7.49%
Energy	0.53%	9.43%	5.66%
Health Care	0.32%	15.40%	20.77%
Telecommunication Services	0.13%	0.00%	0.82%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	–2.08%	20.61%	17.87%
Other**	–0.72%	8.08%	0.00%
Materials	–0.49%	1.13%	4.84%
Consumer Discretionary	–0.45%	15.58%	16.04%
Utilities	0.05%	0.00%	0.32%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Growth & Core Funds | 97

Janus Venture Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2013

Broadridge Financial Solutions, Inc. Data Processing and Management	3.0%
Polypore International, Inc. Filtration and Separations Products	2.6%
Wolverine World Wide, Inc. Footwear and Related Apparel	2.5%
SS&C Technologies Holdings, Inc. Computer Software	2.4%
Dresser-Rand Group, Inc. Oil Field Machinery and Equipment	2.1%

12.6%

Asset Allocation – (% of Net Assets)
As of March 31, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2013

As of September 30, 2012

98 | MARCH 31, 2013

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2013						per the January 28, 2013 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Venture Fund – Class A Shares
NAV	12.15%	14.12%	9.66%	13.22%	11.86%	1.06%	1.06%
MOP	5.71%	7.55%	8.37%	12.55%	11.62%

Janus Venture Fund – Class C Shares
NAV	11.82%	13.51%	8.82%	12.32%	11.11%	1.75%	1.75%
CDSC	10.82%	12.51%	8.82%	12.32%	11.11%

Janus Venture Fund – Class D Shares(1)	12.34%	14.47%	9.94%	13.52%	12.05%	0.83%	0.83%

Janus Venture Fund – Class I Shares	12.37%	14.57%	9.86%	13.47%	12.04%	0.71%	0.71%

Janus Venture Fund – Class N Shares	12.43%	14.34%	9.86%	13.47%	12.04%	0.69%	0.69%

Janus Venture Fund – Class S Shares	12.14%	14.05%	9.54%	13.07%	11.73%	1.19%	1.19%

Janus Venture Fund – Class T Shares	12.27%	14.34%	9.86%	13.47%	12.04%	0.95%	0.95%

Russell 2000® Growth Index	13.72%	14.52%	9.04%	11.61%	7.65%

Russell 2000® Index	14.48%	16.30%	8.24%	11.52%	9.59%

Morningstar Quartile – Class T Shares	–	1st	2nd	1st	1st

Morningstar Ranking – based on total return for Small Growth Funds	–	181/748	178/683	29/561	4/56

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Growth & Core Funds | 99

Janus Venture Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2014.

The expense ratios for Class N Shares are estimated.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, short sales, and companies with relatively small market capitalizations. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares and Class S Shares of the Fund commenced operations on May 6, 2011. The performance shown for periods prior to May 6, 2011 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on May 6, 2011. The performance shown for periods prior to May 6, 2011 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective May 13, 2013, Jonathan Coleman and Maneesh Modi are Co-Portfolio Managers of Janus Venture Fund.

*	The Fund’s inception date – April 30, 1985
(1)	Closed to new investors.

100 | MARCH 31, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12 - 3/31/13)

Class A Shares	$1,000.00	$1,121.50	$6.40	$1,000.00	$1,018.90	$6.09	1.21%

Class C Shares	$1,000.00	$1,118.20	$9.45	$1,000.00	$1,016.01	$9.00	1.79%

Class D Shares	$1,000.00	$1,123.40	$4.45	$1,000.00	$1,020.74	$4.23	0.84%

Class I Shares	$1,000.00	$1,123.70	$3.97	$1,000.00	$1,021.19	$3.78	0.75%

Class N Shares	$1,000.00	$1,124.30	$3.65	$1,000.00	$1,021.49	$3.48	0.69%

Class S Shares	$1,000.00	$1,121.20	$6.77	$1,000.00	$1,018.55	$6.44	1.28%

Class T Shares	$1,000.00	$1,122.70	$4.92	$1,000.00	$1,020.29	$4.68	0.93%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financials or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Growth & Core Funds | 101

Janus Venture Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares		Value

Common Stock – 94.4%
Advertising Services – 0.2%
214,768	Marin Software, Inc.	$3,528,638
Aerospace and Defense – Equipment – 1.6%
1,048,836	HEICO Corp. – Class A	35,985,563
Agricultural Chemicals – 1.4%
1,678,860	Intrepid Potash, Inc.	31,495,414
Apparel Manufacturers – 3.8%
622,621	Carter’s, Inc.*	35,657,505
973,336	Maidenform Brands, Inc.*	17,062,580
5,037,144	Quiksilver, Inc.*	30,575,464
		83,295,549
Applications Software – 1.8%
107,015	Model N, Inc.*	2,121,038
1,846,468	RealPage, Inc.*	38,240,352
		40,361,390
Auction House – Art Dealer – 2.0%
1,998,044	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	43,357,555
Audio and Video Products – 0.6%
868,390	DTS, Inc.*	14,441,326
Auto Repair Centers – 1.2%
676,931	Monro Muffler Brake, Inc.	26,880,930
Commercial Services – 1.6%
136,275	CoStar Group, Inc.*	14,916,661
941,704	Standard Parking Corp.*,£	19,493,273
		34,409,934
Commercial Services – Finance – 2.1%
282,399	Cardtronics, Inc.*	7,754,677
1,434,774	Euronet Worldwide, Inc.*	37,791,947
		45,546,624
Computer Services – 1.6%
2,640,881	LivePerson, Inc.*	35,863,164
Computer Software – 6.4%
1,576,451	Blackbaud, Inc.	46,710,243
364,165	Cornerstone OnDemand, Inc.*	12,418,026
1,730,664	Envestnet, Inc.*,£	30,303,927
1,765,404	SS&C Technologies Holdings, Inc.*	52,926,812
		142,359,008
Computers – Peripheral Equipment – 1.4%
414,315	Stratasys, Ltd.*	30,750,459
Consumer Products – Miscellaneous – 1.5%
648,351	SodaStream International, Ltd.*	32,184,144
Data Processing and Management – 3.0%
2,698,883	Broadridge Financial Solutions, Inc.	67,040,254
Decision Support Software – 0.8%
515,134	MSCI, Inc.*	17,478,497
Diagnostic Kits – 1.4%
1,310,570	Quidel Corp.*	31,126,037
Distribution/Wholesale – 1.9%
568,402	WESCO International, Inc.*	41,271,669
Diversified Operations – 0%
867,990	Digital Domain – Private Placement*,°°,§	0
Electric Products – Miscellaneous – 1.6%
4,555,480	GrafTech International, Ltd.*	34,986,086
Electronic Components – Semiconductors – 2.1%
2,187,080	International Rectifier Corp.*	46,256,742
Electronic Measuring Instruments – 1.2%
651,230	Measurement Specialties, Inc.*	25,899,417
Enterprise Software/Services – 1.1%
292,625	Guidewire Software, Inc.	11,248,505
209,552	Tyler Technologies, Inc.*	12,837,156
		24,085,661
Filtration and Separations Products – 2.6%
1,408,825	Polypore International, Inc.*	56,606,588
Finance – Other Services – 0.7%
446,359	MarketAxess Holdings, Inc.	16,649,191
Footwear and Related Apparel – 3.6%
441,962	Deckers Outdoor Corp.*	24,612,864
1,215,256	Wolverine World Wide, Inc.	53,920,908
		78,533,772
Hazardous Waste Disposal – 0.8%
1,190,460	Heritage-Crystal Clean, Inc.*,£	17,975,946
Health Care Cost Containment – 1.3%
1,618,731	ExamWorks Group, Inc.*,£	28,036,421
Human Resources – 1.2%
2,111,375	Resources Connection, Inc.£	26,814,462
Industrial Automation and Robotics – 1.3%
440,560	Nordson Corp.	29,054,932
Internet Content – Information/News – 0.8%
722,243	Yelp, Inc.*	17,124,382
Investment Management and Advisory Services – 2.1%
621,105	Financial Engines, Inc.	22,496,423
2,315,350	WisdomTree Investments, Inc.*	24,079,640
		46,576,063
Machinery – General Industrial – 2.8%
460,523	Tennant Co.	22,362,997
382,707	Wabtec Corp.	39,078,212
		61,441,209
Medical – Biomedical and Genetic – 2.2%
634,974	Ariad Pharmaceuticals, Inc.*	11,486,680
813,723	Incyte Corp., Ltd.*	19,049,255
484,330	Seattle Genetics, Inc.*	17,198,558
		47,734,493
Medical – Drugs – 0.5%
1,042,548	Achillion Pharmaceuticals, Inc.*	9,111,869
75,227	Ironwood Pharmaceuticals, Inc.*	1,375,902
		10,487,771
Medical – Generic Drugs – 0.3%
394,250	Impax Laboratories, Inc.*	6,087,220
Medical Equipment – 0.6%
1,404,709	Novadaq Technologies, Inc.*	13,920,666
Medical Information Systems – 1.0%
226,227	athenahealth, Inc.*	21,953,068
Medical Instruments – 6.0%
989,872	Conceptus, Inc.*	23,905,409
2,417,755	Endologix, Inc.*	39,046,743

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

102 | MARCH 31, 2013

Schedule of Investments (unaudited)

As of March 31, 2013

Shares		Value

Medical Instruments – (continued)

593,991	Techne Corp.	$40,302,290
1,261,647	Volcano Corp.*	28,084,262
		131,338,704
Oil – Field Services – 1.7%
1,210,519	PAA Natural Gas Storage L.P.	25,893,002
172,189	Targa Resources Corp.	11,701,965
		37,594,967
Oil Field Machinery and Equipment – 3.1%
757,740	Dresser-Rand Group, Inc.*	46,722,248
255,711	Dril-Quip, Inc.*	22,290,328
		69,012,576
Patient Monitoring Equipment – 1.0%
1,098,714	Masimo Corp.	21,556,769
Pipelines – 2.9%
852,460	Copano Energy LLC	34,541,679
624,570	DCP Midstream Partners L.P.	29,111,208
		63,652,887
Printing – Commercial – 1.1%
647,992	VistaPrint N.V. (U.S. Shares)*	25,051,371
Recreational Vehicles – 0.8%
420,208	Arctic Cat, Inc.*	18,363,090
Retail – Automobile – 0.1%
96,643	Rush Enterprises, Inc. – Class B*,£	1,990,846
Retail – Convenience Stores – 1.5%
564,138	Casey’s General Stores, Inc.	32,889,245
Retail – Discount – 0.6%
1,050,773	Gordmans Stores, Inc.*,£	12,304,552
Retail – Petroleum Products – 1.3%
751,195	World Fuel Services Corp.	29,837,465
Retail – Sporting Goods – 1.6%
642,496	Hibbett Sports, Inc.*	36,153,250
Schools – 1.8%
1,645,396	K12, Inc.*	39,670,498
Theaters – 1.7%
2,380,021	National CineMedia, Inc.	37,556,731
Therapeutics – 0.8%
318,570	Synageva BioPharma Corp.*	17,495,864
Transportation – Services – 1.6%
936,558	Hub Group, Inc. – Class A*	36,020,021
Transportation – Truck – 3.3%
733,073	Landstar System, Inc.	41,851,138
514,997	Old Dominion Freight Line, Inc.*	19,672,885
303,281	Saia, Inc.*	10,969,674
		72,493,697
Virtual Reality Products – 1.4%
2,360,783	RealD, Inc.*	30,690,179

Total Common Stock (cost $1,783,760,285)		2,081,272,957

Money Market – 5.1%
112,252,935	Janus Cash Liquidity Fund LLC, 0% (cost $112,252,935)	112,252,935

Total Investments (total cost $1,896,013,220) – 99.5%		2,193,525,892

Cash, Receivables and Other Assets, net of Liabilities – 0.5%		10,791,642

Net Assets – 100%		$2,204,317,534

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Canada	$43,357,555	2.0%
Israel	62,934,603	2.9%
Netherlands	25,051,371	1.1%
United States††	2,062,182,363	94.0%

Total	$2,193,525,892	100.0%

††	Includes Cash Equivalents of 5.1%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 103

Statements of Assets and Liabilities

	Janus	Janus	Janus			Janus Growth	Janus		Janus	Janus
As of March 31, 2013 (unaudited)	Balanced	Contrarian	Enterprise	Janus	Janus	and Income	Research	Janus Triton	Twenty	Venture
(all numbers in thousands except net asset value per share)	Fund	Fund	Fund	Forty Fund	Fund	Fund	Fund	Fund	Fund	Fund

Assets:
Investments at cost	$8,046,414	$2,453,241	$1,889,269	$2,190,540	$6,267,628	$2,819,495	$2,720,507	$4,106,432	$5,376,625	$1,896,013
Unaffiliated investments at value	$9,418,751	$2,753,383	$2,610,389	$3,524,269	$8,083,735	$3,663,103	$3,531,307	$3,914,199	$7,983,388	$1,993,874
Affiliated investments at value	181,837	195,120	186,369	58,219	252,714	66,728	–	918,687	537,296	199,652
Cash	2,638	–	362	986	–	931	–	2,022	2,383	2,577
Restricted cash (Note 1)	32,022	10,045	–	–	32,950	12,529	–	–	–	–
Receivables:
Investments sold	–	–	4,787	–	–	–	29,065	9,500	–	14,943
Closed foreign currency contracts	–	–	–	–	88	–	–	–	–	–
Fund shares sold	8,877	3,395	2,243	4,211	2,494	701	834	11,820	686	2,133
Dividends	10,796	3,731	1,645	5,107	7,024	8,010	3,281	1,015	10,573	677
Foreign dividend tax reclaim	172	–	–	173	–	88	–	–	372	–
Interest	32,169	–	–	–	–	2,521	–	–	–	–
Non-interested Trustees’ deferred compensation	161	50	47	60	141	63	60	82	144	37
Variation margin	–	885	–	–	–	–	–	–	–	–
Other assets	139	23	313	36	293	20	23	19	73	9
Forward currency contracts	22	–	574	72	3,583	16	–	–	143	–
Total Assets	9,687,584	2,966,632	2,806,729	3,593,133	8,383,022	3,754,710	3,564,570	4,857,344	8,535,058	2,213,902
Liabilities:
Payables:
Options written, at value(1)	–	10,121	–	–	–	–	–	–	–	–
Due to custodian	–	6,632	–	–	3,114	–	15,106	–	–	–
Investments purchased	124,030	7,140	7,016	–	33,074	12,457	10,153	10,768	–	6,613
Fund shares repurchased	42,062	11,073	8,371	17,658	4,187	3,082	6,750	9,412	5,099	1,189
Dividends	1,407	–	–	–	–	215	–	–	–	–
Advisory fees	4,409	1,156	1,499	1,347	3,469	1,880	1,675	2,551	3,559	1,169
Fund administration fees	80	24	23	31	70	31	30	40	72	18
Internal servicing cost	35	1	4	22	13	1	1	11	–	–
Administrative services fees	1,138	384	362	386	837	524	486	507	1,240	256
Distribution fees and shareholder servicing fees	926	23	110	772	284	24	4	315	–	59
Administrative, networking and omnibus fees	733	29	124	323	286	14	26	179	–	127
Non-interested Trustees’ fees and expenses	69	25	19	49	56	27	26	28	64	11
Non-interested Trustees’ deferred compensation fees	161	50	47	60	141	63	60	82	144	37
Accrued expenses and other payables	323	502	369	232	746	618	496	154	692	105
Forward currency contracts	1,469	1,195	206	395	2,951	1,183	–	–	672	–
Total Liabilities	176,842	38,355	18,150	21,275	49,228	20,119	34,813	24,047	11,542	9,584
Net Assets	$9,510,742	$2,928,277	$2,788,579	$3,571,858	$8,333,794	$3,734,591	$3,529,757	$4,833,297	$8,523,516	$2,204,318

See footnotes at the end of the Statements.

See Notes to Financial Statements.

104 | MARCH 31, 2013

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Statements of Assets and Liabilities  (continued)

	Janus	Janus	Janus			Janus Growth	Janus		Janus	Janus
As of March 31, 2013 (unaudited)	Balanced	Contrarian	Enterprise	Janus	Janus	and Income	Research	Janus Triton	Twenty	Venture
(all numbers in thousands except net asset value per share)	Fund	Fund	Fund	Forty Fund	Fund	Fund	Fund	Fund	Fund	Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$7,886,546	$2,985,067	$1,885,493	$2,476,647	$7,070,546	$3,260,329	$2,925,539	$4,018,224	$5,511,346	$1,787,881
Undistributed net investment income/(loss)*	(1,852)	(5,322)	1,105	24,482	20,420	5,400	11,484	(7,434)	4,845	(3,668)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	73,272	(545,495)	(5,881)	(320,909)	(826,619)	(440,278)	(218,072)	96,044	(136,235)	122,589
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,552,776	494,027	907,862	1,391,638	2,069,447	909,140	810,806	726,463	3,143,560	297,516
Total Net Assets	$9,510,742	$2,928,277	$2,788,579	$3,571,858	$8,333,794	$3,734,591	$3,529,757	$4,833,297	$8,523,516	$2,204,318
Net Assets - Class A Shares	$669,279	$23,961	$78,036	$409,344	$1,302,091	$21,408	$13,214	$515,250	N/A	$276,355
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24,054	1,418	1,089	10,114	38,331	566	375	26,156	N/A	4,592
Net Asset Value Per Share(2)	$27.82	$16.90	$71.64	$40.47	$33.97	$37.84	$35.27	$19.70	N/A	$60.19
Maximum Offering Price Per Share(3)	$29.52	$17.93	$76.01	$42.94	$36.04	$40.15	$37.42	$20.90	N/A	$63.86
Net Assets - Class C Shares	$593,740	$20,662	$29,255	$323,314	$4,453	$12,408	$2,104	$165,665	N/A	$1,278
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,410	1,250	420	8,435	132	330	61	8,626	N/A	22
Net Asset Value Per Share(2)	$27.73	$16.53	$69.59	$38.33	$33.63	$37.64	$34.74	$19.21	N/A	$59.15
Net Assets - Class D Shares	$1,219,278	$1,862,942	$1,024,128	N/A	$4,944,065	$2,269,257	$2,006,950	$724,664	$5,111,186	$1,144,643
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	43,775	110,054	14,152	N/A	144,921	59,964	56,600	36,574	78,374	18,878
Net Asset Value Per Share	$27.85	$16.93	$72.37	N/A	$34.12	$37.84	$35.46	$19.81	$65.22	$60.63
Net Assets - Class I Shares	$835,275	$80,357	$419,558	$1,014,395	$134,266	$24,860	$136,322	$1,219,930	N/A	$89,097
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	29,987	4,745	5,771	24,906	3,935	657	3,848	61,361	N/A	1,469
Net Asset Value Per Share	$27.85	$16.93	$72.70	$40.73	$34.12	$37.85	$35.43	$19.88	N/A	$60.63
Net Assets - Class N Shares	$1,361,012	N/A	$8,832	$29,190	$346,060	N/A	$35,064	$98,589	N/A	$5,795
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	48,915	N/A	121	717	10,147	N/A	990	4,960	N/A	96
Net Asset Value Per Share	$27.82	N/A	$72.72	$40.72	$34.10	N/A	$35.41	$19.88	N/A	$60.67
Net Assets - Class R Shares	$265,037	$1,738	$53,031	$161,567	$2,722	$2,448	N/A	$76,832	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,550	104	750	4,122	80	65	N/A	3,931	N/A	N/A
Net Asset Value Per Share	$27.75	$16.77	$70.74	$39.19	$33.90	$37.76	N/A	$19.54	N/A	N/A
Net Assets - Class S Shares	$822,194	$1,743	$220,032	$1,577,740	$41,353	$38,208	$735	$213,366	N/A	$1,085
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	29,549	103	3,080	39,493	1,209	1,010	21	10,883	N/A	18
Net Asset Value Per Share	$27.82	$16.91	$71.44	$39.95	$34.21	$37.84	$35.17	$19.61	N/A	$60.09
Net Assets - Class T Shares	$3,744,927	$936,874	$955,707	$56,308	$1,558,784	$1,366,002	$1,335,368	$1,819,001	$3,412,330	$686,065
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	134,532	55,379	13,242	1,408	45,581	36,104	37,655	92,051	52,332	11,364
Net Asset Value Per Share	$27.84	$16.92	$72.17	$39.99	$34.20	$37.83	$35.46	$19.76	$65.20	$60.37

*	See Note 5 in Notes to Financial Statements.
(1)	Includes premiums of $8,781,105 on written options for Janus Contrarian Fund.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

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Statements of Operations

	Janus	Janus	Janus			Janus	Janus	Janus	Janus	Janus
For the period ended March 31, 2013 (unaudited)	Balanced	Contrarian	Enterprise	Janus	Janus	Growth and	Research	Triton	Twenty	Venture
(all numbers in thousands)	Fund	Fund	Fund	Forty Fund	Fund	Income Fund	Fund	Fund	Fund	Fund

Investment Income:
Interest	$60,538	$–	$–	$–	$–	$4,974	$–	$–	$–	$–
Dividends	70,280	13,181	17,003	40,040	72,011	53,235	33,565	22,283	66,182	10,409
Dividends from affiliates	152	34	98	15	215	51	5	6,261	160	130
Other Income	257	–	–	7	23	–	–	–	14	–
Foreign tax withheld	(1,230)	(211)	(142)	(141)	(408)	(984)	(312)	(119)	(273)	(55)
Total Investment Income	129,997	13,004	16,959	39,921	71,841	57,276	33,258	28,425	66,083	10,484
Expenses:
Advisory fees	24,899	5,896	8,192	7,856	19,491	10,601	8,967	12,740	20,422	6,117
Internal servicing expense - Class A Shares	43	2	5	28	69	1	1	21	–	–
Internal servicing expense - Class C Shares	98	4	5	65	1	2	–	19	–	–
Internal servicing expense - Class I Shares	65	2	12	34	5	1	3	24	–	1
Shareholder reports expense	249	275	226	76	670	283	368	154	476	161
Transfer agent fees and expenses	224	434	276	28	854	478	532	142	703	160
Registration fees	133	44	96	56	100	50	67	168	51	83
Custodian fees	22	–	11	10	55	1	10	13	45	9
Professional fees	72	17	25	16	52	27	33	28	41	18
Non-interested Trustees’ fees and expenses	183	4	30	4	134	44	51	85	106	36
Short sales interest expense	–	–	–	–	–	–	–	2	–	–
Stock loan fees	–	–	–	–	–	–	–	1	–	–
Fund administration fees	453	131	128	181	400	177	170	199	418	96
Administrative services fees - Class D Shares	698	1,021	570	N/A	2,851	1,277	1,138	386	2,994	635
Administrative services fees - Class R Shares	308	2	62	207	3	3	N/A	71	N/A	N/A
Administrative services fees - Class S Shares	985	2	253	2,038	52	47	1	204	N/A	1
Administrative services fees - Class T Shares	4,471	1,034	1,089	68	1,984	1,635	1,637	1,911	4,213	700
Distribution fees and shareholder servicing fees - Class A Shares	825	29	92	519	1,472	27	16	507	N/A	297
Distribution fees and shareholder servicing fees - Class C Shares	2,770	98	131	1,629	23	58	10	671	N/A	3
Distribution fees and shareholder servicing fees - Class R Shares	616	4	123	408	6	6	N/A	142	N/A	N/A
Distribution fees and shareholder servicing fees - Class S Shares	985	2	253	1,981	49	46	1	195	N/A	1
Administrative, networking and omnibus fees - Class A Shares	463	9	103	332	1,259	11	12	346	N/A	315
Administrative, networking and omnibus fees - Class C Shares	227	15	27	253	4	9	1	113	N/A	–
Administrative, networking and omnibus fees - Class I Shares	948	–	122	462	76	14	61	375	N/A	13
Other expenses	301	64	68	114	270	107	91	125	228	67
Total Expenses	40,038	9,089	11,899	16,365	29,880	14,905	13,170	18,642	29,697	8,713
Expense and Fee Offset	(2)	(1)	(1)	(1)	(2)	(1)	(1)	(2)	(1)	(1)
Net Expenses	40,036	9,088	11,898	16,364	29,878	14,904	13,169	18,640	29,696	8,712
Less: Excess Expense Reimbursement	(159)	(83)	(104)	(984)	(650)	(116)	(95)	(81)	(284)	(44)
Net Expenses after Expense Reimbursement	39,877	9,005	11,794	15,380	29,228	14,788	13,074	18,559	29,412	8,668
Net Investment Income	90,120	3,999	5,165	24,541	42,613	42,488	20,184	9,866	36,671	1,816
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	147,969	113,543	81,361	87,755	375,439	192,265	152,779	141,306	33,224	145,809
Net realized gain/(loss) from futures contracts	–	(2,502)	–	–	–	–	–	–	–	–
Net realized gain from short sales	–	–	–	–	–	–	–	443	–	–
Net realized gain from written options contracts	–	452	–	–	1,421	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	417,686	417,644	274,523	87,900	190,093	158,912	185,185	407,461	334,693	84,519
Change in unrealized net appreciation/(depreciation) of futures contracts	–	1,289	–	–	–	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of short sales	–	–	–	–	–	–	–	1,951	–	–
Change in unrealized net appreciation/(depreciation) of written option contracts	–	(1,340)	–	–	(160)	–	–	–	–	–
Net Gain on Investments	565,655	529,086	355,884	175,655	566,793	351,177	337,964	551,161	367,917	230,328
Net Increase in Net Assets Resulting from Operations	$655,775	$533,085	$361,049	$200,196	$609,406	$393,665	$358,148	$561,027	$404,588	$232,144

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Janus		Janus		Janus		Janus				Janus Growth and
For the period ended March 31, 2013 (unaudited) and the year ended September 30, 2012	Balanced Fund		Contrarian Fund		Enterprise Fund		Forty Fund		Janus Fund		Income Fund
(all numbers in thousands)	2013	2012(1)	2013	2012	2013	2012(1)	2013	2012(1)	2013	2012(1)	2013	2012

Operations:
Net investment income/(loss)	$90,120	$164,449	$3,999	$18,108	$5,165	$(3,706)	$24,541	$12,918	$42,613	$50,139	$42,488	$47,868
Net realized gain from investment and foreign currency transactions	147,969	215,577	111,493	104,117	81,361	182,810	87,755	38,041	376,860	4,899	192,265	238,366
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	417,686	1,152,254	417,593	418,514	274,523	316,330	87,900	1,039,639	189,933	1,764,057	158,912	668,878
Net Increase in Net Assets Resulting from Operations	655,775	1,532,280	533,085	540,739	361,049	495,434	200,196	1,090,598	609,406	1,819,095	393,665	955,112
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(6,985)	(11,659)	(143)	–	–	–	(1,601)	(2,140)	(7,648)	(4,505)	(209)	(249)
Class C Shares	(4,075)	(6,453)	–	–	–	–	–	–	–	–	(81)	(49)
Class D Shares	(13,720)	(23,006)	(16,880)	(114)	–	–	N/A	N/A	(40,321)	(26,955)	(24,334)	(25,047)
Class I Shares	(19,192)	(39,741)	(478)	(1)	–	–	(6,549)	(7,262)	(1,229)	(1,039)	(270)	(321)
Class N Shares	(5,745)	(39)	N/A	N/A	–	–	(198)	–	(3,588)	–	N/A	N/A
Class R Shares	(2,231)	(3,385)	(1)	–	–	–	–	(187)	(2)	(7)	(20)	(16)
Class S Shares	(7,998)	(13,281)	(3)	–	–	–	(4,196)	(4,901)	(106)	(90)	(365)	(398)
Class T Shares	(40,635)	(68,208)	(6,903)	–	–	–	(301)	(225)	(9,187)	(9,687)	(14,484)	(15,200)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(19,303)	(9,395)	–	–	(2,425)	–	–	–	–	–	–	–
Class C Shares	(16,350)	(7,572)	–	–	(881)	–	–	–	–	–	–	–
Class D Shares	(34,224)	(16,940)	–	–	(31,202)	–	N/A	N/A	–	–	–	–
Class I Shares	(59,384)	(28,932)	–	–	(12,509)	–	–	–	–	–	–	–
Class N Shares	(1,146)	–	N/A	N/A	(243)	–	–	–	–	–	N/A	N/A
Class R Shares	(7,218)	(2,967)	–	–	(1,637)	–	–	–	–	–	–	–
Class S Shares	(23,209)	(11,132)	–	–	(6,782)	–	–	–	–	–	–	–
Class T Shares	(105,254)	(53,054)	–	–	(28,587)	–	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	(366,669)	(295,764)	(24,408)	(115)	(84,266)	–	(12,845)	(14,715)	(62,081)	(42,283)	(39,763)	(41,280)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Janus		Janus		Janus		Janus				Janus Growth and
For the period ended March 31, 2013 (unaudited) and the year ended September 30,	Balanced Fund		Contrarian Fund		Enterprise Fund		Forty Fund		Janus Fund		Income Fund
2012 (all numbers in thousands)	2013	2012(1)	2013	2012	2013	2012(1)	2013	2012(1)	2013	2012(1)	2013	2012

Capital Share Transactions:
Shares Sold
Class A Shares	91,921	182,138	3,003	1,985	13,371	14,989	43,568	91,429	231,357	365,847	2,318	7,982
Class C Shares	72,212	118,678	841	537	3,705	5,635	14,621	29,553	340	1,379	790	1,508
Class D Shares	58,738	110,933	42,833	41,413	38,868	51,117	N/A	N/A	51,863	86,099	38,657	60,890
Class I Shares	220,797	554,099	35,899	8,182	49,463	89,514	114,899	257,784	7,513	33,813	2,079	5,393
Class N Shares	1,342,071	7,657	N/A	N/A	8,351	2,414	28,176	1,473	310,238	23,833	N/A	N/A
Class R Shares	53,206	104,906	177	459	10,359	12,511	15,250	37,485	490	670	97	605
Class S Shares	90,255	239,918	125	406	32,357	44,272	98,139	198,744	3,396	10,330	3,589	7,750
Class T Shares	370,897	675,736	127,164	46,403	99,493	167,303	16,998	30,058	62,571	187,468	76,869	105,647
Reinvested Dividends and Distributions
Class A Shares	22,032	17,865	127	–	1,979	–	1,280	1,651	7,638	4,501	202	242
Class C Shares	15,551	10,480	–	–	669	–	–	–	–	–	70	43
Class D Shares	47,058	39,150	16,566	112	30,725	–	N/A	N/A	38,990	26,056	23,746	24,422
Class I Shares	71,761	63,576	439	1	6,274	–	5,226	5,384	1,190	1,002	231	272
Class N Shares	6,891	39	N/A	N/A	243	–	198	–	3,588	–	N/A	N/A
Class R Shares	8,717	5,849	1	–	1,484	–	–	162	1	7	20	16
Class S Shares	31,177	24,355	3	–	6,757	–	4,170	4,865	105	89	364	387
Class T Shares	144,297	119,759	6,752	–	28,146	–	301	225	8,880	9,474	14,055	14,792
Shares Repurchased
Class A Shares	(121,986)	(160,010)	(7,656)	(18,208)	(15,975)	(19,682)	(82,444)	(243,361)	(138,823)	(319,101)	(8,731)	(9,390)
Class C Shares	(50,234)	(98,266)	(3,193)	(12,501)	(3,065)	(6,226)	(49,611)	(140,431)	(1,702)	(1,694)	(1,460)	(2,707)
Class D Shares	(80,656)	(116,694)	(125,324)	(253,120)	(62,685)	(106,910)	N/A	N/A	(256,511)	(470,642)	(133,123)	(243,865)
Class I Shares	(1,437,046)	(534,418)	(11,371)	(32,854)	(44,925)	(146,172)	(189,768)	(451,015)	(26,627)	(73,763)	(3,756)	(11,380)
Class N Shares	(72,971)	–	N/A	N/A	(3,009)	(23)	(2,106)	(99)	(21,622)	(597)	N/A	N/A
Class R Shares	(40,318)	(60,204)	(658)	(1,551)	(12,061)	(24,564)	(43,333)	(98,884)	(382)	(989)	(280)	(755)
Class S Shares	(113,633)	(194,308)	(1,327)	(1,029)	(36,904)	(74,596)	(302,611)	(936,440)	(9,069)	(41,125)	(7,373)	(30,014)
Class T Shares	(432,191)	(817,496)	(126,645)	(306,908)	(93,217)	(228,810)	(17,530)	(18,484)	(597,879)	(727,085)	(185,261)	(402,700)
Net Increase/(Decrease) from Capital Share Transactions	298,546	293,742	(42,244)	(526,673)	60,403	(219,228)	(344,577)	(1,229,901)	(324,455)	(884,428)	(176,897)	(470,862)
Net Increase/(Decrease) in Net Assets	587,652	1,530,258	466,433	13,951	337,186	276,206	(157,226)	(154,018)	222,870	892,384	177,005	442,970
Net Assets:
Beginning of period	8,923,090	7,392,832	2,461,844	2,447,893	2,451,393	2,175,187	3,729,084	3,883,102	8,110,924	7,218,540	3,557,586	3,114,616
End of period	$9,510,742	$8,923,090	$2,928,277	$2,461,844	$2,788,579	$2,451,393	$3,571,858	$3,729,084	$8,333,794	$8,110,924	$3,734,591	$3,557,586

Undistributed Net Investment Income/(Loss)*	$(1,851)	$8,610	$(5,322)	$15,087	$1,105	$(4,061)	$24,482	$12,785	$20,420	$39,888	$5,400	$2,675

*	See Note 5 in Notes to Financial Statements.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012 for Janus Balanced Fund, Janus Forty Fund and Janus Fund and July 12, 2012 (inception date) through September 30, 2012 for Janus Enterprise Fund.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Janus Research		Janus Triton		Janus Twenty		Janus Venture
For the period ended March 31, 2013 (unaudited) and the year ended September 30, 2012	Fund		Fund		Fund		Fund
(all numbers in thousands)	2013	2012(1)	2013	2012(1)	2013	2012	2013	2012(1)

Operations:
Net investment income/(loss)	$20,184	$18,006	$9,866	$(3,295)	$36,671	$37,140	$1,816	$(2,058)
Net realized gain/(loss) from investment and foreign currency transactions	152,779	94,747	141,749	125,100	33,224	(164,501)	145,809	175,217
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	185,185	597,787	409,412	407,607	334,693	2,350,192	84,519	159,587
Net Increase in Net Assets Resulting from Operations	358,148	710,540	561,027	529,412	404,588	2,222,831	232,144	332,746
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(61)	(84)	(299)	–	N/A	N/A	–	–
Class C Shares	–	(3)	–	–	N/A	N/A	–	–
Class D Shares	(14,557)	(12,146)	(1,696)	–	(41,489)	(8,035)	–	–
Class I Shares	(953)	(822)	(3,354)	–	N/A	N/A	–	–
Class N Shares	(445)	–	(276)	–	N/A	N/A	–	–
Class S Shares	(3)	(4)	(165)	–	N/A	N/A	–	–
Class T Shares	(8,578)	(7,394)	(2,886)	–	(23,330)	(2,312)	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	(17,285)	(6,865)	N/A	N/A	(24,864)	(30)
Class C Shares	–	–	(5,914)	(2,628)	N/A	N/A	(64)	(3)
Class D Shares	–	–	(27,941)	(18,647)	–	(667,662)	(113,403)	(68,027)
Class I Shares	–	–	(41,453)	(14,106)	N/A	N/A	(5,452)	(1,345)
Class N Shares	–	–	(2,757)	–	N/A	N/A	(547)	–
Class R Shares	N/A	N/A	(2,343)	(691)	N/A	N/A	N/A	N/A
Class S Shares	–	–	(6,878)	(1,807)	N/A	N/A	(83)	(1)
Class T Shares	–	–	(66,051)	(36,136)	–	(471,872)	(57,541)	(17,728)
Net Decrease from Dividends and Distributions	(24,597)	(20,453)	(179,298)	(80,880)	(64,819)	(1,149,881)	(201,954)	(87,134)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

114 | MARCH 31, 2013

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Statements of Changes in Net Assets  (continued)

	Janus Research		Janus Triton		Janus Twenty		Janus Venture
For the period ended March 31, 2013 (unaudited) and the year ended September 30, 2012	Fund		Fund		Fund		Fund
(all numbers in thousands)	2013	2012(1)	2013	2012(1)	2013	2012	2013	2012(1)

Capital Share Transactions:
Shares Sold
Class A Shares	1,951	3,923	187,284	216,332	N/A	N/A	64,731	209,387
Class C Shares	360	1,066	46,538	62,186	N/A	N/A	882	371
Class D Shares	32,938	53,226	99,939	173,500	57,809	99,011	32,151	45,977
Class I Shares	33,594	59,761	407,247	630,599	N/A	N/A	59,029	35,485
Class N Shares	22,473	47,609	49,849	54,814	N/A	N/A	1,685	3,824
Class R Shares	N/A	N/A	35,414	33,798	N/A	N/A	N/A	N/A
Class S Shares	137	65	98,886	97,511	N/A	N/A	822	175
Class T Shares	68,480	131,860	435,747	796,188	130,498	288,963	207,865	281,398
Reinvested Dividends and Distributions
Class A Shares	60	84	14,860	5,789	N/A	N/A	24,767	30
Class C Shares	–	3	4,393	1,808	N/A	N/A	63	3
Class D Shares	14,312	11,941	29,272	18,429	40,346	657,912	109,208	65,444
Class I Shares	802	755	32,947	10,843	N/A	N/A	5,428	1,337
Class N Shares	445	–	2,979	N/A	N/A	N/A	547	–
Class R Shares	N/A	N/A	1,797	466	N/A	N/A	N/A	N/A
Class S Shares	3	4	6,911	1,804	N/A	N/A	83	1
Class T Shares	8,453	7,281	68,447	35,955	22,978	466,835	56,375	17,075
Shares Repurchased
Class A Shares	(3,192)	(4,315)	(60,766)	(78,107)	N/A	N/A	(25,936)	(7,068)
Class C Shares	(481)	(446)	(14,678)	(22,057)	N/A	N/A	(103)	(15)
Class D Shares	(105,041)	(185,347)	(72,878)	(140,928)	(269,829)	(443,487)	(61,825)	(86,472)
Class I Shares	(11,793)	(70,299)	(124,298)	(217,761)	N/A	N/A	(7,557)	(11,824)
Class N Shares	(36,443)	(6,902)	(16,548)	(1,074)	N/A	N/A	(348)	(1)
Class R Shares	N/A	N/A	(9,320)	(11,082)	N/A	N/A	N/A	N/A
Class S Shares	(11)	(47)	(24,531)	(24,712)	N/A	N/A	(47)	–
Class T Shares	(219,958)	(284,941)	(218,020)	(466,969)	(339,446)	(718,180)	(88,618)	(73,228)
Net Increase/(Decrease) from Capital Share Transactions	(192,911)	(234,719)	981,471	1,177,332	(357,644)	351,054	379,202	481,899
Net Increase/(Decrease) in Net Assets	140,640	455,368	1,363,200	1,625,864	(17,875)	1,424,004	409,392	727,511
Net Assets:
Beginning of period	3,389,117	2,933,749	3,470,097	1,844,233	8,541,391	7,117,387	1,794,926	1,067,415
End of period	$3,529,757	$3,389,117	$4,833,297	$3,470,097	$8,523,516	$8,541,391	$2,204,318	$1,794,926

Undistributed Net Investment Income/(Loss)*	$11,484	$15,897	$(7,434)	$(8,624)	$4,845	$32,993	$(3,668)	$(5,484)

*	See Note 5 in Notes to Financial Statements.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012 for Class N Shares.

See Notes to Financial Statements.

116 | MARCH 31, 2013

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Financial Highlights

Class A Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period	Janus Balanced Fund
ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$27.01	$23.19	$25.10	$23.43	$21.31
Income from Investment Operations:
Net investment income/(loss)	0.26	0.50	0.51	0.56	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	1.65	4.22	(1.14)	1.60	2.28
Total from Investment Operations	1.91	4.72	(0.63)	2.16	2.23
Less Distributions and Other:
Dividends (from net investment income)*	(0.29)	(0.49)	(0.50)	(0.49)	(0.11)
Distributions (from capital gains)*	(0.81)	(0.41)	(0.78)	–	–
Return of capital	N/A	N/A	N/A	N/A	–(3)
Total Distributions and Other	(1.10)	(0.90)	(1.28)	(0.49)	(0.11)
Net Asset Value, End of Period	$27.82	$27.01	$23.19	$25.10	$23.43
Total Return**	7.31%	20.70%	(2.85)%	9.30%	10.43%
Net Assets, End of Period (in thousands)	$669,279	$656,171	$526,178	$513,494	$314,935
Average Net Assets for the Period (in thousands)	$661,827	$610,115	$566,145	$436,234	$288,992
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.99%	0.98%	0.91%	0.93%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.99%	0.98%	0.91%	0.93%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.89%	1.87%	2.03%	2.37%	2.35%
Portfolio Turnover Rate	34%	84%	94%	76%^	158%

Class A Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period ended	Janus Contrarian Fund
October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.91	$11.29	$13.97	$11.68	$10.42
Income from Investment Operations:
Net investment income/(loss)	–	0.04	(0.06)	0.01	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	3.08	2.58	(2.60)	2.28	1.28
Total from Investment Operations	3.08	2.62	(2.66)	2.29	1.26
Less Distributions:
Dividends (from net investment income)*	(0.09)	–	(0.02)	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.09)	–	(0.02)	–	–
Net Asset Value, End of Period	$16.90	$13.91	$11.29	$13.97	$11.68
Total Return**	22.24%	23.21%	(19.09)%	19.61%	12.09%
Net Assets, End of Period (in thousands)	$23,961	$23,930	$33,491	$73,013	$68,166
Average Net Assets for the Period (in thousands)	$23,499	$28,841	$64,181	$72,658	$76,549
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.83%	0.91%	0.90%	1.06%	1.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.83%	0.91%	0.90%(4)	1.06%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.14%	0.50%	0.30%	0.11%	(0.36)%
Portfolio Turnover Rate	33%	53%	130%	95%^	80%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $0.01 on a per share basis.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.87% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

118 | MARCH 31, 2013

Class A Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period ended	Janus Enterprise Fund
October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$64.53	$52.43	$52.14	$42.46	$36.63
Income from Investment Operations:
Net investment income/(loss)	0.05	(0.27)	(0.12)	(0.11)	–
Net gain/(loss) on investments (both realized and unrealized)	9.33	12.37	0.41	9.79	5.83
Total from Investment Operations	9.38	12.10	0.29	9.68	5.83
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(2.27)	–	–	–	–
Total Distributions	(2.27)	–	–	–	–
Net Asset Value, End of Period	$71.64	$64.53	$52.43	$52.14	$42.46
Total Return**	14.85%	23.08%	0.56%	22.80%	15.92%
Net Assets, End of Period (in thousands)	$78,036	$70,811	$61,773	$75,980	$74,709
Average Net Assets for the Period (in thousands)	$73,831	$69,350	$77,990	$76,703	$79,792
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.23%	1.23%	1.05%	1.15%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.17%	1.17%	1.04%	1.15%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.17%	(0.39)%	(0.45)%	(0.41)%	(0.23)%
Portfolio Turnover Rate	6%	14%	19%	22%^	41%

Class A Shares

For a share outstanding during the period ended
March 31, 2013 (unaudited), each year or period	Janus Forty Fund
ended September 30 and each year ended July 31	2013	2012	2011	2010	2009(3)	2009(4)	2008

Net Asset Value, Beginning of Period	$38.43	$29.11	$31.00	$30.52	$29.27	$39.79	$34.52
Income from Investment Operations:
Net investment income/(loss)	0.34	0.35	0.34	0.12	0.01	0.03	0.03
Net gain/(loss) on investments (both realized and unrealized)	1.85	9.12	(2.23)	0.36	1.24	(9.30)	5.32
Total from Investment Operations	2.19	9.47	(1.89)	0.48	1.25	(9.27)	5.35
Less Distributions and Other:
Dividends (from net investment income)*	(0.15)	(0.15)	–	–	–	–	(0.07)
Distributions (from capital gains)*	–	–	–	–	–	(1.25)	(0.01)
Return of capital	N/A	N/A	N/A	N/A	N/A	–(5)	N/A
Total Distributions and Other	(0.15)	(0.15)	–	–	–	(1.25)	(0.08)
Net Asset Value, End of Period	$40.47	$38.43	$29.11	$31.00	$30.52	$29.27	$39.79
Total Return**	5.71%	32.66%	(6.10)%	1.57%	4.27%	(22.29)%	15.49%
Net Assets, End of Period (in thousands)	$409,344	$425,598	$452,606	$854,798	$1,440,986	$1,328,541	$1,639,379
Average Net Assets for the Period (in thousands)	$416,485	$437,738	$741,870	$956,800	$1,373,788	$1,060,695	$1,152,690
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.88%	1.00%	0.97%	1.09%	0.97%	1.03%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.84%	0.88%	0.97%	1.03%	0.97%	0.93%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.35%	0.41%	0.35%	(0.17)%	(0.61)%	(0.11)%(6)	(0.02)%(6)
Portfolio Turnover Rate	3%	9%	51%	40%	4%^	53%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(4)	Period from August 1, 2008 through July 31, 2009.
(5)	Return of capital aggregated less than $0.01 on a per share basis.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.12% in 2008. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Growth & Core Funds | 119

Financial Highlights  (continued)

Class A Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period	Janus Fund
ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$31.74	$25.33	$26.81	$23.96	$20.86
Income from Investment Operations:
Net investment income	0.14	0.11	0.11	0.05	0.01
Net gain/(loss) on investments (both realized and unrealized)	2.30	6.44	(1.45)	2.83	3.09
Total from Investment Operations	2.44	6.55	(1.34)	2.88	3.10
Less Distributions:
Dividends (from net investment income)*	(0.21)	(0.14)	(0.14)	(0.03)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.21)	(0.14)	(0.14)	(0.03)	–
Net Asset Value, End of Period	$33.97	$31.74	$25.33	$26.81	$23.96
Total Return**	7.73%	25.96%	(5.08)%	12.03%	14.86%
Net Assets, End of Period (in thousands)	$1,302,091	$1,117,172	$851,546	$383,332	$4,237
Average Net Assets for the Period (in thousands)	$1,180,783	$986,388	$640,709	$159,151	$5,256
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.00%	1.02%	1.07%	1.22%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.93%	0.89%	0.98%(3)	1.06%	1.03%
Ratio of Net Investment Income to Average Net Assets***	0.86%	0.48%	0.41%	0.42%	0.09%
Portfolio Turnover Rate	24%	46%	90%	40%^	60%

Class A Shares

For a share outstanding during the period ended March 31, 2013	Janus Growth and
(unaudited), each year or period ended September 30 and the period ended	Income Fund(4)
October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$34.28	$26.25	$28.50	$26.47	$23.24
Income from Investment Operations:
Net investment income	0.43	0.34	0.27	0.25	0.03
Net gain/(loss) on investments (both realized and unrealized)	3.49	8.04	(2.25)	2.03	3.23
Total from Investment Operations	3.92	8.38	(1.98)	2.28	3.26
Less Distributions:
Dividends (from net investment income)*	(0.36)	(0.35)	(0.27)	(0.25)	(0.03)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.36)	(0.35)	(0.27)	(0.25)	(0.03)
Net Asset Value, End of Period	$37.84	$34.28	$26.25	$28.50	$26.47
Total Return**	11.55%	32.02%	(7.08)%	8.68%	14.02%
Net Assets, End of Period (in thousands)	$21,408	$25,678	$20,936	$18,894	$19,157
Average Net Assets for the Period (in thousands)	$22,116	$22,087	$22,536	$18,803	$19,612
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.00%	1.00%	0.96%	1.04%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.99%	0.97%	0.94%	1.00%	0.98%
Ratio of Net Investment Income to Average Net Assets***	2.24%	1.24%	0.92%	0.99%	0.31%
Portfolio Turnover Rate	20%	45%	65%	43%^	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.98% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund.

See Notes to Financial Statements.

120 | MARCH 31, 2013

Class A Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period ended	Janus Research Fund
October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$31.97	$25.85	$26.30	$22.49	$19.41
Income from Investment Operations:
Net investment income/(loss)	0.15	0.10	0.19	0.09	0.02
Net gain/(loss) on investments (both realized and unrealized)	3.31	6.22	(0.47)	3.80	3.06
Total from Investment Operations	3.46	6.32	(0.28)	3.89	3.08
Less Distributions:
Dividends (from net investment income)*	(0.16)	(0.20)	(0.17)	(0.08)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.16)	(0.20)	(0.17)	(0.08)	–
Net Asset Value, End of Period	$35.27	$31.97	$25.85	$26.30	$22.49
Total Return**	10.86%	24.59%	(1.14)%	17.31%	15.87%
Net Assets, End of Period (in thousands)	$13,214	$13,144	$10,941	$1,805	$88
Average Net Assets for the Period (in thousands)	$12,793	$12,582	$6,469	$700	$24
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.02%	1.09%	0.90%	1.06%	1.24%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.02%	1.09%	0.90%	1.06%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.95%	0.35%	0.49%	0.35%	0.02%
Portfolio Turnover Rate	26%	64%	88%	69%^	83%

Class A Shares

For a share outstanding during the period
ended March 31, 2013 (unaudited), each year
or period ended September 30 and the period	Janus Triton Fund					Janus Venture Fund
ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)	2013	2012	2011(3)

Net Asset Value, Beginning of Period	$18.03	$14.84	$14.67	$11.60	$10.26	$60.33	$50.20	$60.66
Income from Investment Operations:
Net investment income/(loss)	0.05	(0.06)	(0.01)	(0.01)	0.03	(0.01)	(0.11)	0.04
Net gain/(loss) on investments (both realized and unrealized)	2.48	3.85	0.49	3.10	1.31	6.52	14.32	(10.50)
Total from Investment Operations	2.53	3.79	0.48	3.09	1.34	6.51	14.21	(10.46)
Less Distributions:
Dividends (from net investment income)*	(0.01)	–	–	(0.02)	–	–	–	–
Distributions (from capital gains)*	(0.85)	(0.60)	(0.31)	–	–	(6.65)	(4.08)	–
Total Distributions	(0.86)	(0.60)	(0.31)	(0.02)	–	(6.65)	(4.08)	–
Net Asset Value, End of Period	$19.70	$18.03	$14.84	$14.67	$11.60	$60.19	$60.33	$50.20
Total Return**	14.56%	26.04%	3.05%	26.64%	13.06%	12.15%	29.59%	(17.24)%
Net Assets, End of Period (in thousands)	$515,250	$334,176	$151,623	$40,333	$13,610	$276,355	$209,254	$349
Average Net Assets for the Period (in thousands)	$406,325	$254,283	$123,437	$23,711	$11,470	$237,945	$31,344	$217
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.11%	1.13%	1.01%	1.07%	1.43%	1.21%	1.08%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.11%(4)	1.13%(4)	1.01%(4)	1.07%(4)	1.33%(4)	1.21%	1.08%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.28%	(0.31)%	(0.26)%	(0.32)%	0.99%	(0.11)%	(0.48)%	(0.23)%
Portfolio Turnover Rate	27%	35%	42%	32%^	50%	40%	51%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from May 6, 2011 (inception date) through September 30, 2011.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.11% in 2013, 1.13% in 2012, 1.01% in 2011, 1.07% in 2010 and 1.33% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 121

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period	Janus Balanced Fund
ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$26.93	$23.15	$25.08	$23.40	$21.31
Income from Investment Operations:
Net investment income/(loss)	0.17	0.31	0.33	0.39	(0.09)
Net gain/(loss) on investments (both realized and unrealized)	1.64	4.22	(1.15)	1.61	2.25
Total from Investment Operations	1.81	4.53	(0.82)	2.00	2.16
Less Distributions and Other:
Dividends (from net investment income)*	(0.20)	(0.34)	(0.33)	(0.32)	(0.07)
Distributions (from capital gains)*	(0.81)	(0.41)	(0.78)	–	–
Return of capital	N/A	N/A	N/A	N/A	–(3)
Total Distributions and Other	(1.01)	(0.75)	(1.11)	(0.32)	(0.07)
Net Asset Value, End of Period	$27.73	$26.93	$23.15	$25.08	$23.40
Total Return**	6.95%	19.84%	(3.57)%	8.58%	10.13%
Net Assets, End of Period (in thousands)	$593,740	$538,591	$435,691	$412,414	$248,071
Average Net Assets for the Period (in thousands)	$555,615	$491,552	$463,476	$343,327	$208,912
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.70%	1.72%	1.65%	1.64%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.70%	1.72%	1.65%	1.63%	1.69%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.17%	1.13%	1.29%	1.66%	1.54%
Portfolio Turnover Rate	34%	84%	94%	76%^	158%

Class C Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period ended	Janus Contrarian Fund
October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.59	$11.12	$13.84	$11.65	$10.42
Income from Investment Operations:
Net investment income/(loss)	(0.16)	(0.36)	(0.34)	(0.10)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	3.10	2.83	(2.38)	2.29	1.28
Total from Investment Operations	2.94	2.47	(2.72)	2.19	1.23
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	–	–	–	–
Net Asset Value, End of Period	$16.53	$13.59	$11.12	$13.84	$11.65
Total Return**	21.63%	22.21%	(19.65)%	18.80%	11.80%
Net Assets, End of Period (in thousands)	$20,662	$19,148	$26,153	$63,203	$64,036
Average Net Assets for the Period (in thousands)	$19,648	$22,509	$52,601	$65,635	$67,507
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.68%	1.75%	1.62%	1.85%	2.37%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.68%	1.70%	1.62%(4)	1.85%	2.09%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.70)%	(0.29)%	(0.43)%	(0.69)%	(1.12)%
Portfolio Turnover Rate	33%	53%	130%	95%^	80%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $0.01 on a per share basis.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.60% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

122 | MARCH 31, 2013

Class C Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period ended	Janus Enterprise Fund
October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$62.98	$51.56	$51.65	$42.36	$36.63
Income from Investment Operations:
Net investment income/(loss)	(0.10)	(0.73)	(0.61)	(0.48)	(0.10)
Net gain/(loss) on investments (both realized and unrealized)	8.98	12.15	0.52	9.77	5.83
Total from Investment Operations	8.88	11.42	(0.09)	9.29	5.73
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(2.27)	–	–	–	–
Total Distributions	(2.27)	–	–	–	–
Net Asset Value, End of Period	$69.59	$62.98	$51.56	$51.65	$42.36
Total Return**	14.42%	22.15%	(0.17)%	21.93%	15.64%
Net Assets, End of Period (in thousands)	$29,255	$25,271	$21,194	$23,449	$21,706
Average Net Assets for the Period (in thousands)	$26,376	$24,529	$25,691	$22,965	$21,146
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.93%	1.96%	1.77%	1.96%	2.39%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.91%	1.92%	1.77%	1.93%	1.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.59)%	(1.13)%	(1.18)%	(1.18)%	(0.98)%
Portfolio Turnover Rate	6%	14%	19%	22%^	41%

Class C Shares

For a share outstanding during the period
ended March 31, 2013 (unaudited), each year or period ended	Janus Forty Fund
September 30 and each year ended July 31	2013	2012	2011	2010	2009(3)	2009(4)	2008

Net Asset Value, Beginning of Period	$36.40	$27.65	$29.69	$29.44	$28.27	$38.78	$33.83
Income from Investment Operations:
Net investment income/(loss)	(0.04)	(0.46)	(0.46)	(0.16)	(0.01)	(0.10)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	1.97	9.21	(1.58)	0.41	1.18	(9.16)	4.97
Total from Investment Operations	1.93	8.75	(2.04)	0.25	1.17	(9.26)	4.96
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	(1.25)	(0.01)
Return of capital	N/A	N/A	N/A	N/A	N/A	–(5)	N/A
Total Distributions and Other	–	–	–	–	–	(1.25)	(0.01)
Net Asset Value, End of Period	$38.33	$36.40	$27.65	$29.69	$29.44	$28.27	$38.78
Total Return**	5.30%	31.65%	(6.87)%	0.85%	4.14%	(22.87)%	14.65%
Net Assets, End of Period (in thousands)	$323,314	$341,806	$354,291	$612,674	$542,666	$488,278	$537,822
Average Net Assets for the Period (in thousands)	$326,653	$354,737	$548,885	$613,080	$512,462	$386,072	$320,123
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.66%	1.71%	1.77%	1.85%	1.75%	1.81%	1.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.61%	1.62%	1.77%	1.78%	1.75%	1.68%	1.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.59%	(0.34)%	(0.44)%	(1.00)%	(1.40)%	(0.87)%(6)	(0.80)%(6)
Portfolio Turnover Rate	3%	9%	51%	40%	4%^	53%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(4)	Period from August 1, 2008 through July 31, 2009.
(5)	Return of capital aggregated less than $0.01 on a per share basis.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.14% in 2008. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Growth & Core Funds | 123

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the period ended March 31, 2013 (unaudited),
each year or period ended September 30 and the period ended October 31,	Janus Fund
2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$31.32	$25.06	$26.59	$23.90	$20.86
Income from Investment Operations:
Net investment income/(loss)	(0.12)	(0.14)	(0.14)	(0.13)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	2.43	6.40	(1.39)	2.82	3.09
Total from Investment Operations	2.31	6.26	(1.53)	2.69	3.04
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	–	–	–	–
Net Asset Value, End of Period	$33.63	$31.32	$25.06	$26.59	$23.90
Total Return**	7.38%	24.98%	(5.75)%	11.26%	14.57%
Net Assets, End of Period (in thousands)	$4,453	$5,498	$4,599	$5,687	$5,443
Average Net Assets for the Period (in thousands)	$4,870	$5,620	$5,722	$5,919	$5,221
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.67%	1.69%	1.70%	1.96%	1.89%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.60%	1.64%	1.70%(3)	1.78%	1.78%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.20%	(0.29)%	(0.32)%	(0.48)%	(0.69)%
Portfolio Turnover Rate	24%	46%	90%	40%^	60%

Class C Shares

For a share outstanding during the period ended March 31, 2013	Janus Growth and
(unaudited), each year or period ended September 30 and the period ended	Income Fund(4)
October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$34.13	$26.16	$28.43	$26.42	$23.24
Income from Investment Operations:
Net investment income/(loss)	0.25	0.11	0.07	0.06	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	3.50	8.00	(2.28)	2.05	3.21
Total from Investment Operations	3.75	8.11	(2.21)	2.11	3.18
Less Distributions:
Dividends (from net investment income)*	(0.24)	(0.14)	(0.06)	(0.10)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.24)	(0.14)	(0.06)	(0.10)	–
Net Asset Value, End of Period	$37.64	$34.13	$26.16	$28.43	$26.42
Total Return**	11.07%	31.03%	(7.80)%	8.00%	13.68%
Net Assets, End of Period (in thousands)	$12,408	$11,850	$10,060	$4,824	$4,760
Average Net Assets for the Period (in thousands)	$11,664	$11,477	$9,952	$4,999	$4,673
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.83%	1.85%	1.70%	1.82%	2.08%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.78%	1.72%	1.70%	1.74%	1.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.45%	0.50%	0.17%	0.28%	(0.43)%
Portfolio Turnover Rate	20%	45%	65%	43%^	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.70% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund.

See Notes to Financial Statements.

124 | MARCH 31, 2013

Class C Shares

For a share outstanding during the period ended March 31, 2013 (unaudited),
each year or period ended September 30 and the period ended October 31,	Janus Research Fund
2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$31.45	$25.49	$26.08	$22.44	$19.41
Income from Investment Operations:
Net investment income/(loss)	0.02	(0.06)	0.09	(0.03)	0.01
Net gain/(loss) on investments (both realized and unrealized)	3.27	6.08	(0.57)	3.73	3.02
Total from Investment Operations	3.29	6.02	(0.48)	3.70	3.03
Less Distributions:
Dividends (from net investment income)*	–	(0.06)	(0.11)	(0.06)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	(0.06)	(0.11)	(0.06)	–
Net Asset Value, End of Period	$34.74	$31.45	$25.49	$26.08	$22.44
Total Return**	10.46%	23.64%	(1.89)%	16.50%	15.61%
Net Assets, End of Period (in thousands)	$2,104	$2,028	$1,127	$176	$69
Average Net Assets for the Period (in thousands)	$2,025	$1,635	$820	$133	$25
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.74%	1.82%	1.67%	1.81%	1.94%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.74%	1.82%	1.67%	1.81%	1.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.21%	(0.38)%	(0.28)%	(0.26)%	(0.47)%
Portfolio Turnover Rate	26%	64%	88%	69%^	83%

Class C Shares

For a share outstanding during the period ended
March 31, 2013 (unaudited), each year or period
ended September 30 and the period ended	Janus Triton Fund					Janus Venture Fund
October 31, 2009	2013	2012	2011	2010(1)	2009(2)	2013	2012	2011(3)

Net Asset Value, Beginning of Period	$17.65	$14.64	$14.60	$11.60	$10.26	$59.57	$49.97	$60.66
Income from Investment Operations:
Net investment income/(loss)	0.02	(0.13)	(0.06)	(0.06)	–	–	(0.14)	(0.08)
Net gain/(loss) on investments (both realized and unrealized)	2.39	3.74	0.41	3.06	1.34	6.23	13.82	(10.61)
Total from Investment Operations	2.41	3.61	0.35	3.00	1.34	6.23	13.68	(10.69)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–	–	–
Distributions (from capital gains)*	(0.85)	(0.60)	(0.31)	–	–	(6.65)	(4.08)	–
Total Distributions	(0.85)	(0.60)	(0.31)	–	–	(6.65)	(4.08)	–
Net Asset Value, End of Period	$19.21	$17.65	$14.64	$14.60	$11.60	$59.15	$59.57	$49.97
Total Return**	14.15%	25.14%	2.16%	25.86%	13.06%	11.82%	28.62%	(17.62)%
Net Assets, End of Period (in thousands)	$165,665	$117,035	$61,322	$15,778	$6,018	$1,278	$413	$36
Average Net Assets for the Period (in thousands)	$134,600	$88,869	$49,099	$9,957	$4,585	$674	$108	$15
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.88%	1.94%	1.80%	1.79%	2.19%	1.79%	1.75%	3.04%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.88%(4)	1.94%(4)	1.80%(4)	1.79%(4)	2.07%(4)	1.79%	1.75%	2.11%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.45)%	(1.12)%	(1.05)%	(1.03)%	(0.02)%	(0.92)%	(1.11)%	(1.47)%
Portfolio Turnover Rate	27%	35%	42%	32%^	50%	40%	51%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from May 6, 2011 (inception date) through September 30, 2011.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.88% in 2013, 1.94% in 2012, 1.80% in 2011, 1.78% in 2010 and 2.07% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 125

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the
period ended March 31, 2013
(unaudited) and each year or period	Janus Balanced Fund				Janus Contrarian Fund
ended September 30	2013	2012	2011	2010(1)	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$27.03	$23.19	$25.10	$24.09	$13.98	$11.32	$14.01	$12.96
Income from Investment Operations:
Net investment income/(loss)	0.29	0.56	0.56	0.41	0.03	0.12	0.01	0.05
Net gain/(loss) on investments (both realized and unrealized)	1.66	4.23	(1.15)	1.03	3.07	2.54	(2.66)	1.00
Total from Investment Operations	1.95	4.79	(0.59)	1.44	3.10	2.66	(2.65)	1.05
Less Distributions:
Dividends (from net investment income)*	(0.32)	(0.54)	(0.54)	(0.43)	(0.15)	–	(0.04)	–
Distributions (from capital gains)*	(0.81)	(0.41)	(0.78)	–	–	–	–	–
Total Distributions	(1.13)	(0.95)	(1.32)	(0.43)	(0.15)	–	(0.04)	–
Net Asset Value, End of Period	$27.85	$27.03	$23.19	$25.10	$16.93	$13.98	$11.32	$14.01
Total Return**	7.47%	21.03%	(2.69)%	6.04%	22.32%	23.51%	(18.96)%	8.10%
Net Assets, End of Period (in thousands)	$1,219,278	$1,157,251	$962,089	$983,757	$1,862,942	$1,599,671	$1,476,010	$2,134,011
Average Net Assets for the Period (in thousands)	$1,167,414	$1,089,153	$1,039,223	$960,754	$1,705,648	$1,613,932	$2,012,506	$2,113,716
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.73%	0.72%	0.72%	0.73%	0.66%	0.66%	0.69%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.73%	0.72%	0.72%	0.73%	0.66%	0.66%	0.69%(2)	0.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.14%	2.13%	2.22%	2.72%	0.33%	0.75%	0.55%	0.52%
Portfolio Turnover Rate	34%	84%	94%	76%^	33%	53%	130%	95%^

Class D Shares

For a share outstanding during the
period ended March 31, 2013
(unaudited) and each year or period	Janus Enterprise Fund				Janus Fund
ended September 30	2013	2012	2011	2010(1)	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$65.07	$52.71	$52.30	$45.90	$31.89	$25.43	$26.83	$25.24
Income from Investment Operations:
Net investment income/(loss)	0.15	(0.05)	0.05	0.06	0.18	0.18	0.17	0.10
Net gain/(loss) on investments (both realized and unrealized)	9.42	12.41	0.36	6.34	2.32	6.45	(1.46)	1.49
Total from Investment Operations	9.57	12.36	0.41	6.40	2.50	6.63	(1.29)	1.59
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	(0.27)	(0.17)	(0.11)	–
Distributions (from capital gains)*	(2.27)	–	–	–	–	–	–	–
Total Distributions	(2.27)	–	–	–	(0.27)	(0.17)	(0.11)	–
Net Asset Value, End of Period	$72.37	$65.07	$52.71	$52.30	$34.12	$31.89	$25.43	$26.83
Total Return**	15.03%	23.45%	0.78%	13.94%	7.91%	26.18%	(4.86)%	6.30%
Net Assets, End of Period (in thousands)	$1,024,128	$914,181	$788,063	$814,176	$4,944,065	$4,785,902	$4,119,798	$4,706,894
Average Net Assets for the Period (in thousands)	$952,256	$897,574	$910,089	$774,796	$4,763,983	$4,622,266	$4,895,030	$4,678,358
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.86%	0.86%	0.83%	0.88%	0.69%	0.68%	0.77%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.86%	0.86%	0.83%	0.88%	0.69%	0.68%	0.77%(3)	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.46%	(0.08)%	(0.23)%	(0.08)%	1.11%	0.69%	0.60%	0.61%
Portfolio Turnover Rate	6%	14%	19%	22%^	24%	46%	90%	40%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.67% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.77% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

126 | MARCH 31, 2013

Class D Shares

For a share outstanding during the
period ended March 31, 2013	Janus Growth and
(unaudited) and each year or	Income Fund(1)				Janus Research Fund
period ended September 30	2013	2012	2011	2010(2)	2013	2012	2011	2010(2)

Net Asset Value, Beginning of Period	$34.29	$26.25	$28.50	$27.37	$32.19	$25.97	$26.35	$23.74
Income from Investment Operations:
Net investment income/(loss)	0.43	0.41	0.31	0.27	0.20	0.17	0.18	0.13
Net gain/(loss) on investments (both realized and unrealized)	3.52	8.02	(2.24)	1.11	3.32	6.25	(0.41)	2.48
Total from Investment Operations	3.95	8.43	(1.93)	1.38	3.52	6.42	(0.23)	2.61
Less Distributions:
Dividends (from net investment income)*	(0.40)	(0.39)	(0.32)	(0.25)	(0.25)	(0.20)	(0.15)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–	–
Total Distributions	(0.40)	(0.39)	(0.32)	(0.25)	(0.25)	(0.20)	(0.15)	–
Net Asset Value, End of Period	$37.84	$34.29	$26.25	$28.50	$35.46	$32.19	$25.97	$26.35
Total Return**	11.63%	32.23%	(6.93)%	5.09%	11.01%	24.83%	(0.95)%	10.99%
Net Assets, End of Period (in thousands)	$2,269,257	$2,125,471	$1,757,879	$1,783,138	$2,006,950	$1,878,272	$1,616,618	$1,753,887
Average Net Assets for the Period (in thousands)	$2,134,678	$2,046,072	$2,045,514	$1,787,046	$1,902,757	$1,825,046	$1,896,215	$1,700,352
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.80%	0.80%	0.80%	0.83%	0.75%	0.86%	0.77%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.80%	0.80%	0.80%	0.83%	0.75%	0.86%	0.76%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.44%	1.42%	1.06%	1.56%	1.21%	0.58%	0.58%	0.83%
Portfolio Turnover Rate	20%	45%	65%	43%^	26%	64%	88%	69%^

Class D Shares

For a share outstanding during the
period ended March 31, 2013
(unaudited) and each year or period	Janus Triton Fund				Janus Twenty Fund
ended September 30	2013	2012	2011	2010(2)	2013	2012	2011	2010(2)

Net Asset Value, Beginning of Period	$18.14	$14.88	$14.69	$12.38	$62.64	$55.85	$60.37	$59.05
Income from Investment Operations:
Net investment income/(loss)	0.06	(0.03)	0.01	0.01	0.29	0.29	0.27	0.12
Net gain/(loss) on investments (both realized and unrealized)	2.51	3.89	0.49	2.30	2.81	15.77	(4.56)	1.20
Total from Investment Operations	2.57	3.86	0.50	2.31	3.10	16.06	(4.29)	1.32
Less Distributions:
Dividends (from net investment income)*	(0.05)	–	–	–	(0.52)	(0.11)	(0.23)	–
Distributions (from capital gains)*	(0.85)	(0.60)	(0.31)	–	–	(9.16)	–	–
Total Distributions	(0.90)	(0.60)	(0.31)	–	(0.52)	(9.27)	(0.23)	–
Net Asset Value, End of Period	$19.81	$18.14	$14.88	$14.69	$65.22	$62.64	$55.85	$60.37
Total Return**	14.70%	26.45%	3.19%	18.66%	4.99%	32.63%	(7.16)%(3)	2.24%
Net Assets, End of Period (in thousands)	$724,664	$608,824	$454,229	$226,862	$5,111,186	$5,080,754	$4,132,242	$4,904,660
Average Net Assets for the Period (in thousands)	$644,665	$572,683	$429,320	$192,780	$5,004,532	$4,792,688	$5,018,914	$4,970,013
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.84%	0.84%	0.82%	0.83%	0.67%	0.70%	0.81%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.84%(4)	0.84%(4)	0.82%(4)	0.83%(4)	0.67%	0.70%	0.81%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.65%	(0.01)%	(0.06)%	(0.19)%	0.91%	0.50%	0.45%	0.31%
Portfolio Turnover Rate	27%	35%	42%	32%^	4%	12%	56%	35%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund.
(2)	Period from February 16, 2010 (inception date) through September 30, 2010.
(3)	Total return reflects a non-recurring litigation settlement from Enron Corp. This resulted in an increase to the total return of 0.29% for the year ended September 30, 2011.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.84% in 2013, 0.84% in 2012, 0.82% in 2011 and 0.83% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 127

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended March 31, 2013 (unaudited)	Janus Venture Fund
and each year or period ended September 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$60.63	$50.30	$47.12	$41.61
Income from Investment Operations:
Net investment income/(loss)	0.09	(0.20)	(0.01)	0.03
Net gain on investments (both realized and unrealized)	6.56	14.61	3.19	5.48
Total from Investment Operations	6.65	14.41	3.18	5.51
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	(6.65)	(4.08)	–	–
Total Distributions	(6.65)	(4.08)	–	–
Net Asset Value, End of Period	$60.63	$60.63	$50.30	$47.12
Total Return**	12.34%	29.95%	6.75%	13.24%
Net Assets, End of Period (in thousands)	$1,144,643	$1,052,828	$846,012	$842,433
Average Net Assets for the Period (in thousands)	$1,060,538	$997,625	$966,040	$823,838
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.84%	0.83%	0.85%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.84%	0.83%	0.85%(2)	0.87%(2)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.29%	(0.11)%	(0.20)%	(0.39)%
Portfolio Turnover Rate	40%	51%	54%	58%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.84% in 2011 and 0.85% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

128 | MARCH 31, 2013

Class I Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the	Janus Balanced Fund
period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$27.02	$23.19	$25.09	$23.43	$21.31
Income from Investment Operations:
Net investment income/(loss)	0.14	0.57	0.53	0.62	0.04
Net gain/(loss) on investments (both realized and unrealized)	1.82	4.22	(1.09)	1.60	2.20
Total from Investment Operations	1.96	4.79	(0.56)	2.22	2.24
Less Distributions and Other:
Dividends (from net investment income)*	(0.32)	(0.55)	(0.56)	(0.56)	(0.12)
Distributions (from capital gains)*	(0.81)	(0.41)	(0.78)	–	–
Return of capital	N/A	N/A	N/A	N/A	–(3)
Total Distributions and Other	(1.13)	(0.96)	(1.34)	(0.56)	(0.12)
Net Asset Value, End of Period	$27.85	$27.02	$23.19	$25.09	$23.43
Total Return**	7.50%	21.02%	(2.56)%	9.57%	10.50%
Net Assets, End of Period (in thousands)	$835,275	$1,990,129	$1,631,889	$304,168	$104,063
Average Net Assets for the Period (in thousands)	$1,407,646	$1,846,745	$530,094	$223,843	$56,942
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.72%	0.69%	0.62%	0.65%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.72%	0.69%	0.62%	0.65%	0.62%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.21%	2.16%	2.32%	2.67%	2.57%
Portfolio Turnover Rate	34%	84%	94%	76%^	158%

Class I Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period	Janus Contrarian Fund
ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.98	$11.33	$14.01	$11.70	$10.42
Income from Investment Operations:
Net investment income/(loss)	0.06	0.12	(0.01)	0.05	–
Net gain/(loss) on investments (both realized and unrealized)	3.05	2.53	(2.61)	2.28	1.28
Total from Investment Operations	3.11	2.65	(2.62)	2.33	1.28
Less Distributions:
Dividends (from net investment income)*	(0.16)	–	(0.06)	(0.02)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.16)	–	(0.06)	(0.02)	–
Net Asset Value, End of Period	$16.93	$13.98	$11.33	$14.01	$11.70
Total Return**	22.38%	23.39%	(18.80)%	19.90%	12.28%
Net Assets, End of Period (in thousands)	$80,357	$44,907	$58,036	$126,187	$57,734
Average Net Assets for the Period (in thousands)	$54,833	$51,304	$115,103	$94,317	$27,329
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.50%	0.62%	0.65%	0.74%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.50%	0.62%	0.65%(4)	0.74%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.51%	0.80%	0.54%	0.42%	(0.13)%
Portfolio Turnover Rate	33%	53%	130%	95%^	80%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $0.01 on a per share basis.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.63% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 129

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period	Janus Enterprise Fund
ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$65.32	$52.86	$52.39	$42.51	$36.63
Income from Investment Operations:
Net investment income	0.18	0.05	0.16	0.11	0.05
Net gain/(loss) on investments (both realized and unrealized)	9.47	12.41	0.31	9.77	5.83
Total from Investment Operations	9.65	12.46	0.47	9.88	5.88
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(2.27)	–	–	–	–
Total Distributions	(2.27)	–	–	–	–
Net Asset Value, End of Period	$72.70	$65.32	$52.86	$52.39	$42.51
Total Return**	15.09%	23.57%	0.90%	23.24%	16.05%
Net Assets, End of Period (in thousands)	$419,558	$367,419	$344,500	$417,965	$416,272
Average Net Assets for the Period (in thousands)	$381,606	$373,454	$464,985	$487,246	$395,409
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.76%	0.75%	0.72%	0.81%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.76%	0.75%	0.72%	0.74%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.57%	0.01%	(0.13)%	(0.01)%	0.16%
Portfolio Turnover Rate	6%	14%	19%	22%^	41%

Class I Shares

For a share outstanding during the period ended
March 31, 2013 (unaudited), each year or period	Janus Forty Fund
ended September 30 and each year ended July 31	2013	2012	2011	2010	2009(3)	2009(4)	2008

Net Asset Value, Beginning of Period	$38.72	$29.35	$31.19	$30.61	$29.34	$39.79	$34.48
Income from Investment Operations:
Net investment income	0.37	0.36	0.41	–	0.02	0.09	0.12
Net gain/(loss) on investments (both realized and unrealized)	1.89	9.26	(2.25)	0.58	1.25	(9.29)	5.35
Total from Investment Operations	2.26	9.62	(1.84)	0.58	1.27	(9.20)	5.47
Less Distributions and Other:
Dividends (from net investment income)*	(0.25)	(0.25)	–	–	–	–	(0.15)
Distributions (from capital gains)*	–	–	–	–	–	(1.25)	(0.01)
Return of capital	N/A	N/A	N/A	N/A	N/A	–(5)	N/A
Total Distributions and Other	(0.25)	(0.25)	–	–	–	(1.25)	(0.16)
Net Asset Value, End of Period	$40.73	$38.72	$29.35	$31.19	$30.61	$29.34	$39.79
Total Return**	5.88%	33.00%	(5.90)%	1.89%	4.33%	(22.11)%	15.84%
Net Assets, End of Period (in thousands)	$1,014,395	$1,033,018	$951,430	$1,891,800	$771,852	$688,074	$783,030
Average Net Assets for the Period (in thousands)	$1,015,457	$989,708	$1,591,680	$1,607,834	$723,953	$512,019	$364,025
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.56%	0.60%	0.74%	0.77%	0.67%	0.67%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.56%	0.60%	0.74%	0.77%	0.67%	0.67%	0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.64%	0.70%	0.57%	(0.03)%	(0.31)%	0.15%(6)	0.22%(6)
Portfolio Turnover Rate	3%	9%	51%	40%	4%^	53%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(4)	Period from August 1, 2008 through July 31, 2009.
(5)	Return of capital aggregated less than $0.01 on a per share basis.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.14% in 2008. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

130 | MARCH 31, 2013

Class I Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period	Janus Fund
ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$31.91	$25.44	$26.87	$23.96	$20.86
Income from Investment Operations:
Net investment income	0.20	0.21	0.17	0.12	0.02
Net gain/(loss) on investments (both realized and unrealized)	2.30	6.45	(1.45)	2.82	3.08
Total from Investment Operations	2.50	6.66	(1.28)	2.94	3.10
Less Distributions:
Dividends (from net investment income)*	(0.29)	(0.19)	(0.15)	(0.03)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.29)	(0.19)	(0.15)	(0.03)	–
Net Asset Value, End of Period	$34.12	$31.91	$25.44	$26.87	$23.96
Total Return**	7.88%	26.30%	(4.83)%	12.28%	14.86%
Net Assets, End of Period (in thousands)	$134,266	$143,353	$147,597	$135,877	$25,857
Average Net Assets for the Period (in thousands)	$135,449	$156,600	$159,134	$93,710	$18,996
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.65%	0.63%	0.72%	0.86%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.64%	0.63%	0.72%(3)	0.80%	0.71%
Ratio of Net Investment Income to Average Net Assets***	1.17%	0.73%	0.67%	0.67%	0.31%
Portfolio Turnover Rate	24%	46%	90%	40%^	60%

Class I Shares

For a share outstanding during the period ended March 31, 2013	Janus Growth and
(unaudited), each year or period ended September 30 and the period ended	Income Fund(4)
October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$34.29	$26.25	$28.50	$26.48	$23.24
Income from Investment Operations:
Net investment income	0.45	0.46	0.35	0.36	0.04
Net gain/(loss) on investments (both realized and unrealized)	3.52	7.99	(2.26)	2.01	3.24
Total from Investment Operations	3.97	8.45	(1.91)	2.37	3.28
Less Distributions:
Dividends (from net investment income)*	(0.41)	(0.41)	(0.34)	(0.35)	(0.04)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.41)	(0.41)	(0.34)	(0.35)	(0.04)
Net Asset Value, End of Period	$37.85	$34.29	$26.25	$28.50	$26.48
Total Return**	11.69%	32.31%	(6.85)%	9.00%	14.12%
Net Assets, End of Period (in thousands)	$24,860	$23,999	$23,016	$65,031	$6,761
Average Net Assets for the Period (in thousands)	$23,413	$25,945	$57,356	$44,786	$2,059
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.77%	0.76%	0.71%	0.72%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.73%	0.72%	0.70%	0.72%	0.67%
Ratio of Net Investment Income to Average Net Assets***	2.51%	1.48%	1.18%	1.49%	0.42%
Portfolio Turnover Rate	20%	45%	65%	43%^	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.72% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund.

See Notes to Financial Statements.

Janus Growth & Core Funds | 131

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period	Janus Research Fund
ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$32.18	$25.97	$26.38	$22.50	$19.41
Income from Investment Operations:
Net investment income/(loss)	0.21	0.21	0.19	0.18	–
Net gain/(loss) on investments (both realized and unrealized)	3.32	6.23	(0.41)	3.78	3.09
Total from Investment Operations	3.53	6.44	(0.22)	3.96	3.09
Less Distributions:
Dividends (from net investment income)*	(0.28)	(0.23)	(0.19)	(0.08)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.28)	(0.23)	(0.19)	(0.08)	–
Net Asset Value, End of Period	$35.43	$32.18	$25.97	$26.38	$22.50
Total Return**	11.06%	24.95%	(0.92)%	17.63%	15.92%
Net Assets, End of Period (in thousands)	$136,322	$101,806	$91,170	$72,225	$6,821
Average Net Assets for the Period (in thousands)	$118,982	$109,409	$88,419	$42,421	$794
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.68%	0.78%	0.67%	0.79%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.68%	0.78%	0.67%	0.78%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.22%	0.67%	0.69%	0.86%	(0.57)%
Portfolio Turnover Rate	26%	64%	88%	69%^	83%

Class I Shares

For a share outstanding during the period
ended March 31, 2013 (unaudited), each year
or period ended September 30 and the period	Janus Triton Fund					Janus Venture Fund
ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)	2013	2012	2011(3)

Net Asset Value, Beginning of Period	$18.21	$14.93	$14.72	$11.63	$10.26	$60.61	$50.25	$60.66
Income from Investment Operations:
Net investment income/(loss)	0.07	(0.03)	0.01	0.04	0.01	0.08	(0.14)	0.02
Net gain/(loss) on investments (both realized and unrealized)	2.52	3.91	0.51	3.09	1.36	6.59	14.58	(10.43)
Total from Investment Operations	2.59	3.88	0.52	3.13	1.37	6.67	14.44	(10.41)
Less Distributions:
Dividends (from net investment income)*	(0.07)	–	–	(0.04)	–	–	–	–
Distributions (from capital gains)*	(0.85)	(0.60)	(0.31)	–	–	(6.65)	(4.08)	–
Total Distributions	(0.92)	(0.60)	(0.31)	(0.04)	–	(6.65)	(4.08)	–
Net Asset Value, End of Period	$19.88	$18.21	$14.93	$14.72	$11.63	$60.63	$60.61	$50.25
Total Return**	14.75%	26.50%	3.32%	26.96%	13.35%	12.37%	30.04%	(17.16)%
Net Assets, End of Period (in thousands)	$1,219,930	$807,407	$299,600	$74,640	$4,377	$89,097	$29,810	$1,557
Average Net Assets for the Period (in thousands)	$981,672	$590,777	$221,851	$23,645	$1,277	$50,276	$21,852	$388
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.76%	0.79%	0.75%	0.71%	1.01%	0.75%	0.72%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.76%(4)	0.79%(4)	0.75%(4)	0.71%(4)	0.97%(4)	0.75%	0.72%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.63%	0.04%	0.01%	0.01%	0.73%	(0.02)%	(0.03)%	(0.08)%
Portfolio Turnover Rate	27%	35%	42%	32%^	50%	40%	51%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from May 6, 2011 (inception date) through September 30, 2011.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.76% in 2013, 0.79% in 2012, 0.75% in 2011, 0.71% in 2010 and 0.97% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

132 | MARCH 31, 2013

Class N Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and the	Janus Balanced Fund		Janus Enterprise Fund
period ended September 30, 2012	2013	2012(1)	2013	2012(2)

Net Asset Value, Beginning of Period	$27.01	$25.46	$65.32	$61.87
Income from Investment Operations:
Net investment income	0.49	0.17	0.16	0.01
Net gain on investments (both realized and unrealized)	1.47	1.67	9.51	3.44
Total from Investment Operations	1.96	1.84	9.67	3.45
Less Distributions:
Dividends (from net investment income)*	(0.34)	(0.29)	–	–
Distributions (from capital gains)*	(0.81)	–	(2.27)	–
Total Distributions	(1.15)	(0.29)	(2.27)	–
Net Asset Value, End of Period	$27.82	$27.01	$72.72	$65.32
Total Return**	7.52%	7.25%	15.12%	5.58%
Net Assets, End of Period (in thousands)	$1,361,012	$7,610	$8,832	$2,354
Average Net Assets for the Period (in thousands)	$662,469	$483	$7,058	$254
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.59%	0.82%	0.69%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.59%	0.77%	0.69%	0.92%
Ratio of Net Investment Income to Average Net Assets***	2.15%	2.98%	0.56%	0.37%
Portfolio Turnover Rate	34%	84%	6%	14%

Class N Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and the	Janus Forty Fund		Janus Fund
period ended September 30, 2012	2013	2012(1)	2013	2012(1)

Net Asset Value, Beginning of Period	$38.73	$35.26	$31.92	$29.54
Income from Investment Operations:
Net investment income	0.19	0.02	0.16	0.04
Net gain on investments (both realized and unrealized)	2.09	3.45	2.36	2.34
Total from Investment Operations	2.28	3.47	2.52	2.38
Less Distributions:
Dividends (from net investment income)*	(0.29)	–	(0.34)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.29)	–	(0.34)	–
Net Asset Value, End of Period	$40.72	$38.73	$34.10	$31.92
Total Return**	5.91%	9.84%	7.97%	8.06%
Net Assets, End of Period (in thousands)	$29,190	$1,347	$346,060	$24,587
Average Net Assets for the Period (in thousands)	$18,243	$176	$296,042	$17,258
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.46%	0.52%	0.52%	0.55%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.46%	0.52%	0.52%	0.55%
Ratio of Net Investment Income to Average Net Assets***	1.61%	1.43%	1.49%	0.91%
Portfolio Turnover Rate	3%	9%	24%	46%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.
(2)	Period from July 12, 2012 (inception date) through September 30, 2012.

See Notes to Financial Statements.

Janus Growth & Core Funds | 133

Financial Highlights  (continued)

Class N Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and the	Janus Research Fund		Janus Triton Fund
period ended September 30, 2012	2013	2012(1)	2013	2012(1)

Net Asset Value, Beginning of Period	$32.19	$29.83	$18.22	$17.42
Income from Investment Operations:
Net investment income/(loss)	0.24	0.06	0.08	(0.02)
Net gain on investments (both realized and unrealized)	3.31	2.30	2.51	0.82
Total from Investment Operations	3.55	2.36	2.59	0.80
Less Distributions:
Dividends (from net investment income)*	(0.33)	–	(0.08)	–
Distributions (from capital gains)*	–	–	(0.85)	–
Total Distributions	(0.33)	–	(0.93)	–
Net Asset Value, End of Period	$35.41	$32.19	$19.88	$18.22
Total Return**	11.11%	7.91%	14.78%	4.59%
Net Assets, End of Period (in thousands)	$35,064	$43,412	$98,589	$54,877
Average Net Assets for the Period (in thousands)	$52,428	$33,804	$70,583	$23,040
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.57%	0.56%	0.68%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.57%	0.56%	0.68%(2)	0.72%(2)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.30%	0.81%	0.62%	(0.09)%
Portfolio Turnover Rate	26%	64%	27%	35%

Class N Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and the period ended	Janus Venture Fund
September 30, 2012	2013	2012(1)

Net Asset Value, Beginning of Period	$60.62	$56.72
Income from Investment Operations:
Net investment income/(loss)	0.10	(0.02)
Net gain on investments (both realized and unrealized)	6.60	3.92
Total from Investment Operations	6.70	3.90
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	(6.65)	–
Total Distributions	(6.65)	–
Net Asset Value, End of Period	$60.67	$60.62
Total Return**	12.43%	6.88%
Net Assets, End of Period (in thousands)	$5,795	$3,807
Average Net Assets for the Period (in thousands)	$4,762	$266
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.69%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.69%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.40%	(0.58)%
Portfolio Turnover Rate	40%	51%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.
(2)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.68% in 2013 and 0.72% in 2012 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

134 | MARCH 31, 2013

Class R Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period	Janus Balanced Fund
ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$26.95	$23.15	$25.08	$23.41	$21.31
Income from Investment Operations:
Net investment income/(loss)	0.22	0.41	0.41	0.47	(0.06)
Net gain/(loss) on investments (both realized and unrealized)	1.64	4.22	(1.15)	1.60	2.24
Total from Investment Operations	1.86	4.63	(0.74)	2.07	2.18
Less Distributions and Other:
Dividends (from net investment income)*	(0.25)	(0.42)	(0.41)	(0.40)	(0.08)
Distributions (from capital gains)*	(0.81)	(0.41)	(0.78)	–	–
Return of capital	N/A	N/A	N/A	N/A	–(3)
Total Distributions and Other	(1.06)	(0.83)	(1.19)	(0.40)	(0.08)
Net Asset Value, End of Period	$27.75	$26.95	$23.15	$25.08	$23.41
Total Return**	7.12%	20.32%	(3.28)%	8.90%	10.25%
Net Assets, End of Period (in thousands)	$265,037	$235,356	$156,098	$120,585	$49,678
Average Net Assets for the Period (in thousands)	$247,183	$202,808	$150,156	$83,466	$39,380
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.33%	1.33%	1.33%	1.34%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.33%	1.33%	1.33%	1.34%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.54%	1.51%	1.62%	1.96%	1.88%
Portfolio Turnover Rate	34%	84%	94%	76%^	158%

Class R Shares

For a share outstanding during the period ended March 31, 2013 (unaudited),
each year or period ended September 30 and the period ended October 31,	Janus Contrarian Fund
2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.76	$11.21	$13.91	$11.67	$10.42
Income from Investment Operations:
Net investment income/(loss)	(0.09)	(0.07)	(0.11)	(0.02)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	3.11	2.62	(2.59)	2.26	1.28
Total from Investment Operations	3.02	2.55	(2.70)	2.24	1.25
Less Distributions:
Dividends (from net investment income)*	(0.01)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.01)	–	–	–	–
Net Asset Value, End of Period	$16.77	$13.76	$11.21	$13.91	$11.67
Total Return**	21.93%	22.75%	(19.41)%	19.19%	12.00%
Net Assets, End of Period (in thousands)	$1,738	$1,877	$2,506	$3,905	$2,549
Average Net Assets for the Period (in thousands)	$1,775	$2,053	$3,679	$3,256	$2,682
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.22%	1.24%	1.30%	1.43%	1.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.22%	1.24%	1.30%(4)	1.43%	1.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.25)%	0.15%	(0.07)%	(0.30)%	(0.68)%
Portfolio Turnover Rate	33%	53%	130%	95%^	80%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $0.01 on a per share basis.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.28% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 135

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period ended	Janus Enterprise Fund
October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$63.83	$52.01	$51.93	$42.41	$36.63
Income from Investment Operations:
Net investment income/(loss)	(0.04)	(0.65)	(0.34)	(0.24)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	9.22	12.47	0.42	9.76	5.83
Total from Investment Operations	9.18	11.82	0.08	9.52	5.78
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(2.27)	–	–	–	–
Total Distributions	(2.27)	–	–	–	–
Net Asset Value, End of Period	$70.74	$63.83	$52.01	$51.93	$42.41
Total Return**	14.70%	22.73%	0.15%	22.45%	15.78%
Net Assets, End of Period (in thousands)	$53,031	$48,109	$49,505	$51,998	$43,798
Average Net Assets for the Period (in thousands)	$49,568	$53,330	$59,371	$48,548	$41,524
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.44%	1.44%	1.43%	1.47%	1.57%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.44%	1.44%	1.43%	1.47%	1.55%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.11)%	(0.67)%	(0.83)%	(0.72)%	(0.58)%
Portfolio Turnover Rate	6%	14%	19%	22%^	41%

Class R Shares

For a share outstanding during the period ended
March 31, 2013 (unaudited), each year or period ended	Janus Forty Fund
September 30 and each fiscal year ended July 31	2013	2012	2011	2010	2009(3)	2009(4)	2008

Net Asset Value, Beginning of Period	$37.14	$28.14	$30.11	$29.76	$28.56	$39.07	$33.99
Income from Investment Operations:
Net investment income/(loss)	0.14	(0.08)	(0.06)	(0.04)	–	(0.02)	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	1.91	9.11	(1.91)	0.39	1.20	(9.24)	5.11
Total from Investment Operations	2.05	9.03	(1.97)	0.35	1.20	(9.26)	5.09
Less Distributions and Other:
Dividends (from net investment income)*	–	(0.03)	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	(1.25)	(0.01)
Return of capital	N/A	N/A	N/A	N/A	N/A	–(5)	N/A
Total Distributions and Other	–	(0.03)	–	–	–	(1.25)	(0.01)
Net Asset Value, End of Period	$39.19	$37.14	$28.14	$30.11	$29.76	$28.56	$39.07
Total Return**	5.52%	32.12%	(6.54)%	1.18%	4.20%	(22.69)%	14.96%
Net Assets, End of Period (in thousands)	$161,567	$181,124	$188,830	$241,690	$159,146	$144,400	$101,590
Average Net Assets for the Period (in thousands)	$166,030	$189,329	$247,138	$203,710	$151,006	$98,570	$53,811
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.20%	1.27%	1.42%	1.46%	1.41%	1.41%	1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.20%	1.27%	1.42%	1.46%	1.41%	1.41%	1.39%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.01%	0.01%	(0.09)%	(0.66)%	(1.05)%	(0.58)%(6)	(0.53)%(6)
Portfolio Turnover Rate	3%	9%	51%	40%	4%^	53%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(4)	Period from August 1, 2008 through July 31, 2009.
(5)	Return of capital aggregated less than $0.01 on a per share basis.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.15% in 2008. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

136 | MARCH 31, 2013

Class R Shares

For a share outstanding during the period ended March 31, 2013 (unaudited),
each year or period ended September 30 and the period ended October 31,	Janus Fund
2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$31.54	$25.22	$26.68	$23.91	$20.86
Income from Investment Operations:
Net investment income/(loss)	0.09	(0.04)	0.01	(0.02)	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	2.29	6.44	(1.47)	2.79	3.07
Total from Investment Operations	2.38	6.40	(1.46)	2.77	3.05
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.08)	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.02)	(0.08)	–	–	–
Net Asset Value, End of Period	$33.90	$31.54	$25.22	$26.68	$23.91
Total Return**	7.55%	25.44%	(5.47)%	11.59%	14.62%
Net Assets, End of Period (in thousands)	$2,722	$2,427	$2,175	$1,299	$781
Average Net Assets for the Period (in thousands)	$2,538	$2,600	$1,644	$1,097	$776
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.28%	1.29%	1.37%	1.47%	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.28%	1.29%	1.37%(3)	1.47%	1.44%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.50%	0.07%	0.00%	(0.10)%	(0.34)%
Portfolio Turnover Rate	24%	46%	90%	40%^	60%

Class R Shares

For a share outstanding during the period ended March 31, 2013 (unaudited),	Janus Growth and
each year or period ended September 30 and the period ended October 31,	Income Fund(4)
2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$34.22	$26.22	$28.48	$26.45	$23.24
Income from Investment Operations:
Net investment income/(loss)	0.32	0.22	0.12	0.15	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	3.52	8.00	(2.23)	2.03	3.23
Total from Investment Operations	3.84	8.22	(2.11)	2.18	3.22
Less Distributions:
Dividends (from net investment income)*	(0.30)	(0.22)	(0.15)	(0.15)	(0.01)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.30)	(0.22)	(0.15)	(0.15)	(0.01)
Net Asset Value, End of Period	$37.76	$34.22	$26.22	$28.48	$26.45
Total Return**	11.32%	31.42%	(7.49)%	8.27%	13.83%
Net Assets, End of Period (in thousands)	$2,448	$2,382	$1,931	$2,000	$1,789
Average Net Assets for the Period (in thousands)	$2,337	$2,355	$2,691	$2,026	$1,853
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.39%	1.40%	1.39%	1.44%	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.39%	1.40%	1.39%	1.43%	1.44%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.85%	0.82%	0.46%	0.58%	(0.14)%
Portfolio Turnover Rate	20%	45%	65%	43%^	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.37% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund.

See Notes to Financial Statements.

Janus Growth & Core Funds | 137

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period ended	Janus Triton Fund
October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$17.91	$14.78	$14.68	$11.64	$10.26
Income from Investment Operations:
Net investment income/(loss)	0.04	(0.05)	(0.04)	(0.04)	0.01
Net gain on investments (both realized and unrealized)	2.44	3.78	0.45	3.08	1.37
Total from Investment Operations	2.48	3.73	0.41	3.04	1.38
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(0.85)	(0.60)	(0.31)	–	–
Total Distributions	(0.85)	(0.60)	(0.31)	–	–
Net Asset Value, End of Period	$19.54	$17.91	$14.78	$14.68	$11.64
Total Return**	14.33%	25.73%	2.57%	26.12%	13.45%
Net Assets, End of Period (in thousands)	$76,832	$43,169	$16,032	$4,373	$1,167
Average Net Assets for the Period (in thousands)	$56,954	$27,890	$13,079	$2,304	$983
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.43%	1.45%	1.43%	1.46%	1.81%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.43%(3)	1.45%(3)	1.43%(3)	1.45%(3)	1.80%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.12)%	(0.62)%	(0.69)%	(0.72)%	0.21%
Portfolio Turnover Rate	27%	35%	42%	32%^	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.43% in 2013, 1.45% in 2012, 1.43% in 2011, 1.45% in 2010 and 1.80% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

138 | MARCH 31, 2013

Class S Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period	Janus Balanced Fund
ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$27.01	$23.19	$25.11	$23.42	$21.31
Income from Investment Operations:
Net investment income/(loss)	0.25	0.47	0.47	0.51	(0.06)
Net gain/(loss) on investments (both realized and unrealized)	1.65	4.23	(1.15)	1.62	2.26
Total from Investment Operations	1.90	4.70	(0.68)	2.13	2.20
Less Distributions and Other:
Dividends (from net investment income)*	(0.28)	(0.47)	(0.46)	(0.44)	(0.09)
Distributions (from capital gains)*	(0.81)	(0.41)	(0.78)	–	–
Return of capital	N/A	N/A	N/A	N/A	–(3)
Total Distributions and Other	(1.09)	(0.88)	(1.24)	(0.44)	(0.09)
Net Asset Value, End of Period	$27.82	$27.01	$23.19	$25.11	$23.42
Total Return**	7.26%	20.60%	(3.03)%	9.17%	10.33%
Net Assets, End of Period (in thousands)	$822,194	$789,572	$614,608	$618,469	$502,602
Average Net Assets for the Period (in thousands)	$790,388	$722,713	$664,970	$583,340	$480,565
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.08%	1.08%	1.08%	1.09%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.08%	1.08%	1.08%	1.09%	1.09%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.79%	1.77%	1.86%	2.20%	2.15%
Portfolio Turnover Rate	34%	84%	94%	76%^	158%

Class S Shares

For a share outstanding during the period ended March 31, 2013 (unaudited),
each year or period ended September 30 and the period ended October 31,	Janus Contrarian Fund
2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.87	$11.27	$13.96	$11.68	$10.42
Income from Investment Operations:
Net investment income/(loss)	(0.07)	0.04	(0.11)	0.01	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	3.14	2.56	(2.58)	2.27	1.28
Total from Investment Operations	3.07	2.60	(2.69)	2.28	1.26
Less Distributions:
Dividends (from net investment income)*	(0.03)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.03)	–	–	–	–
Net Asset Value, End of Period	$16.91	$13.87	$11.27	$13.96	$11.68
Total Return**	22.16%	23.07%	(19.27)%	19.52%	12.09%
Net Assets, End of Period (in thousands)	$1,743	$2,598	$2,662	$7,021	$4,493
Average Net Assets for the Period (in thousands)	$1,885	$2,688	$5,556	$7,644	$4,551
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.98%	1.00%	1.06%	1.18%	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.96%	0.99%	1.06%(4)	1.18%	1.40%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.01%	0.42%	0.11%	(0.02)%	(0.46)%
Portfolio Turnover Rate	33%	53%	130%	95%^	80%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $0.01 on a per share basis.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.03% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 139

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period	Janus Enterprise Fund
ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$64.36	$52.31	$52.09	$42.45	$36.63
Income from Investment Operations:
Net investment income/(loss)	0.06	(0.33)	(0.20)	(0.15)	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	9.29	12.38	0.42	9.79	5.84
Total from Investment Operations	9.35	12.05	0.22	9.64	5.82
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(2.27)	–	–	–	–
Total Distributions	(2.27)	–	–	–	–
Net Asset Value, End of Period	$71.44	$64.36	$52.31	$52.09	$42.45
Total Return**	14.85%	23.04%	0.42%	22.71%	15.89%
Net Assets, End of Period (in thousands)	$220,032	$196,402	$186,891	$213,550	$218,354
Average Net Assets for the Period (in thousands)	$202,920	$192,030	$226,170	$213,868	$215,750
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.18%	1.19%	1.18%	1.22%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.17%	1.19%	1.18%	1.22%	1.30%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.17%	(0.41)%	(0.58)%	(0.48)%	(0.34)%
Portfolio Turnover Rate	6%	14%	19%	22%^	41%

Class S Shares

For a share outstanding during the period
ended March 31, 2013 (unaudited), each year
or period ended September 30 and each fiscal	Janus Forty Fund
year ended July 31	2013	2012	2011	2010	2009(3)	2009(4)	2008

Net Asset Value, Beginning of Period	$37.89	$28.68	$30.60	$30.17	$28.94	$39.47	$34.27
Income from Investment Operations:
Net investment income/(loss)	0.27	0.09	0.06	(0.02)	–	(0.01)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	1.89	9.20	(1.98)	0.45	1.23	(9.27)	5.24
Total from Investment Operations	2.16	9.29	(1.92)	0.43	1.23	(9.28)	5.23
Less Distributions and Other:
Dividends (from net investment income)*	(0.10)	(0.08)	–	–	–	–	(0.02)
Distributions (from capital gains)*	–	–	–	–	–	(1.25)	(0.01)
Return of capital	N/A	N/A	N/A	N/A	N/A	–(5)	N/A
Total Distributions and Other	(0.10)	(0.08)	–	–	–	(1.25)	(0.03)
Net Asset Value, End of Period	$39.95	$37.89	$28.68	$30.60	$30.17	$28.94	$39.47
Total Return**	5.70%	32.47%	(6.27)%	1.43%	4.25%	(22.51)%	15.24%
Net Assets, End of Period (in thousands)	$1,577,740	$1,692,436	$1,904,767	$2,994,743	$2,878,790	$2,821,241	$3,910,499
Average Net Assets for the Period (in thousands)	$1,635,174	$1,831,407	$2,870,863	$2,964,526	$2,835,097	$2,383,060	$3,535,839
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.95%	1.02%	1.17%	1.20%	1.16%	1.15%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.85%	1.00%	1.17%	1.20%	1.16%	1.15%	1.14%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.36%	0.28%	0.16%	(0.42)%	(0.80)%	(0.34)%(6)	(0.21)%(6)
Portfolio Turnover Rate	3%	9%	51%	40%	4%^	53%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(4)	Period from August 1, 2008 through July 31, 2009.
(5)	Return of capital aggregated less than $0.01 on a per share basis.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.10% in 2008. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

140 | MARCH 31, 2013

Class S Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the period ended	Janus Fund
October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$31.84	$25.35	$26.77	$23.95	$20.86
Income from Investment Operations:
Net investment income	0.15	0.09	0.06	0.01	–
Net gain/(loss) on investments (both realized and unrealized)	2.30	6.44	(1.46)	2.81	3.09
Total from Investment Operations	2.45	6.53	(1.40)	2.82	3.09
Less Distributions:
Dividends (from net investment income)*	(0.08)	(0.04)	(0.02)	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.08)	(0.04)	(0.02)	–	–
Net Asset Value, End of Period	$34.21	$31.84	$25.35	$26.77	$23.95
Total Return**	7.72%	25.79%	(5.25)%	11.77%	14.81%
Net Assets, End of Period (in thousands)	$41,353	$43,993	$60,817	$76,034	$84,350
Average Net Assets for the Period (in thousands)	$41,773	$54,961	$76,115	$79,758	$85,637
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.01%	1.03%	1.14%	1.25%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.95%	1.02%	1.14%(3)	1.25%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.84%	0.32%	0.23%	0.04%	(0.08)%
Portfolio Turnover Rate	24%	46%	90%	40%^	60%

Class S Shares

For a share outstanding during the period ended March 31, 2013	Janus Growth and
(unaudited), each year or period ended September 30 and the period ended	Income Fund(4)
October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$34.29	$26.26	$28.51	$26.46	$23.24
Income from Investment Operations:
Net investment income	0.38	0.32	0.21	0.22	0.01
Net gain/(loss) on investments (both realized and unrealized)	3.52	8.00	(2.25)	2.03	3.23
Total from Investment Operations	3.90	8.32	(2.04)	2.25	3.24
Less Distributions:
Dividends (from net investment income)*	(0.35)	(0.29)	(0.21)	(0.20)	(0.02)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.35)	(0.29)	(0.21)	(0.20)	(0.02)
Net Asset Value, End of Period	$37.84	$34.29	$26.26	$28.51	$26.46
Total Return**	11.45%	31.76%	(7.26)%	8.52%	13.94%
Net Assets, End of Period (in thousands)	$38,208	$37,945	$46,970	$58,402	$66,211
Average Net Assets for the Period (in thousands)	$37,426	$46,185	$62,132	$63,457	$66,895
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.14%	1.13%	1.15%	1.18%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.13%	1.13%	1.15%	1.18%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.11%	1.06%	0.71%	0.81%	0.10%
Portfolio Turnover Rate	20%	45%	65%	43%^	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.14% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund.

See Notes to Financial Statements.

Janus Growth & Core Funds | 141

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the period ended March 31, 2013 (unaudited),
each year or period ended September 30 and the period ended October 31,	Janus Research Fund
2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$31.88	$25.82	$26.21	$22.46	$19.41
Income from Investment Operations:
Net investment income/(loss)	0.17	0.06	0.02	0.13	–
Net gain/(loss) on investments (both realized and unrealized)	3.27	6.21	(0.36)	3.70	3.05
Total from Investment Operations	3.44	6.27	(0.34)	3.83	3.05
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.21)	(0.05)	(0.08)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.15)	(0.21)	(0.05)	(0.08)	–
Net Asset Value, End of Period	$35.17	$31.88	$25.82	$26.21	$22.46
Total Return**	10.82%	24.41%	(1.32)%	17.06%	15.71%
Net Assets, End of Period (in thousands)	$735	$538	$416	$13	$11
Average Net Assets for the Period (in thousands)	$642	$511	$145	$17	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.08%	1.20%	1.10%	1.25%	1.66%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.07%	1.20%	1.10%	1.25%	1.47%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.87%	0.24%	0.31%	0.38%	(0.24)%
Portfolio Turnover Rate	26%	64%	88%	69%^	83%

Class S Shares

For a share outstanding during the period ended
March 31, 2013 (unaudited), each year or period
ended September 30 and the period ended	Janus Triton Fund					Janus Venture Fund
October 31, 2009	2013	2012	2011	2010(1)	2009(2)	2013	2012	2011(3)

Net Asset Value, Beginning of Period	$17.96	$14.79	$14.65	$11.60	$10.26	$60.26	$50.16	$60.66
Income from Investment Operations:
Net investment income/(loss)	0.05	(0.04)	–	(0.03)	0.01	(0.01)	(0.08)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	2.47	3.81	0.45	3.10	1.33	6.49	14.26	(10.49)
Total from Investment Operations	2.52	3.77	0.45	3.07	1.34	6.48	14.18	(10.50)
Less Distributions:
Dividends (from net investment income)*	(0.02)	–	–	(0.02)	–	–	–	–
Distributions (from capital gains)*	(0.85)	(0.60)	(0.31)	–	–	(6.65)	(4.08)	–
Total Distributions	(0.87)	(0.60)	(0.31)	(0.02)	–	(6.65)	(4.08)	–
Net Asset Value, End of Period	$19.61	$17.96	$14.79	$14.65	$11.60	$60.09	$60.26	$50.16
Total Return**	14.54%	25.99%	2.85%	26.45%	13.06%	12.12%	29.55%	(17.31)%
Net Assets, End of Period (in thousands)	$213,366	$115,486	$30,983	$6,444	$3,845	$1,085	$189	$8
Average Net Assets for the Period (in thousands)	$163,913	$76,974	$20,684	$5,740	$2,245	$665	$37	$9
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.17%	1.20%	1.18%	1.23%	1.61%	1.28%	1.20%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.17%(4)	1.20%(4)	1.18%(4)	1.23%(4)	1.57%(4)	1.28%	1.18%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.21%	(0.37)%	(0.43)%	(0.48)%	0.70%	(0.48)%	(0.53)%	(0.59)%
Portfolio Turnover Rate	27%	35%	42%	32%^	50%	40%	51%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from May 6, 2011 (inception date) through September 30, 2011.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.17% in 2013, 1.20% in 2012, 1.18% in 2011, 1.23% in 2010 and 1.57% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

142 | MARCH 31, 2013

Class T Shares

For a share outstanding during the period
ended March 31, 2013 (unaudited), each year
or period ended September 30 and each year	Janus Balanced Fund
ended October 31	2013	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$27.02	$23.19	$25.10	$23.42	$20.58	$27.00	$24.07
Income from Investment Operations:
Net investment income/(loss)	0.28	0.54	0.51	0.58	0.36	0.59	0.59
Net gain/(loss) on investments (both realized and unrealized)	1.66	4.22	(1.13)	1.61	3.80	(5.58)	2.91
Total from Investment Operations	1.94	4.76	(0.62)	2.19	4.16	(4.99)	3.50
Less Distributions and Other:
Dividends (from net investment income)*	(0.31)	(0.52)	(0.51)	(0.51)	(0.74)	(0.59)	(0.57)
Distributions (from capital gains)*	(0.81)	(0.41)	(0.78)	–	(0.58)	(0.84)	–
Return of capital	N/A	N/A	N/A	N/A	–(2)	N/A	N/A
Total Distributions and Other	(1.12)	(0.93)	(1.29)	(0.51)	(1.32)	(1.43)	(0.57)
Net Asset Value, End of Period	$27.84	$27.02	$23.19	$25.10	$23.42	$20.58	$27.00
Total Return**	7.43%	20.88%	(2.78)%	9.43%	21.56%	(19.34)%	14.73%
Net Assets, End of Period (in thousands)	$3,744,927	$3,548,410	$3,066,279	$2,957,642	$3,438,753	$2,361,537	$2,786,455
Average Net Assets for the Period (in thousands)	$3,586,531	$3,387,942	$3,227,273	$3,136,111	$2,749,762	$2,733,572	$2,593,935
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.83%	0.83%	0.83%	0.82%	0.82%	0.79%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.82%	0.83%	0.83%	0.82%	0.82%	0.79%	0.79%
Ratio of Net Investment Income to Average Net Assets***	2.05%	2.02%	2.11%	2.43%	2.72%	2.42%	2.34%
Portfolio Turnover Rate	34%	84%	94%	76%^	158%	109%	60%

Class T Shares

For a share outstanding during the period ended
March 31, 2013 (unaudited), each year or period
ended September 30 and each year ended	Janus Contrarian Fund
October 31	2013	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$13.96	$11.31	$14.00	$11.69	$10.90	$21.19	$17.44
Income from Investment Operations:
Net investment income/(loss)	0.03	0.09	(0.04)	–	–	0.07	0.06
Net gain/(loss) on investments (both realized and unrealized)	3.06	2.56	(2.62)	2.32	1.22	(9.40)	5.71
Total from Investment Operations	3.09	2.65	(2.66)	2.32	1.22	(9.33)	5.77
Less Distributions and Other:
Dividends (from net investment income)*	(0.13)	–	(0.03)	(0.01)	(0.05)	(0.08)	(0.21)
Distributions (from capital gains)*	–	–	–	–	(0.37)	(0.88)	(1.81)
Return of capital	N/A	N/A	N/A	N/A	(0.01)	N/A	N/A
Total Distributions and Other	(0.13)	–	(0.03)	(0.01)	(0.43)	(0.96)	(2.02)
Net Asset Value, End of Period	$16.92	$13.96	$11.31	$14.00	$11.69	$10.90	$21.19
Total Return**	22.27%	23.43%	(19.04)%	19.81%	12.35%	(46.02)%	36.17%
Net Assets, End of Period (in thousands)	$936,874	$769,713	$849,035	$1,701,378	$3,655,102	$3,927,985	$8,452,208
Average Net Assets for the Period (in thousands)	$829,101	$838,592	$1,474,114	$2,454,799	$3,398,196	$7,251,667	$6,378,807
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.74%	0.75%	0.81%	0.91%	1.01%	1.01%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.72%	0.74%	0.81%(3)	0.91%	1.00%(3)	1.00%	0.96%
Ratio of Net Investment Income to Average Net Assets***	0.27%	0.67%	0.40%	0.16%	0.02%	0.43%	0.38%
Portfolio Turnover Rate	33%	53%	130%	95%^	80%	52%	28%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Return of capital aggregated less than $0.01 on a per share basis.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.78% in 2011 and 0.98% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 143

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the period ended
March 31, 2013 (unaudited), each year or period
ended September 30 and each year ended	Janus Enterprise Fund
October 31	2013	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$64.92	$52.63	$52.27	$42.50	$35.71	$59.39	$45.65
Income from Investment Operations:
Net investment income/(loss)	0.14	(0.12)	(0.03)	(0.04)	(0.01)	0.05	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	9.38	12.41	0.39	9.81	6.80	(23.73)	13.75
Total from Investment Operations	9.52	12.29	0.36	9.77	6.79	(23.68)	13.74
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–	–
Distributions (from capital gains)*	(2.27)	–	–	–	–	–	–
Total Distributions	(2.27)	–	–	–	–	–	–
Net Asset Value, End of Period	$72.17	$64.92	$52.63	$52.27	$42.50	$35.71	$59.39
Total Return**	14.98%	23.35%	0.69%	22.99%	19.01%	(39.87)%	30.10%
Net Assets, End of Period (in thousands)	$955,707	$826,846	$723,261	$816,087	$1,521,578	$1,397,516	$2,233,224
Average Net Assets for the Period (in thousands)	$873,302	$814,223	$900,476	$1,074,011	$1,335,838	$2,025,505	$1,926,163
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.94%	0.94%	0.93%	0.95%	0.99%	0.92%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%	0.94%	0.93%	0.95%	0.98%	0.92%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.40%	(0.16)%	(0.34)%	(0.23)%	(0.09)%	0.04%	(0.04)%
Portfolio Turnover Rate	6%	14%	19%	22%^	41%	69%	32%

Class T Shares

For a share outstanding during the period ended March 31, 2013
(unaudited), each year or period ended September 30 and the	Janus Forty Fund
period ended July 31, 2009	2013	2012	2011	2010	2009(2)	2009(3)

Net Asset Value, Beginning of Period	$38.02	$28.83	$30.69	$30.18	$28.95	$25.87
Income from Investment Operations:
Net investment income/(loss)	0.28	0.17	0.15	0.02	(0.09)	0.09
Net gain/(loss) on investments (both realized and unrealized)	1.91	9.23	(2.01)	0.49	1.32	2.99
Total from Investment Operations	2.19	9.40	(1.86)	0.51	1.23	3.08
Less Distributions:
Dividends (from net investment income)*	(0.22)	(0.21)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.22)	(0.21)	–	–	–	–
Net Asset Value, End of Period	$39.99	$38.02	$28.83	$30.69	$30.18	$28.95
Total Return**	5.77%	32.79%	(6.06)%	1.69%	4.25%	11.91%
Net Assets, End of Period (in thousands)	$56,308	$53,755	$31,178	$29,048	$375	$1
Average Net Assets for the Period (in thousands)	$54,351	$41,299	$38,574	$10,232	$76	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.71%	0.76%	0.92%	1.02%	0.95%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.71%	0.75%	0.92%	1.02%	0.95%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.47%	0.54%	0.40%	(0.11)%	(0.80)%	1.38%(4)
Portfolio Turnover Rate	3%	9%	51%	40%	4%^	53%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(3)	Period from July 6, 2009 (inception date) through July 31, 2009.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.21% for the fiscal period ended July 31, 2009. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

144 | MARCH 31, 2013

Class T Shares

For a share outstanding during the period
ended March 31, 2013 (unaudited), each
year or period ended September 30 and	Janus Fund
each year ended October 31	2013	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$31.90	$25.42	$26.82	$23.95	$20.35	$33.66	$27.43
Income from Investment Operations:
Net investment income	0.25	0.18	0.16	0.09	0.11	0.18	0.16
Net gain/(loss) on investments (both realized and unrealized)	2.24	6.43	(1.50)	2.80	3.76	(13.33)	6.17
Total from Investment Operations	2.49	6.61	(1.34)	2.89	3.87	(13.15)	6.33
Less Distributions:
Dividends (from net investment income)*	(0.19)	(0.13)	(0.06)	(0.02)	(0.27)	(0.16)	(0.10)
Distributions (from capital gains)*	–	–	–	–	–	–	–
Total Distributions	(0.19)	(0.13)	(0.06)	(0.02)	(0.27)	(0.16)	(0.10)
Net Asset Value, End of Period	$34.20	$31.90	$25.42	$26.82	$23.95	$20.35	$33.66
Total Return**	7.86%	26.07%	(5.01)%	12.06%	19.35%	(39.24)%	23.12%
Net Assets, End of Period (in thousands)	$1,558,784	$1,987,992	$2,032,008	$2,800,369	$8,100,358	$7,528,294	$13,038,747
Average Net Assets for the Period (in thousands)	$1,591,311	$2,149,222	$2,583,683	$5,138,181	$7,312,389	$10,973,577	$11,816,878
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.78%	0.78%	0.89%	0.94%	0.89%	0.88%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.75%	0.78%	0.89%(2)	0.94%	0.88%	0.87%	0.87%
Ratio of Net Investment Income to Average Net Assets***	1.00%	0.58%	0.48%	0.21%	0.49%	0.60%	0.52%
Portfolio Turnover Rate	24%	46%	90%	40%^	60%	95%	32%

Class T Shares

For a share outstanding during the period
ended March 31, 2013 (unaudited), each year	Janus Growth and
or period ended September 30 and each year	Income Fund(3)
ended October 31	2013	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$34.28	$26.25	$28.50	$26.47	$21.90	$44.20	$37.36
Income from Investment Operations:
Net investment income	0.42	0.38	0.28	0.28	0.28	0.38	0.63
Net gain/(loss) on investments (both realized and unrealized)	3.52	8.01	(2.25)	2.03	4.56	(17.92)	6.86
Total from Investment Operations	3.94	8.39	(1.97)	2.31	4.84	(17.54)	7.49
Less Distributions:
Dividends (from net investment income)*	(0.39)	(0.36)	(0.28)	(0.28)	(0.27)	(0.49)	(0.65)
Distributions (from capital gains)*	–	–	–	–	–	(4.27)	–
Total Distributions	(0.39)	(0.36)	(0.28)	(0.28)	(0.27)	(4.76)	(0.65)
Net Asset Value, End of Period	$37.83	$34.28	$26.25	$28.50	$26.47	$21.90	$44.20
Total Return**	11.59%	32.07%	(7.03)%	8.79%	22.32%	(43.79)%	20.22%
Net Assets, End of Period (in thousands)	$1,366,002	$1,330,261	$1,253,824	$1,615,457	$3,622,998	$3,345,701	$7,107,894
Average Net Assets for the Period (in thousands)	$1,311,826	$1,352,274	$1,639,387	$2,383,198	$3,231,514	$5,463,501	$6,738,311
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.89%	0.90%	0.90%	0.90%	0.90%	0.87%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.87%	0.90%	0.90%	0.90%	0.89%	0.86%	0.86%
Ratio of Net Investment Income to Average Net Assets***	2.37%	1.31%	0.96%	0.90%	1.22%	1.17%	1.98%
Portfolio Turnover Rate	20%	45%	65%	43%^	40%	76%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.89% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(3)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund.

See Notes to Financial Statements.

Janus Growth & Core Funds | 145

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the period
ended March 31, 2013 (unaudited), each year
or period ended September 30 and each year	Janus Research Fund
ended October 31	2013	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$32.17	$25.94	$26.33	$22.49	$18.25	$32.09	$24.19
Income from Investment Operations:
Net investment income/(loss)	0.21	0.16	0.16	0.15	0.17	0.05	0.03
Net gain/(loss) on investments (both realized and unrealized)	3.30	6.23	(0.42)	3.75	4.23	(13.86)	7.89
Total from Investment Operations	3.51	6.39	(0.26)	3.90	4.40	(13.81)	7.92
Less Distributions:
Dividends (from net investment income)*	(0.22)	(0.16)	(0.13)	(0.06)	(0.16)	(0.03)	(0.02)
Distributions (from capital gains)*	–	–	–	–	–	–	–
Total Distributions	(0.22)	(0.16)	(0.13)	(0.06)	(0.16)	(0.03)	(0.02)
Net Asset Value, End of Period	$35.46	$32.17	$25.94	$26.33	$22.49	$18.25	$32.09
Total Return**	10.95%	24.74%	(1.04)%	17.36%	24.29%	(43.08)%	32.76%
Net Assets, End of Period (in thousands)	$1,335,368	$1,349,917	$1,213,477	$1,354,695	$2,890,078	$2,590,521	$5,006,239
Average Net Assets for the Period (in thousands)	$1,312,875	$1,339,538	$1,465,454	$1,881,088	$2,505,457	$4,097,719	$4,266,701
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.82%	0.95%	0.87%	1.02%	1.02%	1.06%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.81%	0.95%	0.87%	1.02%	1.01%	1.05%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.16%	0.49%	0.48%	0.44%	0.59%	0.24%	0.11%
Portfolio Turnover Rate	26%	64%	88%	69%^	83%	102%	72%

Class T Shares

For a share outstanding during the period ended
March 31, 2013 (unaudited), each year or period
ended September 30 and each year ended	Janus Triton Fund
October 31	2013	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$18.09	$14.85	$14.68	$11.60	$8.89	$17.13	$13.09
Income from Investment Operations:
Net investment income/(loss)	0.06	(0.04)	–	0.01	0.01	0.02	–
Net gain/(loss) on investments (both realized and unrealized)	2.50	3.88	0.48	3.09	2.70	(6.36)	4.22
Total from Investment Operations	2.56	3.84	0.48	3.10	2.71	(6.34)	4.22
Less Distributions and Other:
Dividends (from net investment income)*	(0.04)	–	–	(0.02)	–(2)	–	–
Distributions (from capital gains)*	(0.85)	(0.60)	(0.31)	–	–	(1.90)	(0.18)
Return of capital	N/A	N/A	N/A	N/A	N/A	–(3)	N/A
Total Distributions and Other	(0.89)	(0.60)	(0.31)	(0.02)	–	(1.90)	(0.18)
Net Asset Value, End of Period	$19.76	$18.09	$14.85	$14.68	$11.60	$8.89	$17.13
Total Return**	14.65%	26.37%	3.05%	26.74%	30.55%	(41.05)%	32.57%
Net Assets, End of Period (in thousands)	$1,819,001	$1,389,123	$830,444	$431,352	$315,350	$122,852	$151,888
Average Net Assets for the Period (in thousands)	$1,533,364	$1,179,102	$846,328	$313,740	$193,298	$143,209	$120,057
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.93%	0.94%	0.93%	0.96%	1.18%	1.20%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%(4)	0.94%(4)	0.93%(4)	0.96%(4)	1.17%(4)	1.20%(4)	1.11%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.53%	(0.11)%	(0.17)%	(0.14)%	0.06%	(0.23)%	(0.28)%
Portfolio Turnover Rate	27%	35%	42%	32%^	50%	88%	93%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Dividends (from net investment income) aggregated less than $0.01 on a per share basis.
(3)	Return of capital aggregated less than $0.01 on a per share basis.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.92% in 2013, 0.94% in 2012, 0.93% in 2011, 0.96% in 2010, 1.17% in 2009 and 1.16% in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

146 | MARCH 31, 2013

Class T Shares

For a share outstanding during the period
ended March 31, 2013 (unaudited), each
year or period ended September 30 and	Janus Twenty Fund
each year ended October 31	2013	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$62.57	$55.81	$60.33	$57.00	$46.29	$74.70	$52.93
Income from Investment Operations:
Net investment income/(loss)	0.26	0.24	0.16	(0.12)	0.06	0.01	0.15
Net gain/(loss) on investments (both realized and unrealized)	2.80	15.72	(4.53)	3.45	10.66	(28.27)	21.94
Total from Investment Operations	3.06	15.96	(4.37)	3.33	10.72	(28.26)	22.09
Less Distributions and Other:
Dividends (from net investment income)*	(0.43)	(0.04)	(0.15)	–	–	(0.15)	(0.32)
Distributions (from capital gains)*	–	(9.16)	–	–	–	–	–
Return of capital	N/A	N/A	N/A	N/A	(0.01)	N/A	N/A
Total Distributions and Other	(0.43)	(9.20)	(0.15)	–	(0.01)	(0.15)	(0.32)
Net Asset Value, End of Period	$65.20	$62.57	$55.81	$60.33	$57.00	$46.29	$74.70
Total Return**	4.93%	32.43%	(7.28)%(2)	5.84%	23.16%	(37.91)%	41.95%
Net Assets, End of Period (in thousands)	$3,412,330	$3,460,637	$2,985,145	$3,850,699	$9,016,257	$7,671,239	$12,769,465
Average Net Assets for the Period (in thousands)	$3,379,575	$3,326,880	$3,792,727	$5,792,097	$7,846,950	$11,801,120	$10,355,207
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.77%	0.81%	0.93%	0.91%	0.86%	0.85%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.75%	0.81%	0.93%	0.91%	0.86%	0.84%	0.88%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.83%	0.39%	0.33%	(0.14)%	(0.10)%	(0.07)%(4)	0.22%
Portfolio Turnover Rate	4%	12%	56%	35%^	32%	42%	20%

Class T Shares

For a share outstanding during the period ended
March 31, 2013 (unaudited), each year or period
ended September 30 and each year ended	Janus Venture Fund
October 31	2013	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$60.43	$50.21	$47.08	$38.68	$29.82	$79.09	$65.75
Income from Investment Operations:
Net investment income/(loss)	0.12	(0.11)	(0.06)	(0.13)	–	0.07	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	6.47	14.41	3.19	8.53	8.86	(34.87)	20.85
Total from Investment Operations	6.59	14.30	3.13	8.40	8.86	(34.80)	20.83
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–	–
Distributions (from capital gains)*	(6.65)	(4.08)	–	–	–	(14.47)	(7.49)
Return of capital	N/A	N/A	N/A	N/A	N/A	–(5)	N/A
Total Distributions and Other	(6.65)	(4.08)	–	–	–	(14.47)	(7.49)
Net Asset Value, End of Period	$60.37	$60.43	$50.21	$47.08	$38.68	$29.82	$79.09
Total Return**	12.27%	29.77%	6.65%	21.72%	29.71%	(52.62)%	34.68%
Net Assets, End of Period (in thousands)	$686,065	$498,625	$219,453	$206,712	$921,384	$760,880	$1,764,166
Average Net Assets for the Period (in thousands)	$561,939	$345,919	$239,806	$458,457	$776,334	$1,268,992	$1,549,495
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.94%	0.95%	0.96%	0.92%	0.93%	0.90%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.93%	0.94%	0.96%(6)	0.92%(6)	0.93%(6)	0.90%(6)	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.14%	(0.23)%	(0.31)%	(0.47)%	(0.48)%	(0.46)%	(0.49)%
Portfolio Turnover Rate	40%	51%	54%	58%^	40%	31%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Total return reflects a non-recurring litigation settlement from Enron Corp. This resulted in an increase to the total return of 0.28% for the year ended September 30, 2011.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.86% in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.09%. The adjustment had no impact on total net assets or total return of the class.
(5)	Return of capital aggregated less than $0.01 on a per share basis.
(6)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.95% in 2011, 0.90% in 2010, 0.91% in 2009 and 0.89% in 2008 without the inclusion of dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 147

Notes to Schedules of Investments and Other Information (unaudited)

Balanced Index	A hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500® Index (55%) and the Barclays U.S. Aggregate Bond Index (45%). Prior to 7/2/09, the index was calculated using the Barclays U.S. Government/Credit Bond Index instead of the Barclays U.S. Aggregate Bond Index.

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Core Growth Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Growth Index	Measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2500TMGrowth Index	Measures the performance of those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

PLC	Public Limited Company

REIT	Real Estate Investment Trust

ULC	Unlimited Liability Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.

148 | MARCH 31, 2013

°°  Schedule of Fair Valued Securities (as of March 31, 2013)

		Value as a %
	Value	of Net Assets

Janus Balanced Fund
Colony American Homes Holdings III L.P. – Private Placement	$61,628,705	0.6%

Janus Contrarian Fund
Colony American Homes Holdings III L.P. – Private Placement	$13,771,577	0.5%

Janus Enterprise Fund
Workday, Inc. – Private Placement	$31,754,592	1.1%

Janus Forty Fund
Anheuser-Busch InBev N.V. – VVPR Strip	$1,940	0.0%

Janus Fund
Colony American Homes Holdings III L.P. – Private Placement	$63,440,528	0.8%

Janus Growth and Income Fund
Colony American Homes Holdings III L.P. – Private Placement	$24,027,576	0.6%

Janus Twenty Fund
Anheuser-Busch InBev N.V. – VVPR Strip	$3,616	0.0%

Janus Venture Fund
Digital Domain – Private Placement	$0	0.0%

Securities are valued at “fair value” pursuant to procedures adopted by the Funds’ Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models. Securities are restricted as to resale and may not have a readily available market.

§ Schedule of Restricted and Illiquid Securities (as of March 31, 2013)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Balanced Fund
Colony American Homes Holdings III L.P. – Private Placement	1/30/13	$61,628,705	$61,628,705	0.6%

Janus Contrarian Fund
Colony American Homes Holdings III L.P. – Private Placement	1/30/13	$13,771,577	$13,771,577	0.5%

Janus Enterprise Fund
Workday, Inc. – Private Placement	10/13/11	$7,191,561	$31,754,592	1.1%

Janus Fund
Colony American Homes Holdings III L.P. – Private Placement	1/30/13	$63,440,528	$63,440,528	0.8%

Janus Growth and Income Fund
Colony American Homes Holdings III L.P. – Private Placement	1/30/13	$24,027,576	$24,027,576	0.6%

Janus Venture Fund
Digital Domain – Private Placement	7/26/07	$7,291,119	$0	0.0%

The Funds have registration rights for certain restricted securities held as of March 31, 2013. The issuer incurs all registration costs.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2013 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Balanced Fund	$601,161,441	6.3%
Janus Growth and Income Fund	11,018,750	0.3%

Janus Growth & Core Funds | 149

Notes to Schedules of Investments and Other Information (unaudited) (continued)

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended March 31, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 3/31/13

Janus Contrarian Fund
St. Joe Co.*	251,616	$5,263,164	4,008	$216,058	$(120,480)	$–	$195,119,689

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 3/31/13

Janus Triton Fund
Blackbaud, Inc.	1,088,986	$25,003,645	–	$–	$–	$678,244	$91,876,526
DTS, Inc.*	90,240	1,775,572	–	–	–	–	20,218,904
Endologix, Inc.*	1,149,425	17,014,150	–	–	–	–	51,251,686
Euronet Worldwide, Inc.*	469,109	10,818,981	–	–	–	–	66,791,023
GrafTech International, Ltd.*	5,244,358	46,708,629	–	–	–	–	71,255,278
HEICO Corp. – Class A	202,392	6,461,209	–	–	–	4,445,309	69,834,059
Measurement Specialties, Inc.*	34,271	1,198,174	–	–	–	–	35,952,398
Monro Muffler Brake, Inc.(1)	737,352	25,049,511	232,365	7,650,734	1,189,185	–	N/A
National CineMedia, Inc.	305,944	4,508,411	–	–	–	859,424	61,644,160
Polypore International, Inc.*	1,335,411	51,621,025	232,951	10,560,591	(376,410)	–	114,921,309
RealD, Inc.*	228,134	2,188,078	41,800	755,263	(214,788)	–	38,022,556

		$192,347,385		$18,966,588	$597,987	$5,982,977	$621,767,899

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 3/31/13

Janus Venture Fund
Envestnet, Inc.*	623,814	$8,936,944	–	$–	$–	$–	$30,303,927
ExamWorks Group, Inc.*,(1)	459,185	6,408,190	98,617	1,627,701	98,979	–	N/A
Gordmans Stores, Inc.*	25,365	374,027	–	–	–	–	12,304,552
Heritage-Crystal Clean, Inc.*	39,165	675,672	–	–	–	–	17,975,946
Resources Connection, Inc.	836,505	10,240,457	340,827	4,404,393	(328,177)	–	26,814,462
Rush Enterprises, Inc. – Class B*,(1)	2,822	45,351	622,808	8,360,214	4,542,778	–	N/A
Standard Parking Corp.*,(1)	9,553	218,507	–	–	–	–	N/A

		$26,899,148		$14,392,308	$4,313,580	$–	$87,398,887

(1)	Company was no longer an affiliate as of March 31, 2013.

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of March 31, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Balanced Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$146,755,769	$–

Bank Loans	–	26,294,619	–

Common Stock
Agricultural Chemicals	–	50,810,371	–
Medical – Drugs	458,634,236	69,234,801	–
Real Estate Management/Services	–	–	61,628,705
All Other	4,870,488,177	–	–

Corporate Bonds	–	2,386,280,807	–

Mortgage-Backed Securities	–	693,715,218	–

Preferred Stock	–	25,353,056	–

U.S. Treasury Notes/Bonds	–	629,555,143	–

Money Market	–	181,836,532	–

Total Investments in Securities	$5,329,122,413	$4,209,836,316	$61,628,705

150 | MARCH 31, 2013

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Contrarian Fund
Common Stock
Oil Companies – Integrated	$–	$63,093,052	$–
Real Estate Management/Services	–	–	13,771,577
Wireless Equipment	180,542,381	71,421,626	–
All Other	2,588,975,646	–	–

Total Investments in Securities	$2,769,518,027	$134,514,678	$13,771,577

Investments in Securities:
Janus Enterprise Fund
Common Stock
Airlines	$–	$41,819,357	$–
Media	–	31,754,592	–
Telecommunication Equipment	–	13,188,455	–
All Other	2,523,626,480	–	–

Money Market	–	186,368,923	–

Total Investments in Securities	$2,523,626,480	$273,131,327	$–

Investments in Securities:
Janus Forty Fund
Common Stock
Brewery	$–	$1,940	$–
All Other	3,524,267,217	–	–

Money Market	–	58,219,000	–

Total Investments in Securities	$3,524,267,217	$58,220,940	$–

Investments in Securities:
Janus Fund
Common Stock
Medical – Drugs	$364,429,540	$37,262,912	$–
Real Estate Management/Services	–	–	63,440,528
All Other	7,618,602,382	–	–

Money Market	–	252,713,923	–

Total Investments in Securities	$7,983,031,922	$289,976,835	$63,440,528

Investments in Securities:
Janus Growth and Income Fund
Common Stock
Agricultural Chemicals	$–	$24,414,800	$–
Gas – Distribution	–	20,303,500	–
Medical – Drugs	248,056,656	21,348,548	–
Real Estate Management/Services	–	–	24,027,576
All Other	3,088,434,912	–	–

Corporate Bonds	–	195,113,304	–

Preferred Stock	–	41,403,318	–

Money Market	–	66,728,000	–

Total Investments in Securities	$3,336,491,568	$369,311,470	$24,027,576

Investments in Securities:
Janus Research Fund
Common Stock	$3,531,306,780	$–	$–

Total Investments in Securities	$3,531,306,780	$–	$–

Investments in Securities:
Janus Triton Fund
Common Stock	$4,535,966,954	$–	$–

Money Market	–	296,919,240	–

Total Investments in Securities	$4,535,966,954	$296,919,240	$–

Janus Growth & Core Funds | 151

Notes to Schedules of Investments and Other Information (unaudited) (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Twenty Fund
Common Stock
Brewery	$–	$3,616	$–
All Other	7,983,384,264	–	–

Money Market	–	537,295,620	–

Total Investments in Securities	$7,983,384,264	$537,299,236	$–

Investments in Securities:
Janus Venture Fund
Common Stock
Diversified Operations	$–	$–	$0
All Other	2,081,272,957	–	–

Money Market	–	112,252,935	–

Total Investments in Securities	$2,081,272,957	$112,252,935	$0

Investments in Purchased Options:
Janus Contrarian Fund	$–	$30,698,269	$–

Other Financial Instruments(a):
Janus Balanced Fund	$–	$(1,446,875)	$–
Janus Contrarian Fund	885,000	(11,315,669)	–
Janus Enterprise Fund	–	367,606	–
Janus Forty Fund	–	(323,565)	–
Janus Fund	–	631,535	–
Janus Growth and Income Fund	–	(1,166,381)	–
Janus Twenty Fund	–	(528,318)	–

(a)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from each Fund at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, swap agreements, and/or securities with extended settlement dates as of March 31, 2013 is noted below.

Fund	Aggregate Value

Janus Balanced Fund	$430,886,577
Janus Contrarian Fund	717,322,378
Janus Enterprise Fund	323,770,557
Janus Forty Fund	180,379,537
Janus Fund	976,672,821
Janus Growth and Income Fund	198,426,281
Janus Research Fund	28,610,000
Janus Twenty Fund	330,318,689

152 | MARCH 31, 2013

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Forty Fund, Janus Fund, Janus Growth and Income Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund and Janus Venture Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the period ended March 31, 2013. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Contrarian Fund, Janus Forty Fund and Janus Twenty Fund, which are classified as nondiversified.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of

Janus Growth & Core Funds | 153

Notes to Financial Statements (unaudited) (continued)

the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends of net investment income for Janus Balanced Fund and Janus Growth and Income Fund are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The other Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their

154 | MARCH 31, 2013

shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended March 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Restricted Cash
As of March 31, 2013, Janus Balanced Fund, Janus Contrarian Fund, Janus Fund and Janus Growth and Income Fund had restricted cash in the amounts of $32,022,385, $10,045,227, $32,949,892 and $12,529,399, respectively. The restricted cash represents collateral received in relation to private placements invested in by the Funds at March 31, 2013. The restricted cash is held at the Funds’ custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices

Janus Growth & Core Funds | 155

Notes to Financial Statements (unaudited) (continued)

for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2013 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedules of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the period ended March 31, 2013.

	Transfers From	Transfers Out
	Level 1 to	of Level 3
Fund	Level 2	to Level 2

Janus Enterprise Fund	$–	$10,250,415
Janus Forty Fund	1,964	–
Janus Twenty Fund	3,625	–

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the period and no factor was applied at the beginning of the fiscal year.

Financial assets were transferred out of Level 3 to Level 2 since certain security’s prices were determined using other significant observable inputs at the end of the period and significant unobservable inputs at the beginning of the fiscal year.

156 | MARCH 31, 2013

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more of the Funds during the period ended March 31, 2013 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the

Janus Growth & Core Funds | 157

Notes to Financial Statements (unaudited) (continued)

investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the

158 | MARCH 31, 2013

Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the period ended March 31, 2013 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Contrarian Fund
Options outstanding at September 30, 2012	–	$–
Options written	71,526	7,863,720
Options closed	(10,500)	(724,500)
Options expired	–	–
Options exercised	–	–

Options outstanding at March 31, 2013	61,026	$7,139,220

	Number of	Premiums
Put Options	Contracts	Received

Janus Contrarian Fund
Options outstanding at September 30, 2012	–	$–
Options written	1,330	1,641,885
Options closed	–	–
Options expired	–	–
Options exercised	–	–

Options outstanding at March 31, 2013	1,330	$1,641,885

	Number of	Premiums
Call Options	Contracts	Received

Janus Fund
Options outstanding at September 30, 2012	8,090	$960,283
Options written	12,417	2,183,483
Options closed	(6,664)	(736,840)
Options expired	(9,379)	(1,867,212)
Options exercised	(4,464)	(539,714)

Options outstanding at March 31, 2013	–	$–

Janus Growth & Core Funds | 159

Notes to Financial Statements (unaudited) (continued)

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of March 31, 2013.

Fair Value of Derivative Instruments as of March 31, 2013

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Balanced Fund
Foreign Exchange Contracts	Forward currency contracts	$22,302	Forward currency contracts	$1,469,177

Total		$22,302		$1,469,177

Derivatives not accounted
for as hedging	Asset Derivatives		Liability Derivatives
instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Contrarian Fund
Equity Contracts	Unaffiliated investments at value	$30,698,269	Options written, at value	$10,120,623
Equity Contracts	Variation margin	885,000		–
Foreign Exchange Contracts		–	Forward currency contracts	1,195,046

Total		$31,583,269		$11,315,669

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Enterprise Fund
Foreign Exchange Contracts	Forward currency contracts	$574,024	Forward currency contracts	$206,418

Total		$574,024		$206,418

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Forty Fund
Foreign Exchange Contracts	Forward currency contracts	$71,627	Forward currency contracts	$395,192

Total		$71,627		$395,192

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Fund
Foreign Exchange Contracts	Forward currency contracts	$3,582,600	Forward currency contracts	$2,951,065

Total		$3,582,600		$2,951,065

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Growth and Income Fund
Foreign Exchange Contracts	Forward currency contracts	$16,259	Forward currency contracts	$1,182,640

Total		$16,259		$1,182,640

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Twenty Fund
Foreign Exchange Contracts	Forward currency contracts	$143,254	Forward currency contracts	$671,572

Total		$143,254		$671,572

160 | MARCH 31, 2013

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the period ended March 31, 2013.

The effect of Derivative Instruments on the Statements of Operations for the period ended March 31, 2013

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Balanced Fund

Foreign Exchange Contracts	$–	$–	$–	$7,941,146	$7,941,146

Total	$–	$–	$–	$7,941,146	$7,941,146

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Balanced Fund

Foreign Exchange Contracts	$–	$–	$–	$(1,115,367)	$(1,115,367)

Total	$–	$–	$–	$(1,115,367)	$(1,115,367)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Contrarian Fund

Equity Contracts	$(2,502,400)	$–	$7,964,371	$–	$5,461,971

Foreign Exchange Contracts	–	–	–	10,174,113	10,174,113

Total	$(2,502,400)	$–	$7,964,371	$10,174,113	$15,636,084

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Contrarian Fund

Equity Contracts	$1,289,300	$–	$8,986,290	$–	$10,275,590

Foreign Exchange Contracts	–	–	–	(1,254,582)	(1,254,582)

Total	$1,289,300	$–	$8,986,290	$(1,254,582)	$9,021,008

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Enterprise Fund

Foreign Exchange Contracts	$–	$–	$–	$410,334	$410,334

Total	$–	$–	$–	$410,334	$410,334

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Enterprise Fund

Foreign Exchange Contracts	$–	$–	$–	$246,790	$246,790

Total	$–	$–	$–	$246,790	$246,790

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Forty Fund

Foreign Exchange Contracts	$–	$–	$–	$683,427	$683,427

Total	$–	$–	$–	$683,427	$683,427

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Forty Fund

Foreign Exchange Contracts	$–	$–	$–	$(323,565)	$(323,565)

Total	$–	$–	$–	$(323,565)	$(323,565)

Janus Growth & Core Funds | 161

Notes to Financial Statements (unaudited) (continued)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Fund

Equity Contracts	$–	$–	$(5,492,754)	$–	$(5,492,754)

Foreign Exchange Contracts	–	–	–	29,495,493	29,495,493

Total	$–	$–	$(5,492,754)	$29,495,493	$24,002,739

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Fund

Equity Contracts	$–	$–	$6,970,279	$–	$6,970,279

Foreign Exchange Contracts	–	–	–	2,529,995	2,529,995

Total	$–	$–	$6,970,279	$2,529,995	$9,500,274

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Growth and Income Fund

Foreign Exchange Contracts	$–	$–	$–	$6,194,358	$6,194,358

Total	$–	$–	$–	$6,194,358	$6,194,358

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Growth and Income Fund

Foreign Exchange Contracts	$–	$–	$–	$(1,024,262)	$(1,024,262)

Total	$–	$–	$–	$(1,024,262)	$(1,024,262)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Twenty Fund

Foreign Exchange Contracts	$–	$–	$–	$1,179,333	$1,179,333

Total	$–	$–	$–	$1,179,333	$1,179,333

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Twenty Fund

Foreign Exchange Contracts	$–	$–	$–	$(528,318)	$(528,318)

Total	$–	$–	$–	$(528,318)	$(528,318)

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
The Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which

162 | MARCH 31, 2013

could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
Certain Funds, particularly Janus Balanced Fund, may invest in bank loans, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some bank loans may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Fund. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price

Janus Growth & Core Funds | 163

Notes to Financial Statements (unaudited) (continued)

less than fair market value. The Funds utilize an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the period ended March 31, 2013 is indicated in the table below:

	Average Monthly
Fund	Value	Rates

Janus Balanced Fund	$23,597,720	4.2500% - 5.2500%

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of their investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Funds’ investments. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent a Fund invests in Chinese local market equity securities (also known as “A Shares”).

Exchange-Traded Funds
The Funds may invest in exchange-traded funds which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Floating Rate Loans
Janus Balanced Fund may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating

164 | MARCH 31, 2013

rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

Mortgage- and Asset-Backed Securities
The Funds, particularly Janus Balanced Fund, may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac. The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Funds’ yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Funds’ sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Funds may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as entities that have REIT characteristics.

Sovereign Debt
A Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency

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Notes to Financial Statements (unaudited) (continued)

reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued Securities
Janus Balanced Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

	Average Daily	Contractual Investment
	Net Assets	Advisory Fee/Base
Fund	of the Fund	Fee (%) (annual rate)

Janus Balanced Fund	All Asset Levels	0.55
Janus Contrarian Fund	N/A	0.64
Janus Enterprise Fund	All Asset Levels	0.64
Janus Forty Fund	N/A	0.64
Janus Fund	N/A	0.64
Janus Growth and Income Fund	All Asset Levels	0.60
Janus Research Fund	N/A	0.64
Janus Triton Fund	All Asset Levels	0.64
Janus Twenty Fund	N/A	0.64
Janus Venture Fund	All Asset Levels	0.64

For Janus Contrarian Fund, Janus Forty Fund, Janus Fund, Janus Research Fund, and Janus Twenty Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Contrarian Fund	S&P 500® Index
Janus Forty Fund	Russell 1000® Growth Index
Janus Fund	Core Growth Index
Janus Research Fund	Russell 1000® Growth Index
Janus Twenty Fund	Russell 1000® Growth Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months (18 months for each of Janus Forty Fund and Janus Twenty Fund). When a Fund’s performance-based fee structure has been in effect for at least 12 months (18 months for each of Janus Forty Fund and Janus Twenty Fund), but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable

166 | MARCH 31, 2013

Performance Adjustments began February 2007 for each of Janus Contrarian Fund and Janus Research Fund, July 2011 for Janus Fund, and January 2012 for each of Janus Forty Fund and Janus Twenty Fund.

No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which a Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s (with the exception of Janus Twenty Fund) Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

Because Janus Twenty Fund does not offer Class A Shares, the investment performance of the Fund’s Class T Shares (formerly named Class J Shares) will be used for purposes of calculating the Fund’s Performance Adjustment. After Janus Capital determines whether Janus Twenty Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class T Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across any other class of shares of Janus Twenty Fund.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the period ended March 31, 2013, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Janus Contrarian Fund	$(2,517,047)
Janus Forty Fund	(3,735,819)
Janus Fund	(6,092,630)
Janus Research Fund	(1,891,673)
Janus Twenty Fund	(6,333,028)

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level,

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Notes to Financial Statements (unaudited) (continued)

structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rates shown below. Janus Capital has agreed to continue each waiver until at least February 1, 2014. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

	New Expense	Previous Expense
	Limit (%)	Limit (%)
	(February 1, 2013	(until February 1,
Fund	to present)	2013)

Janus Balanced Fund	0.68	0.76
Janus Contrarian Fund	0.77	0.89
Janus Enterprise Fund	0.76	0.90
Janus Forty Fund	0.83	0.78
Janus Fund	0.83	0.78
Janus Growth and Income Fund	0.75	0.70
Janus Triton Fund	0.92	1.05
Janus Venture Fund	0.92	1.05

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the

168 | MARCH 31, 2013

account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of March 31, 2013 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $101,857 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2013.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Each Fund pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds. Total compensation of $245,510 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2013. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2013, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Balanced Fund	$88,758
Janus Contrarian Fund	5,058
Janus Enterprise Fund	3,472
Janus Forty Fund	14,894
Janus Fund	626
Janus Growth and Income Fund	1,868
Janus Research Fund	605
Janus Triton Fund	69,221
Janus Venture Fund	4,528

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2013, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

Janus Triton Fund	$67

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the period ended March 31, 2013, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Balanced Fund	$34,012
Janus Contrarian Fund	27
Janus Enterprise Fund	586
Janus Forty Fund	7,794
Janus Fund	29
Janus Growth and Income Fund	81
Janus Research Fund	138
Janus Triton Fund	9,005
Janus Venture Fund	736

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a

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Notes to Financial Statements (unaudited) (continued)

registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the period ended March 31, 2013, the following Funds recorded distributions from affiliated investments as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 3/31/13

Janus Cash Liquidity Fund LLC
Janus Balanced Fund	$1,485,752,682	$(1,457,116,000)	$151,889	$181,836,532
Janus Contrarian Fund	502,487,481	(627,874,695)	33,704	–
Janus Enterprise Fund	206,523,146	(129,333,000)	98,208	186,368,923
Janus Forty Fund	260,109,444	(236,058,397)	14,606	58,219,000
Janus Fund	1,017,845,781	(1,169,902,000)	214,564	252,713,923
Janus Growth and Income Fund	515,951,524	(502,897,096)	50,578	66,728,000
Janus Research Fund	221,154,302	(277,820,355)	5,028	–
Janus Triton Fund	933,258,274	(979,341,000)	277,813	296,919,240
Janus Twenty Fund	882,598,696	(642,790,341)	159,638	537,295,620
Janus Venture Fund	575,739,500	(641,595,000)	129,960	112,252,935

	$6,601,420,830	$(6,664,727,884)	$1,135,988	$1,692,334,173

The seed capital contribution by Janus Capital or an affiliate as of March 31, 2013 is indicated in the following table:

Seed Capital
Fund	at 3/31/13

Janus Balanced Fund - Class N Shares	$50,000
Janus Enterprise Fund - Class N Shares	50,000
Janus Forty Fund - Class N Shares	11,276
Janus Venture Fund - Class N Shares	50,000
Janus Venture Fund - Class S Shares	10,000

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Janus Balanced Fund	$8,047,370,318	$1,572,109,652	$(18,892,536)	$1,553,217,116
Janus Contrarian Fund	2,467,055,362	653,739,781	(172,292,592)	481,447,189
Janus Enterprise Fund	1,885,113,151	945,138,164	(33,493,508)	911,644,656
Janus Forty Fund	2,201,184,650	1,498,720,153	(117,416,646)	1,381,303,507
Janus Fund	6,262,367,139	2,173,389,993	(99,307,847)	2,074,082,146
Janus Growth and Income Fund	2,817,569,180	921,118,957	(8,857,523)	912,261,434
Janus Research Fund	2,733,377,384	827,369,094	(29,439,698)	797,929,396
Janus Triton Fund	4,139,086,601	776,952,770	(83,153,177)	693,799,593
Janus Twenty Fund	5,383,395,468	3,381,928,322	(244,640,290)	3,137,288,032
Janus Venture Fund	1,901,342,046	352,572,234	(60,388,388)	292,183,846

170 | MARCH 31, 2013

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended September 30, 2012

									Accumulated
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	No Expiration		Capital
Fund	2013	2015	2016	2017	2018	2019	Short-Term	Long-Term	Losses

Janus Balanced Fund	$–	$–	$–	$–	$–	$–	$–	$–	$–
Janus Contrarian Fund(1)	(22,132,836)	–	(28,795,844)	(590,582,708)	(2,708,558)	(922,145)	–	–	(645,142,091)
Janus Enterprise Fund(1)	–	–	(91,275,795)	–	–	–	–	–	(91,275,795)
Janus Forty Fund	–	–	–	(320,089,721)	–	–	–	–	(320,089,721)
Janus Fund(1)	–	–	(18,889,621)	(922,897,532)	–	–	–	–	(941,787,153)
Janus Growth and Income Fund(1)	–	(5,147,023)	(40,506,406)	(587,926,129)	(462,850)	–	–	–	(634,042,408)
Janus Research Fund	–	–	–	(298,199,652)	–	–	–	–	(298,199,652)
Janus Triton Fund	–	–	–	–	–	–	–	–	–
Janus Twenty Fund	–	–	–	–	–	–	(9,234,816)	–	(9,234,816)
Janus Venture Fund	–	–	–	–	–	–	–	–	–

(1)	Capital loss carryovers subject to annual limitations.

Janus Growth & Core Funds | 171

Notes to Financial Statements (unaudited) (continued)

6.	Capital Share Transactions

For the period ended March 31, 2013
(unaudited) and the year ended	Janus		Janus		Janus
September 30, 2012	Balanced Fund		Contrarian Fund		Enterprise Fund
(all numbers in thousands)	2013	2012(1)	2013	2012	2013	2012(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	3,409	7,108	193	155	197	242
Reinvested dividends and distributions	838	712	8	–	30	–
Shares repurchased	(4,488)	(6,219)	(503)	(1,400)	(235)	(323)
Net Increase/(Decrease) in Fund Shares	(241)	1,601	(302)	(1,245)	(8)	(81)
Shares Outstanding, Beginning of Period	24,295	22,694	1,720	2,965	1,097	1,178
Shares Outstanding, End of Period	24,054	24,295	1,418	1,720	1,089	1,097
Transactions in Fund Shares – Class C Shares:
Shares sold	2,686	4,600	54	42	56	93
Reinvested dividends and distributions	595	421	–	–	10	–
Shares repurchased	(1,870)	(3,839)	(213)	(985)	(47)	(103)
Net Increase/(Decrease) in Fund Shares	1,411	1,182	(159)	(943)	19	(10)
Shares Outstanding, Beginning of Period	19,999	18,817	1,409	2,352	401	411
Shares Outstanding, End of Period	21,410	19,999	1,250	1,409	420	401
Transactions in Fund Shares – Class D Shares:
Shares sold	2,173	4,309	2,762	3,120	568	818
Reinvested dividends and distributions	1,787	1,556	1,105	9	464	–
Shares repurchased	(2,994)	(4,536)	(8,253)	(19,086)	(929)	(1,719)
Net Increase/(Decrease) in Fund Shares	966	1,329	(4,386)	(15,957)	103	(901)
Shares Outstanding, Beginning of Period	42,809	41,480	114,440	130,397	14,049	14,950
Shares Outstanding, End of Period	43,775	42,809	110,054	114,440	14,152	14,049
Transactions in Fund Shares – Class I Shares:
Shares sold	8,180	21,662	2,234	611	716	1,470
Reinvested dividends and distributions	2,737	2,527	29	–	94	–
Shares repurchased	(54,576)	(20,927)	(730)	(2,524)	(664)	(2,362)
Net Increase/(Decrease) in Fund Shares	(43,659)	3,262	1,533	(1,913)	146	(892)
Shares Outstanding, Beginning of Period	73,646	70,384	3,212	5,125	5,625	6,517
Shares Outstanding, End of Period	29,987	73,646	4,745	3,212	5,771	5,625
Transactions in Fund Shares – Class N Shares:
Shares sold	51,074	280	N/A	N/A	124	36
Reinvested dividends and distributions	251	2	N/A	N/A	4	–
Shares repurchased	(2,692)	–	N/A	N/A	(43)	–
Net Increase/(Decrease) in Fund Shares	48,633	282	N/A	N/A	85	36
Shares Outstanding, Beginning of Period	282	N/A	N/A	N/A	36	N/A
Shares Outstanding, End of Period	48,915	282	N/A	N/A	121	36
Transactions in Fund Shares – Class R Shares:
Shares sold	1,982	4,095	12	35	155	204
Reinvested dividends and distributions	333	233	–	–	23	–
Shares repurchased	(1,499)	(2,336)	(44)	(123)	(182)	(402)
Net Increase/(Decrease) in Fund Shares	816	1,992	(32)	(88)	(4)	(198)
Shares Outstanding, Beginning of Period	8,734	6,742	136	224	754	952
Shares Outstanding, End of Period	9,550	8,734	104	136	750	754

172 | MARCH 31, 2013

For the period ended March 31, 2013
(unaudited) and the year ended	Janus		Janus		Janus
September 30, 2012	Balanced Fund		Contrarian Fund		Enterprise Fund
(all numbers in thousands)	2013	2012(1)	2013	2012	2013	2012(1)

Transactions in Fund Shares – Class S Shares:
Shares sold	3,348	9,327	8	31	479	716
Reinvested dividends and distributions	1,186	970	–	–	103	–
Shares repurchased	(4,218)	(7,566)	(92)	(80)	(554)	(1,237)
Net Increase/(Decrease) in Fund Shares	316	2,731	(84)	(49)	28	(521)
Shares Outstanding, Beginning of Period	29,233	26,502	187	236	3,052	3,573
Shares Outstanding, End of Period	29,549	29,233	103	187	3,080	3,052
Transactions in Fund Shares – Class T Shares:
Shares sold	13,790	26,296	8,096	3,473	1,461	2,711
Reinvested dividends and distributions	5,486	4,765	450	–	426	–
Shares repurchased	(16,074)	(31,971)	(8,317)	(23,385)	(1,382)	(3,716)
Net Increase/(Decrease) in Fund Shares	3,202	(910)	229	(19,912)	505	(1,005)
Shares Outstanding, Beginning of Period	131,330	132,240	55,150	75,062	12,737	13,742
Shares Outstanding, End of Period	134,532	131,330	55,379	55,150	13,242	12,737

(1)	Period from May 31, 2012 (inception date) through September 30, 2012 and July 12, 2012 (inception date) to September 30, 2012 for Janus Balanced Fund and Janus Enterprise Fund, respectively, for Class N Shares.

Janus Growth & Core Funds | 173

Notes to Financial Statements (unaudited) (continued)

For the period ended March 31, 2013
(unaudited) and the year ended	Janus		Janus		Janus
September 30, 2012	Forty Fund		Fund		Growth and Income Fund
(all numbers in thousands)	2013	2012(1)	2013	2012(1)	2013	2012

Transactions in Fund Shares – Class A Shares:
Shares sold	1,125	2,636	7,197	12,394	67	237
Reinvested dividends and distributions	33	53	240	166	6	8
Shares repurchased	(2,118)	(7,161)	(4,308)	(10,980)	(256)	(293)
Net Increase/(Decrease) in Fund Shares	(960)	(4,472)	3,129	1,580	(183)	(48)
Shares Outstanding, Beginning of Period	11,074	15,546	35,202	33,622	749	797
Shares Outstanding, End of Period	10,114	11,074	38,331	35,202	566	749
Transactions in Fund Shares – Class C Shares:
Shares sold	396	887	10	50	23	48
Reinvested dividends and distributions	–	–	–	–	2	1
Shares repurchased	(1,352)	(4,309)	(54)	(58)	(42)	(86)
Net Increase/(Decrease) in Fund Shares	(956)	(3,422)	(44)	(8)	(17)	(37)
Shares Outstanding, Beginning of Period	9,391	12,813	176	184	347	384
Shares Outstanding, End of Period	8,435	9,391	132	176	330	347
Transactions in Fund Shares – Class D Shares:
Shares sold	N/A	N/A	1,603	2,889	1,100	1,902
Reinvested dividends and distributions	N/A	N/A	1,221	960	682	759
Shares repurchased	N/A	N/A	(7,955)	(15,833)	(3,801)	(7,639)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	(5,131)	(11,984)	(2,019)	(4,978)
Shares Outstanding, Beginning of Period	N/A	N/A	150,052	162,036	61,983	66,961
Shares Outstanding, End of Period	N/A	N/A	144,921	150,052	59,964	61,983
Transactions in Fund Shares – Class I Shares:
Shares sold	2,951	7,312	233	1,121	59	172
Reinvested dividends and distributions	134	173	37	37	7	8
Shares repurchased	(4,857)	(13,226)	(828)	(2,467)	(109)	(357)
Net Increase/(Decrease) in Fund Shares	(1,772)	(5,741)	(558)	(1,309)	(43)	(177)
Shares Outstanding, Beginning of Period	26,678	32,419	4,493	5,802	700	877
Shares Outstanding, End of Period	24,906	26,678	3,935	4,493	657	700
Transactions in Fund Shares – Class N Shares:
Shares sold	730	37	9,926	789	N/A	N/A
Reinvested dividends and distributions	5	–	112	–	N/A	N/A
Shares repurchased	(53)	(2)	(661)	(19)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	682	35	9,377	770	N/A	N/A
Shares Outstanding, Beginning of Period	35	N/A	770	N/A	N/A	N/A
Shares Outstanding, End of Period	717	35	10,147	770	N/A	N/A
Transactions in Fund Shares – Class R Shares:
Shares sold	405	1,102	15	24	2	19
Reinvested dividends and distributions	–	5	–	–	1	–
Shares repurchased	(1,160)	(2,940)	(12)	(33)	(8)	(23)
Net Increase/(Decrease) in Fund Shares	(755)	(1,833)	3	(9)	(5)	(4)
Shares Outstanding, Beginning of Period	4,877	6,710	77	86	70	74
Shares Outstanding, End of Period	4,122	4,877	80	77	65	70

174 | MARCH 31, 2013

For the period ended March 31, 2013
(unaudited) and the year ended	Janus		Janus		Janus
September 30, 2012	Forty Fund		Fund		Growth and Income Fund
(all numbers in thousands)	2013	2012(1)	2013	2012(1)	2013	2012

Transactions in Fund Shares – Class S Shares:
Shares sold	2,588	5,710	105	357	101	249
Reinvested dividends and distributions	109	159	3	3	10	12
Shares repurchased	(7,874)	(27,624)	(281)	(1,377)	(208)	(943)
Net Increase/(Decrease) in Fund Shares	(5,177)	(21,755)	(173)	(1,017)	(97)	(682)
Shares Outstanding, Beginning of Period	44,670	66,425	1,382	2,399	1,107	1,789
Shares Outstanding, End of Period	39,493	44,670	1,209	1,382	1,010	1,107
Transactions in Fund Shares – Class T Shares:
Shares sold	450	851	1,932	6,435	2,210	3,266
Reinvested dividends and distributions	8	7	277	349	404	460
Shares repurchased	(464)	(525)	(18,942)	(24,413)	(5,312)	(12,688)
Net Increase/(Decrease) in Fund Shares	(6)	333	(16,733)	(17,629)	(2,698)	(8,962)
Shares Outstanding, Beginning of Period	1,414	1,081	62,314	79,943	38,802	47,764
Shares Outstanding, End of Period	1,408	1,414	45,581	62,314	36,104	38,802

(1)	Period from May 31, 2012 (inception date) through September 30, 2012 for Class N Shares.

Janus Growth & Core Funds | 175

Notes to Financial Statements (unaudited) (continued)

For the period ended March 31, 2013 (unaudited) and	Janus		Janus
the year ended September 30, 2012	Research Fund		Triton Fund
(all numbers in thousands)	2013	2012(1)	2013	2012(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	59	130	10,092	12,417
Reinvested dividends and distributions	2	3	834	359
Shares repurchased	(97)	(145)	(3,300)	(4,466)
Net Increase/(Decrease) in Fund Shares	(36)	(12)	7,626	8,310
Shares Outstanding, Beginning of Period	411	423	18,530	10,220
Shares Outstanding, End of Period	375	411	26,156	18,530
Transactions in Fund Shares – Class C Shares:
Shares sold	11	35	2,558	3,635
Reinvested dividends and distributions	–	–	252	114
Shares repurchased	(14)	(15)	(814)	(1,307)
Net Increase/(Decrease) in Fund Shares	(3)	20	1,996	2,442
Shares Outstanding, Beginning of Period	64	44	6,630	4,188
Shares Outstanding, End of Period	61	64	8,626	6,630
Transactions in Fund Shares – Class D Shares:
Shares sold	990	1,751	5,323	10,007
Reinvested dividends and distributions	437	429	1,635	1,140
Shares repurchased	(3,173)	(6,095)	(3,941)	(8,117)
Net Increase/(Decrease) in Fund Shares	(1,746)	(3,915)	3,017	3,030
Shares Outstanding, Beginning of Period	58,346	62,261	33,557	30,527
Shares Outstanding, End of Period	56,600	58,346	36,574	33,557
Transactions in Fund Shares – Class I Shares:
Shares sold	1,013	1,938	21,839	36,060
Reinvested dividends and distributions	25	27	1,834	668
Shares repurchased	(353)	(2,313)	(6,644)	(12,467)
Net Increase/(Decrease) in Fund Shares	685	(348)	17,029	24,261
Shares Outstanding, Beginning of Period	3,163	3,511	44,332	20,071
Shares Outstanding, End of Period	3,848	3,163	61,361	44,332
Transactions in Fund Shares – Class N Shares:
Shares sold	670	1,561	2,650	3,072
Reinvested dividends and distributions	14	–	166	–
Shares repurchased	(1,042)	(213)	(868)	(60)
Net Increase/(Decrease) in Fund Shares	(358)	1,348	1,948	3,012
Shares Outstanding, Beginning of Period	1,348	N/A	3,012	N/A
Shares Outstanding, End of Period	990	1,348	4,960	3,012
Transactions in Fund Shares – Class R Shares:
Shares sold	N/A	N/A	1,922	1,943
Reinvested dividends and distributions	N/A	N/A	102	29
Shares repurchased	N/A	N/A	(503)	(647)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	1,521	1,325
Shares Outstanding, Beginning of Period	N/A	N/A	2,410	1,085
Shares Outstanding, End of Period	N/A	N/A	3,931	2,410
Transactions in Fund Shares – Class S Shares:
Shares sold	4	2	5,402	5,647
Reinvested dividends and distributions	–	–	390	112
Shares repurchased	–	(1)	(1,339)	(1,424)
Net Increase/(Decrease) in Fund Shares	4	1	4,453	4,335
Shares Outstanding, Beginning of Period	17	16	6,430	2,095
Shares Outstanding, End of Period	21	17	10,883	6,430

176 | MARCH 31, 2013

For the period ended March 31, 2013 (unaudited) and	Janus		Janus
the year ended September 30, 2012	Research Fund		Triton Fund
(all numbers in thousands)	2013	2012(1)	2013	2012(1)

Transactions in Fund Shares – Class T Shares:
Shares sold	2,054	4,360	23,293	45,874
Reinvested dividends and distributions	258	262	3,832	2,229
Shares repurchased	(6,620)	(9,445)	(11,858)	(27,226)
Net Increase/(Decrease) in Fund Shares	(4,308)	(4,823)	15,267	20,877
Shares Outstanding, Beginning of Period	41,963	46,786	76,784	55,907
Shares Outstanding, End of Period	37,655	41,963	92,051	76,784

(1)	Period from May 31, 2012 (inception date) through September 30, 2012 for Class N Shares.

Janus Growth & Core Funds | 177

Notes to Financial Statements (unaudited) (continued)

For the period ended March 31, 2013 (unaudited) and	Janus		Janus
the year ended September 30, 2012	Twenty Fund		Venture Fund
(all numbers in thousands)	2013	2012	2013	2012(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	N/A	N/A	1,111	3,579
Reinvested dividends and distributions	N/A	N/A	462	–
Shares repurchased	N/A	N/A	(449)	(118)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	1,124	3,461
Shares Outstanding, Beginning of Period	N/A	N/A	3,468	7
Shares Outstanding, End of Period	N/A	N/A	4,592	3,468
Transactions in Fund Shares – Class C Shares:
Shares sold	N/A	N/A	16	6
Reinvested dividends and distributions	N/A	N/A	1	–
Shares repurchased	N/A	N/A	(2)	–
Net Increase/(Decrease) in Fund Shares	N/A	N/A	15	6
Shares Outstanding, Beginning of Period	N/A	N/A	7	1
Shares Outstanding, End of Period	N/A	N/A	22	7
Transactions in Fund Shares – Class D Shares:
Shares sold	920	1,682	552	800
Reinvested dividends and distributions	646	12,959	2,025	1,254
Shares repurchased	(4,307)	(7,510)	(1,065)	(1,507)
Net Increase/(Decrease) in Fund Shares	(2,741)	7,131	1,512	547
Shares Outstanding, Beginning of Period	81,115	73,984	17,366	16,819
Shares Outstanding, End of Period	78,374	81,115	18,878	17,366
Transactions in Fund Shares – Class I Shares:
Shares sold	N/A	N/A	1,008	638
Reinvested dividends and distributions	N/A	N/A	101	26
Shares repurchased	N/A	N/A	(132)	(203)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	977	461
Shares Outstanding, Beginning of Period	N/A	N/A	492	31
Shares Outstanding, End of Period	N/A	N/A	1,469	492
Transactions in Fund Shares – Class N Shares:
Shares sold	N/A	N/A	29	63
Reinvested dividends and distributions	N/A	N/A	10	–
Shares repurchased	N/A	N/A	(6)	–
Net Increase/(Decrease) in Fund Shares	N/A	N/A	33	63
Shares Outstanding, Beginning of Period	N/A	N/A	63	N/A
Shares Outstanding, End of Period	N/A	N/A	96	63
Transactions in Fund Shares – Class S Shares:
Shares sold	N/A	N/A	14	3
Reinvested dividends and distributions	N/A	N/A	2	–
Shares repurchased	N/A	N/A	(1)	–
Net Increase/(Decrease) in Fund Shares	N/A	N/A	15	3
Shares Outstanding, Beginning of Period	N/A	N/A	3	–
Shares Outstanding, End of Period	N/A	N/A	18	3
Transactions in Fund Shares – Class T Shares:
Shares sold	2,080	4,898	3,629	4,846
Reinvested dividends and distributions	368	9,195	1,049	328
Shares repurchased	(5,427)	(12,269)	(1,565)	(1,294)
Net Increase/(Decrease) in Fund Shares	(2,979)	1,824	3,113	3,880
Shares Outstanding, Beginning of Period	55,311	53,487	8,251	4,371
Shares Outstanding, End of Period	52,332	55,311	11,364	8,251

(1)	Period from May 31, 2012 (inception date) through September 30, 2012 for Class N Shares.

178 | MARCH 31, 2013

7.	Purchases and Sales of Investment Securities

For the period ended March 31, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Balanced Fund	$2,272,335,052	$2,331,045,747	$895,251,948	$681,729,634
Janus Contrarian Fund	944,492,995	866,993,134	–	–
Janus Enterprise Fund	157,976,429	246,292,267	–	–
Janus Forty Fund	122,972,386	468,098,059	–	–
Janus Fund	1,874,537,260	2,070,539,799	–	–
Janus Growth and Income Fund	713,395,452	905,776,059	–	–
Janus Research Fund	881,518,455	1,052,990,667	–	–
Janus Triton Fund	1,836,273,648	1,019,774,900	–	–
Janus Twenty Fund	362,954,777	980,354,805	–	–
Janus Venture Fund	918,123,601	717,884,385	–	–

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statements of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Funds’ financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2013 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Growth & Core Funds | 179

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and

180 | MARCH 31, 2013

procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds of Janus Investment Fund and the Portfolios of Janus Aspen Series (such Funds and Portfolios, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Funds was good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/ performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

Janus Growth & Core Funds | 181

Additional Information (unaudited) (continued)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of the subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and the five Funds that have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted

182 | MARCH 31, 2013

that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

Janus Growth & Core Funds | 183

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from each of the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) in the Market Perspective and by the Fund’s managers in the Management Commentary are just that: opinions. They are a reflection of the Chief Investment Officer(s) and managers’ best judgment at the time this report was compiled, which was March 31, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for the Fund. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally,

184 | MARCH 31, 2013

there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the

Janus Growth & Core Funds | 185

Useful Information About Your Fund Report (unaudited) (continued)

Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

186 | MARCH 31, 2013

Notes

Janus Growth & Core Funds | 187

Notes

188 | MARCH 31, 2013

Notes

Janus Growth & Core Funds | 189

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (05/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0513-38142	125-24-01500 05-13

SEMIANNUAL REPORT

March 31, 2013

Janus Protected Series

Janus Protected Series – Global
Janus Protected Series – Growth

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Protected Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman, CFA
Chief Investment
Officer, Equities

Gibson Smith
Chief Investment
Officer, Fixed Income

SUMMARY

The global economy continues to improve, albeit slowly. As the market becomes more comfortable with the improving growth outlook, we believe risk assets will benefit. We still see plenty of reasons to be positive about equities and corporate credit, and believe that this environment is particularly supportive of fundamental, bottom-up security selection. In our opinion, uncovering companies with sustainable long-term growth drivers or meaningful balance sheet restructuring stories will be key to delivering attractive risk-adjusted returns in equities and fixed income.

ECONOMY ON FIRMER FOOTING

Behind periodic rounds of headline risk, the global economy continues to improve, albeit slowly. Concerns about growth in China and the United States, and to a lesser extent Europe, have begun to abate. Japan’s stock market has rallied on optimism that a weaker yen will boost exports. Emerging market economies continue to gain ground. All this is good news for financial markets, and has been reflected in the new highs reached by many global equity indices, as well as the modest increase in interest rates seen over the past couple of months. As the market gets more comfortable with the improving growth outlook, we believe risk assets will benefit.

However, the world remains exposed to political and fiscal risk, as the recent Cyprus bailout and Italian anti-reform voter sentiment remind us. Meanwhile, U.S. government spending cuts triggered on March 1 have had little noticeable impact on the economy so far but may create modest headwinds over the coming months. However, we believe the U.S. economy has strong structural positives in place to withstand it, including the sweeping changes that horizontal drilling and hydraulic fracturing have brought to the U.S. energy industry, creating a potential advantage for U.S.-based production. This has helped fuel a manufacturing renaissance. The housing industry rebound also shows no sign of tapering off.

In our view, the greatest risk for investors is the complacency that we sense in the markets. That complacency could be disrupted if we don’t see real results in either macroeconomic growth or company performance. However, we continue to believe that the current slow-growth environment is supportive of fundamental, bottom-up individual security selection. In a lower-growth environment, the opportunity to identify companies that can distinguish themselves and compound their earnings at attractive rates is more compelling, as there’s greater differentiation between companies when the economy is slow than when it’s robust.

EQUITIES: A FAVORABLE BACKDROP

Equity markets have enjoyed a significant rally, reflecting some of the recent positives we’ve seen that point to a more stable global economy. Economic growth may be slow, but companies appear to be well-positioned for it.

Equity valuations compared with other asset classes are in line or below historical norms. One point we find particularly interesting is that the premium of growth stocks over value stocks is low relative to long-term averages. This suggests many believe that companies will have a tough time growing at strong rates in an environment of slow economic growth. This perception suits us just fine. If there is a reluctance to believe many companies can demonstrate solid growth, it should ultimately be reflected in the valuations of the companies that do. Finding those companies that can in fact put up growth in a slower economic environment is a challenge we think favors our fundamental research process.

FIXED INCOME: CAUTIOUS ON RATES

We remain constructive on U.S. corporate credit, provided that companies continue to maintain balance sheet discipline. Our biggest concern is the direction of interest rates. Global central bank policy over the past few years has held interest rates at levels that produce negative real rates of return, and historically that has not been sustained for long. Across our fixed income strategies, we have been shortening portfolio duration in order to seek to minimize downside risk if interest rates should rise.

At the same time, we remain cognizant of continued global headline risk. Time and again, we’ve seen unexpected bad news spur risk-off trading in credit markets and a

Janus Protected Series | 1

(unaudited) (continued)

flight-to-quality rally in U.S. Treasury bonds. This requires us to maintain a balance between our view on rates with the need to maintain some insurance against event risk. As we have done in the past, we would be buyers at the long end of the U.S. Treasury curve in the event that uncertainty and volatility were to increase.

Sincerely,

Jonathan Coleman, CFA
Chief Investment Officer, Equities

Gibson Smith
Chief Investment Officer, Fixed Income

2 | MARCH 31, 2013

Janus Protected Series - Global (unaudited)

Fund Snapshot
Janus Protected Series – Global aims to provide investors with capital appreciation and a measure of downside protection using a risk allocation methodology and Capital Protection Agreement. This strategy is designed to protect investors at no less than 80% of the highest net asset value (NAV) ever achieved by the Fund reduced for dividends, distributions, any extraordinary items and certain extraordinary expenses. Capital protection is provided by BNP Paribas, the Capital Protection Provider, and is intended to protect the Fund against significant market declines; it is not in any way a form of insurance or a guarantee, and shareholders are not entitled to receive any payments from the Capital Protection Provider. This strategy will seek to minimize downside participation by allocating between and within an equity component and a protection component. The equity component will primarily be composed of common stocks selected for their growth potential. The strategy seeks to invest in large-cap companies with growing cash flows when their stock prices are believed to be undervalued by the market.
Jonathan Coleman portfolio manager

Performance Review

For the period ended March 31, 2013, Janus Protected Series – Global Class I Shares returned 6.66% versus a return of 9.39% for the MSCI World Growth Index, the Fund’s primary benchmark. A new secondary benchmark for the Fund, the Protected Series – Global Blended Index, returned 5.59% during the period. The Fund’s previous secondary benchmark, the MSCI All Country World Index, returned 9.57%.

Investment Environment

Equity markets were volatile toward the end of 2012, with election considerations and the looming fiscal cliff weighing on investor sentiment. However, equities enjoyed a sharp rally to kick off 2013. The market rise was fueled by increasing optimism that the global economic outlook is improving. That optimism has lifted stocks, but especially those that are more economically exposed.

Performance Discussion

Janus Protected Series – Global is a unique product in that it has two primary features designed to provide a level of downside protection and grow investors’ capital over the long term. It has a disciplined allocation process that determines how much of the portfolio will be invested in its equity component and how much will be invested in its protection component. Additionally, the Fund has a protection feature that is designed to minimize and ultimately cap any losses at a maximum of 20%. As the Net Asset Value (NAV) of the Fund rises to new levels, the Protected NAV (PNAV) also rises to new levels. We feel this is an attractive feature, providing investors with a level of downside protection, given the significant uncertainty evident in the global economy and markets.

We saw a slight decrease in volatility levels in recent months, allowing us to increase our exposure to equity. We entered the most recent period at approximately 63.1% exposure to equities and ended at approximately 82.8% exposure. If the Fund would have been able to have a heavier weighting in the equity component during the period, it may have been able to benefit from rising markets and had better performance.

The protection component comprised the remainder of the portfolio. The protection component can be comprised of cash and cash equivalents, U.S. Treasuries, short index futures and other instruments designed to reduce equity market exposure. Depending on the market environment, the Fund can be invested in any variation in either component. In rising markets, the Fund will tend to be invested primarily in equities. In falling markets, the Fund will tend to predominantly hold more of the protection component, in an effort to de-risk the portfolio. The protection feature, however, affects the Fund’s ability to respond to changing equity market conditions and the Fund’s ability to capture certain market gains.

We underperformed the benchmark due to the high allocation to cash. However, if you exclude the protection

Janus Protected Series | 3

Janus Protected Series - Global (unaudited)

component allocation and consider only our equity holdings in the Fund, they outperformed both the primary and secondary benchmarks during the period. For the core group of stocks in our portfolio, their long-term growth prospects are underpinned by competitive dynamics such as high barriers to entry, recurring revenue streams, strong management teams, or attractive industries with high growth potential. We continue to believe that such long duration drivers of growth will help these companies outperform over the longer investment horizon over which we tend to hold them.

Apple was our largest detractor during the period. The computer and mobile device maker showed good unit growth and pricing for its products, but higher costs for iPhone 5 weighed on gross margins and its growth rate was slower than expectations. The market remained skeptical the company can continue to grow sales and profits at the same time. We consider the stock’s valuation attractive and like Apple’s growth prospects for its current products and the potential we see for new products.

Koninklijke Vopak was also a leading detractor after the company lowered guidance more than the market expected. We view 2013 as a transition year for the tank terminal operator of oil-based products and chemicals as its incremental new capacity is lower this year than it has been in the past due to new construction. However, beginning in 2014, the build-out of new capacity should enable the company to resume its historical growth. We don’t see any change in the long-term growth outlook for Vopak.

Medivation was another company that detracted from performance during the period. The stock sold off due to concerns about an early stage drug that might compete with Medivation’s drug for treating prostate cancer. However, the rival drug is still early in the pipeline and we don’t think it is likely to be meaningfully differentiated. Meanwhile, we like the potential for Medivation’s drug to start being used earlier in the process of treating prostate cancer.

Canadian Pacific Railway led our individual contributors. The company gave strong guidance for 2013 after reporting earnings that were in-line with market expectations. We like that Canadian Pacific operates in an industry that has significant barriers to entry. We believe a new management team will improve the railroad company’s culture, operational performance and capital allocation decisions.

United Continental Holdings also recorded strong gains during the period. U.S. airlines in general continued to post strong operating results as the industry maintained capacity discipline. Consolidation, the latest being the proposed AMR (American Airlines) merger with U.S. Airways, has also aided the industry. As one of the world’s largest airline carriers, the company has significant upside potential in our view. Returns on invested capital are rising and likely to improve as United integrates its merger with Continental and realizes cost savings. Moreover, the airline has pricing power for the first time in years due to capacity reductions in the industry.

Gilead Sciences was also a top contributor. Our research team has done a tremendous job of understanding the potential of the drugs in the company’s pipeline as these drugs go through the development process. The market is now beginning to appreciate what some of these drugs mean to the company’s revenue streams. Gilead’s new single-pill HIV treatment offers patients a simpler drug regimen than some competing HIV drugs. The Gilead treatment is also potentially more tolerable than other single-pill competitors. Meanwhile, Gilead’s new treatment allows the company the potential to capture a greater share of revenue for HIV treatment than its previous drug, which was used in combination with treatments from other companies. We think Gilead has also emerged as one of the leaders in a new wave of hepatitis C treatments. We continue to like the potential of this drug to treat a large addressable market of people suffering from hepatitis C.

Derivatives

The Fund invests in derivatives, primarily options to periodically hedge market risk. The purpose of the option strategy is an attempt to reduce the risk in the portfolio. The Fund may also utilize options or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (“VIX”) or another volatility index. Such investments would be used in accordance with the risk methodology under the Capital Protection Agreement and would be designed in an effort to limit losses in a sharp market decline. There is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. During the period, this strategy detracted from relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Outlook

While the economy has stabilized, we expect slow economic growth going forward. However, we believe U.S. companies have generally honed their ability to perform well in a low-growth environment. Cheap energy, especially natural gas, is lowering manufacturing costs,

4 | MARCH 31, 2013

(unaudited)

which is a long-term benefit for many industries. Meanwhile the adoption of technology across a number of sectors is helping businesses plan better, strategize better and deliver more consistent results.

If the economy does grow at a slow pace, we think it favors our investment process. We are encouraged by the idea generation of our research analysts, who continue to find companies with reasonable valuations relative to their long-term, multiyear growth trajectories. These companies do not need rapid economic expansion to thrive, in our view. If we are correct in our understanding of their businesses, they have sustainable, competitive advantages that should allow them to continue to grow in many economic environments. In a growth-challenged world, companies that can put up better-than-average growth should be rewarded.

Thank you for your investment in Janus Protected Series – Global.

Janus Protected Series | 5

Janus Protected Series - Global (unaudited)

Janus Protected Series - Global At A Glance

5 Top Performers – Holdings

Contribution

Canadian Pacific Railway, Ltd.	0.91%
United Continental Holdings, Inc.	0.38%
Gilead Sciences, Inc.	0.28%
Virgin Media, Inc.	0.27%
Celgene Corp.	0.27%

5 Bottom Performers – Holdings

Contribution

Apple, Inc.	–0.67%
Koninklijke Vopak N.V.	–0.15%
Medivation, Inc.	–0.13%
Tullow Oil PLC	–0.10%
Imperial Tobacco Group PLC	–0.10%

5 Top Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	2.06%	13.13%	18.07%
Materials	0.84%	4.05%	8.79%
Health Care	0.28%	8.56%	11.59%
Energy	0.08%	4.85%	6.42%
Utilities	0.03%	–0.06%	0.66%

5 Bottom Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Protection Component**	–2.89%	28.97%	0.00%
Consumer Staples	–0.48%	10.50%	15.68%
Financials	–0.42%	5.81%	8.26%
Industrials	–0.21%	11.23%	12.87%
Telecommunication Services	–0.16%	0.70%	1.40%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

6 | MARCH 31, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2013

Canadian Pacific Railway, Ltd. Transportation – Railroad	2.1%
AIA Group, Ltd. Life and Health Insurance	1.5%
Valero Energy Corp. Oil Refining and Marketing	1.3%
EOG Resources, Inc. Oil Companies – Exploration and Production	1.3%
Tullow Oil PLC Oil Companies – Exploration and Production	1.3%

7.5%

Asset Allocation – (% of Net Assets)
As of March 31, 2013

Emerging markets comprised 3.4% of total net assets.

*Cash Equivalents is comprised of an investment in Janus Cash Liquidity Fund LLC. This Fund invests primarily in short-term money market securities.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2013

As of September 30, 2012

Janus Protected Series | 7

Janus Protected Series - Global (unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2013				per the January 28, 2013 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Protected Series - Global – Class A Shares
NAV	6.48%	–1.76%	9.01%	4.80%	1.93%
MOP	0.36%	–7.37%	4.13%

Janus Protected Series - Global – Class C Shares
NAV	6.03%	–2.55%	8.18%	5.67%	2.67%
CDSC	5.03%	–3.53%	8.18%

Janus Protected Series - Global – Class D Shares(1)	6.58%	–1.76%	8.93%	5.59%	2.03%

Janus Protected Series - Global – Class I Shares	6.66%	–1.49%	9.23%	4.77%	1.66%

Janus Protected Series - Global – Class S Shares	6.49%	–1.93%	8.78%	5.29%	2.16%

Janus Protected Series - Global – Class T Shares	6.57%	–1.67%	9.08%	5.04%	1.91%

Morgan Stanley Capital International World Growth Index	9.39%	10.54%	21.84%

Protected Series - Global Blended Index	5.59%	6.42%	12.84%

Morgan Stanley Capital International All Country World IndexSM	9.57%	10.55%	20.93%

Morningstar Quartile – Class I Shares	–	4th	4th

Morningstar Ranking – based on total return for World Allocation Funds	–	497/517	379/469

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

8 | MARCH 31, 2013

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2014, and include a Capital Protection Fee that can fluctuate between 0.60% and 0.75%.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund is not a capital guaranteed or insured fund. As with all investments, there are inherent risks when investing in the Fund including, but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk, each as disclosed in the Fund’s Prospectuses. The protection feature is subject to various conditions and the financial payment capabilities of BNP Paribas Prime Brokerage, Inc. (the “Capital Protection Provider”).

The Capital Protection Agreement is a financial product that is intended to protect the Fund against significant market declines and does not in any way constitute any form of insurance. The Capital Protection Provider is not an insurance company or an insurance provider, nor is it acting as an adviser or subadviser for the Fund.

Only shareholders who hold their shares on termination date are entitled to receive the Protected NAV from the Fund.

The Fund’s asset allocation will vary over time depending on market conditions and therefore the Fund’s allocation to each investment component could change as frequently as daily resulting in a higher portfolio turnover rate than other mutual funds. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance.

Amounts owed by the Capital Protection Provider under the Capital Protection Agreement are owed directly to the Fund and not to the Fund’s shareholders. As a result, a shareholder’s ability to receive the Protected NAV from the Fund is dependent on the Fund’s ability to collect any settlement amount due from the Capital Protection Provider, and/or its parent guarantor pursuant to the terms of the Capital Protection Agreement. Fund transactions involving a counterparty, such as the Capital Protection Provider and/or its parent guarantor, are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e. financial difficulties, bankruptcy or insolvency), market activities or developments, or other reasons, whether foreseen or not. As such the Fund’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent guarantor’s, financial condition.

Although the risk allocation methodology is designed so that the NAV of any share class does not fall below its Protected NAV, there is the possibility that the risk allocation methodology may not work as designed and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Fund will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and liquidate as soon as possible following the event.

It is possible that under the terms of the Capital Protection Agreement, the Fund’s allocation to the Equity Component could drop to a low level or be eliminated altogether, especially during periods of heightened volatility in the equity markets. This would reduce the Fund’s ability to participate in upward equity market movements and therefore, represents loss of opportunity compared to a fund that is fully invested in equities and may cause the Fund to underperform its primary benchmark and/or other similarly situated growth funds. As a result, the Fund may not achieve its investment objective.

The Fund uses short index futures and other types of derivatives in attempt to hedge risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

Janus Protected Series | 9

Janus Protected Series - Global (unaudited)

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 15, 2011
(1)	Closed to new investors.

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; the capital protection fee; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12 - 3/31/13)

Class A Shares	$1,000.00	$1,064.80	$9.88	$1,000.00	$1,015.36	$9.65	1.92%

Class C Shares	$1,000.00	$1,060.30	$13.66	$1,000.00	$1,011.67	$13.34	2.66%

Class D Shares	$1,000.00	$1,065.80	$9.17	$1,000.00	$1,016.06	$8.95	1.78%

Class I Shares	$1,000.00	$1,066.60	$8.50	$1,000.00	$1,016.70	$8.30	1.65%

Class S Shares	$1,000.00	$1,064.90	$9.99	$1,000.00	$1,015.26	$9.75	1.94%

Class T Shares	$1,000.00	$1,066.70	$8.76	$1,000.00	$1,016.45	$8.55	1.70%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financials or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

10 | MARCH 31, 2013

Janus Protected Series - Global

Schedule of Investments (unaudited)

As of March 31, 2013

Shares/Principal/Contract Amounts		Value

Common Stock – 82.8%
Agricultural Chemicals – 1.4%
1,021	Monsanto Co.	$107,848
1,900	Potash Corp. of Saskatchewan, Inc. (U.S. Shares)	74,575
		182,423
Airlines – 1.0%
3,235	Delta Air Lines, Inc.*	53,410
2,670	United Continental Holdings, Inc.*	85,467
		138,877
Apparel Manufacturers – 0.8%
2,592	Burberry Group PLC	52,333
5,400	Prada SpA	54,958
		107,291
Applications Software – 0.2%
438	Intuit, Inc.	28,755
Athletic Footwear – 0.4%
815	NIKE, Inc. – Class B	48,093
Automotive – Cars and Light Trucks – 0.6%
13,000	Isuzu Motors, Ltd.	78,315
Beverages – Wine and Spirits – 1.1%
1,172	Pernod-Ricard S.A.	146,025
Brewery – 1.1%
2,809	SABMiller PLC	147,824
Cable/Satellite Television – 1.3%
2,441	Comcast Corp. – Class A	102,547
734	Time Warner Cable, Inc.	70,508
		173,055
Chemicals – Diversified – 0.8%
1,692	Israel Chemicals, Ltd.	21,880
1,265	LyondellBasell Industries N.V. – Class A	80,062
		101,942
Commercial Banks – 2.4%
2,537	Banco Bilbao Vizcaya Argentaria S.A.	21,991
7,600	Banco do Brasil S.A.	103,277
87,000	China Construction Bank Corp.	71,059
454	Qatar National Bank SAQ	16,711
9,027	Sberbank of Russia (ADR)	115,726
		328,764
Commercial Services – Finance – 1.1%
275	MasterCard, Inc. – Class A	148,811
Computer Aided Design – 0.2%
395	ANSYS, Inc.*	32,161
Computers – 1.1%
342	Apple, Inc.**	151,380
Consulting Services – 0.7%
1,490	Verisk Analytics, Inc. – Class A*	91,829
Consumer Products – Miscellaneous – 0.3%
17,100	Samsonite International S.A.	42,737
Containers – Metal and Glass – 0.6%
1,969	Crown Holdings, Inc.*	81,930
Cosmetics and Toiletries – 1.6%
1,112	Colgate-Palmolive Co.	131,250
1,306	Estee Lauder Cos., Inc. – Class A	83,623
		214,873
Diversified Banking Institutions – 3.7%
2,622	Citigroup, Inc.	115,997
3,053	Credit Suisse Group A.G.	80,137
2,429	Deutsche Bank A.G.	94,690
2,899	JPMorgan Chase & Co.	137,587
2,096	Societe Generale S.A.	68,854
		497,265
Diversified Operations – 1.2%
1,243	Danaher Corp.	77,252
1,194	Dover Corp.	87,019
		164,271
E-Commerce/Products – 1.6%
270	Amazon.com, Inc.*	71,952
1,520	eBay, Inc.*	82,415
6,500	Rakuten, Inc.	66,367
		220,734
E-Commerce/Services – 0.5%
99	priceline.com, Inc.*	68,105
Electronic Components – Miscellaneous – 0.5%
1,441	TE Connectivity, Ltd. (U.S. Shares)	60,421
Electronic Components – Semiconductors – 1.6%
5,190	ARM Holdings PLC	72,618
1,513	International Rectifier Corp.*	32,000
6,350	ON Semiconductor Corp.*	52,578
46	Samsung Electronics Co., Ltd.	62,447
		219,643
Electronic Connectors – 0.4%
702	Amphenol Corp. – Class A	52,404
Electronic Measuring Instruments – 0.9%
400	Keyence Corp.	122,397
Electronic Security Devices – 0.4%
1,771	Tyco International, Ltd. (U.S. Shares)	56,672
Enterprise Software/Services – 0.3%
1,135	Informatica Corp.*	39,123
Entertainment Software – 0.2%
2,400	Nexon Co., Ltd.	23,281
Finance – Credit Card – 0.8%
1,549	American Express Co.	104,496
Food – Confectionary – 0.8%
1,262	Hershey Co.	110,463
Food – Miscellaneous/Diversified – 1.7%
1,246	McCormick & Co., Inc.	91,643
3,451	Unilever N.V.	141,343
		232,986
Food – Retail – 0.6%
968	Whole Foods Market, Inc.	83,974
Hotels and Motels – 0.5%
935	Accor S.A.	32,476
16,000	Shangri-La Asia, Ltd.	31,331
		63,807

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Protected Series | 11

Janus Protected Series - Global

Schedule of Investments (unaudited)

As of March 31, 2013

Shares/Principal/Contract Amounts		Value

Industrial Automation and Robotics – 1.0%
900	FANUC Corp.	$137,601
Instruments – Controls – 0.7%
2,785	Sensata Technologies Holding N.V.*	91,543
Internet Content – Entertainment – 0.2%
1,635	Youku Tudou, Inc. (ADR)*	27,419
Internet Gambling – 0.5%
29,717	Bwin.Party Digital Entertainment PLC	64,830
Investment Management and Advisory Services – 0.8%
1,460	T. Rowe Price Group, Inc.	109,310
Life and Health Insurance – 2.2%
44,600	AIA Group, Ltd.	195,354
6,172	Prudential PLC	99,860
		295,214
Machinery – General Industrial – 0.4%
2,600	Nabtesco Corp.	53,094
Machinery – Pumps – 0.6%
2,143	Weir Group PLC	73,675
Medical – Biomedical and Genetic – 3.2%
1,014	Alexion Pharmaceuticals, Inc.*	93,430
866	Celgene Corp.*	100,378
2,202	Gilead Sciences, Inc.*	107,744
3,406	Incyte Corp., Ltd.*	79,734
819	Vertex Pharmaceuticals, Inc.*	45,029
		426,315
Medical – Drugs – 3.2%
1,580	Jazz Pharmaceuticals PLC*	88,338
2,138	Medivation, Inc.*	99,994
865	Sanofi	87,885
2,586	Shire PLC	78,730
1,027	Valeant Pharmaceuticals International, Inc.	77,116
		432,063
Medical – HMO – 0.6%
1,539	Aetna, Inc.	78,674
Medical Information Systems – 0.6%
808	athenahealth, Inc.*	78,408
Metal – Iron – 0.8%
27,335	Fortescue Metals Group, Ltd.	112,105
Metal Processors and Fabricators – 0.5%
356	Precision Castparts Corp.	67,505
Multimedia – 1.3%
3,496	News Corp. – Class A	106,698
1,219	Walt Disney Co.	69,239
		175,937
Networking Products – 0.7%
4,498	Cisco Systems, Inc.	94,053
Oil – Field Services – 0.7%
1,204	Schlumberger, Ltd. (U.S. Shares)	90,168
Oil and Gas Drilling – 0.7%
1,459	Helmerich & Payne, Inc.	88,561
Oil Companies – Exploration and Production – 6.1%
5,106	Cobalt International Energy, Inc.*	143,989
1,401	EOG Resources, Inc.	179,426
2,483	Genel Energy PLC*	30,555
1,288	Noble Energy, Inc.	148,970
21,248	Ophir Energy PLC*	149,489
9,266	Tullow Oil PLC	173,287
		825,716
Oil Companies – Integrated – 1.1%
2,337	Royal Dutch Shell PLC (ADR)	152,279
Oil Field Machinery and Equipment – 0.7%
1,297	National Oilwell Varco, Inc.	91,763
Oil Refining and Marketing – 1.7%
1,451	PBF Energy, Inc.	53,934
3,949	Valero Energy Corp.	179,640
		233,574
Pharmacy Services – 1.5%
1,890	Express Scripts Holding Co.*	108,958
2,101	Omnicare, Inc.	85,553
		194,511
Real Estate Management/Services – 1.5%
1,123	Jones Lang LaSalle, Inc.	111,637
3,000	Mitsubishi Estate Co., Ltd.	84,499
		196,136
Real Estate Operating/Development – 1.4%
2,329	Brookfield Asset Management, Inc. – Class A (U.S. Shares)	84,985
23,000	Hang Lung Properties, Ltd.	85,928
20,000	Shun Tak Holdings, Ltd.	10,770
		181,683
REIT – Health Care – 0.4%
774	Ventas, Inc.	56,657
REIT – Regional Malls – 0.5%
445	Simon Property Group, Inc.	70,559
Retail – Apparel and Shoe – 0.4%
2,845	American Eagle Outfitters, Inc.	53,202
Retail – Jewelry – 0.6%
496	Cie Financiere Richemont S.A.	38,938
562	Tiffany & Co.	39,081
		78,019
Semiconductor Components/Integrated Circuits – 1.1%
9,764	Atmel Corp.*	67,957
24,000	Taiwan Semiconductor Manufacturing Co., Ltd.	80,268
		148,225
Software Tools – 0.3%
480	VMware, Inc. – Class A*	37,862
Steel – Producers – 1.0%
6,304	ThyssenKrupp A.G.	128,187
Super-Regional Banks – 0.7%
2,810	U.S. Bancorp	95,343
Telecommunication Services – 1.4%
2,489	Amdocs, Ltd. (U.S. Shares)	90,226
14,500	Tower Bersama Infrastructure Tbk PT	9,030
1,759	Virgin Media, Inc.	86,138
		185,394
Television – 0.5%
1,490	CBS Corp. – Class B	69,568

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

12 | MARCH 31, 2013

Schedule of Investments (unaudited)

As of March 31, 2013

Shares/Principal/Contract Amounts		Value

Therapeutics – 0.5%
1,162	BioMarin Pharmaceutical, Inc.*	$72,346
Tobacco – 2.2%
4,167	Imperial Tobacco Group PLC	145,539
4,700	Japan Tobacco, Inc.**	150,058
		295,597
Toys – 0.6%
905	Mattel, Inc.	39,630
400	Nintendo Co., Ltd.	43,136
		82,766
Transactional Software – 0.3%
793	Solera Holdings, Inc.	46,256
Transportation – Marine – 0.9%
16	A.P. Moeller – Maersk A/S – Class B	125,092
Transportation – Railroad – 2.5%
2,125	Canadian Pacific Railway, Ltd.	277,321
511	Kansas City Southern	56,670
		333,991
Transportation – Services – 1.6%
1,884	Koninklijke Vopak N.V.	113,565
971	Kuehne + Nagel International A.G.	105,899
		219,464
Web Portals/Internet Service Providers – 0.8%
137	Google, Inc. – Class A*	108,782
Wireless Equipment – 1.4%
743	Crown Castle International Corp.*	51,742
1,074	Motorola Solutions, Inc.	68,768
5,723	Telefonaktiebolaget L.M. Ericsson – Class B	71,338
		191,848

Total Common Stock (cost $9,899,844)		11,136,422

U.S. Treasury Notes/Bonds – 0.2%
	U.S. Treasury Notes/Bonds:
$15,000	0.8750%, 11/30/16	15,206
15,000	1.3750%, 11/30/18	15,380

Total U.S. Treasury Notes/Bonds (cost $29,903)		30,586

Money Market – 17.1%
2,304,152	Janus Cash Liquidity Fund LLC, 0% (cost $2,304,152)	2,304,152

Capital Protection Agreement – 0%
1	Janus Protected Series - Global with BNP Paribas Prime Brokerage, Inc.°°,§ exercise price at 3/31/13 $9.17 – $9.19 (cost $0)	0

Total Investments (total cost $12,233,899) – 100.1%		13,471,160

Liabilities, net of Cash, Receivables and Other Assets– (0.1)%		(18,675)

Net Assets – 100%		$13,452,485

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$112,105	0.8%
Bermuda	31,331	0.2%
Brazil	103,277	0.8%
Canada	513,997	3.8%
Cayman Islands	27,419	0.2%
China	71,059	0.5%
Curacao	90,168	0.7%
Denmark	125,092	0.9%
France	335,240	2.5%
Germany	222,877	1.6%
Gibraltar	64,830	0.5%
Guernsey	90,226	0.7%
Hong Kong	292,052	2.2%
Indonesia	9,030	0.1%
Ireland	88,338	0.7%
Israel	21,880	0.2%
Italy	54,958	0.4%
Japan	758,748	5.6%
Jersey	109,285	0.8%
Luxembourg	42,737	0.3%
Netherlands	426,513	3.2%
Qatar	16,711	0.1%
Russia	115,726	0.9%
South Korea	62,447	0.5%
Spain	21,991	0.2%
Sweden	71,338	0.5%
Switzerland	342,067	2.5%
Taiwan	80,268	0.6%
United Kingdom	1,066,904	7.9%
United States††	8,102,546	60.1%

Total	$13,471,160	100.0%

††	Includes Cash Equivalents of 17.1%.

	Premium to		Unrealized
Schedule of Purchased Option – Zero Strike Call	be Paid	Value	Appreciation

BNP IVIX Index expires September 2013 39,865 contracts exercise price $0.00	$143,945	$151,217	$7,272

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Protected Series | 13

Janus Protected Series - Growth (unaudited)

Fund Snapshot
Janus Protected Series – Growth is a growth fund with a protection feature that seeks to minimize and cap losses. This is the only U.S. fund series that offers potential upside based on stock market participation and a level of protection in falling markets.
Jonathan Coleman portfolio manager

Performance Review

Janus Protected Series – Growth Class I Shares returned 1.47% for the six-month period ended March 31, 2013, versus a return of 8.10% for the Russell 1000 Growth Index, the Fund’s primary benchmark. A new secondary benchmark, the Protected Series – Growth Blended Index, returned 4.86% during the period. The Fund’s previous secondary benchmark, the S&P 500, returned 10.19%.

Investment Environment

Equity markets were volatile toward the end of 2012, with election considerations and the looming fiscal cliff weighing on investor sentiment. However, equities enjoyed a sharp rally to kick off 2013. The market rise was fueled by increasing optimism that the global economic outlook is improving. That optimism has lifted stocks, but especially those that are more economically exposed.

Performance Discussion

Volatility decreased in the first three months of 2013, allowing us to increase our exposure to equities. We entered the six-month period at 40.1% exposure to equities and ended at 42.0% exposure, with the protection component comprising the rest of the portfolio. If the Fund would have been able to have a heavier weighting in the equity component during the period, it may have been able to benefit from rising markets and had better performance. The protection component can be comprised of cash and cash equivalents, U.S. Treasuries, short index futures and other instruments designed to reduce equity market exposure. Depending on the market environment, the Fund can be invested in any variation in either component. In rising markets, we expect there to be more assets in the equity component as compared with falling markets during which we expect to have more allocated to the protection component. The protection feature, however, affects the Fund’s ability to respond to changing equity market conditions and the Fund’s ability to capture certain market gains.

During the course of the period, the average allocation to the protection component was approximately 59.07%. This is a higher allocation than we began or ended the period with, reflecting a spike in volatility at the end of 2012. When volatility decreased, we were able to lower our exposure to the protection component. In declining markets, we expect the protection component to contribute to performance. In rising markets, we expect the protection component to detract from relative performance. The volatility the market was still experiencing in recent months kept us from allocating more of the Fund’s assets to the equity component, and the high allocation to the protection component caused us to underperform the benchmark this period.

In addition to the protection component allocation, the Fund has a protection feature that is designed to minimize and ultimately cap any losses at a maximum of 20%. As the Net Asset Value (NAV) of the Fund rises to new levels, the Protected NAV (PNAV) also rises. Over time, this could lead to a situation where an investor could potentially limit losses. We feel this is an attractive feature, providing investors with a level of downside protection, given the significant uncertainty evident in the global economy and markets.

While the Fund lagged its benchmark due to the high allocation to the protection component, if you exclude the protection component allocation and consider only our equity holdings in the Fund, they were in-line with the benchmark’s performance. We emphasize companies with sustainable, long-term growth drivers in our portfolio. We focus on companies with clear, definable growth stories such as a high barrier to entry, a winning management team with a clear vision for the future, stable and recurring revenue streams, or a definable edge in an attractive industry with high growth potential.

While we were generally pleased with the way most companies in our portfolio continued to execute on the strategies that set them apart from their competitors, there were some stocks that negatively impacted performance. Despite the short-term volatility around

14 | MARCH 31, 2013

(unaudited)

these stocks, our long-term views on the companies remain unchanged. Apple was our largest detractor from performance. The stock fell due to concerns that the competitive landscape for the company is becoming more challenging. While some of Apple’s competitors are gaining new, first-time smartphone users by offering less-expensive smartphones, we think Apple is not being given credit for the size and power of its current ecosystem. Current Apple users remain loyal to the brand and we believe those users are increasing their spending on Apple products. We believe Apple will continue to find ways to monetize its current ecosystem. We also believe Apple has been one of the most innovative companies of the last two decades, and that the company will continue to be able to innovate and attract new consumers to its ecosystem.

Express Scripts also detracted from performance. The stock fell after the company’s CEO said consensus expectations for earnings growth were too aggressive. This does not change our long-term view of the company, however. Health care costs are rising and we think pharmacy benefit managers provide an important service by taking costs out of the health care system. Acquisitions have made Express Scripts the largest pharmacy benefit manager, and give the company greater purchasing power as it aggregates more patients.

Several pharmaceutical companies were among our top contributors to performance during the period. Gilead Sciences and Celgene were the two largest contributors to the Fund’s performance. We believe our research team has done a tremendous job of understanding the underlying potential of the drugs in both companies’ pipelines as these drugs go through the development process. The market is now beginning to appreciate what some of these drugs mean to the companies’ revenue streams. Gilead’s new single-pill HIV treatment offers patients a simpler drug regimen than some competing HIV drugs. The Gilead treatment is also potentially more tolerable than other single-pill competitors. Meanwhile, Gilead’s new treatment allows the company the potential to capture a greater share of revenue for HIV treatment than its previous drug, which was used in combination with treatments from other companies. We think Gilead has also emerged as one of the leaders in a new wave of hepatitis C treatments. Meanwhile, Celgene’s stock has appreciated in recent months as management has explained to the market that multi-year growth will be driven by four different drug franchises, and that Celgene is much more than a one-product company.

Derivatives

This Fund invests in derivatives, primarily options to periodically hedge market risk. The purpose of the option strategy is an attempt to reduce the risk in the portfolio. The Fund may also utilize options or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (“VIX”) or another volatility index. Such investments would be used in accordance with the risk methodology under the Capital Protection Agreement and would be designed in an effort to limit losses in a sharp market decline. There is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. During the period, this strategy detracted from relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Outlook

While the economy has stabilized, we expect slow economic growth going forward. However, we believe U.S. companies have generally honed their ability to perform well in a low-growth environment. Cheap energy, especially natural gas, is lowering manufacturing costs, which is a long-term benefit for many industries. Meanwhile the adoption of technology across a number of sectors is helping businesses plan better, strategize better and deliver more consistent results.

If the economy does grow at a slow pace, we think it favors our investment process. We are encouraged by the idea generation of our research analysts, who continue to find companies with reasonable valuations relative to their long-term, multiyear growth trajectories. These companies do not need rapid economic expansion to thrive, in our view. If we are correct in our understanding of their businesses, they have sustainable, competitive advantages that should allow them to continue to grow in many economic environments. In a growth-challenged world, companies that can put up better-than-average growth should be rewarded.

Thank you for your investment in Janus Protected Series – Growth.

Janus Protected Series | 15

Janus Protected Series - Growth (unaudited)

Janus Protected Series - Growth At A Glance

5 Top Performers – Holdings

Contribution

Gilead Sciences, Inc.	0.82%
Celgene Corp.	0.65%
Canadian Pacific Railway, Ltd.	0.56%
Precision Castparts Corp.	0.52%
CBS Corp. – Class B	0.52%

5 Bottom Performers – Holdings

Contribution

Apple, Inc.	–3.42%
Express Scripts Holding Co.	–0.18%
EMC Corp.	–0.15%
Medivation, Inc.	–0.13%
Petroleo Brasileiro S.A. (ADR)	–0.13%

5 Top Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	Russell 1000® Growth Index Weighting

Information Technology	2.77%	10.49%	30.56%
Other**	0.09%	4.89%	0.00%
Telecommunication Services	0.02%	0.33%	2.27%
Utilities	0.01%	–0.13%	0.21%
Materials	–0.06%	1.36%	3.92%

5 Bottom Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	Russell 1000® Growth Index Weighting

Protection Component**	–5.15%	60.10%	0.00%
Industrials	–1.00%	4.48%	12.62%
Consumer Discretionary	–0.81%	6.77%	16.73%
Health Care	–0.58%	4.91%	12.21%
Financials	–0.27%	0.58%	4.62%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

16 | MARCH 31, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2013

Apple, Inc. Computers	2.8%
Google, Inc. – Class A Web Portals/Internet Service Providers	1.8%
Limited Brands, Inc. Retail – Apparel and Shoe	1.1%
Precision Castparts Corp. Metal Processors and Fabricators	1.1%
Gilead Sciences, Inc. Medical – Biomedical and Genetic	1.0%

7.8%

Asset Allocation – (% of Net Assets)
As of March 31, 2013

Emerging markets comprised 0.3% of total net assets.

*Cash Equivalents is comprised of an investment in Janus Cash Liquidity Fund LLC. This Fund invests primarily in short-term money market securities.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2013

As of September 30, 2012

Janus Protected Series | 17

Janus Protected Series - Growth (unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2013				per the January 28, 2013 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Protected Series - Growth – Class A Shares
NAV	1.36%	–2.40%	–5.64%	1.93%	1.79%
MOP	–4.48%	–8.02%	–8.52%

Janus Protected Series - Growth – Class C Shares
NAV	1.03%	–2.97%	–6.31%	2.68%	2.52%
CDSC	0.03%	–3.94%	–6.31%

Janus Protected Series - Growth – Class D Shares(1)	1.36%	–2.18%	–5.53%	1.93%	1.60%

Janus Protected Series - Growth – Class I Shares	1.47%	–2.07%	–5.42%	1.67%	1.52%

Janus Protected Series - Growth – Class S Shares	1.36%	–2.40%	–5.75%	2.18%	1.97%

Janus Protected Series - Growth – Class T Shares	1.36%	–2.29%	–5.59%	1.87%	1.72%

Russell 1000® Growth Index	8.10%	10.09%	9.98%

Protected Series - Growth Blended Index	4.86%	6.11%	6.15%

S&P 500® Index	10.19%	13.96%	10.77%

Morningstar Quartile – Class I Shares	–	4th	4th

Morningstar Ranking – based on total return for Moderate Allocation Funds	–	937/946	901/910

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

18 | MARCH 31, 2013

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2014, and include a Capital Protection Fee that can fluctuate between 0.60% and 0.75%.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund is not a capital guaranteed or insured fund. As with all investments, there are inherent risks when investing in the Fund including, but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk, each as disclosed in the Fund’s Prospectuses. The protection feature is subject to various conditions and the financial payment capabilities of BNP Paribas Prime Brokerage, Inc. (the “Capital Protection Provider”).

The Capital Protection Agreement is a financial product that is intended to protect the Fund against significant market declines and does not in any way constitute any form of insurance. The Capital Protection Provider is not an insurance company or an insurance provider, nor is it acting as an adviser or subadviser for the Fund.

Only shareholders who hold their shares on termination date are entitled to receive the Protected NAV from the Fund.

The Fund’s asset allocation will vary over time depending on market conditions and therefore the Fund’s allocation to each investment component could change as frequently as daily resulting in a higher portfolio turnover rate than other mutual funds. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance.

Amounts owed by the Capital Protection Provider under the Capital Protection Agreement are owed directly to the Fund and not to the Fund’s shareholders. As a result, a shareholder’s ability to receive the Protected NAV from the Fund is dependent on the Fund’s ability to collect any settlement amount due from the Capital Protection Provider, and/or its parent guarantor pursuant to the terms of the Capital Protection Agreement. Fund transactions involving a counterparty, such as the Capital Protection Provider and/or its parent guarantor, are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e. financial difficulties, bankruptcy or insolvency), market activities or developments, or other reasons, whether foreseen or not. As such the Fund’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent guarantor’s, financial condition.

Although the risk allocation methodology is designed so that the NAV of any share class does not fall below its Protected NAV, there is the possibility that the risk allocation methodology may not work as designed and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Fund will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and liquidate as soon as possible following the event.

It is possible that under the terms of the Capital Protection Agreement, the Fund’s allocation to the Equity Component could drop to a low level or be eliminated altogether, especially during periods of heightened volatility in the equity markets. This would reduce the Fund’s ability to participate in upward equity market movements and therefore, represents loss of opportunity compared to a fund that is fully invested in equities and may cause the Fund to underperform its primary benchmark and/or other similarly situated growth funds. As a result, the Fund may not achieve its investment objective.

The Fund uses short index futures and other types of derivatives in attempt to hedge risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – May 4, 2011
(1)	Closed to new investors.

Janus Protected Series | 19

Janus Protected Series - Growth (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; the capital protection fee; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12 - 3/31/13)

Class A Shares	$1,000.00	$1,013.60	$8.74	$1,000.00	$1,016.26	$8.75	1.74%

Class C Shares	$1,000.00	$1,010.30	$12.53	$1,000.00	$1,012.47	$12.54	2.50%

Class D Shares	$1,000.00	$1,013.60	$8.23	$1,000.00	$1,016.75	$8.25	1.64%

Class I Shares	$1,000.00	$1,014.70	$7.48	$1,000.00	$1,017.50	$7.49	1.49%

Class S Shares	$1,000.00	$1,013.60	$8.79	$1,000.00	$1,016.21	$8.80	1.75%

Class T Shares	$1,000.00	$1,013.60	$8.18	$1,000.00	$1,016.80	$8.20	1.63%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financials or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

20 | MARCH 31, 2013

Janus Protected Series - Growth

Schedule of Investments (unaudited)

As of March 31, 2013

Shares/Principal/Contract Amounts		Value

Common Stock – 42.0%
Agricultural Chemicals – 0.6%
5,243	Monsanto Co.	$553,818
Apparel Manufacturers – 0.8%
10,216	Coach, Inc.	510,698
22,872	Prada SpA	232,777
		743,475
Applications Software – 0.8%
11,250	Intuit, Inc.	738,563
Athletic Footwear – 0.9%
14,513	NIKE, Inc. – Class B	856,412
Beverages – Wine and Spirits – 0.8%
6,117	Pernod-Ricard S.A.	762,146
Brewery – 1.5%
8,637	Anheuser-Busch InBev N.V. (ADR)	859,813
11,147	SABMiller PLC	586,613
		1,446,426
Cable/Satellite Television – 0.6%
5,748	Time Warner Cable, Inc.	552,153
Commercial Services – Finance – 0.6%
1,094	MasterCard, Inc. – Class A	591,996
Computer Aided Design – 0.4%
4,763	ANSYS, Inc.*	387,803
Computers – 2.8%
6,136	Apple, Inc.**	2,715,978
Computers – Integrated Systems – 0.1%
1,983	Teradata Corp.*	116,025
Computers – Memory Devices – 0.2%
6,430	EMC Corp.*	153,613
Consulting Services – 0.3%
5,242	Verisk Analytics, Inc. – Class A*	323,064
Containers – Metal and Glass – 0.4%
8,857	Ball Corp.	421,416
Cosmetics and Toiletries – 0.4%
3,638	Colgate-Palmolive Co.	429,393
Distribution/Wholesale – 1.0%
5,846	Fastenal Co.	300,192
2,768	W.W. Grainger, Inc.	622,745
		922,937
Diversified Operations – 0.7%
11,069	Danaher Corp.	687,938
E-Commerce/Products – 1.1%
892	Amazon.com, Inc.*	237,709
14,418	eBay, Inc.*	781,744
		1,019,453
E-Commerce/Services – 0.2%
295	priceline.com, Inc.*	202,939
Electronic Components – Miscellaneous – 0.7%
16,026	TE Connectivity, Ltd. (U.S. Shares)	671,970
Electronic Components – Semiconductors – 0.4%
44,960	ON Semiconductor Corp.*	372,269
Electronic Connectors – 0.5%
6,549	Amphenol Corp. – Class A	488,883
Electronic Security Devices – 0.4%
12,556	Tyco International, Ltd. (U.S. Shares)	401,792
Enterprise Software/Services – 1.4%
10,581	Informatica Corp.*	364,727
29,182	Oracle Corp.**	943,746
		1,308,473
Finance – Credit Card – 0.2%
1,044	Visa, Inc. – Class A	177,313
Food – Miscellaneous/Diversified – 0.1%
3,019	Unilever N.V.	123,649
Food – Retail – 0.4%
4,873	Whole Foods Market, Inc.	422,733
Industrial Automation and Robotics – 0.5%
2,900	FANUC Corp.	443,381
Industrial Gases – 0.4%
3,804	Praxair, Inc.	424,298
Instruments – Controls – 0.5%
14,328	Sensata Technologies Holding N.V.*	470,961
Internet Content – Information/News – 0.2%
853	LinkedIn Corp. – Class A*	150,179
Investment Management and Advisory Services – 0.4%
4,487	T. Rowe Price Group, Inc.	335,942
Life and Health Insurance – 0.2%
47,200	AIA Group, Ltd.	206,743
Medical – Biomedical and Genetic – 2.2%
1,111	Alexion Pharmaceuticals, Inc.*	102,368
6,075	Celgene Corp.*	704,153
19,795	Gilead Sciences, Inc.*	968,569
5,869	Vertex Pharmaceuticals, Inc.*	322,678
		2,097,768
Medical – Drugs – 2.1%
19,267	AbbVie, Inc.	785,708
7,092	Medivation, Inc.*	331,693
6,294	Shire PLC	191,620
4,038	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	302,931
12,654	Zoetis, Inc.	422,643
		2,034,595
Medical – Generic Drugs – 0.5%
4,277	Perrigo Co.	507,808
Medical – HMO – 0.3%
6,455	Aetna, Inc.	329,980
Medical Products – 0.2%
3,268	Varian Medical Systems, Inc.*	235,296
Metal Processors and Fabricators – 1.1%
5,309	Precision Castparts Corp.	1,006,693
Multimedia – 0.5%
6,995	News Corp. – Class A	213,487
5,347	Walt Disney Co.	303,710
		517,197
Networking Products – 0.2%
9,922	Cisco Systems, Inc.	207,469
Oil and Gas Drilling – 0.3%
4,872	Helmerich & Payne, Inc.	295,730

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Protected Series | 21

Janus Protected Series - Growth

Schedule of Investments (unaudited)

As of March 31, 2013

Shares/Principal/Contract Amounts		Value

Oil Companies – Exploration and Production – 0.8%
2,309	EOG Resources, Inc.	$295,713
3,848	Noble Energy, Inc.	445,060
		740,773
Oil Field Machinery and Equipment – 0.6%
4,459	Dresser-Rand Group, Inc.*	274,942
3,838	National Oilwell Varco, Inc.	271,538
		546,480
Pharmacy Services – 0.8%
13,012	Express Scripts Holding Co.*	750,142
Pipelines – 0.7%
18,233	Kinder Morgan, Inc.	705,252
Recreational Vehicles – 0.2%
2,299	Polaris Industries, Inc.	212,635
REIT – Health Care – 0.2%
3,203	Ventas, Inc.	234,460
REIT – Regional Malls – 0.3%
1,554	Simon Property Group, Inc.	246,402
Retail – Apparel and Shoe – 1.1%
23,143	Limited Brands, Inc.*	1,033,566
Retail – Auto Parts – 0.7%
1,640	AutoZone, Inc.*	650,703
Retail – Discount – 0.5%
4,363	Costco Wholesale Corp.	462,958
Retail – Major Department Stores – 0.7%
4,248	Nordstrom, Inc.	234,617
8,813	TJX Cos., Inc.	412,008
		646,625
Retail – Restaurants – 0.4%
7,089	Starbucks Corp.	403,789
Semiconductor Components/Integrated Circuits – 0.6%
36,537	Atmel Corp.*	254,298
18,317	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	314,869
		569,167
Soap and Cleaning Preparations – 0.2%
2,921	Reckitt Benckiser Group PLC	209,366
Software Tools – 0.5%
5,881	VMware, Inc. – Class A*	463,893
Telecommunication Services – 0.4%
10,537	Amdocs, Ltd. (U.S. Shares)	381,966
Television – 0.7%
14,323	CBS Corp. – Class B	668,741
Tobacco – 0.4%
4,181	Philip Morris International, Inc.	387,621
Toys – 0.4%
8,679	Mattel, Inc.	380,053
Transportation – Railroad – 0.8%
4,906	Canadian Pacific Railway, Ltd.	640,253
1,134	Union Pacific Corp.	161,493
		801,746
Vitamins and Nutrition Products – 0.2%
2,215	Mead Johnson Nutrition Co.	171,552
Web Portals/Internet Service Providers – 1.8%
2,169	Google, Inc. – Class A*	1,722,251
Wireless Equipment – 1.1%
5,281	Crown Castle International Corp.*	367,769
9,705	Motorola Solutions, Inc.	621,411
8,333	Telefonaktiebolaget L.M. Ericsson – Class B	103,872
		1,093,052

Total Common Stock (cost $33,281,977)		40,339,863

Purchased Option – Call – 0.3%
1,025	SPDR S&P 500® Trust (ETF) expires May 2013 exercise price $156.00 (premiums paid $290,075)	307,371

U.S. Treasury Notes/Bonds – 3.0%
	U.S. Treasury Notes/Bonds:
$1,250,000	1.0000%, 9/30/16	1,273,340
1,520,000	0.8750%, 11/30/16	1,540,900

Total U.S. Treasury Notes/Bonds (cost $2,776,968)		2,814,240

Money Market – 54.9%
52,737,711	Janus Cash Liquidity Fund LLC, 0% (cost $52,737,711)	52,737,711

Capital Protection Agreement – 0%
1	Janus Protected Series - Growth with BNP Paribas Prime Brokerage, Inc.°°,§ exercise price at 3/31/13 $8.13 (cost $0)	0

Total Investments (total cost $89,086,731) – 100.2%		96,199,185

Liabilities, net of Cash, Receivables and Other Assets**– (0.2)%		(155,225)

Net Assets – 100%		$96,043,960

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$859,813	0.9%
Canada	943,184	1.0%
France	762,146	0.8%
Guernsey	381,966	0.4%
Hong Kong	206,743	0.2%
Italy	232,777	0.3%
Japan	443,381	0.5%
Jersey	191,620	0.2%
Netherlands	594,610	0.6%
Sweden	103,872	0.1%
Switzerland	1,073,762	1.1%
Taiwan	314,869	0.3%
United Kingdom	795,979	0.8%
United States††	89,294,463	92.8%

Total	$96,199,185	100.0%

††	Includes Cash Equivalents of 54.8%.

Financial Future – Short
9 Contracts	S&P 500® E-mini expires June 2013, principal amount $696,239, value $703,215, cumulative appreciation	$(6,976)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

22 | MARCH 31, 2013

Schedule of Investments (unaudited)

As of March 31, 2013

	Premium to		Unrealized
Schedule of Purchased Option – Zero Strike Call	be Paid	Value	Depreciation

BNP IVIX Index expires July 2013 155,655 contracts exercise price $0.00	$(646,513)	$590,463	$(56,050)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Protected Series | 23

Statements of Assets and Liabilities

As of March 31, 2013 (unaudited)
(all numbers in thousands except net asset value per share)	Janus Protected Series - Global	Janus Protected Series - Growth

Assets:
Investments at cost	$12,234	$89,087
Unaffiliated investments at value	$11,167	$43,461
Affiliated investments at value	2,304	52,738
Cash	9	225
Cash denominated in foreign currency(1)	39	–
Restricted cash (Note 1)	–	20
Receivables:
Investments sold	5	1,913
Fund shares sold	1	27
Dividends	10	40
Foreign dividend tax reclaim	2	1
Interest	–	11
Purchased options - zero strike calls at value(2)	7	–
Non-interested Trustees’ deferred compensation	–	2
Other assets	–	1
Total Assets	13,544	98,439
Liabilities:
Payables:
Purchased options - zero strike calls at value(3)	–	56
Investments purchased	55	1,705
Fund shares repurchased	–	389
Advisory fees	4	53
Capital protection fee	7	50
Fund administration fees	–	1
Internal servicing cost	–	1
Administrative services fees	1	4
Distribution fees and shareholder servicing fees	3	29
Administrative, networking and omnibus fees	–	12
Non-interested Trustees’ fees and expenses	–	1
Non-interested Trustees’ deferred compensation fees	–	2
Accrued expenses and other payables	22	85
Variation margin	–	7
Total Liabilities	92	2,395
Net Assets	$13,452	$96,044

See footnotes at the end of the Statements.
See Notes to Financial Statements.

24 | MARCH 31, 2013

As of March 31, 2013 (unaudited)
(all numbers in thousands except net asset value per share)	Janus Protected Series - Global	Janus Protected Series - Growth

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$12,678	$100,072
Undistributed net investment loss*	(124)	(1,863)
Undistributed net realized loss from investment and foreign currency transactions*	(346)	(9,215)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,244	7,050
Total Net Assets	$13,452	$96,044
Net Assets - Class A Shares	$3,352	$33,115
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	300	3,698
Net Asset Value Per Share(4)	$11.18	$8.95
Maximum Offering Price Per Share(5)	$11.86	$9.50
Protected Net Asset Value Per Share(6)	$9.19	$8.13
Net Assets - Class C Shares	$2,172	$23,790
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	196	2,695
Net Asset Value Per Share(4)	$11.07	$8.83
Protected Net Asset Value Per Share(6)	$9.16	$8.13
Net Assets - Class D Shares	$2,259	$7,361
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	202	820
Net Asset Value Per Share	$11.17	$8.97
Protected Net Asset Value Per Share(6)	$9.18	$8.13
Net Assets - Class I Shares	$2,049	$15,605
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	183	1,736
Net Asset Value Per Share	$11.21	$8.99
Protected Net Asset Value Per Share(6)	$9.18	$8.13
Net Assets - Class S Shares	$1,765	$2,912
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	158	326
Net Asset Value Per Share	$11.15	$8.93
Protected Net Asset Value Per Share(6)	$9.18	$8.13
Net Assets - Class T Shares	$1,855	$13,261
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	166	1,479
Net Asset Value Per Share	$11.19	$8.96
Protected Net Asset Value Per Share(6)	$9.19	$8.13

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $39,384 for Janus Protected Series - Global.
(2)	Includes premiums to be paid of $143,945 for purchased option - zero strike call for Janus Protected Series - Global.
(3)	Includes premiums to be paid of $646,513 for purchased option - zero strike call for Janus Protected Series - Growth.
(4)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(5)	Maximum offering price is computed at 100/94.25 of net asset value.
(6)	The Protected NAV is the protection feature of each Fund and is calculated at 80% of the highest previously achieved NAV, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items. Shareholders cannot transact purchases or redemptions at the Protected NAV.
See Notes to Financial Statements.

Janus Protected Series | 25

Statements of Operations

For the period ended March 31, 2013 (unaudited)
(all numbers in thousands)	Janus Protected Series - Global	Janus Protected Series - Growth

Investment Income:
Interest	$–	$12
Dividends	56	376
Dividends from affiliates	3	55
Other Income	–	–
Foreign tax withheld	(2)	(2)
Total Investment Income	57	441
Expenses:
Advisory fees	41	351
Capital protection fee	41	381
Internal servicing expense - Class A Shares	–	3
Internal servicing expense - Class C Shares	–	7
Internal servicing expense - Class I Shares	–	1
Shareholder reports expense	2	20
Transfer agent fees and expenses	1	2
Registration fees	42	–
Custodian fees	18	4
Professional fees	15	13
Non-interested Trustees’ fees and expenses	–	2
Fund administration fees	1	5
Administrative services fees - Class D Shares	1	4
Administrative services fees - Class S Shares	2	4
Administrative services fees - Class T Shares	2	18
Distribution fees and shareholder servicing fees - Class A Shares	4	50
Distribution fees and shareholder servicing fees - Class C Shares	10	147
Distribution fees and shareholder servicing fees - Class S Shares	2	4
Administrative, networking and omnibus fees - Class A Shares	1	16
Administrative, networking and omnibus fees - Class C Shares	–	12
Administrative, networking and omnibus fees - Class I Shares	–	11
Other expenses	2	6
Total Expenses	185	1,061
Expense and Fee Offset	–	–
Net Expenses	185	1,061
Less: Excess Expense Reimbursement	(61)	(26)
Net Expenses after Expense Reimbursement	124	1,035
Net Investment Loss	(67)	(594)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	175	1,436
Net realized loss from futures contracts	(79)	(249)
Net realized gain from written options contracts	70	279
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	677	31
Change in unrealized net appreciation/(depreciation) of futures contracts	–	(12)
Change in unrealized net appreciation/(depreciation) of written option contracts	34	277
Net Gain on Investments	877	1,762
Net Increase in Net Assets Resulting from Operations	$810	$1,168

See Notes to Financial Statements.

26 | MARCH 31, 2013

Statements of Changes in Net Assets

For the period ended March 31, 2013 (unaudited) and	Janus Protected Series - Global		Janus Protected Series - Growth
the year or period ended September 30, 2012 (all numbers in thousands)	2013	2012(1)	2013	2012

Operations:
Net investment loss	$(67)	$(60)	$(594)	$(1,688)
Net realized gain/(loss) from investment and foreign currency transactions	166	(513)	1,466	(3,944)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	711	533	296	8,291
Net Increase/(Decrease) in Net Assets Resulting from Operations	810	(40)	1,168	2,659
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	–	–	–	–
Class C Shares	–	–	–	–
Class D Shares	–	–	–	–
Class I Shares	–	–	–	–
Class S Shares	–	–	–	–
Class T Shares	–	–	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–	–
Class C Shares	–	–	–	–
Class D Shares	–	–	–	–
Class I Shares	–	–	–	–
Class S Shares	–	–	–	–
Class T Shares	–	–	–	–
Net Decrease from Dividends and Distributions	–	–	–	–
Capital Share Transactions:
Shares Sold
Class A Shares	578	3,371	1,878	34,390
Class C Shares	96	1,980	1,013	18,161
Class D Shares	353	2,097	1,212	3,432
Class I Shares	247	1,704	2,393	13,567
Class S Shares	–	1,658	–	10
Class T Shares	79	1,723	525	8,795
Shares Repurchased
Class A Shares	(623)	(166)	(15,502)	(20,473)
Class C Shares	–	(19)	(11,987)	(7,384)
Class D Shares	(131)	(179)	(1,233)	(1,919)
Class I Shares	(25)	–	(4,936)	(22,818)
Class S Shares	–	–	–	(825)
Class T Shares	(22)	(39)	(2,989)	(6,645)
Net Increase/(Decrease) from Capital Share Transactions	552	12,130	(29,626)	18,291
Net Increase/(Decrease) in Net Assets	1,362	12,090	(28,458)	20,950
Net Assets:
Beginning of period	12,090	–	124,502	103,552
End of period	$13,452	$12,090	$96,044	$124,502

Undistributed Net Investment Loss*	$(124)	$(57)	$(1,863)	$(1,268)

*	See Note 5 in Notes to Financial Statements.
(1)	Period from December 15, 2011 (inception date) through September 30, 2012.

See Notes to Financial Statements.

Janus Protected Series | 27

Financial Highlights

Class A Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and the period ended	Janus Protected Series - Global
September 30	2013	2012(1)

Net Asset Value, Beginning of Period	$10.50	$10.00
Income from Investment Operations:
Net investment loss	(0.06)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	0.74	0.53
Total from Investment Operations	0.68	0.50
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$11.18	$10.50
Total Return**	6.48%	5.00%
Net Assets, End of Period (in thousands)	$3,352	$3,186
Average Net Assets for the Period (in thousands)	$3,348	$2,002
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.86%	4.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.92%	1.90%
Ratio of Net Investment Loss to Average Net Assets***	(1.03)%	(0.70)%
Portfolio Turnover Rate	72%	124%

Class A Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and the year or	Janus Protected Series - Growth
period ended September 30	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$8.83	$8.61	$10.00
Income from Investment Operations:
Net investment loss	(0.08)	(0.05)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.20	0.27	(1.38)
Total from Investment Operations	0.12	0.22	(1.39)
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$8.95	$8.83	$8.61
Total Return**	1.36%	2.56%	(13.90)%
Net Assets, End of Period (in thousands)	$33,115	$46,314	$31,514
Average Net Assets for the Period (in thousands)	$39,978	$46,797	$11,929
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.77%	1.93%	3.36%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.74%	1.72%	1.66%
Ratio of Net Investment Loss to Average Net Assets***	(0.93)%	(1.12)%	(0.90)%
Portfolio Turnover Rate	40%	170%	149%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through September 30, 2012.
(2)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

28 | MARCH 31, 2013

Class C Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and the period ended	Janus Protected Series - Global
September 30	2013	2012(1)

Net Asset Value, Beginning of Period	$10.44	$10.00
Income from Investment Operations:
Net investment loss	(0.09)	(0.08)
Net gain/(loss) on investments (both realized and unrealized)	0.72	0.52
Total from Investment Operations	0.63	0.44
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$11.07	$10.44
Total Return**	6.03%	4.40%
Net Assets, End of Period (in thousands)	$2,172	$1,953
Average Net Assets for the Period (in thousands)	$2,043	$1,410
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.60%	5.63%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.66%	2.62%
Ratio of Net Investment Loss to Average Net Assets***	(1.77)%	(1.44)%
Portfolio Turnover Rate	72%	124%

Class C Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and the year or	Janus Protected Series - Growth
period ended September 30	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$8.74	$8.59	$10.00
Income from Investment Operations:
Net investment loss	(0.16)	(0.11)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	0.25	0.26	(1.38)
Total from Investment Operations	0.09	0.15	(1.41)
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$8.83	$8.74	$8.59
Total Return**	1.03%	1.75%	(14.10)%
Net Assets, End of Period (in thousands)	$23,790	$34,567	$23,354
Average Net Assets for the Period (in thousands)	$29,477	$33,689	$10,505
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.55%	2.68%	4.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.50%	2.47%	2.39%
Ratio of Net Investment Loss to Average Net Assets***	(1.69)%	(1.87)%	(1.61)%
Portfolio Turnover Rate	40%	170%	149%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through September 30, 2012.
(2)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

Janus Protected Series | 29

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and the period ended	Janus Protected Series - Global
September 30	2013	2012(1)

Net Asset Value, Beginning of Period	$10.48	$10.00
Income from Investment Operations:
Net investment loss	(0.04)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	0.73	0.53
Total from Investment Operations	0.69	0.48
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$11.17	$10.48
Total Return**	6.58%	4.80%
Net Assets, End of Period (in thousands)	$2,259	$1,901
Average Net Assets for the Period (in thousands)	$2,073	$1,560
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.66%	5.58%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.78%	2.02%
Ratio of Net Investment Loss to Average Net Assets***	(0.89)%	(0.83)%
Portfolio Turnover Rate	72%	124%

Class D Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and the year or period	Janus Protected Series - Growth
ended September 30	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$8.85	$8.62	$10.00
Income from Investment Operations:
Net investment loss	(0.04)	(0.04)	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	0.16	0.27	(1.36)
Total from Investment Operations	0.12	0.23	(1.38)
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$8.97	$8.85	$8.62
Total Return**	1.36%	2.67%	(13.80)%
Net Assets, End of Period (in thousands)	$7,361	$7,289	$5,604
Average Net Assets for the Period (in thousands)	$7,112	$7,170	$5,579
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.67%	1.92%	3.48%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.64%	1.60%	1.52%
Ratio of Net Investment Loss to Average Net Assets***	(0.84)%	(1.00)%	(0.52)%
Portfolio Turnover Rate	40%	170%	149%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through September 30, 2012.
(2)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

30 | MARCH 31, 2013

Class I Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and the period ended	Janus Protected Series - Global
September 30	2013	2012(1)

Net Asset Value, Beginning of Period	$10.51	$10.00
Income from Investment Operations:
Net investment loss	(0.03)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	0.73	0.54
Total from Investment Operations	0.70	0.51
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$11.21	$10.51
Total Return**	6.66%	5.10%
Net Assets, End of Period (in thousands)	$2,049	$1,707
Average Net Assets for the Period (in thousands)	$1,830	$1,322
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.52%	4.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.65%	1.65%
Ratio of Net Investment Loss to Average Net Assets***	(0.75)%	(0.47)%
Portfolio Turnover Rate	72%	124%

Class I Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and the year or	Janus Protected Series - Growth
period ended September 30	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$8.86	$8.62	$10.00
Income from Investment Operations:
Net investment loss	(0.04)	(0.06)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.17	0.30	(1.37)
Total from Investment Operations	0.13	0.24	(1.38)
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$8.99	$8.86	$8.62
Total Return**	1.47%	2.78%	(13.80)%
Net Assets, End of Period (in thousands)	$15,605	$17,922	$26,506
Average Net Assets for the Period (in thousands)	$16,386	$23,996	$12,205
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.56%	1.66%	3.06%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.49%	1.47%	1.48%
Ratio of Net Investment Loss to Average Net Assets***	(0.69)%	(0.90)%	(0.73)%
Portfolio Turnover Rate	40%	170%	149%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through September 30, 2012.
(2)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

Janus Protected Series | 31

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and the period ended	Janus Protected Series - Global
September 30	2013	2012(1)

Net Asset Value, Beginning of Period	$10.47	$10.00
Income from Investment Operations:
Net investment loss	(0.06)	(0.06)
Net gain/(loss) on investments (both realized and unrealized)	0.74	0.53
Total from Investment Operations	0.68	0.47
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$11.15	$10.47
Total Return**	6.49%	4.70%
Net Assets, End of Period (in thousands)	$1,765	$1,658
Average Net Assets for the Period (in thousands)	$1,696	$1,294
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.03%	5.26%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.94%	2.14%
Ratio of Net Investment Loss to Average Net Assets***	(1.05)%	(0.96)%
Portfolio Turnover Rate	72%	124%

Class S Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and the year or period	Janus Protected Series - Growth
ended September 30	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$8.81	$8.61	$10.00
Income from Investment Operations:
Net investment loss	(0.04)	(0.09)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	0.16	0.29	(1.36)
Total from Investment Operations	0.12	0.20	(1.39)
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$8.93	$8.81	$8.61
Total Return**	1.36%	2.32%	(13.90)%
Net Assets, End of Period (in thousands)	$2,912	$2,873	$3,588
Average Net Assets for the Period (in thousands)	$2,862	$3,348	$3,933
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.02%	2.11%	3.33%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.75%	1.90%	1.73%
Ratio of Net Investment Loss to Average Net Assets***	(0.95)%	(1.32)%	(0.68)%
Portfolio Turnover Rate	40%	170%	149%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through September 30, 2012.
(2)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

32 | MARCH 31, 2013

Class T Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and the period ended	Janus Protected Series - Global
September 30	2013	2012(1)

Net Asset Value, Beginning of Period	$10.49	$10.00
Income from Investment Operations:
Net investment loss	(0.04)	(0.04)
Net gain/(loss) on investments (both realized and unrealized)	0.74	0.53
Total from Investment Operations	0.70	0.49
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$11.19	$10.49
Total Return**	6.67%	4.90%
Net Assets, End of Period (in thousands)	$1,855	$1,685
Average Net Assets for the Period (in thousands)	$1,740	$1,324
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.78%	5.03%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.70%	1.90%
Ratio of Net Investment Loss to Average Net Assets***	(0.80)%	(0.71)%
Portfolio Turnover Rate	72%	124%

Class T Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and the year or	Janus Protected Series - Growth
period ended September 30	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$8.84	$8.62	$10.00
Income from Investment Operations:
Net investment loss	(0.06)	(0.06)	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	0.18	0.28	(1.36)
Total from Investment Operations	0.12	0.22	(1.38)
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$8.96	$8.84	$8.62
Total Return**	1.36%	2.55%	(13.80)%
Net Assets, End of Period (in thousands)	$13,261	$15,537	$12,986
Average Net Assets for the Period (in thousands)	$14,187	$17,794	$8,438
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.68%	1.85%	3.14%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.63%	1.71%	1.58%
Ratio of Net Investment Loss to Average Net Assets***	(0.83)%	(1.12)%	(0.73)%
Portfolio Turnover Rate	40%	170%	149%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through September 30, 2012.
(2)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

Janus Protected Series | 33

Notes to Schedules of Investments and Other Information (unaudited)

Citigroup 3-Month U.S. Treasury Bill Index	An unmanaged index that represents the performance of three-month Treasury bills. The index reflects reinvestment of all distributions and changes in market prices.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Growth Index	Measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.

Protected Series – Global Blended Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Morgan Stanley Capital International World Growth Index (60%) and the Citigroup 3-Month U.S. Treasury Bill Index (40%).

Protected Series – Growth Blended Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Growth Index (60%) and the Citigroup 3-Month U.S. Treasury Bill Index (40%).

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

°°  Schedule of Fair Valued Securities (as of March 31, 2013)

		Value as a
	Value	% of Net Assets

Janus Protected Series - Global
Capital Protection Agreement	$0	0.0%

Janus Protected Series - Growth
Capital Protection Agreement	$0	0.0%

Securities are valued at “fair value” pursuant to procedures adopted by the Funds’ Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models. Securities are restricted as to resale and may not have a readily available market.

§ Schedule of Restricted and Illiquid Securities (as of March 31, 2013)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Protected Series - Global
Capital Protection Agreement	12/15/11	$0	$0	0.0%

Janus Protected Series - Growth
Capital Protection Agreement	5/4/11	$0	$0	0.0%

34 | MARCH 31, 2013

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of March 31, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Protected Series – Global
Common Stock
Commercial Banks	$213,038	$115,726	$–
Internet Content – Entertainment	–	27,419	–
Oil Companies – Integrated	–	152,279	–
Transportation – Marine	–	125,092	–
All Other	10,502,868	–	–

U.S. Treasury Notes/Bonds	–	30,586	–

Money Market	–	2,304,152	–

Total Investments in Securities	$10,715,906	$2,755,254	$–

Investments in Securities:
Janus Protected Series – Growth
Common Stock
Brewery	$586,613	$859,813	$–
All Other	38,893,437	–	–

U.S. Treasury Notes/Bonds	–	2,814,240	–

Money Market	–	52,737,711	–

Total Investments in Securities	$39,480,050	$56,411,764	$–

Investments in Purchased Options:
Janus Protected Series – Global	$–	$7,272	$–
Janus Protected Series – Growth	–	251,321	–

Other Financial Instruments(a):
Janus Protected Series – Global	$–	$–	$0
Janus Protected Series – Growth	–	(6,507)	0

(a)	Other financial instruments include the capital protection agreement, futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from each Fund at that date. Options are reported at their market value at measurement date. The capital protection agreement is reported at its market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of March 31, 2013 is noted below.

Fund	Aggregate Value

Janus Protected Series - Global	$195,374
Janus Protected Series - Growth	1,146,835

Janus Protected Series | 35

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Protected Series – Global and Janus Protected Series – Growth (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the period ended March 31, 2013. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Capital Protection Agreements
Each Fund has entered into a separate Capital Protection Agreement with BNP Paribas Prime Brokerage, Inc., a U.S. registered broker-dealer (the “Capital Protection Provider”), pursuant to which the Capital Protection Provider will provide capital protection (the “Protection”), initially up to $500 million for Janus Protected Series – Global and $1.5 billion for Janus Protected Series – Growth, to protect against a decrease in the “Protected NAV” (or 80% of the highest NAV attained separately by each share class during the life of either Fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items) of each share class of each respective Fund so long as the terms and conditions of each Capital Protection Agreement are satisfied. Shareholders cannot transact purchases or redemptions at the Protected NAV. In order to comply with the terms of each Capital Protection Agreement, each Fund must provide certain information to the Capital Protection Provider and each Fund’s portfolio manager is required to manage each Fund within certain risk parameters on a daily basis as identified by the Capital Protection Provider based on a risk allocation methodology pursuant to which each Fund allocates its portfolio assets between and within two investment components: (1) the “Equity Component,” through which each Fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential, and (2) the “Protection Component,” through which each Fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. This risk allocation methodology factors in, among other things, market volatility, each Fund’s exposure to industries, sectors, or countries, and liquidity of each Fund’s holdings. Each Fund’s asset allocation will vary over time depending on equity market conditions and the Fund’s portfolio composition. As a result, each Fund’s allocation to each investment component could change as frequently as

36 | MARCH 31, 2013

daily, resulting in a higher portfolio turnover rate than other mutual funds. Each Capital Protection Agreement also imposes very specific reporting and monitoring obligations on each respective Fund, on Janus Capital, and indirectly on each Fund’s custodian. While in some instances the parties will be afforded some opportunity to remedy certain breaches to the agreement, failure to do so within specified cure periods could result in the termination of a Fund’s Capital Protection Agreement at the option of the Capital Protection Provider.

Each Capital Protection Agreement has an initial term of 10 years and may be extended for additional 10-year terms by mutual agreement of each respective Fund and the Capital Protection Provider. There are numerous events that can cause a Capital Protection Agreement to terminate prior to the expiration of any effective term, including the net asset value (“NAV”) of one or more share classes of either Fund falling below its Protected NAV. In the event of termination of the Capital Protection Agreement, the Capital Protection Provider is obligated to pay any settlement owed to the affected Fund pursuant to the agreement on the date of termination. However, the Protection will terminate without any obligation by the Capital Protection Provider to make any payment to the affected Fund if the termination of the Capital Protection Agreement results from acts or omissions of each respective Fund, Janus Capital or certain key employees of Janus Capital, or a Fund’s custodian that constitute gross negligence, fraud, bad faith, willful misconduct, or a criminal act which causes a decrease of 1% or more in the NAV per share of any class of shares of each respective Fund. In addition, the Capital Protection Provider has the right to early terminate either Fund’s Capital Protection Agreement should the aggregate protected amount exceed the maximum settlement amount. In the event of any termination of a Capital Protection Agreement, the affected Fund will terminate and liquidate and the Capital Protection Provider will pay the Fund any amounts due related to the Protection. Only shareholders who hold their shares on the date that a Capital Protection Agreement terminates are entitled to receive the Protected NAV from the affected Fund. The Capital Protection Provider’s obligations to a Fund are subject to all of the terms, conditions, and limitations of each respective Capital Protection Agreement and terminate upon the triggering of the capital protection. Neither the Funds nor Janus Capital will cover any shortfall so a shareholder could lose money including amounts that would have otherwise been protected.

Pursuant to each Capital Protection Agreement, the Capital Protection Provider has agreed to provide capital protection to protect against a decrease in the NAV per share for each share class of each respective Fund below 80% of the highest NAV per share for the share class attained since the inception of the share class, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items, provided the terms and conditions of the relevant Capital Protection Agreement are satisfied and the agreement is not otherwise void. For this capital protection, each Fund pays the Capital Protection Provider, under its respective Capital Protection Agreement, a fee equal to 0.75% of the aggregate protected amount, which is calculated daily and paid monthly. Because the Capital Protection Fee is based on the aggregate protected assets of each respective Fund rather than on the Fund’s total net assets, it can fluctuate between 0.60% and 0.75% of each respective Fund’s total net assets.

The Protected NAV for each share class as well as the percentages of each Fund’s assets that are allocated between the Equity Component and the Protection Component will be posted on the Janus websites at janus.com/allfunds, or janus.com/advisor/mutual-funds for each Fund’s share classes other than Class D Shares. Should a termination or liquidation event occur, shareholders who own shares of any share class on the termination date would be entitled to receive from the affected Fund either the Protected NAV or the then-current NAV for their share class, whichever is higher, which will include any protection amount. Please refer to each Fund’s Prospectuses for information regarding how the Protection works in the event it is triggered and a Fund proceeds to liquidation, as well as how the Protection is calculated to help you understand the 80% protection of the NAV per share.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities

Janus Protected Series | 37

Notes to Financial Statements (unaudited) (continued)

and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Expenses include the fee paid to the Capital Protection Provider. Because the fee is based on the aggregate protected assets of a Fund, it can fluctuate between 0.60% and 0.75%.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Each Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains

38 | MARCH 31, 2013

distributions from a Fund may be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

Because the payment of dividends and distributions could have the effect of reducing either Fund’s NAV as a result of the reduction in the aggregate value of the Funds’ assets, any such distribution made during the term of the respective Capital Protection Agreement, including distributions made before the investment by the shareholder, will reduce the Protected NAV of each share class and therefore the amount of protection afforded to a Fund by the Capital Protection Provider. This means that the Protected NAV could be less than 80% of the highest previously attained NAV. Janus Capital intends to estimate dividends payable prior to any distribution date in an effort to minimize the impact of such distributions to the Protected NAV. There is no guarantee that Janus Capital will be successful in doing so. Incorrect estimates could impact the dividend calculation methodology and affect the Protected NAV per share. Please refer to each Fund’s Prospectuses for additional examples of how distributions will affect the Protected NAV.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Each Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended March 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Restricted Cash
As of March 31, 2013, Janus Protected Series – Growth had restricted cash in the amount of $20,000. The restricted cash represents collateral received in relation to options contracts invested in by the Fund at March 31, 2013. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Janus Protected Series | 39

Notes to Financial Statements (unaudited) (continued)

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2013 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedules of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, a Fund shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

A Fund is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, a Fund cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Fund.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs

40 | MARCH 31, 2013

and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

There were no transfers in or out of Level 1, Level 2 and Level 3 during the period.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by either Fund during the period ended March 31, 2013 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. A Fund may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

Janus Protected Series | 41

Notes to Financial Statements (unaudited) (continued)

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

Each Fund may also utilize swaps, options, exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (“VIX”) or another volatility index. Such investments would be used in accordance with the risk methodology under each Capital Protection Agreement and would be designed in an effort to limit losses in a sharp market decline. There is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. There are costs associated with entering into such investments, which can impact returns. The Capital Protection Provider may be the entity used to enter into a transaction related to the VIX and, if so, would receive compensation.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on

42 | MARCH 31, 2013

securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments. Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value”. Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations.

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of March 31, 2013.

Fair Value of Derivative Instruments as of March 31, 2013

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Protected Series - Global
Capital Protection Agreement	Unaffiliated investments at value	$0		$–
Equity Contracts	Purchased option - zero strike call, at value	7,272		–

Total		$7,272		$–

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Protected Series - Growth
Capital Protection Agreement	Unaffiliated investments at value	$0		$–
Equity Contracts		–	Variation margin	6,507
Equity Contracts	Purchased options, at value	307,371	Purchased option - zero strike call, at value	56,050

Total		$307,371		$62,557

Janus Protected Series | 43

Notes to Financial Statements (unaudited) (continued)

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the period ended March 31, 2013.

The effect of Derivative Instruments on the Statements of Operations for the period ended March 31, 2013

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Capital Protection	Total

Janus Protected Series - Global

Equity Contracts	$(78,509)	$–	$(89,808)	$–	$–	$(168,317)

Capital Protection Agreement	–	–	–	–	0	0

Total	$(78,509)	$–	$(89,808)	$–	$0	$(168,317)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Capital Protection	Total

Janus Protected Series - Global

Equity Contracts	$(352)	$–	$41,108	$–	$–	$40,756

Capital Protection Agreement	–	–	–	–	0	0

Total	$(352)	$–	$41,108	$–	$0	$40,756

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Capital Protection	Total

Janus Protected Series - Growth

Equity Contracts	$(248,557)	$–	$(443,529)	$–	$–	$(692,086)

Capital Protection Agreement	–	–	–	–	0	0

Total	$(248,557)	$–	$(443,529)	$–	$0	$(692,086)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Capital Protection	Total

Janus Protected Series - Growth

Equity Contracts	$(12,086)	$–	$247,924	$–	$–	$235,838

Capital Protection Agreement	–	–	–	–	0	0

Total	$(12,086)	$–	$247,924	$–	$0	$235,838

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
As with all investments, there are inherent risks when investing in the Funds. Each Fund’s participation in the Capital Protection Agreement also subjects the Fund to certain risks not generally associated with equity funds, including but not limited to allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk. For information relating to these and other risks of investing in the Funds as well as other general information about the Funds, please refer to the Funds’ Prospectuses and statements of additional information.

44 | MARCH 31, 2013

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Redemptions, particularly a large redemption, may impact the allocation process, and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that a Fund will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and liquidate as soon as possible following the event. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
A shareholder’s ability to receive the Protected NAV from a Fund is dependent on the Fund’s ability to collect any settlement from the Capital Protection Provider pursuant to the terms of their respective Capital Protection Agreement or from BNP Paribas, the parent company of the Capital Protection Provider (the “Parent Guarantor”), under a separate parent guaranty. Fund transactions involving a counterparty, such as the Capital Protection Provider, are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. As such, a Fund’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well

Janus Protected Series | 45

Notes to Financial Statements (unaudited) (continued)

as its parent company’s, financial condition. As an added measure of protection, the Parent Guarantor has issued an absolute, irrevocable and continuing guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider under each Capital Protection Agreement. There is, however, a risk that the Capital Protection Provider’s parent company may not fulfill its obligations under the guaranty it has issued. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statements of Assets and Liabilities, if applicable.

A Fund may also be exposed to counterparty risk through participation in various programs including, but not limited to, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties. Under the terms of each Capital Protection Agreement, the Protected NAV of each share class will be reduced by any reductions in the NAV per share resulting from such events as, but not limited to, (i) the bankruptcy, insolvency, reorganization or default of a contractual counterparty of a Fund, including counterparties to derivatives transactions, and entities that hold cash or other assets of the Fund; (ii) any trade or pricing error of a Fund; and (iii) any realized or unrealized losses on any investment of a Fund in money market funds.

Emerging Market Investing
Within the parameters of their investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments. In addition, a Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds
The Funds may invest in ETFs which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Real Estate Investing
The Funds may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Sovereign Debt
A Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in

46 | MARCH 31, 2013

relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

		Contractual
	Average	Investment
	Daily	Advisory
	Net Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Protected Series - Global	All Asset Levels	0.64
Janus Protected Series - Growth	All Asset Levels	0.64

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of each Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares of each Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares and Class T Shares of each Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. Each Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses

Janus Protected Series | 47

Notes to Financial Statements (unaudited) (continued)

actually incurred by a Fund. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee and the capital protection fee, but excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rates shown below. Janus Capital has agreed to continue each waiver until at least February 1, 2014. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Janus Protected Series - Global	1.60 - 1.75*
Janus Protected Series - Growth	1.38 - 1.53*

*	Varies based on the amount of the Capital Protection Fee.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by a Fund as unrealized appreciation/(depreciation) and is shown as of March 31, 2013 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $101,857 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2013.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Each Fund pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds. Total compensation of $245,510 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2013. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of a Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2013, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Protected Series - Global	$162
Janus Protected Series - Growth	4,006

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2013.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the period ended March 31, 2013, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Protected Series - Growth	$11,537

48 | MARCH 31, 2013

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, each Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the period ended March 31, 2013, the Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 3/31/13

Janus Cash Liquidity Fund LLC
Janus Protected Series – Global	$5,172,487	$(7,399,055)	$3,103	$2,304,152
Janus Protected Series – Growth	16,308,673	(35,741,000)	54,913	52,737,711

	$21,481,160	$(43,140,055)	$58,016	$55,041,863

The seed capital contribution by Janus Capital or an affiliate as of March 31, 2013 is indicated in the following table:

Seed Capital
Fund	at 3/31/13

Janus Protected Series - Global - Class A Shares	$1,658,275
Janus Protected Series - Global - Class C Shares	1,658,275
Janus Protected Series - Global - Class D Shares	1,658,275
Janus Protected Series - Global - Class I Shares	1,658,275
Janus Protected Series - Global - Class S Shares	1,658,275
Janus Protected Series - Global - Class T Shares	1,658,275
Janus Protected Series - Growth - Class A Shares	3,250,333
Janus Protected Series - Growth - Class C Shares	3,243,593
Janus Protected Series - Growth - Class D Shares	3,251,349
Janus Protected Series - Growth - Class I Shares	3,252,365
Janus Protected Series - Growth - Class S Shares	3,249,023
Janus Protected Series - Growth - Class T Shares	3,251,060

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Protected Series | 49

Notes to Financial Statements (unaudited) (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)	Net Tax Appreciation

Janus Protected Series - Global	$12,414,244	$1,262,860	$(205,944)	$1,056,916
Janus Protected Series - Growth	90,746,592	5,901,530	(448,937)	5,452,593

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, preenactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year or period ended September 30, 2012

Accumulated
	No Expiration		Capital
Fund	Short-Term	Long-Term	Losses

Janus Protected Series - Global(1)	$–	$–	$–
Janus Protected Series - Growth	(1,721,992)	(559,391)	(2,281,383)

(1)	For the period December 15, 2011 (inception date) through September 30, 2012.

6.	Capital Share Transactions

For the period ended March 31, 2013 (unaudited) and the year or period ended	Janus Protected Series - Global		Janus Protected Series - Growth
September 30, 2012 (all numbers in thousands)	2013	2012(1)	2013	2012

Transactions in Fund Shares – Class A Shares:
Shares sold	54	319	214	3,905
Reinvested dividends and distributions	–	–	–	–
Shares repurchased	(58)	(15)	(1,759)	(2,321)
Net Increase/(Decrease) in Fund Shares	(4)	304	(1,545)	1,584
Shares Outstanding, Beginning of Period	304	–	5,243	3,659
Shares Outstanding, End of Period	300	304	3,698	5,243
Transactions in Fund Shares – Class C Shares:
Shares sold	9	189	117	2,075
Reinvested dividends and distributions	–	–	–	–
Shares repurchased	–	(2)	(1,377)	(840)
Net Increase/(Decrease) in Fund Shares	9	187	(1,260)	1,235
Shares Outstanding, Beginning of Period	187	–	3,955	2,720
Shares Outstanding, End of Period	196	187	2,695	3,955

50 | MARCH 31, 2013

For the period ended March 31, 2013 (unaudited) and the year or period ended	Janus Protected Series - Global		Janus Protected Series - Growth
September 30, 2012 (all numbers in thousands)	2013	2012(1)	2013	2012

Transactions in Fund Shares – Class D Shares:
Shares sold	33	198	136	389
Reinvested dividends and distributions	–	–	–	–
Shares repurchased	(12)	(17)	(140)	(215)
Net Increase/(Decrease) in Fund Shares	21	181	(4)	174
Shares Outstanding, Beginning of Period	181	–	824	650
Shares Outstanding, End of Period	202	181	820	824
Transactions in Fund Shares – Class I Shares:
Shares sold	23	162	271	1,541
Reinvested dividends and distributions	–	–	–	–
Shares repurchased	(2)	–	(558)	(2,594)
Net Increase/(Decrease) in Fund Shares	21	162	(287)	(1,053)
Shares Outstanding, Beginning of Period	162	–	2,023	3,076
Shares Outstanding, End of Period	183	162	1,736	2,023
Transactions in Fund Shares – Class S Shares:
Shares sold	–	158	–	1
Reinvested dividends and distributions	–	–	–	–
Shares repurchased	–	–	–	(92)
Net Increase/(Decrease) in Fund Shares	–	158	–	(91)
Shares Outstanding, Beginning of Period	158	–	326	417
Shares Outstanding, End of Period	158	158	326	326
Transactions in Fund Shares – Class T Shares:
Shares sold	7	164	60	1,002
Reinvested dividends and distributions	–	–	–	–
Shares repurchased	(2)	(3)	(339)	(751)
Net Increase/(Decrease) in Fund Shares	5	161	(279)	251
Shares Outstanding, Beginning of Period	161	–	1,758	1,507
Shares Outstanding, End of Period	166	161	1,479	1,758

(1)	Period from December 15, 2011 (inception date) through September 30, 2012.

7.	Purchases and Sales of Investment Securities

For the period ended March 31, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Protected Series - Global	$9,151,697	$6,654,544	$–	$–
Janus Protected Series - Growth	18,239,705	30,096,122	–	–

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statements of Assets

Janus Protected Series | 51

Notes to Financial Statements (unaudited) (continued)

and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Funds’ financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2013 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

52 | MARCH 31, 2013

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Annual Report of BNP Paribas Prime Brokerage, Inc.

Janus Investment Fund, on behalf of Janus Protected Series – Global and Janus Protected Series – Growth, will supply the most recent annual reports of the Capital Protection Provider (or any successor or substituted entity thereto), free of charge, upon a shareholder’s request by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator

Janus Protected Series | 53

Additional Information (unaudited) (continued)

to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds of Janus Investment Fund and the Portfolios of Janus Aspen Series (such Funds and Portfolios, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Funds was good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/ performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation

54 | MARCH 31, 2013

payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of the subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or

Janus Protected Series | 55

Additional Information (unaudited) (continued)

will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and the five Funds that have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

56 | MARCH 31, 2013

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Fund’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) in the Market Perspective and by the Fund’s manager in the Management Commentary are just that: opinions. They are a reflection of the Chief Investment Officer(s) and manager’s best judgment at the time this report was compiled, which was March 31, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for the Fund. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally,

Janus Protected Series | 57

Useful Information About Your Fund Report (unaudited) (continued)

there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the

58 | MARCH 31, 2013

Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Protected Series | 59

Notes

60 | MARCH 31, 2013

Notes

Janus Protected Series | 61

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (05/13)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0513-38044	125-24-01800 05-13

SEMIANNUAL REPORT

March 31, 2013

Janus Value Fund

Perkins Global Value Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Value Fund

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Chief Investment Officer’s Market Perspective (unaudited)

Jeff Kautz
Chief Investment
Officer

Up, Up and Away

We receive a lot of questions from clients wondering how much longer this rally will last. The honest answer is: Who really knows?

Rock-bottom interest rates, sky-high corporate profits, a growing economy (albeit slowly) and a significantly cleaned-up banking sector, coupled with loose monetary policy and a healthy dose of investor optimism, could certainly keep stocks rising. The more important question in our mind is how attractive are the reward-to-risk opportunities in the marketplace? Our opinion: Not very. While we are certainly finding individual names in which we are comfortable starting positions, the overall reward-to-risk ratio for the market is not terribly compelling. Staying true to our core investment philosophy of protecting client assets first and foremost, we have maintained a defensive portfolio positioning throughout the current rally.

That said, we have been pleased with the absolute returns the Perkins portfolios have experienced. Our performance in the period is typical of what we would expect, given our risk-centric investment approach. We have continued to focus on the same disciplined research-driven process that has delivered outperformance in our flagship portfolios over the long term: identify attractively priced, high-quality companies with healthy balance sheets and solid, recurring free cash flows, competitively positioned for long-term success. These types of companies have historically helped us limit downside portfolio exposure in down market periods, while participating in market rallies.

In this type of climate, it can be easy for investors to discount risk and forget that stocks tend to revert to the mean over the long term. The signs of a market downswing are always clear in hindsight, but investor greed tends to be blind in the lead-up. This cautious view does not mean that we are particularly bearish. Indeed, we think the bullish equity argument remains strong, especially given the continued excess liquidity in the system provided by central banks on a global basis. Stocks appear fairly valued.

However, there is plenty to be concerned about as well. Market complacency seems only to have increased. The CBOE Volatility Index (VIX) has declined 30% year to date and remains near its six-year low. Trading remains thin and it would not take much to push the market in either direction.

Looking at the broader U.S. economy, gross domestic product (GDP) growth remains low, at an anemic 0.1% for the fourth quarter 2012, with the Fed’s growth expectations for 2013 in the 2.3% to 3.0% range. Some private GDP forecasts are even lower, given sluggish global growth, particularly with slowdowns in China and Europe.

Despite numerous proclamations that the European debt crisis is under control, recent elections in Italy and the hijacking of bank deposits in Cyprus suggest otherwise. The seemingly constant introduction of short-term liquidity solutions may continue to buy time in the region, but ultimately the structural issues that threaten the euro zone will need to be addressed.

China’s economic growth also remains a wild card, with the Chinese government lowering 2013 GDP projections to around 7.5% from more than 8%. Add in growing geopolitical unrest in the Middle East and hot spots such as Iran and North Korea, and the number of prospective financial and political shocks that could easily disrupt markets becomes longer and longer. Will future trouble in any of these key areas end up sparking a stock sell-off – who knows? But their sheer collective magnitude should give investors reason to pause and consider what might happen to their portfolios if trouble does begin to unfold.

Looking Ahead

With all of this in mind, the current environment presents a delicate balancing act for investors. We believe stocks continue to offer the strongest long-term potential compared with other investments, but the market’s broader reward-to-risk ratios are not terribly attractive, especially given the recent rise in equity prices and the significant degree of macroeconomic unknowns. In our opinion, the most likely scenario for the foreseeable future is that markets will muddle along and remain incredibly susceptible to external shocks. As such, we are finding select investment opportunities and adding to a number of high-quality positions. Should there be an increase in market volatility, we would anticipate putting some additional cash to work.

Janus Value Fund | 1

(unaudited) (continued)

All in all, we continue to be comfortable with our current holdings, in terms of both risk exposure and long-term upside potential. Our investment team spends a significant amount of time carefully researching each and every stock, and we remain confident that the high-quality nature of our portfolios will serve our clients well over time.

Thank you for the trust and confidence you have placed in Perkins Investment Management. We remain firmly committed to our value discipline, and our investment team continues to be heavily invested in our strategies right alongside you. We look forward to finding compelling investment opportunities on all our behalf for many years to come.

Sincerely,

Jeff Kautz
Chief Investment Officer

Past performance is no guarantee of future results.

2 | MARCH 31, 2013

Perkins Global Value Fund (unaudited)

Fund Snapshot
We seek to outperform our benchmark and peers over a full market cycle by building a diversified portfolio of what we believe to be financially strong, undervalued stocks. We are convinced that careful consideration of downside risk, prior to determining upside potential, is essential to compounding returns over time.
Gregory Kolb portfolio manager

Performance Overview

Perkins Global Value Fund’s Class T Shares returned 8.98% over the six-month period ended March 31, 2013, underperforming its primary benchmark, the MSCI World Index, which returned 10.41% during the period. Its secondary benchmark, the MSCI All Country World Index, returned 9.57%. Stock markets around the world continued to rise, with the rally from the March 2009 bottom now beginning its fifth year. While we were pleased with our gain during the period, we lagged the benchmarks and peers due to what we believe to be our more risk-sensitive and cautious positioning. Our caution is in keeping with both our history of defensively oriented investing and what we see as a challenging market environment.

Market & Economic Commentary

While you wouldn’t necessarily know it by looking at the stock market, there are fundamental issues of significant concern in the investing landscape today. Warren Buffett is often referenced as having said, “Price is what you pay. Value is what you get,” and we believe keeping the two separate in investment analysis is indeed very important.

In Europe, it seems that while financial markets have been calmed by the recently more aggressive crisis response policies emanating from Berlin and Frankfurt (headquarters for the German government and the European Central Bank, respectively) fundamental stresses remain in the real economy. The recent mini-crisis in Cyprus is a case in point, as are more important critical indicators such as weak gross domestic product (GDP) and employment development in many of the “peripheral” countries. In our view, the crisis in Europe is far from “solved.”

The Japanese stock market has been on a tear (finally!). Since the end of October, when it became clear that Shinzo Abe would become the prime minister and bring with him “end deflation” policies, the Tokyo stock market has risen dramatically. While much of the gain was negated for unhedged U.S. dollar-based investors by the depreciation in the yen, even in dollars the gain exceeded the U.S. market over this period. As to whether the promised policies will bring renewed economic vigor to long-moribund Japan, only time will tell. We believe caution is warranted, given the already high levels of government debt, a declining local buyer base for government bonds and the untested nature of the expansive policies being considered by the Bank of Japan.

A number of factors seem to be contributing to strength in U.S. stocks in particular, among them strong corporate profits, reasonable GDP growth, modest gains in employment, some collaboration in Washington and continued easing by the Federal Reserve (Fed). However, the potential for mean reversion in corporate profit margins, while likely not imminent, lurks as a potential threat to stock prices. Additionally, it seems that many market participants have grown comfortable with the so-called “Bernanke put,” or the Fed’s continued monetary easing policy, something that may not be in place over the long term.

Detractors from Performance

Stock selection in industrials and our underweight in financials hurt relative results. From a country perspective, stock selection in Japan and our holdings in Mexico contributed negatively. Our above average cash holdings continued to limit our gains, given the near zero interest rate environment.

America Movil, one of the world’s largest integrated telecommunications companies with over 300 million access lines in nearly 20 Latin American countries, was the largest individual detractor. The shares fell due to increasing regulatory pressure, particularly in Mexico, where the government is in the process of creating a new telecommunications regulator with greater powers. The likelihood of asymmetric regulations appears high, and this may cause further uncertainty. However, we believe America Movil has unrivaled scale, diversified operations, large free cash flow and a strong balance sheet, all of

Janus Value Fund | 3

Perkins Global Value Fund (unaudited)

which are competitive advantages that offer the potential for downside protection and position the company to weather this period of uncertainty. We have added to the position on weakness.

As one of Europe’s largest diversified utilities, GDF Suez gave weak profit guidance for 2013 as part of its recent capital markets day in December. While the market expected operating results to remain weak, given soft demand and low power prices in Europe, management’s cautionary outlook on 2014 and discussion of an unquantified recovery in 2015 gave investors additional cause for concern. Management has accelerated its cost cutting, reduced growth capital expenditures significantly, announced a large disposal program, and prioritized further the expansion of its non-European asset base. We believe the operating risks are overly reflected in the current share price.

Rounding out the leading detractors was Western Union, the world’s largest money transfer company with nearly 500,000 agents worldwide. The stock declined as the company announced a price cut in an attempt to increase money transfer volumes. We believe that by having the largest number of outlets, Western Union can command a premium price. However, in the near-term, the company is being pressured by its largest competitor, MoneyGram, and a number of other smaller private players in the industry. Western Union is responding by cutting prices and that will negatively impact margins. Additionally, margins will compress due to spending on compliance-related matters.

Contributors to Performance

Holdings in the health care sector contributed positively, as did our underweight in materials. Stock selection in U.S. companies, as well as holdings in Canada and South Korea, aided relative returns. Our hedges in the euro and particularly the yen were positive for the period, as both of those currencies declined against the U.S. dollar. (Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.)

SK Telecom, South Korea’s leading wireless telecommunications operator, with 51% market share and owner of stakes in other (in some cases related) companies including SK Broadband, SK Hynix and Posco, was the leading individual contributor. The company is engaged in a fierce marketing battle for next generation network subscribers, which while offering the promise of higher revenues in the long-term, is depressing margins in the short term. However, recent earnings reports have proved better-than-expected. In addition, new subsidiary SK Hynix reported a modest profit (as compared with significant losses in prior periods), which may have helped SK Telecom’s shares. We trimmed our position on the strength.

Johnson & Johnson, the diversified health care company, reported mixed earnings results for the December year-end period. Operating highlights included strong growth in the pharmaceutical segment, as well as the continued integration of recently acquired Synthes. Management guidance for 2013 disappointed some market participants. Overall, J&J was among many U.S. blue chip stocks to find greater favor in the stock market, as evidenced by its expanding price-to-earnings multiple.

Novartis, a leading global health care company based in Switzerland, rounds out the top individual contributors. The company has struggled to grow its earnings over the past few years due to a combination of patent expirations, reimbursement pressure in Europe and manufacturing setbacks in the U.S. In January, the company reported results that were above consensus estimates and gave longer-term guidance that was well received by the market. Specifically, management stated that by late 2013, the company should have burned through its various headwinds and will return to a multiyear period of organic growth. This led the market to place a higher value on the stock.

Portfolio Positioning & Outlook

We continue to identify stocks having some combination of the characteristics we emphasize – strong balance sheet, healthy free cash flow, durable competitive advantage and low price. While opportunities have become scarcer as the rally has proceeded, we are aided in our search by the global, all-cap nature of our strategy. We thus find ourselves owning a wide range of stocks, covering the spectrum of sectors, regions and market cap size.

Keeping in mind the compressed ratio of reward-to-risk that we generally see today in the markets, the portfolio remains relatively defensively positioned. We have overweight positions in health care, telecommunications services, consumer staples and utilities, while we are underweight all of the typically more economically sensitive sectors including most notably financials and consumer discretionary. We are generally identifying more attractive stock opportunities outside of the U.S., which comes as no surprise given the S&P 500 has reached a new all-time high, and thus are notably underweight in the U.S. We also continue to hedge (an investment to reduce the risk of adverse developments in an asset) a portion of

4 | MARCH 31, 2013

(unaudited)

our yen and euro exposures, in an effort to reduce our exposure to the challenging macro dynamics in those countries. Cash levels remain elevated.

As stock markets reach new multiyear highs, and in some cases all-time highs, the challenge of protecting against potential losses grows. It is often the case that many market participants lose sight of risk after long periods of substantial gains. In contrast, we strive to be ever-mindful of what might go wrong, and in so doing remain grounded in our views on risk and reward, be it for individual stocks or for broader economic conditions. In this way – limiting our exposure to drawdowns – we aim to perform better than the market and our peers over the long haul.

Thank you for your investment in Perkins Global Value Fund.

Janus Value Fund | 5

Perkins Global Value Fund (unaudited)

Perkins Global Value Fund At A Glance

5 Top Performers – Holdings

Contribution

SK Telecom Co., Ltd.	0.70%
Johnson & Johnson	0.54%
Novartis A.G.	0.53%
Two Harbors Investment Corp.	0.47%
Roche Holding A.G.	0.46%

5 Bottom Performers – Holdings

Contribution

America Movil S.A.B. de C.V.	–0.38%
GDF Suez	–0.20%
Western Union Co.	–0.20%
Cosel Co., Ltd.	–0.12%
Diebold, Inc.	–0.09%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Health Care	0.64%	19.23%	10.72%
Materials	0.39%	1.84%	6.78%
Information Technology	0.37%	8.06%	11.88%
Energy	0.26%	4.54%	10.41%
Telecommunication Services	–0.04%	9.93%	3.85%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Other**	–1.73%	16.32%	0.00%
Industrials	–0.80%	8.32%	10.92%
Financials	–0.59%	9.10%	20.15%
Consumer Discretionary	–0.55%	3.61%	11.06%
Utilities	–0.31%	5.04%	3.44%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

6 | MARCH 31, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2013

Johnson & Johnson Medical – Drugs	2.5%
PepsiCo, Inc. Beverages – Non-Alcoholic	2.4%
Microsoft Corp. Applications Software	2.3%
Vodafone Group PLC Cellular Telecommunications	2.3%
Tesco PLC Food – Retail	2.2%

11.7%

Asset Allocation – (% of Net Assets)
As of March 31, 2013

Emerging markets comprised 6.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2013

As of September 30, 2012

Janus Value Fund | 7

Perkins Global Value Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2013						per the January 28, 2013 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Perkins Global Value Fund – Class A Shares
NAV	8.98%	12.75%	4.16%	9.96%	6.28%	1.19%
MOP	2.69%	6.26%	2.93%	9.31%	5.74%

Perkins Global Value Fund – Class C Shares
NAV	8.45%	11.78%	3.54%	9.24%	5.57%	2.02%
CDSC	7.45%	10.78%	3.54%	9.24%	5.57%

Perkins Global Value Fund – Class D Shares(1)	9.00%	12.91%	4.36%	10.21%	6.51%	1.03%

Perkins Global Value Fund – Class I Shares	9.06%	12.95%	4.23%	10.15%	6.45%	0.95%

Perkins Global Value Fund – Class N Shares	9.13%	12.81%	4.30%	10.18%	6.48%	0.88%

Perkins Global Value Fund – Class S Shares	8.85%	12.58%	4.17%	9.89%	6.20%	1.37%

Perkins Global Value Fund – Class T Shares	8.98%	12.81%	4.30%	10.18%	6.48%	1.12%

Morgan Stanley Capital International World IndexSM	10.41%	11.85%	2.23%	8.88%	4.38%

Morgan Stanley Capital International All Country World IndexSM	9.57%	10.55%	2.06%	9.36%	4.86%

Morningstar Quartile – Class T Shares	–	2nd	2nd	2nd	2nd

Morningstar Ranking – based on total return for World Stock Funds	–	318/953	173/681	199/425	122/391

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

8 | MARCH 31, 2013

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The expense ratios for Class N Shares are estimated.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s prospectuses or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Class A Shares, Class C Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectus for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – June 29, 2001
(1)	Closed to new investors.

Janus Value Fund | 9

Perkins Global Value Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12)	(3/31/13)	(10/1/12 - 3/31/13)†	(10/1/12 - 3/31/13)

Class A Shares	$1,000.00	$1,089.80	$5.89	$1,000.00	$1,019.30	$5.69	1.13%

Class C Shares	$1,000.00	$1,084.50	$10.19	$1,000.00	$1,015.16	$9.85	1.96%

Class D Shares	$1,000.00	$1,090.00	$5.05	$1,000.00	$1,020.09	$4.89	0.97%

Class I Shares	$1,000.00	$1,090.60	$4.43	$1,000.00	$1,020.69	$4.28	0.85%

Class N Shares	$1,000.00	$1,091.30	$4.07	$1,000.00	$1,021.04	$3.93	0.78%

Class S Shares	$1,000.00	$1,088.50	$6.66	$1,000.00	$1,018.55	$6.44	1.28%

Class T Shares	$1,000.00	$1,090.70	$5.32	$1,000.00	$1,019.85	$5.14	1.02%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financials or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

10 | MARCH 31, 2013

Perkins Global Value Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares or Principal Amount		Value

Common Stock – 83.5%
Aerospace and Defense – 2.2%
38,475	General Dynamics Corp.	$2,712,872
14,570	Rockwell Collins, Inc.	919,659
		3,632,531
Aerospace and Defense – Equipment – 0.5%
217,945	BBA Aviation PLC	852,589
Agricultural Chemicals – 1.0%
12,665	Mosaic Co.	754,961
137,000	Nitto FC Co., Ltd.**	893,731
		1,648,692
Applications Software – 2.3%
134,115	Microsoft Corp.	3,837,030
Beverages – Non-Alcoholic – 2.4%
48,925	PepsiCo, Inc.	3,870,457
Brewery – 1.7%
55,765	Molson Coors Brewing Co. – Class B	2,728,581
Broadcast Services and Programming – 1.3%
81,410	Grupo Televisa S.A.B. (ADR)	2,166,320
Casino Hotels – 0.5%
29,330	Kangwon Land, Inc.	810,840
Cellular Telecommunications – 7.6%
3,267,597	America Movil S.A.B. de C.V.	3,463,697
1,366	NTT DOCOMO, Inc.**	2,026,069
20,306	Rogers Communications, Inc. – Class B	1,037,493
13,388	SK Telecom Co., Ltd.	2,172,556
1,325,746	Vodafone Group PLC	3,758,268
		12,458,083
Chemicals – Specialty – 0.2%
58,000	Nippon Fine Chemical Co., Ltd.**	394,390
Commercial Banks – 1.6%
35,245	CIT Group, Inc.*	1,532,453
93,160	Fulton Financial Corp.	1,089,972
		2,622,425
Commercial Services – Finance – 1.6%
173,255	Western Union Co.	2,605,755
Computers – Integrated Systems – 1.0%
51,880	Diebold, Inc.	1,573,002
Cosmetics and Toiletries – 3.2%
76,700	Kose Corp.**	1,782,224
10,800	Pola Orbis Holdings, Inc.**	344,241
39,420	Procter & Gamble Co.	3,037,705
		5,164,170
Dental Supplies and Equipment – 0.9%
11,900	Nakanishi, Inc.**	1,493,190
Diversified Operations – 1.6%
336,393	Orkla A.S.A.	2,696,888
Electric – Integrated – 5.4%
18,810	Entergy Corp.	1,189,544
68,835	Exelon Corp.	2,373,431
112,963	GDF Suez**	2,174,676
96,550	PPL Corp.	3,022,981
		8,760,632
Electric Products – Miscellaneous – 0.6%
36,300	Icom, Inc.**	921,770
Electronic Connectors – 1.2%
14,400	Hirose Electric Co., Ltd.**	1,892,563
Electronic Measuring Instruments – 0.5%
73,300	Cosel Co., Ltd.**	841,097
Food – Miscellaneous/Diversified – 3.6%
30,427	Danone S.A.**	2,116,837
33,517	Nestle S.A.	2,424,596
32,232	Unilever N.V.**	1,320,124
		5,861,557
Food – Retail – 2.2%
633,678	Tesco PLC	3,673,126
Leisure & Recreation Products – 0.1%
47,000	Sansei Yusoki Co., Ltd.**	191,755
Machinery – Pumps – 0.3%
54,000	Tsurumi Manufacturing Co., Ltd.**	468,168
Medical – Drugs – 10.6%
148,444	GlaxoSmithKline PLC	3,469,572
49,925	Johnson & Johnson	4,070,385
50,831	Novartis A.G.	3,612,804
101,850	Pfizer, Inc.	2,939,391
10,190	Roche Holding A.G.	2,373,013
8,366	Sanofi**	849,993
		17,315,158
Medical – HMO – 2.7%
39,630	Aetna, Inc.	2,025,886
37,015	WellPoint, Inc.	2,451,503
		4,477,389
Medical Instruments – 3.0%
73,000	As One Corp.**	1,669,879
37,600	Fukuda Denshi Co., Ltd.**	1,398,215
5,900	Medikit Co., Ltd.**	199,028
35,040	Medtronic, Inc.	1,645,478
		4,912,600
Medical Products – 2.1%
6,820	Becton, Dickinson and Co.	652,060
42,175	Stryker Corp.	2,751,497
		3,403,557
Metal Products – Distributors – 0.5%
73,000	Furusato Industries, Ltd.**	742,255
Metal Products – Fasteners – 0.4%
69,800	Kitagawa Industries Co., Ltd.**	645,198
Miscellaneous Manufacturing – 0.2%
30,200	Mirai Industry Co., Ltd.**	364,826
Multi-Line Insurance – 0.9%
30,290	Allstate Corp.	1,486,330
Networking Products – 0.7%
56,095	Cisco Systems, Inc.	1,172,946
Non-Hazardous Waste Disposal – 0.8%
39,205	Republic Services, Inc.	1,293,765

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Value Fund | 11

Perkins Global Value Fund

Schedule of Investments (unaudited)

As of March 31, 2013

Shares or Principal Amount		Value

Oil Companies – Exploration and Production – 0.9%
18,580	Devon Energy Corp.	$1,048,283
14,890	QEP Resources, Inc.	474,098
		1,522,381
Oil Companies – Integrated – 4.6%
69,140	BP PLC (ADR)	2,928,079
70,573	Royal Dutch Shell PLC – Class A	2,282,601
47,007	Total S.A.**	2,250,607
		7,461,287
Property and Casualty Insurance – 1.5%
73,600	NKSJ Holdings, Inc.**	1,539,719
10,625	Travelers Cos., Inc.	894,519
		2,434,238
Protection – Safety – 0.5%
33,200	Secom Joshinetsu Co., Ltd.**	846,579
Publishing – Books – 0.1%
30,240	Daekyo Co., Ltd.	183,784
Publishing – Periodicals – 0.3%
50,672	UBM PLC	542,331
REIT – Apartments – 0.1%
9,335	Silver Bay Realty Trust Corp.	193,235
REIT – Mortgage – 3.4%
35,860	American Capital Agency Corp.	1,175,491
46,990	Hatteras Financial Corp.	1,288,936
190,520	Two Harbors Investment Corp.	2,402,457
30,390	Western Asset Mortgage Capital Corp.	706,263
		5,573,147
Savings/Loan/Thrifts – 1.9%
19,775	Berkshire Hills Bancorp, Inc.	505,054
237,016	First Niagara Financial Group, Inc.	2,099,962
32,285	Washington Federal, Inc.	564,987
		3,170,003
Schools – 0.3%
121,900	Shingakukai Co., Ltd.**	439,058
Security Services – 1.0%
32,900	Secom Co., Ltd.**	1,693,588
Seismic Data Collection – 0.2%
117,615	Pulse Seismic, Inc.	362,480
Steel – Producers – 0.4%
2,057	POSCO	604,728
Telecommunication Services – 2.0%
51,310	Telenor A.S.A.	1,124,602
101,591	Vivendi S.A.**	2,098,331
		3,222,933
Tobacco – 0.3%
6,871	KT&G Corp.	466,385
Water – 0.4%
45,539	Suez Environment Co.**	580,699
Wire and Cable Products – 0.2%
99,000	Nichia Steel Works, Ltd.**	295,570

Total Common Stock (cost $118,838,787)		136,572,061

Repurchase Agreement – 15.9%
$26,001,000	ING Financial Markets LLC, 0.1600%, dated 3/28/13, maturing 4/1/13, to be repurchased at $26,001,462, collateralized by $35,722,843 in U.S. Treasuries 0.0000%-6.3750%, 1/15/23-8/15/29, with a value of $26,521,420 (cost $26,001,000)	26,001,000

Total Investments (total cost $144,839,787) – 99.4%		162,573,061

Cash, Receivables and Other Assets, net of Liabilities – 0.6%		1,009,724

Net Assets – 100%		$163,582,785

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Canada	$1,399,973	0.9%
France	10,071,143	6.2%
Japan	21,083,113	13.0%
Jersey	542,331	0.3%
Mexico	5,630,017	3.5%
Netherlands	1,320,124	0.8%
Norway	3,821,490	2.3%
South Korea	4,238,293	2.6%
Switzerland	8,410,413	5.2%
United Kingdom	16,964,235	10.4%
United States††	89,091,929	54.8%

Total	$162,573,061	100.0%

††	Includes Cash Equivalents of 16.0%.

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
Euro 4/18/13	300,000	$384,552	$8,103
Japanese Yen 4/18/13	666,000,000	7,076,876	(155,894)

		7,461,428	(147,791)

HSBC Securities (USA), Inc.: Japanese Yen 5/2/13	518,000,000	5,504,799	(119,428)

JPMorgan Chase & Co.: Euro 4/11/13	4,179,000	5,356,546	73,229

Total		$18,322,773	$(193,990)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 | MARCH 31, 2013

Statement of Assets and Liabilities

As of March 31, 2013 (unaudited)	Perkins Global
(all numbers in thousands except net asset value per share)	Value Fund

Assets:
Investments at cost(1)	$144,840
Investments at value	$136,572
Repurchase agreements	26,001
Cash	194
Cash denominated in foreign currency(2)	15
Receivables:
Investments sold	649
Fund shares sold	357
Dividends	791
Foreign dividend tax reclaim	123
Interest	–
Non-interested Trustees’ deferred compensation	3
Other assets	2
Forward currency contracts	81
Total Assets	164,788
Liabilities:
Payables:
Investments purchased	650
Fund shares repurchased	103
Advisory fees	80
Fund administration fees	2
Internal servicing cost	–
Administrative services fees	17
Distribution fees and shareholder servicing fees	4
Administrative, networking and omnibus fees	4
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	3
Accrued expenses and other payables	66
Forward currency contracts	275
Total Liabilities	1,205
Net Assets	$163,583

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Value Fund | 13

Statement of Assets and Liabilities  (continued)

As of March 31, 2013 (unaudited)	Perkins Global
(all numbers in thousands except net asset value per share)	Value Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$143,405
Undistributed net investment loss*	(363)
Undistributed net realized gain from investment and foreign currency transactions*	3,005
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	17,536
Total Net Assets	$163,583
Net Assets - Class A Shares	$14,062
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,070
Net Asset Value Per Share(3)	$13.15
Maximum Offering Price Per Share(4)	$13.95
Net Assets - Class C Shares	$1,298
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	100
Net Asset Value Per Share(3)	$13.00
Net Assets - Class D Shares	$86,488
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,528
Net Asset Value Per Share	$13.25
Net Assets - Class I Shares	$15,937
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,219
Net Asset Value Per Share	$13.07
Net Assets - Class N Shares	$5,905
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	454
Net Asset Value Per Share	$13.02
Net Assets - Class S Shares	$290
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	22
Net Asset Value Per Share	$13.30
Net Assets - Class T Shares	$39,603
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,992
Net Asset Value Per Share	$13.24

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of repurchase agreements of $26,001,000.
(2)	Includes cost of $15,419.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

14 | MARCH 31, 2013

Statement of Operations

For the period ended March 31, 2013 (unaudited)	Perkins Global
(all numbers in thousands)	Value Fund

Investment Income:
Interest	$17
Dividends	2,189
Foreign tax withheld	(106)
Total Investment Income	2,100
Expenses:
Advisory fees	443
Internal servicing expense - Class A Shares	–
Internal servicing expense - Class C Shares	–
Internal servicing expense - Class I Shares	–
Shareholder reports expense	22
Transfer agent fees and expenses	30
Registration fees	62
Custodian fees	7
Professional fees	15
Non-interested Trustees’ fees and expenses	3
Fund administration fees	7
Administrative services fees - Class D Shares	48
Administrative services fees - Class S Shares	–
Administrative services fees - Class T Shares	47
Distribution fees and shareholder servicing fees - Class A Shares	15
Distribution fees and shareholder servicing fees - Class C Shares	5
Distribution fees and shareholder servicing fees - Class S Shares	–
Administrative, networking and omnibus fees - Class A Shares	5
Administrative, networking and omnibus fees - Class C Shares	1
Administrative, networking and omnibus fees - Class I Shares	3
Other expenses	8
Total Expenses	721
Expense and Fee Offset	–
Net Expenses	721
Less: Excess Expense Reimbursement	(3)
Net Expenses after Expense Reimbursement	718
Net Investment Income	1,382
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	3,818
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	7,684
Net Gain on Investments	11,502
Net Increase in Net Assets Resulting from Operations	$12,884

See Notes to Financial Statements.

Janus Value Fund | 15

Statements of Changes in Net Assets

	Perkins Global
For the period ended March 31, 2013 (unaudited) and the year ended September 30, 2012	Value Fund
(all numbers in thousands)	2013	2012(1)

Operations:
Net investment income	$1,382	$2,408
Net realized gain from investment and foreign currency transactions	3,818	5,215
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	7,684	10,696
Net Increase in Net Assets Resulting from Operations	12,884	18,319
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(243)	(20)
Class C Shares	(16)	(7)
Class D Shares	(1,693)	(2,086)
Class I Shares	(72)	(147)
Class N Shares	(138)	–
Class S Shares	(6)	(10)
Class T Shares	(762)	(576)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(473)	(19)
Class C Shares	(39)	(8)
Class D Shares	(3,304)	(2,051)
Class I Shares	(149)	(138)
Class N Shares	(239)	–
Class S Shares	(13)	(11)
Class T Shares	(1,502)	(577)
Net Decrease from Dividends and Distributions	(8,649)	(5,650)

See footnotes at the end of the Statements.
See Notes to Financial Statements.

16 | MARCH 31, 2013

	Perkins Global
For the period ended March 31, 2013 (unaudited) and the year ended September 30, 2012	Value Fund
(all numbers in thousands)	2013	2012(1)

Capital Share Transactions:
Shares Sold
Class A Shares	4,207	10,763
Class C Shares	536	826
Class D Shares	5,365	6,676
Class I Shares	12,230	4,897
Class N Shares	573	5,422
Class S Shares	2	4
Class T Shares	6,088	20,266
Redemption Fees
Class D Shares	N/A	2
Class I Shares	N/A	1
Class T Shares	N/A	3
Reinvested Dividends and Distributions
Class A Shares	691	39
Class C Shares	55	15
Class D Shares	4,942	4,083
Class I Shares	136	282
Class N Shares	377	–
Class S Shares	18	20
Class T Shares	2,239	1,136
Shares Repurchased
Class A Shares	(1,590)	(1,223)
Class C Shares	(228)	(131)
Class D Shares	(5,099)	(10,149)
Class I Shares	(682)	(6,934)
Class N Shares	(487)	(131)
Class S Shares	(47)	(118)
Class T Shares	(8,623)	(5,102)
Net Increase from Capital Share Transactions	20,703	30,647
Net Increase in Net Assets	24,938	43,316
Net Assets:
Beginning of period	138,645	95,329
End of period	$163,583	$138,645

Undistributed Net Investment Income/(Loss)*	$(363)	$1,185

*	See Note 5 in Notes to Financial Statements.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012 for Class N Shares.

See Notes to Financial Statements.

Janus Value Fund | 17

Financial Highlights

Class A Shares

For a share outstanding during the period ended March 31, 2013 (unaudited),
each year or period ended September 30 and the period ended October 31,	Perkins Global Value Fund
2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.88	$11.62	$11.60	$10.90	$9.44
Income from Investment Operations:
Net investment income	0.13	0.36	0.25	0.19	0.06
Net gain/(loss) on investments (both realized and unrealized)	0.97	1.60	(0.01)	0.68	1.40
Total from Investment Operations	1.10	1.96	0.24	0.87	1.46
Less Distributions and Other:
Dividends (from net investment income)*	(0.28)	(0.36)	(0.22)	(0.17)	–
Distributions (from capital gains)*	(0.55)	(0.34)	–	–	–
Redemption fees	N/A	–	–(3)	–	–
Total Distributions and Other	(0.83)	(0.70)	(0.22)	(0.17)	–
Net Asset Value, End of Period	$13.15	$12.88	$11.62	$11.60	$10.90
Total Return**	8.98%	17.58%	1.97%	8.08%	15.47%
Net Assets, End of Period (in thousands)	$14,062	$10,379	$248	$160	$16
Average Net Assets for the Period (in thousands)	$11,810	$4,748	$184	$189	$6
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.13%	1.21%	1.27%	1.40%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.13%	1.21%	1.26%	1.40%	0.84%
Ratio of Net Investment Income to Average Net Assets***	1.79%	2.17%	2.01%	2.45%	0.50%
Portfolio Turnover Rate	11%	37%	51%	49%^	62%

Class C Shares

For a share outstanding during the period ended March 31, 2013 (unaudited),
each year or period ended September 30 and the period ended October 31,	Perkins Global Value Fund
2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.75	$11.50	$11.52	$10.92	$9.44
Income from Investment Operations:
Net investment income	0.12	0.27	0.23	0.16	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.91	1.65	(0.06)	0.60	1.45
Total from Investment Operations	1.03	1.92	0.17	0.76	1.48
Less Distributions and Other:
Dividends (from net investment income)*	(0.23)	(0.33)	(0.19)	(0.16)	–
Distributions (from capital gains)*	(0.55)	(0.34)	–	–	–
Redemption fees	N/A	–	–(3)	–	–
Total Distributions and Other	(0.78)	(0.67)	(0.19)	(0.16)	–
Net Asset Value, End of Period	$13.00	$12.75	$11.50	$11.52	$10.92
Total Return**	8.45%	17.35%	1.38%	7.03%	15.68%
Net Assets, End of Period (in thousands)	$1,298	$902	$133	$15	$13
Average Net Assets for the Period (in thousands)	$1,025	$492	$56	$13	$3
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.96%	1.59%(4)	1.90%	1.92%	1.79%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.96%	1.59%(4)	1.90%	1.91%	1.63%
Ratio of Net Investment Income to Average Net Assets***	1.04%	1.56%	1.73%	1.62%	0.31%
Portfolio Turnover Rate	11%	37%	51%	49%^	62%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	A non-recurring expense adjustment impacted the Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets for Class C Shares. The ratio would be 2.03% and 2.03%, respectively, without the inclusion of the non-recurring expense adjustment.

See Notes to Financial Statements.

18 | MARCH 31, 2013

Class D Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and each	Perkins Global Value Fund
year or period ended September 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$12.97	$11.67	$11.65	$11.16
Income from Investment Operations:
Net investment income	0.13	0.26	0.30	0.19
Net gain/(loss) on investments (both realized and unrealized)	0.98	1.73	(0.02)	0.30
Total from Investment Operations	1.11	1.99	0.28	0.49
Less Distributions and Other:
Dividends (from net investment income)*	(0.28)	(0.35)	(0.26)	–
Distributions (from capital gains)*	(0.55)	(0.34)	–	–
Redemption fees	N/A	–(2)	–(2)	–(2)
Total Distributions and Other	(0.83)	(0.69)	(0.26)	–
Net Asset Value, End of Period	$13.25	$12.97	$11.67	$11.65
Total Return**	9.00%	17.72%	2.30%	4.39%
Net Assets, End of Period (in thousands)	$86,488	$79,206	$70,479	$74,552
Average Net Assets for the Period (in thousands)	$80,521	$75,550	$76,920	$74,175
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.97%	1.04%	1.03%	1.30%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.97%	1.04%	1.03%	1.30%
Ratio of Net Investment Income to Average Net Assets***	1.89%	2.12%	2.25%	2.61%
Portfolio Turnover Rate	11%	37%	51%	49%^

Class I Shares

For a share outstanding during the period ended March 31, 2013 (unaudited),
each year or period ended September 30 and the period ended October 31,	Perkins Global Value Fund
2009	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$12.78	$11.51	$11.52	$10.92	$9.44
Income from Investment Operations:
Net investment income	0.23	0.37	0.38	0.16	0.02
Net gain/(loss) on investments (both realized and unrealized)	0.87	1.60	(0.09)	0.61	1.46
Total from Investment Operations	1.10	1.97	0.29	0.77	1.48
Less Distributions and Other:
Dividends (from net investment income)*	(0.26)	(0.36)	(0.30)	(0.17)	–
Distributions (from capital gains)*	(0.55)	(0.34)	–	–	–
Redemption fees	N/A	–(2)	–(2)	–	–
Total Distributions and Other	(0.81)	(0.70)	(0.30)	(0.17)	–
Net Asset Value, End of Period	$13.07	$12.78	$11.51	$11.52	$10.92
Total Return**	9.06%	17.87%	2.40%	7.15%	15.68%
Net Assets, End of Period (in thousands)	$15,937	$3,452	$4,517	$2,675	$562
Average Net Assets for the Period (in thousands)	$9,064	$6,386	$3,934	$600	$58
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.85%	0.95%	0.91%	1.28%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.85%	0.95%	0.90%	1.27%	0.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.56%	2.20%	2.55%	1.33%	(0.10)%
Portfolio Turnover Rate	11%	37%	51%	49%^	62%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Value Fund | 19

Financial Highlights  (continued)

Class N Shares

For a share outstanding during the period ended March 31, 2013 (unaudited) and the period ended	Perkins Global Value Fund
September 30, 2012	2013	2012(1)

Net Asset Value, Beginning of Period	$12.78	$11.55
Income from Investment Operations:
Net investment income	0.14	0.03
Net gain on investments (both realized and unrealized)	0.97	1.20
Total from Investment Operations	1.11	1.23
Less Distributions:
Dividends (from net investment income)*	(0.32)	–
Distributions (from capital gains)*	(0.55)	–
Total Distributions	(0.87)	–
Net Asset Value, End of Period	$13.02	$12.78
Total Return**	9.13%	10.65%
Net Assets, End of Period (in thousands)	$5,905	$5,317
Average Net Assets for the Period (in thousands)	$5,589	$791
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.78%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.78%	1.02%
Ratio of Net Investment Income to Average Net Assets***	2.07%	4.09%
Portfolio Turnover Rate	11%	37%

Class S Shares

For a share outstanding during the period ended March 31, 2013 (unaudited),
each year or period ended September 30 and the period ended October 31,	Perkins Global Value Fund
2009	2013	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$12.99	$11.68	$11.67	$11.02	$9.44
Income from Investment Operations:
Net investment income	0.09	0.22	0.27	0.18	0.16
Net gain/(loss) on investments (both realized and unrealized)	1.01	1.73	(0.03)	0.64	1.25
Total from Investment Operations	1.10	1.95	0.24	0.82	1.41
Less Distributions and Other:
Dividends (from net investment income)*	(0.24)	(0.30)	(0.23)	(0.17)	–
Distributions (from capital gains)*	(0.55)	(0.34)	–	–	–
Redemption fees	N/A	–	–(4)	–	0.17
Total Distributions and Other	(0.79)	(0.64)	(0.23)	(0.17)	0.17
Net Asset Value, End of Period	$13.30	$12.99	$11.68	$11.67	$11.02
Total Return**	8.85%	17.32%	1.96%	7.51%	16.74%
Net Assets, End of Period (in thousands)	$290	$310	$370	$653	$11
Average Net Assets for the Period (in thousands)	$300	$333	$510	$439	$9
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.28%	1.36%	1.36%	1.64%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.28%	1.35%	1.36%	1.64%	1.09%
Ratio of Net Investment Income to Average Net Assets***	1.48%	1.79%	1.67%	2.34%	1.10%
Portfolio Turnover Rate	11%	37%	51%	49%^	62%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

20 | MARCH 31, 2013

Class T Shares

For a share outstanding during the period ended March 31,
2013 (unaudited), each year or period ended September 30	Perkins Global Value Fund
and each year ended October 31	2013	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$12.95	$11.66	$11.64	$10.95	$9.36	$17.21	$15.32
Income from Investment Operations:
Net investment income	0.14	0.27	0.29	0.18	0.23	0.15	0.07
Net gain/(loss) on investments (both realized and unrealized)	0.98	1.70	(0.03)	0.66	2.11	(7.26)	4.13
Total from Investment Operations	1.12	1.97	0.26	0.84	2.34	(7.11)	4.20
Less Distributions and Other:
Dividends (from net investment income)*	(0.28)	(0.34)	(0.24)	(0.15)	(0.13)	(0.27)	(0.09)
Distributions (from capital gains)*	(0.55)	(0.34)	–	–	(0.62)	(0.48)	(2.22)
Redemption fees	N/A	–(2)	–(2)	–(2)	–(2)	0.01	–(2)
Total Distributions and Other	(0.83)	(0.68)	(0.24)	(0.15)	(0.75)	(0.74)	(2.31)
Net Asset Value, End of Period	$13.24	$12.95	$11.66	$11.64	$10.95	$9.36	$17.21
Total Return**	9.07%	17.58%	2.18%	7.70%	27.37%	(42.89)%	30.59%
Net Assets, End of Period (in thousands)	$39,603	$39,079	$19,582	$20,883	$98,415	$85,625	$188,616
Average Net Assets for the Period (in thousands)	$37,303	$26,585	$21,082	$48,157	$84,893	$136,813	$162,723
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.03%	1.12%	1.09%	1.09%	1.31%	1.25%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.02%	1.11%	1.09%	1.09%	1.30%	1.24%	1.06%
Ratio of Net Investment Income to Average Net Assets***	1.82%	2.02%	2.18%	2.41%	1.05%	0.70%	0.43%
Portfolio Turnover Rate	11%	37%	51%	49%^	62%	18%	14%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Value Fund | 21

Notes to Schedule of Investments and Other Information (unaudited)

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Perkins Global Value Fund
Common Stock
Broadcast Services and Programming	$–	$2,166,320	$–
Diversified Operations	–	2,696,888	–
Oil Companies – Integrated	4,533,208	2,928,079	–
Telecommunication Services	2,098,331	1,124,602	–
All Other	121,024,633	–	–

Repurchase Agreement	–	26,001,000	–

Total Investments in Securities	$127,656,172	$34,916,889	$–

Other Financial Instruments(b):	$–	$(193,990)	$–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of March 31, 2013 is noted below.

Fund	Aggregate Value

Perkins Global Value Fund	$32,474,379

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

22 | MARCH 31, 2013

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Perkins Global Value Fund is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the period ended March 31, 2013. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Fund’s Trustees. Circumstances in

Janus Value Fund | 23

Notes to Financial Statements (unaudited) (continued)

which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Fund’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund may be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter

24 | MARCH 31, 2013

M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Fund adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended March 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Valuation Inputs Summary
In accordance with FASB guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Janus Value Fund | 25

Notes to Financial Statements (unaudited) (continued)

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2013 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Fund shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Fund may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Fund is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Fund when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Fund cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Fund.

In addition, the Accounting Standards Update requires the Fund to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period ended March 31, 2013.

Transfers from
Level 1 to
Fund	Level 2

Perkins Global Value Fund	$3,350,376

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the period and no factor was applied at the beginning of the fiscal year.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2013 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to

26 | MARCH 31, 2013

additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted on the

Janus Value Fund | 27

Notes to Financial Statements (unaudited) (continued)

accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Fund’s custodian.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2013.

Fair Value of Derivative Instruments as of March 31, 2013

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Perkins Global Value Fund
Foreign Exchange Contracts	Forward currency contracts	$81,332	Forward currency contracts	$275,322

Total		$81,332		$275,322

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2013.

The effect of Derivative Instruments on the Statement of Operations for the period ended March 31, 2013

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Perkins Global Value Fund

Foreign Exchange Contracts	$–	$–	$–	$2,314,106	$2,314,106

Total	$–	$–	$–	$2,314,106	$2,314,106

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Perkins Global Value Fund

Foreign Exchange Contracts	$–	$–	$–	$(168,994)	$(168,994)

Total	$–	$–	$–	$(168,994)	$(168,994)

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Fund’s volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the

28 | MARCH 31, 2013

“Dodd- Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd- Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed

Janus Value Fund | 29

Notes to Financial Statements (unaudited) (continued)

companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing
The Fund may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base
Fee (%)
Fund	(annual rate)

Perkins Global Value Fund	0.64

For the Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Perkins Global Value Fund	MSCI World IndexSM

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund’s performance-based fee structure has been in effect for at least 12 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustment began July 2011 for the Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The

30 | MARCH 31, 2013

investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the period ended March 31, 2013, the Fund recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Perkins Global Value Fund	$(21,738)

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Janus Capital pays Perkins a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period.

Perkins or its predecessors have been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. Janus Capital owns approximately 78% of Perkins. Perkins has the option to require Janus Capital to purchase all or part of its remaining ownership interests following certain anniversary dates. On February 1, 2013, Perkins exercised its rights to put 98% of its interests to Janus Capital. The transaction is expected to close in August 2013.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares of the Fund pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares of the Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation

Janus Value Fund | 31

Notes to Financial Statements (unaudited) (continued)

(“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of March 31, 2013 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $101,857 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2013.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. The Fund pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $245,510 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2013. The Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2013, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Global Value Fund	$2,207

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2013.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the period ended March 31, 2013, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Perkins Global Value Fund	$522

32 | MARCH 31, 2013

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations. Custodian offsets received reduce “Custodian fees” on the Statement of Operations. The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund. The Fund did not participate in the cash sweep program during the six months ended March 31, 2013.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Perkins Global Value Fund	$146,098,831	$20,001,131	$(3,526,901)	$16,474,230

6.	Capital Share Transactions

For the period ended March 31, 2013 (unaudited) and the year ended September 30, 2012	Perkins Global Value Fund
(all numbers in thousands)	2013	2012(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	333	882
Reinvested dividends and distributions	56	3
Shares repurchased	(125)	(100)
Net Increase/(Decrease) in Fund Shares	264	785
Shares Outstanding, Beginning of Period	806	21
Shares Outstanding, End of Period	1,070	806

Janus Value Fund | 33

Notes to Financial Statements (unaudited) (continued)

For the period ended March 31, 2013 (unaudited) and the year ended September 30, 2012	Perkins Global Value Fund
(all numbers in thousands)	2013	2012(1)

Transactions in Fund Shares – Class C Shares:
Shares sold	43	69
Reinvested dividends and distributions	4	1
Shares repurchased	(18)	(11)
Net Increase/(Decrease) in Fund Shares	29	59
Shares Outstanding, Beginning of Period	71	12
Shares Outstanding, End of Period	100	71
Transactions in Fund Shares – Class D Shares:
Shares sold	418	547
Reinvested dividends and distributions	400	351
Shares repurchased	(399)	(830)
Net Increase/(Decrease) in Fund Shares	419	68
Shares Outstanding, Beginning of Period	6,109	6,041
Shares Outstanding, End of Period	6,528	6,109
Transactions in Fund Shares – Class I Shares:
Shares sold	993	406
Reinvested dividends and distributions	11	25
Shares repurchased	(55)	(553)
Net Increase/(Decrease) in Fund Shares	949	(122)
Shares Outstanding, Beginning of Period	270	392
Shares Outstanding, End of Period	1,219	270
Transactions in Fund Shares – Class N Shares:
Shares sold	46	426
Reinvested dividends and distributions	31	–
Shares repurchased	(39)	(10)
Net Increase/(Decrease) in Fund Shares	38	416
Shares Outstanding, Beginning of Period	416	N/A
Shares Outstanding, End of Period	454	416
Transactions in Fund Shares – Class S Shares:
Shares sold	–	–
Reinvested dividends and distributions	1	2
Shares repurchased	(3)	(10)
Net Increase/(Decrease) in Fund Shares	(2)	(8)
Shares Outstanding, Beginning of Period	24	32
Shares Outstanding, End of Period	22	24
Transactions in Fund Shares – Class T Shares:
Shares sold	475	1,655
Reinvested dividends and distributions	181	98
Shares repurchased	(681)	(416)
Net Increase/(Decrease) in Fund Shares	(25)	1,337
Shares Outstanding, Beginning of Period	3,017	1,680
Shares Outstanding, End of Period	2,992	3,017

(1)	Period from May 31, 2012 (inception date) through September 30, 2012 for Class N Shares.

34 | MARCH 31, 2013

7.	Purchases and Sales of Investment Securities

For the period ended March 31, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Global Value Fund	$24,675,655	$13,109,831	$–	$–

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statement of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Fund’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2013 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Value Fund | 35

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and

36 | MARCH 31, 2013

procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds of Janus Investment Fund and the Portfolios of Janus Aspen Series (such Funds and Portfolios, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Funds was good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/ performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

Janus Value Fund | 37

Additional Information (unaudited) (continued)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of the subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and the five Funds that have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted

38 | MARCH 31, 2013

that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

Janus Value Fund | 39

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Fund’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) in the Market Perspective and by the Fund’s manager in the Management Commentary are just that: opinions. They are a reflection of the Chief Investment Officer(s) and manager’s best judgment at the time this report was compiled, which was March 31, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for the Fund. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally,

40 | MARCH 31, 2013

there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the

Janus Value Fund | 41

Useful Information About Your Fund Report (unaudited) (continued)

Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

42 | MARCH 31, 2013

Notes

Janus Value Fund | 43

Notes

44 | MARCH 31, 2013

Notes

Janus Value Fund | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (05/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0513-38045	125-24-02800 05-13

Item 2 -	Code of Ethics Not applicable to semiannual reports.

Item 3 -	Audit Committee Financial Expert Not applicable to semiannual reports.

Item 4 -	Principal Accountant Fees and Services Not applicable to semiannual reports.

Item 5 -	Audit Committee of Listed Registrants Not applicable.

Item 6 -	Investments
(a)	Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 -	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies Not applicable to this Registrant.

Item 8 -	Portfolio Managers of Closed-End Management Investment Companies Not applicable to this Registrant.

Item 9 -	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable to this Registrant.

Item 10 -	Submission of Matters to a Vote of Security Holders There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11 -	Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 -	Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to this Registrant.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By:	/s/ Robin C. Beery Robin C. Beery, President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)
Date: May 30, 2013
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery Robin C. Beery, President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date: May 30, 2013

By:	/s/ Jesper Nergaard

Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund (Principal Accounting Officer and Principal Financial Officer)

Date: May 30, 2013